  As filed with the Securities and Exchange Commission on November 26, 2003.

                                                                File No.
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment No.     [_]
                      Post-Effective Amendment No.    [_]

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                         A Pennsylvania Business Trust
              (Exact name of Registrant as Specified in Charter)

                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
              (Address of Principal Executive Office) (Zip Code)

                                (800) 548-7786
                       (Area Code and Telephone Number)

                               Ronald E. Robison
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                              New York, NY 10020
                    (Name and Address of Agent for Service)

                                   Copy to:

                            Stuart M. Strauss, Esq.
                         Mayer, Brown, Rowe & Maw LLP
                                 1675 Broadway
                              New York, NY 10019

   Title of Securities Being Registered: Shares of Common Stock, no par value per share.

   No Filing Fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

   Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

   Pursuant to Rule 429, this Registration Statement refers to shares previously registered by the Registrant on Form N-1A (Registration Nos. 002-89729; 811-03980).

================================================================================

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        Strategic Small Value Portfolio
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2004

To Shareholders of the Strategic Small Value Portfolio

   Notice is hereby given of a Special Meeting of Shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of Morgan Stanley Institutional Fund Trust (the "Trust"), to be held in the offices of Morgan
Stanley Investment Management Inc., 1221 Avenue of the Americas,    Floor,
Conference Room   , New York, NY, at    A.M., New York time, on February 24,
2004, and any adjournments thereof (the "Meeting"), for the following purpose:

    1. To consider and vote upon an Agreement and Plan of Reorganization for the Target Fund pursuant to which substantially all of the assets of the Target Fund would be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"); and

    2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and in the Form of Agreement and Plan of Reorganization attached hereto as Exhibit A. Shareholders of record at the close of business on December 19, 2003 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. If you have any questions regarding the enclosed proxy materials, please contact our proxy solicitor, Alamo Direct Mail Services, Inc. ("Alamo"),
at         .

   THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

   INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

                                          By Order of the Board,

                                          Mary E. Mullin
                                          Secretary

January   , 2004

 You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. As discussed in the enclosed Proxy Statement, certain shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following the instructions on their proxy cards.

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        U.S. Small Cap Value Portfolio
                   (formerly U.S. Small Cap Core Portfolio)
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

   This Proxy Statement and Prospectus is being furnished to shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with an Agreement and Plan of Reorganization, dated October 23, 2003 (the "Reorganization Agreement"), a form of which is attached hereto as Exhibit A. Pursuant to the Reorganization Agreement, substantially all of the assets of the Target Fund will be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"). Shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund, the value of which will be equal to the net asset value of your shares of the Target Fund. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement, attached hereto as Exhibit A.

   The Acquiring Fund is a portfolio of the Trust, an open-end diversified management investment company consisting of 24 portfolios, five of which are not operational. The investment objective of the Acquiring Fund is to seek above-average total return over a market cycle of three to five years. For a more detailed description of the investment objective of the Acquiring Fund see "Comparison of Investment Objectives, Policies and Restrictions" below.

   This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that shareholders of the Target Fund should know before voting on the Reorganization Agreement. This Proxy Statement and Prospectus also constitutes a Prospectus of the Acquiring Fund, which is dated December
  , 2003, filed with the Securities and Exchange Commission (the "SEC") as part of this Registration Statement on Form N-14 (the "Registration Statement"). Also enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, and Annual Report for the fiscal year ended September 30, 2003. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated
December   , 2003 has been filed with the SEC as part of this Registration
Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2003, as supplemented on September 30, 2003, and the Annual Report for the Target Fund for the fiscal year ended September 30, 2003. Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 548-7786 (toll free).

   INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        This Proxy Statement and Prospectus is dated December   , 2003

                               TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS

    INTRODUCTION.......................................................   1
       General.........................................................   1
       Record Date; Share Information..................................   1
       Proxies.........................................................   2
       The Proxy Solicitation Process..................................   2
       Vote Required...................................................   3

    SYNOPSIS...........................................................   3
       The Reorganization..............................................   3
       Fee Table/Example...............................................   4
       Tax Consequences of the Reorganization..........................   5
       Comparison of the Target Fund and the Acquiring Fund............   5

    THE REORGANIZATION.................................................   7
       The Board's Considerations......................................   7
       The Reorganization Agreement....................................   8
       Tax Aspects of the Reorganization...............................  10
       Description of Shares...........................................  11
       Appraisal Rights................................................  11

    COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS.....  11

    ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND  12
       General.........................................................  12
       Financial Information...........................................  12
       Management......................................................  12
       Description of Securities and Shareholder Inquiries.............  12
       Dividends, Distributions and Taxes..............................  13
       Purchases, Repurchases and Redemptions..........................  13

    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE........................  13

    FINANCIAL STATEMENTS AND EXPERTS...................................  13

    LEGAL MATTERS......................................................  13

    AVAILABLE INFORMATION..............................................  13

    OTHER BUSINESS.....................................................  14

    Exhibit A--Form of Agreement and Plan of Reorganization............ A-1

    Exhibit B--Share Ownership, as of December 19, 2003................ B-1

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        Strategic Small Value Portfolio
                               One Tower Bridge
                         100 Front Street, Suite 1100
                       West Conshohocken, PA 19428-2881
                                (800) 548-7786

                               -----------------

                        PROXY STATEMENT AND PROSPECTUS

                               -----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON February 24, 2004

                               -----------------

                                 INTRODUCTION

General

   This Proxy Statement and Prospectus is being furnished to shareholders of the Strategic Small Value Portfolio (the "Target Fund"), a portfolio of the Morgan Stanley Institutional Fund Trust (the "Trust"), in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders to be held in the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas,
Floor, Conference Room   , New York, NY, at    A.M., New York time, on February
24, 2004, and any adjournments thereof (the "Meeting"). It is expected that the mailing of the Proxy Statement and Prospectus will be made on or about January
  , 2004.

   At the Meeting, the Target Fund's shareholders (the "Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 23, 2003 ("Reorganization Agreement"), pursuant to which substantially all of the assets of the Target Fund will be combined with those of the U.S. Small Cap Value Portfolio (the "Acquiring Fund," and, together with the Target Fund, the "Funds"), a portfolio of the Trust, in exchange for shares of the Acquiring Fund (the "Reorganization"). Pursuant to the Reorganization, Shareholders will receive shares of the Acquiring Fund, the value of which will be equal to the net asset value of shares of the Target Fund. Institutional Class Shareholders of the Target Fund will receive Institutional Class shares of the Acquiring Fund. The shares to be issued by the Acquiring Fund (the "Shares") will be issued at net asset value without an initial sales charge. Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, attached to this Proxy Statement and Prospectus, and incorporated by reference.

   The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the form of the Reorganization Agreement attached hereto as Exhibit A. The information concerning the Target Fund contained herein has been supplied by the Target Fund and the information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

Record Date; Share Information

   The Board has fixed the close of business December 19, 2003 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were
       Institutional Class shares of the Target Fund issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter relevant to their Fund submitted to a vote at the Meeting. The Target Fund only offers one class of shares which, for purposes of voting on the proposal, will vote together as a single class. The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote or written consent of a majority of the outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

   For information as of the Record Date regarding those persons known to own more than 5% of the Target Fund and the Acquiring Fund, see Exhibit B attached hereto. [As of the Record Date, the Trustees of the Target Fund and the Acquiring Fund owned less than 1% of the outstanding shares of their respective Funds.]

Proxies

   The enclosed proxy card, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. For purposes of determining whether a quorum is present at the Meeting, abstentions and, if applicable, broker "non-votes" will be treated as shares that are present, but which have not been voted. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of the Target Fund; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   The presence of the holders of 40% of the shares entitled to be cast at the meeting, in person or by proxy, shall constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the majority of the votes cast at the Meeting, in person or by proxy, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable period of time after the date set for the original meeting without further notice. The persons named as proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of the Reorganization, and will vote against any such adjournment for those proxies required to be voted against the Reorganization.

The Proxy Solicitation Process

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by the Target Fund, and are expected to be approximately $191,000. The Target Fund and the Acquiring Fund will each bear all of their respective other expenses associated with the Reorganization.

   The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Target Fund or officers and regular employees of Morgan Stanley Investments LP ("MSILP" or the Funds' "Adviser"), JPMorgan Investor Services Company ("JP Morgan" or the Funds' "Transfer Agent") and/or Morgan Stanley Distribution, Inc., without special compensation therefor. As described below, the Target Fund will employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. In addition, the Target Fund may also employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by Alamo or D.F. King, the Target Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

   Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions included with the proxy card or on the Voting Information Card accompanying this Proxy Statement.

To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.

   In certain instances, JPMorgan, Alamo and/or D.F. King may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendation of the Board. The Target Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses may include $3.75 and $6.00 per telephonic vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Target Fund.

Vote Required

   The Board of Trustees of the Trust unanimously recommend that you vote in favor of the Reorganization. Where a reorganization is recommended by the Trustees, approval of the Reorganization Agreement requires the affirmative vote or written consent of a majority of the outstanding voting securities, as defined in the 1940 Act. If the Reorganization Agreement is not approved by Shareholders, the Target Fund will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and in the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which has been filed with the SEC and is incorporated herein by reference.

The Reorganization

   The Reorganization Agreement provides for the transfer of substantially all the assets of the Target Fund, subject to stated liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund. The aggregate net asset value of the Acquiring Fund shares issued in the exchange will equal the aggregate value of the net assets of the Target Fund received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), the Target Fund will distribute the Acquiring Fund shares received by the Target Fund to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of the Target Fund and the Target Fund will thereafter be dissolved and deregistered as an investment company under the 1940 Act. As a result of the Reorganization, each Shareholder will receive that number of full and fractional shares of the Acquiring Fund equal in value to such Shareholder's pro rata interest in the net assets of the Target Fund transferred to the Acquiring Fund. Pursuant to the Reorganization, each Institutional Class Shareholder of the Target Fund will become a holder of Institutional Class shares of the Acquiring Fund. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered. The Board has determined that the interests of the Shareholders will not be diluted as a result of the Reorganization.

   At least one but not more than 20 business days prior to the Valuation Date, the Target Fund will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of the Target Fund's investment company taxable income for all periods since the inception of the Target Fund through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of the Target Fund's net capital gain, if any, realized in such periods (after reduction for any capital loss carryover).

   For the reasons set forth below under "The Reorganization--The Board's Consideration," the Board, including the Trustees who are not "interested persons" of the Trust on behalf of the Target Fund ("Independent Trustees"), as that term is defined in the 1940 Act, have concluded that the Reorganization is in the best interests of the Target Fund and its Shareholders and recommend approval of the Reorganization.

Fee Table/Example

   The following table briefly describes the fees and expenses that a Shareholder of the Target Fund and a Shareholder of the Acquiring Fund may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by the Target Fund and the Acquiring Fund for their fiscal years ended September 30, 2003. The Target Fund and the Acquiring Fund each pay expenses for management of their assets, distributions of their shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (U.S. Small Cap Value Portfolio) reflecting what the fee schedule would have been for September 30, 2003, if the Reorganization had been consummated twelve (12) months prior to that date.

   The purpose of the fee table is to assist the investor or Shareholder in understanding the various costs and expenses that an investor or Shareholder in each Fund will bear directly or indirectly. For a more detailed description of these costs and expenses, see "Comparison of the Target Fund and the Acquiring Fund" below.

   Shareholder Fees--None

 Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                  Target Fund                 Acquiring Fund         Pro Forma Combined Fund
                             (Strategic Small Value        (U.S. Small Cap Value      (U.S. Small Cap Value
                                   Portfolio)                   Portfolio)                 Portfolio)
                         ------------------------------- -------------------------- --------------------------
Management Fees......... Institutional Class: 1.00%      Institutional Class: 0.75% Institutional Class: 0.75%
Distribution and Service
  (12b-1) Fees.......... Institutional Class: NONE       Institutional Class: NONE  Institutional Class: NONE
Other Expenses.......... Institutional Class: 0.51%      Institutional Class: 0.14% Institutional Class: 0.13%
Total Annual Fund
  Operating Expenses.... Institutional Class: 1.51%/(1)/ Institutional Class: 0.89% Institutional Class: 0.88%

--------
(1)The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Target Fund, so that total annual operating expenses will not exceed 1.15% for Institutional Class shares.

Example

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Examples assume that an investor invests $10,000 in either the Target Fund or the Acquiring Fund or the new combined fund (U.S. Small Cap Value Portfolio), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions whether a Shareholder sold or held his shares at the end of each period.

   If a Shareholder SOLD His Shares:

                                                          1 year 3 years 5 years 10 years
                                                          ------ ------- ------- --------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class).................................  $154   $477    $824    $1,802
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 91   $284    $493    $1,096
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 90   $281    $488    $1,084

   If a Shareholder HELD His Shares:

                                                          1 year 3 years 5 years 10 years
                                                          ------ ------- ------- --------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class).................................  $154   $477    $824    $1,802
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 91   $284    $493    $1,096
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class).................................  $ 90   $281    $488    $1,084

Tax Consequences of the Reorganization

   As a condition to the Reorganization, the Trust, on behalf of the Acquiring Fund and the Target Fund, will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by the Acquiring Fund, the Target Fund or Shareholders for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization--Tax Aspects of the Reorganization" below.

Comparison of the Target Fund and the Acquiring Fund

   Investment Objectives and Policies. The Target Fund and the Acquiring Fund have identical investment objectives. Both Funds seek above-average total return over a market cycle of three to five years.

   Both Funds seek to achieve their investment objectives by investing primarily in common stocks of domestic companies (or companies traded on a U.S. securities exchange in the case of the Acquiring Fund) with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in common stocks of small cap companies traded on a U.S. securities exchange. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of foreign issuers, including emerging markets.

   The investment objectives of the Funds are fundamental and cannot be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

   The investment policies of both Funds are essentially the same; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

   Investment Management and Distribution Plan Fees. Both Funds obtain management services from MSILP, a wholly-owned subsidiaries of Morgan Stanley. MSILP will serve as the investment adviser to the combined fund (U.S. Small Cap Value Portfolio) if the Reorganization is approved by Shareholders.

   The Target Fund pays MSILP monthly compensation calculated daily at an annual rate of 1.00% of the Fund's average daily net assets for its Institutional Class shares, and the Acquiring Fund pays MSILP monthly compensation calculated daily at an annual rate of 0.75% of the Fund's average daily net assets for its Institutional Class shares.

   Both Funds obtain distribution services from Morgan Stanley Distribution, Inc., and Morgan Stanley Distribution, Inc. will serve as the distributor of the combined fund (U.S. Small Cap Value Portfolio) if the Reorganization is approved by Shareholders. Neither Fund charges a distribution fee pursuant to Rule 12b-1 under the 1940 Act for its Institutional Class shares. The Adviser Class shares of the Acquiring Fund have adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act whereby such class pays its distributor a distribution fee of 0.25% of the class shares average daily net assets on an annualized basis, which the distributor can use to compensate broker/dealers and service providers which provide distribution services to Shareholders or their customers who beneficially own shares. The Target Fund does not offer Adviser Class shares.

   Both the Target Fund and the Acquiring Fund are managed by the same portfolio management team and the same portfolio managers. If the Reorganization is approved by Shareholders, this team will remain the portfolio management team for the combined fund.

   Other Significant Fees. Both the Target Fund and the Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis--Fee Tables/Example" above for the percentage of average net assets represented by such "Other Expenses."

   Purchases, Exchanges and Redemptions. Shares of both the Target Fund and the Acquiring Fund are sold at net asset value without an initial sales charge. Shares of both the Target Fund and the Acquiring Fund may be redeemed for cash without redemption or other charges at any time at the net asset value per share next determined following receipt of a redemption request.

   Fund shares may be exchanged for shares of other available portfolios of the Trust, without the imposition of an exchange fee. Both the Target Fund and the Acquiring Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to the Acquiring Fund, see the section entitled "Exchange Privilege" in the Trust's Prospectus.

   Dividends. Both the Target Fund and the Acquiring Fund respectively distribute to shareholders substantially all net investment income, if any, in the form of annual dividends, and distribute net realized capital gains, if any, at least annually. In both cases, the Funds automatically reinvest all dividends and distributions in additional shares of the Funds unless the Shareholder elects to receive cash.

   Structure. Both Funds are portfolios of the Trust, a Pennsylvania business trust. Under Pennsylvania law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust for the Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund, requires that notice of such Fund's obligations include such disclaimer, and provides for indemnification out of each Fund's assets for any shareholder held personally liable for obligations of each Fund. Thus the risk of shareholder liability is limited to circumstances in which either Fund would be unable to meet its obligations.

   Principal Risk Factors. The principal risk factors for the Target Fund and the Acquiring Fund are essentially identical. Both Funds invest in common stocks. The prices of common stocks will rise and fall in response to a number of different factors. In particular, common stocks will respond to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example), and to events that affect a particular issuer. In general, prices of common stocks are more volatile than those of fixed income securities.

   Both Funds are subject to the risks of investing in common stocks of smaller companies. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Such companies may themselves be more vulnerable to economic or company specific problems. Because of high valuations placed on companies with growth prospects within certain sectors, such as technology, biotechnology and Internet, the Funds may own securities of companies that have significant market capitalizations despite a general lack of operating history and/or positive earnings.

   Both Funds may invest in initial public offerings ("IPOs"). Purchases of shares issued in IPOs expose the Funds to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time.

   Both Funds may invest, to a limited extent, in securities of foreign companies. Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Funds' investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Funds' investments.

   The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of the Funds, see "Investment Strategies and Related Risks" in the Funds' Prospectus.

                              THE REORGANIZATION

The Board's Considerations

   At a meeting held on October 23, 2003, the Board of Trustees of the Target Fund, including all of the Independent Trustees, unanimously approved the Reorganization, and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of the Target Fund and the Acquiring Fund. The Board also considered other factors, including but not limited to: the continued viability of the Target Fund, the general compatibility of the investment objectives, policies and restrictions of the Target Fund and the Acquiring Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by the Target Fund or the Acquiring Fund in connection with the Reorganization.

   In recommending the Reorganization to Shareholders, the Board of the Target Fund considered that the Reorganization would have the following benefits to
Shareholders:

      1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of the Institutional Class shares of the combined fund (U.S. Small Cap Value Portfolio) will be lower on a percentage basis than the expenses per share of the corresponding Class of the Target Fund. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares.

      2. Shareholders would have continued participation in a fund that invests principally in common stocks of small capitalization companies.

      3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Target Fund or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

      4. Once the Reorganization is consummated, the Target Fund would no longer be in competition with the Acquiring Fund for investor funds. The Reorganization would allow for more concentrated selling efforts, which may result in further economies of scale through an increase in sales to the benefit of shareholders of the Target Fund and avoid the inefficiencies associated with the operation and distribution of similar funds.

   The Board of Directors of the Acquiring Fund, including a majority of the Independent Trustees of the Acquiring Fund, also have determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result thereof. The transaction will enable the Acquiring Fund to acquire investment securities which are consistent with the Acquiring Fund's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Acquiring Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

The Reorganization Agreement

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) the Target Fund will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by the Target Fund as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Target Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of the Target Fund prepared by the Treasurer of the Trust, on behalf of the Target Fund, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund shares; (ii) the Acquiring Fund shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) The Target Fund would be liquidated; and (iv) the outstanding shares of Target Fund would be canceled.

   The number of Acquiring Fund shares to be delivered to the Target Fund will be determined by dividing the aggregate net asset value of the shares of the Target Fund acquired by the Acquiring Fund by the net asset value per share of the shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by

Shareholders of the Reorganization Agreement or at such other time as the Target and Acquiring Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Institutional Class shares of the Target Fund had an aggregate net asset value (not including any Cash Reserve of the Target Fund) of $100,000. If the net asset value per share of the corresponding Institutional Class of the Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of shares of the Acquiring Fund to be issued would be 10,000 ($100,000 / $10). These 10,000 shares would be distributed to the former Institutional Class Shareholders of the Target Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

   On the Closing Date or as soon as practicable thereafter, the Target Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund shares it receives. Each Shareholder will receive shares of the Acquiring Fund that correspond to the shares of the Target Fund currently held by that Shareholder. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of Acquiring Fund shares to each Shareholder. Certificates for Acquiring Fund shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Acquiring Fund. Shareholders who wish to receive certificates representing their Acquiring Fund shares must, after receipt of their confirmations, make a written request to the Trust's transfer agent, JPMorgan Investor Services Company, 73 Tremont Street, Boston, Massachusetts 02108. Shareholders of the Target Fund holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of the Acquiring Fund; however, such Shareholders will not be able to redeem, transfer or exchange the Acquiring Fund shares received until the old certificates have been surrendered.

   The Closing Date will be on the Valuation Date or in no event later than the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders of the Target Fund and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by the Target Fund or the Acquiring Fund. The Reorganization Agreement may be amended in any mutually agreeable manner.

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by August 2004, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

   Under the Reorganization Agreement, within one year after the Closing Date, the Trust, on behalf of the Target Fund, shall either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of the Target Fund that received Acquiring Fund shares. The Target Fund shall be liquidated promptly following the distributions of shares of the Acquiring Fund to Shareholders of record of the Target Fund.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization are electing to sell their shares of their Fund (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in the Acquiring Fund shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization," if the Target Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryovers, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

   Shareholders will continue to be able to redeem their shares of the Target Fund at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Trust, on behalf of Target Fund, thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

Tax Aspects of the Reorganization

   Tax Consequences of the Reorganization to the Shareholders. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

   As a condition to the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund will receive an opinion of Mayer, Brown, Rowe & Maw LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the Trust on behalf of the Target Fund (including a representation to the effect that the Acquiring Fund has no plan or intention to sell or otherwise dispose of more than sixty-six percent of the assets of the Target Fund acquired in the Reorganization except for dispositions made in the ordinary course of business):

      1. The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Target Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

      3. No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

      4. No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

      5. The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

      6. The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

      7. The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

      8. The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

   Shareholders should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed transaction, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed transaction.

   Tax Consequences of the Reorganization to the Fund. Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers of either the Target Fund or the Acquiring Fund. The amount of such limitations, if any, will depend on the existence and amount of a Fund's capital loss carryovers, built-in capital losses and built-in capital gains at the time of the Reorganization. A Fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a Fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

   As of September 30, 2003 the Target Fund did not have any estimated capital loss carryovers and had approximately $5.5 million of net unrealized built-in capital gains and the Acquiring Fund had capital loss carryovers of approximately $118.5 million and unrealized built-in capital gains of approximately $81 million. Under the Code, there will not be a limitation on the utilization of the Acquiring Fund's capital loss carryovers to offset capital gains recognized by the combined fund (U.S. Small Cap Value Portfolio), although the combined fund will be unable to utilize the Acquiring Fund's capital loss carryovers to offset any capital gains recognized on the disposition of the Target Fund's assets acquired in the Reorganization to the extent that such capital gains are attributable to the built-in capital gains of such assets on the date of the Reorganization. However, we do not believe that the inability to utilize such tax attributes following the Reorganization would have material consequences to the Shareholders of either Fund.

Description of Shares

   The Institutional Class shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights.

Capitalization Table (unaudited)

   The following table sets forth the capitalizations of the Acquiring Fund and the Target Fund as of September 30, 2003 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                         Shares    Net Asset Value
                                                           Net Assets  Outstanding    Per Share
                                                          ------------ ----------- ---------------
Target Fund (Strategic Small Value Portfolio):
   (Institutional Class)................................. $ 53,513,510  4,282,394      $12.50
Acquiring Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class)................................. $536,619,928 29,503,888      $18.19
Pro Forma Combined Fund (U.S. Small Cap Value Portfolio):
   (Institutional Class)................................. $590,133,438 32,445,807      $18.19

Appraisal Rights

   Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   Investment Objectives and Policies. The Target Fund and the Acquiring Fund have identical investment objectives and similar policies. Both Funds seek above-average total return over a market cycle of three to five years.

   Both Funds seek to achieve their investment objectives by investing primarily in common stocks of domestic companies (or companies traded on a U.S. securities exchange in the case of the Acquiring Fund) with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Under normal circumstances, the Target Fund invests at least 80% of its assets in common stocks of small cap companies. Under normal circumstances, the Acquiring Fund invests at least 80% of its assets in common stocks of small cap companies traded on a U.S. securities exchange. Both Funds consider a company to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. Both Funds may invest up to 5% of their assets in securities of foreign issuers, including emerging markets. MSILP, on behalf of both Funds, analyzes securities to identify stocks that are believed to be undervalued relative to the market place or similar companies. Sector weightings normally are kept within 10% of those of the Russell 2000 Value Index. For example, if the energy sector represents 15% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-25% of total Portfolio assets. In determining whether securities should be sold, the Adviser, on behalf of both Funds considers factors such as high valuation relative to market value and other investment opportunities and deteriorating fundamentals.

   Investment Restrictions. The investment restrictions adopted by the Target Fund and the Acquiring Fund as fundamental policies are identical and are summarized in the Trust's Statement of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Each Fund is also subject to identical non-fundamental restrictions which may be changed by the Board without shareholder approval.

   Pursuant to an order from the SEC, both Funds may enter into interfund lending arrangements. Interfund loans and borrowings permit each Fund to lend money directly to and borrow from other portfolios of the Trust for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A portfolio may borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, each Fund may borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with its investment objective and other investments. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional borrowing costs.

                 ADDITIONAL INFORMATION ABOUT THE TARGET FUND
                            AND THE ACQUIRING FUND

General

   For a discussion of the organization and operation of the Funds, see "Fund Management" and the applicable "Investment Summary" in the their respective Prospectuses.

Financial Information

   For certain financial information about the Funds, see "Financial Highlights" in their respective Prospectuses.

Management

   For information about the investment adviser and distributor of the Funds, see "Fund Management" in their respective Prospectuses.

Description of Securities and Shareholder Inquiries

   For a description of the nature and most significant attributes of shares of the Funds, see "General Information" in their Statement of Additional Information.

Dividends, Distributions and Taxes

   For a discussion of the Funds' policies with respect to dividends, distributions and taxes, see "Dividends and Distributions" and "Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis--Purchases, Exchanges and Redemptions."

Purchases, Repurchases and Redemptions

   For a discussion of how the Funds' shares may be purchased and redeemed, see "Shareholder Information" and "General Shareholder Information" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   For a discussion of the Fund's performance, see management's letter to Shareholders in the Trust's Annual Report for its fiscal year ended September 30, 2003 accompanying this Proxy Statement and Prospectus.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of the Funds, for the fiscal year ended September 30, 2003, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, independent auditors. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Ernst & Young LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Mayer, Brown, Rowe & Maw LLP, New York, New York. Such firm will rely on Pennsylvania counsel as to matters of Pennsylvania law.

                             AVAILABLE INFORMATION

   Enclosed and incorporated herein by reference is the Acquiring Fund's Prospectus, dated January 31, 2003, as supplemented on September 30, 2003, and its Annual Report for the fiscal year ended September 30, 2003. A Statement of Additional Information relating to the Reorganization (the "Statement of Additional Information") described in this Proxy Statement and Prospectus dated
December   , 2003 has been filed with the SEC as part of this Registration
Statement and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus of the Target Fund, dated January 31, 2003, and the Annual Report for the Target Fund for the fiscal year ended September 30, 2003.

   Copies of such documents, including the Statement of Additional Information, can be obtained without charge by calling (800) 548-7786 (toll free).

   The Trust is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about the Trust. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC, 450 Fifth Street, N.W. Washington, D.C. 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov, at prescribed rates. You may call the SEC at (202) 942-8090 for information on the operation of the Public Reference Room.

                                OTHER BUSINESS

   The Board knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board

                                          Mary E. Mullin
                                          Secretary

January   , 2004

                                                                      EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   THIS FORM OF AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 23rd day of October 2003, by and between MORGAN STANLEY INSTITUTIONAL FUND TRUST, a Pennsylvania business trust (the "Trust"), on behalf of its U.S. Small Cap Value Portfolio (the "Acquiring Fund") and the TRUST, on behalf of its Strategic Small Value Portfolio (the "Target Fund").

   Where appropriate, references to the Acquiring Fund mean to the Trust, on behalf of the Acquiring Fund and references to the Target Fund mean the Trust, on behalf of the Target Fund.

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treasury Regulations Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to the Acquiring Fund of substantially all of the assets of the of the Target Fund in exchange for the assumption by the Acquiring Fund of all stated liabilities of the Target Fund and the issuance by the Acquiring Fund of shares of common stock, no par value per share (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF THE TARGET FUND

    1.1Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, deliver and otherwise transfer the Target Fund Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor to assume all of the Target Fund stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2(a) The "Target Fund Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by the Target Fund, and any deferred or prepaid expenses shown as an asset on the Target Funds' books on the Valuation Date.

       (b)On or prior to the Valuation Date, the Target Fund will provide the Acquiring Fund with a list of all of the assets to be assigned, delivered and otherwise transferred to the Acquiring Fund and of the stated liabilities to be assumed by the Acquiring Fund pursuant to this Agreement. The Target Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Acquiring Fund. The Acquiring Fund will, within a reasonable time prior to the Valuation Date, furnish the Target Fund with a statement of its investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Target Fund holds any investments that the Acquiring Fund is not permitted to hold, the Target Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring

          Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3(a) The Target Fund will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. The Acquiring Fund will assume all stated liabilities, which include, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Target Fund prepared by the Treasurer of the Trust, on behalf of the Target Fund, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

       (b)On the Valuation Date, the Target Fund may establish a cash reserve, which shall not exceed 5% of the Target Funds' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by the Target Fund and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4In order for the Target Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Target Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5On the Closing Date or as soon as practicable thereafter, the Target
       Fund will distribute the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Target Fund Shareholders"). Institutional Class Shareholders of the Target Fund will receive Class A Shares of Acquiring Fund. Adviser Class Shareholders will receive Class B Shares of Acquiring Fund. Such distribution will be accomplished by an instruction, signed by the Secretary of the Trust, to transfer Acquiring Fund Shares then credited to the Target Funds' account on the books of the Acquiring Fund, to open accounts on the books of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to such Target Fund Shareholders. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the Target Funds' books; however, share certificates representing interests in the Target Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will issue certificates representing the Acquiring Fund Shares in connection with such exchange only upon the written request of a Target Fund Shareholder.

    1.6Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Trust's current Prospectus and Statement of Additional Information.

    1.7Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the Target Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

    1.8Any reporting responsibility of the Target Fund, is and shall remain the responsibility of the Target Fund up to and including the date on which the Target Fund is dissolved pursuant to paragraph 1.9.

    1.9Within one year after the Closing Date, the Target Fund shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of the Target Fund as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of the Target Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of the Target Fund for federal income tax purposes, or (ii) be subject to a waiver under
       Section 368(a)(2)(G)(ii) of the complete distribution requirement of
       Section 368(a)(2)(G)(i) of the Code. The Target Fund shall be dissolved as a portfolio of the Trust promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

   1.10Copies of all books and records maintained on behalf of the Target Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state Blue Sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of the Acquiring Fund or their designee and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which the Target Fund is subject under the 1940 Act.

2. VALUATION

    2.1The value of the Target Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of the Target Fund of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's then current Prospectus and Statement of Additional Information.

    2.2The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Trust's then current Prospectus and Statement of Additional Information.

    2.3The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of the applicable class of Target Fund shares (calculated in accordance with paragraph 2.1) by the net asset value per share of the applicable class of shares of the Acquiring Fund. For purposes of this paragraph, the aggregate net asset value of the shares of the Target Fund shall not include the amount of the Cash Reserve.

    2.4All computations of value shall be made by JPMorgan Investor Services
       Company in accordance with its regular practice in pricing the Acquiring Fund. The Acquiring Fund shall cause JPMorgan Investor Services Company to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

    3.1The Closing shall take place on the Valuation Date or in no event later than the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 5:00 p.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date unless otherwise provided.

    3.2Portfolio securities held by the Target Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to JPMorgan Chase & Co. (the "Custodian"), as custodian for the Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by the Target Fund to the Custodian for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "JPMorgan Chase & Co., Custodian for the Acquiring Fund."

    3.3In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Target Fund and Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4If requested, the Target Fund shall deliver to the Acquiring Fund or its designee (a) at the Closing, a list, certified by the Secretary of the Trust of the names, addresses and taxpayer identification numbers of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund shares owned by each such Target Fund Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Funds' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Funds' account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF THE TARGET FUND AND ACQUIRING FUND

    4.1Except as otherwise expressly provided herein with respect to the Target
       Fund, the Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2The Trust, will prepare and file with the Securities and Exchange
       Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Acquiring Shares ("Registration Statement"). The Target Fund will provide the Trust with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. The Target Fund will further provide the Trust with such other information and documents relating to the Target Fund as are reasonably necessary for the preparation of the Registration Statement.

    4.3The Target Fund will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. The Target Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Trust will furnish the Target Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

    4.4The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Target Fund Shares.

    4.5Subject to the provisions of this Agreement, the Target Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6The Target Fund shall furnish or cause to be furnished to the Acquiring
       Fund within 30 days after the Closing Date a statement of the Target Funds' assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of the Trust and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement certified by the Treasurer of the Trust of earnings and profits of the Target Fund for Federal income tax purposes that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

    4.7As soon after the Closing Date as is reasonably practicable, the Target
       Fund (a) shall prepare and file all Federal and other tax returns and reports of the Target Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8The Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

    5.1The Trust represents and warrants to the Target Fund, on behalf of the Acquiring Fund, as follows:

       (a)The Trust is a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

       (b)The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

       (c)All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

       (d)The current Prospectus and Statement of Additional Information of the Trust conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e)The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, a material violation of any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

       (f)No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

       (g)The Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Trust for the year ended September 30, 2003 audited by Ernst & Young LLP (copies of which have been furnished to the Target Fund) fairly present, in all material respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

       (h)All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth in the Trust's current Prospectus incorporated by reference in the Registration Statement. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

       (i)The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Trust's performance of this Agreement;

       (j)The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth in the Trust's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

       (k)All material Federal and other tax returns and reports of the Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       (l)For each taxable year since its inception, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are foreseen, or reasonably likely to occur, which will adversely affect the ability of the Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

       (m)Since September 30, 2003 there has been no change by the Trust in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

       (n)The information furnished or to be furnished by the Trust for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

       (o)The Proxy Materials to be included in the Registration Statement (only insofar as they relate to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2The Trust, on behalf of the Target Fund represents and warrants to the Acquiring Fund, as follows:

       (a)The Trust is a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

       (b)The Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

       (c)All of the issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of the Target Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Target Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

       (d)The current Prospectus and Statement of Additional Information of the Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e)The Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which it is bound;

       (f)No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

       (g)The Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of the Trust for the year ended September 30, 2003 audited by Ernst & Young LLP (copies of which have been or will be furnished to the Trust) fairly present, in all material respects, the Target Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of the Target Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

       (h)The Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

       (i)All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund pursuant to paragraph 3.4;

       (j)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and subject to the approval of the Target Funds' shareholders, this Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Trust's performance of this Agreement;

       (k)All material Federal and other tax returns and reports of the Target Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

       (l)For each taxable year since its inception, the Target Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company";

       (m)At the Closing Date, the Trust will have good and valid title to the Target Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by the Target Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

       (n)On the effective date of the Registration Statement, at the time of the meeting of the Target Funds' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Trust Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by the Trust for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

       (o)The Target Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

       (p)The Trust has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

       (q)The Target Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

   The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2The Trust shall have delivered to the Target Fund, a certificate of its President and Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request;

    6.3The Target Fund, shall have received a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Trust, dated as of the Closing Date, to the effect that:

       (a)The Trust is a validly existing Pennsylvania business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion);

       (b)the Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (c)this Agreement has been duly authorized, executed and delivered by the Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (d)the Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth in the Trust's Statement of Additional Information), and no shareholder of the Trust has any preemptive rights to subscription or purchase in respect thereof (Pennsylvania counsel may be relied upon in delivering such opinion);

       (e)the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws (Pennsylvania counsel may be relied upon in delivering such opinion); and

       (f)to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4As of the Closing Date, there shall have been no material change in the Acquiring Fund's investment objective, policies and restrictions nor any increase in the investment management fees from those described in the Trust's Prospectus dated May 1, 2003 and Statement of Additional Information dated May 1, 2003.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1All representations and warranties of the Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2The Trust shall have delivered to the Acquiring Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

    7.3The Target Fund shall have delivered to the Acquiring Fund, a statement of the Target Fund Assets and its liabilities, together with a list of the Target Funds' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Trust;

    7.4The Trust shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw LLP, counsel to the Trust, dated as of the Closing Date to the effect that:

       (a)The Trust is a validly existing Pennsylvania business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Pennsylvania counsel may be relied upon in delivering such opinion);

       (b)the Trust is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (c)this Agreement has been duly authorized, executed and delivered by the Trust, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Trust, is a valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (d)the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust's Declaration of Trust or By-Laws (Pennsylvania counsel may be relied upon in delivering such opinion); and

       (e)to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.5On the Closing Date, the Target Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Acquiring Fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING FUND

   The obligations of the Trust, on behalf of a Target Fund, and the Trust on behalf of the Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Trust's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to the Trust;

    8.2On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Target Fund or Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of the Trust or the Target Fund or Acquiring Fund;

    8.4The Registration Statement shall have become effective under the 1933
       Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5The Target Fund shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Funds' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw LLP (based on such representations as such law firm shall reasonably request), addressed to the Trust on behalf of the Acquiring Fund and the Trust, on behalf of the Target Fund, which opinion may be relied upon by the shareholders of the Target Fund, substantially to the effect that, for Federal income tax purposes:

       (a)The transfer of the Target Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of
          Section 368(a)(1)(C) of the Code, and the Target Fund and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

       (b)No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund;

       (c)No gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares;

       (d)No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of the Target Fund Shares for Acquiring Fund Shares;

       (e)The aggregate tax basis for Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Target Fund Shares held by each such Target Fund Shareholder immediately prior to the Reorganization;

       (f)The holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder will include the period during which the Target Fund Shares surrendered in exchange therefor were held (provided such Target Fund Shares were held as capital assets on the date of the Reorganization);

       (g)The tax basis of the assets of Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization; and

       (h)The holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquiring Fund.

          Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

    9.1(a) The Target Fund shall equally bear all of the expenses of proxy solicitation including the cost of preparing and mailing the Proxy Statement and Prospectus. The Target Fund and the Acquiring Fund will each bear all of their respective expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses, legal and accounting fees, filing and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

       (b)In the event the transactions contemplated herein are not consummated by reason of the Target Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Target Fund's obligations specified in this Agreement), the Target Fund's only obligation hereunder shall be to reimburse the Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by the Acquiring Fund in connection with those transactions.

       (c)In the event the transactions contemplated herein are not consummated by reason of the Acquiring Fund being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations specified in this Agreement), the Acquiring Fund's only obligation hereunder shall be to reimburse the Target Fund for all reasonable out-of-pocket fees and expenses incurred by the Target Fund in connection with those transactions.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1This Agreement constitutes the entire agreement between the parties.

   10.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of the Trust hereunder shall not survive the dissolution and complete liquidation of the Target Fund in accordance with Section 1.9.

11.TERMINATION

   11.1This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a)by the mutual written consent of the Target Fund, and the Acquiring Fund;

       (b)by either, the Target Fund, or the Acquiring Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2004; or

       (c)by either the Target Fund, or the Acquiring Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Target Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2(a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, to any other party or its trustees or officers.

       (b)Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, or the trustees or officers of the Trust on behalf of the Target Fund or the Trust on behalf of the Acquiring Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.MISCELLANEOUS

   13.1The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3This Agreement shall be governed by and construed in accordance with the laws of Pennsylvania.

   13.4This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5The obligations and liabilities of the Trust hereunder are solely those of the Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of the Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by authorized officers of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6The obligations and liabilities of the Trust hereunder are solely those of the Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of the Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by authorized officers of the Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                              Morgan Stanley Institutional Fund
                                              Trust onbehalf of the U.S. Small
                                              Cap Value Portfolio

                                              By:
                                                  ------------------------------
                                                      Ronald E. Robison
                                                  Executive Vice President
                                                and Principal Executive Officer

                                              Morgan Stanley Institutional Fund
                                              Trust onbehalf of Strategic Small
                                              Value Portfolio

                                              By:
                                                  ------------------------------
                                                      Ronald E. Robison
                                                  Executive Vice President
                                                and Principal Executive Officer

                                                                      EXHIBIT B

                               SHARE OWNERSHIP,
                            AS OF DECEMBER 19, 2003

   To the knowledge of Morgan Stanley Investments LP, the following were known to own of record or beneficially more than 5% of the outstanding shares of the relevant classes of the Target Fund and the Acquiring Fund as of December 19, 2003. Those persons who own beneficially, either directly or through one or more controlled companies, 25% or more of the voting securities of the Funds, are deemed to be control persons ("Control Persons"). Control Persons may have the ability to affect the outcome of this solicitation.

                                                               Percent held
                                                                as of the
                                                               Record Date
    Title of Portfolio/Class Name and Address Amount of Shares  (12/19/03)
    ------------------------ ---------------- ---------------- ------------


  Institutional Class Prospectus

  January 31, 2003

[LOGO] Morgan Stanley

                    Morgan Stanley Institutional Fund Trust


             Equity Portfolios
             Equity Portfolio
             Mid Cap Growth Portfolio
             Small Cap Growth Portfolio
             Strategic Small Value Portfolio
             U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio") U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")
             Value Portfolio

             Fixed Income Portfolios
             Cash Reserves Portfolio
             Core Plus Fixed Income Portfolio
             Investment Grade Fixed Income Portfolio
             High Yield Portfolio
             Intermediate Duration Portfolio
             International Fixed Income Portfolio
             Limited Duration Portfolio
             Municipal Portfolio
             Targeted Duration Portfolio
             U.S. Core Fixed Income Portfolio

             Balanced Portfolios
             Balanced Portfolio
             Multi-Asset-Class Portfolio
ShareholderServices:
1-800-548-7786
--------------------------------------------------------------------------------

Pricesand Investment Results:
www.morganstanley.com/im
--------------------------------------------------------------------------------

Investment Adviser: Morgan Stanley Investments LP
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund Trust (the "Fund") is a no-load mutual fund consisting of 22 different investment portfolios, 19 of which are described in this prospectus. Morgan Stanley Investments LP (the "Adviser"), an investment advisory affiliate of Morgan Stanley Investment Management Inc., is the Fund's investment adviser. This prospectus offers Institutional Class Shares of the portfolios (each a "Portfolio" and collectively the "Portfolios") described herein.
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Institutional Class Prospectus

  January 31, 2003

Table of Contents

                                                                    Page

                                                 Equity Portfolios
       -----------------------------------------------------------------
       Equity                                                          1
       Mid Cap Growth                                                  3
       Small Cap Growth                                                5
       Strategic Small Value                                           7
       U.S. Mid Cap Core (formerly, "Mid Cap Value")                   9
       U.S. Small Cap Core (formerly, "Small Cap Value")              11
       Value                                                          13

                                           Fixed Income Portfolios
       -----------------------------------------------------------------
       Cash Reserves                                                  15
       Core Plus Fixed Income                                         17
       Investment Grade Fixed Income                                  19
       High Yield                                                     21
       Intermediate Duration                                          23
       International Fixed Income                                     25
       Limited Duration                                               27
       Municipal                                                      29
       Targeted Duration                                              31
       -----------------------------------------------------------------
       U.S. Core Fixed Income                                         32

                                               Balanced Portfolios
       -----------------------------------------------------------------
       Balanced                                                       34
       Multi-Asset-Class                                              36

       Fees and Expenses of the Portfolios                            38
       -----------------------------------------------------------------
       Investment Strategies and Related Risks                        40
       -----------------------------------------------------------------
       Purchasing Shares                                              44
       -----------------------------------------------------------------
       Redeeming Shares                                               45
       -----------------------------------------------------------------
       General Shareholder Information                                46
       -----------------------------------------------------------------
       Fund Management                                                48
       -----------------------------------------------------------------
       Financial Highlights                                           52
       -----------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003

Equity Portfolio

Objective
   The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $5 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities.

Process
   The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

Equity Portfolio
Commenced operations on November 14, 1984

1993   1994   1995    1996    1997    1998    1999    2000     2001    2002
-----  -----  ------  ------  ------  ------  ------  ------  ------- -------
6.66%  0.50%  33.02%  20.59%  25.84%  19.67%  28.80%  -9.29%  -17.03% -26.31%

High Quarter    12/31/98   21.34%
---------------------------------
Low Quarter      9/30/02  -17.84%


Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years 11/14/84
       Equity Portfolio..........
       ------------------------------------------------------------------
       Return before Taxes.......  -26.31%     -3.09%     6.34%    11.13%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -26.63%     -6.94%     1.89%     7.57%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........  -16.15%     -2.29%     4.52%     8.72%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....  -22.09%     -0.59%     9.35%    12.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception.The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Mid Cap Growth Portfolio

Objective
   The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach
   The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. However, the Adviser cannot guarantee continued access to IPOs.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                [CHART]

Mid Cap Growth Portfolio
Commenced operations on March 30, 1990

 1993   1994     1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------- -------
18.23%  -5.39%  36.25%  18.79%  33.13%  37.36%  68.18%  -7.34%  -29.61% -30.77%

High Quarter  12/31/99   39.27%
-------------------------------
Low Quarter    9/30/01  -27.63%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  3/30/90
      Mid Cap Growth Portfolio....
      --------------------------------------------------------------------
      Return before Taxes.........  -30.77%      0.85%     9.66%    12.56%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/             -30.77%     -1.74%     6.00%     9.36%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/               -18.89%      0.64%     7.03%     9.87%
      --------------------------------------------------------------------
      S&P MidCap 400 Index
       (reflects no deduction for
       fees, expenses or taxes)/2/  -14.50%      6.42%    11.96%    13.61%
      --------------------------------------------------------------------
      Russell Midcap Growth Index
       (reflects no deduction for
       fees, expenses or taxes)/3/  -27.41%     -1.82%     6.71%     9.02%
      --------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5, and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.
/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation. The Portfolio's benchmark was changed from the S&P MidCap 400 Index to the Russell Midcap Growth Index to more accurately reflect the Portfolio's investable universe and growth style.
/3/The Russell Midcap Growth Index measures the performance of those Russell
   Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  Institutional Class Prospectus

  January 31, 2003

Small Cap Growth Portfolio


Objective
The Small Cap Growth Portfolio seeks long-term capital growth.

Approach
The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of small cap companies, most with market capitalizations of generally less than $4 billion.

Process
The Adviser invests in companies that it believes exhibit some or all of the following characteristics: (i) superior growth prospects, (ii) accelerating returns on invested capital, (iii) sustainable competitive advantages, and (iv) experienced and incentivized management teams. The process for investing is research intensive and the Adviser focuses primarily on bottom-up fundamental analysis, rather than employing a top-down approach. The majority of the research is generated internally by portfolio managers and their analysts. The Adviser closely tracks companies' earnings quality through detailed financial modeling to ensure that reported results accurately reflect the underlying economics and trends in the business. In addition, the Adviser utilizes an extensive network of industry contacts and access to management teams to monitor changes in the competitive position of the companies in the Portfolio. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in small companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Purchases of shares issued in IPOs expose the Portfolio to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. From time to time, market conditions have allowed the Portfolio to profit from the purchase and sale of shares issued as part of, or a short period after, companies' IPOs. A significant portion of the Portfolio's performance to date is related to its investment in IPOs. However, the Adviser cannot guarantee continued access to IPOs, or the Portfolio's ability to profit from them.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






               [CHART]

Small Cap Growth Portfolio
Commenced operations on June 30, 1998

 1999     2000     2001      2002
-------  -------  -------   -------
313.91%  -18.96%  -20.56%   -28.69%

High Quarter   12/31/99   69.51%
--------------------------------
Low Quarter     9/30/01  -26.46%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                                           Past   Inception
                                                         One Year  6/30/98
     Small Cap Growth Portfolio.........................
     ----------------------------------------------------------------------
     Return before Taxes................................  -28.69%    22.69%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions/1/.............  -28.69%    20.90%
     ----------------------------------------------------------------------
     Return after Taxes on Distributions and Sale of
      Fund Shares/1/....................................  -17.62%    18.78%
     ----------------------------------------------------------------------
     Russell 2000 Index (reflects no deduction for fees,
      expenses or taxes)/2/.............................  -20.48%    -2.55%
     ----------------------------------------------------------------------
     Russell 2000 Growth Index (reflects no deduction
      for fees, expenses or taxes)/3/...................  -30.26%    -8.37%
     ----------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million. The Portfolio's benchmark was changed from the Russell 2000 Index to the Russell 2000 Growth Index to more accurately reflect the Portfolio's investable universe and growth style.

/3/The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

Strategic Small Value Portfolio

Objective
   The Strategic Small Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index.

Process
   The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Value Index. For example, if the energy sector represents 10% of the Russell 2000 Value Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Value Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

   Please see "Investment Strategies and Related Risks" for information about these and other risks of investing in the Portfolio.

                                     [CHART]

Strategic Small Value Fund
Commenced operations on June 30, 2000

2001    2002
-----  -------
6.43%  -10.98%

High Quarter   12/31/01   15.34%
--------------------------------
Low Quarter     9/30/02  -17.45%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                                         Past   Inception
                                                       One Year  6/30/00
       Strategic Small Value Portfolio................
       ------------------------------------------------------------------
       Return before Taxes............................  -10.98%     3.27%
       ------------------------------------------------------------------
       Return after Taxes on Distributions/1/.........  -11.06%     2.61%
       ------------------------------------------------------------------
       Return after Taxes on Distributions and Sale of
        Fund Shares/1/................................   -6.74%     2.38%
       ------------------------------------------------------------------
       Russell 2000 Value Index (reflects no deduction
        for fees, expenses or taxes)/2/...............  -11.43%     6.54%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 year period and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

  Institutional Class Prospectus

  January 31, 2003

U.S. Mid Cap Core Portfolio (formerly, "Mid Cap Value Portfolio")

Objective
   The U.S. Mid Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. For example, if the energy sector represents 10% of the S&P MidCap 400 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets.
There are more than a dozen sectors represented in the S&P MidCap 400 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. A company is considered to be a mid cap company if it has a total market capitalization at the time of purchase of $35 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in Israel which is considered an emerging market country.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

U.S. Mid Cap Core Portfolio
Commenced operations on December 30, 1994

 1995    1996    1997    1998    1999    2000    2001      2002
------  ------  ------  ------  ------  ------  ------   -------
32.71%  40.77%  39.59%  16.05%  19.82%  11.94%  -3.38%   -28.56%

High Quarter   12/31/98    22.46%
--------------------------------
Low Quarter     9/30/01   -20.57%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years 12/30/94
       U.S. Mid Cap Core Portfolio........
       -----------------------------------------------------------------
       Return before Taxes................  -28.56%      1.45%    13.74%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................  -28.56%     -1.07%    10.32%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........  -17.53%      0.19%     9.97%
       -----------------------------------------------------------------
       S&P MidCap 400 Index (reflects no
        deduction for fees, expenses or
        taxes)/2/.........................  -14.50%      6.42%    13.82%
       -----------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks that are chosen for market size, liquidity, and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")

Objective
   The U.S. Small Cap Core Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell 2000 Index. The Portfolio may purchase stocks that typically do not pay dividends.

Process
The Adviser analyzes securities to identify stocks that are believed to be undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. For example, if the energy sector represents 10% of the Russell 2000 Index, then, as a general matter, the energy sector would represent between 5-15% of total Portfolio assets. There are more than a dozen sectors represented in the Russell 2000 Index including technology, heavy industry/transportation, health care, energy and basic resources. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of small cap companies. A company is considered to be a small cap company if it has a total market capitalization at the time of purchase of $4 billion or less. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of small cap companies. The Adviser may invest up to 5% of the Portfolio's assets in securities of issuers located in emerging market countries.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is

U.S. Small Cap Core Portfolio (formerly, "Small Cap Value Portfolio")


possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized. At times, the Portfolio's guideline for sector weightings may result in significant exposure to one or more market sectors.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.






                                    [CHART]

U.S. Small Cap Core Portfolio
Commenced operations on July 1, 1986

1993     1994   1995    1996   1997     1998    1999   2000   2001     2002
------  -----  ------  ------  ------  ------  ------  -----  ------  -------
21.16%  2.18%  21.04%  35.15%  30.63%  -1.42%  26.02%  3.48%  -6.80%  -15.15%

High Quarter    9/30/97    18.34%
---------------------------------
Low Quarter     9/30/01   -19.53%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  7/1/86
       U.S. Small Cap Core
        Portfolio
       ------------------------------------------------------------------
       Return before Taxes         -15.15%      0.33%    10.40%    10.09%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/           -15.28%     -1.63%     6.85%     7.56%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/              -9.30%     -0.39%     7.02%     7.43%
       ------------------------------------------------------------------
       Russell 2000 Index
        (reflects no deduction
        for fees, expenses or
        taxes)/2/                  -20.48%     -1.36%     7.16%     7.38%
       ------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The average market capitalization of the companies contained in the Index is approximately $530 million.

  Institutional Class Prospectus

  January 31, 2003

Value Portfolio

Objective
   The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $2.5 billion. The Portfolio focuses on stocks that are believed to be undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process
The Adviser selects investments through a three part analysis. The Adviser seeks to identify stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities it believes are the most attractive. Finally, the Adviser may favor securities of companies that it believes are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when either their price/earnings ratios or alternative valuation parameters rise to what are believed to be unacceptable levels. Securities may also be sold if the Adviser determines that a significant deterioration in the fundamental outlook of a company has occurred.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies. The Adviser's perception that a stock is under- or over-valued may not be accurate or may not be realized.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                             [CHART]

Value Portfolio
Commenced operations on November 5, 1984

 1993   1994    1995    1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------  -----  -------
14.34%  3.48%  38.75%  27.63%  23.38%  -2.88%  -2.07%  23.39%  4.60%  -22.68%

High Quarter     12/31/00   15.64%
----------------------------------
Low Quarter       9/30/02  -23.25%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  11/5/84
       Value Portfolio...........
       ------------------------------------------------------------------
       Return before Taxes.......  -22.68%     -1.04%     9.39%    12.42%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -23.04%     -2.81%     6.63%     8.92%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........  -13.93%     -0.39%     7.02%     7.43%
       ------------------------------------------------------------------
       S&P 500 Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....  -22.09%     -0.59%     9.35%    12.43%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

  Institutional Class Prospectus

  January 31, 2003

Cash Reserves Portfolio

Objective
   The Cash Reserves Portfolio seeks to realize maximum current income, consistent with the preservation of capital and liquidity.

Approach
   The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in liquid, high quality money market instruments of private financial and non-financial corporations, as well as obligations of the U.S. Government and its agencies and instrumentalities. The Portfolio's average weighted maturity will not exceed 90 days, and no individual security will have a remaining maturity in excess of 397 days.

Process
   The Portfolio's Sub-Adviser, Morgan Stanley Investment Advisors Inc., determines the appropriate average maturity for the Portfolio based on the shape of the money market yield curve and its view of the direction of short term interest rates over the next one to six months. Securities are selected on the basis of their value, adjusted for risk. The Sub-Adviser invests in a variety of securities in order to diversify credit risk and interest rate risk. The Sub-Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities, when a security is downgraded, or for liquidity needs.

Principal Risks
   Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating. Repurchase agreements are subject to additional risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Portfolio's right to control the collateral.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

You may obtain the Portfolio's SEC 7-day current yield by calling
1-800-548-7786.


                               [CHART]

Cash Reserves Portfolio
Commenced operations on August 29, 1990

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.82%  3.99%  5.75%  5.24%  5.39%  5.36%  5.00%  6.19%  3.98%  1.53%

High Quarter    12/31/00    1.59%
---------------------------------
Low Quarter     12/31/02    0.33%

Average Annual Total Returns (as of 12/31/02)

                                                                    Since
                                      Past One Past Five Past Ten Inception
                                        Year     Years    Years    8/29/90
    Cash Reserves Portfolio..........    1.53%     4.40%    4.52%     4.63%
    -----------------------------------------------------------------------
    Salomon 1-Month Treasury Bill
     Index (reflects no deduction for
     fees, expenses or taxes)/2/.....    1.65%     3.99%    4.17%     4.24%
    -----------------------------------------------------------------------
    Lipper Money Market Average
     (reflects no deduction for fees,
     expenses or taxes)/3/...........    1.03%     3.88%    4.06%     4.23%
    -----------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.
The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.
The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index and the Lipper Money Market Average. The variability of performance over time provides an indication of the risks of investing in the Portfolio. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance.
/2/The Salomon 1-Month Treasury Bill Index is an unmanaged index generally representative of the average yield of one month treasury bills.
/3/The Lipper Money Market Average is an index that shows the performance of other money market funds.

  Institutional Class Prospectus

  January 31, 2003

Core Plus Fixed Income Portfolio

Objective
   The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities (commonly referred to as "junk bonds"). The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

Core Plus Fixed Income Portfolio
Commenced operations on November 14, 1984

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.90%  -5.51%  19.03%  7.36%  9.61%  6.91%  -0.61%  10.83%  10.35%  6.63%

High Quarter   6/30/95   5.64%
------------------------------
Low Quarter    3/31/94  -3.13%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years 11/14/84
     ---------------------------------------------------------------------
     Core Plus Fixed Income
      Portfolio
     ---------------------------------------------------------------------
     Return before Taxes..........    6.63%      6.74%     7.64%     9.75%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    3.66%      3.80%     4.55%     6.38%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  4.03%      3.91%     4.58%     6.32%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/.......   10.10%      7.52%     7.53%     9.47%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

Investment Grade Fixed Income Portfolio


Objective
   The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating at the time of purchase, and may invest opportunistically in non-dollar denominated securities. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in investment grade fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S.

government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.
                                    [CHART]

Investment Grade Fixed Income Portfolio
Commenced operations on August 31, 1990

1993     1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
12.62%  -5.15%  18.67%  5.53%  9.29%  7.54%  -1.20%  10.51%  11.04%  7.68%

High Quarter    6/30/95   5.67%
-------------------------------
Low Quarter     3/31/94  -2.73%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  8/31/90
     ---------------------------------------------------------------------
     Investment Grade Fixed Income
      Portfolio...................
     ---------------------------------------------------------------------
     Return before Taxes..........    7.68%      7.02%     7.46%     8.82%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    5.54%      4.34%     4.62%     5.90%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/                  4.70%      4.28%     4.56%     5.76%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/          10.10%      7.52%     7.53%     8.49%
     ---------------------------------------------------------------------



/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

  Institutional Class Prospectus

  January 31, 2003

High Yield Portfolio

Objective
   The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that it believes have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio seeks to maintain a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price. Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

High Yield Portfolio
Commenced operations on February 28, 1989

 1993    1994    1995    1996    1997   1998   1999    2000     2001    2002
------  ------  ------  ------  ------  -----  -----  -------  ------  -------
24.57%  -7.06%  23.94%  15.29%  15.98%  3.16%  7.79%  -10.52%  -5.81%  -11.23%

High Quarter  6/30/95  10.60%
-----------------------------
Low Quarter   9/30/01  -9.14%

Average Annual Total Returns
(as of 12/31/02)

                                                                  Since
                                    Past      Past      Past    Inception
                                  One Year Five Years Ten Years  2/28/89
       High Yield Portfolio......
       ------------------------------------------------------------------
       Return before Taxes.......  -11.23%     -3.61%     4.79%     6.17%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions/1/.........  -14.65%     -7.74%     0.50%     1.85%
       ------------------------------------------------------------------
       Return after Taxes on
        Distributions and Sale of
        Fund Shares/1/...........   -6.89%     -4.45%     1.99%     3.07%
       ------------------------------------------------------------------
       CS First Boston High Yield
        Index (reflects no
        deduction for fees,
        expenses or taxes)/2/....    3.10%      1.44%     6.52%     7.97%
       ------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

  Institutional Class Prospectus

  January 31, 2003

Intermediate Duration Portfolio

Objective
The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                    [CHART]

Intermediate Duration Portfolio
Commenced operations on October 3, 1994

 1995   1996   1997   1998   1999   2000   2001   2002
------  -----  -----  -----  -----  -----  -----  -----
15.38%  5.94%  8.07%  7.03%  0.86%  9.07%  9.98%  8.60%


High Quarter   3/31/95   4.80%
------------------------------
Low Quarter    6/30/99  -1.10%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years  10/3/94
       Intermediate Duration Portfolio....
       -----------------------------------------------------------------
       Return before Taxes................    8.60%      7.06%     7.74%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................    5.92%      4.37%     4.87%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........    5.24%      4.30%     4.77%
       -----------------------------------------------------------------
       Lehman Brothers Intermediate
        Government/Credit Index (reflects
        no deduction for fees, expenses or
        taxes)/2/.........................    9.84%      7.48%     7.80%
       -----------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman Brothers Intermediate Government/Credit Index is a fixed income market-value weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues carrying in investment grade (BBB) or higher credit ratings with remaining maturities of at least one year and not longer than ten years.

  Institutional Class Prospectus

  January 31, 2003

International Fixed Income Portfolio

Objective
The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness of foreign government, corporate, asset-backed and mortgage securities (including CMOs). The Adviser relies upon value measures, particularly the relative attractiveness of securities issued by foreign governments, against those of corporations and other private entities. The Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of issuers outside the U.S.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Substantially all of the Portfolio's investments will be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is non-diversified which means that it may invest in the securities of relatively few issuers.

The Portfolio therefore may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.




                                    [CHART]

International Fixed Income Portfolio
Commenced operations on April 29, 1994

 1995   1996    1997    1998    1999    2000    2001    2002
------  -----  ------  ------  ------  ------  ------  ------
19.64%  6.20%  -3.97%  17.74%  -7.39%  -2.37%  -4.54%  22.13%

High Quarter  6/30/02   14.39%
------------------------------
Low Quarter   3/31/97   -5.74%

Average Annual Total Returns
(as of 12/31/02)

                                                                 Since
                                             Past      Past    Inception
                                           One Year Five Years  4/29/94
       International Fixed Income
        Portfolio.........................
       -----------------------------------------------------------------
       Return before Taxes................   22.13%      4.41%     5.05%
       -----------------------------------------------------------------
       Return after Taxes on
        Distributions/1/..................   22.13%      3.47%     3.37%
       -----------------------------------------------------------------
       Return after Taxes on Distributions
        and Sale of Fund Shares/1/........   13.59%      3.11%     3.25%
       -----------------------------------------------------------------
       Salomon World Government Bond
        Ex-U.S. Index (reflects no
        deduction for fees, expenses or
        taxes)/2/.........................   22.01%      5.07%     5.38%
       -----------------------------------------------------------------





/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon World Government Bond Ex-U.S. Index is a market-capitalization weighted benchmark that tracks the performance of the 18 Government bonds markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

  Institutional Class Prospectus

  January 31, 2003

Limited Duration Portfolio

Objective
   The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum for any individual security. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit- adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Limited Duration Portfolio
Commenced operations on March 31, 1992

1993    1994    1995   1996   1997   1998   1999   2000   2001   2002
-----  ------  ------  -----  -----  -----  -----  -----  -----  -----
5.97%  -0.07%  10.37%  5.27%  6.25%  5.63%  3.77%  7.93%  8.59%  5.12%


High Quarter  3/31/95   3.23%
-----------------------------
Low Quarter   3/31/94  -0.95%

Average Annual Total Returns
(as of 12/31/02)

                                                                    Since
                                      Past      Past         Past Inception
                                    One Year Five Years Ten Years  3/31/92
    -----------------------------------------------------------------------
    Limited Duration Portfolio.....
    -----------------------------------------------------------------------
    Return before Taxes............    5.12%      6.19%     5.85%     6.07%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions/1/..............    3.63%      3.98%     3.67%     3.92%
    -----------------------------------------------------------------------
    Return after Taxes on
     Distributions and Sale of Fund
     Shares/1/                         3.15%      3.85%     3.59%     3.81%
    -----------------------------------------------------------------------
    Salomon 1-3 Year Treasury/
     Government Sponsored Index
     (reflects no deduction for
     fees, expenses or taxes)/2/       6.12%      6.56%     6.10%     6.24%
    -----------------------------------------------------------------------


/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should be considered an investment.

/2/The Salomon 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted Index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years.

  Institutional Class Prospectus

  January 31, 2003

Municipal Portfolio

Objective
   The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax.

Approach
The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser will vary the Portfolio's average duration and maturity and the amount invested in particular types of securities based on the risks and rewards offered by different investments. The Adviser analyzes the credit risk, prepayment risk and call risk posed by specific securities considered for investment. The Adviser may sell securities when it believes that expected after-tax risk-adjusted return is low compared to other investment opportunities.

   Under normal circumstances, at least 80% of the total income of the Portfolio will be exempt from federal income tax.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Municipal obligations may be general obligations or revenue bonds. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and or principal payment obligations.

   The Portfolio may invest in municipal lease obligations. Certain lease obligations may contain non-appropriation clauses pursuant to which the municipality has no continuing obligation to make payments unless money is specifically appropriated annually or on some other periodic basis by the legislature.

   Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Portfolio to reinvest the proceeds at a lower rate of interest.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

Municipal Portfolio
Commenced operations on October 1, 1992

 1993    1994    1995   1996   1997   1998    1999    2000   2001   2002
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
14.31%  -6.30%  19.98%  5.60%  8.68%  5.82%  -1.00%  11.18%  6.37%  7.90%

High Quarter   3/31/95    8.94%
-------------------------------
Low Quarter    3/31/94   -7.34%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  10/1/92
      Municipal Portfolio
      --------------------------------------------------------------------
      Return before Taxes             7.90%      5.98%     7.02%     7.02%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions/1/               7.81%      5.76%     6.82%     6.82%
      --------------------------------------------------------------------
      Return after Taxes on
       Distributions and Sale of
       Fund Shares/1/                 6.20%      5.52%     6.50%     6.49%
      --------------------------------------------------------------------
      Lehman 5-Year Municipal
       Index (reflects no
       deduction for fees,
       expenses or taxes)/2/          9.28%      5.92%     5.88%     5.88%
      --------------------------------------------------------------------
      Lehman 10-Year Municipal
       Index (reflects no
       deduction for fees,
       expenses or taxes)/3/         10.17%      6.12%     6.82%     6.85%
      --------------------------------------------------------------------
      Blended Municipal Index
       (reflects no deduction for
       fees, expenses or taxes)/4/    9.73%      6.02%     6.59%     6.68%
      --------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Lehman 5-Year Municipal Index is a market capitalization-weighted index of investment-grade municipal bonds with maturities of four to six years.

/3/The Lehman 10-Year Municipal Index is market capitalization-weighted index of investment-grade municipal bonds with maturities of eight to twelve years.

/4/The Blended Municipal Index is an unmanaged index comprised of the Lehman
   Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman 10-Year Municipal Index and 50% Lehman 5-Year Municipal Index thereafter.

  Institutional Class Prospectus

  January 31, 2003

Targeted Duration Portfolio (Not Currently Open)


Objective
The Targeted Duration Portfolio seeks above-average total return consistent with reasonable risk.

Approach
The Portfolio seeks value in the fixed income market without significant sensitivity to changes in interest rates. The Portfolio invests primarily in U.S. Government securities, investment grade and high yield corporate bonds (commonly referred to as "junk bonds") and mortgage securities, and, to a limited extent, non-dollar denominated securities, regardless of maturity. The average duration the Portfolio will ordinarily seek to maintain is generally similar to that of the Merrill Lynch 1-3 Year Treasury Index, which generally ranges between zero and 3 years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives to manage the Portfolio.

Process
The Adviser employs a value approach toward fixed income investing. The Adviser makes securities and sector decisions based on the anticipated tradeoff between long-run expected return and risk. The Adviser relies upon value measures such as the level of real interest rates, yield curve slopes and credit-adjusted spreads to guide its decisions regarding interest rate, country, sector and security exposure. A team of portfolio managers implements strategies based on these types of value measures. Certain team members focus on specific bonds within each sector. Others seek to ensure that the aggregate risk exposures to changes in the level of interest rates and yield spreads match the Portfolio's objective. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks
The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

Performance Information
No performance information is provided because the Targeted Duration Portfolio has not commenced operations.

U.S. Core Fixed Income Portfolio

Objective
   The U.S. Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
   The Portfolio invests primarily in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities issued by U.S. - based entities that carry an investment grade rating at the time of purchase. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
   The Adviser employs a value approach toward fixed income investing. The Adviser's research teams evaluate the relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk by monitoring interest rates, inflation, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

  Institutional Class Prospectus

  January 31, 2003

U.S. Core Fixed Income Portfolio (Cont'd)



   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in fixed income securities of U.S. issuers.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.





                                    [CHART]

US Core Fixed Income Portfolio
Commenced operations on September 29, 1987

 1993    1994    1995   1996   1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  ------  -----
13.75%  -3.89%  18.85%  3.89%  9.62%  7.23%  -1.64%  10.50%  10.58%  8.07%

High Quarter   6/30/95    6.05%
-------------------------------
Low Quarter    3/31/94   -2.07%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years  9/29/87
     U.S. Core Fixed Income
      Portfolio
     ---------------------------------------------------------------------
     Return before Taxes..........    8.07%      6.85%     7.50%     9.00%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............    5.46%      4.23%     4.61%     6.05%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/..............    4.94%      4.17%     4.57%     5.96%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects
      no deduction for fees,
      expenses or taxes)/2/.......   10.10%      7.52%     7.53%     8.89%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

Balanced Portfolio

Objective
   The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that it believes will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's potential investment universe.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.


   The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio

  Institutional Class Prospectus

  January 31, 2003

Balanced Portfolio (Cont'd)

could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.



                                    [CHART]

Balanced Portfolio
Commenced operations on December 31, 1992

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
10.37%  -1.93%  27.34%  15.37%  19.61%  15.40%  16.29%  -0.72%  -5.37%  -13.29%

High Quarter   12/31/98   12.06%
--------------------------------
Low Quarter     9/30/02  -11.37%


Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                     Past      Past      Past    Inception
                                   One Year Five Years Ten Years 12/31/92
     Balanced Portfolio...........
     ---------------------------------------------------------------------
     Return before Taxes..........  -13.29%      1.80%     7.60%     7.60%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions/1/............  -14.45%     -0.97%     4.56%     4.56%
     ---------------------------------------------------------------------
     Return after Taxes on
      Distributions and Sale of
      Fund Shares/1/..............   -8.15%      0.62%     5.13%     5.13%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no
      deduction for fees,
      expenses or taxes)/2/.......  -22.10%     -0.59%     9.35%     9.35%
     ---------------------------------------------------------------------
     Salomon Broad Index
      (reflects no deduction for
      fees, expenses or taxes)/3/.   10.10%      7.52%     7.53%     7.53%
     ---------------------------------------------------------------------
     60/40 Blended Index (reflects
      no deduction for fees,
      expenses or taxes)/4/.......   -9.54%      3.31%     9.05%     9.05%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1, 5 and 10 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.
/4/The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Bond Index.

Multi-Asset-Class Portfolio

Objective
The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach
The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain asset classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in an effort to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process
The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, by monitoring the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

Principal Risks
   The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

   The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

   The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

   Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

   Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's

  Institutional Class Prospectus

  January 31, 2003

Multi-Asset-Class Portfolio (Cont'd)

investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

   At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

   The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

   Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.


                                 [CHART]

Multi-Asset-Class Portfolio
Commenced operations on July 29, 1994

 1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  -------
24.62%  15.93%  17.48%  13.87%  16.84%  -8.43%  -8.93%  -13.60%

High Quarter   12/31/98    12.82%
---------------------------------
Low Quarter     9/30/02   -13.85%

Average Annual Total Returns
(as of 12/31/02)

                                                                   Since
                                               Past      Past    Inception
                                             One Year Five Years  7/29/94
     Multi-Asset-Class Portfolio
     ---------------------------------------------------------------------
     Return before Taxes                      -13.60%     -0.84%     5.77%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions/1/   -16.02%     -3.43%     2.74%
     ---------------------------------------------------------------------
     Return after Taxes on Distributions and
      Sale of Fund Shares/1/                   -8.34%     -1.36%     3.70%
     ---------------------------------------------------------------------
     S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)/2/         -22.09%     -0.59%     9.95%
     ---------------------------------------------------------------------
     Salomon Broad Index (reflects no
      deduction for fees, expenses or
      taxes)/3/                                10.10%      7.52%     8.03%
     ---------------------------------------------------------------------
     MSCI EAFE Index (reflects no
      deduction for fees, expenses or
      taxes)/4/                               -15.94%     -2.89%     0.20%
     ---------------------------------------------------------------------
     Blended Index (reflects no deduction
      for fees, expenses or taxes)/5/          -9.66%      2.32%     8.27%
     ---------------------------------------------------------------------

/1/After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

   The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

   The bar chart and table show the Portfolio's performance year-by-year, best and worst performance for a quarter, and average annual total returns for the past 1 and 5 year periods and since inception. The variability of performance over time provides an indication of the risks of investing in the Portfolio. The table also compares the performance of the Portfolio to an index of similar securities. An index is a hypothetical measure of performance based on the fluctuations in the value of securities that make up a particular market. The index does not show actual investment returns or reflect payment of management or brokerage fees or taxes, which would lower the index's performance. The index is unmanaged and should not be considered an investment.

/2/The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalizations of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

/3/The Salomon Broad Index, also known as the Salomon Brothers Broad Investment
   Grade (BIG) Index, is a fixed income market value-weighted Index that includes all publicly-traded fixed-rate U.S. government, U.S. agency, corporate, and mortgage issues carrying investment grade (BBB) or higher credit ratings with remaining maturities of at least one year.

/4/The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East.

/5/The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24%
   Salomon Broad Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston Global High Yield Index.

Fees and Expenses of the Portfolios

The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses for the fiscal year ended September 30, 2002 (expenses that are deducted from Portfolio assets)

                                                                   Total Annual
                              Management Distribution  Other    Portfolio Operating
                    Portfolio    Fees    (12b-1) Fees Expenses       Expenses
Equity                             0.50%         None     0.16%                0.66%
-------------------------------------------------------------------------------------
Mid Cap Growth                      0.50         None     0.15                 0.65
-------------------------------------------------------------------------------------
Small Cap Growth                    1.00         None     0.21                 1.21**
-------------------------------------------------------------------------------------
Strategic Small Value               1.00         None     1.09                 2.09**
-------------------------------------------------------------------------------------
U.S. Mid Cap Core                   0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
U.S. Small Cap Core                 0.75         None     0.14                 0.89
-------------------------------------------------------------------------------------
Value                               0.50         None     0.14                 0.64
-------------------------------------------------------------------------------------
Cash Reserves                       0.25         None     0.15                 0.40**
-------------------------------------------------------------------------------------
Core Plus Fixed Income              0.38         None     0.13                 0.50
-------------------------------------------------------------------------------------
Investment Grade Fixed Income       0.38         None     0.14                 0.51
-------------------------------------------------------------------------------------
High Yield                          0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Intermediate Duration               0.38         None     0.17                 0.54
-------------------------------------------------------------------------------------
International Fixed Income          0.38         None     0.23                 0.60
-------------------------------------------------------------------------------------
Limited Duration                    0.30         None     0.14                 0.44
-------------------------------------------------------------------------------------
Municipal                           0.38         None     0.15                 0.52**
-------------------------------------------------------------------------------------
Targeted Duration+                  0.38         None     0.19*                0.57**
-------------------------------------------------------------------------------------
U.S. Core Fixed Income              0.38         None     0.16                 0.53**
-------------------------------------------------------------------------------------
Balanced                            0.45         None     0.14                 0.59
-------------------------------------------------------------------------------------
Multi-Asset-Class                   0.65         None     0.26                 0.91**
-------------------------------------------------------------------------------------

   Total Annual Portfolio Operating Expenses reflected in the table above may be higher than the expenses actually deducted from Portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
*Other Expenses are based on estimated amounts.
**The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers, expense offsets and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.
+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

                                                        Total Annual Portfolio Operating Expenses
                                                           After Morgan Stanley Investments LP
Portfolio                                                    Waiver/Reimbursement & Offsets
Small Cap Growth                                                                             1.15%
--------------------------------------------------------------------------------------------------
Strategic Small Value                                                                        1.15
--------------------------------------------------------------------------------------------------
Cash Reserves                                                                                0.32
--------------------------------------------------------------------------------------------------
Municipal                                                                                    0.50
--------------------------------------------------------------------------------------------------
Targeted Duration+                                                                           0.45
--------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                                                                       0.50
--------------------------------------------------------------------------------------------------
Multi-Asset-Class                                                                            0.78
--------------------------------------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

  Institutional Class Prospectus

  January 31, 2003

Fees and Expenses of the Portfolios

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

Example
This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.


                                   Portfolio  1 Year 3 Years 5 Years 10 Years
Equity                                          $ 67    $211  $  368   $  822
Mid Cap Growth                                    66     208     362      810
Small Cap Growth                                 123     384     665    1,466
Strategic Small Value                            212     655   1,124    2,421
U.S. Mid Cap Core                                 91     284     493    1,096
U.S. Small Cap Core                               91     284     493    1,096
Value                                             65     205     357      798
Cash Reserves                                     41     128     224      505
Core Plus Fixed Income                            51     160     280      628
Investment Grade Fixed Income                     52     164     285      640
High Yield                                        60     189     329      738
Intermediate Duration                             55     173     302      677
International Fixed Income                        61     192     335      750
Limited Duration                                  45     141     246      555
Municipal                                         53     167     291      653
Targeted Duration+                                58     183     318      714
U.S. Core Fixed Income                            54     170     296      665
Balanced                                          60     189     329      738
Multi-Asset-Class                                 93     290     504    1,120

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Investment Strategies and Related Risks


   This section discusses in greater detail the Portfolios' principal investment strategies and the other types of investments that the Portfolios may make. Please read this section in conjunction with the earlier summaries. The Portfolios' investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

   An investment in a Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities
   Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

   ADRs are U.S.-dollar denominated securities that represent claims to shares of foreign stocks. The Portfolios treat ADRs as U.S. securities for purposes of foreign investment limitations.

   Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs
   Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities
   Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

   These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

   Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration
   The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

  Institutional Class Prospectus

  January 31, 2003




High Yield Securities
   Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities
   These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Foreign Securities
   Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
   Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing Portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolios' assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities
   Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Derivatives and Other Investments
Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

   A forward contract is an obligation to purchase or sell a security or a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates or interest rates. Portfolios investing in fixed income securities may use futures to control their exposure to changes in interest rates and to manage the overall maturity and duration of their securities holdings.

   If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price.

The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market.

Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940, as amended ("1940 Act"). The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

   CMOs and SMBS are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs"). Inverse floating rate obligations ("inverse floaters") are fixed income securities which have coupon rates that vary inversely (often at a multiple) to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate.

Risks of Derivatives
The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities, instruments, indices, or interest rates to which they relate.

   Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. IOs, POs and inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturities. IOs, POs and inverse floaters may exhibit greater

  Institutional Class Prospectus

  January 31, 2003



price volatility than the majority of mortgage pass-through securities or CMOs. In addition, the yield to maturity of IOs, POs and inverse floaters is extremely sensitive to prepayment levels. As a result, higher or lower rates of prepayment than that anticipated can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

Temporary Defensive Investments
   When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

Portfolio Turnover
   Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders.

Non-Diversification of Investments
   A Portfolio of investments in a small number of issuers or industries or in securities denominated in only a few foreign currencies increases risk. The International Fixed Income Portfolio is a non-diversifed fund for purposes of the 1940 Act. A non-diversified Portfolio may invest a greater percentage of its assets in the securities of a single issuer than a diversified Portfolio. Portfolios that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit, currency or other risks.

Purchasing Shares



   Institutional Class Shares are available to clients of the Adviser with combined investments of $5,000,000 and corporations or other institutions such as trusts and foundations.

   Institutional Class Shares of the Portfolios may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing Institutional Class Shares through a financial intermediary, please consult your intermediary for purchase instructions.

   Institutional Class Shares of the Portfolios may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Institutional Class Shares of the Portfolios.

   Institutional Class Shares of each Portfolio, except for the Cash Reserves Portfolio, may be purchased at the net asset value per share ("NAV") next determined after we receive your purchase order. Institutional Class Shares of the Cash Reserves Portfolio may be purchased at the NAV next determined after we receive your purchase order and the Fund's Custodian Bank, J.P. Morgan Chase & Co. (the "Custodian") receives monies credited by a Federal Reserve Bank ("Federal Funds").

Initial Purchase by Mail
   You may open an account, subject to acceptance by Morgan Stanley Institutional Fund Trust, by completing and signing an Account Registration Form provided by J.P. Morgan Investor Services Company ("J.P. Morgan"), the Fund's transfer agent, which you can obtain by calling J.P. Morgan at 1-800-548-7786 and mailing it to J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916 together with a check payable to Morgan Stanley Institutional Fund Trust.

   Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire
   You may purchase Institutional Class Shares of each Portfolio by wiring Federal Funds to the Custodian. You should forward a completed Account Registration Form to J.P. Morgan in advance of the wire. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. See the section below entitled "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

J.P.Morgan Chase & Co.
   1 Chase Manhattan Plaza
   New York, NY 10081
   ABA #021000021
   DDA #910-2-734143
   Attn: Morgan Stanley Institutional Fund
   Trust Subscription Account
   Ref: (Portfolio Name, Account Number,
   Account Name)

   You can also make purchases in the Cash Reserves Portfolio by Federal Funds wire to the Custodian. If notification of your order is received prior to 12:00 noon (Eastern Time) and the Custodian receives the funds the same day, then your purchase will become effective and begin to earn income on that day. Otherwise, your purchase will be effective on the next business day.

Additional Investments
   You may make additional investments of Institutional Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to J.P. Morgan at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above. For all Portfolios, except the Cash Reserves Portfolio, notification must be given to J.P. Morgan at 1-800-548-7786 prior to the determination of NAV. For the Cash Reserves Portfolio, J.P. Morgan must receive notification of receipt of your Federal Funds wire by 12:00 noon (Eastern Standard Time). We normally credit purchases made by check in the Cash Reserves Portfolio at the NAV determined two business days after we receive the check.

  Institutional Class Prospectus

  January 31, 2003




Other Purchase Information
The Fund may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

   Certain patterns of past exchanges and/or purchase or sale transactions involving a Portfolio may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

   Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares


   You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each Portfolio will redeem shares at the NAV next determined after the request is received in good order.

By Mail
   Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916.

   To be in good order, redemption requests must include the following documentation:

   (a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

   (c) Any required signature guarantees; and

   (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone
   If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

   The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

   If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

General Shareholder Information


Valuation of Shares
The NAV of the Portfolios is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the Portfolios are open for business, except for the NAV of the Cash Reserves Portfolio which is determined as of 12:00 noon (Eastern Time).

Each Portfolio values its securities at market value, except the Cash Reserves Portfolio, which values its securities using amortized cost valuation. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

Exchange Privilege
You may exchange each Portfolio's Institutional Class Shares for Institutional Class Shares of other available portfolios of the Fund or for Class A shares of available portfolios of Morgan Stanley Institutional Fund, Inc. based on their respective NAVs. There is no fee for exchanges. To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to the Fund's Transfer Agent, J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3916. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases.

Taxes
Income dividends you receive (except most dividends from the Municipal Portfolio) will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gain distributions may be taxable at different rates depending on the length of time the Portfolio holds its assets.

The Municipal Portfolio intends to pay "exempt-interest" dividends which are excluded from your gross income for federal income tax purposes. When you receive exempt-interest dividends they may be subject to state and local taxes, although some states allow you to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within your state of residence.

Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. If more than 50% of a Portfolio's assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to pass through to you for foreign tax credit purposes the amount of foreign income taxes that it paid.

Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

Every January, you will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

   Exchanges and redemptions of shares in a Portfolio are taxable events and may result in a taxable gain or loss to you.

   When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding (currently at a rate of 30%) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

  Institutional Class Prospectus

  January 31, 2003




Dividends and Distributions
   The Portfolios normally declare dividends and distribute substantially all of their net investment income to shareholders as follows:

                                Portfolio Monthly Quarterly Annually
            Equity.......................                 .
            --------------------------------------------------------
            Mid Cap Growth                                         .
            Small Cap Growth                                       .
            Strategic Small Value                                  .
            U.S. Mid Cap Core                                      .
            U.S. Small Cap Core..........                          .
            --------------------------------------------------------
            Value                                         .
            Cash Reserves                       .
            Core Plus Fixed Income                        .
            Investment Grade Fixed Income                 .
            --------------------------------------------------------
            High Yield                                    .
            Intermediate Duration               .
            International Fixed Income                             .
            Limited Duration                    .
            Municipal                           .
            Targeted Duration                   .
            U.S. Core Fixed Income                        .
            Balanced                                      .
            Multi-Asset-Class                             .

If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify the Fund in writing.

Fund Management


Adviser
   The Adviser to the Fund, Morgan Stanley Investments LP ("MSI" or the "Adviser"), is a Pennsylvania limited partnership founded in 1969. The Adviser is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"). Morgan Stanley is a preeiminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM") and is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, PA 19428-2881. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, MSI, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.

   The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table on the following page shows the Adviser's annual contractual and actual rates of compensation for the Fund's 2002 fiscal year.
Sub-Adviser
   Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. As Sub-Adviser, MSIA makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves Portfolio as compensation for its sub-advisory services. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. MSIA develops, markets and manages a broad spectrum of proprietary mutual funds that are sold by Morgan Stanley financial advisors and offers professional money management services on a customized basis to individuals, institutional investors and retirement plan sponsors.

  Institutional Class Prospectus

  January 31, 2003




Adviser's Rates of Compensation

                                         FY 2002            FY 2002
                                       Contractual          Actual
                          Portfolio Compensation Rate  Compensation Rate
      Equity.......................              0.50%              0.50%
      -------------------------------------------------------------------
      Mid Cap Growth...............              0.50               0.50
      -------------------------------------------------------------------
      Small Cap Growth.............              1.00               0.95
      -------------------------------------------------------------------
      Strategic Small Value........              1.00               0.06
      -------------------------------------------------------------------
      U.S. Mid Cap Core............              0.75               0.75
      -------------------------------------------------------------------
      U.S. Small Cap Core..........              0.75               0.75
      -------------------------------------------------------------------
      Value........................              0.50               0.50
      -------------------------------------------------------------------
      Cash Reserves................              0.25               0.18
      -------------------------------------------------------------------
      Core Plus Fixed Income.......              0.38               0.38
      -------------------------------------------------------------------
      Investment Grade Fixed Income              0.38               0.38
      -------------------------------------------------------------------
      High Yield...................              0.45               0.45
      -------------------------------------------------------------------
      Intermediate Duration........              0.38               0.38
      -------------------------------------------------------------------
      International Fixed Income...              0.38               0.38
      -------------------------------------------------------------------
      Limited Duration.............              0.30               0.30
      -------------------------------------------------------------------
      Municipal....................              0.38               0.36
      -------------------------------------------------------------------
      Targeted Duration+...........              0.38               0.00
      -------------------------------------------------------------------
      U.S. Core Fixed Income.......              0.38               0.34
      -------------------------------------------------------------------
      Balanced.....................              0.45               0.45
      -------------------------------------------------------------------
      Multi-Asset-Class............              0.65               0.52
      -------------------------------------------------------------------

+As of the fiscal year ended September 30, 2002, the Targeted Duration
 Portfolio had not commenced operations.

Portfolio Management

Equity Portfolio
   The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Mid Cap Growth Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director, David Cohen, Executive Director, and David Reidinger, Vice President.

Small Cap Growth Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Growth Team. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Executive Director.

Strategic Small Value Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

U.S. Mid Cap Core Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, William B. Gerlach, Managing Director, Matthew Todorow, Executive Director, and Charles Purcell, Vice President.

U.S. Small Cap Core Portfolio
   The Portfolio's assets are managed by the Small/Mid Cap Team. Current members of the team include Bradley S. Daniels, Executive Director, James J. Jolinger, Executive Director, and Matthew Todorow, Executive Director.

Value Portfolio
   The Portfolio's assets are managed by the Large Cap Value Team. Current members of the team include Richard M. Behler, Managing Director, Brian L. Kramp, Executive Director, and Eric F. Scharpf, Vice President.

Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio and U.S. Core Fixed Income Portfolio
   The Portfolios' assets are managed by the Taxable Fixed Income Team. Current members of the team include W. David Armstrong, Managing Director, Thomas L. Bennett, Managing Director, Stephen F. Esser, Managing Director, Scott F. Richard, Managing Director and Roberto M. Sella, Managing Director.

International Fixed Income Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include J. David Germany, Managing Director, Michael B. Kushma, Executive Director, Paul F. O'Brien, Executive Director, and Christian
G. Roth, Executive Director.

High Yield Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Stephen F. Esser, Managing Director, Gordon W. Loery, Executive Director, and Deanna L. Loughnane, Executive Director.

Intermediate Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Limited Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, William Lawrence, Executive Director, and Scott F. Richard, Managing Director.

Municipal Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include Scott F. Richard, Managing Director, Steven K. Kreider, Managing Director, and Neil Stone, Executive Director.

  Institutional Class Prospectus

  January 31, 2003




Targeted Duration Portfolio
   The Portfolio's assets are managed by the Taxable Fixed Income Team. Current members of the team include David S. Horowitz, Executive Director, and Scott F. Richard, Managing Director.

Balanced Portfolio
   The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Multi-Asset-Class Portfolio
   The Portfolio's assets are managed by the Active International Allocation Team, the Asset Allocation Team and the International Magnum Team. Current members of the teams include Barton M. Biggs, Managing Director, Cyril Moulle-Berteaux, Managing Director, Que Nguyen, Executive Director, and Francine J. Bovich, Managing Director.

Distributor
   Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of certain Portfolios on its behalf.

Financial Highlights

The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). As of the fiscal year ended September 30, 2002, the Targeted Duration Portfolio had not commenced operations. The information for the year 2002 has been extracted from the Fund's

                                Net Gains
     Net Asset                  or Losses                   Dividend       Capital Gain
      Value-      Net         on Securities  Total from   Distributions    Distributions
     Beginning Investment     (realized and  Investment  (net investment     (realized
     of Period   Income        unrealized)   Activities      income)        net gains)
Equity Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002    $ 9.75      $0.08+++         ($2.57)     ($2.49)          ($0.08)             --
2001     17.28       0.09+++          (4.78)      (4.69)           (0.09)         ($2.75)
2000     19.82       0.05+++           3.53        3.58            (0.05)          (6.07)
1999     20.44       0.14              5.24        5.38            (0.17)          (5.83)
1998     29.45       0.24             (1.04)      (0.80)           (0.28)          (7.93)
-----------------------------------------------------------------------------------------
        Mid Cap Growth Portfolio (Commencement of Institutional Class Operations 3/30/90)
2002    $14.80     ($0.05)+++        ($3.10)     ($3.15)              --              --
2001     35.15      (0.05)           (16.44)     (16.49)              --          ($3.86)
2000     25.77      (0.06)            13.71       13.65               --           (4.27)
1999     18.62      (0.01)            10.65       10.64           ($0.00).         (3.49)
1998     21.84      (0.03)             0.24        0.21               --           (3.43)
-----------------------------------------------------------------------------------------
      Small Cap Growth Portfolio (Commencement of Institutional Class Operations 6/30/98)
2002    $24.04     ($0.25)+++        ($3.83)     ($4.08)              --              --
2001     52.96      (0.35)           (25.78)     (26.13)              --          ($2.79)
2000     32.28      (0.34)            25.42       25.08               --           (4.40)
1999      8.57      (0.13)+++         23.84       23.71               --              --
1998     10.00      (0.01)            (1.42)      (1.43)              --              --
-----------------------------------------------------------------------------------------
 Strategic Small Value Portfolio (Commencement of Institutional Class Operations 6/30/00)
2002    $10.51      $0.05+++         ($0.24)     ($0.19)          ($0.05)         ($0.43)
2001     10.62       0.09             (0.15)      (0.06)           (0.05)             --
2000     10.00       0.03              0.59        0.62               --              --
-----------------------------------------------------------------------------------------
    U.S. Mid Cap Core Portfolio (Commencement of Institutional Class Operations 12/30/94)
2002    $16.91     ($0.01)+++        ($3.38)     ($3.39)          ($0.02)             --
2001     25.07       0.05+++          (4.91)      (4.86)           (0.08)         ($3.22)
2000     21.88       0.06+++           5.78        5.84            (0.08)          (2.57)
1999     18.12       0.12+++           5.01        5.13            (0.06)          (1.31)
1998     21.80       0.08+++          (1.53)      (1.45)           (0.04)          (2.19)
-----------------------------------------------------------------------------------------
   U.S. Small Cap Core Portfolio (Commencement of Institutional Class Operations 7/01/86)
2002    $15.16      $0.06+++         ($1.10)     ($1.04)          ($0.05)         ($0.03)
2001     21.18       0.10+++          (4.35)      (4.25)           (0.07)          (1.70)
2000     18.62       0.09+++           4.01        4.10            (0.14)          (1.40)
1999     17.37       0.13+++           3.65        3.78            (0.07)          (2.46)
1998     24.97       0.16             (4.33)      (4.17)           (0.14)          (3.29)

  Institutional Class Prospectus

  January 31, 2003


financial statements which were audited by Ernst & Young LLP whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 2002 Annual Report to Shareholders. The financial highlights for prior fiscal periods have been audited by other independent accountants.

                                      Net Assets-  Ratio of       Ratio of
                Net Asset               End of     Expenses      Net Income   Portfolio
    Total        Value-      Total      Period    to Average     to Average   Turnover
Distributions End of Period  Return   (thousands) Net Assets+    Net Assets     Rate
-----------------------------------------------------------------------------------------

      ($0.08)        $ 7.18 (25.71%)   $  171,698        0.66%         0.78%         93%
       (2.84)          9.75 (30.58)       403,062        0.62          0.71         160
       (6.12)         17.28  19.83        615,078        0.61          0.27         211
       (6.00)         19.82  30.15        635,593        0.62          0.64         103
       (8.21)         20.44  (2.66)       872,662        0.61          0.94          77
-----------------------------------------------------------------------------------------

           --        $11.65 (21.28%)   $  438,778        0.65%        (0.35%)       221%
      ($3.86)         14.80 (50.80)     1,063,186        0.61         (0.25)        145
       (4.27)         35.15  56.60      2,109,750        0.62         (0.21)        169
       (3.49)         25.77  64.27        785,659        0.62         (0.07)        208
       (3.43)         18.62   2.00        429,955        0.62         (0.13)        172
-----------------------------------------------------------------------------------------

           --        $19.96 (16.97%)   $   87,345        1.16%++      (0.98%)       218%
      ($2.79)         24.04 (50.83)       193,469        1.14         (0.98)        176
       (4.40)         52.96  80.31        437,898        1.14         (0.77)        206
           --         32.28 276.66         93,229        1.18++       (0.50)        300
           --          8.57 (14.30)**       3,004        1.16*++      (0.46)*        67**
-----------------------------------------------------------------------------------------

      ($0.48)        $ 9.84  (2.41%)   $   20,396        1.15%++       0.43%        131%
       (0.05)         10.51  (0.60)         2,434        1.15++        0.73          80
           --         10.62   6.20**        2,506        1.31*++       1.15*         33**
-----------------------------------------------------------------------------------------

      ($0.02)        $13.50 (20.09%)   $  672,507        0.89%        (0.05%)       145%
       (3.30)         16.91 (21.23)     1,096,021        0.86          0.22         176
       (2.65)         25.07  29.48      1,374,275        0.87          0.28         226
       (1.37)         21.88  29.44        721,015        0.87          0.57         244
       (2.23)         18.12  (6.92)       420,555        0.90          0.40         213
-----------------------------------------------------------------------------------------

      ($0.08)        $14.04  (6.97%)   $  588,803        0.89%         0.35%        118%
       (1.77)         15.16 (21.25)     1,017,346        0.86          0.52         157
       (1.54)         21.18  23.11      1,269,171        0.86          0.43         193
       (2.53)         18.62  23.83        897,629        0.86          0.70         251
       (3.43)         17.37 (18.34)       716,729        0.86          0.71         163

                                    Net Gains
       Net Asset                    or Losses                     Dividend       Capital Gain
        Value-        Net         on Securities   Total from    Distributions    Distributions
       Beginning   Investment     (realized and   Investment   (net investment   (realized net
       of Period     Income        unrealized)    Activities       income)          gains)
------------------------------------------------------------------------------------------------
              Value Portfolio (Commencement of Institutional Class Operations 11/05/84)
2002..    $13.80       $ 0.16+++         ($3.14)      ($2.98)           ($0.17)             --
2001..     12.86         0.19+++           0.93         1.12             (0.18)             --
2000..     13.59         0.16+++           0.95         1.11             (0.18)         ($1.66)
1999..     15.16         0.21+++           1.11         1.32             (0.28)          (2.61)
1998..     20.37         0.34             (3.38)       (3.04)            (0.36)          (1.81)
------------------------------------------------------------------------------------------------
       Cash Reserves Portfolio (Commencement of Institutional Class Operations 8/29/90)
2002..    $1.000       $0.018                --       $0.018            ($0.18)             --
2001..     1.000        0.049                --        0.049            (0.049)             --
2000..     1.000        0.058                --        0.058            (0.058)             --
1999..     1.000        0.048                --        0.048            (0.048)             --
1998..     1.000        0.053                --        0.053            (0.053)             --
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio (Commencement of Institutional Class Operations 11/14/84)
2002..    $11.84       $ 0.55+++          $0.17        $0.72            ($0.74)             --
2001..     11.25         0.75              0.62         1.37             (0.78)             --
2000..     11.26         0.77+++          (0.02)        0.75             (0.76)             --
1999..     12.22         0.77+++          (0.72)        0.05             (0.71)         ($0.30)
1998..     12.22         0.78+++           0.14         0.92             (0.75)          (0.17)
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio (Commencement of Institutional Class Operations 8/31/90)
2002..    $11.32       $ 0.47+++          $0.39        $0.86            ($0.61)             --
2001..     10.67         0.68              0.70         1.38             (0.73)             --
2000..     10.74         0.78             (0.12)        0.66             (0.73)             --
1999..     11.69         0.69             (0.75)       (0.06)            (0.63)         ($0.26)
1998..     11.46         0.61              0.40         1.01             (0.66)          (0.12)
------------------------------------------------------------------------------------------------
          High Yield Portfolio (Commencement of Institutional Class Operations 2/28/89)
2002..    $ 5.75       $ 0.54+++         ($1.16)      ($0.62)           ($0.72)             --
2001..      7.86         0.78+++          (1.95)       (1.17)            (0.94)             --
2000..      8.77         0.89+++          (0.88)        0.01             (0.92)             --
1999..      8.99         0.86+++          (0.10)        0.76             (0.79)         ($0.19)
1998..     10.15         0.85+++          (0.93)       (0.08)            (0.82)          (0.26)
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio (Commencement of Institutional Class Operations 10/3/94)
2002..    $10.37       $ 0.39+++          $0.43        $0.82            ($0.48)             --
2001..      9.67         0.57              0.69         1.26             (0.56)             --
2000..      9.77         0.67+++          (0.19)        0.48             (0.58)             --
1999..     10.68         0.72             (0.65)        0.07             (0.76)         ($0.22)
1998..     10.48         0.58              0.28         0.86             (0.56)          (0.10)
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio (Commencement of Institutional Class Operations 4/29/94)
2002..    $ 8.96       $ 0.39             $0.53        $0.92                --              --
2001..      8.88         0.28+++           0.04         0.32            ($0.24)             --
2000..     10.12         0.35             (1.15)       (0.80)            (0.27)         ($0.17)
1999..     10.75         0.34             (0.41)       (0.07)            (0.34)          (0.22)
1998..     10.19         0.45              0.56         1.01             (0.36)          (0.09)
------------------------------------------------------------------------------------------------

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-  Ratio of       Ratio of
                Net Asset              End of     Expenses      Net Income  Portfolio
    Total        Value-      Total     Period    to Average     to Average  Turnover
Distributions End of Period  Return  (thousands) Net Assets+    Net Assets    Rate
--------------------------------------------------------------------------------------

      ($0.17)        $10.65 (21.93%)  $  456,996        0.64%         1.09%        42%
       (0.18)         13.80   8.68       656,007        0.62          1.26         38
       (1.84)         12.86   9.67       690,859        0.61          1.32         50
       (2.89)         13.59   8.30     1,079,356        0.63          1.38         53
       (2.17)         15.16 (16.41)    2,288,236        0.60          1.76         56
--------------------------------------------------------------------------------------

     ($0.018)       $ 1.000   1.79%   $  174,138        0.33%++       1.75%       N/A
      (0.049)         1.000   5.03       132,901        0.39++        4.86        N/A
      (0.058)         1.000   5.91       115,513        0.37++        5.72        N/A
      (0.048)         1.000   4.93       156,510        0.33++        4.77        N/A
       (.053)         1.000   5.47       168,228        0.32++        5.33        N/A
--------------------------------------------------------------------------------------

      ($0.74)       $ 11.82   6.30%   $3,883,346        0.50%         4.69%       110%
       (0.78)         11.84  12.74     4,142,009        0.48          6.46        111
       (0.76)         11.25   7.02     4,087,553        0.48          7.03         62
       (1.01)         11.26   0.33     4,338,939        0.48          6.62        103
       (0.92)         12.22   7.90     4,625,015        0.48          6.49        121
--------------------------------------------------------------------------------------

      ($0.61)       $ 11.57   7.93%   $  556,252        0.51%         4.15%        93%
       (0.73)         11.32  13.45       278,657        0.50          6.19         89
       (0.73)         10.67   6.48       279,141        0.49          6.99         43
       (0.89)         10.74  (0.57)      384,893        0.48          6.20        106
       (0.78)         11.69   9.23       443,923        0.50          6.19         92
--------------------------------------------------------------------------------------

      ($0.72)       $  4.41 (12.33%)  $  366,956        0.59%        10.13%        79%
       (0.94)          5.75 (16.27)      583,110        0.57         11.44         67
       (0.92)          7.86  (0.22)      848,507        0.56         10.50         55
       (0.98)          8.77   8.81       937,482        0.49          9.61         45
       (1.08)          8.99  (1.17)      703,110        0.50          8.74         75
--------------------------------------------------------------------------------------

      ($0.48)       $ 10.71   8.12%   $   63,912        0.54%         3.73%        61%
       (0.56)         10.37  13.42        50,814        0.54          5.62         59
       (0.58)          9.67   5.84        37,686        0.54          6.95         76
       (0.98)          9.77   0.64        50,513        0.49          6.20         97
       (0.66)         10.68   8.57       116,891        0.52          5.84        131
--------------------------------------------------------------------------------------

           --       $  9.88  10.27%   $   94,474        0.60%         3.44%        38%
      ($0.24)          8.96   3.63        77,363        0.55          3.31         71
       (0.44)          8.88  (8.23)      112,456        0.56          3.76         91
       (0.56)         10.12  (0.93)      125,981        0.52          3.68         64
       (0.45)         10.75  10.38       150,313        0.52          4.59         75
--------------------------------------------------------------------------------------

                                 Net Gains
       Net Asset                 or Losses                   Dividend      Capital Gain
        Value-      Net        on Securities  Total from   Distributions   Distributions
       Beginning Investment    (realized and  Investment  (net investment  (realized net
       of Period   Income       unrealized)   Activities      income)         gains)
-------------------------------------------------------------------------------------------
    Limited Duration Portfolio (Commencement of Institutional Class Operations 3/31/92)
2002..    $10.59      $0.39            $0.14       $0.53           ($0.43)            --
2001..     10.17       0.59             0.42        1.01            (0.59)            --
2000..     10.18       0.60            (0.03)       0.57            (0.58)            --
1999..     10.54       0.68            (0.31)       0.37            (0.73)            --
1998..     10.49       0.59             0.03        0.62            (0.57)            --
-------------------------------------------------------------------------------------------
           Municipal Portfolio (Commencement of Institutional Class Operations 10/1/92)
2002..    $12.14      $0.47            $0.39       $0.86           ($0.51)            --
2001..     11.43       0.48             0.72        1.20            (0.49)            --
2000..     11.39       0.62             0.10        0.72            (0.62)        ($0.06)
1999..     11.96       0.55            (0.53)       0.02            (0.59)            --
1998..     11.64       0.54             0.28        0.82            (0.50)            --
-------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio (Commencement of Institutional Class Operations 9/29/87)
2002..    $11.15      $0.44+++         $0.42       $0.86           ($0.55)            --
2001..     10.46       0.65+++          0.73        1.38            (0.69)            --
2000..     10.55       0.71+++         (0.12)       0.59            (0.68)            --
1999..     11.40       0.71            (0.83)      (0.12)           (0.52)        ($0.21)
1998..     11.27       0.73             0.32        1.05            (0.79)         (0.13)
-------------------------------------------------------------------------------------------
           Balanced Portfolio (Commencement of Institutional Class Operations 12/31/92)
2002..    $10.60      $0.25+++        ($1.75)     ($1.50)          ($0.32)            --
2001..     13.37       0.35+++         (2.07)      (1.72)           (0.38)        ($0.67)
2000..     13.83       0.44+++          1.45        1.89            (0.46)         (1.89)
1999..     13.46       0.45+++          1.71        2.16            (0.43)         (1.36)
1998..     15.30       0.48+++         (0.11)       0.37            (0.49)         (1.72)
-------------------------------------------------------------------------------------------
   Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
2002..    $ 8.87      $0.19+++        ($1.56)     ($1.37)          ($0.30)            --
2001..     11.62       0.33            (2.24)      (1.91)           (0.09)        ($0.75)
2000..     12.43       0.36             0.60        0.96            (0.41)         (1.36)
1999..     11.74       0.37             1.62        1.99            (0.34)         (0.96)
1998..     13.64       0.38+++         (0.45)      (0.07)           (0.34)         (1.49)

  Institutional Class Prospectus

  January 31, 2003


                                     Net Assets-  Ratio of       Ratio of
                Net Asset              End of     Expenses      Net Income  Portfolio
    Total        Value-      Total     Period    to Average     to Average  Turnover
Distributions End of Period  Return  (thousands) Net Assets+    Net Assets    Rate
      ($0.43)        $10.69   5.13%     $429,937        0.44%         3.45%        72%
       (0.59)         10.59  10.23       224,358        0.43          5.67         59
       (0.58)         10.17   6.37       177,776        0.42          6.61         57
       (0.73)         10.18   3.61       161,538        0.41          6.16        102
       (0.57)         10.54   6.13       252,711        0.42          5.89        107
      ($0.51)        $12.49   7.27%     $245,257        0.50%++       3.70%        72%
       (0.49)         12.14  10.69       164,504        0.51++        4.03         70
       (0.68)         11.43   6.66       115,217        0.51++        5.51         82
       (0.59)         11.39   0.11       121,917        0.51++        4.72         88
       (0.50)         11.96   7.20        82,282        0.52++        4.58        140
--------------------------------------------------------------------------------------

      ($0.55)        $11.46   7.98%     $310,546        0.50%++       3.89%        86%
       (0.69)         11.15  13.68       195,467        0.51          6.04         86
       (0.68)         10.46   5.88       181,884        0.51++        6.86         51
       (0.73)         10.55  (1.12)      189,860        0.51          6.09        115
       (0.92)         11.40   9.83        76,042        0.51++        6.32        145
      ($0.32)        $ 8.78 (14.60%)    $250,796        0.59%         2.37%       133%
       (1.05)         10.60 (13.51)      397,666        0.58          2.98        157
       (2.35)         13.37  14.75       505,078        0.58          3.29        162
       (1.79)         13.83  16.99       341,886        0.58          3.21        111
       (2.21)         13.46   2.85       382,339        0.59          3.36        100
      ($0.30)        $ 7.20 (15.84%)    $ 34,146        0.78%++       2.13%       105%
       (0.84)          8.87 (17.23)      122,912        0.79++        3.02        149
       (1.77)         11.62   7.74       143,434        0.78++        2.93        152
       (1.30)         12.43  17.71       152,862        0.78++        2.86        101
       (1.83)         11.74  (0.46)      165,039        0.78++        2.98        107

Notes to the Financial Highlights

  * Annualized
 ** Not annualized.
### For International Fixed Income Portfolio and Multi-Asset-Class Portfolio represents distributions in excess of net investment income of 0.27 and 0.02, respectively, and distributions in excess of net realized gains of
    0.13 and 0.75, respectively.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

          ------------------------------------------------------------
                    Ratio of Expenses to Average Net Assets
          ------------------------------------------------------------
                              Portfolio  1998  1999  2000  2001  2002

          Equity........................ 0.59% 0.60% 0.61% 0.62% 0.66%
          ------------------------------------------------------------
          U.S. Mid Cap Core............. 0.88  0.86  0.85  0.85  0.89
          ------------------------------------------------------------
          Mid Cap Growth................ 0.60  0.60  0.61  0.60  0.64
          ------------------------------------------------------------
          U.S. Small Cap Core........... 0.86  0.86  0.85  0.86  0.89
          ------------------------------------------------------------
          Small Cap Growth.............. 1.15* 1.15  1.12  1.12  1.15
          ------------------------------------------------------------
          Strategic Small Value.........   --    --  1.15* 1.15  1.15
          ------------------------------------------------------------
          Value......................... 0.59  0.62  0.60  0.61  0.64
          ------------------------------------------------------------
          Cash Reserves................. 0.32  0.32  0.32  0.32  0.32
          ------------------------------------------------------------
          Core Plus Fixed Income........ 0.47  0.47  0.47  0.47  0.50
          ------------------------------------------------------------
          Investment Grade Fixed Income. 0.49  0.47  0.48  0.50  0.51
          ------------------------------------------------------------
          High Yield.................... 0.48  0.48  0.55  0.56  0.58
          ------------------------------------------------------------
          Intermediate Duration......... 0.51  0.48  0.53  0.54  0.53
          ------------------------------------------------------------
          International Fixed Income.... 0.52  0.52  0.55  0.55  0.60
          ------------------------------------------------------------
          Limited Duration.............. 0.41  0.41  0.41  0.43  0.44
          ------------------------------------------------------------
          Municipal..................... 0.50  0.50  0.50  0.50  0.50
          ------------------------------------------------------------
          U.S. Core Fixed Income........ 0.50  0.49  0.50  0.50  0.50
          ------------------------------------------------------------
          Balanced...................... 0.57  0.57  0.57  0.57  0.59
          ------------------------------------------------------------
          Multi-Asset-Class............. 0.78  0.78  0.78  0.78  0.78
          ------------------------------------------------------------

++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended September 30, the voluntarily waived and/or reimbursed expenses totaled the below listed amounts.

         ---------------------------------------------------------------------------------
                                        Voluntarily waived and/or reimbursed expenses for:
         ---------------------------------------------------------------------------------
                             Portfolio   1998      1999       2000      2001      2002
         Small Cap Growth.............. 3.67%*     0.15%       --         --      0.05%
         ---------------------------------------------------------------------------------
         Strategic Small Value.........   --         --      4.23%*     1.85%     0.94
         ---------------------------------------------------------------------------------
         Cash Reserves................. 0.05       0.04      0.05       0.06      0.07
         ---------------------------------------------------------------------------------
         Municipal..................... 0.04       0.09      0.01       0.01      0.02
         ---------------------------------------------------------------------------------
         Multi-Asset-Class............. 0.04       0.02      0.03       0.04      0.13
         ---------------------------------------------------------------------------------
         U.S. Core Fixed Income........ 0.01         --      0.01         --      0.03
         ---------------------------------------------------------------------------------

+++ Per share amounts for the year are based on average shares outstanding.
  . Amount is less than $0.01.
 .. Amount is less than 0.01%.

Where to find Additional Information

   In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2003, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

   The Fund publishes annual and semi-annual reports ("Shareholder Reports") that contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

   You may obtain the SAI and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

   Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

Morgan Stanley Institutional Fund Trust
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2881.

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im. [LOGO] Morgan Stanley

[MORGAN STANLEY LOGO]

2003 ANNUAL REPORT

SEPTEMBER 30, 2003


MORGAN STANLEY INSTITUTIONAL FUND TRUST


ADVISORY PORTFOLIOS

ADVISORY FOREIGN FIXED INCOME
ADVISORY FOREIGN FIXED INCOME II
ADVISORY MORTGAGE

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                       2
INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS
ADVISORY PORTFOLIOS:
Advisory Foreign Fixed Income                              3
Advisory Foreign Fixed Income II                           6
Advisory Mortgage                                          9

STATEMENTS OF OPERATIONS                                  14
STATEMENTS OF CHANGES IN NET ASSETS                       15
STATEMENT OF CASH FLOWS                                   16
FINANCIAL HIGHLIGHTS                                      17
NOTES TO FINANCIAL STATEMENTS                             20
INDEPENDENT AUDITOR'S REPORT                              26
FEDERAL INCOME TAX INFORMATION                            27
TRUSTEE AND OFFICER INFORMATION                           28


This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money.

2003 ANNUAL REPORT

September 30, 2003

SHAREHOLDER'S LETTER


Dear Shareholders:


We are pleased to present to you the Fund's Annual Report for the fiscal year ended September 30, 2003. Our Fund currently consists of 19 portfolios, providing investors with a broad array of equity, fixed-income, and balanced portfolios. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).


Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

October 2003

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

The Advisory Foreign Fixed Income Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in fixed income securities of government and corporate issuers in countries other than the U.S., including both investment grade and high yield securities rated B or higher (commonly referred to as "junk bonds"). The Portfolio may invest, to a limited degree, in issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities, otherwise known as "junk bonds", represent a much greater risk of default and tend to be more volatile than higher rated bonds.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio had a total return of 1.88%.

FACTORS AFFECTING PERFORMANCE

Most U.S. and international market rates declined during the one-year period, and the dollar's value declined versus major currencies.

As this Portfolio is a special vehicle fund used solely as a part of our clients' broader Morgan Stanley-managed fixed income strategy, formal evaluation of the Portfolio's return in isolation versus a benchmark is an inappropriate measure of its success.

MANAGEMENT STRATEGIES

Beginning in calendar year 2003, the Portfolio's strategy has involved a focus on selected euro-zone corporate bonds along with holdings of sovereign issues for diversification purposes.

To minimize exposure to changes in the value of the U.S. dollar, the Portfolio's currency exposure remains hedged to the U.S. dollar.

[CHART]

 COMPARISION OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

           ADVISORY FOREIGN                  CITIGROUP BROAD
        FIXED INCOME PORTFOLIO -             INVESTMENT GRADE
          INSTITUTIONAL CLASS                     INDEX
**          5,000,000                           5,000,000
     95     5,605,800                           5,721,810
     96     6,529,210                           6,004,340
     97     7,448,480                           6,587,860
     98     8,207,180                           7,343,340
     99     8,442,880                           7,323,450
     00     8,937,480                           7,829,710
     01     9,931,430                           8,850,610
     02    10,897,800                           9,593,340
     03    11,102,500                          10,119,500

* Minimum Investment
** Commenced operations on October 7, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE CITIGROUP BROAD INVESTMENT GRADE INDEX(1)

                                                   TOTAL RETURNS(2)
                                              -------------------------
                                                       AVERAGE ANNUAL
                                                     ------------------
                                                ONE    FIVE       SINCE
                                               YEAR   YEARS   INCEPTION
-----------------------------------------------------------------------
Portfolio -- Institutional Class(3)            1.88%   6.23%      9.29%
Index -- Institutional Class                   5.49    6.62       8.17

(1)  The Citigroup Broad Investment Grade Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 7, 1994.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

                                                                 FACE
                                                               AMOUNT        VALUE
                                                                (000)        (000)
----------------------------------------------------------------------------------
FIXED INCOME SECURITIES (42.7%)
DANISH KRONE (0.3%)
Kingdom of Denmark
  5.00%, 8/15/05                                     DKK        2,500   $      411
----------------------------------------------------------------------------------
EURO (42.1%)
BAT International Finance plc
  4.875%, 2/25/09                                    EUR       10,120       11,950
DEPFA Deutsche Pfandbriefbank AG
  5.00%, 2/3/05                                                   340          411
France Telecom S.A
  7.00%, 12/23/09                                               5,500        7,362
Government of France
  5.00%, 7/12/05                                               27,500       33,599
Government of France O.A.T
  5.50%, 4/25/04                                                1,700        2,021
Kingdom of Belgium
  7.25%, 4/29/04                                                  330          396
Kingdom of Spain
  3.25%, 1/31/05                                                  355          421
Netherlands Government
  7.25%, 10/1/04                                                1,700        2,083
Olivetti Finance N.V.
  5.875%, 1/24/08                                               5,925        7,412
Republic of Austria
  3.40%, 10/20/04                                                 350          414
Treuhandanstalt
  7.50%, 9/9/04                                                   330          404
----------------------------------------------------------------------------------
                                                                            66,473
==================================================================================
SWEDISH KRONA (0.3%)
Swedish Government
  6.00%, 2/9/05                                      SEK        3,150          423
----------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $66,322)                              67,307
==================================================================================
SHORT-TERM INVESTMENTS (57.5%)
REPURCHASE AGREEMENT (6.8%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                               $(f)10,740       10,740
----------------------------------------------------------------------------------
U.S. TREASURY SECURITY (50.7%)
U.S. Treasury Bills
  0.80%, 10/2/03                                               80,000       79,996
----------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $90,738)                               90,736
==================================================================================
TOTAL INVESTMENTS (100.2%) (COST $157,060)                                 158,043
==================================================================================

                                                               AMOUNT       AMOUNT
                                                                (000)        (000)
----------------------------------------------------------------------------------
OTHER ASSETS (53.2%)
  Cash                                               $         79,997
  Interest Receivable                                           1,582
  Due from Broker                                               1,308
  Receivable for Investments Sold                                 977
  Other                                                             8   $   83,872
----------------------------------------------------------------------------------
LIABILITIES (-53.4%)
  Payable for Investments Purchased                           (79,996)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                                (3,240)
  Foreign Cash Overdraft Payable                                 (977)
  Payable for Administrative Fees                                 (14)
  Payable for Trustees' Fees and Expenses                         (10)
  Payable for Custodian Fees                                       (1)
  Other Liabilities                                               (12)     (84,250)
----------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $  157,665
==================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $  157,177
Undistributed (Distributions in Excess of)
  Net Investment Income                                                      1,962
Accumulated Net Realized Gain (Loss)                                            16
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                        983
  Foreign Currency Exchange Contracts and
    Translations                                                            (3,193)
  Futures Contracts                                                            720
----------------------------------------------------------------------------------
NET ASSETS                                                              $  157,665
==================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 47,909,243 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                       $     3.29
==================================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                 NET
  CURRENCY                              IN                    UNREALIZED
     TO                              EXCHANGE                APPRECIATION
   DELIVER      VALUE   SETTLEMENT      FOR       VALUE     (DEPRECIATION)
   (000)        (000)      DATE        (000)      (000)          (000)
--------------------------------------------------------------------------
EUR    4,660  $  5,433   10/24/03   US$  5,270  $  5,270   $          (163)
EUR   40,791    47,557   10/24/03   US$ 45,256    45,256            (2,301)
EUR   13,754    16,036   10/24/03   US$ 15,260    15,260              (776)
              --------                          --------   ---------------
              $ 69,026                          $ 65,786   $        (3,240)
              ========                          ========   ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                 NET
                                                              UNREALIZED
                         NUMBER                              APPRECIATION
                           OF        VALUE     EXPIRATION   (DEPRECIATION)
                       CONTRACTS     (000)        DATE           (000)
--------------------------------------------------------------------------
SHORT:
Euro Schatz 2 yr.
  (Germany)            585         $  72,596     Dec-03     $          720
                                                            ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

The Advisory Foreign Fixed Income II Portfolio seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. The securities held in the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio had a total return of 1.96%.

FACTORS AFFECTING PERFORMANCE

Most U.S. and international market rates declined during the one-year period, and the dollar's value declined versus major currencies.

As this Portfolio is a special vehicle fund used solely as a part of our clients' broader Morgan Stanley-managed fixed income strategy, formal evaluation of the Portfolio's return in isolation versus a benchmark is an inappropriate measure of its success.

MANAGEMENT STRATEGIES

Beginning in calendar year 2003, the Portfolio's strategy has involved a focus on selected euro-zone corporate bonds along with holdings of sovereign issues for diversification purposes.

To minimize exposure to changes in the value of the U.S. dollar, the Portfolio's currency exposure remains hedged to the U.S. dollar.

[CHART]

 COMPARISION OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

          ADVISORY FOREIGN
           FIXED INCOME II          CITIGROUP
             PORTFOLIO -         BROAD INVESTMENT
         INSTITUTIONAL CLASS       GRADE INDEX
**           5,000,000               5,000,000
     00      5,090,000               5,16,7230
     01      5,605,520               5,840,970
     02      6,281,900               6,331,140
     03      6,405,000               6,678,500

* Minimum Investment
** Commenced operations on June 20, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE CITIGROUP BROAD INVESTMENT GRADE INDEX(1)

                                                         TOTAL RETURNS(2)
                                                        -------------------
                                                                   AVERAGE
                                                                    ANNUAL
                                                          ONE        SINCE
                                                         YEAR    INCEPTION
---------------------------------------------------------------------------
Portfolio -- Institutional Class(3)                     1.96%        7.85%
Index -- Institutional Class                            5.49         9.23

(1)  The Citigroup Broad Investment Grade Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on June 20, 2000.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

STATEMENT OF NET ASSETS

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

                                                                 FACE
                                                               AMOUNT        VALUE
                                                                (000)        (000)
----------------------------------------------------------------------------------
FIXED INCOME SECURITIES (43.4%)
EURO (43.0%)
BAT International Finance plc
  4.88%, 2/25/09                                     EUR        1,755   $    2,072
DEPFA Deutsche Pfandbriefbank AG
  5.00%, 2/3/05                                                    80           97
France Telecom S.A.
  7.00%, 12/23/09                                                 930        1,245
Government of France
  5.00%, 7/12/05                                                4,500        5,498
Government of France O.A.T.
  5.50%, 4/25/04                                                  430          511
Kingdom of Belgium
  7.25%, 4/29/04                                                   75           90
Kingdom of Spain
  3.25%, 1/31/05                                                   85          101
Netherlands Government
  7.25%, 10/1/04                                                  420          515
Olivetti Finance N.V.
  5.88%, 1/24/08                                                1,000        1,251
Republic of Austria
  3.40%, 10/20/04                                                  80           94
Treuhandanstalt
  7.50%, 9/9/04                                                    75           92
----------------------------------------------------------------------------------
                                                                            11,566
==================================================================================
SWEDISH KRONA (0.4%)
Swedish Government
  6.00%, 2/9/05                                      SEK          750          101
----------------------------------------------------------------------------------
  TOTAL FIXED INCOME SECURITIES (COST $11,428)                              11,667
==================================================================================
SHORT-TERM INVESTMENTS (56.4%)
REPURCHASE AGREEMENT (4.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                               $(f) 1,152        1,152
----------------------------------------------------------------------------------
U.S. TREASURY SECURITY (52.1%)
U.S. Treasury Bills
  0.80%, 10/2/03                                               14,000       13,999
----------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $15,152)                               15,151
==================================================================================
TOTAL INVESTMENTS (99.8%) (COST $26,580)                                    26,818
==================================================================================

                                                               AMOUNT       AMOUNT
                                                                (000)        (000)
----------------------------------------------------------------------------------
OTHER ASSETS (62.5%)
  Cash                                                     $   14,000
  Receivable for Investments Sold                               2,092
  Due from Broker                                                 384
  Interest Receivable                                             303
  Receivable from Investment Adviser                               15
  Other                                                             1   $   16,795
----------------------------------------------------------------------------------
LIABILITIES (-62.3%)
  Payable for Investments Purchased                           (13,999)
  Foreign Cash Overdraft Payable                               (2,092)
  Net Unrealized Depreciation on Foreign Currency
    Exchange Contracts                                           (617)
  Payable for Administrative Fees                                  (5)
  Payable for Trustees' Fees and Expenses                          (1)
  Payable for Custodian Fees                                       (1)
  Other Liabilities                                               (24)     (16,739)
----------------------------------------------------------------------------------
NET ASSETS (100%)                                                       $   26,874
==================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                         $   26,798
Undistributed (Distributions in Excess of)
  Net Investment Income                                                        316
Accumulated Net Realized Gain (Loss)                                             3
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                        238
  Foreign Currency Exchange Contracts and Translations                        (606)
  Futures Contracts                                                            125
----------------------------------------------------------------------------------
NET ASSETS                                                              $   26,874
==================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,311,241 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                       $    11.63
==================================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                 NET
  CURRENCY                              IN                    UNREALIZED
     TO                              EXCHANGE                APPRECIATION
   DELIVER      VALUE   SETTLEMENT      FOR       VALUE     (DEPRECIATION)
    (000)       (000)      DATE        (000)      (000)          (000)
--------------------------------------------------------------------------
EUR    1,105  $  1,288   10/24/03   US$  1,249  $  1,249     $      (39)
EUR    6,776     7,900   10/24/03   US$  7,518     7,518           (382)
EUR    3,948     4,603   10/24/03   US$  4,380     4,380           (223)
US$    1,809     1,809   10/24/03   EUR  1,575     1,836             27
              --------                          --------     ----------
              $ 15,600                          $ 14,983     $     (617)
              ========                          ========     ==========

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                               NET
                                                           UNREALIZED
                         NUMBER                           APPRECIATION
                           OF       VALUE    EXPIRATION  (DEPRECIATION)
                       CONTRACTS    (000)       DATE          (000)
----------------------------------------------------------------------
SHORT:
Euro Schatz 2 yr.
  (Germany)               102      $ 12,658    Dec-03        $     125
                                                             =========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

ADVISORY MORTGAGE PORTFOLIO

The Advisory Mortgage Portfolio seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in investment grade mortgage securities of the U.S. Government and private issuers, and in mortgage derivatives. The Portfolio also invests in other U.S. Government securities and investment grade fixed income securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of seven years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio had a total return of 4.42%.

FACTORS AFFECTING PERFORMANCE

U.S. market rates and yield spreads were quite volatile during the one-year period. U.S. Treasury securities yields declined sharply through mid-June 2003 before rising over the balance of the period. Mortgage spreads experienced little net change despite a significant degree of interim volatility.

As this Portfolio is a special vehicle fund used solely as a part of our clients' broader Morgan Stanley-managed fixed-income strategy, formal evaluation of the Portfolio's return in isolation versus a benchmark is an inappropriate measure of its success.

MANAGEMENT STRATEGIES

As has been the case for most of the past year, the Portfolio's strategy involved a focus on higher-coupon mortgage-backeds and interest-only (IO) securities from higher-coupon collateral.

The Portfolio also maintained exposure to commercial mortgage-backed securities ("CMBS") via total return swaps (receive CMBS total return, pay floating rates) with highly-rated counterparties.

To minimize exposure to generic liquidity yield spreads - which remain quite low
- the Portfolio continued to pay fixed rates and receive floating rates on interest-rate swaps with highly-rated counterparties.

[CHART]

 COMPARISION OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

          ADVISORY MORTGAGE
             PORTFOLIO -            LEHMAN
         INSTITUTIONAL CLASS    MORTGAGE INDEX
**           5,000,000              5,000,000
     95      5,302,000              5,320,000
     96      5,649,000              5,628,000
     97      6,272,000              6,193,000
     98      6,922,000              6,728,000
     99      6,900,000              6,880,000
     00      7,367,000              7,391,000
     01      8,347,000              8,303,000
     02      9,055,000              8,915,000
     03      9,454,500              9,227,000

* Minimum Investment
** Commenced operations on April 12, 1995.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LEHMAN MORTGAGE INDEX(1)

                                                   TOTAL RETURNS(2)
                                              -------------------------
                                                       AVERAGE ANNUAL
                                                     ------------------
                                               ONE     FIVE       SINCE
                                              YEAR    YEARS   INCEPTION
-----------------------------------------------------------------------
Portfolio -- Institutional Class(3)           4.42%    6.44%      7.81%
Index -- Institutional Class                  3.50     6.52       7.50

(1)  The Lehman Mortgage Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 12, 1995.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS

ADVISORY MORTGAGE PORTFOLIO

                                                             FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (154.5%)
AGENCY ADJUSTABLE RATE MORTGAGES (2.1%)
Government National Mortgage Association,
  Adjustable Rate Mortgages:
    4.375%, 5/20/24 - 2/20/28                        $     75,371   $     77,179
    5.625%, 10/20/25 - 12/20/27                            22,564         23,484
    5.75%, 7/20/25 - 9/20/27                               15,894         16,238
--------------------------------------------------------------------------------
                                                                         116,901
================================================================================
AGENCY FIXED RATE MORTGAGES (127.6%)
Federal Home Loan Mortgage Corporation,
  Conventional Pools:
    6.75%, 12/1/05                                            @--            @--
    7.00%, 10/26/29                                             1              1
    8.00%, 3/1/07 - 9/1/08                                    133            141
    8.25%, 10/1/06 - 7/1/08                                   141            149
    8.75%, 4/1/08                                              31             33
    9.00%, 10/1/16                                            109            121
    9.50%, 10/1/16 - 3/1/20                                 3,250          3,627
    10.00%, 1/1/09 - 12/1/20                                7,120          7,957
    10.25%, 1/1/09 - 12/1/11                                   40             44
    10.50%, 11/1/08 - 12/1/20                               4,043          4,529
    11.00%, 2/1/11 - 9/1/20                                 2,214          2,495
    11.25%, 6/1/10 - 12/1/15                                   19             22
    11.50%, 1/1/07 - 9/1/19                                 1,320          1,491
    11.75%, 3/1/11 - 4/1/15                                    86             98
    12.00%, 10/1/09 - 7/1/20                                1,350          1,540
    12.50%, 10/1/09 - 6/1/15                                  185            211
    13.00%, 9/1/10 - 11/1/13                                   14             16
    13.50%, 2/1/10                                              5              6
  Gold Pools:
    6.50%, 1/1/24 - 2/1/33                                400,805        418,528
    7.00%, 12/1/26 - 11/1/32                               93,007         98,194
    7.50%, 2/1/23 - 1/1/33                                214,952        229,950
    8.00%, 5/1/20 - 12/1/31                                77,604         83,532
    8.50%, 10/1/10 - 7/1/31                               204,554        219,973
    9.00%, 10/1/17 - 1/1/31                                14,011         15,275
    9.50%, 11/1/16 - 12/1/22                                4,046          4,512
    10.00%, 6/1/17 - 4/1/25                                 3,292          3,683
    10.50%, 6/1/11 - 3/1/21                                 1,032          1,164
    11.00%, 7/1/17 - 9/1/20                                   864            970
    11.50%, 8/1/15 - 6/1/20                                   360            408
    12.00%, 8/1/14 - 6/1/20                                 1,132          1,280
    12.50%, 7/1/19                                             28             32
  October TBA
    5.00%, 10/15/18                                     (i)94,500         96,744
    6.00%, 10/15/31                                    (i)196,050        202,544
    6.50%, 10/15/49                                  (i)1,151,975      1,202,733
  November TBA
    6.00%, 11/15/31                                    (i)186,500        192,153
Federal National Mortgage Association,
  Conventional Pools:
    7.00%, 2/1/05 - 2/1/33                                679,130        718,760
    7.50%, 7/1/16 - 9/1/32                                483,932        516,475
    8.00%, 3/1/07 - 4/1/33                                421,672        369,865
    8.50%, 10/1/05 - 4/1/32                          $    259,376   $    279,514
    9.00%, 6/1/18 - 4/1/26                                  3,676          4,089
    9.50%, 7/1/16 - 4/1/30                                 22,517         25,099
    10.00%, 9/1/10 - 9/1/26                                20,307         22,779
    10.50%, 5/1/06 - 6/1/27                                 6,886          7,759
    10.75%, 10/1/11                                            36             41
    11.00%, 10/1/13 - 7/1/25                                2,122          2,402
    11.25%, 1/1/11 - 1/1/16                                    96            109
    11.50%, 2/1/11 - 8/1/25                                 2,699          3,059
    12.00%, 9/1/10 - 8/1/20                                 1,449          1,649
    12.50%, 1/1/10 - 9/1/15                                 1,171          1,348
  October TBA
    4.50%, 10/25/18                                    (i)190,000        191,544
    5.00%, 10/25/18 - 10/25/33                         (i)695,550        700,024
    5.50%, 10/25/18 - 10/25/33                         (i)472,125        484,874
    6.00%, 10/25/33                                     (i)43,000         44,371
  November TBA
    5.50%, 11/25/33                                    (i)307,875        312,974
    6.00%, 11/25/33                                    (i)292,000        300,486
    6.50%, 11/25/33                                    (i)207,450        215,943
Government National Mortgage Association,
  Various Pools:
    8.50%, 7/15/08 - 3/15/20                                5,513          6,085
    9.00%, 11/15/16 - 11/15/24                             30,811         34,185
    9.50%, 7/15/09 - 10/15/24                              69,925         77,554
    10.00%, 10/15/09 - 2/15/26                            102,217        115,287
    10.50%, 6/15/12 - 4/15/25                              21,657         24,597
    11.00%, 12/15/09 - 4/15/21                             29,446         33,441
    11.50%, 3/15/10 - 11/15/19                              1,852          2,107
    12.00%, 11/15/12 - 5/15/16                              3,517          4,032
    12.50%, 5/15/10 - 7/15/15                                 206            238
    13.00%, 1/15/11 - 10/15/13                                 62             73
    13.50%, 5/15/10 - 9/15/14                                  84             98
--------------------------------------------------------------------------------
                                                                       7,295,017
================================================================================
ASSET BACKED CORPORATES (2.4%)
Asset Securitization Corp.
    6.50%, 2/14/43                                             10             10
Chase Funding Mortgage Loan
    2.005%, 2/25/17                                        13,794         13,815
CitiFinancial Mortgage Securities, Inc.
    1.94%, 1/25/33                                      (g)27,232         27,271
DaimlerChrysler Auto Trust
    7.23%, 1/6/05                                           1,202          1,217
Harley-Davidson Eaglemark Motorcycle Trust
    3.02%, 9/15/06                                         28,204         28,369
    6.28%, 5/15/05                                            171            172
Lehman ABS Manufactured Housing Contract
    3.01%, 3/15/10                                          9,677          9,710
MBNA Master Credit Card Trust
    1.23%, 2/15/07                                            400            400
Nissan Auto Receivables Owner Trust
    3.58%, 9/15/05                                            200            202
West Penn Funding LLC Transition Bonds
    6.63%, 12/26/05                                         1,038          1,051

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

ADVISORY MORTGAGE PORTFOLIO

                                                            FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
ASSET BACKED CORPORATES (CONT'D)
Whole Auto Loan Trust
    1.88%, 6/15/05                                   $     54,072   $     54,186
--------------------------------------------------------------------------------
                                                                         136,403
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -
  AGENCY COLLATERAL SERIES (6.3%)
Federal Home Loan Mortgage Corporation,
    9.50%, 7/15/21                                          1,228          1,242
    Inv Fl IO
    1.50%, 6/17/27                                          4,051            123
    5.437%, 12/15/23                                       17,561            783
    6.38%, 1/15/29                                          3,086            250
    6.89%, 6/15/28                                         25,718          2,014
    7.237%, 10/15/22                                        3,546            361
    7.29%, 12/15/27                                        21,111          1,123
    7.39%, 9/15/30                                         12,028          1,059
    19.495%, 9/15/07                                        1,385            282
    23.888%, 3/15/24                                       35,507         10,645
    41.625%, 11/15/07                                         200             90
    Inv Fl IO PAC
    7.304%, 2/15/08                                         2,246            157
    Inv Fl IO REMIC
    6.38%, 8/15/30                                            121              9
    6.875%, 10/15/08                                        3,153            241
    Inv Fl IO REMIC PAC
    8.475%, 3/15/08                                         1,500            125
    IO
    5.50%, 7/15/30 - 8/15/30                               26,439          2,919
    6.50%, 3/15/33 - 5/15/33                                6,026            839
    7.00%, 4/1/30 - 3/1/32                                 25,119          3,396
    7.50%, 4/1/28 - 8/15/30                                12,690          1,887
    8.00%, 10/15/12 - 7/1/31                               40,310          6,586
    IO PAC
    1.00%, 2/15/27                                         18,341            354
    7.00%, 9/15/27                                            240             28
    IO REMIC
    10.00%, 5/1/20 - 6/1/20                                   352             54
    PAC
    8.55%, 1/15/21                                            134            134
    9.60%, 4/15/20                                            329            328
    9.90%, 10/15/19                                         1,668          1,671
    10.00%, 5/15/20                                         1,091          1,093
    REMIC
    1.625%, 9/15/07                                           959            961
    REMIC PAC
    9.50%, 4/15/20                                            394            395
    10.00%, 6/15/20                                           772            774
Federal National Mortgage Association
    1.525%, 12/25/08                                        2,413          2,419
    2.115%, 10/25/42                                       47,011         46,976
    2.25%, 7/25/42                                         36,840         36,850
    3.25%, 6/25/33                                         44,059         44,424
    4.50%, 5/25/42                                            184            184
    4.75%, 2/25/17                                          2,850          2,871
    7.00%, 9/25/32 - 5/25/33                              116,151         56,120
    Inv Fl IO
    6.304%, 10/25/07                                 $      3,500   $        207
    6.44%, 2/17/31                                            190             20
    6.875%, 7/25/22 - 7/18/27                               4,176            308
    6.88%, 12/25/27                                         2,448            131
    7.08%, 10/25/28                                        17,130          1,511
    7.09%, 12/25/28                                        12,905          1,240
    7.38%, 7/25/30                                            990             88
    7.39%, 8/25/30 - 11/18/30                              20,621          1,768
    7.43%, 10/18/30                                         1,827            158
    7.49%, 10/25/29                                         4,650            358
    Inv Fl IO PAC
    17.442%, 1/25/23                                        3,971            944
    Inv Fl IO REMIC
    57.475%, 9/25/20                                          457            811
    73.125%, 9/25/22                                          646            803
    Inv Fl IO REMIC
    16,210.70%, 9/25/22                                         5          1,385
    IO
    5.00%, 9/25/11                                          8,277            279
    6.00%, 11/25/32 - 8/25/33                             335,341         59,402
    6.50%, 7/1/31 - 5/25/33                                99,371         12,615
    7.00%, 3/1/32 - 4/25/33                                29,067          4,217
    7.50%, 4/1/27 - 1/1/32                                  6,377            975
    8.00%, 2/1/23 - 12/25/30                               42,143          6,923
    8.50%, 10/1/24 - 10/1/25                               17,427          2,711
    9.00%, 11/1/26                                          9,451          1,471
    9.50%, 9/1/18                                               4              1
    IO PAC
    7.50%, 10/18/26                                           943             12
    8.00%, 8/18/27 - 9/18/27                               17,822          2,831
    IO REMIC PAC
    8.00%, 8/18/27                                          4,955            769
    PAC
    8.50%, 9/25/20                                            180            201
    8.60%, 12/25/04                                            58             59
    8.75%, 11/25/19                                            21             23
Government National Mortgage Association,
    Inv Fl IO
    6.875%, 9/16/27 - 4/16/29                              65,788          6,251
    7.04%, 5/20/31                                         14,084          1,472
    7.27%, 12/16/29                                         2,709            330
    7.48%, 8/16/29                                         62,346          7,015
    IO
    5.50%, 10/20/23 - 9/20/24                              27,054          1,675
Kidder Peabody Mortgage Assets Trust, IO
    9.50%, 4/22/18                                             48             11
Lehman Structured Securities Corp., IO
    7.00%, 10/26/29                                    (e)129,656         12,966
--------------------------------------------------------------------------------
                                                                         361,708
================================================================================
MORTGAGE - OTHER (0.1%)
American Express Co.
    9.625%, 12/1/12                                           121            121

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

ADVISORY MORTGAGE PORTFOLIO

                                                            FACE
                                                           AMOUNT          VALUE
                                                            (000)          (000)
--------------------------------------------------------------------------------
MORTGAGE - OTHER (CONT'D)
American Housing Trust
    9.125%, 4/25/21                                  $      2,143   $      2,245
    9.553%, 9/25/20                                         1,857          1,855
California Federal Savings & Loan Association
    8.80%, 1/1/14                                               7              7
First Federal Savings & Loan Association
    8.75%, 6/1/06                                             321            321
Gemsco Mortgage Pass Through Certficate
    8.701%, 11/25/10                                          119            119
Household Bank
    7.809%, 7/1/08                                             18             18
Ryland Acceptance Corp. IV
    6.65%, 7/1/11                                           1,723          1,785
--------------------------------------------------------------------------------
                                                                           6,471
================================================================================
U.S. TREASURY SECURITIES (16.0%)
U.S. Treasury Strips
    IO
    4.99%, 5/15/19                                         30,000         13,515
    5.085%, 2/15/20                                       382,600        164,568
    5.146%, 5/15/20                                       181,250         76,466
    5.166%, 8/15/20                                        68,300         28,396
    5.179%, 2/15/21                                        74,950         30,258
    5.185%, 5/15/21                                       598,800        237,383
    5.219%, 11/15/21                                      185,825         71,632
    5.272%, 11/15/22                                       63,900         23,067
    5.284%, 8/15/22                                        18,300          6,695
U.S. Treasury Strips
    PO
    5.163%, 5/15/21                                       522,650        208,623
    5.207%, 11/15/21                                      135,800         52,441
--------------------------------------------------------------------------------
                                                                         913,044
================================================================================
    TOTAL FIXED INCOME SECURITIES (COST $8,869,738)                    8,829,544
================================================================================
STRUCTURED INVESTMENT (0.0%)
Morgan Guaranty Trust Co., 11/20/05; monthly
    payments equal to 1% per annum of the
    outstanding notional balance indexed to
    GNMA ARM pools 1.00%, 11/20/05
    (COST $6,752)                                          36,067            362
================================================================================

                                                           SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (1.4%)
MORTGAGE - OTHER (1.4%)
Home Ownership Funding Corp., 13.331%
    (COST $75,400)                                     (e)151,800         81,189
--------------------------------------------------------------------------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.8%)
COMMERCIAL PAPER (6.7%)
American Express Credit Corp.
    1.03%, 10/3/03                                   $     40,000         39,997
Bristol Myers Squibb Co.
    1.03%, 10/6/03                                      (e)40,000         39,993
Dupont
    1.03%, 10/22/03                                  $     30,000   $     29,980
Gannett Co.
    1.00%, 10/2/03                                         40,000         39,997
General Reinsurance Corp.
    1.01%, 10/22/03                                        33,000         32,980
Johnson & Johnson
    1.02%, 11/4/03                                         30,000         29,970
Merck & Co., Inc.
    1.02%, 10/27/03                                        40,000         39,968
Pfizer, Inc.
    1.02%, 11/3/03                                      (e)40,000         39,961
Rabobank USA Finance Corp.
    1.01%, 10/1/03                                         30,000         29,999
Svenska Handelsbanken
    1.06%, 12/8/03                                         27,400         27,345
Toyota Motor Credit Corp.
    1.04%, 10/10/03                                        35,000         34,990
--------------------------------------------------------------------------------
                                                                         385,180
================================================================================
REPURCHASE AGREEMENT (4.5%)
J.P. Morgan Securities, Inc., 0.80%,
    dated 9/30/03, due 10/1/03                         (f)254,492        254,492
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.6%)
U.S. Treasury Bills
    0.94%, 1/15/04                                      (j)10,000          9,972
    1.00%, 3/25/04                                      (j)25,000         24,879
--------------------------------------------------------------------------------
                                                                          34,851
================================================================================
    TOTAL SHORT-TERM INVESTMENTS (COST $674,536)                         674,523
================================================================================
TOTAL INVESTMENTS (167.7%) (COST $9,626,426)                           9,585,618
================================================================================

                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
OTHER ASSETS (28.8%)
    Cash                                                   18,868
    Receivable for Forward Commitments                  1,461,691
    Due from Broker                                       129,093
    Interest Receivable                                    29,520
    Receivable for Investments Sold                         9,287
    Receivable from Investment Adviser                        729
    Other                                                     256      1,649,444
--------------------------------------------------------------------------------
LIABILITIES (-96.5%)
    Payable for Forward Commitments                    (5,346,971)
    Net Unrealized Depreciation on Swap
      Agreements                                         (105,935)
    Payable for Investments Purchased                     (34,242)
    Interest Payable for Swap Agreements                  (30,230)
    Payable for Administrative Fees                          (451)
    Payable for Trustees' Fees and Expenses                  (446)
    Payable for Custodian Fees                                (37)
    Other Liabilities                                        (228)    (5,518,540)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $  5,716,522
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

ADVISORY MORTGAGE PORTFOLIO

                                                                         AMOUNT
                                                                          (000)
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                    $  5,966,256
Undistributed (Distributions in Excess of)
    Net Investment Income                                                59,491
Accumulated Net Realized Gain (Loss)                                   (173,786)
Unrealized Appreciation (Depreciation) on:
    Investment Securities                                               (40,808)
    Futures Contracts                                                    11,304
    Swap Agreements                                                    (105,935)
-------------------------------------------------------------------------------
NET ASSETS                                                         $  5,716,522
===============================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 565,229,657 outstanding shares
    of beneficial interest (unlimited
    authorization, no par value)                                   $      10.11
===============================================================================

(e)     144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2003. Maturity date disclosed is the ultimate maturity date.
(i)     Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
@       Value/Face Amount is less than $500.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO      Interest Only
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     To be announced

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                 NET
                                                              UNREALIZED
                         NUMBER                              APPRECIATION
                           OF        VALUE     EXPIRATION   (DEPRECIATION)
                       CONTRACTS     (000)        DATE           (000)
--------------------------------------------------------------------------
LONG:
  U.S. Treasury
    10 yr. Note          1,423     $ 163,111     Dec-03     $      4,778
  U.S. Treasury
    Long Bond            2,970       333,104     Dec-03           14,945

SHORT:
  U.S. Treasury
    5 yr. Note           1,393       158,062     Dec-03           (4,816)
  Euro--Dollar
    Short Bond             393        97,135     Dec-03           (1,666)
  Euro--Dollar
    Short Bond             393        97,105     Mar-04           (1,937)
                                                            ------------
                                                            $     11,304
                                                            ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                           ADVISORY      ADVISORY
                                                                            FOREIGN       FOREIGN
                                                                              FIXED         FIXED      ADVISORY
                                                                             INCOME     INCOME II      MORTGAGE
                                                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                              (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                                $       --    $       --    $    5,484
Interest                                                                      1,129           231       160,576
---------------------------------------------------------------------------------------------------------------
Total Investment Income                                                       1,129           231       166,060
---------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                         211            39        24,818
Administrative Fee                                                               71            25         5,902
Custodian Fee                                                                    19             8           609
Shareholder Reporting Fee                                                         1            --           137
Professional Fees                                                                19            47           190
Trustees' Fees and Expenses                                                      --            --           295
Other Expenses                                                                   19            15           488
---------------------------------------------------------------------------------------------------------------
Total Expenses                                                                  340           134        32,439
---------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                           (25)           (7)          (64)
Waiver of Investment Advisory Fees                                             (211)          (39)      (24,818)
Expenses Reimbursed by Adviser                                                   (9)          (73)       (2,192)
Expense Offset                                                                  (10)           --           (71)
---------------------------------------------------------------------------------------------------------------
Net Expenses                                                                     85            15         5,294
---------------------------------------------------------------------------------------------------------------
Net Investment Income                                                         1,044           216       160,766
---------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                 17             3       231,914
Foreign Currency Transactions                                                 1,971           341            --
Futures Contracts                                                              (797)         (140)       11,612
Swap Agreements                                                                  --            --      (130,978)
---------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                      1,191           204       112,548
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                     898           209      (126,915)
Foreign Currency Translations                                                (3,225)         (616)           --
Futures Contracts                                                               720           125       (26,969)
Swap Agreements                                                                  --            --       176,087
Short Sales                                                                      --            --           577
---------------------------------------------------------------------------------------------------------------
Net Change in Unrealized Appreciation (Depreciation)                         (1,607)         (282)       22,780
---------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                  (416)          (78)      135,328
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $      628    $      138    $  296,094
===============================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                   ADVISORY FOREIGN            ADVISORY FOREIGN
                                                     FIXED INCOME                FIXED INCOME II          ADVISORY MORTGAGE
                                                       PORTFOLIO                   PORTFOLIO                   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                      2003          2002          2003          2002          2003         2002
                                                      (000)         (000)         (000)         (000)         (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $     1,044   $     7,483   $       216   $     2,144   $   160,766  $   312,585
  Net Realized Gain (Loss)                           1,191        19,287           204         5,319       112,548      561,881
  Net Change in Unrealized Appreciation
    (Depreciation)                                  (1,607)       (4,023)         (282)       (1,267)       22,780     (276,252)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                          628        22,747           138         6,196       296,094      598,214
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                               (735)       (8,518)          (67)       (2,936)     (334,458)    (518,033)
  Net Realized Gain                                 (1,275)           --            --            --      (386,871)          --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                               (2,010)       (8,518)          (67)       (2,936)     (721,329)    (518,033)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                       160,585         5,120        30,358         2,086       833,304    2,209,949
  Distributions Reinvested                           1,845         7,266            54         2,235       656,642      421,712
  Redeemed                                         (12,096)     (233,459)       (5,790)      (63,410)   (2,382,589)  (3,641,011)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Capital Share
    Transactions                                   150,334      (221,073)       24,622       (59,089)     (892,643)  (1,009,350)
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets          148,952      (206,844)       24,693       (55,829)   (1,317,878)    (929,169)
NET ASSETS:
  Beginning of Period                                8,713       215,557         2,181        58,010     7,034,400    7,963,569
-------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                  $   157,665   $     8,713   $    26,874   $     2,181   $ 5,716,522  $ 7,034,400
===============================================================================================================================
  Undistributed (distributions in excess
    of) net investment income included in
    end of period net assets                   $     1,962   $       483   $       316   $       (34)  $    59,491  $    45,914
===============================================================================================================================
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                               48,996         1,284         2,619           191        79,367      208,426
    Shares Issued on Distributions
      Reinvested                                       555         1,830             5           206        64,655       39,915
    Shares Redeemed                                 (3,730)      (55,334)         (501)       (5,522)     (233,653)    (342,820)
-------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional
      Class Shares Outstanding                      45,821       (52,220)        2,123        (5,125)      (89,631)     (94,479)
===============================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2003

                                                                                       ADVISORY
                                                                                       MORTGAGE
                                                                                      PORTFOLIO
                                                                                          (000)
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Proceeds from Sales and Maturities of Investments                                 $  16,333,843
Purchases of Investments                                                            (13,303,519)
Net (Increase) Decrease in Short-Term Investments                                      (213,788)
Net Realized Gain (Loss) on Futures Contracts                                            11,612
Net Realized Gain (Loss) on Swap Agreements                                            (130,978)
Net Investment Income                                                                   160,766
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net (Increase) Decrease in Receivables Related to Operations                            (14,320)
Net Increase (Decrease) in Payables Related to Operations                                30,158
Accretion/Amortization of Discounts and Premiums                                            891
-----------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                             2,874,665
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Portfolio Shares Sold                                                     833,304
Payment on Portfolio Shares Redeemed                                                 (2,420,886)
Proceeds from Sales of Forward Commitments                                           54,493,259
Purchases of Forward Commitments                                                    (55,721,056)
Cash Dividends and Distributions Paid                                                   (64,687)
-----------------------------------------------------------------------------------------------
Net Cash Used in Financing Activities                                                (2,880,066)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                                          (5,401)
CASH AT BEGINNING OF PERIOD                                                              24,269
-----------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                             $      18,868
-----------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

FINANCIAL HIGHLIGHTS

ADVISORY FOREIGN FIXED INCOME PORTFOLIO

                                                                                        INSTITUTIONAL CLASS
                                                          ------------------------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $       4.17   $       3.97   $       3.71   $       3.85   $      10.18
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income                                           0.06+          0.18+          0.19+          0.18+          0.19+
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                   0.01           0.19           0.21           0.03             --
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.07           0.37           0.40           0.21           0.19
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.34)         (0.17)         (0.14)         (0.35)         (5.52)
  Net Realized Gain                                              (0.61)            --             --             --          (1.00)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (0.95)         (0.17)         (0.14)         (0.35)         (6.52)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $       3.29   $       4.17   $       3.97   $       3.71   $       3.85
==================================================================================================================================
TOTAL RETURN                                                      1.88%          9.73%         11.12%          5.86%          2.87%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    157,665   $      8,713   $    215,557   $      9,052   $     14,322
Ratio of Expenses to Average Net Assets (1)                       0.22%          0.15%          0.14%          0.16%          0.15%
Ratio of Net Investment Income to Average
  Net Assets (1)                                                  1.86%          4.51%          5.02%          4.87%          4.24%
Portfolio Turnover Rate                                             13%            54%            10%             0%             0%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE  NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                            0.54%          0.49%          0.50%          0.72%          0.53%
        Net Investment Income to Average Net Assets               1.47%          4.14%          4.65%          4.30%          3.85%
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                               0.15%          0.12%          0.13%          0.15%          0.14%
----------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

ADVISORY FOREIGN FIXED INCOME II PORTFOLIO

                                                                                     INSTITUTIONAL CLASS
                                                          ------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,                     PERIOD FROM
                                                          --------------------------------------------    JUNE 20, 2000** TO
SELECTED PER SHARE DATA AND RATIOS                                2003            2002            2001    SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      11.60    $      10.92    $      10.18      $      10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income                                           0.24+           0.48+           0.50+             0.14+
  Net Realized and Unrealized Gain (Loss)
    on Investments                                               (0.01)           0.79            0.51              0.04
----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.23            1.27            1.01              0.18
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.20)          (0.59)          (0.27)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      11.63    $      11.60    $      10.92      $      10.18
============================================================================================================================
TOTAL RETURN                                                      1.96%          12.07%          10.13%             1.80%++
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $     26,874    $      2,181    $     58,010      $      1,806
Ratio of Expenses to Average Net Assets (1)                       0.22%           0.16%           0.16%             0.15%*
Ratio of Net Investment Income to Average
  Net Assets (1)                                                  2.08%           4.51%           4.80%             5.09%*
Portfolio Turnover Rate                                             50%             59%              4%                0%++
----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed by
        Adviser:
        Expenses to Average Net Assets                            1.23%           0.57%           0.58%             3.17%*
        Net Investment Income to Average Net Assets               1.00%           4.09%           4.37%             2.07%*
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund
        of Filing Fees                                            0.15%           0.15%           0.15%             0.15%*
----------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.
++    Not Annualized
*     Annualized
**    Commencement of Operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

FINANCIAL HIGHLIGHTS

ADVISORY MORTGAGE PORTFOLIO

                                                                                        INSTITUTIONAL CLASS
                                                          ------------------------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                2003           2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $      10.74   $      10.63   $      10.00   $      10.03   $      10.86
----------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income                                           0.25+          0.46           0.62           0.72           0.66
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                   0.20           0.41           0.66          (0.08)         (0.69)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              0.45           0.87           1.28           0.64          (0.03)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          (0.51)         (0.76)         (0.65)         (0.67)         (0.58)
  Net Realized Gain                                              (0.57)            --             --             --          (0.22)
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          (1.08)         (0.76)         (0.65)         (0.67)         (0.80)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $      10.11   $      10.74   $      10.63   $      10.00   $      10.03
==================================================================================================================================
TOTAL RETURN                                                      4.42%          8.49%         13.30%          6.76%         (0.32)%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $  5,716,522   $  7,034,400   $  7,963,569   $  7,019,170   $  8,463,568
Ratio of Expenses to Average Net Assets (1)                       0.08%          0.09%          0.09%          0.09%          0.09%
Ratio of Net Investment Income to Average
  Net Assets (1)                                                  2.43%          4.24%          6.01%          7.19%          6.62%
Portfolio Turnover Rate                                            120%           112%           134%            49%            94%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS
      TO AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                            0.49%          0.48%          0.47%          0.46%          0.47%
        Net Investment Income to Average Net Assets               2.02%          3.84%          5.62%          6.81%          6.23%
      Reduction in Ratio of Expense/Increase in
        Ratio of Net Investment Income to
        Average Net Assets due to Expense Offsets and
        Refund of Filing Fees                                     0.08%          0.08%          0.08%          0.08%          0.08%
----------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2003, the Fund was comprised of nineteen active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios (each referred to as a "Portfolio") only. For the purposes of the 1940 Act, Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios are considered non-diversified funds; Advisory Mortgage Portfolio is considered a diversified fund. The financial statements of the remaining portfolios are presented separately.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Trustees, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. FUTURES: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. "Due from (to) Broker" includes initial margin and variation margin, as stated in the Statement of Net Assets.

   Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

   Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4. SECURITIES SOLD SHORT: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

   generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. SWAP AGREEMENTS: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in "Due from (to) Broker" on the Statement of Net Assets. The following summarizes swaps entered into by the Portfolios:

   CREDIT DEFAULT SWAPS: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

   TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

   Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default.

6. STRUCTURED INVESTMENTS: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7. DELAYED DELIVERY COMMITMENTS: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

8. FOREIGN CURRENCY TRANSLATION AND FOREIGN CURRENCY EXCHANGE CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

   A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   At September 30, 2003, the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolio's net assets included foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the component of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation and regulation of foreign securities markets and the possibility of political or economic instability.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

   Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio pays Morgan Stanley Investments LP ("MSI LP" or "the Adviser"), wholly-owned by an indirect subsidiary of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate of 0.375% of the Portfolio's average daily net assets for the quarter.

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios if annual operating expenses exceed 0.15%, 0.15% and 0.08% of average daily net assets of the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios, respectively.

Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the Advisory Foreign Fixed Income Portfolio and the Advisory Foreign Fixed Income II Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of these Portfolios, makes certain day-to-day investment decisions for these Portfolios and places certain of the Portfolios' purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from these Portfolios.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Agreement, MSI LP receives an annual fee accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. ("JPMIS"), a corporate affiliate of JPMorgan Chase Bank, serves as Transfer Agent to the Fund and provides fund accounting and other

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offset" on the Statements of Operations.

F. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                            PURCHASES          SALES
PORTFOLIO                                        (000)          (000)
---------------------------------------------------------------------
Advisory Foreign Fixed Income           $      62,563   $      3,415
Advisory Foreign Fixed Income II               12.547          2,769
Advisory Mortgage                          10,292,063     13,688,072

   For the year ended September 30, 2003, purchases and sales of long-term U.S. government securities were:

                                            PURCHASES          SALES
PORTFOLIO                                        (000)          (000)
---------------------------------------------------------------------
Advisory Mortgage                       $   2,962,779   $   2,074,437

2. SWAP AGREEMENTS. At September 30, 2003, the Advisory Mortgage Portfolio had the following open Interest Rate and Total Return Swap Agreements:

                                                                                                                      NET UNREALIZED
                          NOTIONAL                                                                                     APPRECIATION
             TERMINATION   AMOUNT                                                                                     (DEPRECIATION)
COUNTERPARTY     DATE       (000)  TYPE                PAY                       RECEIVE                                  (000)
------------------------------------------------------------------------------------------------------------------------------------
Bank of
  America       11/28/03 $  34,635 TRS  3 month LIBOR less 60 basis pointsIndex Return(1)                                 $   1,759
                12/31/03    34,535 TRS  4 month LIBOR                     Index Return(1)                                     1,754
                 1/30/04    32,000 TRS  3 month LIBOR less 50 basis pointsIndex Return(1)                                     1,935
                 2/27/04    55,475 TRS  3 month LIBOR less 50 basis pointsIndex Return(1)                                     2,817
                 9/30/04   295,900 IRS  fixed rate of 2.3932%             3 month LIBOR                                      (3,373)
                 9/28/12    64,300 IRS  fixed rate of 4.4685%             3 month LIBOR                                      (1,266)
Citigroup       10/31/03    60,800 TRS  3 month LIBOR less 35 basis pointsIndex Return(2)                                    (1,077)
                 1/31/04    75,000 TRS  3 month LIBOR less 48 basis pointsIndex Return(2)                                     4,407
                 3/19/12   413,050 IRS  fixed rate of 6.0428%             3 month LIBOR                                     (57,996)
                 6/28/12    19,675 IRS  fixed rate of 5.2133%             3 month LIBOR                                      (1,539)
                 8/16/12    31,140 IRS  fixed rate of 4.55%               3 month LIBOR                                        (840)
                 5/15/19    30,000 ZCS  at maturity                       compounded 3 month LIBOR less 4.2 basis points         (4)
                 2/15/20    25,875 ZCS  at maturity                       compounded 3 month LIBOR less 3.1 basis points        582
                 2/15/20    25,875 ZCS  at maturity                       compounded 3 month LIBOR less 2.75 basis points       562
                 2/15/20    92,000 ZCS  at maturity                       compounded 3 month LIBOR less 4.14 basis points     1,493
                 2/15/20   142,850 ZCS  at maturity                       compounded 3 month LIBOR less 4.882 basis
                                                                            points                                            2,087
                 5/15/20    74,550 ZCS  at maturity                       compounded 3 month LIBOR less 6 basis points          636
                 5/15/20    73,725 ZCS  at maturity                       compounded 3 month LIBOR less 3.1 basis points        513
                 8/15/20    18,300 ZCS  at maturity                       compounded 3 month LIBOR less 7.25 basis points        12
                 8/15/20    50,000 ZCS  at maturity                       compounded 3 month LIBOR less 6.25 basis points        --
                 5/15/21    39,800 ZCS  at maturity                       compounded 3 month LIBOR less 7.5 basis points       (454)
                 5/15/21    39,800 ZCS  at maturity                       compounded 3 month LIBOR less 7.5 basis points       (402)
                 5/15/21    15,500 ZCS  at maturity                       compounded 3 month LIBOR less 7.5 basis points       (218)
                 5/15/21   119,875 ZCS  at maturity                       compounded 3 month LIBOR less 3.75 basis points       642
                 5/15/21    63,800 ZCS  at maturity                       compounded 3 month LIBOR less 4.5 basis points        679
                 5/15/21    63,900 ZCS  at maturity                       compounded 3 month LIBOR less 3 basis points        2,636
                 5/15/21    27,250 ZCS  at maturity                       compounded 3 month LIBOR less 4.5 basis points      1,428
                11/15/21    63,800 ZCS  at maturity                       compounded 3 month LIBOR less 4.25 basis points       238
                11/15/21    26,275 ZCS  at maturity                       compounded 3 month LIBOR less 3.7 basis points          4

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                                                                                                                     NET UNREALIZED
                        NOTIONAL                                                                                      APPRECIATION
             TERMINATION AMOUNT                                                                                      (DEPRECIATION)
COUNTERPARTY    DATE     (000)  TYPE               PAY                                     RECEIVE                        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Citigroup     11/15/21 $  63,800 ZCS  at maturity                       compounded 3 month LIBOR less 4.5 basis points $       207
Credit Suisse
  First
  Boston       5/15/21   289,000 ZCS  at maturity                       compounded 3 month LIBOR                            (1,010)
               5/15/21   199,125 ZCS  at maturity                       compounded 3 month LIBOR                                95
               5/15/21   199,500 ZCS  at maturity                       compounded 3 month LIBOR                             1,581
               5/15/21    63,900 ZCS  at maturity                       compounded 3 month LIBOR                             1,388
Goldman Sachs  6/27/12   167,850 IRS  fixed rate of 5.3776%             3 month LIBOR                                      (15,199)
               6/28/12   338,000 IRS  fixed rate of 5.2506%             3 month LIBOR                                      (27,385)
               7/18/13    56,450 IRS  fixed rate of 4.369%              3 month LIBOR                                         (147)
               2/15/20    66,500 ZCS  at maturity                       compounded 3 month LIBOR                               807
               2/15/20    29,500 ZCS  at maturity                       compounded 3 month LIBOR                               357
               5/15/20    32,975 ZCS  at maturity                       compounded 3 month LIBOR                               643
               2/15/21    27,850 ZCS  at maturity                       compounded 3 month LIBOR                                87
               2/15/21    47,100 ZCS  at maturity                       compounded 3 month LIBOR                               (11)
              11/15/21    56,100 ZCS  at maturity                       compounded 3 month LIBOR                               489
              11/15/21   111,650 ZCS  at maturity                       compounded 3 month LIBOR                                41
               8/15/22    18,300 ZCS  at maturity                       compounded 3 month LIBOR                               (89)
              11/15/22    63,900 ZCS  at maturity                       compounded 3 month LIBOR                             2,304
                4/5/32    90,125 IRS  fixed rate of 6.3291%             3 month LIBOR                                      (15,411)
               4/26/32    94,800 IRS  fixed rate of 6.1586%             3 month LIBOR                                      (13,766)
Merrill Lynch 10/31/03    37,500 TRS  3 month LIBOR less 30 basis pointsIndex Return(2)                                      2,203
               7/18/33    25,000 IRS  fixed rate of 5.2392%             3 month LIBOR                                         (134)
                                                                                                                       ------------
                                                                                                                       $  (105,935)
                                                                                                                       ============

 (1) Receive if positive (pay if negative), the total rate of return on the Banc of America Securities LLC AAA 10-year Commercial Mortgage-Backed Securities Daily Index.
 (2) Receive if positive (pay if negative), the total rate of return on the Commercial Mortgage-Backed Securities AAA Custom Index.
 IRS  -- Interest Rate Swap
 TRS  -- Total Return Swap
 ZCS  -- Zero Coupon Interest Rate Swap

G. FEDERAL INCOME TAXES: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Foreign Fixed Income and Advisory Foreign Fixed Income II Portfolios and monthly for the Advisory Mortgage Portfolio. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 were as follows:

                               2003 DISTRIBUTIONS         2002 DISTRIBUTIONS
                                    PAID FROM:                PAID FROM:
                             -----------------------    ----------------------
                              ORDINARY     LONG-TERM    ORDINARY     LONG-TERM
                                INCOME  CAPITAL GAIN      INCOME  CAPITAL GAIN
PORTFOLIO                        (000)         (000)       (000)         (000)
------------------------------------------------------------------------------
Advisory Foreign
   Fixed Income              $   1,929  $         81    $  8,518  $         --
Advisory Foreign
   Fixed Income II                  67            --       8,702             2
Advisory Mortgage              655,237        66,092     518,033            --

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to a portion of certain redemptions being treated as taxable dividends and/or capital gain distributions, and differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post-October Losses. Permanent differences are generally due to gain (loss) on in-kind redemptions and foreign currency transactions.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                   UNDISTRIBUTED
                                                                 ORDINARY INCOME
PORTFOLIO                                                                  (000)
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income                                      $          17
Advisory Foreign Fixed Income II                                               3
Advisory Mortgage                                                         70,171

At September 30, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                              NET
                                                                     APPRECIATION
                               COST  APPRECIATION   DEPRECIATION   (DEPRECIATION)
PORTFOLIO                     (000)         (000)          (000)            (000)
---------------------------------------------------------------------------------
Advisory Foreign
  Fixed Income          $  157,060   $      1,415   $       (432)  $          983
Advisory Foreign
  Fixed Income II           26,580            301            (63)             238
Advisory Mortgage        9,628,523        136,276       (179,181)         (42,905)

At September 30, 2003, the Advisory Mortgage Portfolio had available for Federal income tax purposes unused capital losses of approximately $18,149,000 which will expire on September 30, 2011.

To the extent that capital loss carryover is used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2003, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2002 and September 30, 2003 up to the following amounts:

                                                          POST-OCTOBER
                                                --------------------------------
                                                CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                           (000)             (000)
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income                     $       --        $     703
Advisory Foreign Fixed Income II                          --               81
Advisory Mortgage                                     85,977               --

For the fiscal year ended September 30, 2003, the following Portfolio realized gains from in-kind redemptions:

                                                                        NET GAIN
PORTFOLIO                                                                  (000)
--------------------------------------------------------------------------------
Advisory Mortgage                                                       $    516

H. REFUND OF FILING FEES. Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $337,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Refund of Filing Fees".

I. OTHER. At September 30, 2003, the Advisory Foreign Fixed Income and the Advisory Foreign Fixed Income II Portfolios each had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolios. The aggregate percentage of such owners was 22% and 47%, respectively.

J. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED). On June 5, 2003, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Trustees, effective July 31, 2003:

                                                             VOTES IN       VOTES
                                                             FAVOR OF     AGAINST
                                                         ------------------------
Michael Bozic                                            905,751,024   3,948,484
Charles A. Fiumefreddo                                   905,751,256   3,948,252
Edwin J. Garn                                            905,235,651   4,463,857
Wayne E. Hedien                                          905,751,024   3,948,484
James F. Higgins                                         905,751,256   3,948,252
Dr. Manuel H. Johnson                                    905,751,256   3,948,252
Philip J. Purcell                                        905,684,325   4,015,183

Also effective July 31, 2003, in connection with a reconstitution of the Fund's Board of Trustees, John D. Barret II, Thomas P. Gerrity, Gerard E. Jones, Vincent R. McLean, C. Oscar Morong, Jr., William G. Morton, Jr., Ronald E. Robison, and Mitchell M. Merin have resigned from the Board of Trustees.

2003 ANNUAL REPORT

September 30, 2003

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Institutional Fund Trust


We have audited the accompanying statements of net assets of the Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio and Advisory Mortgage Portfolio (the "Funds") (three of the portfolios constituting Morgan Stanley Institutional Fund Trust) as of September 30, 2003, and the related statements of operations for the year then ended, the statement of cash flows for the Advisory Mortgage Portfolio for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended September 30, 1999 were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned three Funds of Morgan Stanley Institutional Fund Trust at September 30, 2003, the results of their operations for the year then ended, the cash flows for the Advisory Mortgage Portfolio for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
November 14, 2003

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

Each applicable Portfolio hereby designates the following amount as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                                                       LONG-TERM
                                                                  CAPITAL GAIN -
                                                                             20%
        PORTFOLIO                                                          (000)
        ------------------------------------------------------------------------
        Advisory Foreign Fixed Income                                  $      81
        Advisory Mortgage                                                 66,158

For the year ended September 30, 2003, the Advisory Foreign Fixed Income, and the Advisory Mortgage Portfolio earned 1.20% and 13.8% of income from direct U.S. Treasury Obligations, respectively.

* The information and distributions reported in this notice may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Amounts for the calendar year ending December 31, 2003 will be provided with Form 1099-DIV to be mailed on or before January 31, 2004.

2003 ANNUAL REPORT

September 30, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


INDEPENDENT TRUSTEES:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITION(S)     TERM OF OFFICE                                FUND COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                      REGISTRANT      TIME SERVED*    DURING PAST 5 YEARS           TRUSTEE**      HELD BY TRUSTEE
---------------------------  --------------  --------------  ----------------------------  -------------  --------------------------
Michael Bozic (62)           Trustee         Trustee since   Retired; Director or Trustee  211            Director of Weirton Steel
1 Trimont Lane                               2003            of the Retail Funds and the                  Corporation.
Apartment 1000A                                              TCW/DW Term Trust 2003 and
Pittsburgh, PA 15211                                         the Institutional Funds;
                                                             formerly Vice Chairman of
                                                             Kmart Corporation, Chairman
                                                             and Chief Executive Officer
                                                             of Levitz Furniture
                                                             Corporation and President
                                                             and Chief Executive Officer
                                                             of Hills Department Stores;
                                                             formerly variously Chairman,
                                                             Chief Executive Officer,
                                                             President and Chief
                                                             Operating Officer of the
                                                             Sears Merchandise Group of
                                                             Sears, Roebuck & Co.

Edwin J. Garn (70)           Trustee         Trustee since   Director or Trustee of the    211            Director of Franklin
Summit Ventures LLC                          2003            Retail Funds and the TCW/ DW                 Covey (time management
One Utah Center                                              Term Trust 2003 and the                      systems), BMW Bank of
201 South Main Street                                        Institutional Funds; member                  North America, Inc.
Salt Lake City, UT 84111                                     of the Utah Regional                         (industrial loan
                                                             Advisory Board of Pacific                    corporation), United
                                                             Corp.; formerly, United                      Space Alliance (joint
                                                             States Senator (R-Utah) and                  venture between Lockheed
                                                             Chairman, Senate Banking                     Martin and The Boeing
                                                             Committee, Mayor of Salt                     Company) and Nuskin Asia
                                                             Lake City, Utah, Astronaut,                  Pacific (multilevel
                                                             Space Shuttle Discovery and                  marketing); member of
                                                             Vice Chairman, Huntsman                      the board of various
                                                             Corporation (chemical                        civic and charitable
                                                             company).                                    organizations.

Wayne E. Hedien (69)         Trustee         Trustee since   Retired; Director or Trustee  211            Director of the PMI
WEH Associates                               2003            of the Retail Funds and                      Group Inc. (private
5750 Old Orchard Road                                        TCW/DW Term Trust 2003 and                   mortgage insurance);
Suite 530                                                    the Institutional Funds;                     Trustee and Vice
Skokie, IL 60077                                             formerly associated with the                 Chairman of the Field
                                                             Allstate Companies, most                     Museum of Natural
                                                             recently as Chairman of The                  History; director of
                                                             Allstate Corporation and                     various other business
                                                             Chairman and Chief Executive                 and charitable
                                                             Officer of its wholly-owned                  organizations.
                                                             subsidiary, Allstate
                                                             Insurance Company.

Dr. Manuel H. Johnson (54)   Trustee         Trustee since   Chairman of the Audit         211            Director of NVR, Inc.
Johnson Smick Group, Inc.                    2003            Committee and Director or                    (home construction);
2099 Pennsylvania Avenue,                                    Trustee of the Retail Funds                  Chairman and Trustee of
NW Suite 950                                                 and TCW/DW Term Trust 2003                   the Financial Accounting
Washington, D.C. 20006                                       and the Institutional Funds;                 Foundation (oversight
                                                             Senior Partner, Johnson                      organization of the
                                                             Smick International, Inc.                    Financial Accounting
                                                             (consulting firm);                           Standards Board);
                                                             Co-Chairman and a founder of                 Director of RBS
                                                             the Group of Seven Council                   Greenwich Capital
                                                             (G7C), an international                      Holdings (financial
                                                             economic commission;                         holdings company).
                                                             formerly, Vice Chairman of
                                                             the Board of Governors of
                                                             the Federal Reserve System
                                                             and Assistant Secretary of
                                                             the U.S. Treasury.

Joseph J. Kearns (61)        Trustee         Trustee since   Deputy Chairman of the Audit  212            Director of Electro Rent
Kearns & Associates LLC                      1994            Committee and Director or                    Corporation (equipment
PMB754                                                       Trustee of the Retail Funds                  leasing), The Ford
23852 Pacific Coast Highway                                  and TCW/DW Term Trust 2003                   Family Foundation and
Malibu, CA 90265                                             and the Institutional Funds;                 the UCLA Foundation.
                                                             previously Chairman of the
                                                             Audit Committee of the
                                                             Institutional Funds;
                                                             President, Kearns &
                                                             Associates LLC (investment
                                                             consulting); formerly, CFO
                                                             of The J. Paul Getty Trust.

Michael Nugent (67)          Trustee         Trustee since   Chairman of the Insurance     211            Director of various
Triumph Capital, L.P.                        2001            Committee and Director or                    business organizations.
445 Park Avenue, 10th Floor                                  Trustee of the Retail Funds
New York, NY 10022                                           and TCW/DW Term Trust 2003
                                                             and the Institutional Funds;
                                                             General Partner of Triumph
                                                             Capital, L.P., (private
                                                             investment partnership);
                                                             formerly, Vice President,
                                                             Bankers Trust Company and BT
                                                             Capital Corporation.

Fergus Reid (71)             Trustee         Trustee since   Director or Trustee of the    212            Trustee and Director of
Lumelite Plastics                            2001            Retail Funds and TCW/DW Term                 certain investment
85 Charles Coleman Blvd.                                     Trust 2003 and the                           companies in the
Pawling, NY 12564                                            Institutional Funds;                         JPMorgan Funds complex
                                                             Chairman of Lumelite                         managed by JP Morgan
                                                             Plastics Corporation.                        Investment Management
                                                                                                          Inc.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


INTERESTED TRUSTEES:

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                             POSITION(S)     TERM OF OFFICE                                FUND COMPLEX
NAME, AGE AND ADDRESS OF     HELD WITH       AND LENGTH OF   PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                      REGISTRANT      TIME SERVED*    DURING PAST 5 YEARS           TRUSTEE**      HELD BY TRUSTEE
---------------------------  --------------  --------------  ----------------------------  -------------  --------------------------
Charles A. Fiumefreddo (70)  Chairman and    Chairman and    Chairman and Director or      211            None
Morgan Stanley Funds         Trustee         Trustee since   Trustee of the Retail Funds
Harborside Financial Center                  2003            and TCW/DW Term Trust 2003
Plaza Two 3rd Floor                                          and the Institutional Funds;
Jersey City, NJ 07311                                        formerly, Chief Executive
                                                             Officer of the Retail Funds
                                                             and TCW/DW Term Trust 2003.

James F. Higgins (55)        Trustee         Trustee since   Director or Trustee of the    211            Director of AXA
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                 Financial, Inc. and The
Harborside Financial Center                                  Trust 2003 and the                           Equitable Life Assurance
Plaza Two 2nd Floor                                          Institutional Funds; Senior                  Society of the United
Jersey City, NJ 07311                                        Advisor of Morgan Stanley;                   States (financial
                                                             Director of Morgan Stanley                   services).
                                                             Distributors Inc. and Dean
                                                             Witter Realty Inc.;
                                                             previously President and
                                                             Chief Operating Officer of
                                                             the Private Client Group of
                                                             Morgan Stanley and President
                                                             and Chief Operating Officer
                                                             of Individual Securities of
                                                             Morgan Stanley.

Philip J. Purcell (60)       Trustee         Trustee since   Director or Trustee of the    211            Director of American
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                 Airlines, Inc. and its
1585 Broadway 39th Floor                                     Trust 2003 and the                           parent company, AMR
New York, NY 10036                                           Institutional Funds;                         Corporation.
                                                             Chairman of the Board of
                                                             Directors and Chief
                                                             Executive Officer of Morgan
                                                             Stanley and Morgan Stanley
                                                             DW Inc.; Director of Morgan
                                                             Stanley Distributors Inc.;
                                                             Chairman of the Board of
                                                             Directors and Chief
                                                             Executive Officer of Novus
                                                             Credit Services Inc.;
                                                             Director and/or officer of
                                                             various Morgan Stanley
                                                             subsidiaries.

----------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investments LP ("MSI") that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. ("MSIM"), Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2003 ANNUAL REPORT

September 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


OFFICERS:

                                                               TERM OF OFFICE
                                             POSITION(S) HELD  AND LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT   TIME SERVED*     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------  ---------------  --------------------------------------------------
Mitchell M. Merin (50)                       President         President        President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                      since 2003       Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                          Director and Chief Executive Officer of Morgan
New York, NY 10020                                                              Stanley Investment Advisors, Inc. and Morgan
                                                                                Stanley Services Company Inc.; Chairman, Chief
                                                                                Executive Officer and Director of Morgan Stanley
                                                                                Distributors Inc.; Chairman and Director of Morgan
                                                                                Stanley Trust; Director of various Morgan Stanley
                                                                                subsidiaries; President of Morgan Stanley
                                                                                Investments LP; President of the Institutional
                                                                                Funds and President of the Retail Funds and TCW/DW
                                                                                Term Trust 2003; Trustee and President of the Van
                                                                                Kampen Closed-End funds; Trustee and President of
                                                                                the Van Kampen Open-End funds.

Ronald E. Robison (64)                       Executive Vice    Executive        Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.    President and     Vice             Director of Morgan Stanley Investment Management
1221 Avenue of the Americas 34th Floor       Principal         President        Inc.; Managing Director of Morgan Stanley & Co.
New York, NY 10020                           Executive         and              Incorporated; Managing Director of Morgan Stanley;
                                             Officer           Principal        Managing Director, Chief Administrative Officer
                                                               Executive        and Director of Morgan Stanley Investment Advisors
                                                               Officer          Inc. and Morgan Stanley Services Company Inc.;
                                                               since            Chief Executive Officer and Director of Morgan
                                                               2003             Stanley Trust; Executive Vice President and
                                                                                Principal Executive Officer of the Retail Funds
                                                                                and TCW/DW Term Trust 2003; previously President
                                                                                of the Institutional Funds and Director of the
                                                                                Institutional Funds.

Barry Fink (48)                              Vice President    Vice President   General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                      since 2003       Stanley Investment Management; Managing Director,
1221 Avenue of the Americas 22nd Floor                                          Secretary and Director of Morgan Stanley
New York, NY 10020                                                              Investment Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc.; Assistant Secretary of
                                                                                Morgan Stanley DW Inc.; Chief Legal Officer of
                                                                                Morgan Stanley Investments LP; Vice President and
                                                                                General Counsel of the Retail Funds and TCW/DW
                                                                                Term Trust 2003; Vice President and Secretary of
                                                                                Morgan Stanley Distributors Inc.; previously
                                                                                Secretary of the Retail Funds; previously Vice
                                                                                President and Assistant General Counsel of Morgan
                                                                                Stanley Investment Advisors Inc. and Morgan
                                                                                Stanley Services Company Inc.

Joseph J. McAlinden (60)                     Vice President    Vice President   Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                      since 2003       Morgan Stanley Investment Advisors Inc., Morgan
1221 Avenue of the Americas 33rd Floor                                          Stanley Investment Management Inc. and Morgan
New York, NY 10020                                                              Stanley Investments LP; Director of Morgan Stanley
                                                                                Trust, Chief Investment Officer of the Van Kampen
                                                                                Funds; Vice President of the Institutional Funds
                                                                                and the Retail Funds.

Stefanie V. Chang (36)                       Vice President    Vice President   Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      since 2001       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                          Management Inc. and Vice President of the
New York, NY 10020                                                              Institutional Funds and the Retail Funds; formerly
                                                                                practiced law with the New York law firm of Rogers
                                                                                & Wells (now Clifford Chance US LLP).

James W. Garrett (34)                        Treasurer and     Treasurer        Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief Financial   since 2002       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Officer           CFO since        Management Inc.; Treasurer and Chief Financial
New York, NY 10020                                             2003             Officer of the Institutional Funds; Previously
                                                                                with PriceWaterhouse LLP (now
                                                                                PriceWaterhouseCoopers LLP).

Michael J. Leary (37)                        Assistant         Assistant        Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer         Treasurer        Administration, J.P. Morgan Investor Services Co.
73 Tremont Street                                              since 2003       (formerly Chase Global Funds Services Company);
Boston, MA 02108                                                                formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (36)                          Secretary         Secretary        Vice President of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                      since 2001       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                          Management Inc.; Secretary of the Institutional
New York, NY 10020                                                              Funds and the Retail Funds; formerly practiced law
                                                                                with the New York law firms of McDermott, Will &
                                                                                Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                                LLP.


----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                              2003 ANNUAL REPORT

                                                              September 30, 2003


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken,
PA 19428-2899


DISTRIBUTOR
Morgan Stanley Distribution, Inc.
One Tower Bridge 100 Front Street, Suite 1100
West Conshohocken, PA
19428-2899


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017


LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money.

Additionally, a description of the Trust's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 354-8185.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser :(610) 940-5000 - MSIF Trust (800) 354-8185

(C) 2003 Morgan Stanley


[MORGAN STANLEY LOGO]                                             931-advis-1103

[MORGAN STANLEY LOGO]

2003 ANNUAL REPORT

SEPTEMBER 30, 2003


MORGAN STANLEY INSTITUTIONAL FUND TRUST

EQUITY PORTFOLIOS

EQUITY
MID CAP GROWTH
STRATEGIC SMALL VALUE
U.S. MID CAP VALUE
U.S. SMALL CAP VALUE
VALUE

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                                2
INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS
EQUITY PORTFOLIOS:
Equity                                                              3
Mid Cap Growth                                                      6
Strategic Small Value                                               9
U.S. Mid Cap Value                                                 14
U.S. Small Cap Value                                               19
Value                                                              25
STATEMENTS OF OPERATIONS                                           28
STATEMENTS OF CHANGES IN NET ASSETS                                30
FINANCIAL HIGHLIGHTS                                               33
NOTES TO FINANCIAL STATEMENTS                                      41
INDEPENDENT AUDITOR'S REPORT                                       46
FEDERAL INCOME TAX INFORMATION                                     47
TRUSTEE AND OFFICER INFORMATION                                    48

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

SHAREHOLDER'S LETTER


Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the fiscal year ended September 30, 2003. Our Fund currently consists of 19 portfolios, providing investors with a broad array of equity, fixed-income, and balanced portfolios. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Effective September 30, 2003, the U.S. Mid Cap Core and U.S. Small Cap Core portfolios changed their names to the U.S. Mid Cap Value and U.S. Small Cap Value portfolios, respectively.


Sincerely,


/s/ Ronald E. Robinson

Ronald E. Robison

Executive Vice President and Principal Executive Officer

October 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 25.78% compared to 24.40% for the S&P 500 Index (the "Index"). Note that as of September 30, 2003, the Russell 1000 Value Index has been added as one of the Portfolio's benchmarks. The Russell 1000 Value Index had a total return of 24.37% for the fiscal year ended September 30, 2003.

FACTORS AFFECTING PERFORMANCE

In October 2002, shortly after the beginning of the period under review, the U.S. domestic stock market reached its cyclical low, approximately 49% below its March 2000 high. From the low point, the Index has risen sharply, resulting in a total return for the twelve-month period in excess of 24%.

In this environment of cyclical rebound, performance in the technology sector was particularly strong, outperforming the Index return by over 3,400 basis points during the period under review. Consequently, technology accounted for nearly forty percent of the Index return for the year. Other strongly performing sectors were industrial and retail cyclicals, basic materials, consumer services, and financials.

The Portfolio outperformed the Index due to sector allocation and stock selection within sectors.

MANAGEMENT STRATEGIES

Compared to the Index, the Portfolio maintained modest sector overweights in financial services (principally banks, consumer credit & finance, and investment companies), and industrials (machinery, electrical equipment, and diversified industrials), which contributed to performance. The technology sector was neutrally weighted overall, but the Portfolio's underweight in mega-cap technology stocks hurt performance. In underweight sectors, the Portfolio held positively performing overweights in certain subsector exposures, e.g., in retail (food and specialty stores); health care (pharmaceuticals); consumer staples (tobacco); and utilities (electric power). Stock selection within consumer services (mainly publishing & broadcasting) detracted from relative performance.

The Portfolio maintained a moderate cyclical tilt throughout the year, and capitalized on the eventual market response to the recovering economy, which positively affected both value and growth cyclical positions. Adding new value-sector stocks (e.g., machinery, electric power, and banks) and growth (e.g., specialty retail, electronics, telecom and computer service & software) also helped performance.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

          EQUITY PORTFOLIO -                             RUSSELL 1000
         INSTITUTIONAL CLASS*      S&P 500 INDEX          VALUE INDEX

93             5,000,000              5,000,000            5,000,000
94             5,205,350              5,184,330            4,964,480
95             6,567,100              6,726,820            6,340,430
96             7,648,850              8,094,690            7,478,500
97            10,591,500             11,366,900           10,642,900
98            10,309,500             12,395,200           11,025,200
99            13,417,200             15,841,100           13,089,200
00            16,078,800             17,943,400           14,255,900
01            11,162,300             13,167,400           12,985,600
02             8,292,390             10,472,500           10,784,700
03            10,429,000             13,026,500           13,412,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE RUSSELL 1000 VALUE INDEX(1)

                                                     TOTAL RETURNS(2)
                                             ----------------------------------
                                                          AVERAGE ANNUAL
                                                    ---------------------------
                                              ONE     FIVE      TEN       SINCE
                                             YEAR    YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          25.78%   0.23%    7.63%      11.58%
S&P 500 Index -- Institutional Class         24.40    1.00    10.05       12.83
Russell 1000 Value Index --
  Institutional Class                        24.37    4.00    10.37       13.19
Portfolio -- Adviser Class(4)                25.35   (0.03)      --       (0.03)
S&P 500 Index -- Adviser Class               24.37    4.00       --        3.72
Russell 1000 Value Index -- Adviser Class    24.40    1.00       --        2.06

(1) The S&P 500 Index and the Russell 1000 Value Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 14, 1984.
(4)  Commenced offering on January 16, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
BASIC RESOURCES (2.9%)
Air Products & Chemicals, Inc.                                                34,200   $       1,542
Engelhard Corp.                                                               61,900           1,713
International Paper Co.                                                       27,800           1,085
----------------------------------------------------------------------------------------------------
                                                                                               4,340
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (3.3%)
Adolph Coors Co., Class B                                                     12,700             683
Avon Products, Inc.                                                           24,100           1,556
Coca-Cola Co. (The)                                                           35,300           1,516
Proctor & Gamble Co.                                                          14,000           1,299
----------------------------------------------------------------------------------------------------
                                                                                               5,054
====================================================================================================
CONSUMER DURABLES (1.1%)
Delphi Corp.                                                                  42,900             388
General Motors Corp.                                                        (c)8,600             352
Masco Corp.                                                                   34,700             850
----------------------------------------------------------------------------------------------------
                                                                                               1,590
====================================================================================================
CONSUMER SERVICES (3.7%)
AOL Time Warner, Inc.                                                      (a)32,600             493
Comcast Corp., Class A                                                     (a)57,100           1,687
International Game Technology                                                 25,300             712
Park Place Entertainment Corp.                                          (a)(c)42,100             379
Viacom, Inc., Class B                                                         44,500           1,704
Walt Disney Co.                                                               30,000             605
----------------------------------------------------------------------------------------------------
                                                                                               5,580
====================================================================================================
ENERGY (3.6%)
Exxon Mobil Corp.                                                             43,100           1,578
Royal Dutch Petroleum Co.                                                     21,300             941
Total S.A. ADR                                                             (c)39,500           2,994
----------------------------------------------------------------------------------------------------
                                                                                               5,513
====================================================================================================
FINANCIAL SERVICES (24.1%)
American Express Co.                                                          10,100             455
American International Group, Inc.                                            16,900             975
Bank of America Corp.                                                         55,300           4,316
Citigroup, Inc.                                                               68,100           3,099
Comerica, Inc.                                                                64,100           2,987
Freddie Mac                                                                   66,800           3,497
Goldman Sachs Group, Inc. (The)                                               17,800           1,493
Hartford Financial Services Group, Inc.                                       23,200           1,221
Lehman Brothers Holdings, Inc.                                                30,100           2,079
MBNA Corp.                                                                   135,700           3,094
Mellon Financial Corp.                                                        76,700           2,312
Merrill Lynch & Co., Inc.                                                     42,300           2,264
PNC Financial Services Group                                               (c)43,800           2,084
Principal Financial Group                                                     24,800             769
Travelers Property Casualty Corp., Class A                                    77,700           1,234
Travelers Property Casualty Corp., Class B                                     2,500              40
U.S. BanCorp                                                                 129,400           3,104
Wachovia Corp.                                                                   800              33
Wells Fargo & Co.                                                             26,400           1,360
----------------------------------------------------------------------------------------------------
                                                                                              36,416
====================================================================================================
FOOD & TOBACCO (3.2%)
Altria Group, Inc.                                                            71,900           3,149
Unilever N.V.                                                              (c)29,000   $       1,716
----------------------------------------------------------------------------------------------------
                                                                                               4,865
====================================================================================================
HEALTH CARE (13.1%)
Abbott Labs, Inc.                                                             21,800             928
Amgen, Inc.                                                                (a)18,000           1,162
Anthem, Inc.                                                               (a)14,000             999
Baxter International, Inc.                                                     8,500             247
Boston Scientific Corp.                                                     (a)8,300             529
Bristol-Myers Squibb Co.                                                     104,100           2,671
CIGNA Corp.                                                                   10,300             460
HCA, Inc.                                                                     11,200             413
Medtronic, Inc.                                                               11,500             539
Merck & Co., Inc.                                                             49,400           2,501
Pfizer, Inc.                                                                 217,400           6,605
Wyeth                                                                         60,000           2,766
----------------------------------------------------------------------------------------------------
                                                                                              19,820
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (10.8%)
Boeing Co. (The)                                                              21,600             742
Caterpillar, Inc.                                                             21,000           1,446
Cooper Industries Ltd., Class A                                               28,800           1,383
General Electric Co.                                                         150,400           4,483
Honeywell International, Inc.                                                 70,400           1,855
Northrop Grumman Corp.                                                         8,800             759
Tyco International Ltd.                                                      176,500           3,606
United Technologies Corp.                                                     27,100           2,094
----------------------------------------------------------------------------------------------------
                                                                                              16,368
====================================================================================================
RETAIL (9.7%)
Best Buy Co., Inc.                                                         (a)48,300           2,295
Home Depot, Inc.                                                             132,500           4,220
Kohl's Corp.                                                               (a)13,700             733
Kroger Co.                                                                (a)232,500           4,155
McDonald's Corp.                                                              19,200             452
Wal-Mart Stores, Inc.                                                         50,900           2,843
----------------------------------------------------------------------------------------------------
                                                                                              14,698
====================================================================================================
TECHNOLOGY (19.2%)
Accenture Ltd., Class A                                                 (a)(c)99,700           2,227
Analog Devices, Inc.                                                       (a)58,500           2,224
Applied Materials, Inc.                                                    (a)21,400             388
BMC Software, Inc.                                                        (a)129,200           1,800
Check Point Software Technologies Ltd.                                  (a)(c)80,200           1,347
Cisco Systems, Inc.                                                        (a)45,200             883
Dell, Inc.                                                                 (a)16,600             554
Hewlett-Packard Co.                                                          144,800           2,803
Intel Corp.                                                                   16,700             459
International Business Machines Corp.                                         24,200           2,138
Maxim Integrated Products, Inc.                                               33,400           1,319
Microsoft Corp.                                                              194,800           5,414
Motorola, Inc.                                                               213,700           2,558
Nokia Oyj ADR, Class A                                                        84,800           1,323
Oracle Corp.                                                               (a)71,100             798
Qualcomm, Inc.                                                                11,400             475
Solectron Corp.                                                        (a)(c)354,000           2,071
Sun Microsystems, Inc.                                                     (a)64,000             212
----------------------------------------------------------------------------------------------------
                                                                                              28,993
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
UTILITIES (5.3%)
Exelon Corp.                                                                  37,000   $       2,349
FirstEnergy Corp.                                                             95,700           3,053
SBC Communications, Inc.                                                      34,500             768
Verizon Communications, Inc.                                                  54,400           1,765
----------------------------------------------------------------------------------------------------
                                                                                               7,935
====================================================================================================
  TOTAL COMMON STOCKS (COST $143,188)                                                        151,172
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.9%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (4.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $       (h)96              96
BETA Finance, Inc., 1.08%, 6/16/04                                            (h)447             447
CC USA, Inc., 1.09%, 2/6/04                                                   (h)160             160
Citibank Credit Card, 1.14%, 11/7/03                                          (h)172             172
Deutsche Bank London AG, 1.07%, 10/27/03                                         319             319
Dorado Finance, Inc., 1.09%, 2/5/04                                           (h)160             160
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                318             318
Federal National Mortgage Association,
  1.07%, 1/29/04                                                              (h)957             957
Grampian Funding LLC, 1.07%, 11/24/03                                            178             178
International Credit Card Funding No. I Ltd.,
  1.12%, 3/19/04                                                              (h)371             371
Links Finance LLC, 1.08%, 6/16/04                                             (h)255             255
Links Finance LLC, 1.09%, 5/24/04                                             (h)160             160
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)141             141
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)256             256
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)113             113
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)319             319
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)252             252
UBS Securities LLC, 1.11%, 10/1/03                                             1,870           1,870
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)319             319
----------------------------------------------------------------------------------------------------
                                                                                               6,863
====================================================================================================
REPURCHASE AGREEMENT (0.4%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                                  (f)557             557
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $7,420)                                                   7,420
====================================================================================================
TOTAL INVESTMENTS (104.9%) (COST $150,608) --
  INCLUDING $6,710 OF SECURITIES LOANED                                                      158,592
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Dividends Receivable                                                 $         235
  Receivable for Portfolio Shares Sold                                           166
  Other                                                                            7   $         408
----------------------------------------------------------------------------------------------------
LIABILITIES (-5.2%)
  Collateral on Securities Loaned, at Value                                   (6,863)
  Payable for Investments Purchased                                             (656)
  Payable for Investment Advisory Fees                                          (208)
  Payable for Portfolio Shares Redeemed                                          (80)
  Payable for Trustees' Fees and Expenses                                        (26)
  Payable for Administrative Fees                                                (17)
  Payable for Custodian Fees                                                      (3)
  Other Liabilities                                                              (32)         (7,885)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     151,115
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     259,998
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          435
Accumulated Net Realized Gain (Loss)                                                        (117,302)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                        7,984
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     151,115
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     150,432
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,898,031 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $        8.90
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $         683
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 76,938 outstanding shares of beneficial interest
    (unlimited authorization, no par value)                                            $        8.88
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalization of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 32.36% compared to 38.89% for the Russell Mid Cap Growth Index (the "Index").

FACTORS AFFECTING PERFORMANCE

During the past fiscal year, the U.S. equity markets advanced sharply, benefiting from a two- month upswing in the fall of 2002 and a prolonged rally that began in mid-March and continued through August 2003. During the past year, mid- and small-cap stocks outperformed their large-cap peers and growth outperformed value across all market capitalizations.

Stocks in the utilities, technology, and producer durable sectors were significant contributors to the Index return over this period.

Security selection in the technology, producer durables, energy, and healthcare sectors had a negative effect on the Portfolio's relative performance, while selection among consumer discretionary stocks added to relative return.

In terms of sector allocations relative to the Index, an underweight in utilities and an overweight in energy detracted from relative return, while underweights in consumer staples, materials, and processing added to relative return.

MANAGEMENT STRATEGIES

Early in the fiscal year, we sought to minimize our exposure to economically sensitive stocks within the consumer discretionary sector. As the economy and stock markets strengthened, we sought to identify select companies in a variety of sectors that could benefit from an economic recovery.

Relative to the benchmark, the Portfolio was meaningfully overweight in the consumer discretionary sector and underweight in the consumer staples, utilities, and healthcare sectors.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

           MID CAP GROWTH              RUSSELL
            PORTFOLIO -                MID CAP
        INSTITUTIONAL CLASS          GROWTH INDEX
93            5,000,000                5,000,000
94            4,836,130                5,121,790
95            6,314,340                6,641,370
96            8,133,150                7,725,310
97           10,414,400               10,015,900
98           10,622,000                9,077,190
99           17,447,700               12,453,600
00           27,322,400               19,971,900
01           1,3442,000                9,632,740
02           10,580,800                8,139,390
03           14,005,500               11,304,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP GROWTH INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                     --------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class (3)         32.36%   5.69%   10.85%      13.87%
Index -- Institutional Class                 38.89    4.49     8.50       10.45
Portfolio -- Adviser Class(4)                32.14    5.44       --        8.27
Index -- Adviser Class                       38.89    4.49       --        4.75

(1)  The Russell Mid Cap Growth Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 30, 1990.
(4)  Commenced offering on January 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
AUTO & TRANSPORTATION (2.3%)
C.H. Robinson Worldwide, Inc.                                                146,277   $       5,443
Expeditors International of Washington, Inc.                                 180,518           6,212
Gentex Corp.                                                              (a)141,900           4,944
JetBlue Airways Corp.                                                     (a)145,700           8,912
----------------------------------------------------------------------------------------------------
                                                                                              25,511
====================================================================================================
CONSUMER DISCRETIONARY (35.7%)
Abercrombie & Fitch Co., Class A                                          (a)619,325          17,161
Apollo Group, Inc., Class A                                                (a)81,700           5,395
AutoZone, Inc.                                                             (a)73,100           6,545
Brascan Corp.                                                                202,184           5,097
Career Education Corp.                                                     (a)60,200           2,727
Carmax, Inc.                                                              (a)237,542           7,758
Chico's FAS, Inc.                                                         (a)395,673          12,123
ChoicePoint, Inc.                                                         (a)146,261           4,900
Citadel Broadcasting Corp.                                                (a)399,050           7,885
Coach, Inc.                                                               (a)266,710          14,562
Corporate Executive Board Co.                                             (a)387,100          18,174
DeVry, Inc.                                                               (a)344,120           8,142
Dollar General Corp.                                                         679,563          13,591
Dollar Tree Stores, Inc.                                                  (a)460,200          15,417
Electronic Arts, Inc.                                                     (a)184,902          17,053
GTECH Holdings Corp.                                                         689,841          29,560
Harman International Industries, Inc.                                        129,025          12,690
International Game Technology                                                541,904          15,255
Iron Mountain, Inc.                                                       (a)258,025           9,263
ITT Educational Services, Inc.                                            (a)223,700          10,720
Krispy Kreme Doughnuts, Inc.                                               (a)90,370           3,479
MGM Mirage, Inc.                                                          (a)124,700           4,558
Monster Worldwide, Inc.                                                   (a)189,219           4,765
P.F. Chang's China Bistro, Inc.                                           (a)120,400           5,460
Petsmart, Inc.                                                            (a)258,100           5,859
R.H. Donnelley Corp.                                                       (a)94,600           3,823
Radio One, Inc., Class A                                                  (a)679,575           9,759
Royal Caribbean Cruises Ltd.                                                 764,094          21,479
Sonic Corp.                                                               (a)258,100           6,525
Starbucks Corp.                                                           (a)236,600           6,814
Station Casinos, Inc.                                                        520,400          15,924
Tiffany & Co.                                                                288,160          10,757
TJX Cos., Inc.                                                               391,400           7,601
Univision Communications, Inc., Class A                                   (a)675,275          21,561
Viad Corp.                                                                   240,900           5,753
Weight Watchers International, Inc.                                       (a)320,876          13,348
Westwood One, Inc.                                                        (a)266,675           8,051
----------------------------------------------------------------------------------------------------
                                                                                             389,534
====================================================================================================
CONSUMER STAPLES (0.5%)
Cott Corp.                                                                (a)240,900           5,639
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (9.7%)
Affiliated Managers Group, Inc.                                           (a)172,027          10,803
Ameritrade Holding Corp.                                                  (a)890,300          10,016
Doral Financial Corp.                                                        262,338          12,330
Interactive Data Corp.                                                    (a)508,700           8,037
Legg Mason, Inc.                                                             111,800           8,072
Markel Corp.                                                               (a)12,932           3,453
Moody's Corp.                                                                232,226   $      12,765
Radian Group, Inc.                                                           223,700           9,932
Sovereign Bancorp, Inc.                                                      314,000           5,825
SunGard Data Systems, Inc.                                                (a)296,779           7,808
UCBH Holdings, Inc.                                                          172,000           5,200
White Mountains Insurance Group Ltd.                                          28,392          11,273
----------------------------------------------------------------------------------------------------
                                                                                             105,514
====================================================================================================
HEALTH CARE (15.5%)
Allergan, Inc.                                                               128,985          10,155
Caremark Rx, Inc.                                                         (a)648,775          14,662
Celgene Corp.                                                             (a)262,337          11,367
Charles River Laboratories International, Inc. (a)                           177,700           5,454
Coventry Health Care, Inc.                                                (a)111,800           5,896
C.R. Bard, Inc.                                                               77,500           5,502
Endo Pharmaceuticals Holdings, Inc.                                       (a)240,900           4,926
Genzyme Corp.                                                             (a)215,060           9,946
ICOS Corp.                                                                (a)146,200           5,602
IDEXX Laboratories, Inc.                                                  (a)137,600           5,847
ImClone Systems, Inc.                                                     (a)128,400           4,972
Lincare Holdings, Inc.                                                    (a)215,050           7,882
Mid Atlantic Medical Services, Inc.                                       (a)141,933           7,300
NPS Pharmaceuticals, Inc.                                                 (a)129,075           3,595
Patterson Dental Co.                                                       (a)66,600           3,835
St. Jude Medical, Inc.                                                    (a)176,302           9,480
Stericycle, Inc.                                                          (a)464,525          21,912
Varian Medical Systems, Inc.                                              (a)400,005          22,992
Zimmer Holdings, Inc.                                                     (a)146,186           8,055
----------------------------------------------------------------------------------------------------
                                                                                             169,380
====================================================================================================
MATERIALS & PROCESSING (2.2%)
Ecolab, Inc.                                                                 215,068           5,430
Mohawk Industries, Inc.                                                    (a)73,100           5,214
Phelps Dodge Corp.                                                        (a)120,400           5,635
Sealed Air Corp.                                                          (a)176,377           8,330
----------------------------------------------------------------------------------------------------
                                                                                              24,609
====================================================================================================
OTHER ENERGY (4.1%)
BJ Services Co.                                                           (a)288,154           9,846
Pioneer Natural Resources Co.                                             (a)412,925          10,513
Questar Corp.                                                                301,100           9,277
Smith International, Inc.                                                 (a)296,728          10,676
Suncor Energy, Inc.                                                          237,028           4,397
----------------------------------------------------------------------------------------------------
                                                                                              44,709
====================================================================================================
PRODUCER DURABLES (2.8%)
Graco, Inc.                                                                  146,200           5,490
KLA-Tencor Corp.                                                          (a)103,177           5,303
Novellus Systems, Inc.                                                    (a)232,286           7,840
NVR, Inc.                                                                  (a)24,900          11,616
----------------------------------------------------------------------------------------------------
                                                                                              30,249
====================================================================================================
TECHNOLOGY (21.5%)
Adobe Systems, Inc.                                                          227,902           8,947
Agere Systems, Inc.                                                     (a)1,513,900           4,648
American Tower Corp., Class A                                             (a)993,500          10,084
Amkor Technology, Inc.                                                    (a)253,800           3,606
Amphenol Corp., Class A                                                   (a)120,475           6,271

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
ASML Holding NV                                                           (a)202,100   $       2,654
ATI Technologies, Inc.                                                    (a)189,200           2,810
Broadcom Corp., Class A                                                   (a)253,774           6,755
CDW Corp.                                                                    100,664           5,812
Corning, Inc.                                                             (a)774,200           7,293
Crown Castle International Corp.                                        (a)1,036,500           9,753
Emulex Corp.                                                              (a)223,638           5,696
Espeed, Inc.                                                              (a)167,700           3,792
Fairchild Semiconductor International, Inc., Class A                      (a)326,900           5,420
Global Payments, Inc.                                                        219,300           7,895
Integrated Circuit Systems, Inc.                                          (a)218,469           6,563
Intersil Corp., Class A                                                   (a)365,625           8,702
JDS Uniphase Corp.                                                      (a)1,703,200           6,131
Juniper Networks, Inc.                                                    (a)361,300           5,391
Lam Research Corp.                                                        (a)140,100           3,103
Linear Technology Corp.                                                      103,225           3,696
Marvell Technology Group Ltd.                                             (a)292,452          11,040
Mercury Interactive Corp.                                                 (a)193,536           8,788
Microchip Technology, Inc.                                                   197,800           4,735
Network Appliance, Inc.                                                   (a)408,600           8,389
Network Associates, Inc.                                                  (a)597,875           8,227
Omnivision Technologies, Inc.                                              (a)64,500           2,724
Peoplesoft, Inc.                                                          (a)206,462           3,756
QLogic Corp.                                                              (a)219,328          10,311
SanDisk Corp.                                                             (a)141,900           9,045
Seagate Technology, Inc.                                                     258,036           7,019
Siebel Systems, Inc.                                                      (a)283,888           2,759
Symantec Corp.                                                            (a)270,919          17,073
Synopsys, Inc.                                                            (a)249,416           7,675
VeriSign, Inc.                                                            (a)184,900           2,491
VERITAS Software Corp.                                                    (a)167,749           5,267
----------------------------------------------------------------------------------------------------
                                                                                             234,321
====================================================================================================
UTILITIES (1.9%)
IDT Corp., Class B                                                        (a)578,800          10,453
NTL, Inc.                                                                 (a)209,400           9,867
----------------------------------------------------------------------------------------------------
                                                                                              20,320
====================================================================================================
  TOTAL COMMON STOCKS (COST $912,220)                                                      1,049,786
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $36,258)                                                        $  (f)36,258          36,258
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $948,478)                                                  1,086,044
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.7%)
  Cash                                                                  $        148
  Receivable for Investments Sold                                             16,399
  Receivable for Portfolio Shares Sold                                         1,403
  Dividends Receivable                                                           256
  Interest Receivable                                                              1
  Other                                                                           46   $      18,253
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable for Investments Purchased                                           (9,932)
  Payable for Investment Advisory Fees                                        (1,326)
  Payable for Portfolio Shares Redeemed                                       (1,321)
  Payable for Distribution Fees --
    Adviser Class                                                               (112)
  Payable for Trustees' Fees and Expenses                                       (100)
  Payable for Administrative Fees                                                (88)
  Payable for Custodian Fees                                                      (7)
  Other Liabilities                                                              (80)        (12,966)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,091,331
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   2,279,646
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              (92)
Accumulated Net Realized Gain (Loss)                                                      (1,325,789)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      137,566
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,091,331
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     559,760
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 36,291,346 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.42
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     531,571
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 35,138,247 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.13
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 27.32%, compared to 31.66% for the Russell 2000 Value Index (the "Index").

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight in these types of riskier stocks relative to the Index, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the consumer durables, consumer services, and technology sectors. In addition, our cash position, which averaged approximately 3.6%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within transportation, food and tobacco, and utilities; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index during the period, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices. We also maintained an overweight in health care.

Relative to the Index, we reduced exposure in heavy industry/transportation, reflecting high valuations and weakness in a number of end markets. We also reduced our weighting in consumer durables. Finally, we continued to underweight financial services, particularly regional banks and REITs.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VLAUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    STRATEGIC SMALL VALUE
                        PORTFOLIO -             RUSSELL 2000
                     INSTITUTIONAL CLASS         VALUE INDEX
**                      5,000,000                 5,000,000
        00              5,310,000                 5,367,000
        01              5,278,000                 5,668,000
        02              5,151,000                 5,585,000
        03              6,557,500                 7,353,500

* Minimum Investment
**Commenced operations on June 30, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX(1)

                                              TOTAL RETURNS(2)
                                            -------------------
                                                        AVERAGE
                                                         ANNUAL
                                                ONE       SINCE
                                               YEAR   INCEPTION
---------------------------------------------------------------
Portfolio -- Institutional Class(3)           27.32%       8.70%
Index -- Institutional Class                  31.66       12.59

(1)  The Russell 2000 Value Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on June 30, 2000.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
BASIC RESOURCES (5.7%)
Albany International Corp., Class A                                            8,000   $     247
Bowater, Inc.                                                                  8,800         370
Crown Holdings, Inc.                                                       (a)31,400         212
Engelhard Corp.                                                                7,200         199
FMC Corp.                                                                   (a)4,400         111
Georgia Gulf Corp.                                                            10,100         236
GrafTech International Ltd.                                                (a)16,300         130
Hercules, Inc.                                                              (a)9,200         104
IMC Global, Inc.                                                              23,600         151
Schulman, Inc., Class A                                                        6,400         102
Scotts Co. (The)                                                            (a)6,200         339
Smurfit-Stone Container Corp.                                              (a)26,100         391
Sonoco Products Co.                                                           16,900         371
Steel Dynamics, Inc.                                                        (a)5,400          82
------------------------------------------------------------------------------------------------
                                                                                           3,045
================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (0.4%)
Playtex Products, Inc.                                                     (a)33,900         202
------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.2%)
Beazer Homes USA, Inc.                                                      (a)2,700         228
Furniture Brands International, Inc.                                       (a)10,600         255
MDC Holdings, Inc.                                                             2,700         146
Meritage Corp.                                                              (a)3,300         156
Polaris Industries, Inc.                                                       1,700         126
Ryland Group, Inc.                                                             4,400         322
Standard Pacific Corp.                                                         9,500         360
Strattec Security Corp.                                                     (a)7,000         333
Trex Company, Inc.                                                          (a)6,400         199
WCI Communities, Inc.                                                      (a)18,100         299
Winnebago Industries, Inc.                                                     7,700         343
------------------------------------------------------------------------------------------------
                                                                                           2,767
================================================================================================
CONSUMER SERVICES (6.6%)
Ameristar Casinos, Inc.                                                    (a)16,500         413
Argosy Gaming Co.                                                          (a)16,500         403
Charter Communications, Inc., Class A                                      (a)51,000         210
Choice Hotels International, Inc.                                           (a)7,200         209
Extended Stay America, Inc.                                                (a)22,000         328
Gray Television, Inc.                                                         30,200         353
Isle Of Capri Casinos, Inc.                                                 (a)9,200         182
Journal Communications, Inc.                                                (a)3,800          63
La Quinta Corp.                                                            (a)48,100         300
Penn National Gaming, Inc.                                                 (a)35,500         757
SCP Pool Corp.                                                             (a)10,400         289
------------------------------------------------------------------------------------------------
                                                                                           3,507
================================================================================================
ENERGY (5.4%)
Forest Oil Corp.                                                           (a)18,000         431
Grey Wolf, Inc.                                                            (a)75,600         263
Horizon Offshore, Inc.                                                     (a)14,300          59
Key Energy Services, Inc.                                                  (a)48,000         463
MDU Resources Group, Inc.                                                      5,600         189
New Jersey Resources Corp.                                                     8,200         295
Newpark Resources, Inc.                                                    (a)27,400         118
Oil States International, Inc.                                             (a)10,100         128
Southwest Gas Corp.                                                           16,600         377
St. Mary Land & Exploration Co.                                                7,500   $     190
Ultra Petroleum Corp.                                                      (a)10,800         151
W-H Energy Services, Inc.                                                  (a)13,200         235
------------------------------------------------------------------------------------------------
                                                                                           2,899
================================================================================================
FINANCIAL SERVICES (26.1%)
Affiliated Managers Group, Inc.                                             (a)5,200         327
American Financial Group, Inc.                                                12,000         261
Associated Banc-Corp                                                           6,500         246
Astoria Financial Corp.                                                       10,200         315
Bancorpsouth, Inc.                                                             6,400         140
BankAtlantic Bancorp, Inc., Class B                                            2,000          29
Banknorth Group, Inc.                                                         11,000         310
BRE Properties, Inc., Class A REIT                                             3,600         119
Brookline Bancorp, Inc.                                                       16,600         244
Camden Property Trust REIT                                                     4,300         165
CarrAmerica Realty Corp. REIT                                                  5,900         176
Catellus Development Corp. REIT                                            (a)16,600         406
City National Corp.                                                            6,300         321
Colonial BancGroup, Inc. (The)                                                 9,500         137
Cullen/Frost Bankers, Inc.                                                     7,100         264
Dime Community Bancshares, Inc.                                                4,300          99
Direct General Corp.                                                        (a)6,000         150
Downey Financial Corp.                                                         6,400         299
East-West Bancorp, Inc.                                                        1,900          81
Equity One, Inc.                                                               9,300         158
F.N.B. Corp.                                                                   4,000         138
Financial Federal Corp.                                                     (a)2,600          79
First Midwest Bancorp., Inc.                                                  14,600         434
First Niagara Financial Group, Inc.                                           16,600         251
GATX Corp.                                                                     8,900         188
General Growth Properties, Inc. REIT                                           4,500         323
Greater Bay Bancorp.                                                          13,300         277
Harleysville Group, Inc.                                                       7,600         177
Health Care REIT, Inc.                                                         6,200         191
Hibernia Corp., Class A                                                       22,800         462
Hilb, Rogal & Hamilton Co.                                                     6,000         186
IBERIABANK Corp.                                                               2,600         137
Infinity Property & Casualty Corp.                                             4,000         112
Investors Financial Services Corp.                                             3,500         110
Kilroy Realty Corp. REIT                                                      10,900         311
Local Financial Corp.                                                       (a)6,900         124
Macerich Co. (The)                                                             4,300         162
MAF Bancorp, Inc.                                                              8,500         325
Main Street Banks, Inc.                                                        5,600         140
Mercantile Bankshares Corp.                                                    2,300          92
National Financial Partners Corp.                                           (a)1,900          51
Pan Pacific Retail Properties, Inc. REIT                                       3,700         159
Platinum Underwriters Holdings Ltd.                                           10,700         301
PMI Group, Inc. (The)                                                         16,200         547
Prentiss Properties Trust REIT                                                 5,400         167
Protective Life Corp.                                                         18,900         564
Provident Bankshares Corp.                                                    10,000         283
Provident Financial Group, Inc.                                                5,200         145
PS Business Parks, Inc. REIT                                                   8,400         317
Regency Centers Corp. REIT                                                     3,800         140
Scottish Annuity & Life Holdings Ltd.                                         12,700         307

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Selective Insurance Group                                                      4,400   $     131
Sky Financial Group, Inc.                                                     15,200         342
SL Green Realty Corp. REIT                                                     6,000         217
Southwest Bancorp of Texas, Inc.                                               2,600          95
Stancorp Financial Group, Inc.                                                 8,700         500
Texas Regional Bancshares, Inc.                                               13,700         463
United Dominion Realty Trust, Inc. REIT                                        9,000         165
Universal Health Realty Income Trust REIT                                      3,700         101
W. Holding Co., Inc.                                                           7,700         138
Webster Financial Corp.                                                        8,900         355
------------------------------------------------------------------------------------------------
                                                                                          13,954
================================================================================================
FOOD & TOBACCO (2.0%)
NBTY, Inc.                                                                 (a)18,900         441
Pilgrim's Pride Corp.                                                         28,400         355
Smithfield Foods, Inc.                                                     (a)13,000         250
------------------------------------------------------------------------------------------------
                                                                                           1,046
================================================================================================
HEALTH CARE (7.8%)
American Medical Security Group, Inc.                                      (a)14,500         294
Cephalon, Inc.                                                              (a)5,200         239
Conceptus, Inc.                                                             (a)9,600         126
Coventry Health Care, Inc.                                                 (a)16,100         849
Immucor, Inc.                                                              (a)21,700         585
LifePoint Hospitals, Inc.                                                   (a)9,900         238
Medicines Co.                                                              (a)10,600         275
MGI Pharma, Inc.                                                            (a)9,900         389
Regeneration Technologies, Inc.                                            (a)13,400         121
Respironics, Inc.                                                           (a)9,400         393
Serologicals Corp.                                                          (a)7,500          99
Steris Corp.                                                                (a)7,000         161
United Therapeutics Corp.                                                  (a)18,600         420
------------------------------------------------------------------------------------------------
                                                                                           4,189
================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (13.3%)
AGCO Corp.                                                                  (a)3,400          58
Allete, Inc.                                                                  13,700         375
Ametek, Inc.                                                                   7,600         326
AMR Corp.                                                                  (a)11,500         132
Anteon International Corp.                                                  (a)4,600         141
Arkansas Best Corp.                                                           15,100         415
BearingPoint, Inc.                                                         (a)17,300         138
Benchmark Electronics, Inc.                                                 (a)3,700         156
Black Box Corp.                                                                3,100         123
Casella Waste Systems, Inc., Class A                                       (a)19,600         243
CIRCOR International, Inc.                                                    17,400         334
Continental Airlines, Inc., Class B                                         (a)7,600         126
Covenant Transport, Inc.                                                   (a)12,400         228
Delta Air Lines, Inc.                                                         17,600         234
DRS Technologies, Inc.                                                     (a)17,000         410
ExpressJet Holdings, Inc.                                                   (a)9,100         126
Gardner Denver, Inc.                                                       (a)11,300         237
Genesee & Wyoming, Inc., Class A                                            (a)6,700         159
Goodrich Corp.                                                                 7,500         182
Insituform Technologies, Inc., Class A                                      (a)6,000         107
Minerals Technologies, Inc.                                                    4,500         229
Navistar International Corp.                                                (a)5,300         198
Oshkosh Truck Corp.                                                            7,200   $     285
Robbins & Myers, Inc.                                                          6,600         147
Ryder System, Inc.                                                             6,500         191
SCS Transportation, Inc.                                                    (a)5,900          89
Tetra Tech, Inc.                                                            (a)5,100         102
Texas Industries, Inc.                                                         5,800         143
Tredegar Corp.                                                                11,700         176
USF Corp.                                                                      2,300          72
Wabash National Corp.                                                       (a)4,300          69
Waste Connections, Inc.                                                    (a)13,700         481
Watts Industries, Inc.                                                        13,800         243
Yellow Corp.                                                               (a)14,800         442
------------------------------------------------------------------------------------------------
                                                                                           7,117
================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                     (a)28,200         484
Foot Locker, Inc.                                                             17,300         280
Footstar, Inc.                                                             (a)14,500          98
Galyans Trading Co., Inc.                                                   (a)3,000          31
Hancock Fabrics, Inc.                                                         17,600         278
Hollywood Entertainment Corp.                                              (a)20,000         340
Jo-Ann Stores, Inc.                                                        (a)11,700         326
Kellwood Co.                                                                   5,500         184
Linens 'N Things, Inc.                                                     (a)16,200         385
Oshkosh B'Gosh, Inc.                                                           6,200         159
Sonic Corp.                                                                (a)15,100         382
Stage Stores, Inc.                                                         (a)11,800         301
Tuesday Morning Corp.                                                      (a)11,200         312
Tweeter Home Entertainment Group, Inc.                                      (a)5,800          44
Urban Outfitters, Inc.                                                     (a)18,000         469
------------------------------------------------------------------------------------------------
                                                                                           4,073
================================================================================================
TECHNOLOGY (13.3%)
AMIS Holdings, Inc.                                                         (a)6,400         118
Analogic Corp.                                                                 3,100         149
Andrew Corp.                                                               (a)24,300         299
Ascential Software Corp.                                                   (a)12,700         235
Asyst Technologies, Inc.                                                    (a)8,900         125
Axcelis Technologies, Inc.                                                 (a)15,600         129
BISYS Group, Inc. (The)                                                    (a)24,400         321
Borland Software Corp.                                                     (a)14,200         131
CommScope, Inc.                                                            (a)11,200         135
DuPont Photomasks, Inc.                                                     (a)5,600         127
Earthlink, Inc.                                                            (a)18,600         153
Electronics for Imaging, Inc.                                              (a)12,100         282
Emulex Corp.                                                                (a)6,100         155
FileNET Corp.                                                               (a)8,000         161
GlobespanVirata, Inc.                                                      (a)16,700         121
Hutchinson Technology, Inc.                                                 (a)4,100         136
Hyperion Solutions Corp.                                                    (a)6,800         196
Inet Technologies, Inc.                                                    (a)13,300         172
Informatica Corp.                                                          (a)20,200         150
Insight Enterprises, Inc.                                                   (a)8,100         123
Inter-Tel, Inc.                                                                5,100         125
Intergraph Corp.                                                            (a)5,900         137
Internet Security Systems, Inc.                                            (a)11,300         141
Intrado, Inc.                                                               (a)6,000         137

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Ixia                                                                       (a)18,500   $     200
JDA Software Group, Inc.                                                    (a)8,300         123
Kemet Corp.                                                                (a)12,600         161
Komag, Inc.                                                                 (a)7,900         138
Micromuse, Inc.                                                            (a)16,000         131
Mindspeed Technologies, Inc.                                               (a)26,100         141
MRO Software, Inc.                                                         (a)12,000         164
NetIQ Corp.                                                                (a)19,300         230
ON Semiconductor Corp.                                                     (a)30,400         125
Overland Storage, Inc.                                                      (a)7,200         106
Plantronics, Inc.                                                           (a)6,900         165
Polycom, Inc.                                                               (a)8,300         138
Quest Software, Inc.                                                       (a)15,400         186
Radisys Corp.                                                               (a)7,300         132
RSA Security, Inc.                                                          (a)9,300         133
Standard Micosystems Corp.                                                  (a)6,000         162
Sybase, Inc.                                                               (a)13,800         235
Synaptics, Inc.                                                            (a)10,500         113
Tech Data Corp.                                                             (a)4,200         130
TTM Technologies, Inc.                                                      (a)7,300         104
WebEx Communications, Inc.                                                  (a)9,000         171
------------------------------------------------------------------------------------------------
                                                                                           7,146
================================================================================================
UTILITIES (2.7%)
Cleco Corp.                                                                   23,100         377
Energen Corp.                                                                 10,700         387
ONEOK, Inc.                                                                   12,500         252
Southwestern Energy Co.                                                     (a)9,200         167
WGL Holdings, Inc.                                                            10,000         276
------------------------------------------------------------------------------------------------
                                                                                           1,459
================================================================================================
  TOTAL COMMON STOCKS (COST $45,889)                                                      51,404
================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03 (COST $1,782)                              $   (f)1,782       1,782
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (COST $47,671)                                                  53,186
================================================================================================

                                                                              AMOUNT      AMOUNT
                                                                               (000)       (000)
------------------------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold                                       $        886
  Receivable for Portfolio Shares Sold                                            63
  Dividends Receivable                                                            42
  Other                                                                            2   $     993
------------------------------------------------------------------------------------------------
LIABILITIES (-1.3%)
  Payable for Investments Purchased                                             (444)
  Payable for Investment Advisory Fees                                           (75)
  Payable for Portfolio Shares Redeemed                                          (61)
  Bank Overdraft Payable                                                         (56)
  Payable for Custodian Fees                                                      (9)
  Payable for Administrative Fees                                                 (7)
  Other Liabilities                                                              (13)       (665)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $  53,514
================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $  47,534
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                       31
Accumulated Net Realized Gain (Loss)                                                         434
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                    5,515
------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  53,514
================================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,282,394 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $   12.50
================================================================================================

(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. MID CAP VALUE PORTFOLIO

The U.S. Mid Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal ended September 30, 2003, the Portfolio's Institutional Class had a total return of 33.85%, compared to 26.82% for the S&P Mid Cap 400 Index (the "Index"). Note that as of September 30, 2003, the Portfolio's name changed to the U.S. Mid Cap Value Portfolio, and the Index changed to the Russell Mid Cap Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to the swift U.S. victory in Iraq as well as encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's relative outperformance as compared to the Index during the period was driven primarily by stock selection, especially within the technology, utilities, and financial services sectors. Sector allocations also contributed somewhat to relative performance, particularly our overweight in technology.

The Portfolio benefited from a number of technology stocks that rallied strongly from the depressed levels at which we had initiated or added to positions. We focused on companies with strong balance sheets, particularly software and semiconductor-related names, and these were among the top contributors within the sector. A number of the Portfolio's utilities holdings benefited from a reduction in liquidity fears, as many companies took significant steps to improve their balance sheets through debt refinancing or asset sales. Within financial services, the Portfolio enjoyed solid performance in the areas of insurance and reinsurance, as well as credit and finance.

Detractors from performance included stock selection within health care and various consumer-oriented sectors, and an overweight relative to the Index in basic resources.

MANAGEMENT STRATEGIES

During the period we increased our focus on companies with high levels of free cash flow. We view free cash flow as a valuable attribute because it enables companies to initiate or increase dividends, repurchase stock, or reinvest in their businesses.

We increased the extent of the Portfolio's technology overweight relative to the Index, reflecting our more favorable outlook for growth in business spending versus growth in consumer spending. We also increased exposure to financial services and utilities, in each case moving to a slight overweight. We reduced exposure to consumer services and non-durables, and continued to underweight consumer-related sectors generally. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    U.S. MID CAP
                 VALUE PORTFOLIO -        S&P 400          RUSSELL MID CAP
                INSTITUTIONAL CLASS     MIDCAP INDEX          VALUE INDEX
**                    5,000,000          5,000,000             5,000,000
      95              6,725,000          6,455,230             6,453,500
      96              8,224,550          7,359,080             7,469,640
      97             13,274,400         10,235,300            10,476,000
      98             12,356,400          9,590,140            10,086,900
      99             15,993,900         12,034,700            11,028,000
      00             20,708,100         17,235,400            12,461,500
      01             16,311,800         13,961,900            12,457,100
      02             13,035,100         13,308,400            11,777,300
      03             17,447,500         16,877,500            15,110,500

* Minimum Investment
**Commenced operations on December 30, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP VALUE INDEX AND THE S&P 400 MIDCAP INDEX(1)

                                                          TOTAL RETURNS(2)
                                                     --------------------------
                                                               AVERAGE ANNUAL
                                                              -----------------
                                                       ONE     FIVE       SINCE
                                                      YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)                  33.85%    7.14%      15.35%
Russell Mid Cap Value Index -- Institutional Class   28.30     8.42       13.47
S&P 400 MidCap Index -- Institutional Class          26.82    11.97       14.92
Portfolio -- Investment Class(4)                     33.66     6.99       11.29
Russell Mid Cap Value Index -- Investment Class      28.30     8.42       13.47
S&P 400 MidCap Index -- Investment Class             26.82    11.97       12.31
Portfolio -- Adviser Class(5)                        33.56     6.87        2.86
Russell Mid Cap Value Index -- Adviser Class         28.30     8.42        4.89
S&P 400 MidCap Index -- Adviser Class                26.82    11.97        7.34

(1) The Russell Mid Cap Value Index and the S&P 400 MidCap Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on December 30, 1994.
(4)  Commenced offering on May 10, 1996.
(5)  Commenced offering on July 17, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 400 MIDCAP INDEX, TO THE RUSSELL MID CAP VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
BASIC RESOURCES (4.7%)
Bowater, Inc.                                                                 68,900   $       2,898
Crown Holdings, Inc.                                                      (a)211,500           1,428
Eastman Chemical Co.                                                          79,800           2,673
GrafTech International Ltd.                                               (a)157,400           1,259
Harsco Corp.                                                                  45,000           1,731
Hercules, Inc.                                                             (a)10,200             116
IMC Global, Inc.                                                             705,100           4,520
Lubrizol Corp.                                                                32,700           1,061
Lyondell Chemical Co.                                                        106,400           1,360
Olin Corp.                                                                    98,100           1,552
Pactiv Corp.                                                              (a)111,100           2,253
RPM International, Inc.                                                       82,300           1,075
Sonoco Products Co.                                                          150,500           3,303
----------------------------------------------------------------------------------------------------
                                                                                              25,229
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Constellation Brands, Inc., Class A                                        (a)55,500           1,692
Dial Corp. (The)                                                             104,900           2,259
Pepsi Bottling Group, Inc.                                                    68,300           1,406
----------------------------------------------------------------------------------------------------
                                                                                               5,357
====================================================================================================
CONSUMER DURABLES (3.5%)
Activision, Inc.                                                           (a)81,100             969
ArvinMeritor, Inc.                                                            32,200             573
Furniture Brands International, Inc.                                       (a)16,500             397
Hasbro, Inc.                                                                  86,400           1,614
KB Home                                                                       24,400           1,456
Lear Corp.                                                                 (a)44,200           2,327
Leggett & Platt, Inc.                                                        111,500           2,412
SPX Corp.                                                                 (a)131,300           5,945
Stanley Works (The)                                                          104,800           3,094
----------------------------------------------------------------------------------------------------
                                                                                              18,787
====================================================================================================
CONSUMER SERVICES (5.8%)
Acxiom Corp.                                                              (a)253,000           3,987
Aramark Corp., Class B                                                    (a)104,500           2,616
Bally Total Fitness Holding Corp.                                         (a)525,000           4,541
Belo Corp.                                                                   107,400           2,605
Citadel Broadcasting Corp.                                                 (a)81,600           1,612
Cox Radio, Inc.                                                            (a)68,300           1,494
DoubleClick, Inc.                                                         (a)141,300           1,522
GTECH Holdings Corp.                                                          41,200           1,765
Harrah's Entertainment, Inc.                                                  37,400           1,575
Journal Communications, Inc.                                               (a)39,200             649
Metro-Goldwyn-Mayer, Inc.                                                 (a)127,800           1,961
Park Place Entertainment Corp.                                             (a)66,400             598
Reader's Digest Association, Inc. (The), Class A                             157,500           2,203
Westwood One, Inc.                                                        (a)147,100           4,441
----------------------------------------------------------------------------------------------------
                                                                                              31,569
====================================================================================================
ENERGY (6.7%)
Apache Corp.                                                                  18,600           1,290
Aquila, Inc.                                                              (a)163,000             551
Arch Coal, Inc.                                                               54,600           1,213
Baker Hughes, Inc.                                                            19,300             571
Cooper Cameron Corp.                                                       (a)12,600             582
Dynegy, Inc., Class A                                                     (a)300,800   $       1,083
ENSCO International, Inc.                                                     41,100           1,102
Equitable Resources, Inc.                                                    102,500           4,213
FMC Technologies, Inc.                                                    (a)173,600           3,719
GlobalSantaFe Corp.                                                           96,100           2,302
KeySpan Corp.                                                                  4,900             172
National-Oilwell, Inc.                                                     (a)21,400             388
Noble Corp.                                                               (a)153,500           5,217
Schlumberger Ltd.                                                             14,200             687
Smith International, Inc.                                                   (a)9,200             331
Tidewater, Inc.                                                               36,600           1,036
Valero Energy Corp.                                                           93,200           3,567
Varco International, Inc.                                                 (a)106,000           1,792
Weatherford International Ltd.                                             (a)42,200           1,594
XTO Energy, Inc.                                                             223,900           4,700
----------------------------------------------------------------------------------------------------
                                                                                              36,110
====================================================================================================
FINANCIAL SERVICES (21.2%)
ACE Ltd.                                                                      43,700           1,446
Affiliated Managers Group, Inc.                                            (a)31,500           1,978
American Financial Group, Inc.                                                41,300             898
AmeriCredit Corp.                                                         (a)398,400           4,104
Amvescap plc ADR                                                             166,700           2,532
AON Corp.                                                                    128,400           2,677
Arthur J. Gallagher & Co.                                                      6,700             189
Astoria Financial Corp.                                                      108,300           3,346
Banknorth Group, Inc.                                                        106,100           2,994
Bear Stearns Co., Inc. (The)                                                  21,900           1,638
CapitalSource, Inc.                                                        (a)38,800             679
Charter One Financial, Inc.                                                  130,200           3,984
CIT Group, Inc.                                                               48,800           1,404
City National Corp.                                                           35,000           1,784
Comerica, Inc.                                                                76,100           3,546
Commerce Bancorp., Inc.                                                       84,400           4,044
Countrywide Financial Corp.                                                   45,000           3,523
E*TRADE Group, Inc.                                                       (a)319,300           2,957
Everest Reinsurance Group Ltd.                                                23,500           1,766
FirstMerit Corp.                                                              67,200           1,663
GATX Corp.                                                                    77,600           1,641
Greater Bay Bancorp.                                                          65,600           1,365
GreenPoint Financial Corp.                                                    43,900           1,311
Hartford Financial Services Group, Inc.                                       60,400           3,179
Hibernia Corp., Class A                                                       96,400           1,953
Investors Financial Services Corp.                                           143,900           4,518
Janus Capital Group, Inc.                                                    110,800           1,548
LaBranche & Co., Inc.                                                         62,000             905
Lehman Brothers Holdings, Inc.                                                68,000           4,697
Lincoln National Corp.                                                        97,100           3,435
Mellon Financial Corp.                                                       125,000           3,768
Mercantile Bankshares Corp.                                                   27,400           1,096
National Commerce Financial Corp.                                            221,500           5,511
Nationwide Financial Services, Inc., Class A                                 193,900           6,077
New York Community Bancorp., Inc.                                             45,200           1,424
Ohio Casualty Corp.                                                        (a)71,400           1,035
Platinum Underwriters Holdings Ltd.                                           69,000           1,939
PMI Group, Inc. (The)                                                        139,400           4,705
Radian Group, Inc.                                                           114,700           5,093

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Sovereign Bancorp, Inc.                                                      181,100   $       3,359
State Street Corp.                                                            46,700           2,102
UnumProvident Corp.                                                          170,400           2,517
Waddell & Reed Financial, Inc.                                                24,500             577
Zions Bancorp.                                                                62,300           3,479
----------------------------------------------------------------------------------------------------
                                                                                             114,386
====================================================================================================
FOOD & TOBACCO (0.8%)
Sara Lee Corp.                                                               118,800           2,181
Smithfield Foods, Inc.                                                     (a)65,800           1,263
Tyson Foods, Inc., Class A                                                    73,100           1,033
----------------------------------------------------------------------------------------------------
                                                                                               4,477
====================================================================================================
HEALTH CARE (12.4%)
Anthem, Inc.                                                               (a)68,400           4,879
Barr Laboratories, Inc.                                                    (a)29,100           1,985
Biovail Corp.                                                              (a)27,800           1,033
Caremark Rx, Inc.                                                         (a)249,400           5,636
Cephalon, Inc.                                                             (a)62,800           2,884
Community Health Systems, Inc.                                            (a)110,700           2,402
Coventry Health Care, Inc.                                                 (a)83,500           4,404
Endo Pharmaceuticals Holdings, Inc.                                       (a)163,400           3,342
Fisher Scientific International, Inc.                                      (a)12,100             480
Gilead Sciences, Inc.                                                     (a)154,800           8,658
Health Net, Inc.                                                           (a)38,400           1,216
ICOS Corp.                                                                 (a)23,100             885
Idec Pharmaceuticals Corp.                                                 (a)30,200           1,001
LifePoint Hospitals, Inc.                                                  (a)83,000           1,996
Medicines Co.                                                             (a)112,100           2,915
MGI Pharma, Inc.                                                          (a)128,000           5,025
Pharmaceutical Resources, Inc.                                             (a)26,100           1,781
St. Jude Medical, Inc.                                                     (a)41,500           2,232
Steris Corp.                                                              (a)172,200           3,964
Trimeris, Inc.                                                             (a)65,800           1,656
United Therapeutics Corp.                                                 (a)193,200           4,364
Universal Health Services, Inc., Class B                                   (a)48,400           2,393
Vertex Pharmaceuticals, Inc.                                              (a)122,900           1,512
----------------------------------------------------------------------------------------------------
                                                                                              66,643
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (7.6%)
AGCO Corp.                                                                (a)129,000           2,211
Allied Waste Industries, Inc.                                              (a)93,100           1,006
BearingPoint, Inc.                                                        (a)326,200           2,603
Brink's Co. (The)                                                             59,100           1,026
CNF, Inc.                                                                     19,900             638
Concord EFS, Inc.                                                         (a)172,600           2,359
Cooper Industries Ltd., Class A                                               46,100           2,214
Cross Timbers Royalty Trust                                                    1,719              36
Fair Isaac Corp.                                                               9,400             554
Federal Signal Corp.                                                         191,200           2,849
Flowserve Corp.                                                            (a)43,100             875
Fluor Corp.                                                                   46,100           1,721
Goodrich Corp.                                                               115,600           2,802
Kennametal, Inc.                                                              58,200           2,177
Lockheed Martin Corp.                                                         53,200           2,455
Manpower, Inc.                                                                61,200           2,271
Navistar International Corp.                                               (a)80,800           3,012
Parker-Hannifin Corp.                                                         53,400   $       2,387
Raytheon Co.                                                                  68,800           1,926
Tecumseh Products Co., Class A                                                30,800           1,149
United Rentals, Inc.                                                       (a)54,100             871
Waste Connections, Inc.                                                    (a)70,100           2,460
Yellow Corp.                                                               (a)40,300           1,204
----------------------------------------------------------------------------------------------------
                                                                                              40,806
====================================================================================================
RETAIL (8.1%)
Abercrombie & Fitch Co., Class A                                          (a)112,800           3,126
Barnes & Noble, Inc.                                                       (a)52,900           1,344
Borders Group, Inc.                                                       (a)201,300           3,809
Brinker International, Inc.                                                (a)91,800           3,062
CBRL Group, Inc.                                                              15,300             543
Darden Restaurants, Inc.                                                      38,500             731
Dollar Tree Stores, Inc.                                                  (a)162,500           5,444
Federated Department Stores, Inc.                                             39,200           1,642
Foot Locker, Inc.                                                             86,000           1,393
Hollywood Entertainment Corp.                                             (a)104,400           1,775
InterActiveCorp.                                                           (a)48,600           1,606
Jones Apparel Group, Inc.                                                    233,100           6,977
Kroger Co.                                                                (a)208,600           3,728
Linens 'N Things, Inc.                                                     (a)83,700           1,990
Michaels Stores, Inc.                                                         30,800           1,255
Pier 1 Imports, Inc.                                                          68,800           1,324
Safeway, Inc.                                                              (a)93,200           2,138
Too, Inc.                                                                  (a)84,100           1,239
Williams-Sonoma, Inc.                                                      (a)18,200             491
----------------------------------------------------------------------------------------------------
                                                                                              43,617
====================================================================================================
TECHNOLOGY (19.5%)
3Com Corp.                                                                (a)326,400           1,926
Affiliated Computer Services, Inc., Class A                                (a)95,500           4,650
AMIS Holdings, Inc.                                                        (a)65,700           1,213
Andrew Corp.                                                              (a)185,100           2,275
ASML Holding NV (New York shares)                                         (a)173,200           2,274
AU Optronics Corp. ADR                                                       104,300           1,331
Avnet, Inc.                                                               (a)211,300           3,491
BISYS Group, Inc. (The)                                                   (a)364,500           4,793
BMC Software, Inc.                                                        (a)190,000           2,647
Cadence Design Systems, Inc.                                               (a)95,700           1,282
CDW Corp.                                                                     52,300           3,020
Celestica, Inc.                                                           (a)210,000           3,331
Check Point Software Technologies Ltd.                                     (a)82,800           1,391
Compuware Corp.                                                         (a)1,011,300           5,421
Comverse Technology, Inc.                                                  (a)85,700           1,282
DST Systems, Inc.                                                         (a)123,200           4,632
Emulex Corp.                                                               (a)51,000           1,299
Fairchild Semiconductor International, Inc.,
  Class A                                                                 (a)190,200           3,153
Informatica Corp.                                                          (a)64,200             478
Integrated Device Technology, Inc.                                        (a)255,800           3,177
Internet Security Systems, Inc.                                           (a)133,000           1,662
Intersil Corp., Class A                                                    (a)89,500           2,130
Lam Research Corp.                                                         (a)28,700             636
Lucent Technologies, Inc.                                               (a)1,501,500           3,243

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
McData Corp., Class A                                                      (a)72,900   $         873
Microchip Technology, Inc.                                                    52,400           1,254
National Semiconductor Corp.                                               (a)68,200           2,202
NCR Corp.                                                                  (a)95,900           3,039
NetIQ Corp.                                                               (a)144,800           1,729
Network Associates, Inc.                                                  (a)213,200           2,934
ON Semiconductor Corp.                                                    (a)317,600           1,302
Peoplesoft, Inc.                                                          (a)126,300           2,297
Polycom, Inc.                                                             (a)109,600           1,820
Powerwave Technologies, Inc.                                               (a)88,900             589
Quest Software, Inc.                                                      (a)189,000           2,287
RF Micro Devices, Inc.                                                     (a)56,000             520
Siebel Systems, Inc.                                                      (a)582,900           5,666
Silicon Storage Technology, Inc.                                          (a)297,700           2,605
Solectron Corp.                                                           (a)745,700           4,362
Sybase, Inc.                                                               (a)60,000           1,021
Tech Data Corp.                                                           (a)149,100           4,600
VeriSign, Inc.                                                            (a)160,500           2,162
Vishay Intertechnology, Inc.                                              (a)165,600           2,901
Wind River Systems, Inc.                                                   (a)74,700             425
----------------------------------------------------------------------------------------------------
                                                                                             105,325
====================================================================================================
UTILITIES (8.1%)
Allegheny Energy, Inc.                                                    (a)420,900           3,847
American Electric Power Co., Inc.                                             82,500           2,475
AT&T Wireless Services, Inc.                                              (a)263,000           2,151
Cincinnati Bell, Inc.                                                     (a)194,200             988
Constellation Energy Group, Inc.                                              90,900           3,252
Duquesne Light Holdings, Inc.                                                112,800           1,742
Edison International                                                      (a)172,200           3,289
Energy East Corp.                                                            107,800           2,418
Exelon Corp.                                                                  86,700           5,505
FirstEnergy Corp.                                                             59,300           1,892
Kinder Morgan Management LLC                                               (a)32,500           1,241
Nicor, Inc.                                                                   18,900             664
PNM Resources, Inc.                                                           29,100             816
Reliant Resources, Inc.                                                   (a)194,500             996
Sempra Energy Co.                                                            119,500           3,509
Sprint Corp. (PCS Group)                                                  (a)295,600           1,694
Williams Cos., Inc.                                                          793,000           7,470
----------------------------------------------------------------------------------------------------
                                                                                              43,949
====================================================================================================
  TOTAL COMMON STOCKS (COST $454,209)                                                        536,255
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
REPURCHASE AGREEMENT (1.5%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $8,047)                                                        $    (f)8,047           8,047
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $462,256)                                                   544,302
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                      $       4,349
  Receivable for Portfolio Shares Sold                                           685
  Dividends Receivable                                                           488
  Other                                                                           25   $       5,547
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.9%)
  Payable for Investments Purchased                                           (4,953)
  Payable for Portfolio Shares Redeemed                                       (3,552)
  Payable for Investment Advisory Fees                                        (1,042)
  Bank Overdraft Payable                                                        (581)
  Payable for Trustees' Fees and Expenses                                        (69)
  Payable for Administrative Fees                                                (45)
  Payable for Distribution Fees -- Adviser Class                                 (18)
  Payable for Custodian Fees                                                      (6)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (2)
  Other Liabilities                                                              (69)        (10,337)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     539,512
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     832,942
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              480
Accumulated Net Realized Gain (Loss)                                                        (375,956)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       82,046
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     539,512
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     441,775
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 24,447,438 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.07
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      13,004
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 724,281 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      84,733
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,719,638 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. SMALL CAP VALUE PORTFOLIO

The U.S. Small Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.09%, compared to 36.50% for the Russell 2000 Index (the "Index"). Note that as of September 30, 2003, the Portfolio name changed to the U.S. Small Cap Value Portfolio, and the Index changed to the Russell 2000 Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight relative to the Index in riskier stocks such as these, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the technology, health care, and consumer durables sectors. In addition, our cash position, which averaged approximately 4%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within financial services, utilities, and food and tobacco; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We also maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices.

Relative to the Index, we increased exposure to consumer services, especially in the areas of gaming and lodging, while reducing our weighting in consumer durables. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

             U.S. SMALL CAP
            VALUE PORTFOLIO -          RUSSELL                RUSSELL 2000
           INSTITUTIONAL CLASS        2000 INDEX              VALUE INDEX
93            5,000,000                5,000,000                5,000,000
94            5,401,920                5,131,390                5,202,380
95            6,394,920                6,331,890                6,168,770
96            7,929,940                7,164,330                7,000,520
97           11,880,000                9,541,940                9,986,180
98            9,700,530                7,726,790                8,709,070
99           12,013,100                9,199,970                9,216,300
00           14,789,000               11,351,700               10,631,800
01           11,646,200                8,944,390               11,228,100
02           10,834,500                8,111,950               11,063,600
03           14,093,500               11,073,000               14,567,000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX AND RUSSELL 2000 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.09%   7.76%   10.92%      10.91%
Russell 2000 Value Index -- Institutional
  Class                                      31.66   10.84    11.29       11.20
Russell 2000 Index -- Institutional Class    36.50    7.46     8.28        8.65
Portfolio -- Adviser Class(4)                29.76      --       --        4.85
Russell 2000 Value Index -- Adviser Class    31.66      --       --        9.98
Russell 2000 Index -- Adviser Class          36.50      --       --        4.51

(1) The Russell 2000 Value Index and the Russell 2000 Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1986.
(4)  Commenced offering on January 22, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX, TO THE RUSSELL 2000 VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
BASIC RESOURCES (3.5%)
Albany International Corp., Class A                                           86,300   $       2,662
Bowater, Inc.                                                                103,500           4,353
FMC Corp.                                                                  (a)61,000           1,537
Georgia Gulf Corp.                                                           113,900           2,660
GrafTech International Ltd.                                               (a)187,500           1,500
Hercules, Inc.                                                             (a)95,100           1,077
IMC Global, Inc.                                                             256,400           1,644
Schulman, Inc., Class A                                                       75,300           1,194
Scotts Co. (The)                                                           (a)68,800           3,763
Steel Dynamics, Inc.                                                       (a)59,600             902
----------------------------------------------------------------------------------------------------
                                                                                              21,292
====================================================================================================
CONSUMER DURABLES (3.4%)
Beazer Homes USA, Inc.                                                     (a)19,400           1,637
Furniture Brands International, Inc.                                      (a)121,700           2,933
MDC Holdings, Inc.                                                            31,400           1,695
Meritage Corp.                                                             (a)34,600           1,635
Polaris Industries, Inc.                                                      21,600           1,602
Standard Pacific Corp.                                                        53,800           2,039
Trex Co., Inc.                                                             (a)74,100           2,301
WCI Communities, Inc.                                                     (a)203,700           3,361
Winnebago Industries, Inc.                                                    76,800           3,424
----------------------------------------------------------------------------------------------------
                                                                                              20,627
====================================================================================================
CONSUMER SERVICES (7.3%)
Alliance Gaming Corp.                                                     (a)190,000           3,853
Ameristar Casinos, Inc.                                                   (a)177,600           4,447
Argosy Gaming Co.                                                         (a)174,400           4,255
Charter Communications, Inc., Class A                                     (a)316,000           1,302
Choice Hotels International, Inc.                                         (a)103,600           3,006
Cumulus Media, Inc., Class A                                              (a)101,600           1,732
Extended Stay America, Inc.                                               (a)185,100           2,764
Gray Television, Inc.                                                        352,700           4,120
Isle of Capri Casinos, Inc.                                               (a)106,400           2,108
Journal Communications, Inc.                                               (a)43,800             725
La Quinta Corp.                                                           (a)458,500           2,856
Penn National Gaming, Inc.                                                (a)405,900           8,654
SCP Pool Corp.                                                            (a)136,300           3,792
----------------------------------------------------------------------------------------------------
                                                                                              43,614
====================================================================================================
ENERGY (4.3%)
Cimarex Energy Co.                                                        (a)156,100           3,060
Forest Oil Corp.                                                          (a)198,900           4,764
Grey Wolf, Inc.                                                           (a)992,100           3,452
Horizon Offshore, Inc.                                                    (a)190,600             783
Key Energy Services, Inc.                                                 (a)390,800           3,771
Newpark Resources, Inc.                                                   (a)305,300           1,313
Oil States International, Inc.                                            (a)126,700           1,608
St. Mary Land & Exploration Co.                                               70,700           1,790
Ultra Petroleum Corp.                                                     (a)153,600           2,143
W-H Energy Services, Inc.                                                 (a)179,000           3,186
----------------------------------------------------------------------------------------------------
                                                                                              25,870
====================================================================================================
FINANCIAL SERVICES (18.4%)
Affiliated Managers Group, Inc.                                            (a)58,100           3,649
American Financial Group, Inc.                                               140,100           3,047
Associated Banc-Corp.                                                         73,500   $       2,778
Bancorpsouth, Inc.                                                            71,200           1,559
BankAtlantic Bancorp, Inc., Class B                                           23,100             329
BRE Properties, Inc., Class A REIT                                            43,800           1,445
Brookline Bancorp, Inc.                                                       82,100           1,209
Camden Property Trust REIT                                                    52,800           2,029
CarrAmerica Realty Corp. REIT                                                 67,700           2,021
Catellus Development Corp. REIT                                           (a)115,500           2,824
Colonial BancGroup, Inc. (The)                                               102,200           1,476
Cullen/Frost Bankers, Inc.                                                    78,700           2,930
Dime Community Bancshares, Inc.                                               49,900           1,148
Direct General Corp.                                                       (a)67,300           1,687
Downey Financial Corp.                                                        72,000           3,365
East-West Bancorp, Inc.                                                       21,200             906
Equity One, Inc.                                                              66,200           1,125
F.N.B. Corp.                                                                  46,100           1,590
Financial Federal Corp.                                                    (a)29,800             909
First Midwest Bancorp., Inc.                                                 132,100           3,925
First Niagara Financial Group, Inc.                                          176,600           2,667
GATX Corp.                                                                    75,600           1,599
Greater Bay Bancorp.                                                         149,600           3,112
Harleysville Group, Inc.                                                      10,400             242
Hibernia Corp., Class A                                                      230,200           4,664
Hilb, Rogal & Hamilton Co.                                                    70,800           2,198
IBERIABANK Corp.                                                              26,400           1,389
Infinity Property & Casualty Corp.                                            42,300           1,189
Kilroy Realty Corp. REIT                                                     111,800           3,192
Local Financial Corp.                                                      (a)79,500           1,422
Macerich Co. (The)                                                            54,500           2,057
MAF Bancorp, Inc.                                                             42,700           1,631
Main Street Banks, Inc.                                                       62,900           1,576
Mercantile Bankshares Corp.                                                   29,000           1,160
National Financial Partners Corp.                                          (a)20,900             564
Platinum Underwriters Holdings Ltd.                                          117,900           3,313
Prentiss Properties Trust REIT                                                86,200           2,672
Provident Bankshares Corp.                                                    38,000           1,073
Provident Financial Group, Inc.                                               57,700           1,613
PS Business Parks, Inc. REIT                                                  63,200           2,385
Regency Centers Corp. REIT                                                    41,000           1,511
Scottish Re Group Ltd.                                                       153,400           3,705
Selective Insurance Group                                                     50,600           1,506
Sky Financial Group, Inc.                                                    182,700           4,113
Southwest Bancorp of Texas, Inc.                                              29,700           1,084
Stancorp Financial Group, Inc.                                                77,300           4,441
Texas Regional Bancshares, Inc.                                              156,100           5,275
United Dominion Realty Trust, Inc. REIT                                      105,100           1,924
Universal Health Realty Income Trust REIT                                     45,100           1,224
W. Holding Co., Inc.                                                         121,600           2,177
Webster Financial Corp.                                                      100,400           4,004
----------------------------------------------------------------------------------------------------
                                                                                             110,633
====================================================================================================
FOOD & TOBACCO (2.3%)
NBTY, Inc.                                                                (a)230,800           5,389
Pilgrim's Pride Corp.                                                        222,500           2,781
Smithfield Foods, Inc.                                                    (a)132,100           2,537

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FOOD & TOBACCO (CONT'D)
Universal Corp.                                                               75,200   $       3,168
----------------------------------------------------------------------------------------------------
                                                                                              13,875
====================================================================================================
HEALTH CARE (12.4%)
American Medical Security Group, Inc.                                     (a)153,000           3,107
Cephalon, Inc.                                                             (a)71,800           3,297
Conceptus, Inc.                                                           (a)218,900           2,868
Coventry Health Care, Inc.                                                (a)181,700           9,583
CTI Molecular Imaging, Inc.                                                (a)78,400           1,158
Endo Pharmaceuticals Holdings, Inc.                                       (a)195,500           3,998
Fisher Scientific International, Inc.                                      (a)35,200           1,397
Immucor, Inc.                                                             (a)250,300           6,746
LifePoint Hospitals, Inc.                                                 (a)159,500           3,836
Medicines Co.                                                             (a)193,700           5,036
MGI Pharma, Inc.                                                          (a)179,000           7,028
Pozen, Inc.                                                               (a)102,600           1,845
Regeneration Technologies, Inc.                                           (a)224,100           2,028
Respironics, Inc.                                                         (a)110,900           4,633
Select Medical Corp.                                                       (a)43,100           1,241
Serologicals Corp.                                                         (a)85,800           1,128
Steris Corp.                                                              (a)248,400           5,718
Thoratec Corp.                                                            (a)105,100           1,786
United Therapeutics Corp.                                                 (a)215,300           4,864
Universal Display Corp.                                                   (a)124,400           1,292
Vertex Pharmaceuticals, Inc.                                              (a)137,700           1,694
----------------------------------------------------------------------------------------------------
                                                                                              74,283
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (11.7%)
AGCO Corp.                                                                 (a)40,100             687
Ametek, Inc.                                                                  89,500           3,836
AMR Corp.                                                                 (a)126,400           1,447
Anteon International Corp.                                                 (a)52,400           1,604
Arkansas Best Corp.                                                          182,600           5,022
BearingPoint, Inc.                                                        (a)188,900           1,507
Benchmark Electronics, Inc.                                                (a)40,000           1,691
Black Box Corp.                                                               33,700           1,342
CIRCOR International, Inc.                                                    67,600           1,298
Continental Airlines, Inc., Class B                                        (a)84,500           1,401
Covenant Transport, Inc.                                                  (a)137,700           2,534
Delta Air Lines, Inc.                                                        188,800           2,511
DRS Technologies, Inc.                                                    (a)186,900           4,510
ExpressJet Holdings, Inc.                                                 (a)151,400           2,089
Gardner Denver, Inc.                                                      (a)104,000           2,185
Genesee & Wyoming, Inc., Class A                                           (a)97,900           2,321
Goodrich Corp.                                                                91,200           2,211
Insituform Technologies, Inc., Class A                                     (a)91,100           1,618
Minerals Technologies, Inc.                                                   34,600           1,761
Navistar International Corp.                                               (a)57,700           2,151
Oshkosh Truck Corp.                                                           81,200           3,216
Robbins & Myers, Inc.                                                         72,400           1,610
Ryder System, Inc.                                                            72,200           2,117
SCS Transportation, Inc.                                                   (a)68,500           1,034
Skywest, Inc.                                                                 98,500           1,706
Tetra Tech, Inc.                                                           (a)56,500           1,125
Texas Industries, Inc.                                                        62,800           1,545
USF Corp.                                                                     35,400           1,114
Wabash National Corp.                                                      (a)53,100   $         847
Waste Connections, Inc.                                                   (a)132,000           4,632
Watts Industries, Inc.                                                       154,500           2,722
Yellow Corp.                                                              (a)159,200           4,757
----------------------------------------------------------------------------------------------------
                                                                                              70,151
====================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                    (a)311,300           5,339
Foot Locker, Inc.                                                            188,600           3,055
Footstar, Inc.                                                            (a)164,800           1,114
Galyan's Trading Co., Inc.                                                 (a)29,700             303
Hancock Fabrics, Inc.                                                        199,500           3,148
Hollywood Entertainment Corp.                                             (a)218,100           3,708
Jo-Ann Stores, Inc.                                                       (a)131,900           3,680
Linens 'N Things, Inc.                                                    (a)180,700           4,297
Quiksilver, Inc.                                                          (a)148,600           2,370
Sonic Corp.                                                               (a)214,500           5,423
Stage Stores, Inc.                                                        (a)131,700           3,356
Tuesday Morning Corp.                                                     (a)126,400           3,518
Tweeter Home Entertainment Group, Inc.                                     (a)66,200             508
Urban Outfitters, Inc.                                                    (a)225,600           5,879
----------------------------------------------------------------------------------------------------
                                                                                              45,698
====================================================================================================
TECHNOLOGY (23.1%)
Advanced Digital Information Corp.                                        (a)132,500           1,858
Aeroflex, Inc.                                                            (a)176,800           1,565
AMIS Holdings, Inc.                                                        (a)73,400           1,355
Andrew Corp.                                                              (a)221,500           2,722
Ascential Software Corp.                                                  (a)142,900           2,648
Aspect Communications Corp.                                               (a)191,000           1,591
Asyst Technologies, Inc.                                                  (a)164,100           2,309
Avid Technology, Inc.                                                      (a)36,300           1,918
Avocent Corp.                                                              (a)47,200           1,430
Axcelis Technologies, Inc.                                                (a)170,300           1,407
BISYS Group, Inc. (The)                                                   (a)279,900           3,681
Borland Software Corp.                                                    (a)227,400           2,094
CommScope, Inc.                                                           (a)128,600           1,551
Conexant Systems, Inc.                                                    (a)279,900           1,584
Cray, Inc.                                                                (a)154,700           1,699
Digital Insight Corp.                                                      (a)76,400           1,520
Digital River, Inc.                                                        (a)55,600           1,521
Documentum, Inc.                                                          (a)117,400           2,502
Dot Hill Systems Corp.                                                     (a)99,500           1,350
DuPont Photomasks, Inc.                                                    (a)64,500           1,465
Earthlink, Inc.                                                           (a)206,000           1,695
Electronics for Imaging, Inc.                                             (a)108,600           2,533
Emulex Corp.                                                               (a)67,000           1,706
Enterasys Networks, Inc.                                                  (a)269,900           1,080
FileNET Corp.                                                             (a)151,200           3,035
GlobespanVirata, Inc.                                                     (a)268,100           1,936
Hutchinson Technology, Inc.                                                (a)60,800           2,012
Hyperion Solutions Corp.                                                  (a)100,100           2,890
II-Vi, Inc.                                                                (a)27,300             546
Imation Corp.                                                                 42,800           1,397
Inet Technologies, Inc.                                                   (a)144,300           1,867
Informatica Corp.                                                         (a)269,100           2,005
Inter-Tel, Inc.                                                               58,400           1,434

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Intergraph Corp.                                                          (a)106,200   $       2,472
Internet Security Systems, Inc.                                           (a)123,200           1,540
Intrado, Inc.                                                              (a)68,700           1,565
Ixia                                                                      (a)203,900           2,206
JDA Software Group, Inc.                                                   (a)93,200           1,386
Kemet Corp.                                                               (a)139,700           1,780
Komag, Inc.                                                                (a)90,500           1,586
Kronos, Inc.                                                               (a)29,200           1,545
Lexar Media, Inc.                                                          (a)98,800           1,684
Lightbridge, Inc.                                                         (a)147,300           1,389
Macromedia, Inc.                                                           (a)60,500           1,497
Macrovision Corp.                                                          (a)75,000           1,385
Mentor Graphics Corp.                                                      (a)84,500           1,481
Micromuse, Inc.                                                           (a)195,700           1,601
Mindspeed Technologies, Inc.                                              (a)299,600           1,615
MRO Software, Inc.                                                        (a)135,100           1,844
NetIQ Corp.                                                               (a)220,200           2,629
ON Semiconductor Corp.                                                    (a)348,500           1,429
Openwave Systems, Inc.                                                    (a)298,600           1,260
Overland Storage, Inc.                                                     (a)80,600           1,189
Pinnacle Systems, Inc.                                                    (a)177,300           1,495
Pixelworks, Inc.                                                          (a)151,200           1,303
Planar Systems, Inc.                                                       (a)69,100           1,482
Plantronics, Inc.                                                         (a)100,800           2,406
Polycom, Inc.                                                              (a)91,200           1,515
Powerwave Technologies, Inc.                                              (a)194,900           1,290
Quest Software, Inc.                                                      (a)196,000           2,372
Radisys Corp.                                                              (a)83,800           1,512
RF Micro Devices, Inc.                                                    (a)192,600           1,789
RSA Security, Inc.                                                        (a)106,800           1,525
Silicon Laboratories, Inc.                                                 (a)39,100           1,757
Silicon Storage Technology, Inc.                                          (a)352,600           3,085
Skyworks Solutions, Inc.                                                  (a)272,200           2,477
SRA International, Inc.                                                    (a)38,800           1,452
Standard Micosystems Corp.                                                 (a)68,200           1,840
Sybase, Inc.                                                              (a)208,300           3,543
Synaptics, Inc.                                                           (a)112,300           1,208
Tech Data Corp.                                                            (a)65,800           2,030
TTM Technologies, Inc.                                                     (a)83,300           1,189
United Online, Inc.                                                        (a)43,000           1,493
Varian Semiconductor Equipment Associates, Inc.                            (a)55,200           2,067
Vignette Corp.                                                            (a)767,700           1,766
WebEx Communications, Inc.                                                 (a)94,700           1,798
Zoran Corp.                                                                (a)83,500           1,628
----------------------------------------------------------------------------------------------------
                                                                                             139,011
====================================================================================================
UTILITIES (3.5%)
AGL Resources, Inc.                                                          112,800           3,177
Avista Corp.                                                                 110,500           1,722
Energen Corp.                                                                 93,300           3,375
ONEOK, Inc.                                                                  103,900           2,096
Peoples Energy Corp.                                                          41,200           1,705
PNM Resources, Inc.                                                           84,100           2,358
Southwestern Energy Co.                                                   (a)102,800           1,861
UGI Corp.                                                                     52,600           1,522
WGL Holdings, Inc.                                                           112,000   $       3,089
----------------------------------------------------------------------------------------------------
                                                                                              20,905
====================================================================================================
  TOTAL COMMON STOCKS (COST $505,258)                                                        585,959
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $16,338)                                                       $   (f)16,338          16,338
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $521,596)                                                   602,297
====================================================================================================

                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
  Receivable for Investments Sold                                              7,253
  Receivable for Portfolio Shares Sold                                           533
  Dividends Receivable                                                           425
  Other                                                                           26           8,237
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.6%)
  Payable for Investments Purchased                                           (6,137)
  Payable for Portfolio Shares Redeemed                                       (1,422)
  Payable for Investment Advisory Fees                                        (1,120)
  Bank Overdraft Payable                                                        (647)
  Payable for Trustees' Fees and Expenses                                        (60)
  Payable for Administrative Fees                                                (54)
  Payable for Distribution Fees -- Adviser Class                                 (14)
  Payable for Custodian Fees                                                     (12)
  Other Liabilities                                                              (57)         (9,523)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     601,011
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     647,583
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          659
Accumulated Net Realized Gain (Loss)                                                        (127,932)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       80,701
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     601,011
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     536,620
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,503,888 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.19
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      64,391
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,545,678 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.16
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

------------
(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

VALUE PORTFOLIO

The Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.19% compared to a 24.40% return for the S&P 500 Index ("the Index").

FACTORS AFFECTING PERFORMANCE

Stock selection was strong during the period; sector selection had a neutral impact on results.

Stock selection contributed to results most notably in the Portfolio's heavy industry, financial services, and retail names.

In terms of sector allocation, the Portfolio was underweight in the technology sector relative to the Index, which hurt results. Sector exposures relative to the Index in beverages & personal products (underweight), health care (underweight), retail (overweight) and financial services (overweight) gave a boost to relative returns.

MANAGEMENT STRATEGIES

The fund maintained a cyclical exposure, which benefited results.

Portfolio strategy over the last twelve months continued to reflect a bias toward stocks with attractive valuations relative to their profitability and growth characteristics.

Exposure was increased in drug stocks, where share prices had declined over concerns about the new product pipeline, generic drug competition, and other, company-specific product concerns. In our view, drug stock prices became oversold relative to the underlying quality of the companies, which in general exhibited high returns and high free cash flow, with relatively unleveraged balance sheets.

Another emphasis during the year was the retail group, which we believed was undervalued by a market that underestimated the strength of consumer spending.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

              VALUE PORTFOLIO -
             INSTITUTIONAL CLASS      S&P 500 INDEX
93              5,000,000               5,000,000
94              5,372,310               5,184,330
95              7,122,450               6,726,810
96              8,433,630               8,094,680
97             11,913,000              11,366,900
98              9,958,110              12,395,200
99             10,784,600              15,841,100
00             11,827,300              17,943,300
01             12,854,700              13,167,400
02             10,036,200              10,472,400
03             13,066,000              13,026,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.19%   5.58%   10.08%      12.89%
Index -- Institutional Class                 24.40    1.00    10.05       12.73
Portfolio -- Investment Class(4)             30.06    5.43       --        6.61
Index -- Investment Class                    24.40    1.00       --        7.80
Portfolio -- Adviser Class(5)                29.87    5.32       --        7.49
Index -- Adviser Class                       24.40    1.00       --        8.10

(1)  The S&P 500 Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 5, 1984.
(4)  Commenced offering on May 6, 1996.
(5)  Commenced offering on July 17, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
BASIC RESOURCES (8.0%)
Air Products & Chemicals, Inc.                                               288,800   $      13,025
Dow Chemical Co. (The)                                                       203,700           6,629
Engelhard Corp.                                                              497,300          13,760
International Paper Co.                                                      217,000           8,467
Lubrizol Corp.                                                               427,400          13,869
PPG Industries, Inc.                                                         109,500           5,718
Rohm & Haas Co.                                                              283,200           9,473
Weyerhaeuser Co.                                                             162,700           9,510
----------------------------------------------------------------------------------------------------
                                                                                              80,451
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Fortune Brands, Inc.                                                         181,500          10,300
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.7%)
Black & Decker Corp.                                                         247,800          10,048
Masco Corp.                                                                  328,800           8,049
Maytag Corp.                                                                 227,100           5,671
Stanley Works (The)                                                          509,500          15,040
Whirlpool Corp.                                                              273,200          18,515
----------------------------------------------------------------------------------------------------
                                                                                              57,323
====================================================================================================
ENERGY (5.9%)
BP plc ADR                                                                (c)417,200          17,564
ChevronTexaco Corp.                                                          173,400          12,389
ConocoPhillips, Inc.                                                         120,400           6,592
Occidental Petroleum Corp.                                                   186,600           6,574
Royal Dutch Petroleum Co.                                                    383,700          16,960
----------------------------------------------------------------------------------------------------
                                                                                              60,079
====================================================================================================
FINANCIAL SERVICES (31.9%)
ACE Ltd.                                                                     162,100           5,362
Allstate Corp. (The)                                                         111,600           4,077
Bank of America Corp.                                                        338,000          26,378
Capital One Financial Corp.                                                  238,500          13,604
CIT Group, Inc.                                                              391,200          11,251
Citigroup, Inc.                                                              491,900          22,386
Comerica, Inc.                                                               386,700          18,020
Everest Reinsurance Group Ltd.                                               181,200          13,619
Freddie Mac                                                                  460,300          24,097
Goldman Sachs Group, Inc. (The)                                              207,400          17,401
Hartford Financial Services Group, Inc.                                      341,800          17,989
Lehman Brothers Holdings, Inc.                                               191,600          13,236
MBNA Corp.                                                                   726,300          16,560
Mellon Financial Corp.                                                       323,600           9,753
Merrill Lynch & Co., Inc.                                                    402,300          21,535
MGIC Investment Corp.                                                     (c)189,100           9,846
PNC Financial Services Group                                                 465,000          22,125
Prudential Financial, Inc.                                                    63,400           2,369
St. Paul Cos., Inc.                                                          192,500           7,128
Travelers Property Casualty Corp., Class A                                   466,600           7,410
Travelers Property Casualty Corp., Class B                                    31,900             507
U.S. Bancorp                                                                 584,700          14,027
Wachovia Corp.                                                               272,600          11,228
Washington Mutual, Inc.                                                      172,300           6,783
Wells Fargo & Co.                                                            118,300           6,092
----------------------------------------------------------------------------------------------------
                                                                                             322,783
====================================================================================================
FOOD & TOBACCO (2.0%)
Altria Group, Inc.                                                           456,700          20,003
----------------------------------------------------------------------------------------------------
HEALTH CARE (11.1%)
Beckman Coulter, Inc.                                                        221,300          10,078
Bristol-Myers Squibb Co.                                                     753,300          19,330
Health Net, Inc.                                                          (a)719,500          22,786
Merck & Co., Inc.                                                            373,700          18,917
Pfizer, Inc.                                                                 737,400          22,402
Wyeth                                                                        400,000          18,440
----------------------------------------------------------------------------------------------------
                                                                                             111,953
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (12.6%)
Burlington Northern Santa Fe Corp.                                           155,100           4,478
Caterpillar, Inc.                                                            125,300           8,626
Cooper Industries Ltd., Class A                                              158,300           7,603
Eaton Corp.                                                                  171,500          15,198
Honeywell International, Inc.                                                433,300          11,417
Ingersoll-Rand Co., Class A                                                  259,300          13,857
Navistar International Corp.                                           (a)(c)347,400          12,951
Northrop Grumman Corp.                                                        78,400           6,760
Parker-Hannifin Corp.                                                        330,800          14,787
Tyco International Ltd.                                                    1,423,100          29,074
Waste Management, Inc.                                                        88,100           2,305
----------------------------------------------------------------------------------------------------
                                                                                             127,056
====================================================================================================
RETAIL (8.0%)
Best Buy Co., Inc.                                                        (a)306,900          14,584
Home Depot, Inc.                                                             722,200          23,002
Kroger Co. (The)                                                        (a)1,506,400          26,920
Liz Claiborne, Inc.                                                          372,100          12,670
VF Corp.                                                                     106,100           4,128
----------------------------------------------------------------------------------------------------
                                                                                              81,304
====================================================================================================
TECHNOLOGY (6.6%)
Accenture Ltd., Class A                                                (a)(c)733,300          16,382
Check Point Software Technologies Ltd.                                 (a)(c)457,400           7,684
Computer Sciences Corp.                                                   (a)337,100          12,665
Hewlett-Packard Co.                                                        1,063,200          20,584
Nokia Oyj ADR, Class A                                                       637,200           9,940
----------------------------------------------------------------------------------------------------
                                                                                              67,255
====================================================================================================
UTILITIES (5.0%)
FirstEnergy Corp.                                                            639,300          20,394
SBC Communications, Inc.                                                     715,400          15,918
Verizon Communications, Inc.                                                 446,400          14,481
----------------------------------------------------------------------------------------------------
                                                                                              50,793
====================================================================================================
  TOTAL COMMON STOCKS (COST $838,402)                                                        989,300
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
 SECURITIES (1.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $      (h)216             216
BETA Finance, Inc., 1.08%, 6/16/04                                          (h)1,009           1,009
CC USA, Inc., 1.09%, 2/6/04                                                   (h)360             360
Citibank Credit Card, 1.14%, 11/7/03                                          (h)389             389
Deutsche Bank London AG, 1.07%, 10/27/03                                         721             721

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

VALUE PORTFOLIO

                                                                                FACE
                                                                              AMOUNT           VALUE
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (CONT'D)
Dorado Finance, Inc., 1.09%, 2/5/04                                    $      (h)360   $         360
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                717             717
Federal National Mortgage Association,
  1.07%, 1/29/04                                                            (h)2,163           2,163
Grampian Funding LLC, 1.07%, 11/24/03                                            403             403
International Credit Card Funding No. l Ltd.,
  1.12%, 3/19/04                                                              (h)836             836
Links Finance LLC, 1.08%, 6/16/04                                             (h)360             360
Links Finance LLC, 1.09%, 5/24/04                                             (h)576             576
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)317             317
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)577             577
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)255             255
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)721             721
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)570             570
UBS Securities LLC, 1.11%, 10/1/03                                             4,222           4,222
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)721             721
----------------------------------------------------------------------------------------------------
                                                                                              15,493
====================================================================================================
REPURCHASE AGREEMENT (2.9%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                               (f)29,369          29,369
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $44,862)                                                 44,862
====================================================================================================
TOTAL INVESTMENTS (102.2%) (COST $883,264) --
  INCLUDING $15,290 OF SECURITIES LOANED                                                   1,034,162
====================================================================================================

                                                                               VALUE
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                              8,884
  Dividends Receivable                                                         1,457
  Receivable for Portfolio Shares Sold                                           203
  Interest Receivable                                                              1
  Other                                                                           46          10,591
----------------------------------------------------------------------------------------------------
LIABILITIES (-3.2%)
  Collateral on Securities Loaned, at Value                                  (15,493)
  Payable for Investments Purchased                                          (14,322)
  Payable for Investment Advisory Fees                                        (1,274)
  Payable for Portfolio Shares Redeemed                                       (1,218)
  Payable for Distribution Fees --
    Adviser Class                                                               (131)
  Payable for Administrative Fees                                                (87)
  Payable for Trustees' Fees and Expenses                                        (79)
  Payable for Custodian Fees                                                      (5)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (3)
  Other Liabilities                                                             (106)        (32,718)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,012,035
====================================================================================================

                                                                                              AMOUNT
                                                                                               (000)
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   1,132,714
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                        3,588
Accumulated Net Realized Gain (Loss)                                                        (275,165)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      150,898
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,012,035
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     363,636
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 26,667,197 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.64
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      26,169
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,917,573 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.65
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     622,230
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 45,686,869 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.62
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                                                   MID CAP       STRATEGIC
                                                                                    EQUITY          GROWTH     SMALL VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +:
Dividends                                                                     $      3,418    $      2,007    $        466
Interest                                                                                40             246              22
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              3,458           2,253             488
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                                878           4,409             357
Administrative Fee                                                                     159             826              43
Custodian Fee                                                                           20             113              98
Shareholder Reporting Fee                                                               17             119               4
Professional Fees                                                                       27              35              22
Distribution Fees -- Adviser Class shares                                                2           1,059              --
Trustees' Fees and Expenses                                                             --              28               1
Other Expenses                                                                          --             113              14
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       1,103           6,702             539
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (10)            (89)             --
Waiver of Investment Advisory Fees                                                      --              --            (129)
Expense Offset                                                                          (1)             (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         1,092           6,610             410
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         2,366          (4,357)             78
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                     8,131          45,464             991
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                         29,663         203,522           8,289
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                       37,794         248,986           9,280
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $     40,160    $    244,629    $      9,358
--------------------------------------------------------------------------------------------------------------------------

+ Net of $14 withholding tax for the Mid Cap Growth Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS (CONT'D)

For the Year Ended September 30, 2003

                                                                                  U.S. MID      U.S. SMALL
                                                                                 CAP VALUE       CAP VALUE           VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME+:
Dividends                                                                     $      6,152    $      5,888    $     21,147
Interest                                                                               124             287             220
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              6,276           6,175          21,367
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                              4,722           4,200           4,886
Administrative Fee                                                                     570             514             900
Custodian Fee                                                                           81             108             101
Shareholder Reporting Fee                                                               57              34             141
Professional Fees                                                                       33              35              53
Shareholder Servicing Fee -- Investment Class shares                                    28              --              34
Distribution Fees -- Adviser Class shares                                              216             134           1,283
Trustees' Fees and Expenses                                                              8              --              --
Other Expenses                                                                          87              82              72
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       5,802           5,107           7,470
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (36)            (20)            (57)
Expense Offset                                                                          (3)             (3)             (1)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         5,763           5,084           7,412
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                           513           1,091          13,955
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                  (124,379)         (6,030)       (126,760)
Foreign Currency Transactions                                                           --              (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                          (124,379)         (6,033)       (126,760)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                        303,118         151,629         355,321
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                      178,739         145,596         228,561
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $    179,252    $    146,687    $    242,516
--------------------------------------------------------------------------------------------------------------------------

+ Net of $13 withholding tax for the U.S. Small Cap Value Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  EQUITY                      MID CAP GROWTH
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      2,366    $      2,391    $     (4,357)   $     (6,483)
  Net Realized Gain (Loss)                                                   8,131         (45,301)         45,464        (406,975)
  Net Change in Unrealized Appreciation (Depreciation)                      29,663         (16,995)        203,522         210,629
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           40,160         (59,905)        244,629        (202,829)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,539)         (2,869)             --              --
ADVISER CLASS:
  Net Investment Income                                                         (7)             (4)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,546)         (2,873)             --              --
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                36,506          98,583         223,058         290,176
  Distributions Reinvested                                                   2,449           2,764              --              --
  Redeemed                                                                 (97,710)       (270,125)       (229,215)       (812,733)
ADVISER CLASS:
  Subscribed                                                                   148             288         187,568         203,656
  Distributions Reinvested                                                       7               4              --              --
  Redeemed                                                                    (198)           (562)       (159,693)       (373,258)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                        (58,798)       (169,048)         21,718        (692,159)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (21,184)       (231,826)        266,347        (894,988)
NET ASSETS:
  Beginning of Period                                                      172,299         404,125         824,984       1,719,972
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    151,115    $    172,299    $  1,091,331    $    824,984
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        435    $        646    $        (92)   $        (52)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          5,053          11,115          18,366          22,307
  Shares Issued on Distributions Reinvested                                    316             282              --              --
  Shares Redeemed                                                          (12,370)        (28,836)        (19,735)        (56,470)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding         (7,001)        (17,439)         (1,369)        (34,163)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             18              29          14,498          13,642
  Shares Issued on Distributions Reinvested                                      1              --              --              --
  Shares Redeemed                                                              (26)            (55)        (13,076)        (24,932)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   (7)            (26)          1,422         (11,290)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           STRATEGIC SMALL VALUE            U.S. MID CAP VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $         78    $         36    $        513    $     (1,034)
  Net Realized Gain (Loss)                                                     991            (575)       (124,379)       (155,554)
  Net Change in Unrealized Appreciation (Depreciation)                       8,289          (2,745)        303,118         (62,454)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            9,358          (3,284)        179,252        (219,042)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                        (60)            (12)             --          (1,189)
  Net Realized Gain                                                             --             (99)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          (60)           (111)             --          (1,189)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                32,308          23,186         225,748         326,339
  Distributions Reinvested                                                      60             111              --           1,000
  Redeemed                                                                  (8,548)         (1,940)       (605,222)       (573,331)
INVESTMENT CLASS:
  Subscribed                                                                    --              --           4,769          15,447
  Redeemed                                                                      --              --         (31,125)        (21,022)
ADVISER CLASS:
  Subscribed                                                                    --              --          32,702          95,710
  Redeemed                                                                      --              --         (71,772)        (66,315)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         23,820          21,357        (444,900)       (222,172)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                   33,118          17,962        (265,648)       (442,403)
NET ASSETS:
  Beginning of Period                                                       20,396           2,434         805,160       1,247,563
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $     53,514    $     20,396    $    539,512    $    805,160
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $         31    $         24    $        480    $        (33)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          2,967           2,009          16,066          18,469
  Shares Issued on Distributions Reinvested                                      6               9              --              51
  Shares Redeemed                                                             (764)           (177)        (41,444)        (33,519)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding          2,209           1,841         (25,378)        (14,999)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --             313             890
  Shares Redeemed                                                               --              --          (2,053)         (1,162)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --          (1,740)           (272)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             --              --           2,114           5,148
  Shares Redeemed                                                               --              --          (4,799)         (3,997)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   --              --          (2,685)          1,151
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           U.S. SMALL CAP VALUE                    VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      1,091    $      3,358    $     13,955    $     14,054
  Net Realized Gain (Loss)                                                  (6,033)         10,357        (126,760)       (100,543)
  Net Change in Unrealized Appreciation (Depreciation)                     151,629         (22,196)        355,321        (229,744)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          146,687          (8,481)        242,516        (316,233)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,280)         (3,150)         (7,260)         (7,240)
  Net Realized Gain                                                             --          (1,996)             --              --
INVESTMENT CLASS:
  Net Investment Income                                                         --              --            (310)           (223)
ADVISER CLASS:
  Net Investment Income                                                        (59)            (16)         (6,551)         (7,335)
  Net Realized Gain                                                             --            (114)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,339)         (5,276)        (14,121)        (14,798)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                               221,655         450,040          98,739         184,113
  Distributions Reinvested                                                   1,807           4,626           7,030           6,864
  Redeemed                                                                (406,455)       (877,311)       (307,494)       (256,344)
INVESTMENT CLASS:
  Subscribed                                                                    --              --          13,267          16,286
  Distributions Reinvested                                                      --              --             306             220
  Redeemed                                                                      --              --         (12,039)         (9,456)
ADVISER CLASS:
  Subscribed                                                                20,461          37,188         197,545         303,258
  Distributions Reinvested                                                      59             130           6,537           7,311
  Redeemed                                                                 (21,631)        (32,754)       (231,355)       (391,475)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                       (184,104)       (418,081)       (227,464)       (139,223)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (39,756)       (431,838)            931        (470,254)
NET ASSETS:
  Beginning of Period                                                      640,767       1,072,605       1,011,104       1,481,358
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    601,011    $    640,767    $  1,012,035    $  1,011,104
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        659    $      2,955    $      3,588    $      3,820
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                         14,780          30,095           8,562          13,330
  Shares Issued on Distributions Reinvested                                    122             271             621             480
  Shares Redeemed                                                          (27,334)        (55,545)        (25,423)        (18,431)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding        (12,432)        (25,179)        (16,240)         (4,621)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --           1,058           1,092
  Shares Issued on Distributions Reinvested                                     --              --              26              16
  Shares Redeemed                                                               --              --            (991)           (700)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --              93             408
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                          1,265           2,193          15,648          20,858
  Shares Issued on Distributions Reinvested                                      4               7             570             513
  Shares Redeemed                                                           (1,432)         (2,144)        (20,819)        (29,574)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                 (163)             56          (4,601)         (8,203)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

EQUITY PORTFOLIO

                                                                            INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.18    $      9.75    $     17.28    $     19.82    $     20.44
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.11+          0.08+          0.09+          0.05+          0.14
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       1.72          (2.57)         (4.78)          3.53           5.24
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.83          (2.49)         (4.69)          3.58           5.38
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.11)         (0.08)         (0.09)         (0.05)         (0.17)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.11)         (0.08)         (2.84)         (6.12)         (6.00)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.90    $      7.18    $      9.75    $     17.28    $     19.82
===========================================================================================================================
TOTAL RETURN                                              25.78%        (25.71)%       (30.58)%        19.83%         30.15%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   150,432    $   171,698    $   403,062    $   615,078    $   635,593
Ratio of Expenses to Average Net Assets (1)                0.63%          0.66%          0.62%          0.61%          0.62%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                       1.35%          0.78%          0.71%          0.27%          0.64%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS
    TO AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.62%          0.66%          0.62%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.17    $      9.71    $     17.24    $     19.79    $     20.42
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.09+          0.05+          0.06+          0.01+          0.11
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          1.71          (2.55)         (4.78)          3.53           5.21
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.80          (2.50)         (4.72)          3.54           5.32
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.09)         (0.04)         (0.06)         (0.02)         (0.12)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.09)         (0.04)         (2.81)         (6.09)         (5.95)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.88    $      7.17    $      9.71    $     17.24    $     19.79
===========================================================================================================================
TOTAL RETURN                                              25.35%        (25.83)%       (30.81)%        19.58%         29.80%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $       683    $       601    $     1,063    $     5,039    $     2,123
Ratio of Expenses to Average Net Assets (2)                0.88%          0.91%          0.86%          0.86%          0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.10%          0.53%          0.48%          0.04%          0.34%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.91%          0.86%          0.86%          0.85%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

MID CAP GROWTH PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.65    $     14.80    $     35.15    $     25.77    $     18.62
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.05)+        (0.05)+        (0.05)         (0.06)         (0.01)
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       3.82          (3.10)        (16.44)         13.71          10.65
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.77          (3.15)        (16.49)         13.65          10.64
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                      --             --             --             --          (0.00)++
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.42    $     11.65    $     14.80    $     35.15    $     25.77
===========================================================================================================================
TOTAL RETURN                                              32.36%        (21.28)%       (50.80)%        56.60%         64.27%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   559,760    $   438,778    $ 1,063,186    $ 2,109,750    $   785,659
Ratio of Expenses to Average Net Assets (1)                0.64%          0.65%          0.61%          0.62%          0.62%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.37)%        (0.35)%        (0.25)%        (0.21)%        (0.07)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.63%          0.64%          0.60%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.45    $     14.59    $     34.79    $     25.59    $     18.55
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.08)+        (0.09)+        (0.10)         (0.09)         (0.05)
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          3.76          (3.05)        (16.24)         13.56          10.58
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.68          (3.14)        (16.34)         13.47          10.53
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.13    $     11.45    $     14.59    $     34.79    $     25.59
===========================================================================================================================
TOTAL RETURN                                              32.14%        (21.52)%       (50.91)%        56.24%         63.87%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   531,571    $   386,206    $   656,786    $   979,694    $   263,312
Ratio of Expenses to Average Net Assets (2)                0.89%          0.90%          0.86%          0.87%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.62)%        (0.60)%        (0.50)%        (0.46)%        (0.31)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.88%          0.89%          0.85%          0.86%          0.86%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                     INSTITUTIONAL CLASS
                                                            --------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,                        PERIOD FROM
                                                            -------------------------------------------          JUNE 30, 2000**
SELECTED PER SHARE DATA AND RATIOS                                 2003            2002            2001    TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $      9.84     $     10.51     $     10.62       $            10.00
================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.02+           0.05+           0.09                     0.03
  Net Realized and Unrealized Gain (Loss) on Investments           2.66           (0.24)          (0.15)                    0.59
--------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                             2.68           (0.19)          (0.06)                    0.62
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.02)          (0.05)          (0.05)                      --
  Net Realized Gain                                                  --           (0.43)             --                       --
--------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                         (0.02)          (0.48)          (0.05)                      --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     12.50     $      9.84     $     10.51       $            10.62
================================================================================================================================
TOTAL RETURN                                                      27.32%          (2.41)%         (0.60)%                   6.20%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $    53,514     $    20,396     $     2,434       $            2,506
Ratio of Expenses to Average Net Assets (1)                        1.15%           1.15%           1.15%                    1.31%*
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                       0.22%           0.43%           0.73%                    1.15%*
Portfolio Turnover Rate                                             159%            131%             80%                      33%++
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed by Adviser:
        Expenses to Average Net Assets                             1.51%           2.09%           3.00%                    5.38%*
        Net Investment Income (Loss) to Average Net Assets        (0.14)%         (0.51)%         (1.12)%                  (3.08)%*
      Ratio of Expenses to Average Net Assets including
        Expense Offsets                                            1.15%           1.15%           1.15%                    1.15%*
--------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Not Annualized.
*    Annualized
**   Commencement of Operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                       ---------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.50   $      16.91    $      25.07    $      21.88    $      18.12
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                 0.02+         (0.01)+          0.05+           0.06+           0.12+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.55          (3.38)          (4.91)           5.78            5.01
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.57          (3.39)          (4.86)           5.84            5.13
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --          (0.02)          (0.08)          (0.08)          (0.06)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --          (0.02)          (3.30)          (2.65)          (1.37)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      18.07   $      13.50    $      16.91    $      25.07    $      21.88
==================================================================================================================================
TOTAL RETURN                                                  33.85%        (20.09)%        (21.23)%         29.48%          29.44%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $    441,775   $    672,507    $  1,096,021    $  1,374,275    $    721,015
Ratio of Expenses to Average Net Assets (1)                    0.88%          0.89%           0.86%           0.87%           0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                   0.13%         (0.05)%          0.22%           0.28%           0.57%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                            0.87%          0.89%           0.85%           0.85%           0.86%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    INVESTMENT CLASS
                                                       ---------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.43   $      16.83    $      24.97    $      21.80    $      18.05
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                (0.01)+        (0.03)+          0.01+           0.03+           0.09+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.53          (3.37)          (4.88)           5.75            5.00
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.52          (3.40)          (4.87)           5.78            5.09
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --             --           (0.05)          (0.04)          (0.03)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --             --           (3.27)          (2.61)          (1.34)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      17.95   $      13.43    $      16.83    $      24.97    $      21.80
==================================================================================================================================
TOTAL RETURN                                                  33.66%        (20.20)%        (21.36)%         29.25%          29.30%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $     13,004   $     33,100    $     46,063    $     29,593    $     25,197
Ratio of Expenses to Average Net Assets (2)                    1.03%          1.04%           1.01%           1.02%           1.02%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                      (0.02)%        (0.20)%          0.05%           0.14%           0.42%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees              1.02%          1.04%           1.00%           1.00%           1.01%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                        ADVISER CLASS
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     13.44    $     16.87    $     25.02    $     21.86    $     18.12
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                  (0.02)+        (0.05)+        (0.01)+         0.01+          0.07+
  Net Realized and Unrealized Gain (Loss) on Investments         4.53          (3.38)         (4.88)          5.76           5.01
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                           4.51          (3.43)         (4.89)          5.77           5.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --             --          (0.04)         (0.04)         (0.03)
  Net Realized Gain                                                --             --          (3.22)         (2.57)         (1.31)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                          --             --          (3.26)         (2.61)         (1.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.95    $     13.44    $     16.87    $     25.02    $     21.86
=================================================================================================================================
TOTAL RETURN                                                    33.56%        (20.33)%       (21.40)%        29.12%         29.12%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    84,733    $    99,553    $   105,479    $    98,588    $    40,636
Ratio of Expenses to Average Net Assets (1)                      1.13%          1.14%          1.11%          1.12%          1.12%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                        (0.12)%        (0.30)%        (0.03)%         0.03%          0.33%
Portfolio Turnover Rate                                           138%           145%           176%           226%           244%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees                1.12%          1.14%          1.10%          1.10%          1.11%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                 --------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                 --------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                      2003           2002           2001           2000                    1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.04    $     15.16     $     21.18    $     18.62           $      17.37
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                          0.03+          0.06+           0.10+          0.09+                  0.13+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.10)          (4.35)          4.01                   3.65
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.21          (1.04)          (4.25)          4.10                   3.78
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.06)         (0.05)          (0.07)         (0.14)                 (0.07)
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                 (2.46)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.06)         (0.08)          (1.77)         (1.54)                 (2.53)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.19    $     14.04     $     15.16    $     21.18           $      18.62
=================================================================================================================================
TOTAL RETURN                                           30.09%         (6.97)%        (21.25)%        23.11%                 23.83%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $   536,620    $   588,803     $ 1,017,346    $ 1,269,171           $    897,629
Ratio of Expenses to Average Net Assets (1)             0.89%          0.89%           0.86%          0.86%                  0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                            0.21%          0.35%           0.52%          0.43%                  0.70%
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     0.89%          0.89%           0.86%          0.85%                  0.86%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                 --------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,                             PERIOD FROM
                                                 ---------------------------------------------------------     JANUARY 22, 1999**
SELECTED PER SHARE DATA AND RATIOS                      2003           2002            2001           2000  TO SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.01    $     15.13     $     21.15    $     18.62           $      17.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                         (0.01)+         0.02+           0.05+          0.04+                  0.06+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.11)          (4.34)          4.02                   1.24
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.17          (1.09)          (4.29)          4.06                   1.30
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.02)         (0.00)++        (0.03)         (0.13)                    --
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                    --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.02)         (0.03)          (1.73)         (1.53)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.16    $     14.01     $     15.13    $     21.15           $      18.62
=================================================================================================================================
TOTAL RETURN                                           29.76%         (7.22)%        (21.46)%        22.83%                  7.51%@
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $    64,391    $    51,964     $    55,259    $    47,708           $     16,117
Ratio of Expenses to Average Net Assets (2)             1.14%          1.14%           1.11%          1.11%                  1.11%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                   (0.04)%         0.10%           0.26%          0.18%                  0.45%*
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%@
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     1.14%          1.14%           1.11%          1.10%                  1.10%*
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
@    Not Annualized
*    Annualized
**   Commencement of offering of Adviser Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                                INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.59    $       15.16
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.19+          0.16+          0.19+          0.16+            0.21+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           2.99          (3.14)          0.93           0.95             1.11
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.18          (2.98)          1.12           1.11             1.32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.19)         (0.17)         (0.18)         (0.18)           (0.28)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.19)         (0.17)         (0.18)         (1.84)           (2.89)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.64    $     10.65    $     13.80    $     12.86    $       13.59
==============================================================================================================================
TOTAL RETURN                                               30.19%        (21.93)%         8.68%          9.67%            8.30%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   363,636    $   456,996    $   656,007    $   690,859    $   1,079,356
Ratio of Expenses to Average Net Assets (1)                 0.63%          0.64%          0.62%          0.61%            0.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.57%          1.09%          1.26%          1.32%            1.38%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.62%          0.64%          0.61%          0.60%            0.62%
------------------------------------------------------------------------------------------------------------------------------

                                                                                INVESTMENT CLASS
                                                     -------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.58    $       15.15
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.17+          0.14+          0.16+          0.15+            0.19+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           3.00          (3.15)          0.93           0.94             1.12
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.17          (3.01)          1.09           1.09             1.31
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.17)         (0.14)         (0.15)         (0.15)           (0.27)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.17)         (0.14)         (0.15)         (1.81)           (2.88)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.65    $     10.65    $     13.80    $     12.86    $       13.58
==============================================================================================================================
TOTAL RETURN                                               30.06%        (22.06)%         8.46%          9.50%            8.20%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $    26,169    $    19,440    $    19,552    $     4,069    $       9,673
Ratio of Expenses to Average Net Assets (2)                 0.78%          0.79%          0.77%          0.76%            0.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.42%          0.94%          1.08%          1.19%            1.25%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.77%          0.79%          0.76%          0.75%            0.77%
------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     10.63    $     13.78    $     12.83    $     13.57    $     15.13
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.16+          0.12+          0.15+          0.13+          0.17+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          2.99          (3.14)          0.94           0.94           1.12
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.15          (3.02)          1.09           1.07           1.29
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.16)         (0.13)         (0.14)         (0.15)         (0.24)
  Net Realized Gain                                          --             --             --          (1.66)         (2.61)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.16)         (0.13)         (0.14)         (1.81)         (2.85)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     13.62    $     10.63    $     13.78    $     12.83    $     13.57
===========================================================================================================================
TOTAL RETURN                                              29.87%        (22.17)%         8.49%          9.31%          8.10%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   622,230    $   534,668    $   805,799    $   301,497    $   254,483
Ratio of Expenses to Average Net Assets (1)                0.88%          0.89%          0.87%          0.86%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.32%          0.84%          0.99%          1.05%          1.10%
Portfolio Turnover Rate                                      65%            42%            38%            50%            53%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.89%          0.86%          0.85%          0.87%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS


Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2003, the Fund was comprised of nineteen active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value (formerly U.S. Mid Cap Core), U.S. Small Cap Value (formerly U.S. Small Cap Core), and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately. Effective September 26, 2003, the Fund's Small Cap Growth Portfolio merged into the Morgan Stanley Institutional Fund, Inc.'s Small Company Growth Portfolio.

The Fund offers up to three different classes of shares for certain Portfolios - Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures approved by the Board of Trustees, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN CURRENCY EXCHANGE CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

   A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


   to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

   Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2003, the investment advisory fees of each of the Portfolios were:

                          ANNUAL     VOLUNTARY EXPENSE LIMITATIONS
                      INVESTMENT  -----------------------------------
                        ADVISORY   INSTITUTIONAL  INVESTMENT  ADVISER
PORTFOLIO                    FEE           CLASS       CLASS    CLASS
---------------------------------------------------------------------
Equity                    0.500%        --%           --%       --%
Mid Cap Growth            0.500         --            --        --
Strategic Small Value     1.000       1.15            --        --
U.S. Mid Cap Value        0.750         --            --        --
U.S. Small Cap Value      0.750         --            --        --
Value                     0.500         --            --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Strategic Small Value Portfolio for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alli-

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


ance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                    PURCHASES        SALES
PORTFOLIO                               (000)         (000)
----------------------------------------------------------
Equity                            $   101,039  $   158,467
Mid Cap Growth                      1,562,538    1,582,583
Strategic Small Value                  77,685       54,419
U.S. Mid Cap Value                    876,903    1,316,176
U.S. Small Cap Value                  869,780    1,052,242
Value                                 623,376      856,113

   There were no purchases or sales of long-term U.S. government securities.

   During the year ended September 30, 2003, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                    BROKER
                                               COMMISSIONS
PORTFOLIO                                            (000)
----------------------------------------------------------
Mid Cap Growth                                 $        18
U.S. Mid Cap Value                                     102
Value                                                   87

G. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash or securities as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at September 30, 2003 were as follows:

                                     VALUE OF
                                       LOANED     VALUE OF
                                   SECURITIES   COLLATERAL
PORTFOLIO                               (000)        (000)
----------------------------------------------------------
Equity                            $     6,710  $     6,863
Value                                  15,290       15,493

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                              NET INTEREST
                                                 EARNED BY
                                                 PORTFOLIO
PORTFOLIO                                            (000)
----------------------------------------------------------
Equity                                         $        14
Value                                                   77

H. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value, and U.S. Small Cap Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. As of September 30, 2003, the tax character of distributions paid during 2003 and 2002 was as follows:

                       2003 DISTRIBUTIONS           2002 DISTRIBUTIONS
                           PAID FROM:                   PAID FROM:
                                 ORDINARY            ORDINARY     LONG-TERM
                                   INCOME              INCOME  CAPITAL GAIN
PORTFOLIO                            (000)               (000)         (000)
---------------------------------------------------------------------------
Equity                      $  2,546            $  2,873         $    --
Strategic Small Value             60                  74              37
U.S. Mid Cap Value                --               1,189              --
U.S. Small Cap Value           2,339               3,166           2,110
Value                         14,121              14,798              --

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED  UNDISTRIBUTED
                                       ORDINARY      LONG-TERM
                                         INCOME   CAPITAL GAIN
PORTFOLIO                                 (000)          (000)
--------------------------------------------------------------
Equity                                   $   432         $  --
Strategic Small Value                        886           150
U.S. Mid Cap Value                           547            --
U.S. Small Cap Value                         487            --
Value                                      3,625            --

At September 30, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                            NET
                                                                   APPRECIATION
                              COST   APPRECIATION   DEPRECIATION  (DEPRECIATION)
PORTFOLIO                    (000)          (000)          (000)           (000)
-------------------------------------------------------------------------------
Equity                  $  154,237     $   15,683     $ (11,328)      $    4,355
Mid Cap Growth             953,912        145,588       (13,456)         132,132
Strategic Small Value       48,154          6,044        (1,012)           5,032
U.S. Mid Cap Value         479,138         81,244       (16,080)          65,164
U.S. Small Cap Value       530,792         83,591       (12,086)          71,505
Value                      902,157        154,185       (22,180)         132,005

At September 30, 2003, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                   EXPIRATION DATE
                                    SEPTEMBER 30,
                                        (000)
                     -------------------------------------------------------
PORTFOLIO              2008      2009        2010        2011       TOTAL
----------------------------------------------------------------------------
Equity               $     --  $  9,611  $    71,011  $  32,106  $   112,728
Mid Cap Growth             --    16,101    1,000,928    303,325    1,320,354
U.S. Mid Cap Value         --       493     1 02,896    157,636      261,025
U.S. Small Cap Value       --        --      118,523         --      118,523
Value                  16,828     3,629       15,692    139,659      175,808

During the year ended September 30, 2003, the Strategic Small Value and U.S. Small Cap Value Portfolios utilized capital loss carryovers for U.S. Federal income tax purposes of approximately $2,000 and $1,782,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2003, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2002 and September 30, 2003 up to the following amounts:

                                         POST-OCTOBER
                                -------------------------------
                                CAPITAL LOSSES  CURRENCY LOSSES
PORTFOLIO                            (000)           (000)
---------------------------------------------------------------
Equity                                $    944       $ --
Strategic Small Value                       86         --
U.S. Mid Cap Value                      98,049         --
Value                                   80,464         --

For the year ended September 30, 2003,the following Portfolios realized gains (losses) from in-kind redemptions:

                                                       NET GAIN
                                                         (LOSS)
PORTFOLIO                                                 (000)
---------------------------------------------------------------
U.S. Mid Cap Value                                    $ (15,236)
U.S. Small Cap Value                                     (9,413)

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

I. REFUND OF FILING FEES. Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $337,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Refund of Filing Fees".

J. OTHER. At September 30, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                      PERCENTAGE
                                     OF OWNERSHIP
                         -----------------------------------
                         INSTITUTIONAL   INVESTMENT  ADVISER
PORTFOLIO                        CLASS        CLASS    CLASS
------------------------------------------------------------
Equity                       41.6%           --%       100.0%
Mid Cap Growth               41.1            --         84.3
Strategic Small Value        96.1            --           --
U.S. Mid Cap Value           39.7          74.9         58.0
U.S. Small Cap Value         42.7            --         76.0
Value                        33.9          91.9         96.2

K. SUBSEQUENT EVENT. On October 23, 2003, the Board of Trustees approved the merger of the Strategic Small Value Portfolio into the U.S. Small Cap Value Portfolio. This merger is subject to the approval of the shareholders of the Strategic Small Value Portfolio.

L. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED). On June 5, 2003, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Trustees, effective July 31, 2003:

                                        VOTES IN       VOTES
                                        FAVOR OF     AGAINST
                                     -----------  -----------
Michael Bozic                        905,751,024   3,948,484
Charles A. Fiumefreddo               905,751,256   3,948,252
Edwin J. Garn                        905,235,651   4,463,857
Wayne E. Hedien                      905,751,024   3,948,484
James F. Higgins                     905,751,256   3,948,252
Dr. Manuel H. Johnson                905,751,256   3,948,252
Philip J. Purcell                    905,684,325   4,015,183

Also effective July 31, 2003, in connection with a reconstitution of the Fund's Board of Trustees, John D. Barrett II, Thomas P. Gerrity, Gerard E. Jones, Vincent R. McLean, C. Oscar Morong, Jr., William G. Morton, Jr.,
Ronald E. Robison, and Mitchell M. Merin have resigned from the Board of
Trustees.

On September 23, 2003, a special meeting of the shareholders of the Small Cap Growth Portfolio was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. Approve an Agreement and Plan of Reorganization, effective September 26,
2003:

                                  VOTES IN    VOTES    VOTES
                                  FAVOR OF  ABSTAIN  AGAINST
                                 ---------  -------  -------
Small Cap Growth                 1,984,800   15,660   56,180

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Trustees of

Morgan Stanley Institutional Fund Trust


We have audited the accompanying statements of net assets of the Equity Portfolio, Mid Cap Growth Portfolio, Strategic Small Value Portfolio, U.S. Mid Cap Value Portfolio (formerly Mid Cap Value Portfolio), U.S. Small Cap Value Portfolio (formerly Small Cap Value Portfolio) and Value Portfolio (the "Funds") (six of the portfolios constituting Morgan Stanley Institutional Fund Trust) as of September 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended September 30, 1999 were audited by other auditors whose report, dated
November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the six aforementioned Funds of Morgan Stanley Institutional Fund Trust at
September 30, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts

November 14, 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)


For the year ended September 30, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

               PORTFOLIO                               PERCENTAGE
               --------------------------------------------------
               Equity                                    100.0%
               U.S. Small Cap Value                      100.0
               Value                                     100.0

For the year ended September 30, 2003, qualified dividend income for each applicable Portfolio totaled:

                                                       QUALIFYING
                                                         DIVIDEND
                                                           INCOME
               PORTFOLIO                                    (000)
               --------------------------------------------------
               Equity                                   $  1,233
               Value                                       6,603

For the year ended September 30, 2003, the Portfolios earned no income from direct U.S. Treasury Obligations.


* The information reported in this notice may differ from the information shareholders receive for the calender year ending December 31, 2003. Amounts for the calender year ending December 31, 2003 will be provided with Form 1099-DIV to be mailed on or before January 31, 2004.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


INDEPENDENT TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                                             TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     WITH REGISTRANT  TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------  ---------------- --------------  ------------------------------  -------------  ------------------------
Michael Bozic (62)          Trustee          Trustee since   Retired; Director or Trustee    211            Director of Weirton
1 Trimont Lane                               2003            of the Retail Funds and the                    Steel Corporation.
Apartment 1000A                                              TCW/DW Term Trust 2003 and the
Pittsburgh, PA 15211                                         Institutional Funds; formerly
                                                             Vice Chairman of Kmart
                                                             Corporation, Chairman and
                                                             Chief Executive Officer of
                                                             Levitz Furniture Corporation
                                                             and President and Chief
                                                             Executive Officer of Hills
                                                             Department Stores; formerly
                                                             variously Chairman, Chief
                                                             Executive Officer, President
                                                             and Chief Operating Officer of
                                                             the Sears Merchandise Group of
                                                             Sears, Roebuck & Co.

Edwin J. Garn (70)          Trustee          Trustee since   Director or Trustee of the      211            Director of Franklin
Summit Ventures LLC                          2003            Retail Funds and the TCW/DW                    Covey (time management
One Utah Center                                              Term Trust 2003 and the                        systems), BMW Bank of
201 South Main Street                                        Institutional Funds; member of                 North America, Inc.
Salt Lake City, UT 84111                                     the Utah Regional Advisory                     (industrial loan
                                                             Board of Pacific Corp.;                        corporation), United
                                                             formerly, United States                        Space Alliance (joint
                                                             Senator (R-Utah) and                           venture between
                                                             Chairman, Senate Banking                       Lockheed Martin and The
                                                             Committee, Mayor of Salt Lake                  Boeing Company)
                                                             City, Utah, Astronaut, Space                   and Nuskin Asia Pacific
                                                             Shuttle Discovery and Vice                     (multilevel marketing);
                                                             Chairman, Huntsman Corporation                 member of the board of
                                                             (chemical company).                            various civic and
                                                                                                            charitable
                                                                                                            organizations.

Wayne E. Hedien (69)        Trustee          Trustee since   Retired; Director or Trustee    211            Director of the PMI
WEH Associates                               2003            of the Retail Funds and TCW/DW                 Group Inc. (private
5750 Old Orchard Road                                        Term Trust 2003 and the                        mortgage insurance);
Suite 530                                                    Institutional Funds; formerly                  Trustee and Vice
Skokie, IL 60077                                             associated with the Allstate                   Chairman of the Field
                                                             Companies, most recently as                    Museum of Natural
                                                             Chairman of The Allstate                       History; director of
                                                             Corporation and Chairman and                   various other business
                                                             Chief Executive Officer of its                 and charitable
                                                             wholly-owned subsidiary,                       organizations.
                                                             Allstate Insurance Company.

Dr.Manuel H. Johnson (54)   Trustee          Trustee since   Chairman of the Audit           211            Director of NVR, Inc.
Johnson Smick Group, Inc.                    2003            Committee and Director or                      (home construction);
2099 Pennsylvania Avenue,                                    Trustee of the Retail Funds                    Chairman and Trustee
NW Suite 950                                                 and TCW/DW Term Trust 2003 and                 of the Financial
Washington, D.C. 20006                                       the Institutional Funds;                       Accounting Foundation
                                                             Senior Partner, Johnson Smick                  (oversight
                                                             International, Inc.                            organization of the
                                                             (consulting firm); Co-Chairman                 Financial Accounting
                                                             and a founder of the Group of                  Standards Board);
                                                             Seven Council (G7C), an                        Director of RBS
                                                             international economic                         Greenwich Capital
                                                             commission; formerly, Vice                     Holdings (financial
                                                             Chairman of the Board of                       holdings company).
                                                             Governors of the Federal
                                                             Reserve System and Assistant
                                                             Secretary of the U.S.
                                                             Treasury.

Joseph J. Kearns (61)       Trustee          Trustee since   Deputy Chairman of the Audit    212            Director of Electro
Kearns & Associates LLC                      1994            Committee and Director or                      Rent Corporation
PMB754                                                       Trustee of the Retail Funds                    (equipment leasing),
23852 Pacific Coast Highway                                  and TCW/DW Term Trust 2003 and                 The Ford Family
Malibu, CA 9026                                              the Institutional Funds;                       Foundation and the
                                                             previously Chairman of the                     UCLA Foundation.
                                                             Audit Committee of the
                                                             Institutional Funds;
                                                             President, Kearns & Associates
                                                             LLC (investment consulting);
                                                             formerly, CFO of The J. Paul
                                                             Getty Trust.

Michael Nugent (67)         Trustee          Trustee since   Chairman of the Insurance       211            Director of various
Triumph Capital, L.P.                        2001            Committee and Director or                      business organizations.
445 Park Avenue, 10th                                        Trustee of the Retail Funds
Floor                                                        and TCW/DW Term Trust 2003 and
New York, NY 10022                                           the Institutional Funds;
                                                             General Partner of Triumph
                                                             Capital, L.P., (private
                                                             investment partnership);
                                                             formerly, Vice President,
                                                             Bankers Trust Company and BT
                                                             Capital Corporation.

Fergus Reid (71)            Trustee          Trustee since   Director or Trustee of the      212            Trustee and Director
Lumelite Plastics                            2001            Retail Funds and TCW/DW Term                   of certain investment
85 Charles Coleman Blvd.                                     Trust 2003 and the                             companies in the
Pawling, NY 12564                                            Institutional Funds; Chairman                  JPMorgan Funds complex
                                                             of Lumelite Plastics                           managed by JP Morgan
                                                             Corporation.                                   Investment Management
                                                                                                            Inc.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION(S)      TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH        AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     REGISTRANT       TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------- ---------------  --------------  ------------------------------  -------------  ------------------------
Charles A. Fiumefreddo (70) Chairman and     Chairman and    Chairman and Director or        211            None
Morgan Stanley Funds        Trustee          Trustee since   Trustee of the Retail Funds
Harborside Financial                         2003            and TCW/DW Term Trust 2003 and
Center                                                       the Institutional Funds;
Plaza Two 3rd Floor                                          formerly, Chief Executive
Jersey City, NJ 07311                                        Officer of the Retail Funds
                                                             and TCW/DW Term Trust 2003.

James F. Higgins (55)       Trustee          Trustee since   Director or Trustee of the      211            Director of AXA
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Financial, Inc. and The
Harborside Financial                                         Trust 2003 and the                             Equitable Life Assurance
Center                                                       Institutional Funds; Senior                    Society of the United
Plaza Two 2nd Floor                                          Advisor of Morgan Stanley;                     States (financial
Jersey City, NJ 07311                                        Director of Morgan Stanley                     services).
                                                             Distributors Inc. and Dean
                                                             Witter Realty Inc.; previously
                                                             President and Chief Operating
                                                             Officer of the Private Client
                                                             Group of Morgan Stanley and
                                                             President and Chief Operating
                                                             Officer of Individual
                                                             Securities of Morgan Stanley.

Philip J. Purcell (60)      Trustee          Trustee since   Director or Trustee of the      211            Director of American
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Airlines, Inc. and its
1585 Broadway 39th Floor                                     Trust 2003 and the                             parent company, AMR
New York, NY 10036                                           Institutional Funds; Chairman                  Corporation.
                                                             of the Board of Directors and
                                                             Chief Executive Officer of
                                                             Morgan Stanley and Morgan
                                                             Stanley DW Inc.; Director of
                                                             Morgan Stanley Distributors
                                                             Inc.; Chairman of the Board of
                                                             Directors and Chief Executive
                                                             Officer of Novus Credit
                                                             Services Inc.; Director and/or
                                                             officer of various Morgan
                                                             Stanley subsidiaries.

-----------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investments LP ("MSI") that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. ("MSIM"), Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


OFFICERS:

                                                              TERM OF OFFICE
NAME, AGE AND ADDRESS OF                   POSITION(S) HELD   AND LENGTH OF
EXECUTIVE OFFICER                          WITH REGISTRANT    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------  ----------------   --------------  ------------------------------------------------------
Mitchell M. Merin (50)                     President          President       President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management Inc.; President,
1221 Avenue of the                                                            Director and Chief Executive Officer of Morgan Stanley
Americas 33rd Floor                                                           Investment Advisors, Inc. and Morgan Stanley Services
New York, NY 10020                                                            Company Inc.; Chairman, Chief Executive Officer and
                                                                              Director of Morgan Stanley Distributors Inc.; Chairman
                                                                              and Director of Morgan Stanley Trust; Director of
                                                                              various Morgan Stanley subsidiaries; President of
                                                                              Morgan Stanley Investments LP; President of the
                                                                              Institutional Funds and President of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Trustee and President of
                                                                              the Van Kampen Closed-End funds; Trustee and President
                                                                              of the Van Kampen Open-End funds.

Ronald E. Robison (64)                     Executive Vice     Executive Vice  Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.  President and      President and   of Morgan Stanley Investment Management Inc.; Managing
1221 Avenue of the                         Principal          Principal       Director of Morgan Stanley & Co. Incorporated;
Americas 34th Floor                        Executive          Executive       Managing Director of Morgan Stanley; Managing
New York, NY 10020                         Officer            Officer         Director, Chief Administrative Officer and Director of
                                                              since 2003      Morgan Stanley Investment Advisors Inc. and Morgan
                                                                              Stanley Services Company Inc.; Chief Executive Officer
                                                                              and Director of Morgan Stanley Trust; Executive Vice
                                                                              President and Principal Executive Officer of the
                                                                              Retail Funds and TCW/DW Term Trust 2003; previously
                                                                              President of the Institutional Funds and Director of
                                                                              the Institutional Funds.

Barry Fink (48)                            Vice President     Vice President  General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management; Managing Director,
1221 Avenue of the                                                            Secretary and Director of Morgan Stanley Investment
Americas 22nd Floor                                                           Advisors Inc. and Morgan Stanley Services Company
New York, NY 10020                                                            Inc.; Assistant Secretary of Morgan Stanley DW Inc.;
                                                                              Chief Legal Officer of Morgan Stanley Investments LP;
                                                                              Vice President and General Counsel of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Vice President and
                                                                              Secretary of Morgan Stanley Distributors Inc.;
                                                                              previously Secretary of the Retail Funds; previously
                                                                              Vice President and Assistant General Counsel of Morgan
                                                                              Stanley Investment Advisors Inc. and Morgan Stanley
                                                                              Services Company Inc.

Joseph J. McAlinden (60)                   Vice President     Vice President  Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since 2003      Morgan Stanley Investment Advisors Inc., Morgan
1221 Avenue of the                                                            Stanley Investment Management Inc. and Morgan Stanley
Americas 33rd Floor                                                           Investments LP; Director of Morgan Stanley Trust,
New York, NY 10020                                                            Chief Investment Officer of the Van Kampen Funds; Vice
                                                                              President of the Institutional Funds and the Retail
                                                                              Funds.

Stefanie V. Chang (36)                     Vice President     Vice President  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2001      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                                                            Inc. and Vice President of the Institutional Funds and
Americas 22nd Floor                                                           the Retail Funds; formerly practiced law with the
New York, NY 10020                                                            New York law firm of Rogers & Wells (now Clifford
                                                                              Chance US LLP).

James W. Garrett (34)                      Treasurer and      Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.  Chief Financial    since 2002      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                         Officer            CFO since       Inc.; Treasurer and Chief Financial Officer of the
Americas 34th Floor                                           2003            Institutional Funds; Previously with PriceWaterhouse
New York, NY 10020                                                            LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (37)                      Assistant          Assistant       Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.          Treasurer          Treasurer       Administration, J.P. Morgan Investor Services Co.
73 Tremont Street                                             since 2003      (formerly Chase Global Funds Company); formerly Audit
Boston, MA 02108                                                              Manager at Ernst & Young LLP.

Mary E. Mullin (36)                        Secretary          Secretary       Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                     since 2001      and Morgan Stanley Investment Management Inc.;
1221 Avenue of the                                                            Secretary of the Institutional Funds and the Retail
Americas 22nd Floor                                                           Funds; formerly practiced law with the New York law
New York, NY 10020                                                            firms of McDermott, Will & Emery and Skadden, Arps,
                                                                              Slate, Meagher & Flom LLP.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


DISTRIBUTOR
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

Additionally, a description of the Trust's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 354-8185.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser : (610) 940-5000 - MSIF Trust (800) 354-8185

(C) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]
                                                                  934-eqann-1103

[MORGAN STANLEY LOGO]

2003 ANNUAL REPORT

September 30, 2003


MORGAN STANLEY INSTITUTIONAL FUND TRUST


FIXED INCOME PORTFOLIOS

CORE PLUS FIXED INCOME
INVESTMENT GRADE FIXED INCOME
U.S. CORE FIXED INCOME
CASH RESERVES
HIGH YIELD
INTERMEDIATE DURATION
INTERNATIONAL FIXED INCOME
LIMITED DURATION
MUNICIPAL


BALANCED PORTFOLIO

BALANCED

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                                           2

INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS

Core Fixed Income Distinguishing Characteristics and General
  Strategy                                                                     3

FIXED INCOME PORTFOLIOS:

Core Plus Fixed Income                                                         3
Investment Grade Fixed Income                                                 12
U.S. Core Fixed Income                                                        19
Cash Reserves                                                                 26
High Yield                                                                    29
Intermediate Duration                                                         37
International Fixed Income                                                    45
Limited Duration                                                              50
Municipal                                                                     57

BALANCED PORTFOLIO:

Balanced                                                                      66


STATEMENTS OF OPERATIONS                                                      79

STATEMENTS OF CHANGES IN NET ASSETS                                           81

STATEMENTS OF CASH FLOWS                                                      86

FINANCIAL HIGHLIGHTS                                                          88

NOTES TO FINANCIAL STATEMENTS                                                101

INDEPENDENT AUDITOR'S REPORT                                                 112

FEDERAL INCOME TAX INFORMATION                                               113

TRUSTEE AND OFFICER INFORMATION                                              114

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

2003 ANNUAL REPORT

September 30, 2003

SHAREHOLDER'S LETTER


Dear Shareholders:


We are pleased to present to you the Fund's Annual Report for the fiscal year ended September 30, 2003. Our Fund currently consists of 19 portfolios, providing investors with a broad array of equity, fixed-income, and balanced portfolios. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).


Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

October 2003

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

CORE FIXED-INCOME PORTFOLIOS: DISTINGUISHING
CHARACTERISTICS AND GENERAL STRATEGY

- CORE PLUS FIXED INCOME PORTFOLIO

- INVESTMENT GRADE FIXED INCOME PORTFOLIO

- U.S. CORE FIXED INCOME PORTFOLIO

The MSIF Trust core fixed-income portfolios invest in a broad array of fixed-income securities -- including U.S. Treasury and Agency securities, corporate obligations, mortgage-backed issues, and, where permitted, non-dollar bonds -- while maintaining a high overall credit quality. To meet the various needs of different core fixed-income investors, MSIF Trust offers three different core fixed-income mutual funds -- all of which are actively managed by Morgan Stanley Investment Management's fixed-income team.

The CORE PLUS FIXED INCOME PORTFOLIO is the flagship offering of the MSIF Trust core fixed-income portfolios, and is structured to take full advantage of the Advisor's core fixedincome capabilities. The INVESTMENT GRADE FIXED INCOME PORTFOLIO invests only in fixed-income securities with creditquality ratings of BBB or better, while the U.S. CORE FIXED INCOME PORTFOLIO invests only in dollar-denominated fixedincome securities issued by domestic entities with a creditquality rating of BBB or better.

Morgan Stanley Investment Management's core fixed-income strategies have three major objectives. The first is to provide investors with a positive real return -- a total return including income and capital gains that is greater than the rate of inflation. The second is to help diversify equity-oriented strategies in other areas of clients' investment programs. The third is to provide a hedge against a severe economic contraction. To provide this hedge, each Portfolio maintains a high average credit quality and an emphasis on non-callable, prepayment-protected securities. This approach positions each Portfolio to perform well when other market sectors experience poor returns. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities, otherwise known as "junk bonds", represent a much greater risk of default and tend to be more volatile than higher rated bonds. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE DISCUSSION:

Absolute net-of-fees returns for the Institutional Class of shares were as follows: for the CORE PLUS FIXED INCOME PORTFOLIO, 6.24%, for the INVESTMENT GRADE FIXED INCOME PORTFOLIO, 5.00%; and for the U.S. CORE FIXED INCOME PORTFOLIO, 4.61%. All three funds use the same benchmark, the Citigroup Broad Investment Grade Index, which returned 5.49% during the period.

CORE PLUS FIXED INCOME PORTFOLIO

FACTORS AFFECTING PERFORMANCE

U.S. market rates and yield spreads were quite volatile during the one-year period. U.S. Treasury securities yields declined sharply through mid-June 2003 before rising over the balance of the period. Most corporate bond yield spreads fell during the fiscal year; mortgage spreads experienced little net change despite a significant degree of interim volatility.

The Portfolio's above-Index exposure to corporate yield spreads and emphasis on higher-coupon mortgage securities had a favorable effect on relative performance during the fiscal year. The Portfolio's below-Index interest-rate sensitivity
(IRS) strategy had an unfavorable impact on relative returns during the period.

Security selection decisions in the non-Treasury areas helped relative performance, especially in the corporate bond area.

The Portfolio's underweight in Agency debentures and opportunistic holdings of non-dollar issues did not have a material impact on relative performance.

MANAGEMENT STRATEGIES

The Portfolio maintained an Index-like exposure to corporate bond yield spread changes. Insurance issues continued to offer the most value and comprise a material part of the corporate credit allocation; to a lesser extent, we also emphasized issues in the paper and auto-related areas. Banking and other higher-quality issuers remained rich, thereby justifying an underweight in these sectors. Opportunistic exposure to below-investment grade issues is near 3% of the Portfolio.

Consistent with the view that most high-quality non-Treasury sectors did not offer sufficient value, the Portfolio also maintained a large underweight in Agency debentures.

Higher-coupon mortgages continued to offer the best relative value in the mortgage sector, and represented the bulk of the Portfolio's overweight in this area. Prices and yields of these securities continued to anticipate extremely fast prepayment assumptions; this strategy would benefit in an environment where actual prepayments continue to be slower than or equal to the prepayment speeds assumed in prevailing prices and yields.

With Treasury yields still at or near levels that assume a very pessimistic economic growth forecast, we believed that a defensive, below-Index interest-rate sensitivity (IRS) posture was warranted to preserve capital. The bulk of the

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

underweight was in the five-year part of the yield curve, which is the maturity range most vulnerable to a change in the market's pessimistic economic growth forecast.

Opportunistic holdings of selected euro-zone corporate and sovereign non-dollar issues comprised less than 1% of the Portfolio, and remained currency-hedged to the U.S. dollar.

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                                       FISCAL YEAR ENDED SEPTEMBER 30
      CORE PLUS FIXED INCOME PORTFOLIO - INSTITUTIONAL CLASS    CITIGROUP BROAD INVESTMENT GRADE INDEX
93                                                   5000000                                   5000000
94                                                   4778440                                   4840210
95                                                   5456610                                   5520500
96                                                   5872730                                   5793090
97                                                   6546260                                   6356080
98                                                   7063270                                   7084980
99                                                   7086370                                   7065790
 0                                                   7584050                                   7554240
 1                                                   8550040                                   8539220
 2                                                   9088790                                   9255820
 3                                                   9656500                                   9763500


* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE CITIGROUP BROAD
INVESTMENT GRADE INDEX(1)

                                                      TOTAL RETURNS(2)
                                           ---------------------------------------
                                                          AVERAGE ANNUAL
                                                  --------------------------------
                                            ONE       FIVE        TEN      SINCE
                                           YEAR      YEARS      YEARS  INCEPTION
----------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)        6.24%      6.45%      6.80%      9.59%
Index -- Institutional Class               5.49       6.62       6.92       9.30
Portfolio -- Investment Class(4)           6.07       6.29         --       7.07
Index -- Investment Class                  5.49       6.62         --       7.65
Portfolio -- Adviser Class(5)              5.99       6.19         --       6.72
Index -- Adviser Class                     5.49       6.62         --       7.43

(1) The Citigroup Broad Investment Grade Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on November 14, 1984.
(4) Commenced offering on October 15, 1996.
(5) Commenced offering on November 7, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (131.1%)
AGENCY ADJUSTABLE RATE MORTGAGES (1.6%)
Government National Mortgage Association,
  Adjustable Rate Mortgages:
    4.375%, 1/20/25-1/20/28                               $       32,264   $       33,029
    5.625%, 10/20/25-12/20/27                                      8,170            8,504
    5.75%, 7/20/25-9/20/27                                         4,647            4,745
-----------------------------------------------------------------------------------------
                                                                                   46,278
=========================================================================================
AGENCY FIXED RATE MORTGAGES (81.5%)
Federal Home Loan Mortgage Corporation,
  Conventional Pools:
    10.00%, 2/1/10-11/1/20                                         3,809            4,278
    10.50%, 8/1/09-10/1/20                                         1,278            1,430
    11.00%, 12/1/10-9/1/20                                         1,267            1,426
    11.25%, 10/1/11-12/1/15                                          397              447
    11.50%, 1/1/11-12/1/15                                            22               24
    11.75%, 12/1/17-4/1/19                                            42               47
    12.00%, 10/1/09-2/1/15                                            60               68
    13.00%, 6/1/19                                                    15               17
    14.00%, 8/1/14                                                     4                4
    14.75%, 3/1/10                                                     6                7
  Gold Pools:
    6.50%, 8/1/28-9/1/33                                         233,572          243,935
    7.00%, 2/1/28-7/1/32                                          10,631           11,228
    7.50%, 8/1/17-10/1/32                                         68,030           72,777
    8.00%, 11/1/25-12/1/31                                        17,926           19,295
    8.50%, 3/1/09-8/1/31                                          44,154           47,468
    9.00%, 7/1/17                                                  1,910            2,122
    9.50%, 1/1/21-12/1/22                                          1,864            2,082
    10.00%, 6/1/17-3/1/21                                          1,351            1,517
    10.50%, 11/1/15-4/1/21                                           851              952
  October TBA
    5.00%, 10/15/18                                            (i)38,950           39,875
    6.00%, 10/15/31                                            (i)43,400           44,837
    6.50%, 10/15/49                                           (i)348,200          363,542
  November TBA
    6.00%, 11/15/31                                            (i)68,700           70,783
Federal National Mortgage Association,
  Conventional Pools:
    7.00%, 2/1/17-5/1/33                                         217,790          230,428
    7.50%, 10/1/17-9/1/32                                        162,444          173,367
    8.00%, 3/1/07-10/1/32                                        149,790          139,595
    8.50%, 11/1/08-9/1/32                                        105,826          114,054
    9.00%, 12/1/08-1/1/22                                          6,132            6,747
    9.50%, 11/1/13-4/1/30                                         18,355           20,388
    10.00%, 9/1/10-10/1/25                                         2,847            3,193
    10.50%, 5/1/12-7/1/25                                          2,833            3,198
    10.75%, 2/1/11                                                     6                7
    11.00%, 7/1/20-11/1/20                                           619              701
    11.50%, 1/1/13-2/1/20                                            707              807
    12.00%, 11/1/15                                                  682              780
    12.50%, 9/1/15-2/1/16                                            182              207
  October TBA
    4.50%, 10/25/18                                            (i)63,000           63,512
    5.00%, 10/25/18-10/25/33                                  (i)221,525          222,822
    5.50%, 10/25/18-10/25/33                              $   (i)156,500   $      160,694
    6.00%, 10/25/33                                            (i)68,500           70,683
  November TBA
    5.50%, 11/25/33                                           (i)103,500          105,214
    6.00%, 11/25/33                                            (i)55,850           57,473
Government National Mortgage Association,
  Various Pools:
    9.00%, 12/15/21-11/15/24                                       6,453            7,161
    9.50%, 8/15/09-12/15/19                                        5,693            6,312
    10.00%, 11/15/09-1/15/26                                      40,586           45,800
    10.50%, 12/15/14-4/15/25                                       3,964            4,502
    11.00%, 12/15/09-2/15/25                                      10,816           12,306
    11.50%, 4/15/13-4/20/19                                          202              232
    12.00%, 3/15/11-11/15/19                                       4,944            5,699
    12.50%, 6/15/10-12/15/13                                          18               21
-----------------------------------------------------------------------------------------
                                                                                2,384,064
=========================================================================================
ASSET BACKED CORPORATES (3.9%)
Chase Manhattan Auto Owner Trust
  2.70%, 1/18/05                                                   5,961            5,966
Citibank Credit Card Issuance Trust
  6.875%, 11/16/09                                                17,930           20,655
DaimlerChrysler Auto Trust
  2.90%, 12/6/04                                                   8,196            8,212
  6.11%, 11/8/04                                                   2,436            2,440
Federal Home Loan Mortgage Corporation
  4.75%, 2/25/42                                                      42               42
Ford Credit Auto Owner Trust
  1.62%, 8/15/05                                                  21,027           21,052
  5.12%, 10/15/04                                                    277              278
Harley-Davidson Motorcycle Trust
  3.02%, 9/15/06                                                     577              580
Honda Auto Receivables Owner Trust
  2.91%, 9/15/04                                                   2,127            2,129
Lehman ABS Manufactured Housing Contract
  3.01%, 3/15/10                                                   3,689            3,702
MBNA Master Credit Card Trust
  5.90%, 8/15/11                                                  19,035           21,260
  7.80%, 10/15/12                                                 17,410           21,106
Nissan Auto Receivables Owner Trust
  3.07%, 8/16/04                                                     291              291
Starwood Asset Receivables Trust
  1.38%, 5/28/17                                             (e)(h)6,754            6,750
-----------------------------------------------------------------------------------------
                                                                                  114,463
=========================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS --
  AGENCY COLLATERAL SERIES (3.3%)
Federal Home Loan Mortgage Corporation
  6.50%, 3/15/28                                                  12,790           12,969
  Inv Fl IO
  6.38%, 1/15/29                                                   2,684              218
  41.625%, 11/15/07                                                  417              188
  Inv Fl IO PAC
  7.304%, 2/15/08                                                  4,860              340
  Inv Fl IO REMIC
  6.38%, 8/15/30                                                   1,093               83
  6.875%, 10/15/08                                                 9,017              688

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
  AGENCY COLLATERAL Series (CONT'D)
  Inv Fl IO REMIC PAC
  8.475%, 3/15/08                                         $        3,042   $          254
  IO
  6.00%, 5/1/31                                                   29,488            3,388
  7.00%, 4/1/30                                                      414               52
  7.50%, 12/1/29                                                   2,047              296
  8.00%, 1/1/28-7/1/31                                            14,215            2,334
  REMIC PAC
  9.50%, 4/15/20                                                       9                9
Federal National Mortgage Association
  2.25%, 7/25/42                                                  12,972           12,975
  3.25%, 6/25/33                                                  15,483           15,611
  4.75%, 2/25/17                                                   1,177            1,186
  Inv Fl IO
  6.304%, 10/25/07                                                 7,650              452
  6.875%, 7/25/22                                                    668               61
  6.88%, 12/25/27                                                 13,777              738
  7.08%, 10/25/28                                                 34,382            3,033
  7.38%, 7/25/30                                                  20,813            1,846
  7.43%, 10/18/30                                                 11,876            1,030
  Inv Fl IO REMIC
  57.475%, 9/25/20                                                   154              273
  73.125%, 9/25/22                                                   289              360
  IO
  6.00%, 7/25/33-8/25/33                                          83,158           14,673
  6.50%, 12/25/29-5/25/33                                         73,491            9,055
  7.00%, 3/1/32                                                   29,813            4,349
  8.00%, 4/1/24-6/1/30                                            24,729            4,055
  8.50%, 10/1/25                                                   1,058              165
  9.00%, 11/1/26                                                   1,743              271
  IO PAC
  8.00%, 9/18/27                                                   6,380            1,015
Government National Mortgage Association
  Inv Fl IO
  7.03%, 5/16/31                                                  30,003            3,072
  7.08%, 8/16/31                                                  13,979            1,349
  7.48%, 8/16/29                                                   1,430              162
  Inv Fl IO PAC
  7.28%, 5/16/26                                                  10,970              666
Kidder Peabody Mortgage Assets Trust IO
  9.50%, 4/22/18                                                      11                2
-----------------------------------------------------------------------------------------
                                                                                   97,218
=========================================================================================
FINANCE (9.5%)
AIG SunAmerica Global Financing VI
  6.30%, 5/10/11                                               (e)12,745           14,328
American General Corp.
  7.50%, 7/15/25                                                   2,030            2,432
AXA Financial, Inc.
  6.50%, 4/1/08                                                    5,825            6,560
Citigroup, Inc.
  5.625%, 8/27/12                                                  6,275            6,736
  6.00%, 2/21/12                                                   2,620            2,898
  6.625%, 6/15/32                                                  1,250            1,380
Countrywide Home Loans, Inc.
  3.25%, 5/21/08                                          $        7,470   $        7,352
EOP Operating LP
  6.763%, 6/15/07                                                  1,555            1,740
  7.50%, 4/19/29                                                   4,960            5,581
Farmers Insurance Exchange
  8.625%, 5/1/24                                               (e)10,055           10,256
Ford Motor Credit Corp.
  7.25%, 10/25/11                                               (c)4,020            4,195
  7.375%, 10/28/09                                                 6,005            6,401
General Electric Capital Corp.
  6.75%, 3/15/32                                                   5,270            5,947
General Motors Acceptance Corp.
  6.875%, 9/15/11                                                 11,750           12,197
  8.00%, 11/1/31                                                   5,365            5,511
Goldman Sachs Group, Inc.
  6.125%, 2/15/33                                                  2,685            2,728
  6.875%, 1/15/11                                                  8,195            9,423
Hartford Financial Services Group, Inc.
  7.90%, 6/15/10                                                      35               42
Hartford Life, Inc.
  7.375%, 3/1/31                                                  10,200           11,966
Household Finance Corp.
  5.875%, 2/1/09                                                   9,045            9,918
  6.40%, 6/17/08                                                   3,555            3,990
iStar Financial, Inc.
  7.00%, 3/15/08                                                   1,975            2,054
  8.75%, 8/15/08                                                     917            1,027
J.P. Morgan Chase & Co.
  6.00%, 2/15/09                                                   7,595            8,370
  6.625%, 3/15/12                                               (c)3,000            3,379
John Hancock Financial Services, Inc.
  7.375%, 2/15/24                                               (e)8,230            9,199
MBNA America Bank
  7.125%, 11/15/12                                                 1,240            1,422
MBNA Corp.
  6.125%, 3/1/13                                                   5,880            6,286
Metropolitan Life Insurance Co.
  7.45%, 11/1/23                                               (e)15,445           16,061
Nationwide Mutual Insurance Co.
  7.50%, 2/15/24                                               (e)16,000           16,713
Newcourt Credit Group, Inc.
  6.875%, 2/16/05                                                  4,380            4,676
Prime Property Funding II
  7.00%, 8/15/04                                                (e)9,465            9,880
Prudential Holdings LLC
  7.245%, 12/18/23                                             (e)19,955           22,232
  8.695%, 12/18/23                                              (e)8,850           10,864
Simon Property Group LP
  6.375%, 11/15/07                                                 3,960            4,405
Vornado Realty Trust
  5.625%, 6/15/07                                                  3,150            3,361
Washington Mutual, Inc.
  8.25%, 4/1/10                                                    3,980            4,846

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
FINANCE (CONT'D)
World Financial Properties
  6.91%, 9/1/13                                            $   (e)10,136   $       11,318
  6.95%, 9/1/13                                                 (e)9,699           10,849
-----------------------------------------------------------------------------------------
                                                                                  278,523
=========================================================================================
INDUSTRIALS (15.2%)
Abitibi-Consolidated, Inc.
  8.55%, 8/1/10                                                    4,485            4,897
  8.85%, 8/1/30                                                    4,608            4,808
Aetna, Inc.
  7.875%, 3/1/11                                                   7,355            8,787
Albertson's, Inc.
  7.45%, 8/1/29                                                    1,225            1,381
  7.50%, 2/15/11                                                (c)4,170            4,857
Allied Waste North America
  8.50%, 12/1/08                                                (c)1,940            2,095
Altria Group, Inc.
  7.75%, 1/15/27                                                   3,645            3,806
Amerada Hess Corp.
  7.875%, 10/1/29                                                  6,445            7,337
Anthem Insurance Cos., Inc.
  9.00%, 4/1/27                                                 (e)6,770            8,807
AOL Time Warner, Inc.
  7.625%, 4/15/31                                                  1,512            1,719
Arrow Electronics, Inc.
  6.875%, 7/1/13-6/1/18                                            4,525            4,532
ArvinMeritor, Inc.
  6.625%, 6/15/07                                               (c)2,130            2,098
  8.75%, 3/1/12                                                 (c)2,275            2,383
AT&T Corp.
  7.30%, 11/15/11                                                    575              665
  8.50%, 11/15/31                                                  5,685            6,731
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                                    4,870            6,023
BAT International Finance plc
  4.875%, 2/25/09                                                  4,480            5,290
Boeing Capital Corp.
  5.80%, 1/15/13                                                (c)2,600            2,718
  6.10%, 3/1/11                                                    3,305            3,556
Boeing Co. (The)
  6.625%, 2/15/38                                                  1,375            1,414
Bowater Canada Finance Corp.
  7.95%, 11/15/11                                                  9,115            9,393
Cendant Corp.
  7.375%, 1/15/13                                               (c)3,925            4,525
Cigna Corp.
  6.375%, 10/15/11                                                 1,600            1,724
Clear Channel Communications, Inc.
  7.65%, 9/15/10                                                   2,565            3,041
Comcast Corp.
  5.30%, 1/15/14                                                   7,845            7,919
  6.50%, 1/15/15                                                   3,675            4,049
Conoco, Inc.
  6.95%, 4/15/29                                                   5,407            6,230
Constellation Energy Group, Inc.
  7.60%, 4/1/32                                            $       2,275   $        2,668
Continental Airlines, Inc.
  6.545%, 2/2/19                                                   3,346            3,276
  6.648%, 3/15/19                                                  7,927            7,561
  7.461%, 10/1/16                                                  1,372            1,308
D.R. Horton, Inc.
  6.875%, 5/1/13                                                   3,475            3,492
DaimlerChrysler N.A. Holding Corp.
  8.00%, 6/15/10                                                (c)1,155            1,346
  8.50%, 1/18/31                                                   3,670            4,290
Deutsche Telekom International Finance BV
  8.75%, 6/15/30                                                   5,010            6,355
Devon Financing Corp. ULC
  6.875%, 9/30/11                                                  1,095            1,257
Echostar DBS Corp.
  6.375%, 10/1/11                                               (e)3,825            3,825
  9.375%, 2/1/09                                                   4,600            4,905
Electronic Data Systems Corp.
  6.00%, 8/1/13                                                 (e)2,965            2,850
  7.125%, 10/15/09                                                 1,125            1,176
Federated Department Stores, Inc.
  6.90%, 4/1/29                                                    1,840            2,019
  7.00%, 2/15/28                                                   2,070            2,293
FMC Corp.
  10.25%, 11/1/09                                               (c)1,055            1,203
Ford Motor Co.
  6.625%, 10/1/28                                                 17,670           14,894
  7.45%, 7/16/31                                                   1,225            1,130
France Telecom S.A.
  7.00%, 12/23/09                                                  3,160            4,230
Gap, Inc. (The)
  10.55%, 12/15/08                                                 2,560            3,078
General Motors Acceptance Corp.
  4.50%, 7/15/06                                                (c)2,385            2,436
Glencore Nickel Property Ltd.
  9.00%, 12/1/14                                            (b)(d)18,080                2
Goodrich Corp.
  7.625%, 12/15/12                                              (c)1,945            2,242
GTE Corp.
  6.94%, 4/15/28                                                   8,355            8,978
Harrah's Operating Co., Inc.
  8.00%, 2/1/11                                                    5,970            7,071
HCA, Inc.
  6.30%, 10/1/12                                                (c)3,525            3,593
  7.19%, 11/15/15                                                  4,655            4,945
  7.58%, 9/15/25                                                      45               46
  9.00%, 12/15/14                                                  2,575            3,085
Health Net, Inc.
  8.375%, 4/15/11                                                  6,390            7,713
Hertz Corp.
  7.625%, 8/15/07                                                     30               33
Hilton Hotels Corp.
  7.625%, 12/1/12                                                  5,825            6,364

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Honeywell International, Inc.
  6.125%, 11/1/11                                         $     (c)3,575   $        3,998
Hutchison Whampoa International Ltd.
  6.50%, 2/13/13                                                (e)3,100            3,225
Hyatt Equities LLC
  6.875%, 6/15/07                                               (e)5,505            5,820
Inco Ltd.
  7.20%, 9/15/32                                                   4,440            4,849
  7.75%, 5/15/12                                                   2,800            3,314
International Paper Co.
  5.30%, 4/1/15                                                    1,652            1,644
  5.85%, 10/30/12                                                  2,545            2,709
Iron Mountain, Inc.
  6.625%, 1/1/16                                                   1,350            1,279
  7.75%, 1/15/15                                                   3,616            3,733
Kennametal, Inc.
  7.20%, 6/15/12                                                   4,115            4,448
Kerr McGee Corp.
  5.875%, 9/15/06                                                  1,315            1,426
  6.875%, 9/15/11                                               (c)1,650            1,871
Key Energy Services, Inc.
  6.375%, 5/1/13                                                   1,805            1,800
Kraft Foods, Inc.
  5.625%, 11/1/11                                                  1,135            1,196
  6.25%, 6/1/12                                                    2,830            3,103
Kroger Co.
  6.80%, 4/1/11                                                 (c)2,115            2,418
  7.50%, 4/1/31                                                    2,005            2,365
Liberty Media Corp.
  5.70%, 5/15/13                                                (c)3,060            3,055
Lockheed Martin Corp.
  7.75%, 5/1/26                                                    2,285            2,794
Marathon Oil Corp.
  6.80%, 3/15/32                                                   3,200            3,482
MeadWestvaco Corp.
  6.85%, 4/1/12                                                    2,940            3,312
Medco Health Solutions, Inc.
  7.25%, 8/15/13                                                   1,010            1,076
MGM Mirage, Inc.
  8.50%, 9/15/10                                                   6,490            7,301
Miller Brewing Co.
  4.25%, 8/15/08                                                (e)4,000            4,110
Mohawk Industries, Inc.
  7.20%, 4/15/12                                                   3,005            3,417
News America Holdings, Inc.
  7.28%, 6/30/28                                                (c)3,855            4,330
  7.75%, 2/1/24                                                    3,156            3,693
Olivetti Finance N.V
  5.875%, 1/24/08                                                  2,640            3,302
Omnicare, Inc.
  6.125%, 6/1/13                                                   1,390            1,362
Owens-Brockway Glass Containers
  7.75%, 5/15/11                                          $        3,255   $        3,369
  8.75%, 11/15/12                                               (c)1,995            2,140
Packaging Corp. of America
  5.75%, 8/1/13                                                 (e)2,200            2,234
Pemex Project Funding Master Trust
  8.00%, 11/15/11                                                    900            1,017
  8.625%, 2/1/22                                                (c)9,675           10,788
  9.125%, 10/13/10                                              (c)4,800            5,748
Petro Canada
  4.00%, 7/15/13                                                   1,065            1,001
  5.35%, 7/15/33                                                   2,410            2,198
Pulte Homes, Inc.
  6.375%, 5/15/33                                                  1,535            1,473
  7.875%, 8/1/11                                                (c)2,390            2,828
Raytheon Co.
  8.30%, 3/1/10                                                 (c)2,485            3,041
Sappi Papier Holding AG
  6.75%, 6/15/12                                                (e)2,355            2,609
Sealed Air Corp.
  5.625%, 7/15/13                                            (c)(e)3,365            3,409
Smithfield Foods, Inc.
  7.75%, 5/15/13                                               (c)(e)670              719
  8.00%, 10/15/09                                               (c)4,630            5,047
Sprint Capital Corp.
  8.375%, 3/15/12                                               (c)2,440            2,878
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, 5/1/07                                                   2,380            2,553
  7.875%, 5/1/12                                                   3,245            3,553
Station Casinos, Inc., Senior Notes
  8.375%, 2/15/08                                                  1,785            1,926
Systems 2001 Asset Trust LLC
  6.664%, 9/15/13                                               (e)9,123           10,219
Tenet Healthcare Corp.
  6.875%, 2/15/13                                               (c)8,410            7,611
  7.375%, 2/1/13                                                (c)1,880            1,894
Time Warner, Inc.
  6.625%, 5/15/29                                                  7,390            7,516
Toys R Us, Inc.
  7.375%, 10/15/18                                              (c)2,985            3,063
Tyco International Group S.A.
  5.80%, 8/1/06                                                    1,105            1,146
  6.375%, 10/15/11                                                 2,520            2,599
  6.75%, 2/15/11                                                   1,065            1,124
Verizon New England, Inc.
  6.50%, 9/15/11                                                   2,605            2,933
Waste Management, Inc.
  7.00%, 7/15/28                                                   5,430            5,925
  7.375%, 5/15/29                                                  1,245            1,424
Weyerhaeuser Co.
  6.75%, 3/15/12                                                   5,525            6,146
Xerox Corp.
  7.125%, 6/15/10                                               (c)3,060            3,037
-----------------------------------------------------------------------------------------
                                                                                  444,049
=========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
MORTGAGE -- OTHER (0.1%)
American Housing Trust
  9.125%, 4/25/21                                         $          993   $        1,040
  9.553%, 9/25/20                                                     73               73
First Federal Savings & Loan Association
  8.75%, 6/1/06                                                       46               46
Household Bank
  7.809%, 7/1/08                                                      19               19
Pelican Homestead Savings Association
  9.355%, 10/1/07                                                 (h)160              160
Ryland Acceptance Corp. IV
  6.65%, 7/1/11                                                    1,500            1,555
Shearson American Express
  9.625%, 12/1/12                                                     36               36
-----------------------------------------------------------------------------------------
                                                                                    2,929
=========================================================================================
SOVEREIGN (0.3%)
Republic of Colombia
  10.75%, 1/15/13                                                  2,640            2,970
United Mexican States
  8.00%, 9/24/22                                                     905              998
  8.30%, 8/15/31                                                     420              477
  8.375%, 1/14/11                                               (c)4,805            5,718
-----------------------------------------------------------------------------------------
                                                                                   10,163
=========================================================================================
U.S. TREASURY SECURITIES (13.2%)
U.S. Treasury Note
  3.875%, 2/15/13                                              (c)60,000           59,972
U.S. Treasury Strips
  IO
  5.085%, 2/15/20                                             (c)160,475           69,025
  5.146%, 5/15/20                                             (c)173,925           73,376
  5.166%, 8/15/20                                              (c)18,000            7,484
  5.179%, 2/15/21                                              (c)15,500            6,257
  5.185%, 5/15/21                                             (c)164,800           65,332
  5.219%, 11/15/21                                             (c)57,875           22,309
  5.272%, 11/15/22                                             (c)23,100            8,339
  5.284%, 8/15/22                                              (c)18,000            6,585
  PO
  5.163%, 5/15/21                                             (c)115,600           46,143
  5.207%, 11/15/21                                             (c)52,050           20,100
-----------------------------------------------------------------------------------------
                                                                                  384,922
=========================================================================================
UTILITIES (2.5%)
Appalachian Power Co.
  5.95%, 5/15/33                                                   2,915            2,784
Cincinnati Gas & Electric Co.
  5.375%, 6/15/33                                                  1,060              970
  5.40%, 6/15/33                                                     775              712
  5.70%, 9/15/12                                                   3,320            3,528
Columbus Southern Power Co.
  6.60%, 3/1/33                                                 (e)3,265            3,494
Consolidated Natural Gas Co.
  6.25%, 11/1/11                                                   3,800            4,237
Consumer's Energy Co.
  4.00%, 5/15/10                                             (c)(e)2,185            2,106
  4.80%, 2/17/09                                                (e)2,300            2,359
  5.375%, 4/15/13                                         $    (c)(e)955   $          956
Detroit Edison Co.
  6.125%, 10/1/10                                                     90              100
  6.35%, 10/15/32                                                  2,920            3,127
Exelon Corp.
  6.75%, 5/1/11                                                    2,175            2,461
FirstEnergy Corp.
  6.45%, 11/15/11                                               (c)3,865            4,033
  7.375%, 11/15/31                                                   975              998
GulfTerra Energy Partners LP
  6.25%, 6/1/10                                                 (e)2,645            2,632
  8.50%, 6/1/10                                                    3,925            4,229
Mobile Energy Services LLC
  8.665%, 1/1/17                                                (b)9,962              697
Monongahela Power Co.
  5.00%, 10/1/06                                                   2,220            2,226
Nisource Finance Corp.
  7.625%, 11/15/05                                                 2,720            3,008
Ohio Edison Co.
  5.45%, 5/1/15                                                 (e)3,265            3,186
PSEG Energy Holdings, Inc.
  8.625%, 2/15/08                                               (c)4,160            4,233
  9.125%, 2/10/04                                               (c)6,780            6,848
Ras Laffan Liquefied Natural Gas Co., Ltd.
  8.294%, 3/15/14                                               (e)5,210            6,096
Texas Eastern Transmission LP
  7.00%, 7/15/32                                                   2,240            2,482
TXU Energy Co.
  7.00%, 3/15/13                                                (e)2,130            2,315
Wisconsin Electric Power Co.
  5.625%, 5/15/33                                                  1,110            1,100
Wisconsin Energy Corp.
  6.20%, 4/1/33                                                    1,410            1,451
-----------------------------------------------------------------------------------------
                                                                                   72,368
=========================================================================================
  TOTAL FIXED INCOME SECURITIES
    (COST $3,786,801)                                                           3,834,977
=========================================================================================

                                                                  SHARES
-----------------------------------------------------------------------------------------
PREFERRED STOCK (1.2%)
MORTGAGES -- OTHER (1.2%)
Home Ownership Funding Corp.
  13.331% (COST $31,696)                                       (e)64,625           34,564
-----------------------------------------------------------------------------------------

                                                                    FACE
                                                                  AMOUNT
                                                                   (000)
-----------------------------------------------------------------------------------------
STRUCTURED INVESTMENT (0.0%)
Morgan Guaranty Trust Co., 11/20/05;
  monthly payments equal to 1% per annum
  of the outstanding notional balance indexed
  to GNMA ARM pools
  (COST $6,549)                                           $       24,915              250
=========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                    FACE
                                                                  AMOUNT            VALUE
                                                                   (000)            (000)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (15.1%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
  ON LOANED SECURITIES (7.5%)
American Express Credit
  1.13%, 5/17/04                                          $     (h)3,058   $        3,058
Beta Finance, Ltd.
  1.08%, 6/16/04                                               (h)14,254           14,254
CC USA, Inc.
  1.09%, 2/6/04                                                 (h)5,092            5,092
Citibank Credit Card
  1.14%, 11/7/03                                                   5,500            5,500
Deutsche Bank London
  1.07%, 10/27/03                                                 10,184           10,184
Dorada Finance, Inc.
  1.09%, 2/5/04                                                 (h)5,092            5,092
Federal Home Loan Mortgage Association
  1.10%, 12/30/03                                                 10,138           10,138
Federal National Mortgage Association
  1.07%, 1/29/04                                               (h)30,549           30,549
Grampian Funding LLC
  1.07%, 11/24/03                                                  5,692            5,692
International Credit Card Funding No.1 Ltd.
  1.12%, 3/19/04                                               (h)11,818           11,818
Links Finance LLC
  1.08%, 6/16/04                                                (h)5,091            5,091
  1.09%, 5/24/04                                                (h)8,145            8,145
Macquarie Ltd.
  1.21%, 6/24/04                                                (h)4,483            4,483
Sears Credit Account Master Trust
  1.15%, 10/15/04                                               (h)8,159            8,159
SWIFT
  1.12%, 1/15/04-3/15/04                                       (h)13,794           13,794
Target Credit Card Master Trust
  1.15%, 7/26/04                                                (h)8,050            8,050
UBS Securities LLC
  1.11%, 10/1/03                                                  59,657           59,657
Westdeutsche Landesbank N.Y
  1.05%, 11/17/03                                              (h)10,184           10,184
-----------------------------------------------------------------------------------------
                                                                                  218,940
=========================================================================================
DISCOUNT NOTES (4.1%)
Federal Home Loan Bank
  1.02%, 11/25/03                                                 17,000           16,974
  1.04%, 11/26/03                                                 19,800           19,770
Federal Home Loan Mortgage Corporation
  1.07%, 12/15/03                                                 45,000           44,903
Federal National Mortgage Association
  1.06%, 12/10/03                                                 22,000           21,956
  1.07%, 11/26/03                                                 18,300           18,271
-----------------------------------------------------------------------------------------
                                                                                  121,874
=========================================================================================
REPURCHASE AGREEMENT (3.0%)
J.P. Morgan Securities, Inc.
  0.80%, dated 9/30/03, due 10/1/03                       $    (f)87,741   $       87,741
-----------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.5%)
U.S. Treasury Bills
  0.94%, 1/15/04                                                (j)2,100            2,094
  1.00%, 3/25/04                                               (j)12,300           12,240
-----------------------------------------------------------------------------------------
                                                                                   14,334
=========================================================================================
  TOTAL SHORT-TERM INVESTMENTS
    (COST $442,881)                                                               442,889
=========================================================================================
TOTAL INVESTMENTS (147.4%) (COST $4,267,927) --
  INCLUDING $307,633 OF SECURITIES LOANED                                       4,312,680
-----------------------------------------------------------------------------------------

                                                                  AMOUNT
                                                                   (000)
-----------------------------------------------------------------------------------------
OTHER ASSETS (18.0%)
  Receivable for Forward Commitments                             394,589
  Receivable for Investments Sold                                 62,031
  Due from Broker                                                 42,515
  Interest Receivable                                             24,919
  Receivable for Portfolio Shares Sold                             1,816
  Other                                                              134          526,004
-----------------------------------------------------------------------------------------
LIABILITIES (-65.4%)
  Payable for Forward Commitments                             (1,575,461)
  Collateral for Securities Loaned, at Value                    (218,940)
  Payable for Portfolio Shares Redeemed                          (50,385)
  Net Unrealized Depreciation on Swap
    Agreements                                                   (35,732)
  Payable for Investments Purchased                              (14,833)
  Interest Payable for Swap Agreements                           (11,636)
  Payable for Investment Advisory Fees                            (2,975)
  Bank Overdraft Payable                                          (1,011)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                                     (634)
  Payable for Trustees' Fees and Expenses                           (278)
  Payable for Administrative Fees                                   (237)
  Payable for Custodian Fees                                         (19)
  Payable for Distribution Fees -- Adviser
    Class                                                            (44)
  Payable for Shareholder Servicing Fees
    -- Investment Class                                              (14)
  Other Liabilities                                                 (263)      (1,912,462)
-----------------------------------------------------------------------------------------
NET ASSETS (100%)                                                          $    2,926,222
=========================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                   AMOUNT
                                                                                    (000)
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                            $    2,964,491
Undistributed (Distributions in Excess of) Net Investment Income                   40,282
Accumulated Net Realized Gain (Loss)                                              (93,052)
Unrealized Appreciation (Depreciation) on:
  Investments Securities                                                           44,753
  Foreign Currency Exchange Contracts and Translations                               (630)
  Futures Contracts                                                                 6,110
  Swap Agreements                                                                 (35,732)
-----------------------------------------------------------------------------------------
NET ASSETS                                                                 $    2,926,222
=========================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                 $    2,600,453
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 222,053,175 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                          $        11.71
=========================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                 $      114,509
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,781,886 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                          $        11.71
=========================================================================================
ADVISER CLASS:
NET ASSETS                                                                 $      211,260
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,054,138 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                          $        11.70
=========================================================================================

(b)     Issuer is in default.
(c)     All or a portion of security on loan at September 30, 2003.
(d) Security was valued at fair value -- At September 30, 2003, the Portfolio held $2,000 of fair valued securities, representing 0.00% of net assets.
(e)     144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)     Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO      Interest Only
PAC     Planned Amortization Class
PO      Principal Only
REMIC   Real Estate Mortgage Investment Conduit
TBA     To be announced

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                     NET
 CURRENCY                                  IN                    UNREALIZED
    TO                                  EXCHANGE                 APPRECIATION
 DELIVER        VALUE     SETTLEMENT       FOR        VALUE     (DEPRECIATION)
  (000)         (000)        DATE         (000)      (000)          (000)
--------------------------------------------------------------------------------
EUR  4,638   $    5,407    10/24/03    US$  5,146   $   5,145   $        (262)
EUR  6,596        7,690    10/24/03    US$  7,318       7,318            (372)
             ----------                             ---------   -------------
             $   13,097                             $  12,463   $        (634)
             ==========                             =========   =============

EUR -- Euro
US$ -- U.S. Dollar

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                             NET
                                                                          UNREALIZED
                             NUMBER                                      APPRECIATION
                               OF           VALUE        EXPIRATION     (DEPRECIATION)
                            CONTRACTS       (000)           DATE            (000)
--------------------------------------------------------------------------------------
LONG:

U.S. Treasury
   10 yr. Note                   2,090   $    239,566       Dec - 03   $         8,646

U.S. Treasury
   Long Bond                     2,375        266,371       Dec - 03            14,947

SHORT:

Euro - Dollar                      148         36,580       Dec - 03              (625)
   Short Bond

U.S. Treasury
   2 yr. Note                       25          5,390       Dec - 03               (74)

U.S. Treasury
   5 yr. Note                    5,722        649,268       Dec - 03           (16,057)

Euro - Dollar
   Short Bond                      148         36,569       Mar - 04              (727)
                                                                       ---------------
                                                                       $         6,110
                                                                       ===============

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class Shares had a total return of 5.00% compared to 5.49% for the Citigroup Broad Investment Grade Index ("the Index").

FACTORS AFFECTING PERFORMANCE

U.S. market rates and yield spreads were quite volatile during the one-year period. U.S. Treasury securities yields declined sharply through mid-June 2003 before rising over the balance of the period. Most corporate bond yield spreads fell during the fiscal year; mortgage spreads experienced little net change despite a significant degree of interim volatility.

The Portfolio's below-Index interest-rate sensitivity (IRS) strategy had an unfavorable impact on relative returns during the period. The Portfolio's investment-grade credit requirements also limited its ability to benefit from the sharp decline in corporate yield spreads. On the other hand, an emphasis on higher-coupon mortgage securities had a favorable effect on relative performance during the fiscal year.

The Portfolio's underweight in Agency debentures and opportunistic holdings of non-dollar issues did not have a material impact on relative performance.

MANAGEMENT STRATEGIES

The Portfolio maintained an Index-like exposure to corporate bond yield spread changes. Insurance issues continued to offer the most value and comprise a material part of the corporate credit allocation; to a lesser extent, we also emphasized issues in the paper and auto-related areas. Banking and other higher-quality issuers remained rich, thereby justifying an underweight in these sectors.

Consistent with the view that most high-quality non-Treasury sectors did not offer sufficient value, the Portfolio also maintained a large underweight in Agency debentures.

Higher-coupon mortgages continued to offer the best relative value in the mortgage sector, and represented the bulk of the Portfolio's overweight in this area. Prices and yields of these securities continued to anticipate extremely fast prepayment assumptions; this strategy would benefit in an environment where actual prepayments continue to be slower than or equal to the prepayment speeds assumed in prevailing prices and yields.

With Treasury yields still at or near levels that assume a very pessimistic economic growth forecast, we believed that a defensive, below-Index interest-rate sensitivity (IRS) posture was warranted to preserve capital. The bulk of the underweight was in the five-year part of the yield curve, which is the maturity range most vulnerable to a change in the market's pessimistic economic growth forecast.

Opportunistic holdings of selected euro-zone corporate and sovereign non-dollar issues comprised less than 1% of the Portfolio, and remained currency-hedged to the U.S. dollar.

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                                                  FISCAL YEAR ENDED SEPTEMBER 30
          INVESTMENT GRADE FIXED INCOME PORTFOLIO - INSTITUTIONAL CLASS    CITIGROUP BROAD INVESTMENT GRADE INDEX
93                                                             5000000                                   5000000
94                                                             4762100                                   4840200
95                                                             5434750                                   5520500
96                                                             5767530                                   5793090
97                                                             6377720                                   6356080
98                                                             6966530                                   7084970
99                                                             6926600                                   7065780
 0                                                             7375130                                   7554230
 1                                                             8366850                                   8539210
 2                                                             9030200                                   9255810
 3                                                             9481500                                   9763500


* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and fees assessed to that class.

PERFORMANCE COMPARED TO THE CITIGROUP BROAD
INVESTMENT GRADE INDEX(1)

                                                TOTAL RETURNS(2)
                                       -------------------------------------
                                                      AVERAGE ANNUAL
                                              ------------------------------
                                        ONE     FIVE      TEN         SINCE
                                       YEAR    YEARS    YEARS     INCEPTION
----------------------------------------------------------------------------
Portfolio -- Institutional Class(3)    5.00%    6.36%    6.61%         8.58%
Index -- Institutional Class           5.49     6.62     6.92          8.30
Portfolio -- Adviser Class(4)          4.87       --       --          6.86
Index -- Adviser Class                 5.49       --       --          8.76

(1) The Citigroup Broad Investment Grade Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on August 31, 1990.
(4) Commenced offering on May 20, 2002.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
FIXED INCOME SECURITIES (124.3%)
AGENCY ADJUSTABLE RATE MORTGAGES (1.5%)
Government National Mortgage Association,
 Adjustable Rate Mortgages:
  4.375%, 2/20/25-1/20/28                   $      6,278   $      6,429
  5.625%, 11/20/25-12/20/27                        1,970          2,051
  5.75%, 7/20/25                                     134            136
-----------------------------------------------------------------------
                                                                  8,616
=======================================================================
AGENCY FIXED RATE MORTGAGES (74.1%)
Federal Home Loan Mortgage Corporation,
 Conventional Pools:
  8.25%, 10/1/06                                       8              9
  10.00%, 9/1/17-11/1/20                             198            221
  10.25%, 7/1/09                                      35             38
  11.00%, 1/1/16                                      56             62
  11.25%, 11/1/10-12/1/14                             85             95
  13.00%, 9/1/10                                       2              2
Gold Pools:
  6.00%, 2/1/32-4/1/32                               362            374
  6.50%, 10/1/17-4/1/33                           44,022         45,970
  7.00%, 2/1/26                                      110            116
  7.50%, 1/1/31-6/1/32                             6,084          6,508
  8.00%, 11/1/29-10/1/31                           4,210          4,531
  8.50%, 12/1/30                                     649            698
  10.00%, 10/1/19-1/1/21                             252            283
  10.50%, 3/1/16                                     162            179
October TBA
  5.00%, 10/15/18                               (i)5,750          5,887
  6.00%, 10/15/31                               (i)2,750          2,841
  6.50%, 10/15/49                              (i)52,450         54,761
  7.50%, 10/15/31                               (i)9,200          9,833
November TBA
  6.00%, 11/15/31                               (i)9,100          9,376
Federal National Mortgage Association,
 Conventional Pools:
  6.00%, 10/1/31-12/1/31                             385            398
  6.50%, 10/1/31-2/1/32                              689            718
  7.00%, 10/1/28-12/1/32                          52,291         55,328
  7.50%, 1/1/28-8/1/32                            21,650         23,108
  8.00%, 3/1/07-6/1/32                            20,336         19,151
  8.50%, 4/1/30-9/1/32                            13,526         14,581
  9.00%, 2/1/17                                      227            253
  9.50%, 5/1/28                                      455            507
  10.00%, 3/1/20-6/1/28                              500            560
  10.50%, 12/1/17-10/1/18                            154            173
  11.00%, 4/1/21                                     388            437
  11.25%, 8/1/13                                      60             69
  11.50%, 1/1/17-11/1/19                             111            126
October TBA
  4.50%, 10/25/18                              (i)10,900         10,989
  5.00%, 10/25/18-10/25/33                     (i)42,550         42,803
  5.50%, 10/25/18-10/25/33                     (i)36,100         37,023
  6.00%, 10/25/33                              (i)26,850         27,706
  7.00%, 10/25/33                               (i)4,450          4,703
November TBA
  5.50%, 11/25/33                           $  (i)26,750   $     27,193
  6.50%, 11/25/33                               (i)8,200          8,536
Government National Mortgage Association,
 Various Pools:
  9.00%, 11/15/17                                    592            655
  9.50%, 12/15/17-9/15/22                          2,185          2,424
  10.00%, 11/15/09-2/15/25                         3,217          3,624
  10.50%, 3/15/19                                      7              8
  11.00%, 2/15/10-2/15/16                            241            275
  11.50%, 1/20/18                                      5              5
-----------------------------------------------------------------------
                                                                423,137
=======================================================================
ASSET BACKED CORPORATES (5.7%)
Chase Credit Card Master Trust
  5.50%, 11/17/08                                  1,045          1,136
Chase Funding Mortgage Loan
  2.005%, 2/25/17                                  2,833          2,838
  2.811%, 6/25/16                                    673            673
Chase Manhattan Auto Owner Trust
  2.70%, 1/18/05                                     457            458
Citibank Credit Card Issuance Trust
  6.90%, 10/15/07                                  1,805          1,983
  7.45%, 9/15/07                                   1,340          1,465
Citifinancial Mortgage Securities, Inc.
  1.94%, 1/25/33                                (g)1,557          1,560
DaimlerChrysler Auto Trust
  2.90%, 12/6/04                                     524            525
  6.11%, 11/8/04                                     139            139
Federal Home Loan Mortgage Corporation
  4.75%, 2/25/42                                       2              2
Ford Credit Auto Owner Trust
  1.62%, 8/15/05                                   2,533          2,536
  5.12%, 10/15/04                                    583            585
Harley-Davidson Motorcycle Trust
  1.56%, 5/15/07                                   2,026          2,028
Honda Auto Receivables Owner Trust
  1.46%, 9/19/05                                   3,425          3,426
  1.66%, 6/15/05                                   2,415          2,418
  2.91%, 9/15/04                                     126            126
Lehman ABS Manufactured Housing Contract
  3.01%, 3/15/10                                     219            220
MBNA Master Credit Card Trust
  5.90%, 8/15/11                                     940          1,050
  7.80%, 10/15/12                                  2,715          3,291
Merrill Lynch Mortgage Investors, Inc.
  6.22%, 2/15/30                                     477            483
Nissan Auto Receivables Owner Trust
  3.07%, 8/16/04                                      44             44
  4.80%, 2/15/07                                   1,425          1,475
Peco Energy Transition Trust
  6.05%, 3/1/09                                    1,250          1,375
Whole Auto Loan Trust
  1.88%, 6/15/05                                   2,683          2,688
-----------------------------------------------------------------------
                                                                 32,524
=======================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
 AGENCY COLLATERAL SERIES (2.6%)
Federal Home Loan Mortgage Corporation
 Inv Fl IO
  1.50%, 6/17/27                            $      1,796   $         55
  6.88%, 3/15/32                                   2,783            230
  7.98%, 4/15/25                                     359              8
  23.888%, 3/15/24                                 2,227            668
  IO
  6.00%, 5/1/31                                    4,401            506
  6.50%, 4/1/28-5/15/33                            3,631          1,061
  8.00%, 1/1/28-7/1/31                             5,356            148
  REMIC PAC
 10.00%, 6/15/20                                      60             60
Federal National Mortgage Association
  2.115%, 10/25/42                                 2,435          2,433
  2.25%, 7/25/42                                   2,076          2,076
  4.50%, 5/25/42                                     502            502
  4.75%, 2/25/17                                      63             63
  Inv Fl IO
  6.98%, 12/25/29                                  1,827            101
  7.08%, 10/25/28                                  2,069            182
  7.375%, 5/18/27                                  3,110            303
  7.43%, 10/25/30                                  1,044             90
  IO
  6.00%, 11/25/32-8/25/33                         18,218          3,148
  6.50%, 5/25/33                                  10,053          1,307
  7.00%, 4/25/33                                   4,097            569
  7.50%, 11/1/29                                   1,366            204
  8.00%, 4/1/24-6/1/30                             1,293            212
  9.00%, 11/1/26                                     332             52
Government National Mortgage Association
  IO
  5.50%, 3/20/33                                   4,176            493
  Inv Fl IO
  7.48%, 8/16/29                                   2,621            280
-----------------------------------------------------------------------
                                                                 14,751
=======================================================================
FINANCE (9.1%)
AIG SunAmerica Global Financing IX
  6.90%, 3/15/32                                (e)1,175          1,356
American General Corp.
  7.50%, 7/15/25                                     545            653
American General Finance Corp.
  4.625%, 9/1/10                                     915            938
AXA Financial, Inc.
  6.50%, 4/1/08                                      760            856
BancWest Corp.
  6.93%, 12/1/03                                   1,650          1,665
Bank of New York Co., Inc. (The)
  5.20%, 7/1/07                                      285            308
Bank One Corp.
  6.00%, 2/17/09                                   1,350          1,503
CIT Group, Inc.
  2.875%, 9/29/06                                    590            593
Citicorp
  6.375%, 11/15/08                          $        705   $        795
  6.75%, 8/15/05                                     640            699
Citigroup, Inc.
  5.625%, 8/27/12                                  1,030          1,106
  6.00%, 2/21/12                                     195            216
Countrywide Home Loans, Inc.
  3.25%, 5/21/08                                   1,150          1,132
EOP Operating LP
  7.50%, 4/19/29                                   1,365          1,536
Farmers Exchange Capital
  7.05%, 7/15/28                                (e)1,185          1,109
Farmers Insurance Exchange
  8.625%, 5/1/24                                  (e)975            994
FleetBoston Financial Corp.
  7.25%, 9/15/05                                   1,145          1,264
Ford Motor Credit Corp.
  7.25%, 10/25/11                               (c)1,700          1,774
General Electric Capital Corp.
  6.75%, 3/15/32                                   1,535          1,732
General Motors Acceptance Corp.
  6.875%, 9/15/11                                  1,885          1,957
  8.00%, 11/1/31                                   1,280          1,315
Goldman Sachs Group, Inc.
  6.125%, 2/15/33                                    580            589
  6.60%, 1/15/12                                     730            826
  6.875%, 1/15/11                                    700            805
Hartford Financial Services Group, Inc.
  2.375%, 6/1/06                                     170            170
  7.75%, 6/15/05                                     475            522
  7.90%, 6/15/10                                     175            211
Hartford Life, Inc.
  7.65%, 6/15/27                                     970          1,158
Household Finance Corp.
  6.375%, 10/15/11                                   538            598
  6.40%, 6/17/08                                     465            522
  6.75%, 5/15/11                                     365            416
International Lease Finance Corp.
  3.75%, 8/1/07                                   (c)500            519
J.P. Morgan Chase & Co.
  6.00%, 2/15/09                                     940          1,036
John Hancock Financial Services, Inc.
  7.375%, 2/15/24                               (e)1,470          1,643
MBNA America Bank
  7.125%, 11/15/12                                   265            304
MBNA Corp.
  6.125%, 3/1/13                                (c)1,165          1,245
Metropolitan Life Insurance Co.
  7.45%, 11/1/23                                  (e)625            650
Nationwide Mutual Insurance Co.
  7.50%, 2/15/24                                (e)1,465          1,530
  8.25%, 12/1/31                               (c)(e)745            888
Prime Property Funding II
  7.00%, 8/15/04                                (e)1,380          1,440

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
FINANCE (CONT'D)
Prudential Holdings LLC
  7.245%, 12/18/23                          $   (e)3,125   $      3,482
  8.695%, 12/18/23                              (e)1,675          2,056
Simon Property Group LP
  6.35%, 8/28/12                                     120            131
  6.375%, 11/15/07                                   630            701
SLM Corp.
  5.00%, 10/1/13                                     865            874
Vornado Realty Trust
  5.625%, 6/15/07                                    530            566
Washington Mutual Bank FA
  5.50%, 1/15/13                                     170            178
Washington Mutual, Inc.
  8.25%, 4/1/10                                      510            621
World Financial Properties
  6.91%, 9/1/13                                 (e)4,197          4,686
-----------------------------------------------------------------------
                                                                 51,868
=======================================================================
INDUSTRIALS (10.2%)
Aetna, Inc.
  7.875%, 3/1/11                                   1,475          1,762
Albertson's, Inc.
  7.50%, 2/15/11                                (c)1,005          1,171
Altria Group, Inc.
  7.75%, 1/15/27                                     635            663
Amerada Hess Corp.
  7.875%, 10/1/29                                  1,085          1,235
America West Airlines, Inc.
  7.10%, 10/2/22                                   1,253          1,296
Anthem Insurance Cos., Inc.
  9.00%, 4/1/27                                 (e)1,095          1,425
  9.125%, 4/1/10                                  (e)250            315
AOL Time Warner, Inc.
  7.70%, 5/1/32                                   (c)465            534
AT&T Corp.
  8.50%, 11/15/31                                    795            941
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                      720            891
BAT International Finance plc
  4.875%, 2/25/09                                    745            880
BHP Finance USA Ltd.
  4.80%, 4/15/13                                     520            530
Boeing Capital Corp.
  6.10%, 3/1/11                                      485            522
  6.50%, 2/15/12                                  (c)165            181
Boeing Co. (The)
  6.625%, 2/15/38                                    640            658
Cendant Corp.
  7.375%, 1/15/13                                 (c)780            899
Centex Corp.
  7.875%, 2/1/11                                     465            550
CIGNA Corp.
  7.00%, 1/15/11                                     640            711
Clear Channel Communications, Inc.
  7.65%, 9/15/10                            $        660   $        782
Comcast Cable Communications
  6.75%, 1/30/11                                     320            361
Comcast Corp.
  6.50%, 1/15/15                                   1,185          1,306
Conoco, Inc.
  6.95%, 4/15/29                                   1,310          1,509
Constellation Energy Group, Inc.
  7.60%, 4/1/32                                      535            627
Continental Airlines, Inc.
  6.545%, 2/2/19                                  (c)356            348
  6.648%, 3/15/19                                    594            566
  6.90%, 1/2/18                                      657            635
Cooper Industries, Inc.
  5.25%, 7/1/07                                      770            829
CVS Corp.
  5.625%, 3/15/06                                    860            933
  6.204%, 10/10/25                                (e)245            262
DaimlerChrysler N.A. Holding Corp.
  7.75%, 1/18/11                                     440            503
  8.50%, 1/18/31                                     545            637
Deutsche Telekom International Finance BV
  8.75%, 6/15/30                                     830          1,053
Devon Financing Corp. ULC
  6.875%, 9/30/11                                    155            178
Electronic Data Systems Corp.
  6.00%, 8/1/13                                   (e)475            457
  7.125%, 10/15/09                                   315            329
Federated Department Stores, Inc.
  6.625%, 9/1/08                                     225            256
  6.90%, 4/1/29                                      140            154
  7.90%, 5/1/46                                      370            414
  8.50%, 6/1/10                                       65             82
Ford Motor Co.
  6.375%, 2/1/29                                   1,230          1,002
  6.625%, 10/1/28                                  1,105            931
France Telecom S.A.
  7.00%, 12/23/09                                    450            602
General Motors Acceptance Corp.
  4.50%, 7/15/06                                  (c)430            439
Goodrich Corp.
  7.625%, 12/15/12                                (c)310            357
GTE Corp.
  6.94%, 4/15/28                                   1,515          1,628
Honeywell International, Inc.
  6.125%, 11/1/11                                 (c)870            973
Hutchison Whampoa International Ltd.
  6.50%, 2/13/13                               (c)(e)565            588
Hyatt Equities LLC
  6.875%, 6/15/07                                 (e)680            719
Inco Ltd.
  7.20%, 9/15/32                                     875            956
  7.75%, 5/15/12                                     300            355

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
INDUSTRIALS (CONT'D)
International Paper Co.
  5.30%, 4/1/15                             $        500   $        497
  5.85%, 10/30/12                                    550            585
Kerr McGee Corp.
  5.875%, 9/15/06                                    190            206
  6.875%, 9/15/11                                 (c)250            283
Kraft Foods, Inc.
  5.625%, 11/1/11                                    175            184
  6.25%, 6/1/12                                      495            543
Kroger Co.
  7.50%, 4/1/31                                      125            147
  7.70%, 6/1/29                                      120            143
  8.00%, 9/15/29                                     465            571
Lockheed Martin Corp.
  7.75%, 5/1/26                                      470            575
Lowe's Cos., Inc.
  6.875%, 2/15/28                                    480            548
Marathon Oil Corp.
  6.80%, 3/15/32                                     595            647
Marriott International, Inc.
  7.00%, 1/15/08                                (h)1,270          1,439
May Department Stores Co.
  6.70%, 9/15/28                                   1,325          1,402
  7.875%, 3/1/30                                     225            270
MeadWestvaco Corp.
  6.85%, 4/1/12                                      515            580
Miller Brewing Co.
  4.25%, 8/15/08                                  (e)660            678
Mohawk Industries, Inc.
  7.20%, 4/15/12                                     355            404
News America Holdings, Inc.
  7.75%, 2/1/24                                      565            661
  8.875%, 4/26/23                                    470            604
News America, Inc.
  7.30%, 4/30/28                                     160            180
Olivetti Finance N.V.
  5.875%, 1/24/08                                    395            494
Pemex Project Funding Master Trust
  8.00%, 11/15/11                                    480            542
  8.625%, 2/1/22                                (c)1,030          1,148
  9.125%, 10/13/10                                   185            222
Petro Canada
  4.00%, 7/15/13                                     170            160
  5.35%, 7/15/33                                     395            360
Pulte Homes, Inc.
  6.375%, 5/15/33                                    400            384
Raytheon Co.
  8.30%, 3/1/10                                      460            563
Sappi Papier Holding AG
  6.75%, 6/15/12                                  (e)465            515
Sealed Air Corp.
  5.625%, 7/15/13                              (c)(e)565            572
Southwest Airlines Co.
  5.496%, 11/1/06                           $        520   $        567
Systems 2001 Asset Trust LLC
  6.664%, 9/15/13                               (e)1,565          1,754
TCI Communications, Inc.
  7.875%, 2/15/26                                    520            615
Time Warner, Inc.
  6.625%, 5/15/29                                    310            315
Verizon New England, Inc.
  6.50%, 9/15/11                                     610            687
Waste Management, Inc.
  6.875%, 5/15/09                                 (c)560            635
Wellpoint Health Networks, Inc.
  6.375%, 6/15/06                                 (c)735            812
Weyerhaeuser Co.
  6.75%, 3/15/12                                     970          1,079
-----------------------------------------------------------------------
                                                                 58,506
=======================================================================
MORTGAGE -- OTHER (0.0%)
California Federal Savings & Loan Association
  8.80%, 1/1/14                                        7              7
First Federal Savings & Loan Association
  8.75%, 6/1/06                                       40             40
Ryland Acceptance Corp. IV
  6.65%, 7/1/11                                      193            200
-----------------------------------------------------------------------
                                                                    247
=======================================================================
SOVEREIGN (0.5%)
United Mexican States
  8.00%, 9/24/22                                     745            821
  8.30%, 8/15/31                                     670            761
  8.375%, 1/14/11                               (c)1,060          1,262
-----------------------------------------------------------------------
                                                                  2,844
=======================================================================
U.S. TREASURY SECURITIES (19.1%)
U.S. Treasury Bonds
  7.25%, 8/15/22                               (c)10,000         12,952
  8.25%, 8/15/21                               (c)14,060         19,688
  8.75%, 8/15/20                                (c)2,050          3,010
U.S. Treasury Note
  3.50%, 11/15/06                                  6,000          6,269
U.S. Treasury Strips
  IO
  4.379%, 5/15/10                               (c)7,500          5,945
  5.085%, 2/15/20                              (c)35,475         15,259
  5.146%, 5/15/20                              (c)13,200          5,569
  5.166%, 8/15/20                               (c)3,400          1,414
  5.185%, 5/15/21                              (c)52,750         20,912
  5.219%, 11/15/21                             (c)14,350          5,532
  5.272%, 11/15/22                              (c)3,475          1,254
  5.284%, 8/15/22                               (c)3,400          1,244
  PO
  5.163%, 5/15/21                              (c)17,625          7,035
  5.207%, 11/15/21                              (c)8,000          3,089
-----------------------------------------------------------------------
                                                                109,172
=======================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
UTILITIES (1.5%)
Appalachian Power Co.
  5.95%, 5/15/33                            $     (c)440   $        420
Carolina Power & Light Co.
  5.125%, 9/15/13                                    850            871
Cincinnati Gas & Electric Co.
  5.375%, 6/15/33                                    165            151
  5.40%, 6/15/33                                     225            207
  5.70%, 9/15/12                                     440            468
Columbus Southern Power Co.
  6.60%, 3/1/33                                   (e)205            219
Consolidated Natural Gas Co.
  6.25%, 11/1/11                                     720            803
Detroit Edison Co.
  6.125%, 10/1/10                                    120            133
  6.35%, 10/15/32                                    330            353
Duke Energy Corp.
  4.50%, 4/1/10                                      560            573
Exelon Corp.
  6.75%, 5/1/11                                   (c)500            566
Florida Power & Light Co.
  4.85%, 2/1/13                                      215            220
Ohio Power Co.
  6.60%, 2/15/33                                  (e)325            347
Public Service Electricity & Gas Co.
  5.00%, 1/1/13                                      580            595
Ras Laffan Liquefied Natural Gas Co., Ltd.
  8.294%, 3/15/14                                 (e)890          1,041
South Carolina Electric & Gas Co.
  5.30%, 5/15/33                                     265            250
Texas Eastern Transmission LP
  7.00%, 7/15/32                                     320            355
TXU Energy Co.
  7.00%, 3/15/13                                  (e)405            440
Wisconsin Electric Power Co.
  5.625%, 5/15/33                                    165            164
Wisconsin Energy Corp.
  6.20%, 4/1/33                                      215            221
-----------------------------------------------------------------------
                                                                  8,397
=======================================================================
  TOTAL FIXED INCOME SECURITIES
    (COST $695,217)                                             710,062
=======================================================================

                                                  SHARES
-----------------------------------------------------------------------
PREFERRED STOCK (0.7%)
MORTGAGES -- OTHER (0.7%)
Home Ownership Funding Corp.
  13.331% (COST $3,642)                         (e)7,150          3,824

                                                    FACE
                                                  AMOUNT
                                                   (000)
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (20.7%)
SHORT-TERM DEBT SECURITIES HELD AS
 COLLATERAL ON LOANED SECURITIES (5.7%)
American Express Credit
  1.13%, 5/17/04                            $     (h)460            460

                                                    FACE
                                                  AMOUNT          VALUE
                                                   (000)          (000)
-----------------------------------------------------------------------
Beta Finance, Ltd.
  1.08%, 6/16/04                            $   (h)2,143   $      2,143
CC USA, Inc.
  1.09%, 2/6/04                                   (h)766            766
Citibank Credit Card
  1.14%, 11/7/03                                     827            827
Deutsche Bank London
  1.07%, 10/27/03                                  1,531          1,531
Dorada Finance, Inc.
  1.09%, 2/5/04                                   (h)765            765
Federal Home Loan Mortgage Corporation
  1.10%, 12/30/03                                  1,524          1,524
Federal National Mortgage Association
  1.07%, 1/29/04                                (h)4,593          4,593
Grampian Funding LLC
  1.07%, 11/24/03                                    856            856
International Credit Card Funding No.1
  Ltd.
    1.12%, 3/19/04                              (h)1,777          1,777
Links Finance LLC
  1.08%, 6/16/04                                  (h)765            765
  1.09%, 5/24/04                                (h)1,225          1,225
Macquarie Ltd.
  1.21%, 6/24/04                                  (h)674            674
Sears Credit Account Master Trust,
  1.15%, 10/15/04                               (h)1,227          1,227
SWIFT,
  1.12%, 1/15/04-3/15/04                        (h)2,074          2,074
Target Credit Card Master Trust
  1.15%, 7/26/04                                (h)1,210          1,210
UBS Securities LLC
  1.11%, 10/1/03                                   8,969          8,969
Westdeutsche Landesbank N.Y.
  1.05%, 1/17/04                                (h)1,531          1,531
-----------------------------------------------------------------------
                                                                 32,917
=======================================================================
DISCOUNT NOTES (13.1%)
Federal Home Loan Bank
  1.04%, 10/17/03-11/26/03                        45,000         44,953
Federal Home Loan Mortgage Corporation
  1.05%, 10/31/03                                 20,000         19,983
Federal National Mortgage Association
  1.06%, 11/19/03                                 10,000          9,987
-----------------------------------------------------------------------
                                                                 74,923
=======================================================================
REPURCHASE AGREEMENT (1.6%)
J.P. Morgan Securities, Inc.
  0.80%, dated 9/30/03, due 10/1/03             (f)9,060          9,060
-----------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.3%)
U.S. Treasury Bills
  0.94%, 1/15/04                                  (j)300            299
  1.00%, 3/25/04                                (j)1,350          1,344
-----------------------------------------------------------------------
                                                                  1,643
=======================================================================
  TOTAL SHORT-TERM INVESTMENTS
  (COST $118,538)                                               118,543
=======================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                                       VALUE
                                                                       (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (145.7%)(COST $817,397) --
  INCLUDING $89,360 OF SECURITIES LOANED                        $    832,429
============================================================================

                                                      AMOUNT
                                                       (000)
----------------------------------------------------------------------------
OTHER ASSETS (14.7%)
  Receivable for Forward Commitments            $     68,032
  Receivable for Investments Sold                      6,895
  Due from Broker                                      3,913
  Interest Receivable                                  3,789
  Receivable for Portfolio Shares Sold                 1,062
  Other                                                   25          83,716
----------------------------------------------------------------------------
LIABILITIES (-60.4%)
  Payable for Forward Commitments                   (306,013)
  Collateral on Securities Loaned, at Value          (32,917)
  Net Unrealized Depreciation on Swap
    Agreements                                        (2,441)
  Interest Payable for Swap Agreements                (1,612)
  Payable for Investments Purchased                     (892)
  Payable for Investment Advisory Fees                  (529)
  Bank Overdraft Payable                                (181)
  Payable for Portfolio Shares Redeemed                 (151)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                          (97)
  Payable for Trustees' Fees and Expenses                (46)
  Payable for Administrative Fees                        (44)
  Payable for Custodian Fees                              (4)
  Other Liabilities                                      (44)       (344,971)
----------------------------------------------------------------------------
NET ASSETS (100%)                                               $    571,174
============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                 $    559,322
Undistributed (Distributions in Excess
 of) Net Investment Income                                             6,246
Accumulated Net Realized Gain (Loss)                                  (6,950)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                               15,032
  Foreign Currency Exchange Contracts and                                (97)
  Translations
  Futures Contracts                                                       62
  Swap Agreements                                                     (2,441)
----------------------------------------------------------------------------
NET ASSETS                                                      $    571,174
============================================================================
INSTITUTIONAL CLASS:

NET ASSETS                                                      $    569,593
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 49,375,301 outstanding shares
    of beneficial interest (unlimited
    authorization, no par value)                                $      11.54
============================================================================
ADVISER CLASS:

NET ASSETS                                                      $      1,581
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE

 Applicable to 137,188 outstanding shares
   of beneficial interest (unlimited
   authorization, no par value)                                 $      11.53
============================================================================

(c)    All or a portion of security on loan at September 30, 2003.
(e)    144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2003. Maturity date disclosed is the ultimate maturity date.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)    Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.

IO     Interest Only
PAC    Planned Amortization Class
PO     Principal Only
REMIC  Real Estate Mortgage Investment Conduit
TBA    To be announced

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                       NET
CURRENCY                                     IN                     UNREALIZED
  TO                                      EXCHANGE                 APPRECIATION
DELIVER          VALUE      SETTLEFORT     VALUE        VALUE     (DEPRECIATION)
 (000)           (000)         DATE        (000)        (000)         (000)
--------------------------------------------------------------------------------
EUR   771       $   898      10/24/03     US$    855   $     855    $        (43)
EUR   960         1,119      10/24/03     US$  1,065       1,065             (54)
                -------                                ---------   -------------
                $ 2,017                                $   1,920    $        (97)
                =======                                =========   =============

EUR -- Euro
US$ -- U.S. Dollar

FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                         NET
                                                                      UNREALIZED
                            NUMBER                                   APPRECIATION
                             OF            VALUE       EXPIRATION   (DEPRECIATION)
                          CONTRACTS        (000)          DATE          (000)
----------------------------------------------------------------------------------

LONG:
 U.S. Treasury
  10 yr. Note                 221      $     25,332     Dec - 03      $        403

 U.S. Treasury
  Long Bond                   321            36,002     Dec - 03             2,116

SHORT:

 Euro - Dollar
  Short Bond                   20             4,943     Dec - 03               (85)

 U.S. Treasury
  2 yr. Note                   40             8,624     Dec - 03              (118)

 U.S. Treasury
  5 yr. Note                  768            87,144     Dec - 03            (2,156)

 Euro - Dollar
  Short Bond                   20             4,942     Mar - 04               (98)
                                                                      ------------
                                                                      $         62
                                                                      ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. CORE FIXED INCOME PORTFOLIO

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class Shares had a total return of 4.61% compared to 5.49% for the Citigroup Broad Investment Grade Index ("the Index").

FACTORS AFFECTING PERFORMANCE

U.S. market rates and yield spreads were quite volatile during the one-year period. U.S. Treasury securities yields declined sharply through mid-June 2003 before rising over the balance of the period. Most corporate bond yield spreads fell during the fiscal year; mortgage spreads experienced little net change despite a significant degree of interim volatility.

The Portfolio's below-Index interest-rate sensitivity (IRS) strategy had an unfavorable impact on relative returns during the period. The Portfolio's investment-grade credit requirements also limited its ability to benefit from the sharp decline in corporate yield spreads. On the other hand, an emphasis on higher-coupon mortgage securities had a favorable effect on relative performance during the fiscal year.

The Portfolio's underweight in Agency debentures did not have a material impact on relative performance.

MANAGEMENT STRATEGIES

The Portfolio maintained an Index-like exposure to corporate bond yield spread changes. Insurance issues continued to offer the most value and comprise a material part of the corporate credit allocation; to a lesser extent, we also emphasized issues in the paper and auto-related areas. Banking and other higher-quality issuers remained rich, thereby justifying an underweight in these sectors.

Consistent with the view that most high-quality non-Treasury sectors did not offer sufficient value, the Portfolio also maintained a large underweight in Agency debentures.

Higher-coupon mortgages continued to offer the best relative value in the mortgage sector, and represented the bulk of the Portfolio's overweight in this area. Prices and yields of these securities continued to anticipate extremely fast prepayment assumptions; this strategy would benefit in an environment where actual prepayments continue to be slower than or equal to the prepayment speeds assumed in prevailing prices and yields.

With Treasury yields still at or near levels that assume a very pessimistic economic growth forecast, we believed that a defensive, below-Index interest-rate sensitivity (IRS) posture was warranted to preserve capital. The bulk of the underweight was in the five-year part of the yield curve, which is the maturity range most vulnerable to a change in the market's pessimistic economic growth forecast.

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

         U.S. CORE FIXED INCOME PORTFOLIO - INSTITUTIONAL CLASS         CITIGROUP BROAD INVESTMENT GRADE INDEX
93                                                      5000000                                        5000000
94                                                      4856440                                        4840200
95                                                      5552180                                        5520500
96                                                      5797220                                        5793090
97                                                      6388550                                        6356080
98                                                      7016370                                        7084970
99                                                      6938040                                        7065780
 0                                                      7346130                                        7554230
 1                                                      8350770                                        8539210
 2                                                      9017430                                        9255810
 3                                                      9433000                                        9763500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception date and fees assessed to that class.

PERFORMANCE COMPARED TO THE CITIGROUP BROAD INVESTMENT GRADE INDEX(1)

                                                            TOTAL RETURNS(2)
                                               ---------------------------------------------------
                                                                         AVERAGE ANNUAL
                                                             -------------------------------------
                                                      ONE          FIVE           TEN        SINCE
                                                     YEAR         YEARS         YEARS    INCEPTION
--------------------------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)                  4.61%         6.10%         6.55%        8.77%
Index -- Institutional Class                         5.49          6.62          6.92         8.71
Portfolio -- Adviser Class(4)                        4.28            --            --         6.62
Index -- Adviser Class                               5.49            --            --         7.49

(1)  The Citigroup Broad Investment Grade Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on September 29, 1987.
(4)  Commenced offering on March 1, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS

U.S. CORE FIXED INCOME PORTFOLIO

                                                     FACE
                                                   AMOUNT          VALUE
                                                    (000)          (000)
--------------------------------------------------------------------------
FIXED INCOME SECURITIES (128.5%)
AGENCY ADJUSTABLE RATE MORTGAGES (1.1%)
Government National Mortgage Association,
 Adjustable Rate Mortgages:
  4.375%, 2/20/25-1/20/28                    $      2,628   $      2,690
  5.625%, 10/20/27-12/20/27                           126            131
  5.75%, 8/20/25-9/20/27                              750            766
------------------------------------------------------------------------
                                                                   3,587
========================================================================
AGENCY FIXED RATE MORTGAGES (77.4%)
Federal Home Loan Mortgage Corporation,
 Conventional Pools:
  10.00%, 10/1/12-11/1/20                             143            160
  11.50%, 8/1/19                                       77             89
 Gold Pools:
  6.50%, 3/1/32-8/1/32                             20,800         21,718
  7.50%, 1/1/30-6/1/32                              3,062          3,275
  8.00%, 10/1/29-10/1/31                            2,221          2,391
  8.50%, 3/1/30-7/1/31                              1,158          1,244
  10.00%, 6/1/17-3/1/21                               276            307
  12.00%, 11/1/19                                      23             26
 September TBA
  6.50%, 9/15/33                                (i)19,450         20,262
 October TBA
  5.00%, 10/15/18                                (i)2,500          2,559
  6.00%, 10/15/31                                (i)3,000          3,099
  6.50%, 10/15/49                               (i)23,250         24,274
 November TBA
  6.00%, 11/15/31                                (i)5,100          5,255
Federal National Mortgage Association,
 Conventional Pools:
  7.00%, 2/1/26-5/1/33                             20,329         21,504
  7.50%, 9/1/16-7/1/32                             30,347         32,387
  8.00%, 4/1/25-8/1/32                             12,104         11,758
  8.50%, 5/1/23-9/1/32                              8,489          9,165
  9.00%, 4/1/26                                     1,524          1,694
  9.50%, 2/1/20-8/1/21                                352            392
  10.00%, 8/1/18-2/1/25                               133            149
  10.50%, 11/1/10-10/1/18                             156            175
  11.00%, 9/1/19-9/1/20                               245            279
  11.50%, 11/1/19                                     159            180
 October TBA
  4.50%, 10/25/18                                (i)7,050          7,107
  5.00%, 10/25/18-10/25/33                      (i)25,425         25,596
  5.50%, 10/25/18-10/25/33                      (i)16,450         16,898
  6.00%, 10/25/33                               (i)13,000         13,414
  7.00%, 10/25/33                                (i)5,375          5,681
 November TBA
  5.50%, 11/25/33                               (i)16,150         16,418
  6.00%, 11/25/33                                (i)4,800          4,940
Government National Mortgage Association,
 Various Pools:
  9.00%, 11/15/17                                     100            111
  9.50%, 12/15/17-12/15/21                            755            837
  10.00%, 9/15/18-4/15/25                             661            746
  10.50%, 2/15/13-2/15/25                           1,279          1,456
  11.00%, 12/15/09-7/15/20                   $        129   $        147
  11.50%, 4/15/13-8/15/13                             161            185
  12.00%, 12/15/12-3/15/14                             14             17
------------------------------------------------------------------------
                                                                 255,895
========================================================================
ASSET BACKED CORPORATES (5.1%)
Chase Credit Card Master Trust
  5.50%, 11/17/08                                     865            941
Chase Funding Mortgage Loan
  2.005%, 2/25/17                                   1,640          1,643
Chase Manhattan Auto Owner Trust
  2.70%, 1/18/05                                      251            252
Citibank Credit Card Issuance Trust
  6.875%, 11/16/09                                  1,240          1,428
  7.45%, 9/15/07                                      705            771
DaimlerChrysler Auto Trust
  2.90%, 12/6/04                                      501            502
  6.11%, 11/8/04                                      124            124
Federal Home Loan Mortgage Corporation
  4.75%, 2/25/42                                        2              2
Ford Credit Auto Owner Trust
  1.62%, 8/15/05                                    1,520          1,522
  5.12%, 10/15/04                                     262            263
Harley-Davidson Eaglemark Motorcycle Trust
  1.56%, 5/15/07                                    1,283          1,285
  1.91%, 4/16/07                                      722            724
Honda Auto Receivables Owner Trust
  1.46%, 9/19/05                                    1,900          1,901
  1.66%, 6/15/05                                    1,449          1,451
  2.91%, 9/15/04                                      126            126
Lehman ABS Manufactured Housing Contract
  3.01%, 3/15/10                                      157            157
MBNA Master Credit Card Trust
  7.80%, 10/15/12                                   1,480          1,794
Nissan Auto Receivables Owner Trust
  3.07%, 8/16/04                                       19             19
  4.80%, 2/15/07                                      525            543
Whole Auto Loan Trust
  1.88%, 6/15/05                                    1,533          1,536
------------------------------------------------------------------------
                                                                  16,984
========================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS --
 AGENCY COLLATERAL SERIES (1.8%)
Federal Home Loan Mortgage Corporation
  Inv Fl IO
  1.50%, 6/17/27                                      312              9
  7.44%, 10/15/29                                     481             36
  7.99%, 4/15/25                                      226              5
  23.887%, 3/15/24                                    393            118
  IO
  6.00%, 5/1/31                                     2,822            324
  6.50%, 4/1/28-5/15/33                             5,232            685
  7.00%, 4/1/30                                        94             12
  8.00%, 1/1/28-7/1/31                                320             54
Federal National Mortgage Association
  4.50%, 5/25/42                                      223            223
  4.75%, 2/25/17                                       71             72

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. CORE FIXED INCOME PORTFOLIO

                                                     FACE
                                                   AMOUNT          VALUE
                                                    (000)          (000)
------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
 AGENCY COLLATERAL SERIES (CONT'D)
  Inv Fl IO
  6.44%, 2/17/31                             $      1,120   $        117
  6.98%, 12/25/29                                   1,148             64
  7.09%, 10/25/28                                   2,159            190
  IO
  6.00%, 11/25/32-8/25/33                          11,516          1,993
  6.50%, 5/25/33                                    6,489            844
  7.00%, 4/25/33                                    3,283            456
  8.00%, 4/1/24-6/1/30                              1,293            212
  9.00%, 11/1/26                                      125             19
  IO PAC
  8.00%, 8/18/27                                      129             20
Government National Mortgage Association
  Inv Fl IO
  6.46%, 9/16/31                                      607             51
  6.83%, 12/16/25                                   1,899            192
  6.875%, 9/16/27                                     859             85
  7.38%, 9/20/30                                      557             55
  7.48%, 8/16/29                                    1,992            217
------------------------------------------------------------------------
                                                                   6,053
========================================================================
FINANCE (9.2%)
AIG SunAmerica Global Financing VI
  6.30%, 5/10/11                                   (e)965          1,085
American General Corp.
  7.50%, 7/15/25                                      455            545
American General Finance Corp.
  4.625%, 9/1/10                                      465            477
AXA Financial, Inc.
  6.50%, 4/1/08                                       105            118
BancWest Corp.
  6.93%, 12/1/03                                   (e)575            580
Bank of New York Co., Inc. (The)
  5.20%, 7/1/07                                       165            178
Bank One Corp.
  6.00%, 2/17/09                                      730            813
CIT Group, Inc.
  2.875%, 9/29/06                                     340            342
Citicorp
  6.375%, 11/15/08                                    380            429
  6.75%, 8/15/05                                      425            464
Citigroup, Inc.
  5.625%, 8/27/12                                     660            708
  6.00%, 2/21/12                                       70             77
Countrywide Home Loans, Inc.
  3.25%, 5/21/08                                      730            719
EOP Operating LP
  6.763%, 6/15/07                                     480            537
  7.50%, 4/19/29                                      645            726
Equitable Life Assurance Society U.S.A.
  6.95%, 12/1/05                                   (e)860            947
Farmers Exchange Capital
  7.05%, 7/15/28                                   (e)585            547
Farmers Insurance Exchange
  8.625%, 5/1/24                             $     (e)475   $        485
FleetBoston Financial Corp.
  7.25%, 9/15/05                                      730            806
Ford Motor Credit Corp.
  7.25%, 10/25/11                                (c)1,055          1,101
General Electric Capital Corp.
  6.75%, 3/15/32                                      920          1,038
General Motors Acceptance Corp.
  6.875%, 9/15/11                                   1,085          1,126
  8.00%, 11/1/31                                      825            847
Goldman Sachs Group, Inc.
  6.125%, 2/15/33                                     350            356
  6.60%, 1/15/12                                      140            158
  6.875%, 1/15/11                                     780            897
Hartford Financial Services Group, Inc.
  2.375%, 6/1/06                                      360            359
Hartford Life, Inc.
  7.65%, 6/15/27                                      730            872
Household Finance Corp.
  6.375%, 10/15/11                                    185            206
  6.40%, 6/17/08                                      300            337
  6.75%, 5/15/11                                      235            268
International Lease Finance Corp.
  3.75%, 8/1/07                                    (c)325            337
J.P. Morgan Chase & Co.
  6.00%, 2/15/09                                      545            601
  7.00%, 11/15/09                                      55             63
John Hancock Financial Services, Inc.
  5.625%, 12/1/08                                  (c)295            324
  7.375%, 2/15/24                                  (e)610            682
MBNA Corp.
  6.125%, 3/1/13                                      865            925
Metropolitan Life Insurance Co.
  7.45%, 11/1/23                                   (e)400            416
Nationwide Mutual Insurance Co.
  7.50%, 2/15/24                                   (e)755            789
  8.25%, 12/1/31                                   (e)225            268
Prime Property Funding II
  7.00%, 8/15/04                                   (e)400            418
Prudential Holdings LLC
  7.245%, 12/18/23                               (e)1,890          2,106
  8.695%, 12/18/23                               (e)1,025          1,258
Simon Property Group LP
  6.35%, 8/28/12                                      130            142
  6.375%, 11/15/07                                    320            356
SLM Corp.
  5.00%, 10/1/13                                      490            495
Vornado Realty Trust
  5.625%, 6/15/07                                     280            299
Wachovia Corp.
  4.95%, 11/1/06                                      445            480
Washington Mutual, Inc.
  8.25%, 4/1/10                                       420            511

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. CORE FIXED INCOME PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
FINANCE (CONT'D)
World Financial Properties
  6.91%, 9/1/13                                     $     (e)792   $        884
  6.95%, 9/1/13                                           (e)802            897
-------------------------------------------------------------------------------
                                                                         30,399
===============================================================================
INDUSTRIALS (9.4%)
Aetna, Inc.
  7.875%, 3/1/11                                             875          1,045
Albertson's, Inc.
  7.45%, 8/1/29                                           (c)200            226
  7.50%, 2/15/11                                             440            512
Altria Group, Inc.
  7.75%, 1/15/27                                             370            386
Amerada Hess Corp.
  6.65%, 8/15/11                                             310            340
  7.875%, 10/1/29                                            475            541
America West Airlines, Inc.
  7.10%, 10/2/22                                             654            676
Anthem Insurance Cos., Inc.
  9.00%, 4/1/27                                           (e)580            755
  9.125%, 4/1/10                                          (e)200            252
AOL Time Warner, Inc.
  6.125%, 4/15/06                                            575            623
  7.70%, 5/1/32                                              275            316
AT&T Corp.
  8.50%, 11/15/31                                            470            556
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                              420            519
Boeing Capital Corp.
  5.75%, 2/15/07                                          (c)150            162
  6.10%, 3/1/11                                              280            301
  6.50%, 2/15/12                                           (c)95            104
Boeing Co. (The)
  6.625%, 2/15/38                                            420            432
Cendant Corp.
  7.375%, 1/15/13                                         (c)455            525
Centex Corp.
  7.875%, 2/1/11                                             295            349
Cigna Corp.
  6.375%, 10/15/11                                           130            140
Clear Channel Communications, Inc.
  7.65%, 9/15/10                                             380            451
Comcast Cable Communications
  6.75%, 1/30/11                                             165            186
Comcast Corp.
  6.50%, 1/15/15                                          (c)815            898
Conoco, Inc.
  6.95%, 4/15/29                                           1,040          1,198
Constellation Energy Group, Inc.
  7.60%, 4/1/32                                              315            369
Continental Airlines, Inc.
  6.545%, 2/2/19                                             508            497
  7.461%, 10/1/16                                            295            281
Cooper Industries, Inc.
  5.25%, 7/1/07                                     $        405   $        436
CVS Corp.
  6.204%, 10/10/25                                        (e)145            155
DaimlerChrysler N.A. Holding Corp.
  7.20%, 9/1/09                                              155            174
  8.50%, 1/18/31                                             465            544
Devon Financing Corp. ULC
  6.875%, 9/30/11                                             95            109
Electronic Data Systems Corp.
  6.00%, 8/1/13                                           (e)305            293
  7.125%, 10/15/09                                           170            178
Federated Department Stores, Inc.
  6.625%, 9/1/08                                             120            136
  6.90%, 4/1/29                                              330            362
Ford Motor Co.
  6.625%, 10/1/28                                          1,510          1,273
General Mills, Inc.
  3.875%, 11/30/07                                           225            231
General Motors Acceptance Corp.
  4.50%, 7/15/06                                          (c)275            281
Goodrich Corp.
  7.625%, 12/15/12                                        (c)200            230
GTE Corp.
  6.94%, 4/15/28                                           1,250          1,343
Honeywell International, Inc.
  6.125%, 11/1/11                                            520            582
Hyatt Equities LLC
  6.875%, 6/15/07                                         (e)510            539
International Paper Co.
  5.30%, 4/1/15                                              235            234
  5.85%, 10/30/12                                            320            341
Kerr McGee Corp.
  5.875%, 9/15/06                                            115            125
  6.875%, 9/15/11                                         (c)195            221
Kraft Foods, Inc.
  5.25%, 6/1/07                                              330            354
  5.625%, 11/1/11                                            105            111
  6.25%, 6/1/12                                              295            323
Kroger Co.
  7.50%, 4/1/31                                           (c)405            478
Lockheed Martin Corp.
  8.50%, 12/1/29                                             255            341
Lowe's Cos., Inc.
  6.50%, 3/15/29                                             190            208
  6.875%, 2/15/28                                         (c)110            125
Marathon Oil Corp.
  5.375%, 6/1/07                                             360            387
  6.80%, 3/15/32                                             460            501
Marriott International, Inc.
  7.00%, 1/15/08                                          (h)740            838
May Department Stores Co.
  6.70%, 9/15/28                                             900            952
  6.90%, 1/15/32                                          (c)100            109

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. CORE FIXED INCOME PORTFOLIO

                                                     FACE
                                                   AMOUNT          VALUE
                                                    (000)          (000)
------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Meadwestvaco Corp.
  6.85%, 4/1/12                              $        260   $        293
Mohawk Industries, Inc.
  7.20%, 4/15/12                                      200            227
News America Holdings, Inc.
  7.75%, 2/1/24                                       440            515
  8.875%, 4/26/23                                     260            334
Pulte Homes, Inc.
  6.375%, 5/15/33                                     250            240
Raytheon Co.
  8.30%, 3/1/10                                       565            691
Sealed Air Corp.
  5.625%, 7/15/13                                  (e)355            360
Southwest Airlines Co.
  5.496%, 11/1/06                                     325            354
TCI Communications, Inc.
  7.875%, 2/15/26                                     205            243
Time Warner, Inc.
  6.625%, 5/15/29                                     185            188
Union Pacific Corp.
  3.625%, 6/1/10                                      305            295
  6.79%, 11/9/07                                      310            351
Verizon New England, Inc.
  6.50%, 9/15/11                                      150            169
Waste Management, Inc.
  6.875%, 5/15/09                                  (c)360            408
Wellpoint Health Networks, Inc.
  6.375%, 6/15/06                                     380            420
Weyerhaeuser Co.
  6.125%, 3/15/07                                  (c)325            357
  6.75%, 3/15/12                                      555            617
------------------------------------------------------------------------
                                                                  31,216
========================================================================
MORTGAGE -- OTHER (0.0%)
Gemsco Mortgage Pass Through Certficate
  8.701%, 11/25/10                                  (h)36             37
------------------------------------------------------------------------
U.S. TREASURY SECURITIES (23.1%)
U.S. Treasury Bonds
  7.625%, 2/15/25                               (c)14,750         20,007
  8.125%, 8/15/19                               (c)14,750         20,442
U.S. Treasury Strips
  IO
  5.085%, 2/15/20                               (c)12,775          5,495
  5.146%, 5/15/20                               (c)15,575          6,571
  5.166%, 8/15/20                                   2,000            831
  5.179%, 2/15/21                                     500            202
  5.185%, 5/15/21                               (c)29,350         11,635
  5.219%, 11/15/21                               (c)8,425          3,248
  5.272%, 11/15/22                               (c)2,200            794
  5.284%, 8/15/22                                   2,000            732
  PO
  5.163%, 5/15/21                                  10,950          4,371
  5.207%, 11/15/21                                  4,925          1,902
------------------------------------------------------------------------
                                                                  76,230
========================================================================
UTILITIES (1.4%)
Appalachian Power Co.
  5.95%, 5/15/33                             $        280   $        267
Carolina Power & Light Co.
  5.125%, 9/15/13                                     490            502
Cincinnati Gas & Electric Co.
  5.375%, 6/15/33                                     120            110
  5.40%, 6/15/33                                      290            267
  5.70%, 9/15/12                                      255            271
Columbus Southern Power Co.
  6.60%, 3/1/33                                    (e)250            268
Consolidated Natural Gas Co.
  6.25%, 11/1/11                                      475            530
Detroit Edison Co.
  6.125%, 10/1/10                                     100            111
  6.35%, 10/15/32                                     190            203
Duke Energy Corp.
  4.50%, 4/1/10                                       335            343
Exelon Corp.
  6.75%, 5/1/11                                    (c)285            322
Florida Power & Light Co.
  4.85%, 2/1/13                                       125            128
Ohio Power Co.
  6.60%, 2/15/33                                   (e)105            112
Public Service Electricity & Gas Co.
  5.00%, 1/1/13                                       345            354
South Carolina Electric & Gas Co.
  5.30%, 5/15/33                                      170            160
Texas Eastern Transmission LP
  7.00%, 7/15/32                                      180            199
TXU Energy Co.
  7.00%, 3/15/13                                   (e)235            256
Wisconsin Electric Power Co.
  5.625%, 5/15/33                                     105            104
Wisconsin Energy Corp.
  6.20%, 4/1/33                                       130            134
------------------------------------------------------------------------
                                                                   4,641
========================================================================
  TOTAL FIXED INCOME SECURITIES
    (COST $415,710)                                              425,042
========================================================================

                                                   SHARES
------------------------------------------------------------------------
PREFERRED STOCK (0.5%)
MORTGAGE -- OTHER (0.5%)
Home Ownership Funding Corp.
  13.331% (COST $1,512)                          (e)2,975          1,591
------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (20.2%)
SHORT-TERM DEBT SECURITIES HELD
  AS COLLATERAL ON LOANED SECURITIES (7.8%)
American Express Credit Corp.
  1.13%, 5/17/04                              $    (h)360            360
BETA Finance, Inc.
  1.08%, 6/16/04                                 (h)1,678          1,678

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. CORE FIXED INCOME PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
 ON LOANED SECURITIES(CONT'D)
CC USA, Inc.
  1.09%, 2/6/04                                              $      (h)599      $         599
Citibank Credit Card
  1.14%, 11/7/03                                                    (h)647                647
Deutsche Bank London AG
  1.07%, 10/27/03                                                    1,199              1,199
Dorado Finance, Inc.
  1.09%, 2/5/04                                                     (h)599                599
Federal Home Loan Mortgage Corporation
  1.10%, 12/30/03                                                    1,193              1,193
Federal National Mortgage Association
  1.07%, 1/29/04                                                  (h)3,597              3,597
Grampian Funding LLC
  1.07%, 11/24/03                                                      670                670
International Credit Card Funding No. I Ltd.
  1.12%, 3/19/04                                                  (h)1,391              1,391
Links Finance LLC
  1.08%, 6/16/04                                                    (h)959                959
  1.09%, 5/24/04                                                    (h)599                599
Macquarie Bank Ltd.
  1.21%, 6/24/04                                                    (h)528                528
Sears Credit Card Account Master
  1.15%, 10/15/04                                                   (h)960                960
SWIFT 2001
  1.12%, 1/15/04-3/15/04                                          (h)1,624              1,624
Target Credit Card Master Trust
  1.15%, 7/26/04                                                    (h)948                948
UBS Securities LLC
  1.11%, 10/1/03                                                     7,023              7,023
Westdeutsche Landesbank N.Y.
  1.05%, 11/17/03                                                 (h)1,199              1,199
---------------------------------------------------------------------------------------------
                                                                                       25,773
=============================================================================================
DISCOUNT NOTE (3.0%)
Federal National Mortgage Association
  1.052%, 12/15/03                                                  10,000              9,978
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.1%)
J.P. Morgan Securities, Inc.
  0.80%, dated 9/30/03, due 10/1/03                              (f)29,934             29,934
---------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.3%)
U.S. Treasury Bill
  0.94%, 1/15/04                                                  (j)1,100              1,097
---------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $66,782)                                          66,782
=============================================================================================
TOTAL INVESTMENTS (149.2%)(COST $484,004) --
  INCLUDING $71,049 OF SECURITIES LOANED                                              493,415
=============================================================================================

                                                                    AMOUNT             AMOUNT
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
OTHER ASSETS (14.9%)
  Receivable for Forward Commitments                         $      41,324
  Receivable for Investments Sold                                    4,257
  Interest Receivable                                                2,319
  Receivable for Portfolio Shares Sold                                 447
  Net Unrealized Appreciation on Swap
    Agreements                                                         414
  Due from Broker                                                      319
  Other                                                                 15      $      49,095
---------------------------------------------------------------------------------------------
LIABILITIES (-64.1%)
  Payable for Forward Commitments                                 (184,600)
  Collateral for Securities Loaned, at Value                       (25,773)
  Interest Payable for Swap Agreements                                (972)
  Payable for Investment Advisory Fees                                (288)
  Bank Overdraft Payable                                              (124)
  Payable for Portfolio Shares Redeemed                                (37)
  Payable for Administrative Fees                                      (27)
  Payable for Trustees' Fees and Expenses                              (16)
  Payable for Investments Purchased                                    (16)
  Payable for Custodian Fees                                            (2)
  Payable for Distribution Fees -- Adviser Class                        (2)
  Other Liabilities                                                    (32)          (211,889)
---------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                               $     330,621
=============================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                 $     324,070
Undistributed (Distributions in Excess of) Net Investment
  Income                                                                                3,888
Accumulated Net Realized Gain (Loss)                                                   (5,984)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                                 9,411
  Futures Contracts                                                                    (1,178)
  Swap Agreements                                                                         414
---------------------------------------------------------------------------------------------
NET ASSETS                                                                      $     330,621
=============================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                      $     320,036
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,411,451 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                            $       11.26
=============================================================================================
ADVISER CLASS:
NET ASSETS                                                                      $      10,585
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 943,818 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                            $       11.22
=============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. CORE FIXED INCOME PORTFOLIO

(c)       All or a portion of security on loan at September 30, 2003.
(e)       144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)       Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO        Interest Only
PAC       Planned Amortization Class
PO        Principal Only
TBA       To be announced


FUTURES CONTRACTS:
  The Portfolio had the following futures contract(s) open at period end:

                                                                       NET
                                                                    UNREALIZED
                        NUMBER                                     APPRECIATION
                          OF          VALUE       EXPIRATION      (DEPRECIATION)
                       CONTRACTS      (000)          DATE             (000)
---------------------------------------------------------------------------------
LONG:
U.S. Treasury
  10 yr. Note             201        $ 23,040       Dec-03        $          493

SHORT:

  Euro Dollar
    Short Bond             12           2,966       Dec-03                   (51)

  U.S. Treasury
    2 yr. Note             10           2,156       Dec-03                   (30)

  U.S. Treasury
    5 yr. Note            501          56,848       Dec-03                (1,394)

  U.S. Treasury
    Long Bond              26           2,916       Dec-03                  (137)

  Euro Dollar
    Short Bond             12           2,965       Mar-04                   (59)
                                                                  --------------
                                                                  $       (1,178)
                                                                  ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT
SEPTEMBER 30, 2003

     INVESTMENT OVERVIEW (UNAUDITED)

     CASH RESERVES PORTFOLIO

     The Cash Reserves Portfolio is a money-market fund whose primary objectives are liquidity, preservation of capital, and high current income. The Portfolio is managed in a conservative style, generally without the use of derivatives or funding agreements. Investments are diversified across several fixed-income sectors, and may include high quality commercial paper, negotiable certificates of deposit, the bank notes of carefully selected, large depository institutions, Federal agency obligations, and fully collateralized repurchase agreements.

     PERFORMANCE

     During the fiscal year ended September 30, 2003, the Portfolio's Institutional Class Shares provided a total return of 1.02%, compared to 0.55% for the Lipper Money Market Average ("the Index"). For the period ended September 30, 2003 the Portfolio's Institutional Class shares 7-Day effective yield was 1.02%, the SEC 7-Day current yield was 1.01% and the 30-day average annualized yield was 1.05%.

     FACTORS AFFECTING PERFORMANCE

     During the twelve months ended September 30, 2003, favorable economic trends began to appear, especially during the past three months. Although down slightly in September, the ISM Manufacturing Index had risen monthly since April, and has remained above 50 for the quarter, indicating growth. However, the accommodative monetary policy, stimulative fiscal policy, productivity growth and gains in the stock market have yet not produced meaningful gains in employment or capital investment. The manufacturing sector remained sluggish and for most months so far in 2003 non-farm payrolls have declined.

     Geopolitical concerns and instability continued to contribute to caution within the business community.

     The Federal Reserve Open Market Committee (FOMC) maintained an accommodative posture in an attempt to encourage a faster pace of economic activity. After holding its target rate for federal funds at 1.25 percent for seven months, the FOMC lowered its target to 1.00 percent, a 45-year low, on June 25, 2003. At that meeting, the Fed repeated its formal economic assessment announced at the previous month's meeting, which indicated that while the outlook for economic growth was balanced, there remained a risk of a substantial further fall in inflation. Against this backdrop, money market fund yield levels fell to record lows.

     PERFORMANCE ANALYSIS / MANAGEMENT STRATEGY

     As of September 30, 2003, the Portfolio had net assets of $136 million. The average maturity of the Portfolio was 19 days. The Portfolio seeks high liquidity and preservation of capital while generating a yield reflecting prevailing money market conditions.

     Throughout the past year, we continued our long-standing policy of purchasing only high quality, very liquid money market securities. The Portfolio does not contain any derivative securities.

                                                  2003 ANNUAL REPORT
                                                  SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

      CASH RESERVES PORTFOLIO - INSTITUTIONAL CLASS     LIPPER MONEY MARKET FUNDS AVERAGE      CITIGROUP 1-MONTH TREASURY BILL INDEX
93                                          5000000                               5000000                                    5000000
94                                          5170180                               5156700                                    5168700
95                                          5458250                               5424850                                    5434330
96                                          5750500                               5689910                                    5707520
97                                          6056280                               5966730                                    5987230
98                                          6387430                               6262640                                    6278830
99                                          6702050                               6537950                                    6545340
00                                          7097940                               6893130                                    6889800
01                                          7455160                               7202570                                    7212030
02                                          7588290                               7293120                                    7344390
03                                          7670000                               7324500                                    7429500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary based upon the different inception date and fees assessed to that class.

PERFORMANCE COMPARED TO THE LIPPER MONEY MARKET FUNDS AVERAGE AND CITIGROUP 1-MONTH TREASURY BILL INDEX(1)

                                                TOTAL RETURNS(2)
                                       --------------------------------------

                                                      AVERAGE ANNUAL                         SEC
                                                  --------------------------      7-DAY    7-DAY
                                        ONE        FIVE       TEN      SINCE  EFFECTIVE  CURRENT
                                       YEAR       YEARS     YEARS  INCEPTION      YIELD    YIELD
------------------------------------------------------------------------------------------------
Portfolio -- Institutional
   Class (3)                            1.02%     3.72%     4.37%    4.41%       1.02%      1.01%
Lipper Money Market
   Funds Average --
   Institutional Class                  0.55      3.20      3.89     4.01          --         --
Citigroup 1-Month Treasury
   Bill Index -- Institutional
   Class                                1.16      3.42      4.04     4.06          --         --
Portfolio --
   Investment Class (4)                 0.87        --        --     3.31        0.87       0.86
Lipper Money Market
   Funds Average --
   Investment Class                     0.55        --        --     2.95          --         --
Citigroup 1-Month Treasury
   Bill Index -- Investment
   Class                                1.16        --        --     3.26          --         --

(1) The Lipper Money Market Funds Average is an arithmetic average of the total return of all Money Market Funds tracked by Lipper Inc. The Citigroup 1-Month Treasury Bill Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on August 29, 1990.
(4) Commenced offering on August 16, 1999.

The SEC 7-day yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. You may obtain the Portfolio's current SEC 7-day yield by calling 1-800-354-8185.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

CASH RESERVES PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
COMMERCIAL PAPER (41.2%)
DIVERSIFIED FINANCIAL SERVICES (5.6%)
Caterpillar Financial Service Corp.
  1.02%, 10/6/03                                     $     2,575    $     2,575
Mortgage Interest Networking Trust
  1.07%, 10/23/03                                          5,000          4,997
-------------------------------------------------------------------------------
                                                                          7,572
===============================================================================
FINANCE - AUTOMOTIVE (4.4%)
American Honda Financial
  1.05%, 11/17/03                                          6,000          5,992
-------------------------------------------------------------------------------
FINANCE - CONSUMER (18.0%)
American Express Credit Corp.
  1.03%, 10/7/03                                           6,000          5,999
DaimlerChrysler Revolving Auto Conduit LLC
  1.05%, 10/24/03                                          6,500          6,496
FCAR Owner Trust Corp.
  1.06%, 10/2/03                                           6,000          6,000
New Center Asset Trust
  1.05%, 10/27/03                                          6,000          5,995
-------------------------------------------------------------------------------
                                                                         24,490
===============================================================================
INTERNATIONAL BANKS (13.2%)
ANZ (Delaware), Inc.
  1.06%, 10/22/03                                          6,000          5,996
ING U.S. Funding LLC
  1.07%, 12/4/03                                           6,000          5,989
Royal Bank of Scotland
  1.05%, 10/15/03                                          6,000          5,997
-------------------------------------------------------------------------------
                                                                         17,982
===============================================================================
  TOTAL COMMERCIAL PAPER (COST $56,036)                                  56,036
===============================================================================
CERTIFICATES OF DEPOSIT (13.6%)
INTERNATIONAL BANKS (9.2%)
Canadian Imperial Bank of Commerce
  1.05%, 10/10/03                                          6,500          6,500
Lloyds TSB Bank plc
  1.06%, 12/15/03                                          6,000          6,000
-------------------------------------------------------------------------------
                                                                         12,500
===============================================================================
MAJOR BANKS (4.4%)
Standard Federal Bancorp
  1.06%, 11/26/03                                          6,000          6,000
-------------------------------------------------------------------------------
  TOTAL CERTIFICATES OF DEPOSIT (COST $18,500)                           18,500
===============================================================================
DISCOUNT NOTES (12.7%)
U.S. GOVERNMENT & AGENCY SECURITIES (12.7%)
Federal Home Loan Bank
  1.03%, 10/17/03                                          9,500          9,496
Federal National Mortgage Association
  1.04%, 10/17/03                                          7,834          7,830
-------------------------------------------------------------------------------
  TOTAL DISCOUNT NOTES (COST $17,326)                                    17,326
===============================================================================
REPURCHASE AGREEMENTS (35.5%)
J.P. Morgan Securities, Inc.
  0.80%, dated 9/30/03, due 10/1/03                  $ (f)24,000    $   24,000
UBS AG
  1.08%, dated 9/30/03, due 10/1/03                    (f)24,200         24,200
===============================================================================
  TOTAL REPURCHASE AGREEMENTS (COST $48,200)                             48,200
===============================================================================
TOTAL INVESTMENTS (103.0%)
  (COST $140,062)                                                       140,062
===============================================================================

                                                               AMOUNT
                                                                (000)
------------------------------------------------------------------------------------
OTHER ASSETS (0.0%)
  Interest Receivable                                              9
  Other                                                            4              13
------------------------------------------------------------------------------------
LIABILITIES (-3.0%)
  Bank Overdraft Payable                                      (3,934)
  Dividends Payable                                              (80)
  Payable for Investment Advisory Fees                           (58)
  Payable for Administrative Fees                                (14)
  Payable for Trustees' Fees and Expenses                         (8)
  Payable for Custodian Fees                                      (1)
  Payable for Shareholder Servicing Fees --
    Investment Class                                              (1)
  Other Liabilities                                              (17)         (4,113)
------------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $     135,962
====================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                        $     135,954
Undistributed (Distributions in Excess of) Net Investment
  Income                                                                          13
Accumulated Net Realized Gain (Loss)                                              (5)
------------------------------------------------------------------------------------
NET ASSETS                                                             $     135,962
====================================================================================
INSTITUTIONAL CLASS:
--------------------
NET ASSETS                                                             $     128,097
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 128,088,114 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                   $        1.00
====================================================================================
INVESTMENT CLASS:
-----------------
NET ASSETS                                                             $       7,865
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 7,865,799 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                   $        1.00
====================================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

HIGH YIELD PORTFOLIO

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government, corporate and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio. High yield fixed income securities, otherwise known as "junk bonds", represent a much greater risk of default and tend to be more volatile than higher rated bonds.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class Shares had a total return of 28.68% compared to 28.05% for the CSFB High Yield Index ("the Index").

FACTORS AFFECTING PERFORMANCE

The high-yield market experienced one of the best twelve-month periods in the history of the asset class after three years of low or negative returns.

In this environment, the lowest rated and riskiest securities (rated CCC and below) experienced the highest returns as they rose over 45% while BB rated securities returned a respectable, but much lower 17%.

Security selection enhanced performance in various sectors including metals, media, broadcasting, chemicals, and wireless communications.

Compared to the Index, the Portfolio was underweighted in the lowest-rated segment of the market, which detracted from overall performance.

In terms of sector allocations, our underweight to the utility sector detracted from performance while our underweight to consumer products added to relative returns.

MANAGEMENT STRATEGIES

The Portfolio continued its long-term strategy of trying to find larger, competitive companies with strong management teams that, in our judgment, were likely to generate good cash flow.

Over the past year, we implemented this strategy through careful security selection that gave the portfolio overweights in the manufacturing, wireless communications, housing and chemical sectors, where we found many compelling investment opportunities. Our main underweighted sectors included aerospace, utilities, financials and consumer products.

[CHART]

   COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                              FISCAL YEAR ENDED SEPTEMBER 30
   HIGH YIELD PORTFOLIO - INSTITUTIONAL CLASS    CS FIRST BOSTON HIGH YIELD INDEX
93                                     5000000                            5000000
94                                     5178300                            5171910
95                                     5881280                            5898860
96                                     6694610                            6532040
97                                     8026510                            7560600
98                                     7932600                            7521190
99                                     8631270                            7817950
00                                     8611890                            7967890
01                                     7211130                            7575390
02                                     6322320                            7791040
03                                     8135500                            9977000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)

                                                     TOTAL RETURNS(2)
                                               --------------------------------
                                                            AVERAGE ANNUAL
                                                        -----------------------
                                                 ONE    FIVE     TEN     SINCE
                                                YEAR   YEARS   YEARS INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)            28.68%   0.51%   4.99%     7.22%
Index -- Institutional Class                   28.05    5.81    7.15      8.96
Portfolio -- Investment Class(4)               28.69    0.36      --      3.27
Index -- Investment Class                      28.05    5.81      --      6.55
Portfolio -- Adviser Class(5)                  28.54    0.31      --      1.83
Index -- Adviser Class                         28.05    5.81      --      5.76

(1)  The CS First Boston High Yield Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on February 28, 1989.
(4)  Commenced offering on May 21, 1996.
(5)  Commenced offering on January 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT
September 30, 2003

STATEMENT OF NET ASSETS

HIGH YIELD PORTFOLIO

                                                            FACE
                                                          AMOUNT               VALUE
                                                           (000)               (000)
-------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (93.7%)
AEROSPACE (0.3%)
Air Canada, Inc.
  10.25%, 3/15/11                                   $ (b)(c)2,355       $         907
-------------------------------------------------------------------------------------
BROADCASTING (3.0%)
Interep National Radio Sales, Inc.
  10.00%, 7/1/08                                            2,545               2,303
Nextmedia Operating, Inc.
  10.75%, 7/1/11                                            2,315               2,593
Salem Communications Holding Corp.
  9.00%, 7/1/11                                             2,400               2,583
TV Azteca S.A. de C.V.
  10.50%, 2/15/07                                        (c)2,640               2,759
-------------------------------------------------------------------------------------
                                                                               10,238
=====================================================================================
CABLE (6.0%)
Avalon Cable Holding Finance, Inc.
  0.00%, 12/1/08                                           (g)710                 728
Charter Communications Holdings LLC
  0.00%, 1/15/11                                         (g)1,765               1,103
  10.25%, 1/15/10                                          (c)840                 655
  10.75%, 10/1/09                                           1,850               1,512
CSC Holdings, Inc.
  7.25%, 7/15/08                                              690                 688
  8.125%, 7/15/09                                           1,075               1,107
  9.875%, 2/15/13                                          (c)700                 729
 10.50%, 5/15/16                                           (c)495                 545
DirecTV Holdings LLC
  8.375%, 3/15/13                                        (e)3,459               3,900
Echostar DBS Corp.
  6.375%, 10/1/11                                        (e)1,865               1,865
  9.125%, 1/15/09                                           1,485               1,682
  9.375%, 2/1/09                                            2,440               2,602
NTL, Inc.
  19.00%, 1/1/10                                           (c)840                 823
Pegasus Communications Corp.
  9.75%, 12/1/06                                         (c)1,050                 829
  12.50%, 8/1/07                                              475                 380
Renaissance Media Group LLC
  10.00%, 4/15/08                                          (g)710                 710
Satelites Mexicanos S.A. de C.V
  10.125%, 11/1/04                                       (b)2,170               1,042
-------------------------------------------------------------------------------------
                                                                               20,900
=====================================================================================
CHEMICALS (6.7%)
Acetex Corp.
  10.875%, 8/1/09                                             810                 897
Avecia Group plc
  11.00%, 7/1/09                                         (c)1,475               1,291
Equistar Chemicals LP
  10.125%, 9/1/08                                           1,650               1,633
  10.625%, 5/1/11                                        (e)1,120               1,109
FMC Corp.
  10.25%, 11/1/09                                           1,100               1,254
Huntsman Advanced Materials LLC
  11.00%, 7/15/10                                 $     (c)(e)825       $         858
Huntsman International LLC
  9.875%, 3/1/09                                        (c)(e)855                 898
  10.125%, 7/1/09                                 EUR       1,300               1,342
  10.125%, 7/1/09                                 $        (c)855                 812
ISP Holdings, Inc.
  10.625%, 12/15/09                                         2,400               2,616
Koppers, Inc.
  9.875%, 10/15/13                                            575                 575
Messer Greisheim GmbH
  10.375%, 6/1/11                                 EUR       2,025               2,681
Millennium America, Inc.
  7.00%, 11/15/06                                 $           325                 317
  9.25%, 6/15/08                                         (c)1,940               2,013
Rhodia S.A.
  8.875%, 6/1/11                                      (c)(e)2,105               2,068
Rockwood Specialties Group, Inc.
  10.625%, 5/15/11                                       (e)1,320               1,406
Westlake Chemical Corp.
  8.75%, 7/15/11                                         (e)1,330               1,380
-------------------------------------------------------------------------------------
                                                                               23,150
=====================================================================================
CONSUMER PRODUCTS (1.8%)
Oxford Industries, Inc.
  8.875%, 6/1/11                                           (e)955               1,017
Rayovac Corp.
  8.50%, 10/1/13                                         (e)1,035               1,066
Safilo Capital International S.A.
  9.625%, 5/15/13                                 EUR    (e)1,875               1,912
Tempur-Pedic, Inc. & Tempur Production USA, Inc.
  10.25%, 8/15/10                                   $    (e)1,225               1,329
Tyco International Group S.A.
  6.375%, 10/15/11                                            735                758
-------------------------------------------------------------------------------------
                                                                                6,082
=====================================================================================
DIVERSIFIED MEDIA (6.0%)
Advanstar Communications, Inc.
  8.63%, 8/15/08                                      (e)(h)3,025               3,051
Alliance Atlantis Communications, Inc.
  13.00%, 12/15/09                                          1,970               2,260
Dex Media West LLC/Dex Media Finance Co.
  9.875%, 8/15/13                                        (e)1,440               1,627
Hollinger Participation Trust
  12.125%, 11/15/10                                      (e)3,054               3,440
Muzak Finance Corp.
  9.875%, 3/15/09                                        (c)2,080               1,966
  10.00%, 2/15/09                                           1,265               1,322
PEI Holdings, Inc.
  11.00%, 3/15/10                                             855                 945
Primedia, Inc.
  8.875%, 5/15/11                                           1,990               2,065
RH Donnelley Finance Corp. I
  10.875%, 12/15/12                                   (c)(e)1,390               1,640

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT
                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

                                                               FACE
                                                             AMOUNT            VALUE
                                                              (000)            (000)
------------------------------------------------------------------------------------
DIVERSIFIED MEDIA (CONT'D)
Vivendi Universal S.A.
  6.25%, 7/15/08                                      $      (e)475    $         489
  9.25%, 4/15/10                                           (e)1,880            2,160
------------------------------------------------------------------------------------
                                                                              20,965
====================================================================================
ENERGY (7.4%)
BRL Universal Equipment LP
  8.875%, 2/15/08                                             1,905            2,057
Chesapeake Energy Corp.
  8.125%, 4/1/11                                              2,210            2,398
Citgo Petroleum Corp.
  11.375%, 2/1/11                                            (e)905            1,023
El Paso Production Holding Co.
  7.75%, 6/1/13                                            (e)2,765            2,627
Frontier Escrow Corp.
  8.00%, 4/15/13                                             (e)605              614
GulfTerra Energy Partners LP
  8.50%, 6/1/10                                               1,470            1,584
  10.625%, 12/1/12                                              900            1,055
Hanover Equipment Trust
  8.50%, 9/1/08                                               2,370            2,441
Hilcorp Energy I LP / Hilcorp Finance Co.
  10.50%, 9/1/10                                           (e)1,500            1,594
Husky Oil Co.
  8.90%, 8/15/28                                           (h)1,145            1,341
Magnum Hunter Resources, Inc.
  9.60%, 3/15/12                                           (c)1,160            1,264
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.
  8.50%, 9/1/10                                              (e)360              376
Pemex Project Funding Master Trust
  8.625%, 2/1/22                                           (c)3,035            3,384
Tesoro Petroleum Corp.
  9.00%, 7/1/08                                            (c)1,210            1,180
  9.625%, 4/1/12                                           (c)1,090            1,085
Vintage Petroleum, Inc.
  7.875%, 5/15/11                                             1,400            1,452
------------------------------------------------------------------------------------
                                                                              25,475
====================================================================================
FINANCIAL (0.6%)
iStar Financial, Inc.
  8.75%, 8/15/08                                              1,988            2,227
------------------------------------------------------------------------------------
FOOD & DRUG (1.5%)
CA FM Lease Trust
  8.50%, 7/15/17                                           (e)1,161            1,319
Delhaize America, Inc.
  8.125%, 4/15/11                                             3,410            3,751
------------------------------------------------------------------------------------
                                                                               5,070
====================================================================================
FOOD & TOBACCO (2.5%)
Merisant Co.
  9.50%, 7/15/13                                           (e)1,095            1,172
Michael Foods, Inc.
  11.75%, 4/1/11                                              1,200            1,404
National Beef Packing Co. LLC / NB Finance Corp.
  10.50%, 8/1/11                                             (e)740              806
Pilgrim's Pride Corp.
  9.625%, 9/15/11                                     $    (c)1,760    $       1,901
Smithfield Foods, Inc.
  7.625%, 2/15/08                                          (c)1,025            1,066
  7.75%, 5/15/13                                             (e)800              858
  8.00%, 10/15/09                                          (c)1,490            1,624
------------------------------------------------------------------------------------
                                                                               8,831
====================================================================================
FOREST PRODUCTS (6.8%)
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13                                           (c)1,585            1,492
Georgia Pacific Corp.
  8.875%, 2/1/10                                              4,000            4,380
Graphic Packaging International Corp.
  9.50%, 8/15/13                                           (e)1,365            1,498
JSG Funding plc
  10.125%, 10/1/12                                  EUR       2,350            2,961
Norampac, Inc.
  6.75%, 6/1/13                                       $   (c)(e)900              918
Owens-Brockway
  7.75%, 5/15/11                                                175              181
  8.75%, 11/15/12                                             1,200            1,287
Owens-Illinois, Inc.
  7.35%, 5/15/08                                           (c)1,325            1,285
  7.50%, 5/15/10                                              1,600            1,544
Pacifica Papers, Inc.
  10.00%, 3/15/09                                            (c)865              917
Pliant Corp.
  13.00%, 6/1/10                                           (c)2,510            2,334
Tekni-Plex, Inc.
  12.75%, 6/15/10                                          (c)1,880            1,842
Tembec Industries, Inc.
  8.50%, 2/1/11                                               2,490            2,428
  8.625%, 6/30/09                                            (c)525              517
------------------------------------------------------------------------------------
                                                                              23,584
====================================================================================
GAMING & LEISURE (6.0%)
Harrah's Operating Co., Inc.
  7.875%, 12/15/05                                            1,775            1,921
Hilton Hotels Corp.
  7.625%, 12/1/12                                               340              371
  7.95%, 4/15/07                                              1,200            1,314
HMH Properties, Inc.
  7.875%, 8/1/05                                           (c)1,575            1,614
Horseshoe Gaming Holding Corp.
  8.625%, 5/15/09                                             2,260            2,421
Lodgenet Entertainment Corp.
  9.50%, 6/15/13                                              1,030            1,092
MGM Mirage, Inc.
  6.00%, 10/1/09                                              3,495            3,513
Park Place Entertainment Corp.
  7.00%, 4/15/13                                              1,000            1,034
  8.50%, 11/15/06                                             1,465            1,597
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/1/12                                              1,360            1,489

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT
September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
GAMING & LEISURE  (CONT'D)
Station Casinos, Inc.
  8.875%, 12/1/08                                    $     2,300    $     2,404
  9.875%, 7/1/10                                             500            553
Venetian Casino Resort LLC
  11.00%, 6/15/10                                       (c)1,230          1,402
-------------------------------------------------------------------------------
                                                                         20,725
===============================================================================
HEALTH CARE (4.6%)
AmerisourceBergen Corp.
  7.25%, 11/15/12                                          1,200          1,221
  8.125%, 9/1/08                                        (c)1,090          1,183
Fisher Scientific International, Inc.
  8.125%, 5/1/12                                           1,000          1,062
Fresenius Medical Care Capital Trust II
  7.875%, 2/1/08                                           2,301          2,393
HCA, Inc.
  6.95%, 5/1/12                                              900            955
  7.69%, 6/15/25                                           2,055          2,128
Manor Care, Inc.
  6.25%, 5/1/13                                              555            569
  7.50%, 6/15/06                                             200            217
  8.00%, 3/1/08                                              690            773
Medco Health Solutions, Inc.
  7.25%, 8/15/13                                             680            725
Omnicare, Inc.
  6.125%, 6/1/13                                           2,290          2,244
Tenet Healthcare Corp.
  6.50%, 6/1/12                                         (c)2,525          2,411
-------------------------------------------------------------------------------
                                                                         15,881
===============================================================================
HOUSING (5.9%)
CB Richard Ellis, Inc.
  11.25%, 6/15/11                                       (c)2,680          2,901
CBRE Escrow, Inc.
  9.75%, 5/15/10                                          (e)425            460
D.R. Horton, Inc.
  6.875%, 5/1/13                                          (c)825            829
Jacuzzi Brands, Inc.
  9.625%, 7/1/10                                        (e)2,195          2,277
KB Home
  7.75%, 2/1/10                                         (c)1,795          1,894
LNR Property Corp.
  7.625%, 7/15/13                                       (e)2,555          2,632
Louisiana-Pacific Corp.
  8.875%, 8/15/10                                            725            843
Meritage Corp.
  9.75%, 6/1/11                                              700            767
Nortek Holdings, Inc.
  9.25%, 3/15/07                                             475            489
Schuler Homes, Inc.
  9.375%, 7/15/09                                          1,745          1,950
Technical Olympic USA, Inc.
  9.00%, 7/1/10                                              780            823
  10.375%, 7/1/12                                    $  (c)1,975    $     2,123
Toll Corp.
  8.25%, 2/1/11                                         (c)2,200          2,398
-------------------------------------------------------------------------------
                                                                         20,386
===============================================================================
INFORMATION TECHNOLOGY (3.1%)
Avaya, Inc.
  11.125%, 4/1/09                                          2,385          2,761
Flextronics International Ltd.
  6.50%, 5/15/13                                     (c)(e)1,010          1,002
Iron Mountain, Inc.
  6.625%, 1/1/16                                             630            597
  7.75%, 1/15/15                                           1,180          1,218
  8.625%, 4/1/13                                           1,545          1,646
Xerox Corp.
  7.125%, 6/15/10                                       (c)3,575          3,548
-------------------------------------------------------------------------------
                                                                         10,772
===============================================================================
MANUFACTURING (4.7%)
ABB Finance, Inc.
  6.75%, 6/3/04                                              295            298
  11.00%, 1/15/08                                    EUR   1,475          1,910
Brand Services, Inc.
  12.00%, 10/15/12                                   $     1,160          1,282
Flowserve Corp.
  12.25%, 8/15/10                                          2,267          2,618
Johnsondiversey, Inc.
  9.625%, 5/15/12                                          2,010          2,181
Manitowoc Co., Inc. (The)
  10.375%, 5/15/11                                   EUR   1,955          2,395
NMHG Holding Co.
  10.00%, 5/15/09                                    $     1,455          1,601
Trimas Corp.
  9.875%, 6/15/12                                          2,210          2,243
Tyco International Group S.A.
  6.75%, 2/15/11                                           1,680          1,772
-------------------------------------------------------------------------------
                                                                         16,300
===============================================================================
METALS (1.3%)
Glencore Nickel Property Ltd.
  9.00%, 12/1/14                                     (b)(d)4,140            @--
Murrin Murrin Holdings Property Ltd.
  9.375%, 8/31/07                                    (b)(d)2,485            @--
Oregon Steel Mills, Inc.
  10.00%, 7/15/09                                       (c)1,030            845
Republic Engineered Products LLC
  10.00%, 8/16/09                                       (b)1,163            302
Republic Technologies International LLC
  13.75%, 7/15/09                                    (b)(d)6,180             62
Ucar Finance, Inc.
  10.25%, 2/15/12                                          1,870          2,043
United States Steel Corp.
  9.75%, 5/15/10                                           1,400          1,435
-------------------------------------------------------------------------------
                                                                          4,687
===============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
OTHER (3.0%)
TRAINS
  8.666%, 5/15/13                                $(c)(e)(h)9,714    $    10,406
-------------------------------------------------------------------------------
RETAIL (2.4%)
Gap, Inc. (The)
  6.90%, 9/15/07                                             705            758
  10.55%, 12/15/08                                      (c)1,015          1,220
Payless Shoesource, Inc.
  8.25%, 8/1/13                                      (c)(e)2,675          2,715
Penney (JC) Co., Inc.
  6.875%, 10/15/15                                           340            335
  7.60%, 4/1/07                                           (c)350            378
  7.95%, 4/1/17                                              165            174
  8.00%, 3/1/10                                         (c)2,470          2,711
-------------------------------------------------------------------------------
                                                                          8,291
===============================================================================
SERVICES (1.2%)
Allied Waste North America
  7.875%, 4/15/13                                          1,675          1,754
  8.875%, 4/1/08                                           2,265          2,452
Encompass Services Corp.
  10.50%, 5/1/09                                     (b)(d)2,615            @--
-------------------------------------------------------------------------------
                                                                          4,206
===============================================================================
SOVEREIGN (0.3%)
Republic of Colombia
  9.75%, 4/23/09                                          (c)895            985
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
Cincinnati Bell, Inc.
  7.25%, 7/15/13                                        (e)2,100          2,079
Esprit Telecom Group plc
  10.875%, 6/15/08                                     (b)(d)965            @--
  11.00%, 6/15/08                                EUR    (d)2,608            @--
  11.50%, 12/15/07                                   (b)(d)1,669            @--
  11.50%, 12/15/07                               $     (b)(d)600            @--
Exodus Communications, Inc.
  11.625%, 7/15/10                                   (b)(d)4,210             31
KPNQwest
  10.00%, 3/15/12                                EUR        (b)1            @--
Primus Telecommunications Group, Inc.
  11.25%, 1/15/09                                $         1,760          1,822
Qwest Corp.
  5.625%, 11/15/08                                      (c)5,600          5,460
  6.625%, 9/15/05                                          1,500          1,534
Rhythms NetConnections, Inc.
  12.75%, 4/15/09                                      (b)(d)437            @--
  13.50%, 5/15/08                                   (b)(d)12,959            @--
  14.00%, 2/15/10                                   (b)(d)11,601            @--
Viatel, Inc.
  12.40%, 4/15/08                                DEM    (d)3,300              8
  12.50%, 4/15/08                                $  (b)(d)15,025            @--
-------------------------------------------------------------------------------
                                                                         10,934
===============================================================================
TRANSPORTATION (4.4%)
Amsted Industries
  10.25%, 10/15/11                                      (e)1,450          1,561
AutoNation, Inc.
  9.00%, 8/1/08                                  $         2,065    $     2,313
Collins & Aikman Products Corp.
  10.75%, 12/31/11                                        (c)975            843
Intermet Corp.
  9.75%, 6/15/09                                        (c)1,730          1,704
Laidlaw International, Inc.
  10.75%, 6/15/11                                       (e)1,615          1,732
Lear Corp.
  8.11%, 5/15/09                                           2,040          2,346
Sonic Automotive, Inc.
  8.625%, 8/15/13                                       (e)2,440          2,635
TRW Automotive, Inc.
  9.375%, 2/15/13                                    (c)(e)1,390          1,564
  11.00%, 2/15/13                                      (c)(e)625            728
-------------------------------------------------------------------------------
                                                                         15,426
===============================================================================
UTILITIES (6.7%)
AES Corp. (The)
  8.875%, 2/15/11                                         (c)198            197
  9.00%, 5/15/15                                        (e)1,590          1,681
  9.375%, 9/15/10                                         (c)326            333
Allegheny Energy, Inc.
  7.75%, 8/1/05                                              780            784
Calpine Corp.
  8.50%, 7/15/10                                          (e)640            589
  8.50%, 2/15/11                                        (c)2,020          1,424
CMS Energy Corp.
  7.50%, 1/15/09                                          (c)280            277
  8.50%, 4/15/11                                           1,635          1,664
Dynegy Holdings, Inc.
  6.875%, 4/1/11                                           2,690          2,253
  9.875%, 7/15/10                                       (e)1,180          1,233
Ipalco Enterprises, Inc.
  8.625%, 11/14/11                                           605            656
Monongahela Power Co.
  5.00%, 10/1/06                                           1,855          1,860
Nevada Power Co.
  9.00%, 8/15/13                                        (e)1,350          1,394
Northwest Pipeline Corp.
  8.125%, 3/1/10                                          (c)390            423
PG & E Corp.
  6.875%, 7/15/08                                         (e)915            961
PSEG Energy Holdings, Inc.
  7.75%, 4/16/07                                          (c)775            771
  8.625%, 2/15/08                                            600            611
Southern California Edison Co.
  8.00%, 2/15/07                                       (c)(e)945          1,056
Southern Natural Gas Co.
  8.875%, 3/15/10                                            775            829
Transcontinental Gas Pipe Line Corp.
  8.875%, 7/15/12                                            710            803

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
UTILITIES (CONT'D)
Williams Cos., Inc.
  6.75%, 1/15/06                                    $     (h)865    $       869
  7.875%, 9/1/21                                           2,670          2,523
-------------------------------------------------------------------------------
                                                                         23,191
===============================================================================
WIRELESS COMMUNICATIONS (4.3%)
American Tower Corp.
  6.25%, 10/15/09                                          3,000          2,857
  9.375%, 2/1/09                                          (c)710            724
Dobson Communications Corp.
  10.875%, 7/1/10                                    (c)(e)1,380          1,504
MetroPCS, Inc.
  10.75%, 10/1/11                                    (c)(e)1,490          1,520
Nextel Communications, Inc.
  9.375%, 11/15/09                                         3,800          4,123
Nextel Partners, Inc.
  11.00%, 3/15/10                                          1,535          1,677
SBA Communications Corp.
  10.25%, 2/1/09                                             375            338
  12.00%, 3/1/08                                     (c)(g)1,975          2,084
-------------------------------------------------------------------------------
                                                                         14,827
===============================================================================
  TOTAL FIXED INCOME SECURITIES (COST $349,642)                         324,446
===============================================================================

                                                          SHARES
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.8%)
BROADCASTING (0.5%)
Paxson Communications Corp.
  PIK 9.75%                                               (e)236          1,770
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
McLeodUSA, Inc.
  2.50%                                                   60,555            430
Song Networks Holding AB
  0.00%                                                (d)41,918             32
-------------------------------------------------------------------------------
                                                                            462
===============================================================================
WIRELESS COMMUNICATIONS (0.2%)
Dobson Communications Corp.
  6.00%                                                    2,855            550
-------------------------------------------------------------------------------
  TOTAL CONVERTIBLE PREFERRED STOCKS (COST $11,549)                       2,782
===============================================================================
COMMON STOCKS (0.8%)
TELECOMMUNICATIONS (0.3%)
Song Networks Holding AB                              (a)127,506            740
Viatel Holding Bermuda Ltd.                                 (a)1            @--
XO Communications, Inc.                             (a)(c)20,564            119
-------------------------------------------------------------------------------
                                                                            859
===============================================================================
WIRELESS COMMUNICATIONS (0.5%)
Motient Corp.                                         (a)348,002          1,888
-------------------------------------------------------------------------------
  TOTAL COMMON STOCKS (COST $23,664)                                      2,747
===============================================================================
PREFERRED STOCKS (1.8%)
BROADCASTING (0.1%)
Paxson Communications Corp.
  PIK 14.25%                                                  46            407
-------------------------------------------------------------------------------

                                                                          VALUE
                                                          SHARES          (000)
-------------------------------------------------------------------------------
UTILITIES (1.0%)
TNP Enterprises, Inc.
  PIK 14.50%                                               3,952    $     3,557
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (0.7%)
Crown Castle International Corp.
  PIK 12.75%                                                   1            @--
Dobson Communications Corp.
  PIK 13.00%                                               2,070          2,204
-------------------------------------------------------------------------------
                                                                          2,204
===============================================================================
  TOTAL PREFERRED STOCKS (COST $3,496)                                    6,168
===============================================================================

                                                          NO. OF
                                                        WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
BROADCASTING (0.0%)
XM Satellite Radio Holdings, Inc.
  expiring 3/15/10                                     (a)57,850             62
-------------------------------------------------------------------------------
METALS (0.0%)
Republic Technologies International LLC
  expiring 7/15/09                                  (a)(e)61,800              1
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.0%)
McLeodUSA, Inc.
  expiring 4/16/07                                    (a)134,187             70
XO Communications, Inc.
  Series A, expiring 1/16/10                        (a)(d)41,134            @--
  Series B, expiring 1/16/10                        (a)(d)30,850            @--
  Series C, expiring 1/16/10                        (a)(d)30,850            @--
-------------------------------------------------------------------------------
                                                                             70
===============================================================================
UTILITIES (0.0%)
TNP Enterprises, Inc.
  expiring 4/1/11                                    (a)(e)8,020              8
-------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS (0.0%)
Occidente y Caribe Celular
  expiring 3/15/04                                 (a)(d)788,700            @--
-------------------------------------------------------------------------------
  TOTAL WARRANTS (COST $346)                                                141
===============================================================================

                                                            FACE
                                                          AMOUNT
                                                           (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (19.5%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (18.9%)
American Express Credit Corp.
  1.13%, 5/17/04                                     $    (h)913            913
BETA Finance, Inc.
  1.08%, 6/16/04                                        (h)4,257          4,257
CC USA, Inc.
  1.09%, 2/6/04                                         (h)1,521          1,521
Citibank Credit Card
  1.14%, 11/7/03                                        (h)1,643          1,643
Deutsche Bank London AG
  1.07%, 10/27/03                                          3,042          3,042
Dorado Finance, Inc.
  1.09%, 2/5/04                                         (h)1,521          1,521

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003


STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

                                                            FACE
                                                          AMOUNT          VALUE
                                                           (000)          (000)
-------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (CONT'D)
Federal Home Loan Mortgage Corporation
  1.10%, 12/30/03                                    $     3,028    $     3,028
Federal National Mortgage Association
  1.07%, 1/29/04                                        (h)9,123          9,123
Grampian Funding LLC
  1.07%, 11/24/03                                          1,700          1,700
International Credit Card Funding No. I Ltd.
  1.12%, 3/19/04                                        (h)3,530          3,530
Links Finance LLC
  1.08%, 6/16/04                                        (h)2,433          2,433
  1.09%, 5/24/04                                        (h)1,521          1,521
Macquarie Bank Ltd.
  1.21%, 6/24/04                                        (h)1,339          1,339
Sears Credit Card Account Master
  1.15%, 10/15/04                                       (h)2,437          2,437
SWIFT 2001
  1.12%, 1/15/04                                        (h)4,120          4,120
Target Credit Card Master Trust
   1.15%, 7/26/04                                       (h)2,404          2,404
UBS Securities LLC
  1.11%, 10/1/03                                          17,818         17,818
Westdeutsche Landesbank N.Y.
  1.05%, 11/17/03                                       (h)3,042          3,042
-------------------------------------------------------------------------------
                                                                         65,392
===============================================================================
REPURCHASE AGREEMENT (0.3%)
J.P. Morgan Securities, Inc.
  0.80%, dated 9/30/03, due 10/1/03                     (f)1,039          1,039
-------------------------------------------------------------------------------
U.S. TREASURY SECURITY (0.3%)
U.S. Treasury Bill
  0.94%, 1/15/04                                        (j)1,000            997
-------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $67,428)                            67,428
===============================================================================
TOTAL INVESTMENTS (116.6%) (COST $456,125) --
  INCLUDING $64,574 OF SECURITIES LOANED                                403,712
===============================================================================

                                                          AMOUNT         AMOUNT
                                                           (000)          (000)
-------------------------------------------------------------------------------
OTHER ASSETS (3.8%)
  Cash                                               $       622
  Interest Receivable                                      6,881
  Receivable for Investments Sold                          4,826
  Receivable for Portfolio Shares Sold                       927
  Other                                                       13    $    13,269
-------------------------------------------------------------------------------
LIABILITIES (-20.4%)
  Collateral for Securities Loaned, at Value             (65,392)
  Payable for Investments Purchased                       (3,277)
  Payable for Portfolio Shares Redeemed                     (786)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                             (437)
  Payable for Investment Advisory Fees                      (371)
  Due to Broker                                             (320)
  Payable for Trustees' Fees and
    Expenses                                                 (69)
  Payable for Administrative Fees                            (31)
  Payable for Custodian Fees                                  (3)
  Payable for Distribution Fee -- Adviser
    Class                                                     (3)
  Other Liabilities                                          (37)       (70,726)
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $   346,255
===============================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                     $   902,011
Undistributed (Distributions in Excess of) Net
  Investment Income                                                       3,898
Accumulated Net Realized Gain (Loss)                                   (506,115)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                 (52,413)
  Foreign Currency Exchange Contracts and Translations                     (420)
  Futures Contracts                                                        (706)
-------------------------------------------------------------------------------
NET ASSETS                                                          $   346,255
===============================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                          $   330,990
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 62,405,054 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                $      5.30
===============================================================================
INVESTMENT CLASS:
NET ASSETS                                                          $     1,329
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 250,065 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                $      5.31
===============================================================================
ADVISER CLASS:
NET ASSETS                                                          $    13,936
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,625,854 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                $      5.31
===============================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

HIGH YIELD PORTFOLIO

(a)     Non-income producing security
(b)     Issuer is in default.
(c)     All or a portion of security on loan at September 30, 2003.
(d) Security was valued at fair value -- At September 30, 2003, the Portfolio held $133,000 of fair valued securities, representing 0.04% of net assets.
(e)     144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(g) Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2003. Maturity date disclosed is the ultimate maturity date.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
@       Value/Face Amount is less than $500.
DEM     German Mark
EUR     Euro
PIK     Payment-in-Kind
TRAINS  Targeted Return Index Security

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

   The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                 NET
  CURRENCY                              IN                    UNREALIZED
     TO                              EXCHANGE                APPRECIATION
  DELIVER       VALUE    SETTLEMENT    FOR         VALUE    (DEPRECIATION)
   (000)        (000)       DATE      (000)        (000)       (000)
--------------------------------------------------------------------------
EUR    4,500   $ 5,246    10/24/03  US$  5,089    $ 5,089     $ (157)
EUR    5,520     6,436    10/24/03  US$  6,246      6,246       (190)
EUR    3,495     4,075    10/24/03  US$  3,951      3,951       (124)
SEK   10,000     1,287    12/19/03  US$  1,234      1,234        (53)
US$    1,570     1,570    10/24/03  EUR  1,385      1,615         45
US$    1,124     1,124    10/24/03  EUR  1,000      1,166         42
               -------                            -------     ------
               $19,738                            $19,301     $ (437)
               =======                            =======     ======

EUR -- Euro
SEK -- Swedish Krona
US$ -- U.S. Dollar

FUTURES CONTRACTS:

   The Portfolio had the following futures contract(s) open at period end:

                                                                         NET
                                                                      UNREALIZED
                              NUMBER                                APPRECIATION
                                OF         VALUE      EXPIRATION    (DEPRECIATION)
                             CONTRACTS     (000)        DATE            (000)
--------------------------------------------------------------------------------
SHORT:

U.S. Treasury
  5 yr. Note                   311        $35,289     Dec - 03          $ (458)
U.S. Treasury
  10 yr. Note                   11          1,261     Dec - 03             (28)
U.S. Treasury
  Long Bond                     36          4,038     Dec - 03            (220)
                                                                        ------
                                                                        $ (706)
                                                                        ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INTERMEDIATE DURATION PORTFOLIO

The Intermediate Duration Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio also may invest, to a limited extent, in non-dollar denominated securities. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest over 50% of its assets in mortgage securities. The Adviser may use futures, swaps, and other derivatives to manage the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the one-year period ended September 30, 2003, the Portfolio's Institutional Class Shares had a total return of 4.12% compared to 6.01% for the Lehman Intermediate Government/Credit Index ("the Index").

FACTORS AFFECTING PERFORMANCE

U.S. market rates and yield spreads were quite volatile during the one-year period. U.S. Treasury securities yields declined sharply through mid-June 2003 before rising over the balance of the period. Most corporate bond yield spreads fell during the fiscal year; mortgage spreads experienced little net change despite a significant degree of interim volatility.

The Portfolio's below-Index interest-rate sensitivity (IRS) strategy had an unfavorable impact on relative returns during the period. The Portfolio's investment-grade credit requirements and underweight in bank issues also limited its ability to benefit from the sharp decline in corporate yield spreads. With mortgages having no representation in the Index, the Portfolio's mortgage holdings also served as a drag on relative performance versus short- and intermediate-duration Treasuries.

The Portfolio's underweight in Agency debentures and opportunistic holdings of non-dollar issues did not have a material impact on relative performance.

MANAGEMENT STRATEGIES

The Portfolio maintained an Index-like exposure to corporate bond yield spread changes. Insurance issues continued to offer the most value and comprise a material part of the corporate credit allocation; to a lesser extent, we also emphasized issues in the paper and auto-related areas. Banking and other higher-quality issuers remained rich, thereby justifying an underweight in these sectors.

Consistent with the view that most high-quality non-Treasury sectors did not offer sufficient value, the Portfolio also maintained a large underweight in Agency debentures.

Higher-coupon mortgages continued to offer the best relative value in the mortgage sector, and represented the bulk of the Portfolio's overweight in this area. Prices and yields of these securities continued to anticipate extremely fast prepayment assumptions; this strategy would benefit in an environment where actual prepayments continue to be slower than or equal to the prepayment speeds assumed in prevailing prices and yields.

With Treasury yields still at or near levels that assume a very pessimistic economic growth forecast, we believed that a defensive, below-Index interest-rate sensitivity (IRS) posture was warranted to preserve capital. The bulk of the underweight was in the five-year part of the yield curve, which is the maturity range most vulnerable to a change in the market's pessimistic economic growth forecast.

Opportunistic holdings of selected euro-zone corporate and sovereign non-dollar issues comprised less than 1% of the Portfolio, and remained currency-hedged to the U.S. dollar.

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                  INTERMEDIATE DURATION                 LEHMAN INTERMEDIATE
        PORTFOLIO - INSTITUTIONAL CLASS                  GOV'T/CREDIT INDEX
**                              5000000                             5000000
95                              5569290                             5572230
96                              5918750                             5858190
97                              6447250                             6338150
98                              7000030                             6999440
99                              7045110                             7043310
 0                              7456350                             7483510
 1                              8457080                             8448660
 2                              9143640                             9132590
 3                              9520500                             9682000

*  Minimum Investment
** Commenced operations on October 3, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary based upon the different inception date and fees assessed to that class.

PERFORMANCE COMPARED TO THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX(1)

                                           TOTAL RETURNS(2)
                                       ------------------------
                                                 AVERAGE ANNUAL
                                               ----------------
                                        ONE     FIVE      SINCE
                                       YEAR    YEARS  INCEPTION
---------------------------------------------------------------
Portfolio -- Institutional Class(3)    4.12%    6.34%      7.42%
Index -- Institutional Class           6.01     6.70       7.63
Portfolio -- Investment Class(4)       3.97       --       7.82
Index -- Investment Class              6.01       --       8.34

(1) The Lehman Intermediate Government/Credit Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3) Commenced operations on October 3, 1994.
(4) Commenced offering on August 16, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS

INTERMEDIATE DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (123.8%)
AGENCY ADJUSTABLE RATE MORTGAGES (0.8%)
Government National Mortgage Association,
  Adjustable Rate Mortgages:
    4.375%, 3/20/25-1/20/28                              $      558   $      571
    5.625%, 11/20/25-11/20/27                                   253          263
    5.75%, 8/20/25-9/20/27                                      116          118
--------------------------------------------------------------------------------
                                                                             952
================================================================================
AGENCY FIXED RATE MORTGAGES (64.1%)
Federal Home Loan Mortgage Corporation,
  Conventional Pools:
    2.75%, 8/15/06                                           12,380       12,580
    11.00%, 7/1/13                                               26           29
  Gold Pools:
    6.50%, 4/1/26-8/1/32                                      2,100        2,193
    7.00%, 6/1/28-6/1/32                                        783          828
    7.50%, 5/1/30-6/1/32                                        812          869
    8.00%, 6/1/30-9/1/31                                      1,651        1,777
    8.50%, 7/1/30-7/1/31                                        550          591
    9.50%, 12/1/22                                               68           76
    10.00%, 6/1/17                                               67           75
  October TBA
    6.50%, 10/15/49                                        (i)2,650        2,767
Federal National Mortgage Association,
  Conventional Pools:
    7.00%, 9/1/31-11/1/32                                     5,701        6,034
    7.50%, 8/1/29-3/1/32                                      6,303        6,726
    8.00%, 10/1/30-9/1/31                                     1,433        1,547
    8.50%, 8/1/30                                                37           39
    9.50%, 12/1/17-12/1/21                                    1,017        1,133
    10.00%, 7/1/18-5/1/22                                        38           43
  October TBA
    4.50%, 10/25/18                                        (i)6,200        6,250
    5.00%, 10/25/33                                       (i)16,950       16,950
    6.50%, 10/25/32                                        (i)9,000        9,380
    7.00%, 10/25/33                                          (i)800          845
    7.50%, 10/25/33                                        (i)1,000        1,066
  November TBA
    6.50%, 11/25/33                                        (i)5,150        5,361
Government National Mortgage Association,
  Various Pools:
    9.50%, 11/15/16-12/15/21                                    510          566
    10.00%, 1/15/16-3/15/25                                     763          861
    10.50%, 3/15/16-2/15/18                                     104          118
    11.00%, 3/15/10-6/15/20                                     334          378
    11.50%, 6/15/13                                              20           23
    12.00%, 12/15/12-5/15/14                                     21           24
    12.50%, 12/15/10                                              7            9
--------------------------------------------------------------------------------
                                                                          79,138
================================================================================
ASSET BACKED CORPORATES (23.6%)
American Express Credit Account Master Trust
    1.69%, 1/15/09                                              650          641
    5.53%, 10/15/08                                             600          650
Bank One Issuance Trust
    2.94%, 6/16/08                                       $      900   $      920
BMW Vehicle Owner Trust
    4.46%, 5/25/07                                              750          786
Capital Auto Receivables Asset Trust
    2.92%, 4/15/08                                            1,100        1,123
    4.50%, 10/15/07                                             850          888
Chase Credit Card Master Trust
    5.50%, 11/17/08                                             595          647
Chase Manhattan Auto Owner Trust
    4.21%, 1/15/09                                              750          783
    4.24%, 9/15/08                                              700          731
Citibank Credit Card Issuance Trust
    2.70%, 1/15/08                                              700          711
    4.10%, 12/7/06                                              500          516
    4.40%, 5/15/07                                            1,000        1,046
    6.90%, 10/15/07                                             875          961
    7.45%, 9/15/07                                              185          202
Connecticut RRB Special Purpose Trust
    5.36%, 3/30/07                                              287          297
DaimlerChrysler Auto Trust
    3.09%, 1/8/08                                               900          922
    4.49%, 10/6/08                                              800          837
Detroit Edison Securitization Funding LLC
    5.51%, 3/1/07                                               387          402
Fleet Credit Card Master Trust II
    2.75%, 4/15/08                                              950          967
Ford Credit Auto Owner Trust
    3.13%, 11/15/06                                           1,000        1,026
    3.79%, 9/15/06                                              800          830
    4.14%, 12/15/05                                             382          388
    4.75%, 8/15/06                                              200          210
Harley-Davidson Motorcycle Trust
    2.63%, 11/15/10                                             600          609
    2.78%, 5/15/11                                              800          810
    3.09%, 6/15/10                                              600          615
    4.50%, 1/15/10                                              700          730
Honda Auto Receivables Owner Trust
    2.48%, 7/18/08                                              900          909
    2.70%, 4/15/08                                              500          507
    2.77%, 11/21/08                                             800          810
    3.50%, 10/17/05                                             318          321
    4.49%, 9/17/07                                              800          838
MBNA Master Credit Card Trust
    3.90%, 11/15/07                                             550          571
    6.90%, 1/15/08                                              115          126
National City Auto Receivables Trust
    4.04%, 7/15/06                                              647          656
Nissan Auto Receivables Owner Trust
    3.58%, 9/15/05                                              321          324
    4.60%, 9/17/07                                              600          628
    4.80%, 2/15/07                                              625          647
Nordstrom Private Label Credit Card Master Note Trust
    4.82%, 4/15/10                                           (e)450          477

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERMEDIATE DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
ASSET BACKED CORPORATES (CONT'D)
Volkswagen Auto Lease Trust
    2.36%, 12/20/05                                      $    1,000   $    1,009
Whole Auto Loan Trust
    2.58%, 3/15/10                                              900          904
William Street Funding Corp.
    1.41%, 4/23/06                                         (e)1,100        1,101
--------------------------------------------------------------------------------
                                                                          29,076
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY
  COLLATERAL SERIES (2.3%)
Federal Home Loan Mortgage Corporation
    6.50%, 3/15/28                                              900          913
    Inv Fl IO
    6.88%, 3/15/32                                            2,661          220
    IO
    5.00%, 9/15/14                                            2,018          172
    6.00%, 5/1/31                                             1,007          116
    6.50%, 4/1/28-8/1/28                                      2,211          276
    7.00%, 2/15/32                                              583           75
    8.00%, 1/1/28-7/1/31                                         86           14
Federal National Mortgage Association
    Inv Fl IO
    6.98%, 12/25/29                                             418           23
    IO
    6.00%, 7/25/33-8/25/33                                    2,554          451
    6.50%, 7/1/31                                               771           95
    7.00%, 4/25/33                                            1,627          226
    8.00%, 5/1/30                                                55            9
    9.00%, 11/1/26                                              133           21
    IO PAC
    8.00%, 8/18/27                                              147           23
Government National Mortgage Association
    Inv Fl IO
    6.83%, 12/16/25                                             730           74
    6.875%, 9/16/27                                             465           46
    6.88%, 5/16/32                                              712           66
--------------------------------------------------------------------------------
                                                                           2,820
================================================================================
FINANCE (12.2%)
AIG SunAmerica Global Financing VI
    6.30%, 5/10/11                                           (e)420          472
American General Finance Corp.
    5.875%, 7/14/06                                             475          519
BancWest Corp.
    6.93%, 12/1/03                                           (e)350          353
Bank of America Corp.
    3.875%, 1/15/08                                             165          170
    4.75%, 10/15/06                                             170          181
Bank of New York Co., Inc. (The)
    5.20%, 7/1/07                                                85           92
Bank One Corp.
    6.00%, 2/17/09                                              355          395
CIT Group, Inc.
    2.875%, 9/29/06                                             130          131
    6.50%, 2/7/06                                               240          262
Citicorp
    6.75%, 8/15/05                                       $      140   $      153
Citigroup, Inc.
    5.625%, 8/27/12                                             150          161
    6.00%, 2/21/12                                              250          277
Countrywide Home Loans, Inc.
    3.25%, 5/21/08                                              277          273
EOP Operating LP
    6.763%, 6/15/07                                             400          448
Equitable Life Assurance Society U.S.A.
    6.95%, 12/1/05                                           (e)275          303
Farmers Insurance Exchange
    8.625%, 5/1/24                                           (e)300          306
FleetBoston Financial Corp.
    7.25%, 9/15/05                                              245          270
Ford Motor Credit Corp.
    6.875%, 2/1/06                                              160          170
    7.25%, 10/25/11                                             620          647
General Electric Capital Corp.
    5.375%, 3/15/07                                             695          755
General Motors Acceptance Corp.
    6.875%, 9/15/11                                             520          540
Goldman Sachs Group, Inc.
    6.875%, 1/15/11                                             295          339
Hartford Financial Services Group, Inc.
    2.375%, 6/1/06                                              250          249
    7.75%, 6/15/05                                              300          330
    7.90%, 6/15/10                                               60           72
Household Finance Corp.
    5.875%, 2/1/09                                               35           38
    6.08%, 3/8/06                                               119          124
    6.40%, 6/17/08                                              235          264
International Lease Finance Corp.
    3.75%, 8/1/07                                               120          125
J.P. Morgan Chase & Co.
    5.25%, 5/30/07                                              165          179
    6.00%, 2/15/09                                              170          187
John Hancock Global Funding II
    7.90%, 7/2/10                                            (e)510          618
Lehman Brothers Holdings, Inc.
    8.25%, 6/15/07                                              273          323
Marsh & McLennan Cos., Inc.
    5.375%, 3/15/07                                             160          175
    6.625%, 6/15/04                                             225          233
MBNA Corp.
    6.125%, 3/1/13                                              375          401
Metropolitan Life Insurance Co.
    6.30%, 11/1/03                                           (e)445          447
Monumental Global Funding II
    6.05%, 1/19/06                                           (e)285          312
Prime Property Funding II
    7.00%, 8/15/04                                           (e)120          125
Prudential Funding, LLC
    6.60%, 5/15/08                                           (e)470          533

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERMEDIATE DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FINANCE (CONT'D)
Simon Property Group LP
    6.35%, 8/28/12                                       $       60   $       66
    6.375%, 11/15/07                                            315          350
SLM Corp.
    5.00%, 10/1/13                                              185          187
TIAA Global Markets
    5.00%, 3/1/07                                            (e)710          773
Toyota Motor Credit Corp.
    5.65%, 1/15/07                                              385          426
Vornado Realty Trust
    5.625%, 6/15/07                                             110          117
Wachovia Corp.
    4.95%, 11/1/06                                              245          264
Washington Mutual, Inc.
    8.25%, 4/1/10                                               150          183
World Financial Properties
    6.91%, 9/1/13                                            (e)693          774
--------------------------------------------------------------------------------
                                                                          15,092
================================================================================
INDUSTRIALS (14.7%)
Aetna, Inc.
    7.375%, 3/1/06                                              100          111
    7.875%, 3/1/11                                              225          269
Albertson's, Inc.
    7.50%, 2/15/11                                              435          507
Altria Group, Inc.
    7.65%, 7/1/08                                               120          131
Amerada Hess Corp.
    6.65%, 8/15/11                                              325          356
America West Airlines, Inc.
    7.10%, 10/2/22                                              263          272
Anthem Insurance Cos., Inc.
    6.80%, 8/1/12                                               115          132
    9.125%, 4/1/10                                           (e)190          239
AOL Time Warner, Inc.
    6.125%, 4/15/06                                             205          222
    6.75%, 4/15/11                                              205          229
Ashland, Inc.
    7.83%, 8/15/05                                              120          130
AT&T Corp.
    7.30%, 11/15/11                                             220          254
AT&T Wireless Services, Inc.
    7.875%, 3/1/11                                              165          192
BAT International Finance plc
    4.875%, 2/25/09                                             160          189
BHP Finance USA Ltd.
    4.80%, 4/15/13                                              135          138
Boeing Capital Corp.
    5.75%, 2/15/07                                               55           60
    6.10%, 3/1/11                                               165          178
    6.50%, 2/15/12                                               60           66
Cendant Corp.
    6.25%, 3/15/10                                              160          174
Centex Corp.
    7.875%, 2/1/11                                       $      120   $      142
Cigna Corp.
    6.375%, 10/15/11                                             55           59
Clear Channel Communications, Inc.
    7.65%, 9/15/10                                              125          148
Comcast Corp.
    6.50%, 1/15/15                                              220          242
ConAgra Foods, Inc.
    6.00%, 9/15/06                                              260          286
Conoco Funding Co.
    6.35%, 10/15/11                                             170          192
ConocoPhillips, Inc.
    8.50%, 5/25/05                                              230          255
Constellation Energy Group, Inc.
    6.35%, 4/1/07                                                50           55
Continental Airlines, Inc.
    6.545%, 2/2/19                                               61           60
    6.648%, 3/15/19                                             264          252
Cooper Industries, Inc.
    5.25%, 7/1/07                                               160          172
CVS Corp.
    3.875%, 11/1/07                                              65           66
    5.625%, 3/15/06                                             365          396
    6.204%, 10/10/25                                          (e)55           59
DaimlerChrysler N.A. Holding Corp.
    6.40%, 5/15/06                                              215          233
Delphi Corp.
    6.125%, 5/1/04                                              220          224
Deutsche Telekom International Finance BV
    8.00%, 6/15/10                                              200          245
Devon Financing Corp. ULC
    6.875%, 9/30/11                                              60           69
Electronic Data Systems Corp.
    6.00%, 8/1/13                                            (e)110          106
    7.125%, 10/15/09                                             60           63
Federated Department Stores, Inc.
    7.90%, 5/1/46                                               265          297
FedEx Corp.
    6.875%, 2/15/06                                             145          159
France Telecom S.A.
    7.00%, 12/23/09                                              50           67
General Mills, Inc.
    3.875%, 11/30/07                                             85           87
General Motors Acceptance Corp.
    4.50%, 7/15/06                                              310          317
Goodrich Corp.
    7.625%, 12/15/12                                             75           86
GTE Corp.
    6.36%, 4/15/06                                              465          512
Hertz Corp.
    7.00%, 7/1/04                                               270          277
Honeywell International, Inc.
    5.125%, 11/1/06                                             520          564

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERMEDIATE DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Hutchison Whampoa International Ltd.
    6.50%, 2/13/13                                       $   (e)105   $      109
Hyatt Equities LLC
    6.875%, 6/15/07                                          (e)210          222
Inco Ltd..
    7.75%, 5/15/12                                              240          284
International Paper Co.
    5.30%, 4/1/15                                               110          109
    5.85%, 10/30/12                                             125          133
Johnson Controls, Inc.
    5.00%, 11/15/06                                             255          275
Kerr McGee Corp.
    5.875%, 9/15/06                                             125          136
Kraft Foods, Inc.
    5.25%, 6/1/07                                               115          123
    5.625%, 11/1/11                                              45           47
    6.25%, 6/1/12                                               120          132
Kroger Co.
    6.80%, 4/1/11                                               485          554
Lenfest Communications, Inc.
    7.625%, 2/15/08                                              40           46
Lockheed Martin Corp.
    8.20%, 12/1/09                                              100          124
Marathon Oil Corp.
    5.375%, 6/1/07                                              120          129
    6.00%, 7/1/12                                               130          141
Marriott International, Inc.
    7.00%, 1/15/08                                           (h)125          142
    8.125%, 4/1/05                                              140          153
Masco Corp.
    4.625%, 8/15/07                                             140          147
May Department Stores Co. (The)
    5.95%, 11/1/08                                              295          325
    6.875%, 11/1/05                                              85           93
MeadWestvaco Corp.
    6.85%, 4/1/12                                               105          118
Miller Brewing Co.
    4.25%, 8/15/08                                           (e)140          144
Mohawk Industries, Inc.
    6.50%, 4/15/07                                              125          139
News America, Inc.
    4.75%, 3/15/10                                            (e)70           72
    6.625%, 1/9/08                                              300          337
Norfolk Southern Corp.
    7.875%, 2/15/04                                              30           31
Olivetti Finance N.V.
    5.875%, 1/24/08                                              90          113
Pemex Project Funding Master Trust
    7.875%, 2/1/09                                              200          227
    9.125%, 10/13/10                                            175          210
Petro Canada
    4.00%, 7/15/13                                               60           56
Raytheon Co.
    8.30%, 3/1/10                                        $      225   $      275
Safeway, Inc.
    6.15%, 3/1/06                                               230          249
Sappi Papier Holding AG
    6.75%, 6/15/12                                           (e)105          116
Sealed Air Corp.
    5.625%, 7/15/13                                          (e)120          122
Southwest Airlines Co.
    5.496%, 11/1/06                                              90           98
Systems 2001 Asset Trust LLC
    6.664%, 9/15/13                                          (e)333          373
TCI Communications, Inc.
    8.00%, 8/1/05                                               190          209
Union Pacific Corp.
    3.625%, 6/1/10                                              110          106
    6.34%, 11/25/03                                             400          403
    6.79%, 11/9/07                                              110          125
UnitedHealth Group, Inc.
    5.20%, 1/17/07                                               25           27
    7.50%, 11/15/05                                             200          223
Verizon Global Funding Corp.
    7.25%, 12/1/10                                              140          164
Verizon New England, Inc.
    6.50%, 9/15/11                                              200          225
Waste Management, Inc.
    6.875%, 5/15/09                                             130          147
Wellpoint Health Networks, Inc.
    6.375%, 6/15/06                                             180          199
Weyerhaeuser Co.
    6.125%, 3/15/07                                             115          126
    6.75%, 3/15/12                                              545          606
--------------------------------------------------------------------------------
                                                                          18,203
================================================================================
SOVEREIGN (1.0%)
Province of Quebec
    6.125%, 1/22/11                                             550          623
United Mexican States
    8.375%, 1/14/11                                             115          137
    8.625%, 3/12/08                                             385          458
--------------------------------------------------------------------------------
                                                                           1,218
================================================================================
U.S. TREASURY SECURITIES (3.5%)
U.S. Treasury Note
    3.875%, 2/15/13                                           4,300        4,298
--------------------------------------------------------------------------------
UTILITIES (1.6%)
Appalachian Power Co.
    3.60%, 5/15/08                                              240          239
Carolina Power & Light Co.
    5.125%, 9/15/13                                             185          190
Cincinnati Gas & Electric Co.
    5.70%, 9/15/12                                              100          106
Consolidated Natural Gas Co.
    5.375%, 11/1/06                                             540          583
Detroit Edison Co.
    6.125%, 10/1/10                                             100          111

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERMEDIATE DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
UTILITIES (CONT'D)
Duke Energy Corp.
    4.50%, 4/1/10                                        $      105   $      107
Exelon Corp.
    6.75%, 5/1/11                                                90          102
Florida Power & Light Co.
    4.85%, 2/1/13                                                55           56
Public Service Electricity & Gas Co.
    5.00%, 1/1/13                                               145          149
Ras Laffan Liquefied Natural Gas Co., Ltd.
    8.294%, 3/15/14                                          (e)130          152
TXU Energy Co.
    7.00%, 3/15/13                                            (e)90           98
Wisconsin Electric Power Co.
    4.50%, 5/15/13                                              140          140
--------------------------------------------------------------------------------
                                                                           2,033
================================================================================
TOTAL FIXED INCOME SECURITIES (COST $149,058)                            152,830
================================================================================

                                                             SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (0.3%)
MORTGAGES -- OTHER (0.3%)
Home Ownership Funding Corp.
    13.331% (COST $319)                                      (e)650          347
--------------------------------------------------------------------------------

                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%)
COMMERCIAL PAPER (0.5%)
Kraft Foods, Inc.
    1.33%, 11/21/03                                      $      600          599
--------------------------------------------------------------------------------
DISCOUNT NOTES (4.1%)
Federal National Mortgage Association
    1.052%, 12/15/03                                          5,000        4,989
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.0%)
J.P. Morgan Securities, Inc.
    0.80%, dated 9/30/03, due 10/1/03                         (f)34           34
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.4%)
U.S. Treasury Bills
    0.94%, 1/15/04                                           (j)100          100
    1.00%, 3/25/04                                           (j)400          398
--------------------------------------------------------------------------------
                                                                             498
================================================================================
    TOTAL SHORT-TERM INVESTMENTS (COST $6,120)                             6,120
================================================================================
TOTAL INVESTMENTS (129.1%)
    (COST $155,497)                                                      159,297
================================================================================

                                                             AMOUNT       AMOUNT
                                                              (000)        (000)
--------------------------------------------------------------------------------
OTHER ASSETS (15.2%)
  Cash                                                   $       73
  Receivable for Investments Sold                            14,696
  Receivable for Forward Commitments                          2,863
  Interest Receivable                                           941
  Receivable for Portfolio Shares Sold                          238
  Other                                                           6   $   18,817
--------------------------------------------------------------------------------
LIABILITIES (-44.3%)
  Payable for Forward Commitments                           (44,823)
  Payable for Investments Purchased                          (9,016)
  Net Unrealized Depreciation on Swap
    Agreements                                                 (489)
  Interest Payable for Swap Agreements                         (135)
  Payable for Investment Advisory Fees                         (115)
  Payable for Portfolio Shares Redeemed                         (38)
  Net Unrealized Depreciation on Foreign
    Currency Exchange Contracts                                 (18)
  Payable for Administrative Fees                               (13)
  Payable for Shareholder Servicing Fees--
    Investment Class                                            (12)
  Payable for Trustees' Fees and Expenses                        (5)
  Payable for Custodian Fees                                     (1)
  Other Liabilities                                             (17)     (54,682)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  123,432
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  121,274
Undistributed (Distributions in Excess of) Net
  Investment Income                                                          658
Accumulated Net Realized Gain (Loss)                                      (1,776)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                    3,800
  Foreign Currency Translations                                              (18)
  Futures Contracts                                                          (17)
  Swap Agreements                                                           (489)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  123,432
================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                            $   23,991
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,286,446 outstanding shares of
    beneficial interest (unlimited authorization, no
    par value)                                                        $    10.49
================================================================================
INVESTMENT CLASS:
NET ASSETS                                                            $   99,441
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,508,283 outstanding shares of
    beneficial interest (unlimited authorization, no
    par value)                                                        $    10.46
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERMEDIATE DURATION PORTFOLIO

(e)     144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)     Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO      Interest Only
PAC     Planned Amortization Class
TBA     To be announced

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                        NET
CURRENCY                           IN                UNREALIZED
   TO                           EXCHANGE            APPRECIATION
 DELIVER   VALUE   SETTLEMENT      FOR     VALUE   (DEPRECIATION)
  (000)    (000)      DATE        (000)    (000)        (000)
-----------------------------------------------------------------
EUR  165   $ 192   10/24/03     US$  183   $ 183       $   (9)
EUR  157     183   10/24/03     US$  174     174           (9)
           -----                           -----       -------
           $ 375                           $ 357       $  (18)
           =====                           =====       =======

EUR -- Euro
US$ -- U.S. Dollar

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                              NET
                                                           UNREALIZED
                      NUMBER                              APPRECIATION
                        OF        VALUE      EXPIRATION  (DEPRECIATION)
                    CONTRACTS     (000)         DATE         (000)
-----------------------------------------------------------------------
LONG:

  U.S. Treasury
    10 yr. Note        141      $  16,162     Dec - 03     $      399

SHORT:

  Euro Dollar
    Short Bond          10          2,472     Dec - 03            (45)
  U.S. Treasury
    2 yr. Note          29          6,252     Dec - 03            (31)
  U.S. Treasury
    5 yr. Note         133         15,091     Dec - 03           (288)
  Euro Dollar
    Short Bond          10          2,471     Mar - 04            (52)
                                                           ----------
                                                           $      (17)
                                                           ==========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

INTERNATIONAL FIXED INCOME PORTFOLIO

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the U.S., including, to a limited degree, high yield securities (commonly referred to as "junk bonds") and securities of issuers located in emerging markets. The securities held by the Portfolio ordinarily will be denominated in foreign currencies, including the Euro. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, forwards, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments.

PERFORMANCE

For the fiscal year ended September 30, 2003 the Portfolio had a total return of 20.65% compared to 17.80% for Citigroup World ex US Index ("the Index").

FACTORS AFFECTING PERFORMANCE

Global bond yields declined through the second quarter of 2003 and then rose sharply during the third quarter. The Portfolio's underweight exposure to Japanese government bonds added to relative returns as yields in Japan rose on net for the year. Small underweight exposures to bonds in other countries had little net impact on performance.

The U.S. dollar depreciated over the year, delivering large absolute returns for the Portfolio and its Index. Relative to the Index the Portfolio underweighted the U.S. dollar in favor of the Canadian, Australian, and New Zealand dollars, and the Euro, adding to its relative returns.

Relative returns also received a significant boost from an overweight exposure to the Euro versus the yen, as the former currency appreciated strongly over the year. This exposure was closed late in the report year as undervaluation of the Euro was largely reversed.

The Portfolio also maintained a small exposure to corporate bonds denominated in Euro and Sterling. During the year these bonds outperformed the government bonds in the Index.

MANAGEMENT STRATEGIES

During the year the Portfolio took a defensive approach to interest rate risk. Historically low yields in many markets represented a very pessimistic outlook for global growth, and offered poor compensation against even a modest economic recovery.

Currency strategy in the Portfolio followed its long term strategy of favoring undervalued currencies that offered attractive yield premiums. During the year this led to overweight exposures in the dollars of Canada, Australia, and new Zealand, as well as the Euro, versus underweight positions in the U.S. dollar and Yen.

The Portfolio maintained a strategic exposure to a diversified set of corporate bonds denominated in nondollar currencies. The yield premium on these bonds offers attractive compensation versus their expected credit costs.

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                        FISCAL YEAR ENDED SEPTEMBER 30
           INTERNATIONAL FIXED INCOME      CITIGROUP WORLD GOV'T
      PORTFOLIO - INSTITUTIONAL CLASS         BOND EX-U.S. INDEX
**                            5000000                    5000000
94                            5050380                    5135530
95                            5876640                    6048870
96                            6236640                    6293050
97                            6264380                    6239090
98                            6914910                    6884810
99                            6850910                    6988620
 0                            6286970                    6439210
 1                            6515000                    6726140
 2                            7183950                    7429520
 3                            8667500                    8752000


*  Minimum Investment
** Commenced operations on April 29, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND EX-U.S. INDEX(1)

                                              TOTAL RETURNS(2)
                                         ---------------------------
                                                     AVERAGE ANNUAL
                                                   -----------------
                                           ONE      FIVE      SINCE
                                          YEAR     YEARS  INCEPTION
--------------------------------------------------------------------
Portfolio -- Institutional Class(3)      20.65%     4.62%      6.01%
Index -- Institutional Class             17.80      4.92       6.12

(1) The Citigroup World Government Bond Ex-U.S. Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on April 29, 1994.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS

INTERNATIONAL FIXED INCOME PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (72.4%)
BRITISH POUND (4.1%)
United Kingdom Treasury Bond
    6.00%, 12/7/28                                     GBP      500   $      998
    6.75%, 11/26/04                                           2,175        3,742
--------------------------------------------------------------------------------
                                                                           4,740
================================================================================
DANISH KRONE (4.0%)
Kingdom of Denmark
    5.00%, 8/15/05                                     DKK   28,200        4,634
--------------------------------------------------------------------------------
EURO (53.6%)
Adecco Financial Service Bermuda Ltd.
    6.00%, 3/15/06                                     EUR      225          279
AXA
    6.75%, 12/15/20                                          (h)325          422
BAT International Finance plc
    4.875%, 2/25/09                                             355          419
Clear Channel Communications, Inc.
    6.50%, 7/7/05                                               275          337
Colt Telecom Group plc
    7.625%, 7/31/08                                              82           86
Corning, Inc.
    6.25%, 2/18/10                                              100          112
Deutsche Bank AG
    5.125%, 1/31/13                                             200          242
Deutsche Bundesrepublik
    6.00%, 1/5/06                                             6,500        8,162
    6.25%, 1/4/24                                             6,235        8,733
Deutsche Telekom International Finance BV
    6.375%, 7/11/06                                             375          471
Fixed Link Finance BV
    5.75%, 8/1/25                                            (h)300          369
FKI plc
    6.625%, 2/22/10                                             100          122
France Telecom S.A.
    7.00%, 12/23/09                                             350          469
General Motors Acceptance Corp.
    5.75%, 2/14/06                                              200          242
GIE Suez Alliance
    5.50%, 2/20/09                                              200          249
Goldman Sachs Group, Inc.
    6.50%, 10/6/10                                              400          531
Government of Finland
    9.50%, 3/15/04                                            2,173        2,617
Government of France O.A.T.
    6.50%, 4/25/11                                           11,325       15,587
    8.50%, 10/25/19                                           2,500        4,246
Government of Spain
    5.15%, 7/30/09                                              @--          @--
Hammerson plc
    6.25%, 6/20/08                                              200          256
Household Finance Corp.
    5.125%, 6/24/09                                             300          370
International Bank for Reconstruction & Development
    7.125%, 4/12/05                                           2,664        3,327
MBNA American-Euro Structured Offering
    5.125%, 4/19/08                                    EUR      511   $      632
MBNA Europe Funding plc
    5.75%, 2/20/04                                              225          265
Republic of Austria
    3.40%, 10/20/04                                           4,000        4,731
Republic of Italy BTPS
    9.50%, 2/1/06                                               @--          @--
Securitas AB
    6.125%, 3/14/08                                             200          256
Syngenta Luxembourg Finance II S.A.
    5.50%, 7/10/06                                              195          242
Treuhandanstalt
    7.50%, 9/9/04                                             5,110        6,260
United Utilities Water plc
    6.625%, 11/8/07                                             275          359
Vivendi Environnement
    5.875%, 6/27/08                                             250          315
VNU N.V.
    6.625%, 5/30/07                                             300          386
WPP Group plc
    6.00%, 6/18/08                                              360          454
Xerox Corp.
    9.75%, 1/15/09                                               90          114
--------------------------------------------------------------------------------
                                                                          61,662
================================================================================
JAPANESE YEN (7.1%)
Ford Motor Credit Co.
    1.20%, 2/7/05                                      JPY   65,000          581
Government of Japan
    1.10%, 9/20/12                                          856,000        7,531
--------------------------------------------------------------------------------
                                                                           8,112
================================================================================
SWEDISH KRONA (3.6%)
Swedish Government
    6.00%, 2/9/05                                      SEK   30,450        4,089
--------------------------------------------------------------------------------
    TOTAL FIXED INCOME SECURITIES (COST $70,734)                          83,237
================================================================================
SHORT-TERM INVESTMENTS (13.6%)
DISCOUNT NOTES (11.3%)
Federal Home Loan Bank
    1.04%, 10/24/03                                      $    5,000        4,997
Federal Home Loan Mortgage Corporation
    1.07%, 12/15/03                                           3,000        2,993
Federal National Mortgage Association
    1.03%, 10/15/03                                           2,000        1,999
    1.07%, 11/26/03                                           3,000        2,995
--------------------------------------------------------------------------------
                                                                          12,984
================================================================================
REPURCHASE AGREEMENT (2.2%)
J.P. Morgan Securities, Inc.
    0.80%, dated 9/30/03, due 10/1/03                      (f)2,572        2,572
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.1%)
U.S. Treasury Bill
    1.00%, 3/25/04                                           (j)100          100
--------------------------------------------------------------------------------
    TOTAL CASH EQUIVALENTS (COST $15,655)                                 15,656
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL FIXED INCOME PORTFOLIO

                                                                           VALUE
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (86.0%)
  (COST $86,389)                                                      $   98,893
================================================================================

                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS (14.7%)
  Cash                                                  $         1
  Receivable for Investments Sold                            11,693
  Interest Receivable                                         2,200
  Due from Broker                                             1,512
  Net Unrealized Appreciation on Foreign
    Currency Exchange Contracts                               1,197
  Receivable for Portfolio Shares Sold                          310
  Other                                                           5       16,918
--------------------------------------------------------------------------------
LIABILITIES (-0.7%)
  Payable for Investments Purchased                            (705)
  Payable for Investment Advisory Fees                          (99)
  Payable for Portfolio Shares Redeemed                         (34)
  Payable for Administrative Fees                               (11)
  Payable for Trustees' Fees and Expense                         (6)
  Payable for Custodian Fees                                     (3)
  Other Liabilities                                             (21)        (879)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  114,932
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $   93,687
Undistributed (Distributions in Excess of)
  Net Investment Income                                                    8,560
Accumulated Net Realized Gain (Loss)                                      (1,345)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                   12,504
  Foreign Currency Exchange Contracts and
    Translations                                                           1,288
  Futures Contracts                                                          238
--------------------------------------------------------------------------------
NET ASSETS                                                            $  114,932
================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,645,459 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                     $    11.92
================================================================================

(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
@    Value/Face Amount is less than $500.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY CLASSIFICATION AT PERIOD END
(UNAUDITED)

                                                                         PERCENT
                                                            VALUE         OF NET
INDUSTRY                                                    (000)         ASSETS
--------------------------------------------------------------------------------
Sovereign                                                $   74,656         64.9%
Finance                                                       3,285          2.9
Industrial                                                    4,372          3.8
Utilities                                                       924          0.8
Short-Term Investments                                       15,656         13.6
--------------------------------------------------------------------------------
                                                         $   98,893         86.0%
================================================================================

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                            NET
  CURRENCY                                    IN                        UNREALIZED
     TO                                    EXCHANGE                    APPRECIATION
   DELIVER      VALUE     SETTLEMENT         FOR            VALUE     (DEPRECIATION)
    (000)       (000)        DATE            000)           (000)          (000)
------------------------------------------------------------------------------------
CHF  6,175    $   4,688    10/22/03     US$      4,507    $   4,507     $    (181)
DKK  3,445          540    12/18/03     US$        519          519           (21)
DKK 15,500        2,430    12/18/03     US$      2,338        2,338           (92)
EUR 10,023       11,691    10/06/03     US$     11,669       11,669           (22)
EUR  7,380        8,604    10/24/03     US$      8,345        8,345          (259)
EUR    920        1,072    10/24/03     US$      1,043        1,043           (29)
EUR  5,745        6,698    10/24/03     US$      6,498        6,498          (200)
SEK 24,055        3,096    12/19/03     US$      3,011        3,011           (85)
US$  1,621        1,621    11/20/03     AUD      2,495        1,691            70
US$  5,739        5,739    11/21/03     CAD      8,070        5,968           229
US$  1,137        1,137    10/22/03     CHF      1,510        1,147            10
US$    704          704    10/06/03     EUR        604          705             1
US$  6,646        6,646    10/24/03     EUR      5,815        6,779           133
US$  2,797        2,797    10/24/03     EUR      2,485        2,897           100
US$  7,529        7,529    10/24/03     EUR      6,470        7,543            14
US$    954          954    10/22/03     GBP        605        1,005            51
US$ 15,636       15,636    11/10/03     JPY  1,820,000       16,347           711
US$ 13,540       13,540    11/10/03     JPY  1,576,700       14,162           622
US$  3,187        3,187    11/10/03     JPY    371,000        3,332           145
              ---------                                   ---------     ---------
              $  98,309                                   $  99,506     $   1,197
              =========                                   =========     =========

AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
US$ -- U.S. Dollar

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

INTERNATIONAL FIXED INCOME PORTFOLIO

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                    NET
                                                                UNREALIZED
                      NUMBER                                   APPRECIATION
                        OF           VALUE      EXPIRATION    (DEPRECIATION)
                     CONTRACTS       (000)         DATE            (000)
------------------------------------------------------------------------------
LONG:
  Euro - Dollar
  Short Bond            36         $  4,837      Dec - 03          $  112

  Japanese
  10 yr. Bond           12           14,745      Dec - 03             126
                                                                   ------
                                                                   $  238
                                                                   ======

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

LIMITED DURATION PORTFOLIO

The Limited Duration Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in U.S. Government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps, and other derivatives to manage the Portfolio. Federal Home Loan Mortgage Corp., Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio returned 2.65%, compared to 2.88% for the Citigroup 1 -3 Year Treasury/Government Sponsored Index ("the Index").

FACTORS AFFECTING PERFORMANCE

The economic environment for the first six months of the fiscal year was persistently sluggish, despite accommodative monetary and fiscal policy. This lead to additional Fed easing, which allowed the yield curve to steepen with interest rates three years and shorter falling considerably through mid year of 2003.

Economic growth began to accelerate in the second and third quarter of 2003, resulting in a considerable rise in longer-term Treasury yields early in the third quarter. The Portfolio maintained an interest rate risk position that was shorter than the benchmark throughout the year, which detracted from return for the first nine months of the period. As rates rose in the summer months some of the relative return was recovered.

Corporate bond yield spreads narrowed dramatically during the year, particularly in the first six months of the period. Improved earnings and strengthening balance sheets were the catalysts in allowing the oversold sector to recover throughout the year. The Portfolio's overweighted positions in the corporate and asset-backed sectors added considerably to relative return for the year. The Portfolio's underweight in Agency securities detracted from return.

The drop in intermediate interest rates and mortgage rates that occurred in 2002 and early 2003 allowed for a significant refinancing boom in the U.S. housing market. The corresponding increase in prepayment risk allowed for volatile performance in the mortgage sector of the market. The Portfolio's overweighted position in the mortgage sector detracted slightly from relative return during the year as prepayments in higher coupon sectors eroded the otherwise attractive yield.

MANAGEMENT STRATEGIES

The Portfolio maintained an interest rate sensitivity that was roughly .5 years short of the benchmark for most of the year. This strategy reflected our view that the market was too pessimistic about the chances for economic recovery. While we were early in this strategy, adherence to our disciplined valuation methodology was rewarded late in the period.

The Portfolio maintained overweighted exposure to the corporate sector throughout the period based on the extremely attractive valuations available after a disastrous period for corporate bonds in 2002. Certain less attractive higher quality bonds were sold later in the period following strong relative performance. Asset-backed securities continued to be an important part of the corporate strategy.

The Portfolio maintained an overweight in the mortgage sector that emphasized holdings of higher coupon agency securities. The strategy was focused on capturing attractive value created by the market's excessive fear of prepayments. This strategy was also not rewarded until the third quarter of 2003 when intermediate yields rose and prepayment fears subsided.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                      FISCAL YEAR ENDED SEPTEMBER 30
       LIMITED DURATION PORTFOLIO     CITIGROUP 1-3 TREASURY/GOV'T
            - INSTITUTIONAL CLASS                  SPONSORED INDEX
93                        5000000                          5000000
94                        5020160                          5055510
95                        5419220                          5465240
96                        5715870                          5776670
97                        6114730                          6172950
98                        6489470                          6660720
99                        6723500                          6879790
 0                        7151930                          7287720
 1                        7883490                          8063650
 2                        8287620                          8541970
 3                        8507500                          8788000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE CITIGROUP 1-3 YEAR TREASURY/GOVERNMENT SPONSORED INDEX(1)

                                              TOTAL RETURNS(2)
                                         -------------------------
                                                    AVERAGE ANNUAL
                                                   ---------------
                                           ONE      FIVE       TEN
                                          YEAR     YEARS     YEARS
------------------------------------------------------------------
Portfolio -- Institutional Class(3)      2.65%      5.56%     5.46%
Index -- Institutional Class             2.88       5.70      5.80

(1) The Citigroup 1-3 Year Treasury/Government Sponsored Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 31, 1992.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS

LIMITED DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (107.6%)
AGENCY ADJUSTABLE RATE MORTGAGES (0.5%)
Government National Mortgage Association,
  Adjustable Rate Mortgages:
    4.375%, 1/20/25-1/20/28                            $      1,712   $    1,753
    5.625%, 12/20/25-12/20/27                                   548          570
    5.75%, 7/20/27-9/20/27                                      480          491
--------------------------------------------------------------------------------
                                                                           2,814
================================================================================
AGENCY FIXED RATE MORTGAGES (40.8%)
Federal Home Loan Mortgage Corporation,
  Conventional Pools:
    2.75%, 8/15/06                                           45,510       46,244
    10.00%, 4/1/10-10/1/20                                      422          472
    10.50%, 12/1/14                                              49           55
    11.00%, 5/1/20                                               23           26
    11.50%, 4/1/11-1/1/18                                       188          212
  Gold Pools:
    6.50%, 9/1/19-4/1/33                                     66,306       69,249
    7.00%, 3/1/32                                                20           21
    7.50%, 6/1/28-8/1/32                                      3,903        4,175
    8.50%, 8/1/28-10/1/30                                       330          356
    10.00%, 10/1/21                                              37           42
    10.50%, 1/1/19-10/1/20                                      124          136
    11.50%, 8/1/10                                               20           23
    12.00%, 6/1/15-9/1/15                                        65           74
  October TBA
    7.50%, 10/15/31                                        (i)5,575        5,958
Federal National Mortgage Association,
  Conventional Pools:
    7.00%, 3/1/30-6/1/32                                     15,877       16,795
    7.50%, 9/1/29-7/1/32                                     16,987       18,129
    8.00%, 12/1/29-8/1/31                                     1,072        1,157
    9.50%, 11/1/20                                              104          116
    10.00%, 12/1/15-9/1/16                                      171          191
    10.50%, 12/1/16                                              59           66
    11.00%, 7/1/20                                               56           63
    11.50%, 11/1/19                                              87           99
    12.00%, 5/1/14-8/1/20                                        16           17
    12.50%, 2/1/15                                               33           38
  October TBA
    4.50%, 10/25/18                                       (i)27,500       27,723
    7.00%, 10/25/33                                       (i)22,725       24,018
    7.50%, 10/25/33                                       (i)14,250       15,194
  November TBA
    6.50%, 11/25/33                                       (i)18,600       19,361
Government National Mortgage Association,
  Various Pools:
    9.00%, 11/15/16-1/15/17                                     533          590
    9.50%, 12/15/17-12/15/21                                    646          716
    10.00%, 11/15/09-7/15/22                                  1,174        1,324
    10.50%, 11/15/18-8/15/21                                    102          114
    11.00%, 1/15/10-1/15/21                                     656          745
    11.50%, 2/15/13-11/15/19                                    403          461
--------------------------------------------------------------------------------
                                                                         253,960
================================================================================
ASSET BACKED CORPORATES (17.9%)
American Express Credit Account Master Trust
    1.69%, 1/15/09                                     $      4,060   $    4,004
    5.53%, 10/15/08                                           2,400        2,598
Asset Securitization Corp.
    6.50%, 2/14/43                                               38           38
Bank One Issuance Trust
    2.94%, 6/16/08                                            3,300        3,372
BMW Vehicle Owner Trust
    4.46%, 5/25/07                                            2,300        2,411
Capital Auto Receivables Asset Trust
    2.64%, 3/17/08                                            1,800        1,827
    4.50%, 10/15/07                                           1,950        2,037
Chase Credit Card Master Trust
    5.50%, 11/17/08                                           3,310        3,599
Chase Manhattan Auto Owner Trust
    4.21%, 1/15/09                                            2,500        2,612
    4.24%, 9/15/08                                            1,900        1,983
Citibank Credit Card Issuance Trust
    2.70%, 1/15/08                                            2,500        2,539
    4.10%, 12/7/06                                            1,300        1,342
    4.40%, 5/15/07                                            3,700        3,869
    6.90%, 10/15/07                                           3,365        3,696
    7.45%, 9/15/07                                              665          727
Connecticut RRB Special Purpose Trust
    5.36%, 3/30/07                                              728          752
DaimlerChrysler Auto Trust
    3.09%, 1/8/08                                             4,550        4,661
    4.49%, 10/6/08                                            2,800        2,929
    7.23%, 1/6/05                                               184          187
Detroit Edison Securitization Funding LLC
    5.51%, 3/1/07                                             1,741        1,808
Fleet Credit Card Master Trust II
    2.75%, 4/15/08                                            3,200        3,258
Ford Credit Auto Owner Trust
    3.13%, 11/15/06                                           3,505        3,595
    3.79%, 9/15/06                                            3,550        3,682
    4.14%, 12/15/05                                             956          971
    4.75%, 8/15/06                                              600          630
Harley-Davidson Motorcycle Trust
    2.63%, 11/15/10                                           2,000        2,029
    2.78%, 5/15/11                                            3,500        3,543
    3.09%, 6/15/10                                            2,350        2,408
    4.50%, 1/15/10                                            2,500        2,607
Honda Auto Receivables Owner Trust
    2.48%, 7/18/08                                            3,100        3,133
    2.70%, 4/15/08                                            2,000        2,030
    2.77%, 11/21/08                                           4,000        4,050
    3.50%, 10/17/05                                           1,080        1,090
    4.49%, 9/17/07                                            2,400        2,513
Household Automotive Trust
    3.68%, 4/17/06                                            2,294        2,317
MBNA Credit Card Master Note Trust
    3.90%, 11/15/07                                           1,700        1,765

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

LIMITED DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
ASSET BACKED CORPORATES (CONT'D)
MBNA Master Credit Card Trust
    1.23%, 2/15/07                                     $   (h)2,675   $    2,676
    6.60%, 4/16/07                                            1,600        1,694
National City Auto Receivables Trust
    4.04%, 7/15/06                                            1,554        1,576
Nissan Auto Receivables Owner Trust
    3.58%, 9/15/05                                            1,082        1,092
    4.60%, 9/17/07                                            2,050        2,146
    4.80%, 2/15/07                                            1,625        1,682
Nordstrom Private Label Credit Card
  Master Note Trust
    4.82%, 4/15/10                                         (e)1,200        1,273
Volkswagen Auto Lease Trust
    2.36%, 12/20/05                                           3,750        3,786
Whole Auto Loan Trust
    2.58%, 3/15/10                                            4,700        4,723
William Street Funding Corp.
    1.41%, 4/23/06                                      (e)(h)4,400        4,405
--------------------------------------------------------------------------------
                                                                         111,665
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY
  COLLATERAL SERIES (0.7%)
Federal Home Loan Mortgage Corporation
    6.50%, 3/15/28                                            4,000        4,056
    8.00%, 7/15/06                                              317          317
--------------------------------------------------------------------------------
                                                                           4,373
================================================================================
FINANCE (8.7%)
AIG SunAmerica Global Financing VI
    5.20%, 5/10/04                                           (e)830          850
American General Finance Corp.
    4.625%, 9/1/10                                              580          594
    5.875%, 7/14/06                                           1,165        1,273
Anthem, Inc.
    4.875%, 8/1/05                                            1,120        1,176
BancWest Corp.
    6.93%, 12/1/03                                         (e)1,075        1,085
Bank of America Corp.
    3.875%, 1/15/08                                             530          547
    4.75%, 10/15/06                                             925          987
Bank of New York Co., Inc. (The)
    5.20%, 7/1/07                                               415          449
Bank One Corp.
    6.00%, 2/17/09                                              474          528
CIT Group, Inc.
    2.875%, 9/29/06                                             625          628
    6.50%, 2/7/06                                             1,215        1,328
Citicorp, Inc.
    5.50%, 8/9/06                                               995        1,081
    6.375%, 11/15/08                                          1,000        1,128
    6.75%, 8/15/05                                              650          710
Countrywide Home Loans, Inc.
    3.25%, 5/21/08                                            1,235        1,216
EOP Operating LP
    6.50%, 6/15/04                                     $      1,020   $    1,055
    6.763%, 6/15/07                                           1,075        1,203
Farmers Insurance Exchange
    8.50%, 8/1/04                                            (e)680          694
FleetBoston Financial Corp.
    7.25%, 9/15/05                                            1,160        1,281
Ford Motor Credit Corp.
    6.50%, 1/25/07                                            2,400        2,536
    6.875%, 2/1/06                                              780          830
General Electric Capital Corp.
    5.375%, 3/15/07                                           3,025        3,287
General Motors Acceptance Corp.
    4.50%, 7/15/06                                            1,505        1,537
    6.125%, 8/28/07                                           1,370        1,448
    6.75%, 1/15/06                                               60           64
Goldman Sachs Group, Inc.
    4.125%, 1/15/08                                           1,480        1,531
Hartford Financial Services Group, Inc.
    2.375%, 6/1/06                                              545          544
    7.75%, 6/15/05                                            1,638        1,800
Hartford Life, Inc.
    6.90%, 6/15/04                                              285          295
Household Finance Corp.
    6.375%, 10/15/11                                            285          317
    6.40%, 6/17/08                                              535          600
    6.75%, 5/15/11                                              530          604
International Lease Finance Corp.
    3.75%, 8/1/07                                               500          519
J.P. Morgan Chase & Co.
    5.25%, 5/30/07                                              780          844
    6.00%, 2/15/09                                              285          314
    7.00%, 11/15/09                                             170          194
John Hancock Financial Services, Inc.
    5.625%, 12/1/08                                             865          950
John Hancock Global Funding II
    5.625%, 6/27/06                                        (e)1,210        1,317
    7.90%, 7/2/10                                            (e)625          758
Lehman Brothers Holdings, Inc.
    8.25%, 6/15/07                                            1,800        2,129
Marsh & McLennan Cos., Inc.
    5.375%, 3/15/07                                             635          694
    6.625%, 6/15/04                                           1,030        1,067
MBNA Corp.
    6.125%, 3/1/13                                            1,395        1,491
Metropolitan Life Insurance Co.
    6.30%, 11/1/03                                         (e)1,555        1,561
Monumental Global Funding II
    6.05%, 1/19/06                                         (e)1,160        1,268
Nationwide Mutual Insurance Co.
    6.50%, 2/15/04                                         (e)1,198        1,220
Prime Property Funding II
    7.00%, 8/15/04                                           (e)295          308

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

LIMITED DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FINANCE (CONT'D)
Prudential Insurance Co. of America
    6.375%, 7/23/06                                    $   (e)1,115   $    1,237
Simon Property Group LP
    6.375%, 11/15/07                                          1,770        1,969
TIAA Global Markets
    5.00%, 3/1/07                                            (e)500          544
Vornado Realty Trust
    5.625%, 6/15/07                                             500          534
Wachovia Corp.
    4.95%, 11/1/06                                            1,195        1,289
World Financial Properties
    6.91%, 9/1/13                                            (e)416          464
    6.95%, 9/1/13                                            (e)613          686
--------------------------------------------------------------------------------
                                                                          54,563
================================================================================
INDUSTRIALS (10.1%)
Aetna, Inc.
    7.375%, 3/1/06                                            1,100        1,226
Altria Group, Inc.
    7.65%, 7/1/08                                               510          557
Amerada Hess Corp.
    6.65%, 8/15/11                                            1,455        1,594
AOL Time Warner, Inc.
    6.125%, 4/15/06                                           1,045        1,133
    6.15%, 5/1/07                                               670          736
Ashland, Inc.
    7.83%, 8/15/05                                              500          541
AT&T Corp.
    7.00%, 11/15/06                                             635          715
Boeing Capital Corp.
    5.75%, 2/15/07                                            1,265        1,369
Cendant Corp.
    6.25%, 1/15/08-3/15/10                                    1,190        1,303
Centex Corp.
    9.75%, 6/15/05                                              295          332
Clear Channel Communications, Inc.
    7.65%, 9/15/10                                              570          676
Comcast Corp.
    5.85%, 1/15/10                                              900          973
ConAgra Foods, Inc.
    6.00%, 9/15/06                                            1,003        1,103
ConocoPhillips Holding Co.
    5.90%, 4/15/04                                              980        1,004
ConocoPhillips, Inc.
    8.50%, 5/25/05                                              685          760
Constellation Energy Group, Inc.
    6.35%, 4/1/07                                               315          347
Cooper Industries, Inc.
    5.25%, 7/1/07                                               660          711
COX Communications, Inc.
    7.75%, 8/15/06                                              500          571
CVS Corp.
    5.50%, 2/15/04                                            1,525        1,548
    5.625%, 3/15/06                                             320          347
DaimlerChrysler N.A. Holding Corp.
    6.40%, 5/15/06                                     $      1,460   $    1,584
Delphi Corp.
    6.125%, 5/1/04                                            1,295        1,320
Deutsche Telekom International Finance BV
    8.00%, 6/15/10                                              880        1,076
Federated Department Stores, Inc.
    6.625%, 9/1/08                                              475          540
    7.90%, 5/1/46                                               790          885
FedEx Corp.
    6.875%, 2/15/06                                             525          575
General Mills, Inc.
    3.875%, 11/30/07                                            360          369
GTE Corp.
    6.36%, 4/15/06                                            1,960        2,156
Hertz Corp.
    7.00%, 7/1/04                                               935          959
Honeywell International, Inc.
    5.125%, 11/1/06                                           2,000        2,171
Hyatt Equities LLC
    6.875%, 6/15/07                                          (e)850          899
Inco Ltd.
    7.75%, 5/15/12                                              865        1,024
International Paper Co.
    3.80%, 4/1/08                                             1,000        1,007
Johnson Controls, Inc.
    5.00%, 11/15/06                                             820          885
Kerr McGee Corp.
    5.875%, 9/15/06                                             430          466
Kraft Foods, Inc.
    5.25%, 6/1/07                                             1,055        1,131
Kroger Co.
    7.625%, 9/15/06                                           2,280        2,589
Lockheed Martin Corp.
    8.20%, 12/1/09                                              450          557
Lowe's Cos., Inc.
    7.50%, 12/15/05                                           1,015        1,137
Marathon Oil Corp.
    5.375%, 6/1/07                                            1,320        1,421
Marriott International, Inc.
    8.125%, 4/1/05                                              730          795
Masco Corp.
    4.625%, 8/15/07                                             485          508
May Department Stores Co. (The)
    6.875%, 11/1/05                                             960        1,048
McDonnell Douglas Corp.
    6.875%, 11/1/06                                             370          407
Miller Brewing Co.
    4.25%, 8/15/08                                           (e)690          709
Mohawk Industries, Inc.
    6.50%, 4/15/07                                              320          357
News America, Inc.
    4.75%, 3/15/10                                         (e)1,320        1,363

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

LIMITED DURATION PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Norfolk Southern Corp.
    7.875%, 2/15/04                                    $        725   $      742
Pemex Project Funding Master Trust
    7.875%, 2/1/09                                              490          556
    8.00%, 11/15/11                                             990        1,119
Raytheon Co.
    6.75%, 8/15/07                                              470          530
    8.30%, 3/1/10                                               460          563
Safeway, Inc.
    6.15%, 3/1/06                                             1,050        1,139
Southwest Airlines Co.
    5.496%, 11/1/06                                             520          566
Target Corp.
    7.50%, 2/15/05                                              715          772
TCI Communications, Inc.
    8.00%, 8/1/05                                               525          579
Union Pacific Corp.
    3.625%, 6/1/10                                              480          464
    5.84%, 5/25/04                                              500          512
    6.79%, 11/9/07                                            1,590        1,799
UnitedHealth Group, Inc.
    5.20%, 1/17/07                                              115          124
    7.50%, 11/15/05                                             985        1,099
Verizon Global Funding Corp.
    6.125%, 6/15/07                                           1,075        1,192
    7.25%, 12/1/10                                              400          469
Waste Management, Inc.
    6.875%, 5/15/09                                             575          652
Wellpoint Health Networks, Inc.
    6.375%, 6/15/06                                             770          850
Weyerhaeuser Co.
    6.125%, 3/15/07                                             505          554
    6.75%, 3/15/12                                            2,430        2,703
Wisconsin Electric Power Co.
    4.50%, 5/15/13                                              530          528
--------------------------------------------------------------------------------
                                                                          62,996
================================================================================
SOVEREIGN (1.0%)
Province of Quebec
    5.50%, 4/11/06                                            1,645        1,781
    6.125%, 1/22/11                                             845          957
United Mexican States
    8.375%, 1/14/11                                           1,690        2,011
    8.625%, 3/12/08                                           1,265        1,507
--------------------------------------------------------------------------------
                                                                           6,256
================================================================================
U.S. TREASURY SECURITIES (27.2%)
U.S. Trasury Notes
    6.00%, 8/15/04                                           18,000       18,767
    6.50%, 8/15/05                                           35,000       38,305
    6.75%, 5/15/05                                           28,500       31,003
    7.25%, 8/15/04                                           55,000       57,941
    7.875%, 11/15/04                                         22,000       23,654
--------------------------------------------------------------------------------
                                                                         169,670
================================================================================
UTILITIES (0.7%)
Appalachian Power Co.
    3.60%, 5/15/08                                     $      1,015   $    1,011
Consolidated Natural Gas Co.
    5.375%, 11/1/06                                           2,015        2,175
Duke Energy Corp.
    4.50%, 4/1/10                                               575          588
Ras Laffan Liquefied Natural Gas Co., Ltd.
    7.628%, 9/15/06                                          (e)297          316
--------------------------------------------------------------------------------
                                                                           4,090
================================================================================
  TOTAL FIXED INCOME SECURITIES (COST $661,917)                          670,387
================================================================================

                                                             SHARES
--------------------------------------------------------------------------------
PREFERRED STOCK (0.2%)
MORTGAGES -- OTHER (0.2%)
Home Ownership Funding Corp.
    13.331% (COST $883)                                    (e)1,800          963
================================================================================

                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.3%)
COMMERCIAL PAPER (0.5%)
Kraft Foods, Inc.
    1.33%, 11/21/03                                    $      3,000        2,994
--------------------------------------------------------------------------------
DISCOUNT NOTES (3.2%)
Federal Home Loan Mortgage Corporation
    1.07%, 12/15/03                                          15,000       14,968
Federal National Mortgage Association
    2.10%, 12/15/03                                           5,000        4,989
--------------------------------------------------------------------------------
                                                                          19,957
================================================================================
REPURCHASE AGREEMENT (6.5%)
J.P. Morgan Securities, Inc.
    0.80%, dated 9/30/03, due 10/1/03                     (f)40,639       40,639
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES (0.1%)
U.S. Treasury Bills
    0.94%, 1/15/04                                           (j)650          648
    1.00%, 3/25/04                                           (j)200          199
--------------------------------------------------------------------------------
                                                                             847
================================================================================
    TOTAL SHORT-TERM INVESTMENTS (COST $64,436)                           64,437
================================================================================
TOTAL INVESTMENTS (118.1%)
    (COST $727,236)                                                      735,787
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

LIMITED DURATION PORTFOLIO

                                                             AMOUNT       AMOUNT
                                                              (000)        (000)
--------------------------------------------------------------------------------
OTHER ASSETS (3.0%)
  Cash                                                 $        133
  Receivable for Forward Commitments                          6,612
  Interest Receivable                                         5,381
  Receivable for Investments Sold                             5,030
  Receivable for Portfolio Shares Sold                        1,187
  Other                                                          26   $   18,369
--------------------------------------------------------------------------------
LIABILITIES (-21.1%)
  Payable for Forward Commitments                           (98,416)
  Payable for Investments Purchased                         (30,827)
  Due to Broker                                              (1,185)
  Payable for Investment Advisory Fees                         (443)
  Payable for Portfolio Shares Redeemed                        (391)
  Payable for Administrative Fees                               (46)
  Payable for Trustees' Fees and Expenses                       (13)
  Payable for Custodian Fees                                     (3)
  Other Liabilities                                             (31)    (131,355)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  622,801
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  619,203
Undistributed (Distributions in Excess of)                                 1,406
  Net Investment Income
Accumulated Net Realized Gain (Loss)                                      (2,618)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                    8,551
  Futures Contracts                                                       (3,741)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  622,801
================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 58,467,894 outstanding shares of beneficial
  interest (unlimited authorization, no par value)                    $    10.65

(e)  144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)  Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
TBA  To be announced

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                    NET
                                                                UNREALIZED
                      NUMBER                                   APPRECIATION
                        OF           VALUE      EXPIRATION    (DEPRECIATION)
                     CONTRACTS       (000)         DATE            (000)
----------------------------------------------------------------------------
LONG:
  U.S. Treasury
    2 yr. Note          329        $ 70,930      Dec - 03        $    877

SHORT:

  Euro - Dollar
    Short Bond           12           2,966      Dec - 03             (55)

  U.S. Treasury
    5 yr. Note          608          68,989      Dec - 03          (1,489)

  U.S. Treasury
    10 yr. Note         779          89,293      Dec - 03          (3,011)

  Euro - Dollar
    Short Bond           12           2,965      Mar - 04             (63)
                                                                 --------
                                                                 $ (3,741)
                                                                 ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MUNICIPAL PORTFOLIO

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax. The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio. Federal Home Loan Mortgage Corp, Federal National Mortgage Association, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio had a total return of 4.19% compared to 4.32% for the Index (a 50%/50% blend of the Lehman 5&10 Year Municipal Indices).

FACTORS AFFECTING PERFORMANCE

We employed a defensive posture for most of the year in order to help protect principal from an anticipated rise in interest rates. Accordingly, the interest rate sensitivity of the Portfolio was less than the benchmark for most of the period. While rates did rise modestly during the period, this strategy had a material negative impact on relative performance mainly due to the yield give-up associated with having less interest rate risk than the market.

The Portfolio was positioned to benefit if municipals outperformed Treasury issues. After detracting from returns early in the period, this strategy did add value for the year a whole as municipals have performed very well relative to Treasury bonds during the last quarter. This performance benefit was roughly offset by security selection decisions in the municipal sector.

Opportunistic exposure to corporate bonds, particularly lower quality issues, had a large positive impact on performance relative to the Index. An improving economy, more conservative balance sheet management, strong cash flow, and lower volatility all combined to allow corporate bonds to register historically strong returns for the period.

MANAGEMENT STRATEGIES

We continued to position the Portfolio defensively because our analysis indicated that interest rates were significantly below fair value and unsustainable at current levels. The duration of the portfolio has been less than that of the market in order to help preserve principal in the event of anticipated rising interest rates.

In the municipal sector, we have been focused on capturing the relative cheapness in longer issues relative to the intermediate issues that comprise the benchmark. To accomplish this, we emphasized longer maturity issues and have been hedging exposure to changes in Treasury rates. Holdings continued to have higher than average call protection and credit quality.

While still attractive, strong performance has reduced our undervaluation in the corporate sector.

We continued to have an opportunistic exposure to selected Agency mortgage backed securities. The high yield on these bonds has been attractive compensation for prepayment risk presenting a potentially attractive value opportunity.

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                              FISCAL YEAR ENDED SEPTEMBER 30
      MUNICIPAL PORTFOLIO -        LEHMAN 5 YEAR         LEHMAN 10 YEAR                BLENDED
        INSTITUTIONAL CLASS      MUNICIPAL INDEX        MUNICIPAL INDEX        MUNICIPAL INDEX
93                  5000000              5000000                5000000                5000000
94                  4767910              5018950                4908330                4722040
95                  5405420              5465640                5487870                5331630
96                  5916870              5701110                5753300                5665170
97                  6418020              6081630                6299940                6123020
98                  6880270              6492630                6855450                6599700
99                  6888040              6593520                6823800                6635530
 0                  7346750              6911660                7259570                7007420
 1                  8131810              7578790                7985480                7696130
 2                  8722870              8173770                8741910                8362850
 3                  9088000              8572000                9071500                8724500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE LEHMAN 5 YEAR MUNICIPAL INDEX, LEHMAN 10 YEAR MUNICIPAL INDEX AND BLENDED MUNICIPAL INDEX(1)

                                                           TOTAL RETURNS(2)
                                                         --------------------
                                                                   AVERAGE
                                                                    ANNUAL
                                                                -------------
                                                          ONE    FIVE     TEN
                                                         YEAR   YEARS   YEARS
-----------------------------------------------------------------------------
Portfolio -- Institutional Class (3)                     4.19%   5.72%   6.16%
Lehman 5 Year Municipal Index -- Institutional Class     4.87    5.71    5.54
Lehman 10 Year Municipal Index -- Institutional Class    3.77    5.76    6.14
Blend Municipal Index -- Institutional Class             4.32    5.74    5.72

(1) The Lehman 5 Year Municipal Index, the Lehman 10 Year Municipal Index and the Blended Municipal Index, are all unmanaged market indices. The Blended Municipal Index is comprised of the Lehman Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman Year Municipal Index and 50% Lehman 5 Year Municipal Index thereafter.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on October 1, 1992

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES (103.9%)
MUNICIPAL BONDS (88.3%)
Allegheny County, PA Hospital Development
  Authority Revenue Bonds
    9.25%, 11/15/15                                    $      1,300   $    1,279
Allegheny County, PA Industrial Development
  Authority Revenue Bonds
    4.75%, 12/1/32                                              525          525
Austin, TX Convention Enterprises, Inc., Revenue
  Bonds
    6.70%, 1/1/28                                               400          415
Austin, TX Water & Wastewater System Revenue
  Bonds (MBIA)
    5.25%, 11/15/13                                           4,100        4,629
Badger TOB Asset Securitization Corp., WI, Revenue
  Bonds
    6.125%, 6/1/27                                            1,350        1,210
Beaver County Industrial Development Authority, PA
  Pollution Control Revenue Bonds
    4.65%, 6/1/33                                               750          754
Berks County, PA (FGIC)
    Zero Coupon, 5/15/19                                      1,250          602
    Zero Coupon, 11/15/20                                     1,000          440
Brazos River Authority Texas Pollution Collateral
  Revenue Bonds
    5.40%, 10/1/29                                              325          332
Brunswick County, NC, General Obligation Bonds
  (FGIC)
    5.00%, 5/1/17                                             1,700        1,844
Bucks County, PA Industrial Development Authority
  Revenue Bonds, Grand View Hospital SAVRS (AMBAC)
    1.65%, 7/3/12                                             1,650        1,650
Bucks County, PA Water & Sewer Authority Revenue
  Bonds (FGIC)
    5.50%, 2/1/08                                                50           53
Butler & Sedgwick Counties, KS Unified School District
  (FSA)
    5.85%, 9/1/17                                             1,375        1,582
California State Department of Water Resources Power
  Supply Revenue Bonds
    5.25%, 5/1/12                                             2,200        2,470
California State Department Water Reserve Power
  Supply Revenue Bond
    1.01%, 5/1/22                                             3,000        3,000
California State General Obligation Bonds
    5.25%, 2/1/14                                             1,375        1,505
Camden Industrial Development Board, AL Revenue
  Bonds
    1.00%, 12/1/24                                              625          653
Carbon County, PA Industrial Development Authority
  Revenue Bonds
    6.65%, 5/1/10                                               325          347
Carrollton, TX General Obligation Bonds (FSA)
    5.125%, 8/15/16                                           1,470        1,600
Center Township, PA Sewer Authority Revenue Bonds
  (MBIA)
    Zero Coupon, 4/15/17                               $        615   $      335
Cherokee County, GA School Systems, General
  Obligation Bonds (MBIA)
    5.00%, 8/1/13                                             1,000        1,118
Chicago, IL General Obligation Bonds (FGIC)
    Zero Coupon, 1/1/19                                       4,000        1,920
Chicago, IL Park District General Obligation Bonds
  (FGIC)
    4.70%, 1/1/20                                             3,000        3,061
Chicago, IL Wastewater Transmission, Revenue Bonds
  (MBIA)
    5.50%, 1/1/20                                             1,650        1,878
Children's Trust Fund Revenue Bonds
    5.375%, 5/15/33                                           2,040        1,808
    5.75%, 7/1/20                                             1,095        1,244
Clark County, WA School District General Obligation
  Bonds (FSA)
    5.00%, 6/1/13                                             2,500        2,782
Clear Creek, TX Independent School District (PSFG)
    4.50%, 2/15/20                                            2,000        2,015
    5.65%, 2/15/19                                            1,000        1,114
Cleveland, OH Airport Special Revenue Bonds
    5.50%, 12/1/08                                              750          638
Colorado E470 Public Highway Authority Revenue
  Bonds (MBIA)
    Zero Coupon, 9/1/29                                      18,900        4,750
Colorado Educational & Cultural Facilities Authority
  Revenue Bonds (MBIA)
    4.375%, 3/1/14                                            1,400        1,477
    4.50%, 3/1/15                                             1,600        1,689
    4.60%, 3/1/16                                             1,000        1,055
Colorado Health Facilities Authority Revenue Bonds
    Zero Coupon, 7/15/20                                      1,000          441
Cook County, IL School District General Obligation
  Bonds (MBIA)
    Zero Coupon, 12/1/22                                      4,125        1,539
Corpus Christi, TX Business & Job Development Corp.
  (AMBAC)
    4.875%, 9/1/20                                            2,745        2,853
    5.00%, 9/1/21                                             1,590        1,657
Council Rock, PA School District General Obligation
  Bonds (MBIA)
    5.00%, 11/15/19                                           1,285        1,358
Cranberry Township, PA (FGIC)
    4.80%, 12/1/18                                            1,310        1,369
Crandall, TX Independent School District General
  Obligation Bonds
    Zero Coupon, 8/15/19                                      1,670          765
    Zero Coupon, 8/15/21                                      2,645        1,060
Crown Point, IN Multi-School Building Corp. Revenue
  Bonds (MBIA)
    Zero Coupon, 1/15/24                                      5,200        1,795

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONT'D)
Cypress-Fairbanks, TX Independent School District
    4.55%, 2/15/17                                     $      1,400   $    1,451
    4.80%, 2/15/19                                            1,650        1,707
Dallas Fort Worth, TX International Airport
  Facilities Improvement Corp. Revenue Bonds
    6.375%, 5/1/35                                            1,100          627
Dallas, TX Area Rapid Transit Sales Tax Revenue Bonds
  (FGIC)
    4.80%, 12/1/20                                            2,800        2,890
    4.90%, 12/1/21                                            1,800        1,857
Delaware County, PA Industrial Development Authority
  Revenue Bonds
    6.50%, 1/1/08                                               200          219
Delta County, MI Economic Development Corp. Revenue
  Bonds
    6.25%, 4/15/27                                              450          464
Denton, TX Utility System Revenue Bonds (AMBAC)
    5.00%, 12/1/16                                            1,865        2,009
Detroit, MI City School District General Obligation
  Bonds (FGIC)
    5.15%, 5/1/22                                             2,500        2,629
Director of the State of Nevada Department of
  Business & Industry Revenue Bonds
    5.625%, 12/1/26                                           1,100        1,098
Director of the State of Nevada Department of
  Business & Industry Revenue Bonds (AMBAC)
    Zero Coupon, 1/1/21                                       2,000          839
    Zero Coupon, 1/1/23                                       1,845          674
District of Columbia, George Washington
  University Revenue Bonds (MBIA)
    5.50%, 10/1/14                                            1,500        1,727
Dover, PA Area School District (FGIC)
    5.00%, 4/1/16                                             1,000        1,077
Eagle, IN - Union Middle School Building Revenue Bonds
  (AMBAC)
    4.90%, 7/5/16                                             1,000        1,063
    5.00%, 7/5/17                                             1,500        1,610
Eanes, TX Independent School District General
  Obligation Bonds
    4.80%, 8/1/19                                             1,365        1,419
    4.875%, 8/1/20                                            1,525        1,582
East Porter County, IN School Building Corp. Revenue
  Bonds (MBIA)
    4.70%, 7/15/12                                            1,025        1,086
Edgewood, TX Independent School District (PSFG)
    4.75%, 8/15/16                                            1,310        1,378
    4.85%, 8/15/17                                              880          925
Edinburg, TX Consolidated Independent School District
  General Obligation Bonds
    4.55%, 2/15/17                                            2,465        2,550
Elizabeth Forward, PA School District (MBIA)
    Zero Coupon, 9/1/11                                       1,250          939
Essex County, NJ Utility Authority Revenue Bonds
  (FSA)
    4.80%, 4/1/14                                             1,005        1,060
Everett, WA Water & Sewer Revenue Bonds
    5.00%, 7/1/13                                      $      1,630   $    1,815
    5.00%, 7/1/14                                             1,710        1,888
Fort Wayne, IN Hospital Authority Hospital
  Revenue Bonds (MBIA)
    4.70%, 11/15/11                                           1,100        1,169
Frisco, TX Independent School District (PSFG)
    Zero Coupon, 8/15/20                                      3,145        1,364
    Zero Coupon, 8/15/22                                      3,115        1,180
Geneva, IL Industrial Development Revenue Bonds (FSA)
    4.80%, 5/1/19                                             1,705        1,768
    4.90%, 5/1/20                                               700          726
Georgetown County, SC Pollution Control Facility
  Revenue Bonds
    5.125%, 2/1/12                                              725          757
Georgia State Housing & Financing Authority (FHA)
    5.875%, 12/1/19                                               5            5
Girard Area, PA School District (FGIC)
    Zero Coupon, 10/1/18                                        700          363
    Zero Coupon, 10/1/19                                        250          122
Grand Prairie, TX Independent School District General
  Obligation Bonds
    Zero Coupon, 2/15/14                                      2,240        1,444
Granite City, Madison County, IL Disposal Revenue
  Bonds SAVRS
    5.00%, 5/1/27                                               700          721
Grapevine, TX Certificates of Obligation (FGIC)
    5.75%, 8/15/17                                            1,000        1,136
Hawaii State Certificate of Participation (AMBAC)
    4.80%, 5/1/12                                             1,275        1,359
Hillsborough County FL, Industrial Development
  Authority Pollution Control Revenue Bonds
    4.00%, 5/15/18                                            1,625        1,623
Houston, TX Housing Finance Corp., Single Family
  Mortgage Revenue Bonds
    8.00%, 6/1/14                                                15           15
Houston, TX Water & Sewer System Revenue Bonds
  (FSA)
    5.50%, 12/1/25                                           12,350        3,782
Illinois Development Finance Authority Revenue Bonds
  (FGIC)
    Zero Coupon, 12/1/09                                      2,000        1,663
Illinois Development Finance Authority, Solid
  Waste Disposal Revenue Bonds
    5.85%, 2/1/07                                               110          117
Illinois Health Facilities Authority Revenue Bonds
  (MBIA)
    5.00%, 11/15/12                                           1,000        1,076
Indiana State University Revenue Bonds (FGIC)
    5.20%, 10/1/12                                            1,640        1,824
Indiana Transportation Finance Authority Highway
  Revenue Bonds (AMBAC)
    Zero Coupon, 12/1/16                                      1,695          942
Indianapolis, IN Airport Authority Revenue Bonds
    7.10%, 1/15/17                                              375          396

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONT'D)
Intermountain Power Agency, UT Power Supply
  Revenue Bonds
    Zero Coupon, 7/1/17                                $      1,750   $      929
Irving, TX Independent School District General
  Obligation Bonds
    Zero Coupon, 2/15/13                                      1,945        1,319
Kane & De Kalb Counties, IL Community Unit School
  District (AMBAC)
    Zero Coupon, 12/1/09                                        725          602
Kent State University, OH Revenue Bonds SAVRS (MBIA)
    1.45%, 5/1/32                                             3,000        3,000
King County, WA General Obligation Bonds (MBIA)
    5.00%, 12/1/19                                            1,075        1,132
Lake County, IL Community Consolidated School
  District General Obligation Bonds (MBIA)
    Zero Coupon, 12/1/19                                      4,110        1,866
    Zero Coupon, 12/1/20                                      4,290        1,822
    Zero Coupon, 12/1/21                                      4,375        1,737
Lakeview, MI Public School District General
  Obligation Bonds
    5.00%, 5/1/16                                             1,060        1,142
Leander, TX Independent School District General
  Obligation Bonds
    4.85%, 8/15/20                                            1,160        1,199
Long Island, NY Power Authority Electric System
  Revenue Bonds (FSA)
    Zero Coupon, 6/1/16                                       3,700        2,191
Madison & Jersey Counties, IL Unit School
  District General Obligation Bonds (FSA)
    Zero Coupon, 12/1/20                                      2,900        1,240
Maryland State Economic Development Corp.,
  Revenue Bonds
    7.50%, 12/1/14                                              350          319
Massachusetts State College Building Authority Project
  Revenue Bonds
    5.375%, 5/1/15                                            1,635        1,858
Massachusetts State Development Financing Agency
  Resource Recovery Revenue Bonds
    6.90%, 12/1/29                                              250          285
Massachusetts State Health & Educational
  Facilities Authority Revenue Bonds (MBIA)
    5.75%, 10/1/22                                            3,000        3,000
Massachusetts State Health & Educational Facilities
  Authority Revenue Bonds (AMBAC)
    4.80%, 7/1/12                                             1,665        1,769
Maury County, TN Industrial Development Board Solid
  Waste Disposal Revenue Bonds
    6.30%, 8/1/18                                             1,075        1,141
McKinney, TX Independent School District General
  Obligation Bonds
    4.75%, 2/15/20                                            1,155        1,184
Memphis-Shelby County, TN Airport Authority Special
  Facilities Revenue Bonds, Federal Express Corp.
    5.00%, 9/1/09                                               850          933
Metropolitan Pier & Exposition Authority, IL
  Dedicated State Tax Revenue Bonds (MBIA)
    Zero Coupon, 6/15/20                               $        925   $      614
    Zero Coupon, 12/15/23                                     4,250        1,474
Michigan City, IN Area-Wide School Building Corp.
  Revenue Bonds (FGIC)
    Zero Coupon, 1/15/17                                      2,000        1,081
    Zero Coupon, 1/15/18                                      3,000        1,525
    Zero Coupon, 1/15/20                                      1,750          784
Midland, TX Independent School District General
  Obligation Bonds (FGIC)
    5.95%, 3/1/18                                             1,225        1,402
Midland, TX Independent School District
  General Obligation Bonds (PSFG)
    Zero Coupon, 8/15/06                                        750          712
Milwaukee, WI Sewer Revenue Bonds (AMBAC)
    4.875%, 6/1/19                                            2,070        2,158
    5.00%, 6/1/20                                             1,170        1,224
Minneapolis & St. Paul, MN Metropolitan Airports
  Commission
    6.50%, 4/1/25                                               405          373
Mobile, AL Industrial Development Board Solid
  Waste Family Mortgage Revenue Bonds,
    6.95%, 1/1/20                                               267            2
Montgomery County, PA Industrial Development
  Authority Pollution Control Revenue Bonds
    5.20%, 10/1/30                                              850          876
Montour, PA School District (MBIA)
    Zero Coupon, 1/1/13                                         300          208
Morton Grove, IL (FGIC)
    4.50%, 12/1/13                                            1,480        1,538
Nassau County, NY Improvement Bonds (FSA)
    6.00%, 3/1/17                                             1,275        1,471
Nebraska Investment Financing Authority Hospital
  Revenue Bonds SAVRS (MBIA)
    1.38%, 12/8/16                                            3,000        3,000
Nebraska Investment Financing Authority
  Revenue Bonds
    5.80%, 3/1/20                                                10           10
Nevada Housing Division (FHA)
    5.30%, 4/1/28                                               325          329
    5.70%, 10/1/27                                               30           30
New Jersey Economic Development Authority
  Revenue Bonds
    Zero Coupon, 4/1/12                                         625          451
New Orleans, LA Audubon Commission
  General Obligation Bonds (FSA)
    5.00%, 10/1/13                                            1,695        1,895
New York City, NY Industrial Development Agency
  Revenue Bonds (FSA)
    6.00%, 11/1/15                                            1,915        2,050
New York State Dormitory Authority Revenue Bonds
  (FGIC)
    5.10%, 2/15/11                                            1,250        1,365

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONT'D)
New York State Dormitory Authority Revenue Bonds
  (FSA)
    5.10%, 2/15/11                                     $        825   $      901
Noblesville, IN High School Building Corp.(AMBAC)
    Zero Coupon, 2/15/19                                      1,850          886
North Carolina Municipal Power Agency, Electric
  Revenue Bonds
    6.625%, 1/1/10                                              850          995
North Harris, TX Montgomery Community College
  District General Obligation Bonds (FGIC)
    4.90%, 2/15/21                                            1,825        1,876
North Side, IN High School Building Corp.
  Revenue Bonds (FSA)
    5.25%, 7/15/13                                            2,910        3,290
North Slope Borough, AK (MBIA)
    Zero Coupon, 6/30/12                                      2,900        2,040
Northside, TX Independent School District General
  Obligation Bonds
    4.90%, 8/1/21                                             1,850        1,895
Okemos, MI Public School District (MBIA)
    Zero Coupon, 5/1/15                                         900          550
Orange County, FL Housing & Finance Authority Single
  Family Mortgage Revenue Bonds
    5.10%, 9/1/27                                               125          126
Ouachita Parish, LA West Ouachita Parish School
  District Revenue Bonds (MBIA)
    4.70%, 9/1/14                                             1,020        1,083
Pearland, TX Independent School District
    4.875%, 2/15/19                                           1,425        1,487
    4.90%, 2/15/20                                            1,505        1,562
Penn Hills Municipality, PA
    Zero Coupon, 6/1/12                                       1,615        1,102
    Zero Coupon, 12/1/13                                        500          315
Pennsylvania Convention Center Authority
    6.25%, 9/1/04                                                55           57
Pennsylvania Convention Center Authority (FGIC)
    6.70%, 9/1/16                                               500          627
Pennsylvania Housing & Finance Authority
    5.35%, 10/1/08                                               70           72
    5.55%, 10/1/12                                              185          188
Pennsylvania State Financing Authority School
  Revenue Bonds, Aliquippa School District
    Zero Coupon, 6/1/12                                         685          471
Pennsylvania State Public School Building Authority,
  Marple Newtown School District Project Revenue
  Bonds (MBIA)
    4.60%, 3/1/15                                             1,065        1,123
    4.70%, 3/1/16                                               715          753
Philadelphia, PA Authority For Industrial Development
  Special Facilities Revenue Bonds, Doubletree Hotel
    6.50%, 10/1/27                                              320          310
Philadelphia, PA Hospital Authority Revenue Bonds
    10.875%, 7/1/08                                              80           92
Philadelphia, PA Hospitals & Higher Education
  Facilities Authority Revenue Bonds
    6.15%, 7/1/05                                      $         50   $       54
Philadelphia, PA Water & Wastewater Revenue Bonds
  (FGIC)
    5.15%, 6/15/04                                               50           51
Pittsburgh, PA Stadium Authority Lease Revenue Bonds
    6.50%, 4/1/11                                               185          216
Port Authority, NY & NJ Special Obligation Revenue
  Bonds
    7.00%, 10/1/07                                              500          523
Richardson, TX Hotel Occupancy Certificates of
  Obligation (FGIC)
    5.75%, 2/15/17                                            1,405        1,583
Richland County, SC Revenue Bonds
    6.10%, 4/1/23                                               725          749
Rio Grande City, TX Consolidated Independent School
  District General Obligation Bonds
    4.45%, 8/15/20                                            1,245        1,249
Robinson Township, PA Municipal Authority
    6.90%, 5/15/18                                              105          126
Rockport, IN Pollution Control Revenue Bonds SAVRS
    4.90%, 6/1/25                                               455          473
Ross County, Ohio Hospital Revenue Bonds
    Zero Coupon, 12/1/31                                      3,000        3,000
Saginaw Valley State University, MI Revenue Bonds
    Zero Coupon, 7/1/31                                       3,000        3,000
Saginaw, MI Hospital Financing Authority
  Revenue Bonds (MBIA)
    5.375%, 7/1/19                                            1,265        1,350
Sam Rayburn, TX Municipal Power Agency
  Revenue Bonds
    6.00%, 10/1/21                                              650          670
San Antonio County, TX Parking System
  Revenue Bonds (AMBAC)
    5.50%, 8/15/17                                              700          778
Sanger, TX Independent School District
  General Obligation Bonds
    Zero Coupon, 2/12/19                                      1,255          598
    Zero Coupon, 2/15/21                                      1,505          631
    Zero Coupon, 2/15/22                                      1,505          589
Santa Ana, CA Unified School District
  General Obligation Bonds (FGIC)
    Zero Coupon, 8/1/19                                       3,425        1,604
    Zero Coupon, 8/1/20                                       2,050          899
Savannah, GA Economic Development Authority
  Revenue Bonds
    7.40%, 4/1/26                                               310          311
Scranton-Lackawanna, PA Health & Welfare Authority
  Revenue Bonds
    6.625%, 7/1/09                                               80           92
Seattle, WA Refunding & Public Improvement Bonds
  General Obligation Bonds
    4.60%, 12/1/21                                            2,500        2,518

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (CONT'D)
Southeastern Area Schools, PA Revenue Bonds
  Zero Coupon, 10/1/06                                 $        590   $      554
Spring, TX Independent School District
  General Obligation Bonds (PSFG)
    5.00%, 8/15/19                                            1,760        1,851
St. Charles Parish, LA Pollution Control Revenue Bonds
    5.35%, 10/1/29                                              950          950
Steel Valley, PA School District, Allegheny County
 General Obligation Bonds
    Zero Coupon, 11/1/11                                      1,170          837
    Zero Coupon, 11/1/17                                        650          320
Stroudsberg, PA Area District School (FSA)
    4.90%, 4/1/20                                             1,110        1,154
Texas Department of Housing & Community
  Revenue Bonds (FSA)
    5.45%, 3/1/21                                               120          121
Texas State Turnpike Authority Revenue Bonds (AMBAC)
    Zero Coupon, 8/15/18                                      5,700        2,811
Thurston & Pierce Counties Community Schools, WA
  General Obligation Bonds
    3.95%, 12/1/14                                            1,735        1,765
Tobacco Settlement Authority of Washington,
  Asset Backed Bonds
    6.50%, 6/1/26                                             1,000          895
Tobacco Settlement Financing Corp. NJ,
  Asset Backed Bonds
    4.375%, 6/1/19                                            1,000          926
Tobacco Settlement Financing Corp., LA,
  Asset Backed Bonds
    5.50%, 5/15/30                                            1,350        1,081
Tobacco Settlement Financing Corp., RI,
  Asset Backed Bonds
    6.00%, 6/1/23                                             1,575        1,390
Toledo-Lucas County, OH Port Authority
  Revenue Bonds
    6.45%, 12/15/21                                             900          980
Tomball, TX Independent School District (PSFG)
    4.75%, 2/15/15                                            1,205        1,272
University of Arkansas Revenue Bonds (FSA)
    4.90%, 12/1/19                                            2,315        2,422
University of North Texas Board of Regents (FGIC)
    4.875%, 4/15/20                                           2,250        2,329
Upper Darby Township, PA (AMBAC)
    Zero Coupon, 7/15/11                                        525          397
Utah County, UT Environmental Improvement
  Revenue Bonds
    5.05%, 11/1/17                                              170          178
Utah State Water Finance Agency (AMBAC)
    4.625%, 10/1/20                                           2,500        2,545
Valparaiso, IN Middle Schools Building Corp.
  Revenue Bonds (MBIA)
    4.50%, 7/15/18                                            1,370        1,400
    4.60%, 7/15/19                                            1,630        1,666
Vancouver, WA Water & Sewer Revenue Bonds (MBIA)
    4.60%, 6/1/13                                      $      1,000   $    1,041
Virginia State Peninsula Regional Jail Authority
    5.00%, 10/1/12                                            1,320        1,464
    5.00%, 10/1/13                                            1,385        1,535
Waco, TX Educational Finance Corp. Revenue Bonds
    Zero Coupon, 2/1/32                                       3,000        3,000
Warren, MI Consolidated School District
  General Obligation Bonds
    4.15%, 5/1/14                                             1,000        1,037
    4.25%, 5/1/15                                             1,440        1,492
Washington State Health Care Facilities Authority
 Revenue Bonds (AMBAC)
    4.70%, 10/1/11                                            1,075        1,138
    5.125%, 11/15/11                                          1,000        1,088
Washington State Recreational Facilities (FGIC)
    Zero Coupon, 1/1/17                                       6,900        3,757
Washoe County, NV General Obligation Bonds (FSA)
    Zero Coupon, 7/1/18                                       4,235        2,107
Wayne State University, MI Revenue Bonds
    Zero Coupon, 11/15/32                                     3,000        3,000
West Ottawa, MI Public School District
  General Obligation Bonds
    5.00%, 5/1/21                                             1,680        1,753
West Virginia University Revenue Bonds (AMBAC)
    Zero Coupon, 4/1/22                                       1,000          391
    Zero Coupon, 4/1/24                                       1,000          341
Winnebago County, IL School District
  General Obligation Bonds (FSA)
    Zero Coupon, 1/1/14                                       3,600        2,325
Wisconsin Housing & Economic Development
  Authority Home Ownership Revenue Bonds
    5.125%, 9/1/26                                              925          946
Wisconsin State Health & Educational Facilities
  Authority (AMBAC)
    5.625%, 2/15/12                                           1,000        1,137
Ypsilanti, MI School District General Obligation
 Bonds (FGIC)
    4.70%, 5/1/12                                             1,115        1,186
--------------------------------------------------------------------------------
                                                                         277,433
================================================================================
AGENCY FIXED RATE MORTGAGES (11.2%)
Federal Home Loan Mortgage Corporation,
  October TBA
    6.50%, 10/15/49                                       (i)16,800       17,540
Federal National Mortgage Association,
  October TBA
    6.50%, 10/25/32                                       (i)16,800       17,509
--------------------------------------------------------------------------------
                                                                          35,049
================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS --
  AGENCY COLLATERAL SERIES (1.3%)
Federal Home Loan Mortgage Corporation
    Inv Fl IO
    7.99%, 4/15/25                                              163            4
    IO
    6.50%, 3/15/33                                            2,644          377

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
  AGENCY COLLATERAL SERIES (CONT'D)
Federal National Mortgage Association
    Inv Fl IO
    6.98%, 12/25/29                                    $        835   $       46
    7.695%, 3/25/23                                           1,630          221
    IO
    6.00%, 7/25/33                                            2,717          487
    6.00%, 8/25/33                                            4,552          797
    6.50%, 7/1/31                                             1,910          235
    6.50%, 5/25/33                                            5,157          670
    7.00%, 3/1/32                                               741          108
    7.00%, 4/25/33                                            2,892          401
    8.00%, 5/1/30                                               605          100
    8.00%, 6/1/30                                               499           82
Government National Mortgage Association
    Inv Fl IO
    6.83%, 12/16/25                                           1,448          146
    6.88%, 5/16/32                                            1,633          151
    7.27%, 4/16/19                                            1,788          221
    7.27%, 12/16/29                                             775           95
--------------------------------------------------------------------------------
                                                                           4,141
================================================================================
FINANCE (0.1%)
iStar Financial, Inc.
    7.00%, 3/15/08                                              155          161
    8.75%, 8/15/08                                               90          101
--------------------------------------------------------------------------------
                                                                             262
================================================================================
INDUSTRIALS (2.7%)
Abitibi-Consolidated, Inc
    8.55%, 8/1/10                                               450          491
    8.85%, 8/1/30                                               405          423
Allied Waste North America
    8.50%, 12/1/08                                              195          211
Arrow Electronics, Inc.
    6.875%, 7/1/13                                              275          278
    6.875%, 6/1/18                                              125          123
ArvinMeritor, Inc.
    6.625%, 6/15/07                                             210          207
    8.75%, 3/1/12                                               240          251
AT&T Corp.
    8.50%, 11/15/31                                             700          829
Bowater Canada Finance Corp.
    7.95%, 11/15/11                                             855          881
Echostar DBS Corp.
    9.375%, 2/1/09                                              410          437
Ford Motor Co.
    6.625%, 10/1/28                                             834          703
Hilton Hotels Corp.
    7.625%, 12/1/12                                             390          426
Hyatt Equities LLC
    6.875%, 6/15/07                                          (e)360          381
Owens-Brockway Glass Containers
    7.75%, 5/15/11                                              330          342
    8.75%, 11/15/12                                              85           91
Smithfield Foods, Inc.
    7.75%, 5/15/13                                     $         90   $       96
    8.00%, 10/15/09                                          (e)380          414
Starwood Hotels & Resorts Worldwide, Inc.
    7.375%, 5/1/07                                              100          107
    7.875%, 5/1/12                                              245          268
Station Casinos, Inc., Senior Notes
    8.375%, 2/15/08                                             135          146
Tenet Healthcare Corp.
    7.375%, 2/1/13                                              835          841
Toys R Us, Inc.
    7.375%, 10/15/18                                            315          323
Xerox Corp.
    7.125%, 6/15/10                                             315          313
--------------------------------------------------------------------------------
                                                                           8,582
================================================================================
UTILITIES (0.3%)
GulfTerra Energy Partners LP
    8.50%, 6/1/10                                               325          350
PSEG Energy Holdings, Inc.
    7.75%, 4/16/07                                              645          642
--------------------------------------------------------------------------------
                                                                             992
================================================================================
    TOTAL FIXED INCOME SECURITIES (COST $310,375)                        326,459
================================================================================

                                                             SHARES
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.1%)
MONEY MARKET FUNDS (4.3%)
Dreyfus Basic Municipal Money Market
  Fund                                                   13,400,571       13,400
================================================================================

                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
J.P. Morgan Securities, Inc.,
    0.80%, dated 9/30/03, due 10/1/03                  $     (f)707          707
================================================================================
U.S. TREASURY SECURITIES (0.6%)
U.S. Treasury Bills
    0.94%, 01/15/04                                          (j)800          798
    1.00%, 03/25/04                                        (j)1,000          995
--------------------------------------------------------------------------------
                                                                           1,793
================================================================================
    TOTAL SHORT-TERM INVESTMENTS (COST $15,900)                           15,900
================================================================================
TOTAL INVESTMENTS (109.0%)
  (COST $326,275)                                                        342,359
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MUNICIPAL PORTFOLIO

                                                             AMOUNT       AMOUNT
                                                              (000)        (000)
--------------------------------------------------------------------------------
OTHER ASSETS (2.8%)
  Cash                                                 $         25
  Net Unrealized Appreciation on Swap
    Agreements                                                3,435
  Interest Receivable                                         3,054
  Receivable for Portfolio Shares Sold                        1,799
  Receivable for Investments Sold                               331
  Other                                                          14   $    8,658
================================================================================
LIABILITIES (-11.8%)
  Payable for Forward Commitments                           (34,850)
  Payable for Portfolio Shares Redeemed                        (854)
  Due to Broker                                                (619)
  Payable for Investments Purchased                            (334)
  Payable for Investment Advisory Fees                         (270)
  Interest Payable for Swap Agreements                          (33)
  Payable for Administrative Fees                               (25)
  Payable for Trustees' Fees and Expenses                        (8)
  Payable for Custodian Fees                                     (2)
  Other Liabilities                                             (23)     (37,018)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  313,999
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  299,154
Undistributed (Distributions in Excess of) Net                             1,286
  Investment Income
Accumulated Net Realized Gain (Loss)                                      (4,064)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                   16,084
  Futures Contracts                                                       (1,896)
  Swap Agreements                                                          3,435
--------------------------------------------------------------------------------
NET ASSETS                                                            $  313,999
================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 25,060,590 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                     $    12.53
================================================================================

(e)    144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(i)    Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO     Interest Only
TBA    To be announced
AMBAC  Ambac Assurance Corporation
FGIC   Financial Guaranty Insurance Company
FHA    Federal Housing Administration
FSA    Financial Security Assurance Inc.
MBIA   MBIA Insurance Corporation
PSFG   Permanent School Fund Guaranteed
SAVRS  Semi-Annual Variable Rate Security

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                    NET
                                                                UNREALIZED
                      NUMBER                                   APPRECIATION
                        OF           VALUE      EXPIRATION    (DEPRECIATION)
                     CONTRACTS       (000)         DATE            (000)
----------------------------------------------------------------------------
LONG:
  U.S. Treasury
    10 yr. Note         180        $ 20,633        Dec-03       $    739

SHORT:

  U.S. Treasury
    2 yr. Note            3             647        Dec-03             (3)

  U.S. Treasury
    5 yr. Note          160          18,155        Dec-03           (448)

  U.S. Treasury
    Long Bond           413          46,321        Dec-03         (2,184)
                                                                --------
                                                                $ (1,896)
                                                                ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

BALANCED PORTFOLIO

The Balanced Portfolio seeks to realize above-average total return over a market cycle of three to five years. The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. The Portfolio's equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio's fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as "junk bonds"). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Adviser may use futures, swaps and other derivatives in managing the Portfolio. Foreign investments are subject to certain risks such as currency fluctuations, economic instability, and political developments. High yield fixed income securities, otherwise known as "junk bonds", represent a much greater risk of default and tend to be more volatile than higher rated bonds. Freddie Mac, Fannie Mae, and Federal Home Loan Banks, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class Shares had a total return of 19.48% compared to 16.75% for the blended Index, a blend of 60% S&P 500 Index and 40% Citi Broad Investment Grade Index.

FACTORS AFFECTING PERFORMANCE

The fiscal year was a tale of two halves. The first half was marred by volatile equity markets, which struggled to stay above recent lows. As geopolitical and economic uncertainties faded in the second half, equities staged an impressive rally from March-lows. In the initial stages of the rally, bonds and equity markets moved in tandem, until finally de-coupling in the last fiscal quarter. Despite the twists and turns, the fiscal year ended on a bullish note, as stocks outperformed bonds, cyclical sectors dominated within equities, and corporate and high-yield bonds outperformed Treasuries within fixed income.

The Portfolio's asset allocation was the largest contributor to performance. We entered the fiscal year with a significant overweight to equities and underweight to bonds relative to the blended Index, based on attractive valuations and oversold sentiment. Overall, our constructive stance on equities was favorable for the year, as equities outperformed.

The Portfolio's opportunistic investments, particularly to Asia and Emerging Markets contributed strongly to results, as these regions outperformed the U.S. in the second half. These opportunistic regions benefited from excess liquidity and improved global growth.

Within fixed income, exposure to corporates and high-yield added significantly to returns. Corporate bonds outperformed Treasuries, as spreads narrowed reflecting improved balance sheets and free cash flow. High yield bonds delivered stellar returns, highlighting investors' increased risk appetite and stronger economic growth.

Sector selection was the largest detractor from results. We approached the fiscal year with a pro-cyclical orientation, particularly an overweight in technology that benefited the portfolio given technology's outperformance. However, during the second half we rotated from cyclicals to defensive sectors. Our sector allocation decision was not rewarded, as cyclicals remained the market leaders.

MANAGEMENT STRATEGIES

We reduced the Portfolio's overall equity exposure, resulting in a slight equity underweight relative to the blended Index. Given the significant rise in equities, we found valuations to be less attractive and market sentiment extended. By contrast, the rise in bond yields has brought bonds closer to fair value, and sentiment signals less overbought conditions.

Within equities, we continue to favor the non-U.S., primarily Japan and Emerging Markets based on favorable valuations and growth prospects. We have eliminated our overweight to non-Japan Asia relative to the blended Index, as countries in that region have rallied impressively and valuations are somewhat extended.

In terms of our sector allocation, we maintained an emphasis on defensive sectors that offer more stable earnings, such as consumer staples, health care and utilities. During the second half of the fiscal year, we reduced the Portfolio's exposure to cyclical sectors, particularly technology and consumer discretionary, which appear to be fully priced for strong growth.

Within fixed income, we lessened the cyclical exposure by reducing the allocation to corporate credit and high yield. In our view, the bulk of the corporate rally is behind us given spread compression during the fiscal year.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

                              FISCAL YEAR ENDED SEPTEMBER 30
         BALANCED PORTFOLIO                              CITIGROUP BROAD
      - INSTITUTIONAL CLASS     S&P 500 INDEX     INVESTMENT GRADE INDEX    60/40 BLENDED INDEX
93                  5000000          5000000                   5000000               5000000
94                  5009440          5184320                   4840200               5045400
95                  6079920          6726390                   5520500               6221860
96                  6898940          8094000                   5793090               7093740
97                  8791790         11366600                   6355570               9047800
98                  9042450         12395200                   7084410               9994770
99                 10578500         15840800                   7065230              11635400
 0                 12139400         17943200                   7553630              12914200
 1                 10498800         13167300                   8538540              11379800
 2                  8965590         10472100                   9255080              10365100
 3                 10712000         13027000                   9763000              12101000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE S&P 500 INDEX, CITIGROUP BROAD INVESTMENT GRADE INDEX AND 60/40 BLENDED INDEX(1)

                                                            TOTAL RETURNS(2)
                                                 --------------------------------------
                                                                 AVERAGE ANNUAL
                                                          -----------------------------
                                                    ONE       FIVE       TEN      SINCE
                                                   YEAR      YEARS     YEARS  INCEPTION
---------------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)               19.48%      3.45%     7.92%      8.15%
S&P 500 Index -- Institutional Class              24.40       1.00     10.05         --
Citigroup Broad Investment Grade Index --
    Institutional Class                            5.49       6.62      6.92         --
60/40 Blended Index -- Institutional Class        16.75       3.90      9.24       9.40
Portfolio -- Investment Class(4)                  19.28       3.22        --       5.58
S&P 500 Index -- Investment Class                 24.40       1.00        --       6.00
Citigroup Broad Investment Grade Index --
    Investment Class                               5.49       6.62        --       7.92
60/40 Blended Index -- Investment Class           16.75       3.90        --       7.42
Portfolio -- Adviser Class(5)                     19.12       3.19        --       5.88
S&P 500 Index -- Adviser Class                    24.40       1.00        --       6.74
Citigroup Broad Investment Grade Index --
    Adviser Class                                  5.49       6.62        --       7.51
60/40 Blended Index -- Adviser Class              16.75       3.90        --       7.66

(1) The S&P 500 Index, the Citigroup Broad Investment Grade Index and the 60/40 Blended Index are all unmanaged market indices. The 60/40 Blended Index is comprised of 60% S&P 500 Index and 40% Citigroup Broad Investment Grade Index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on December 31, 1992.
(4)  Commenced offering on April 3, 1997.
(5)  Commenced offering on November 1, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS

BALANCED PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (35.2%)
AGENCY ADJUSTABLE RATE MORTGAGES (0.7%)
Government National Mortgage Association,
 Adjustable Rate Mortgages:
  4.375%, 2/20/25-1/20/28                                 $          1,598      $       1,636
  5.625%, 11/20/25-12/20/27                                            542                564
---------------------------------------------------------------------------------------------
                                                                                        2,200
=============================================================================================
AGENCY FIXED RATE MORTGAGES (21.2%)
Federal Home Loan Mortgage Corporation,
 Conventional Pools:
  10.00%, 9/1/17                                                        98                109
  10.50%, 8/1/19-12/1/19                                               260                294
  11.00%, 5/1/20-9/1/20                                                124                140
  12.00%, 3/1/15                                                        90                104
 Gold Pools:
  6.50%, 8/1/28-8/1/32                                               7,275              7,596
  7.50%, 8/1/20-11/1/32                                              2,285              2,444
  8.00%, 2/1/21-8/1/31                                               1,962              2,111
  9.50%, 12/1/22                                                       114                127
  10.00%, 12/1/19                                                      162                182
 October TBA
  5.00%, 10/15/18                                                   (i)900                921
  6.00%, 10/15/31                                                 (i)1,000              1,033
  6.50%, 10/15/49                                                 (i)9,650             10,075
  7.50%, 10/15/31                                                   (i)350                374
 November TBA
  6.00%, 11/15/31                                                 (i)1,650              1,700
Federal National Mortgage Association,
 Conventional Pools:
  7.00%, 3/1/18-7/1/32                                               6,129              6,488
  7.50%, 10/1/29-6/1/32                                              4,353              4,645
  8.00%, 2/1/30-4/4/32                                               3,561              3,128
  8.50%, 5/1/30-12/1/30                                              1,756              1,893
  9.50%, 11/1/20-4/1/30                                                974              1,086
  10.00%, 1/1/10-1/1/20                                                128                143
  10.50%, 12/1/16-4/1/22                                               670                752
  11.50%, 11/1/19                                                        9                 10
  12.50%, 9/1/15                                                        38                 44
 October TBA
  4.50%, 10/25/18                                                 (i)1,700              1,714
  5.00%, 10/25/18-10/25/33                                        (i)6,575              6,615
  5.50%, 10/25/18-10/25/33                                        (i)4,500              4,622
  6.00%, 10/25/33                                                 (i)4,100              4,231
  7.00%, 10/25/33                                                 (i)2,800              2,959
 November TBA
  5.50%, 11/25/33                                                 (i)2,950              2,999
Government National Mortgage Association,
 Various Pools:
  9.50%, 10/15/18-11/15/21                                             272                302
  10.00%, 11/15/09-12/15/21                                            884                998
  10.50%, 2/15/20-12/15/20                                             205                233
  11.00%, 1/15/19                                                      163                186
---------------------------------------------------------------------------------------------
                                                                                       70,258
=============================================================================================
ASSET BACKED CORPORATES (1.4%)
Chase Manhattan Auto Owner Trust
  2.70%, 1/18/05                                          $            149      $         149
Citibank Credit Card Issuance Trust
  6.90%, 10/15/07                                                      900                989
DaimlerChrysler Auto Trust
  2.90%, 12/6/04                                                       148                148
  6.11%, 11/8/04                                                        89                 90
Federal Home Loan Mortgage Corporation
  4.75%, 2/25/42                                                         1                  1
Ford Credit Auto Owner Trust
  1.62%, 8/15/05                                                       338                338
Harley-Davidson Motorcycle Trust
  1.56%, 5/15/07                                                       338                338
  3.02%, 9/15/06                                                        64                 65
Honda Auto Receivables Owner Trust
  1.46%, 9/19/05                                                       800                800
Lehman ABS Manufactured Housing Contract
  3.01%, 3/15/10                                                       149                149
MBNA Master Credit Card Trust
  7.80%, 10/15/12                                                      900              1,091
Nissan Auto Receivables Owner Trust
  3.07%, 8/16/04                                                         1                  1
Whole Auto Loan Trust
  1.88%, 6/15/05                                                       383                384
---------------------------------------------------------------------------------------------
                                                                                        4,543
=============================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY
 COLLATERAL SERIES (0.5%)
Federal Home Loan Mortgage Corporation
  Inv Fl IO
  7.44%, 10/15/29                                                      549                 41
  41.625%, 11/15/07                                                     41                 18
  Inv Fl IO PAC
  7.304%, 2/15/08                                                      453                 32
  Inv Fl IO REMIC
  6.875%, 10/15/08                                                     729                 56
  Inv Fl IO REMIC PAC
  8.475%, 3/15/08                                                      293                 24
  IO
  6.50%, 3/15/33                                                       737                105
  7.50%, 12/1/29                                                       542                 78
  8.00%, 1/1/28-7/1/31                                                 149                 25
Federal National Mortgage Association
  5.50%, 6/25/26                                                     1,326                122
  Inv Fl IO
  6.304%, 10/25/07                                                     720                 42
  6.44%, 2/17/31                                                     1,262                132
  7.49%, 3/18/30                                                       392                 28
  IO
  6.00%, 7/25/33-8/25/33                                             1,627                288
  6.50%, 7/1/31-5/25/33                                                958                121
  7.00%, 4/25/33                                                       572                 79
  8.00%, 4/1/24-5/1/30                                                 734                120
  9.00%, 11/1/26                                                       158                 25

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- AGENCY
 COLLATERAL SERIES (CONT'D)
  IO PAC
  8.00%, 8/18/27                                          $            360      $          56
Government National Mortgage Association
  Inv Fl IO
  6.875%, 4/16/29                                                    1,238                118
  7.48%, 8/16/29                                                       777                 79
---------------------------------------------------------------------------------------------
                                                                                        1,589
=============================================================================================
FINANCE (2.3%)
AIG SunAmerica Global Financing VI
  6.30%, 5/10/11                                                     (e)45                 51
American General Corp.
  7.50%, 7/15/25                                                       300                359
Citigroup, Inc.
  5.625%, 8/27/12                                                      165                177
  6.00%, 2/21/12                                                       125                138
Countrywide Home Loans, Inc.
  3.25%, 5/21/08                                                       180                177
EOP Operating LP
  6.763%, 6/15/07                                                       40                 45
  7.50%, 4/19/29                                                       145                163
Farmers Insurance Exchange
  8.625%, 5/1/24                                                    (e)290                296
Ford Motor Credit Corp.
  7.25%, 10/25/11                                                   (c)160                167
  7.375%, 10/28/09                                                      90                 96
General Electric Capital Corp.
  6.75%, 3/15/32                                                       160                181
General Motors Acceptance Corp.
  6.875%, 9/15/11                                                      140                145
  8.00%, 11/1/31                                                       320                329
Goldman Sachs Group, Inc.
  6.125%, 2/15/33                                                       40                 41
  6.875%, 1/15/11                                                      250                287
Hartford Financial Services Group, Inc.
  2.375%, 6/1/06                                                        25                 25
Hartford Life, Inc.
  7.375%, 3/1/31                                                       255                299
Household Finance Corp.
  5.875%, 2/1/09                                                       340                373
iStar Financial, Inc.
  7.00%, 3/15/08                                                        50                 52
  8.75%, 8/15/08                                                        20                 22
J.P. Morgan Chase & Co.
  7.00%, 11/15/09                                                      295                337
John Hancock Financial Services, Inc.
  7.375%, 2/15/24                                                   (e)265                296
MBNA Corp.
  6.125%, 3/1/13                                                       195                208
Metropolitan Life Insurance Co.
  7.45%, 11/1/23                                                    (e)350                364
Nationwide Mutual Insurance Co.
  7.50%, 2/15/24                                                    (e)420                439
Newcourt Credit Group, Inc.
  6.875%, 2/16/05                                         $            105      $         112
Prime Property Funding II
  7.00%, 8/15/04                                                    (e)255                266
Prudential Holdings LLC
  7.245%, 12/18/23                                                  (e)550                613
  8.695%, 12/18/23                                                  (e)260                319
Simon Property Group LP
  6.375%, 11/15/07                                                     115                128
Vornado Realty Trust
  5.625%, 6/15/07                                                       95                101
Washington Mutual, Inc.
  8.25%, 4/1/10                                                        100                122
World Financial Properties
  6.91%, 9/1/13                                                     (e)673                752
---------------------------------------------------------------------------------------------
                                                                                        7,480
=============================================================================================
INDUSTRIALS (3.6%)
Abitibi-Consolidated, Inc.
  8.55%, 8/1/10                                                        100                109
  8.85%, 8/1/30                                                        150                157
Aetna, Inc.
  7.875%, 3/1/11                                                       215                257
Albertson's, Inc.
  7.50%, 2/15/11                                                       145                169
Allied Waste North America
  8.50%, 12/1/08                                                        55                 59
Altria Group, Inc.
  7.75%, 1/15/27                                                       100                104
Amerada Hess Corp.
  7.875%, 10/1/29                                                      170                194
Anthem Insurance Cos., Inc.
  9.00%, 4/1/27                                                     (e)190                247
Arrow Electronics, Inc.
  6.875%, 7/1/13-6/1/18                                                115                116
ArvinMeritor, Inc.
  6.625%, 6/15/07                                                       95                 94
  8.75%, 3/1/12                                                         30                 31
AT&T Corp.
  8.50%, 11/15/31                                                      195                231
AT&T Wireless Services, Inc.
  8.75%, 3/1/31                                                        130                161
BAT International Finance plc
  4.875%, 2/25/09                                                      115                136
Boeing Capital Corp.
  5.80%, 1/15/13                                                       125                131
  6.10%, 3/1/11                                                         70                 75
Bowater Canada Finance Corp.
  7.95%, 11/15/11                                                      230                237
Cendant Corp.
  7.375%, 1/15/13                                                   (c)110                127
Cigna Corp.
  6.375%, 10/15/11                                                      35                 38
Clear Channel Communications, Inc.
  7.65%, 9/15/10                                                        75                 89

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Comcast Corp.
  6.50%, 1/15/15                                          $            125      $         138
Conoco, Inc.
  6.95%, 4/15/29                                                       155                179
Constellation Energy Group, Inc.
  7.60%, 4/1/32                                                         85                100
Continental Airlines, Inc.
  6.648%, 3/15/19                                                      316                302
D.R. Horton, Inc.
  6.875%, 5/1/13                                                        85                 85
DaimlerChrysler N.A. Holding Corp.
  8.50%, 1/18/31                                                       155                181
Deutsche Telekom International Finance BV
  8.75%, 6/15/30                                                       140                178
Devon Financing Corp. ULC
  6.875%, 9/30/11                                                       25                 29
Echostar DBS Corp.
  6.375%, 10/1/11                                                   (e)115                115
  9.375%, 2/1/09                                                       115                123
Electronic Data Systems Corp.
  6.00%, 8/1/13                                                      (e)75                 72
  7.125%, 10/15/09                                                      50                 52
Federated Department Stores, Inc.
  6.625%, 9/1/08                                                       100                114
FMC Corp.
  10.25%, 11/1/09                                                       25                 28
Ford Motor Co.
  6.625%, 10/1/28                                                      605                510
France Telecom S.A.
  7.00%, 12/23/09                                                       65                 87
Gap, Inc. (The)
  10.55%, 12/15/08                                                      70                 84
General Motors Acceptance Corp.
  4.50%, 7/15/06                                                     (c)70                 71
Glencore Nickel Property Ltd.
  9.00%, 12/1/14                                                 (b)(d)320                @--
Goodrich Corp.
  7.625%, 12/15/12                                                   (c)65                 75
GTE Corp.
  6.94%, 4/15/28                                                       245                263
Harrah's Operating Co., Inc.
  8.00%, 2/1/11                                                        175                207
HCA, Inc.
  7.19%, 11/15/15                                                       30                 32
  7.58%, 9/15/25                                                       115                118
  9.00%, 12/15/14                                                      150                180
Health Net, Inc.
  8.375%, 4/15/11                                                      185                223
Hilton Hotels Corp.
  7.625%, 12/1/12                                                      165                180
Honeywell International, Inc.
  6.125%, 11/1/11                                                      105                117
Hutchison Whampoa International Ltd.
  6.50%, 2/13/13                                          $          (e)85      $          88
Hyatt Equities LLC
  6.875%, 6/15/07                                                   (e)125                132
Inco Ltd.
  7.20%, 9/15/32                                                        60                 66
  7.75%, 5/15/12                                                       120                142
International Paper Co.
  5.30%, 4/1/15                                                         60                 60
  5.85%, 10/30/12                                                       95                101
Iron Mountain, Inc.
  6.625%, 1/1/16                                                        30                 28
  7.75%, 1/15/15                                                        90                 93
Kennametal, Inc.
  7.20%, 6/15/12                                                       130                141
Kerr McGee Corp.
  5.875%, 9/15/06                                                       35                 38
  6.875%, 9/15/11                                                    (c)40                 45
Key Energy Services, Inc.
  6.375%, 5/1/13                                                        55                 55
Kraft Foods, Inc.
  5.625%, 11/1/11                                                       25                 26
  6.25%, 6/1/12                                                         85                 93
Kroger Co.
  7.50%, 4/1/31                                                        115                136
Lenfest Communications, Inc.
  7.625%, 2/15/08                                                      180                206
Liberty Media Corp.
  5.70%, 5/15/13                                                     (c)85                 85
Lockheed Martin Corp.
  7.75%, 5/1/26                                                         75                 92
Marathon Oil Corp.
  6.80%, 3/15/32                                                        95                103
MeadWestvaco Corp.
  6.85%, 4/1/12                                                         80                 90
Medco Health Solutions, Inc.
  7.25%, 8/15/13                                                        30                 32
MGM Mirage, Inc.
  8.50%, 9/15/10                                                       145                163
Miller Brewing Co.
  4.25%, 8/15/08                                                    (e)105                108
Mohawk Industries, Inc.
  7.20%, 4/15/12                                                        80                 91
News America Holdings, Inc.
  7.75%, 2/1/24                                                        195                228
Olivetti Finance N.V.
  5.875%, 1/24/08                                                       65                 81
Omnicare, Inc.
  6.125%, 6/1/13                                                        35                 34
Owens-Brockway
  7.75%, 5/15/11                                                        60                 62
  8.75%, 11/15/12                                                       60                 64

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
INDUSTRIALS (CONT'D)
Packaging Corp. of America
  5.75%, 8/1/13                                           $          (e)60      $          61
Pemex Project Funding Master Trust
  9.125%, 10/13/10                                                      95                114
Petro Canada
  4.00%, 7/15/13                                                        25                 24
  5.35%, 7/15/33                                                        65                 59
Pulte Homes, Inc.
  6.375%, 5/15/33                                                       50                 48
  7.875%, 8/1/11                                                        80                 95
Raytheon Co.
  8.30%, 3/1/10                                                         80                 98
Sappi Papier Holding AG
  6.75%, 6/15/12                                                     (e)90                100
Sealed Air Corp.
  5.625%, 7/15/13                                                    (e)90                 91
Smithfield Foods, Inc.
  7.75%, 5/15/13                                                     (e)25                 27
  8.00%, 10/15/09                                                   (c)110                120
Sprint Capital Corp.
  8.375%, 3/15/12                                                       75                 88
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/1/12                                                       170                186
Station Casinos, Inc., Senior Notes
  8.375%, 2/15/08                                                       55                 59
Systems 2001 Asset Trust LLC
  6.664%, 9/15/13                                                   (e)250                281
Tenet Healthcare Corp.
  6.875%, 2/15/13                                                      215                195
  7.375%, 2/1/13                                                        50                 50
Time Warner Cos., Inc.
  7.57%, 2/1/24                                                         95                107
Time Warner, Inc.
  6.625%, 5/15/29                                                      145                147
Toys R Us, Inc.
  7.375%, 10/15/18                                                      90                 92
Tyco International Group S.A.
  5.80%, 8/1/06                                                         45                 47
  6.375%, 10/15/11                                                      85                 88
Verizon Global Funding Corp.
  7.75%, 12/1/30                                                        70                 84
Waste Management, Inc.
  7.375%, 5/15/29                                                      190                217
Weyerhaeuser Co.
  6.75%, 3/15/12                                                       150                167
Xerox Corp.
  7.125%, 6/15/10                                                       90                 89
---------------------------------------------------------------------------------------------
                                                                                       12,022
=============================================================================================
MORTGAGE -- OTHER (0.0%)
American Housing Trust
  9.125%, 4/25/21                                                       37                 39
Federal National Mortgage Association PAC
  8.50%, 9/25/20                                                        48                 53
First Federal Savings & Loan Association
  8.75%, 6/1/06                                           $              1      $           1
Ryland Acceptance Corp. IV
  6.65%, 7/1/11                                                         21                 21
---------------------------------------------------------------------------------------------
                                                                                          114
=============================================================================================
OTHER (0.9%)
TRAINS
  8.666%, 5/15/13                                           (c)(e)(h)2,787              2,986
---------------------------------------------------------------------------------------------
SOVEREIGN (0.2%)
Republic of Colombia
  10.75%, 1/15/13                                                       75                 84
United Mexican States
  8.30%, 8/15/31                                                       195                221
  8.375%, 1/14/11                                                   (c)335                399
---------------------------------------------------------------------------------------------
                                                                                          704
=============================================================================================
U.S. TREASURY SECURITIES (3.8%)
U.S. Treasury Bond
  6.125%, 8/15/29                                                    2,500              2,910
U.S. Treasury Strips
  IO
  5.085%, 2/15/20                                                    3,725              1,602
  5.146%, 5/15/20                                                 (c)1,975                833
  5.166%, 8/15/20                                                      550                229
  5.179%, 2/15/21                                                 (c)2,175                878
  5.185%, 5/15/21                                                 (c)7,750              3,072
  5.219%, 11/15/21                                                   2,300                887
  5.272%, 11/15/22                                                  (c)575                208
  5.284%, 8/15/22                                                      550                201
  PO
  5.163%, 5/15/21                                                    2,875              1,148
  5.207%, 11/15/21                                                (c)1,300                502
---------------------------------------------------------------------------------------------
                                                                                       12,470
=============================================================================================
UTILITIES (0.6%)
Appalachian Power Co.
  5.95%, 5/15/33                                                        60                 57
Cincinnati Gas & Electric Co.
  5.375%, 6/15/33                                                       25                 23
  5.40%, 6/15/33                                                        30                 28
  5.70%, 9/15/12                                                        75                 80
Columbus Southern Power Co.
  6.60%, 3/1/33                                                      (e)65                 70
Consolidated Natural Gas Co.
  6.25%, 11/1/11                                                       125                139
Consumer's Energy Co.
  4.00%, 5/15/10                                                     (e)50                 48
  4.80%, 2/17/09                                                     (e)80                 82
  5.375%, 4/15/13                                                    (e)25                 25
Detroit Edison Co.
  6.35%, 10/15/32                                                       75                 80
Exelon Corp.
  6.75%, 5/1/11                                                         70                 79
FirstEnergy Corp.
  6.45%, 11/15/11                                                      110                115
  7.375%, 11/15/31                                                      55                 56

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                      FACE
                                                                    AMOUNT              VALUE
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
UTILITIES (CONT'D)
GulfTerra Energy Partners LP
  6.25%, 6/1/10                                           $          (e)70      $          70
  8.50%, 6/1/10                                                         95                102
Mobile Energy Services LLC
  8.665%, 1/1/17                                                       438                 31
Monongahela Power Co.
  5.00%, 10/1/06                                                        60                 60
Nisource Finance Corp.
  7.625%, 11/15/05                                                      70                 77
Ohio Edison Co.
  5.45%, 5/1/15                                                      (e)85                 83
Ohio Power Co.
  6.60%, 2/15/33                                                     (e)30                 32
PSEG Energy Holdings, Inc.
  8.625%, 2/15/08                                                      110                112
  9.125%, 2/10/04                                                   (c)155                156
Ras Laffan Liquefied Natural Gas Co., Ltd.
  8.294%, 3/15/14                                                   (e)145                170
Texas Eastern Transmission LP
  7.00%, 7/15/32                                                        70                 78
TXU Energy Co.
  7.00%, 3/15/13                                                     (e)65                 71
Wisconsin Electric Power Co.
  5.625%, 5/15/33                                                       25                 25
Wisconsin Energy Corp.
  6.20%, 4/1/33                                                         35                 36
---------------------------------------------------------------------------------------------
                                                                                        1,985
=============================================================================================
  TOTAL FIXED INCOME SECURITIES
    (COST $115,426)                                                                   116,351
=============================================================================================

                                                                    SHARES
---------------------------------------------------------------------------------------------
COMMON STOCKS (55.0%)
AEROSPACE (0.2%)
Boeing Co. (The)                                                    10,230                351
General Dynamics Corp.                                               1,270                 99
Lockheed Martin Corp.                                                  920                 43
Northrop Grumman Corp.                                               2,960                255
Raytheon Co.                                                         1,910                 54
---------------------------------------------------------------------------------------------
                                                                                          802
=============================================================================================
AIR TRANSPORT (0.1%)
Southwest Airlines Co.                                              10,310                183
---------------------------------------------------------------------------------------------
APPAREL (0.2%)
Abercrombie & Fitch Co., Class A                                  (a)7,400                205
Liz Claiborne, Inc.                                                 12,100                412
VF Corp.                                                             3,600                140
---------------------------------------------------------------------------------------------
                                                                                          757
=============================================================================================
AUTOMOTIVE RELATED (0.0%)
Delphi Corp.                                                        11,400                103
---------------------------------------------------------------------------------------------
BANKS (3.0%)
AmSouth Bancorp.                                                     5,530                117
Bank of America Corp.                                               21,672              1,691
Bank of New York Co., Inc. (The)                                    17,540                511
Bank One Corp.                                                       7,070                273
BB&T Financial Corp.                                                 1,700      $          61
Charter One Financial, Inc.                                          2,173                 67
Comerica, Inc.                                                      14,440                673
Fifth Third Bancorp.                                                 3,910                216
FleetBoston Financial Corp.                                          6,890                208
J.P. Morgan Chase & Co.                                             22,150                760
KeyCorp.                                                               940                 24
Marshall & Ilsley Corp.                                              3,670                116
National City Corp.                                                  4,420                130
Northern Trust Corp.                                                 1,470                 62
PNC Financial Services Group                                        17,800                847
Regions Financial Corp.                                              4,960                170
SouthTrust Corp.                                                     5,100                150
State Street Corp.                                                   5,480                247
SunTrust Banks, Inc.                                                 1,960                118
Synovus Financial Corp.                                              5,370                134
U.S. Bancorp                                                        30,290                727
Union Planters Corp.                                                 4,420                140
Wachovia Corp.                                                      19,360                797
Washington Mutual, Inc.                                             15,560                613
Wells Fargo & Co.                                                   18,570                956
---------------------------------------------------------------------------------------------
                                                                                        9,808
=============================================================================================
BASIC CHEMICALS (1.3%)
Air Products & Chemicals, Inc.                                      15,570                702
Dow Chemical Co. (The)                                              29,040                945
E.I. DuPont de Nemours & Co.                                        33,540              1,342
Eastman Chemical Co.                                                 2,039                 68
Engelhard Corp.                                                     18,840                521
Monsanto Co.                                                         6,327                152
PPG Industries, Inc.                                                 6,992                365
Praxair, Inc.                                                        4,031                250
---------------------------------------------------------------------------------------------
                                                                                        4,345
=============================================================================================
BEVERAGES (1.1%)
Anheuser-Busch Cos., Inc.                                           16,538                816
Coca-Cola Co. (The)                                                 59,305              2,548
Coca-Cola Enterprises, Inc.                                          8,853                168
Pepsi Bottling Group, Inc.                                           5,390                111
---------------------------------------------------------------------------------------------
                                                                                        3,643
=============================================================================================
BUILDING & HOUSING (0.1%)
Danaher Corp.                                                          820                 61
Masco Corp.                                                         14,910                365
---------------------------------------------------------------------------------------------
                                                                                          426
=============================================================================================
BUSINESS SERVICES (0.2%)
Cintas Corp.                                                           820                 30
Concord EFS, Inc.                                                 (a)3,113                 43
Fiserv, Inc.                                                      (a)1,142                 42
Jabil Circuit, Inc.                                               (a)8,452                220
Moody's Corp.                                                        3,170                174
Paychex, Inc.                                                        2,362                 80
Unisys Corp.                                                      (a)2,093                 28
Waste Management, Inc.                                               4,390                115
---------------------------------------------------------------------------------------------
                                                                                          732
=============================================================================================
COMPUTERS & OFFICE EQUIPMENT (2.0%)
Apple Computer, Inc.                                              (a)2,370                 49

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                                        VALUE
                                                                    SHARES              (000)
---------------------------------------------------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT (CONT'D)
Cisco Systems, Inc.                                              (a)94,524      $       1,847
Dell, Inc.                                                       (a)33,719              1,126
EMC Corp.                                                        (a)24,000                303
Hewlett-Packard Co.                                                 60,924              1,180
International Business Machines Corp.                               16,915              1,494
Juniper Networks, Inc.                                           (a)11,000                164
Lexmark International, Inc., Class A                                (a)965                 61
NCR Corp.                                                           (a)654                 21
Network Appliance, Inc.                                           (a)2,279                 47
Pitney Bowes, Inc.                                                   1,550                 59
Sun Microsystems, Inc.                                           (a)21,884                 72
Xerox Corp.                                                       (a)5,254                 54
---------------------------------------------------------------------------------------------
                                                                                        6,477
=============================================================================================
CONTAINERS (0.1%)
Ball Corp.                                                           1,430                 77
Bemis, Inc.                                                          1,485                 66
Pactiv Corp.                                                      (a)4,047                 82
Temple-Inland, Inc.                                                  1,919                 93
---------------------------------------------------------------------------------------------
                                                                                          318
=============================================================================================
CREDIT & FINANCE (3.8%)
American Express Co.                                                29,250              1,318
Capital One Financial Corp.                                          6,810                389
CIT Group, Inc.                                                     13,100                377
Citigroup, Inc.                                                    142,237              6,473
Countrywide Financial Corp.                                            770                 60
Fannie Mae                                                          17,450              1,225
Freddie Mac                                                         21,590              1,130
Golden West Financial Corp.                                          2,570                230
MBNA Corp.                                                          51,680              1,178
SLM Corp.                                                            7,050                275
---------------------------------------------------------------------------------------------
                                                                                       12,655
=============================================================================================
DEPARTMENT STORES (0.1%)
Dollar Tree Stores, Inc.                                          (a)9,500                318
Federated Department Stores, Inc.                                   (a)220                  9
Kohl's Corp.                                                      (a)2,260                121
JC Penney Co., Inc., (Holding Co.)                                     610                 13
Sears Roebuck & Co.                                                    200                  9
---------------------------------------------------------------------------------------------
                                                                                          470
=============================================================================================
DISCOUNTERS (2.1%)
Costco Wholesale Corp.                                           (a)12,426                386
Target Corp.                                                        17,820                671
TJX Cos., Inc.                                                       7,750                150
Wal-Mart Stores, Inc.                                              104,494              5,836
---------------------------------------------------------------------------------------------
                                                                                        7,043
=============================================================================================
DRUGS (8.1%)
Abbott Labs, Inc.                                                   40,120              1,707
Allergan, Inc.                                                       1,510                119
Amgen, Inc.                                                      (a)45,698              2,951
Biogen, Inc.                                                      (a)5,110                195
Bristol-Myers Squibb Co.                                            59,161              1,518
Celgene Corp.                                                     (a)1,850                 80
Chiron Corp.                                                      (a)6,630                343
Eli Lilly & Co.                                                     30,270              1,798
Forest Laboratories, Inc., Class A                                (a)9,760      $         502
Gilead Sciences, Inc.                                             (a)1,375                 77
Idec Pharmaceuticals Corp.                                        (a)4,500                149
Johnson & Johnson                                                   88,660              4,391
King Pharmaceuticals, Inc.                                        (a)4,930                 75
Medimmune, Inc.                                                   (a)8,070                266
Merck & Co., Inc.                                                   54,350              2,751
Pfizer, Inc.                                                       246,797              7,498
Schering-Plough Corp.                                               36,530                557
Wyeth                                                               38,750              1,786
---------------------------------------------------------------------------------------------
                                                                                       26,763
=============================================================================================
ELECTRIC POWER (2.6%)
Ameren Corp.                                                        22,130                950
American Electric Power Co., Inc.                                    9,130                274
Cinergy Corp.                                                       15,630                574
Consolidated Edison, Inc.                                           16,000                652
Dominion Resources, Inc.                                            12,070                747
Duke Energy Corp.                                                   10,930                195
DTE Energy Co.                                                      14,200                524
Edison International                                              (a)5,160                 99
Entergy Corp.                                                       15,060                815
Exelon Corp.                                                        12,620                801
FirstEnergy Corp.                                                   31,020                989
FPL Group, Inc.                                                      9,550                604
Nisource, Inc.                                                       7,100                142
PG&E Corp.                                                        (a)3,710                 89
Progress Energy, Inc.                                                6,640                295
Public Service Enterprise Group, Inc.                                5,770                242
Southern Co. (The)                                                   4,650                136
TXU Corp.                                                            6,020                142
Xcel Energy, Inc.                                                   25,990                402
---------------------------------------------------------------------------------------------
                                                                                        8,672
=============================================================================================
ELECTRICAL EQUIPMENT (0.5%)
Amphenol Corp., Class A                                           (a)2,100                109
Cooper Industries Ltd., Class A                                      5,300                254
Emerson Electric Co.                                                 4,290                226
Honeywell International, Inc.                                       25,417                670
Thermo Electron Corp.                                             (a)1,062                 23
---------------------------------------------------------------------------------------------
                                                                                        1,282
=============================================================================================
ELECTRONICS (1.6%)
Advanced Micro Devices, Inc.                                      (a)2,272                 25
Agilent Technologies, Inc.                                        (a)3,168                 70
Altera Corp.                                                      (a)2,829                 53
Analog Devices, Inc.                                             (a)10,142                386
Applied Materials, Inc.                                          (a)28,538                518
Broadcom Corp., Class A                                           (a)2,070                 55
Intel Corp.                                                         77,750              2,139
KLA-Tencor Corp.                                                  (a)1,410                 72
Linear Technology Corp.                                              6,658                238
LSI Logic Corp.                                                   (a)2,860                 26
Marvell Technology Group Ltd.                                     (a)5,400                204
Maxim Integrated Products, Inc.                                      2,164                 86
Micron Technology, Inc.                                           (a)4,036                 54
Molex, Inc.                                                            350                 10
Motorola, Inc.                                                      15,512                186

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                                        VALUE
                                                                    SHARES              (000)
---------------------------------------------------------------------------------------------
ELECTRONICS (CONT'D)
National Semiconductor Corp.                                      (a)1,353      $          44
Novellus Systems, Inc.                                            (a)4,378                148
QLogic Corp.                                                      (a)3,207                151
Sanmina-SCI Corp.                                                 (a)4,048                 39
Scientific-Atlanta, Inc.                                             1,289                 40
Solectron Corp.                                                   (a)5,999                 35
Teradyne, Inc.                                                    (a)1,255                 23
Texas Instruments, Inc.                                             20,278                462
Xilinx, Inc.                                                      (a)6,510                186
---------------------------------------------------------------------------------------------
                                                                                        5,250
=============================================================================================
ENTERTAINMENT & LEISURE (0.1%)
Carnival Corp.                                                       2,030                 67
Walt Disney Co.                                                      4,490                 90
---------------------------------------------------------------------------------------------
                                                                                          157
=============================================================================================
FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland Co.                                          14,002                184
Campbell Soup Co.                                                    8,170                217
ConAgra Foods, Inc.                                                 10,711                227
General Mills, Inc.                                                  7,167                337
Heinz (H.J.) Co.                                                     7,559                259
Hershey Foods Corp.                                                  2,764                201
Kellogg Co.                                                          7,793                260
PepsiCo, Inc.                                                       46,175              2,116
Sara Lee Corp.                                                      14,778                271
Sysco Corp.                                                         13,040                427
Unilever N.V.                                                        3,400                201
W.M. Wrigley Jr. Co.                                                 4,687                259
---------------------------------------------------------------------------------------------
                                                                                        4,959
=============================================================================================
FOOD RETAILERS (0.8%)
Albertson's, Inc.                                                    7,553                155
CVS Corp.                                                            7,970                248
Kroger Co.                                                       (a)64,758              1,157
Safeway, Inc.                                                     (a)9,152                210
Walgreen Co.                                                        24,939                764
---------------------------------------------------------------------------------------------
                                                                                        2,534
=============================================================================================
FURNISHING & APPLIANCES (0.4%)
Black & Decker Corp.                                                 8,300                337
Stanley Works (The)                                                 16,500                487
Whirlpool Corp.                                                      9,300                630
---------------------------------------------------------------------------------------------
                                                                                        1,454
=============================================================================================
HEALTH SERVICES (0.5%)
Aetna, Inc.                                                          2,210                135
Anthem, Inc.                                                      (a)3,100                221
Caremark Rx, Inc.                                                 (a)6,100                138
CIGNA Corp.                                                            710                 32
HCA, Inc.                                                            2,300                 85
Health Management Associates, Inc., Class A                          3,600                 78
McKesson Corp.                                                       3,360                112
Tenet Healthcare Corp.                                            (a)4,280                 62
UnitedHealth Group, Inc.                                            11,540                580
WellPoint Health Networks, Inc.                                   (a)1,050                 81
---------------------------------------------------------------------------------------------
                                                                                        1,524
=============================================================================================
HEALTH TECHNOLOGY (0.7%)
Boston Scientific Corp.                                           (a)7,120      $         454
Guidant Corp.                                                        2,650                124
Medtronic, Inc.                                                     15,370                721
St. Jude Medical, Inc.                                            (a)6,410                345
Stryker Corp.                                                        2,560                193
Zimmer Holdings, Inc.                                             (a)6,630                365
---------------------------------------------------------------------------------------------
                                                                                        2,202
=============================================================================================
HOSPITAL SUPPLIES (0.3%)
AmerisourceBergen Corp., Class A                                     2,490                135
Baxter International, Inc.                                           6,200                180
Becton Dickinson & Co.                                               2,370                 86
Biomet, Inc.                                                         2,040                 69
Cardinal Health, Inc.                                                5,660                330
Medco Health Solutions, Inc.                                      (a)4,567                118
Waters Corp.                                                        (a)890                 24
---------------------------------------------------------------------------------------------
                                                                                          942
=============================================================================================
HOUSEHOLD PRODUCTS (1.8%)
Avon Products, Inc.                                                  4,845                313
Clorox Co.                                                           4,467                205
Colgate- Palmolive Co.                                              15,842                885
Fortune Brands, Inc.                                                 6,200                352
Gillette Co. (The)                                                  20,278                649
International Flavors & Fragrances, Inc.                             2,234                 74
Kimberly-Clark Corp.                                                10,218                524
Proctor & Gamble Co.                                                33,258              3,087
---------------------------------------------------------------------------------------------
                                                                                        6,089
=============================================================================================
INSURANCE (2.7%)
ACE Ltd.                                                             9,730                322
Aflac, Inc.                                                         10,460                338
Allstate Corp. (The)                                                19,440                710
AMBAC Financial Group, Inc.                                          1,050                 67
American International Group, Inc.                                  36,780              2,122
Chubb Corp.                                                          1,050                 68
Cincinnati Financial Corp.                                           4,000                160
Erie Indemnity Co., Class A                                          5,500                214
Hartford Financial Services Group, Inc.                             19,900              1,047
Jefferson-Pilot Corp.                                                2,000                 89
John Hancock Financial Services, Inc.                                2,600                 88
Lincoln National Corp.                                               2,450                 87
Loews Corp.                                                          1,920                 78
Marsh & McLennan Cos., Inc.                                         12,690                604
MBIA, Inc.                                                           4,260                234
Metlife, Inc.                                                       13,490                378
MGIC Investment Corp.                                                9,220                480
Principal Financial Group                                            6,870                213
Progressive Corp. (The)                                              4,260                294
Prudential Financial, Inc.                                           9,710                363
St. Paul Cos., Inc.                                                 15,260                565
Travelers Property Casualty Corp., Class A                          16,500                262
Travelers Property Casualty Corp., Class B                           7,845                125
UnumProvident Corp.                                                  2,970                 44
XL Capital Ltd., Class A                                               960                 74
---------------------------------------------------------------------------------------------
                                                                                        9,026
=============================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                                        VALUE
                                                                    SHARES              (000)
---------------------------------------------------------------------------------------------
INVESTMENT COMPANIES (1.6%)
Bear Stearns Co., Inc. (The)                                         3,000      $         224
Charles Schwab Corp. (The)                                          31,100                371
Franklin Resources, Inc.                                            10,730                474
Goldman Sachs Group, Inc. (The)                                     16,170              1,357
Lehman Brothers Holdings, Inc.                                      17,130              1,183
Mellon Financial Corp.                                               2,840                 86
Merrill Lynch & Co., Inc.                                           31,420              1,682
---------------------------------------------------------------------------------------------
                                                                                        5,377
=============================================================================================
IT CONSULTING & SERVICES (0.0%)
SunGard Data Systems, Inc.                                        (a)1,772                 47
---------------------------------------------------------------------------------------------
LEISURE TIME (0.0%)
Sabre Holdings Corp.                                                 1,131                 24
---------------------------------------------------------------------------------------------
LODGING (0.1%)
Cendant Corp.                                                    (a)12,510                234
---------------------------------------------------------------------------------------------
MACHINERY (0.7%)
Caterpillar, Inc.                                                    3,920                270
Deere & Co.                                                          1,010                 54
Eaton Corp.                                                          7,500                665
Illinois Tool Works, Inc.                                            3,920                260
Navistar International Corp.                                     (a)11,800                440
Parker-Hannifin Corp.                                               11,600                518
---------------------------------------------------------------------------------------------
                                                                                        2,207
=============================================================================================
MISCELLANEOUS INDUSTRIALS (2.7%)
3M Corp.                                                            14,980              1,035
General Electric Co.                                               160,335              4,780
Ingersoll-Rand Co., Class A                                         12,620                674
ITT Industries, Inc.                                                 1,100                 66
Textron, Inc.                                                          820                 32
Tyco International Ltd.                                             65,430              1,337
United Technologies Corp.                                           11,330                876
Vulcan Materials Co.                                                 2,494                 99
---------------------------------------------------------------------------------------------
                                                                                        8,899
=============================================================================================
NATURAL GAS PIPELINES (0.0%)
El Paso Corp.                                                       18,420                134
---------------------------------------------------------------------------------------------
NON-FERROUS METALS (0.4%)
Alcoa, Inc.                                                         22,086                578
Freeport-McMoRan Copper & Gold, Inc.,
  Class B                                                            4,240                140
Newmont Mining Corp.                                                 9,773                382
Phelps Dodge Corp.                                                (a)2,157                101
---------------------------------------------------------------------------------------------
                                                                                        1,201
=============================================================================================
OIL - DOMESTIC & CRUDE (0.6%)
Amerada Hess Corp.                                                     320                 16
Anadarko Petroleum Corp.                                             2,870                120
Apache Corp.                                                         2,593                180
Burlington Resources, Inc.                                           6,250                301
ConocoPhillips, Inc.                                                 9,783                536
Devon Energy Corp.                                                   1,350                 65
Marathon Oil Corp.                                                   5,520                157
Occidental Petroleum Corp.                                          11,070                390
Unocal Corp.                                                         4,680                147
---------------------------------------------------------------------------------------------
                                                                                        1,912
=============================================================================================
OIL - INTERNATIONAL (2.1%)
BP plc ADR                                                           8,700                366
ChevronTexaco Corp.                                                 19,075      $       1,363
Exxon Mobil Corp.                                                  119,530              4,375
Royal Dutch Petroleum Co.                                            9,600                424
Total S.A. ADR                                                       3,800                288
---------------------------------------------------------------------------------------------
                                                                                        6,816
=============================================================================================
OIL - OFFSHORE DRILLING (0.0%)
Transocean, Inc.                                                  (a)3,890                 78
---------------------------------------------------------------------------------------------
OIL - WELL EQUIPMENT & SERVICES (0.5%)
Baker Hughes, Inc.                                                   9,610                284
BJ Services Co.                                                   (a)9,940                340
Halliburton Co.                                                     11,670                283
Schlumberger Ltd.                                                    9,130                442
Smith International, Inc.                                        (a)10,670                384
---------------------------------------------------------------------------------------------
                                                                                        1,733
=============================================================================================
OTHER CONSUMER SERVICES (0.1%)
Apollo Group, Inc., Class A                                         (a)350                 23
H&R Block, Inc.                                                      1,100                 48
Weight Watchers International, Inc.                               (a)3,895                162
---------------------------------------------------------------------------------------------
                                                                                          233
=============================================================================================
PAPER (0.5%)
Georgia Pacific Corp.                                                6,549                158
International Paper Co.                                             19,497                761
MeadWestvaco Corp.                                                   5,050                129
Weyerhaeuser Co.                                                    10,914                638
---------------------------------------------------------------------------------------------
                                                                                        1,686
=============================================================================================
PUBLISHING & BROADCASTING (1.0%)
AOL Time Warner, Inc.                                            (a)29,533                446
Citadel Broadcasting Corp.                                        (a)7,950                157
Clear Channel Communications, Inc.                               (a)14,720                564
Comcast Corp., Class A                                           (a)15,667                484
EchoStar Communications Corp.                                     (a)5,600                214
Gannett Co., Inc.                                                    1,850                143
Univision Communications, Inc., Class A                           (a)7,100                227
Viacom, Inc., Class B                                               21,910                839
Yahoo!, Inc.                                                     (a)10,369                367
---------------------------------------------------------------------------------------------
                                                                                        3,441
=============================================================================================
RAILROADS (0.2%)
CSX Corp.                                                           13,140                384
Norfolk Southern Corp.                                              17,790                329
---------------------------------------------------------------------------------------------
                                                                                          713
=============================================================================================
REAL ESTATE (0.3%)
Equity Office Properties Trust REIT                                 11,010                303
Equity Residential Property Trust REIT                               7,700                226
Plum Creek Timber Co., Inc. REIT                                     5,100                130
Prologis Trust REIT                                                  5,000                151
---------------------------------------------------------------------------------------------
                                                                                          810
=============================================================================================
RESTAURANTS (0.1%)
McDonald's Corp.                                                     6,900                162
Yum! Brands, Inc.                                                 (a)6,700                199
---------------------------------------------------------------------------------------------
                                                                                          361
=============================================================================================
SHIPPING & FREIGHT (0.2%)
FedEx Corp.                                                       (a)4,100                264

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                                           VALUE
                                                             SHARES        (000)
--------------------------------------------------------------------------------
SHIPPING & FREIGHT (CONT'D)
United Parcel Service, Inc., Class B                          8,500   $      543
--------------------------------------------------------------------------------
                                                                             807
================================================================================
SOFTWARE & SERVICES (2.8%)
Accenture Ltd., Class A                                   (a)37,500          838
Adobe Systems, Inc.                                           4,238          166
Amdocs Ltd.                                               (a)16,500          310
Automatic Data Processing, Inc.                               3,611          129
BMC Software, Inc.                                        (a)24,127          336
Check Point Software Technologies Ltd.                    (a)17,800          299
Citrix Systems, Inc.                                       (a)1,141           25
Computer Associates International, Inc.                       3,625           95
Computer Sciences Corp.                                    (a)9,719          365
eBay, Inc.                                                 (a)6,400          341
Electronic Arts, Inc.                                        (a)896           83
Electronic Data Systems Corp.                                 3,159           64
First Data Corp.                                             10,868          434
Intuit, Inc.                                               (a)1,321           64
Mercury Interactive Corp.                                  (a)4,970          226
Microsoft Corp.                                             136,225        3,786
Oracle Corp.                                              (a)64,301          721
Peoplesoft, Inc.                                           (a)7,930          144
Siebel Systems, Inc.                                      (a)14,789          144
Symantec Corp.                                             (a)3,765          237
VERITAS Software Corp.                                     (a)9,707          305
--------------------------------------------------------------------------------
                                                                           9,112
================================================================================
SPECIALTY CHEMICALS (0.3%)
Ecolab, Inc.                                                  6,740          170
Rohm & Haas Co.                                              17,308          579
Sealed Air Corp.                                           (a)2,066           98
Sigma-Aldrich Corp.                                           1,812           94
--------------------------------------------------------------------------------
                                                                             941
================================================================================
SPECIALTY STORES (1.2%)
Bed Bath & Beyond, Inc.                                    (a)7,060          270
Best Buy Co., Inc.                                        (a)13,790          655
Gap, Inc. (The)                                              10,200          175
Home Depot, Inc.                                             67,170        2,139
InterActiveCorp.                                           (a)2,345           78
Limited Brands, Inc.                                          1,280           19
Lowe's Cos., Inc.                                            11,450          594
Tiffany & Co.                                                 3,150          118
--------------------------------------------------------------------------------
                                                                           4,048
================================================================================
STEEL (0.0%)
Nucor Corp.                                                   1,910           88
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (0.4%)
Avaya, Inc.                                                (a)2,756           30
Corning, Inc.                                              (a)8,875           84
JDS Uniphase Corp.                                        (a)10,616           38
Lucent Technologies, Inc.                                 (a)28,286           61
Nokia Oyj ADR, Class A                                       40,700          635
Qualcomm, Inc.                                               11,412          475
--------------------------------------------------------------------------------
                                                                           1,323
================================================================================
TELEPHONE SERVICES (2.5%)
Alltel Corp.                                                  6,660   $      309
AT&T Corp.                                                   16,315          351
AT&T Wireless Services, Inc.                              (a)68,190          558
BellSouth Telecommunications, Inc.                           47,090        1,115
CenturyTel, Inc.                                              2,930           99
Nextel Communications, Inc., Class A                      (a)17,520          345
Qwest Communications International, Inc.                  (a)36,080          123
SBC Communications, Inc.                                    100,317        2,232
Sprint Corp. (FON Group)                                     19,220          290
Sprint Corp. (PCS Group)                                  (a)21,320          122
Verizon Communications, Inc.                                 80,480        2,611
--------------------------------------------------------------------------------
                                                                           8,155
================================================================================
TOBACCO (0.8%)
Altria Group, Inc.                                           57,680        2,526
UST, Inc.                                                     3,612          127
--------------------------------------------------------------------------------
                                                                           2,653
================================================================================
  TOTAL COMMON STOCKS (COST $160,453)                                    181,649
================================================================================
MUTUAL FUNDS (5.0%)
iShares MSCI Emerging Markets Index Fund                  (a)54,800        7,449
iShares MSCI Japan Index Fund                            (a)856,000        7,499
iShares S&P Europe 350 Index Fund                            29,100        1,587
================================================================================
  TOTAL MUTUAL FUNDS (COST $14,739)                                       16,535
================================================================================
PREFERRED STOCK (0.1%)
Home Ownership Funding Corp.
  13.331% (COST $ 269)                                       (e)500          267
================================================================================

                                                               FACE
                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (0.0%)
Morgan Guaranty Trust Co., 11/20/05;
  monthly payments equal to 1% per annum of
  the outstanding notional balance indexed to
  GNMA ARM pools (COST $ 354)                          $      1,643           17
================================================================================
SHORT-TERM INVESTMENTS (17.2%)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON
  LOANED SECURITIES (2.6%)
American Express Credit Corp.
  1.13%, 5/17/04                                             (h)120          120
BETA Finance, Inc.
  1.08%, 6/16/04                                             (h)561          561
CC USA, Inc.
  1.09%,2/6/04                                               (h)200          200
Citibank Credit Card
  1.14%, 11/7/03                                             (h)216          216
Deutsche Bank London AG
  1.07%, 10/27/03                                               400          400
Dorado Finance, Inc.
  1.09%, 2/5/04                                              (h)200          200
Federal Home Loan Mortgage Corporation
  1.10%, 12/30/03                                               399          399
Federal National Mortgage Association
  1.07%, 1/29/04                                           (h)1,200        1,200

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

                                                               FACE
                                                             AMOUNT        VALUE
                                                              (000)        (000)
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL
  ON LOANED SECURITIES (CONT'D)
Grampian Funding LLC
  1.07%, 11/24/03                                      $        224   $      224
International Credit Card Funding No. l Ltd.
  1.12%, 3/19/04                                             (h)465          465
Links Finance LLC
  1.08%, 6/16/04                                             (h)200          200
  1.09%, 5/24/04                                             (h)320          320
Macquarie Bank Ltd.
  1.21%, 6/24/04                                             (h)176          176
Sears Credit Card Account Master
  1.15%, 10/15/04                                            (h)321          321
SWIFT 2001
  1.12%, 1/15/04-3/15/04                                     (h)543          543
Target Credit Card Master Trust
  1.15%, 7/26/04                                             (h)317          317
UBS Securities LLC
  1.11%, 10/1/03                                              2,346        2,346
Westdeutsche Landesbank N.Y.
  1.05%, 11/17/03                                            (h)401          401
--------------------------------------------------------------------------------
                                                                           8,609
================================================================================
DISCOUNT NOTES (2.1%)
Federal Home Loan Mortgage Corporation
  1.07%, 12/15/03                                             4,000        3,992
Federal National Mortgage Association
  1.03%, 10/15/03                                             3,000        2,998
--------------------------------------------------------------------------------
                                                                           6,990
================================================================================
REPURCHASE AGREEMENT (12.2%)
J.P. Morgan Securities, Inc.,
  0.80%, dated 9/30/03, due 10/1/03                       (f)40,449       40,449
--------------------------------------------------------------------------------
U.S. TREASURY SECURITY (0.3%)
U.S. Treasury Bill
  1.00%, 3/25/04                                             (j)830          826
--------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $56,874)                             56,874
================================================================================
TOTAL INVESTMENTS (112.5%) (COST $348,115) --
  INCLUDING $9,874 OF SECURITIES LOANED                                  371,693
================================================================================

                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS (7.0%)
  Receivable for Forward Commitments                          9,229
  Receivable for Investments Sold                             7,195
  Due from Broker                                             5,668
  Interest Receivable                                           764
  Dividends Receivable                                          208
  Receivable for Portfolio Shares Sold                          113
  Net Unrealized Appreciation on Foreign
    Currency Exchange Contracts                                  89
  Other                                                          14       23,280
--------------------------------------------------------------------------------

                                                             AMOUNT       AMOUNT
                                                              (000)        (000)
--------------------------------------------------------------------------------
LIABILITIES (-19.5%)
  Payable for Forward Commitments                      $    (42,980)
  Payable for Investments Purchased                         (10,914)
  Collateral for Securities Loaned, at Value                 (8,609)
  Net Unrealized Depreciation on Swap Agreements               (751)
  Payable for Portfolio Shares Redeemed                        (487)
  Payable for Investment Advisory Fees                         (369)
  Interest Payable for Swap Agreements                         (320)
  Payable for Administrative Fees                               (29)
  Payable for Trustees' Fees and Expenses                       (25)
  Bank Overdraft Payable                                        (14)
  Payable for Distribution Fees -- Adviser Class                (12)
  Payable for Custodian Fees                                     (6)
  Payable for Shareholder Servicing Fees --
    Investment Class                                             (1)
  Other Liabilities                                             (33)  $  (64,550)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $  330,423
================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                       $  410,111
Undistributed (Distributions in Excess of) Net                             1,875
  Investment Income
Accumulated Net Realized Gain (Loss)                                    (105,718)
Unrealized Appreciation (Depreciation) on:
  Investment Securities                                                   23,578
  Foreign Currency Exchange Contracts and Translations                        89
  Futures Contracts                                                        1,239
  Swap Agreements                                                           (751)
--------------------------------------------------------------------------------
NET ASSETS                                                            $  330,423
================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                            $  262,960
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 25,910,913 outstanding shares
    of beneficial interest (unlimited authorization,
    no par value)                                                     $    10.15
================================================================================
INVESTMENT CLASS:
NET ASSETS                                                            $    8,209
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 810,242 outstanding shares of
    beneficial interest (unlimited authorization,
    no par value)                                                     $    10.13
================================================================================
ADVISER CLASS:
NET ASSETS                                                            $   59,254
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,848,131 outstanding shares of
    beneficial interest (unlimited authorization, no
    par value)                                                        $    10.13
================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

BALANCED PORTFOLIO

(a)    Non-income producing security
(b)    Issuer is in default.
(c)    All or a portion of security on loan at September 30, 2003.
(d) Security was valued at fair value -- At September 30, 2003, the Portfolio held less than $500 of fair valued securities, representing 0.00% of net assets.
(e)    144A security -- certain conditions for public sale may exist.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
(i)    Security is subject to delayed delivery.
(j) A portion of the security was pledged to cover margin requirements for futures contracts.
@      Value/Face Amount is less than $500.
ADR    American Depositary Receipt
Inv Fl Inverse Floating Rate -- Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2003.
IO     Interest Only
PAC    Planned Amortization Class
PO     Principal Only
REIT   Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit
TBA    To be announced
TRAINS Targeted Return Index Security

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Portfolio had the following foreign currency exchange contract(s) open at period end:

                                                                  NET
 CURRENCY                               IN                    UNREALIZED
    TO                               EXCHANGE                APPRECIATION
 DELIVER      VALUE    SETTLEMENT      FOR         VALUE    (DEPRECIATION)
  (000)       (000)       DATE        (000)        (000)         (000)
---------------------------------------------------------------------------
EUR   118   $    138    10/24/03    US$    131   $     131     $   (7)
EUR   147        172    10/24/03    US$    164         164         (8)
US$ 3,337      3,337    12/18/03    CAD  4,504       3,327        (10)
US$ 6,429      6,429    12/18/03    EUR  5,621       6,543        114
            --------                             ---------     ------
            $ 10,076                             $  10,165     $   89
            ========                             =========     ======

CAD -- Canadian Dollar
EUR -- Euro
US$ -- U.S. Dollar

FUTURES CONTRACTS:

  The Portfolio had the following futures contract(s) open at period end:

                                                                     NET
                                                                  UNREALIZED
                        NUMBER                                   APPRECIATION
                          OF          VALUE      EXPIRATION    (DEPRECIATION)
                       CONTRACTS      (000)         DATE            (000)
--------------------------------------------------------------------------------
LONG:
  S&P 500 Index           11        $    547       Dec-03         $    (17)

  U.S. Treasury
    5 Year Note          103          11,687       Dec-03              383

  U.S. Treasury
    10 Year Note         224          25,676       Dec-03            1,178

  U.S. Treasury
    Long Bond             53           5,944       Dec-03              339

SHORT:

  Euro Dollar
    Short Bond             3             741       Dec-03              (12)

  S&P 500 Index           19           4,722       Dec-03               12

  U.S. Treasury
    2 Year Note           21           4,527       Dec-03              (62)

  U.S. Treasury
    5 Year Note          202          22,921       Dec-03             (567)

  Euro Dollar
    Short Bond             3             741       Mar-04              (15)
                                                                  --------
                                                                  $  1,239
                                                                  ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                CORE PLUS    INVESTMENT     U.S. CORE
                                                                    FIXED   GRADE FIXED         FIXED          CASH
                                                                   INCOME        INCOME        INCOME      RESERVES    HIGH YIELD
                                                                PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                    (000)         (000)         (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                      $    2,590    $      228    $       82    $       --    $      402
Interest                                                          141,292        19,430        11,224         1,896        33,030
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           143,882        19,658        11,306         1,896        33,432
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                            13,881         2,124         1,276           355         1,557
Administrative Fee                                                  3,250           503           311           137           321
Custodian Fee                                                         280            61            37            21            68
Shareholder Reporting Fee                                             333            35            23            11            41
Professional Fees                                                     151            38            24            18            45
Shareholder Servicing Fee -- Investment Class Shares                  158            --            --            10             5
Distribution Fees -- Adviser Class Shares                             526             2            28            --            30
Trustees' Fees and Expenses                                           108            27            11             4            29
Other Expenses                                                        328            82            59            29            70
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                     19,015         2,872         1,769           585         2,166
---------------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                  --            --            (1)           (4)           (9)
Waiver of Investment Advisory Fees                                     --            --           (31)         (115)           --
Expense Offset                                                        (38)          (15)           (8)           (2)          (24)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                       18,977         2,857         1,729           464         2,133
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      124,905        16,801         9,577         1,432        31,299
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                  136,250        18,078         7,929            --      (315,059)
Foreign Currency Transactions                                         641            89            --            --        (2,550)
Futures Contracts                                                 (43,803)       (5,452)       (1,583)           --        (1,112)
Swaps                                                             (50,792)       (6,158)       (4,885)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                           42,296         6,557         1,461            --      (318,721)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                       (32,770)       (6,631)       (3,481)           --       374,743
Foreign Currency Translations                                        (630)          (97)           --            --          (333)
Futures Contracts                                                  20,432         2,455           644            --         1,200
Swap Agreements                                                    72,039         8,812         7,010            --            --
Short Sales                                                           213            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net Change in Unrealized Appreciation (Depreciation)               59,284         4,539         4,173            --       375,610
---------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
      Appreciation (Depreciation)                                 101,580        11,096         5,634            --        56,889
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $  226,485    $   27,897    $   15,211    $    1,432    $   88,188
---------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENTS OF OPERATIONS (CONT'D)

For the Year Ended September 30, 2003

                                                           INTERMEDIATE   INTERNATIONAL       LIMITED
                                                               DURATION    FIXED INCOME      DURATION     MUNICIPAL      BALANCED
                                                              PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                  (000)           (000)         (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                                    $       26      $       --    $       72    $       63    $    3,368
Interest                                                          4,180           4,368        13,721        12,971         5,344
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           4,206           4,368        13,793        13,034         8,712
---------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                             497             403         1,590         1,085         1,413
Administrative Fee                                                  129             107           471           264           294
Custodian Fee                                                        18              34            46            29            83
Shareholder Reporting Fee                                            18               7            33            19            16
Professional Fees                                                    23              32            31            27            37
Shareholder Servicing Fee -- Investment Class Shares                122              --            --            --             9
Distribution Fees -- Adviser Class Shares                            --              --            --            --           141
Trustees' Fees and Expenses                                           4              --            11             6             1
Other Expenses                                                       26              24            91            50            54
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      837             607         2,273         1,480         2,048
---------------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                (2)             --            (5)           (5)           (3)
Waiver of Investment Advisory Fees                                   --              --            --           (26)           --
Expenses Reimbursed by Adviser                                       --              --            --            --            --
Expense Offset                                                       --#             (1)           (4)           (3)           (1)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                        835             606         2,264         1,446         2,044
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      3,371           3,762        11,529        11,588         6,668
---------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                    902             631           765          (777)       (5,991)
Foreign Currency Transactions                                        16           5,856            --            --           162
Futures Contracts                                                 1,194             109         2,711        (1,156)          251
Swaps                                                              (261)             --            --        (2,180)       (1,736)
---------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                          1,851           6,596         3,476        (4,113)       (7,314)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                         750           8,952         1,303         2,372        49,623
Foreign Currency Translations                                       (18)          1,277            --            --            89
Futures Contracts                                                (1,061)            257        (2,665)       (1,337)        3,926
Swap Agreements                                                     484              --            --         3,340         2,197
---------------------------------------------------------------------------------------------------------------------------------
Net Change in Unrealized Appreciation (Depreciation)                155          10,486        (1,362)        4,375        55,835
---------------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
      Appreciation (Depreciation)                                 2,006          17,082         2,114           262        48,521
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $    5,377      $   20,844    $   13,643    $   11,850    $   55,189
---------------------------------------------------------------------------------------------------------------------------------

# Amount is less than $500.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                          CORE PLUS FIXED INCOME        INVESTMENT GRADE FIXED INCOME
                                                                 PORTFOLIO                        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                  2003            2002            2003            2002
                                                                 (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                   $    124,905    $    195,631    $     16,801    $     15,593
  Net Realized Gain (Loss)                                      42,296         107,941           6,557          13,692
  Net Change in Unrealized Appreciation
    (Depreciation)                                              59,284         (49,617)          4,539           3,243
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            226,485         253,955          27,897          32,528
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                       (200,533)       (246,650)        (26,826)        (17,246)
  Net Realized Gain                                            (46,124)             --          (2,546)             --
INVESTMENT CLASS:
  Net Investment Income                                         (5,569)         (4,567)             --              --
  Net Realized Gain                                             (1,212)             --              --              --
ADVISER CLASS:
  Net Investment Income                                        (11,373)        (10,681)            (75)            (15)
  Net Realized Gain                                             (2,483)             --              (7)             --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (267,294)       (261,898)        (29,454)        (17,261)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                   520,310         662,454         182,446          91,178
  Issued on Portfolio Merger                                        --         269,148              --         236,170
  Distributions Reinvested                                     229,294         224,902          27,471          15,920
  Redeemed                                                  (1,993,910)     (1,407,557)       (195,027)        (80,884)
INVESTMENT CLASS:
  Subscribed                                                    38,555          25,892              --              --
  Distributions Reinvested                                       6,711           4,326              --              --
  Redeemed                                                     (13,603)        (21,646)             --              --
ADVISER CLASS:
  Subscribed                                                    65,072          60,747             526              20
  Issued on Portfolio Merger                                        --              --              --           1,625
  Distributions Reinvested                                      12,057           8,957              74              13
  Redeemed                                                     (64,143)        (46,355)           (725)             --
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                         (1,199,657)       (219,132)         14,765         264,042
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 $ (1,240,466)   $   (227,075)   $     13,208    $    279,309
NET ASSETS:
  Beginning of Period                                        4,166,688       4,393,763         557,966         278,657
----------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                             $  2,926,222    $  4,166,688    $    571,174    $    557,966
----------------------------------------------------------------------------------------------------------------------
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of
    Period Net Assets                                     $     40,282    $     69,411    $      6,246    $      7,584
----------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                                           45,833          63,027          15,970           9,592
    Shares Issued on Portfolio Merger                               --          23,123              --          21,124
    Shares Issued on Distributions Reinvested                   19,879          19,342           2,413           1,422
    Shares Redeemed                                           (172,303)       (126,643)        (17,065)         (8,691)
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional Class
      Shares Outstanding                                      (106,591)        (21,151)          1,318          23,447
----------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
    Shares Subscribed                                            3,315           2,195              --              --
    Shares Issued on Distributions Reinvested                      582             372              --              --
    Shares Redeemed                                             (1,167)         (1,841)             --              --
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Investment Class
      Shares Outstanding                                         2,730             726              --              --
----------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
    Shares Subscribed                                            5,612           5,237              46               2
    Shares Issued on Portfolio Merger                               --              --              --             145
    Shares Issued on Distributions Reinvested                    1,044             770               6               1
    Shares Redeemed                                             (5,538)         (4,019)            (63)             --
----------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Adviser Class
      Shares Outstanding                                         1,118           1,988             (11)            148
----------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                       U.S. CORE FIXED INCOME           CASH RESERVES
                                                                              PORTFOLIO                   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                                              2003          2002          2003          2002
                                                                             (000)         (000)         (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $    9,577    $    9,716    $    1,432    $    2,539
  Net Realized Gain (Loss)                                                   1,461         9,203            --            (4)
  Net Change in Unrealized Appreciation (Depreciation)                       4,173         1,014            --            --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           15,211        19,933         1,432         2,535
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                    (14,550)      (11,025)       (1,375)       (2,467)
  Net Realized Gain                                                         (5,576)           --            --            --
INVESTMENT CLASS:
  Net Investment Income                                                         --            --           (57)          (72)
ADVISER CLASS:
  Net Investment Income                                                       (456)         (257)           --            --
  Net Realized Gain                                                           (191)           --            --            --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                      (20,773)      (11,282)       (1,432)       (2,539)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                72,540       165,685       165,946       189,607
  Distributions Reinvested                                                  20,065        10,988         1,374         2,460
  Redeemed                                                                 (77,733)      (70,029)     (213,361)     (150,826)
INVESTMENT CLASS:
  Subscribed                                                                    --            --       114,112        51,206
  Distributions Reinvested                                                      --            --            57            73
  Redeemed                                                                      --            --      (111,325)      (62,358)
ADVISER CLASS:
  Subscribed                                                                 5,426         6,375            --            --
  Distributions Reinvested                                                     647           257            --            --
  Redeemed                                                                  (4,362)       (2,429)           --            --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         16,583       110,847       (43,197)       30,162
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               $   11,021    $  119,498    $  (43,197)   $   30,158
NET ASSETS:
  Beginning of Period                                                      319,600       200,102       179,159       149,001
----------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                           $  330,621    $  319,600    $  135,962    $  179,159
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (Distributions in Excess of) Net
    Investment Income Included in End of Period Net Assets              $    3,888    $    3,915    $       13    $       12
----------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                                                        6,465        14,848       165,937       189,607
    Shares Issued on Distributions Reinvested                                1,799           994         1,374         2,460
    Shares Redeemed                                                         (6,940)       (6,291)     (213,352)     (150,826)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional Class Shares Outstanding        1,324         9,551       (46,041)       41,241
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
    Shares Subscribed                                                           --            --       114,112        51,206
    Shares Issued on Distributions Reinvested                                   --            --            57            73
    Shares Redeemed                                                             --            --      (111,325)      (62,358)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Investment Class Shares Outstanding              --            --         2,844       (11,079)
----------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
    Shares Subscribed                                                          484           571            --            --
    Shares Issued on Distributions Reinvested                                   58            24            --            --
    Shares Redeemed                                                           (391)         (219)           --            --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Adviser Class Shares Outstanding                151           376            --            --
----------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                              HIGH YIELD               INTERMEDIATE DURATION
                                                                               PORTFOLIO                     PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                                                               2003           2002           2003           2002
                                                                              (000)          (000)          (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $    31,299    $    60,822    $     3,371    $     3,762
  Net Realized Gain (Loss)                                                 (318,721)      (130,644)         1,851          3,733
  Net Change in Unrealized Appreciation (Depreciation)                      375,610          2,033            155            907
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            88,188        (67,789)         5,377          8,402
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (23,218)       (66,540)        (1,803)        (2,551)
  Net Realized Gain                                                              --             --         (1,809)            --
INVESTMENT CLASS:
  Net Investment Income                                                        (271)        (1,105)        (2,651)        (2,070)
  Net Realized Gain                                                              --             --         (1,833)            --
ADVISER CLASS:
  Net Investment Income                                                        (767)       (13,750)            --             --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (24,256)       (81,395)        (8,096)        (4,621)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                335,401        256,029         15,472         19,475
  Issued on Portfolio Merger                                                     --        105,763             --             --
  Distributions Reinvested                                                   18,386         48,709          3,514          2,539
  Redeemed                                                                 (450,786)      (511,687)       (57,379)       (10,865)
INVESTMENT CLASS:
  Subscribed                                                                  2,957          3,860         38,058         22,111
  Distributions Reinvested                                                      192            768          4,482          2,070
  Redeemed                                                                   (9,361)        (4,561)            --         (3,015)
ADVISER CLASS:
  Subscribed                                                                 17,197         70,058             --             --
  Issued on Portfolio Merger                                                     --         12,475             --             --
  Distributions Reinvested                                                      719         13,572             --             --
  Redeemed                                                                  (19,406)      (146,974)            --             --
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                        (104,701)      (151,988)         4,147         32,315
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               $   (40,769)   $  (301,172)   $     1,428    $    36,096
NET ASSETS:
  Beginning of Period                                                       387,024        688,196        122,004         85,908
--------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                           $   346,255    $   387,024    $   123,432    $   122,004
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Distributions in Excess of) Net Investment
    Income Included in End of Period Net Assets                         $     3,898    $       353    $       658    $       298
--------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                                                        75,393         51,094          1,470          1,858
    Shares Issued on Portfolio Merger                                            --         19,880             --             --
    Shares Issued on Distributions Reinvested                                 4,035          9,123            337            245
    Shares Redeemed                                                        (100,320)       (98,240)        (5,486)        (1,040)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional Class Shares Outstanding       (20,892)       (18,143)        (3,679)         1,063
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
    Shares Subscribed                                                           636            590          3,638          2,139
    Shares Issued on Distributions Reinvested                                    44            144            431            200
    Shares Redeemed                                                          (1,992)          (842)            --           (291)
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Investment Class Shares Outstanding           (1,312)          (108)         4,069          2,048
--------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
    Shares Subscribed                                                         3,454         12,400             --             --
    Shares Issued on Portfolio Merger                                            --          2,354             --             --
    Shares Issued on Distributions Reinvested                                   158          2,588             --             --
    Shares Redeemed                                                          (3,984)       (31,025)            --             --
--------------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Adviser Class Shares Outstanding                (372)       (13,683)            --             --
--------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                      INTERNATIONAL FIXED INCOME        LIMITED DURATION
                                                                             PORTFOLIO                     PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                                            2003           2002          2003          2002
                                                                           (000)          (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $   3,762      $   2,793    $   11,529    $   10,231
  Net Realized Gain (Loss)                                                 6,596         (1,137)        3,476         4,494
  Net Change in Unrealized Appreciation (Depreciation)                    10,486          6,142        (1,362)          982
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations         20,844          7,798        13,643        15,707
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                       --             --       (13,320)      (11,264)
  Net Realized Gain                                                           --             --        (2,201)           --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                         --             --       (15,521)      (11,264)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                              85,143         42,301       420,236       317,037
  Distributions Reinvested                                                    --             --        15,258        10,902
  Redeemed                                                               (85,529)       (32,988)     (240,752)     (126,803)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                              (386)         9,313       194,742       201,136
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              $  20,458      $  17,111    $  192,864    $  205,579
NET ASSETS:
  Beginning of Period                                                     94,474         77,363       429,937       224,358
---------------------------------------------------------------------------------------------------------------------------
END OF PERIOD:                                                         $ 114,932      $  94,474    $  622,801    $  429,937
---------------------------------------------------------------------------------------------------------------------------
  Undistributed (Distributions in Excess of) Net Investment Income
    Included in End of Period Net Assets                               $   8,560      $  (1,162)   $    1,406    $       50
---------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                                                      7,868          4,644        39,415        30,537
    Shares Issued on Distributions Reinvested                                 --             --         1,433         1,032
    Shares Redeemed                                                       (7,785)        (3,712)      (22,586)      (12,558)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional Class Shares Outstanding         83            932        18,262        19,011
---------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                               MUNICIPAL                  BALANCED
                                                                               PORTFOLIO                 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,    YEAR ENDED SEPTEMBER 30,
                                                                            2003           2002          2003          2002
                                                                           (000)          (000)         (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $  11,588      $   7,189    $    6,668    $   10,231
  Net Realized Gain (Loss)                                                (4,113)         3,474        (7,314)      (47,736)
  Net Change in Unrealized Appreciation (Depreciation)                     4,375          3,874        55,835       (19,432)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations         11,850         14,537        55,189       (56,937)
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                  (10,489)        (8,022)       (8,260)      (11,560)
INVESTMENT CLASS:
  Net Investment Income                                                       --             --          (175)         (179)
ADVISER CLASS:
  Net Investment Income                                                       --             --        (1,682)       (1,623)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (10,489)        (8,022)      (10,117)      (13,362)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                             195,711        116,406        50,960        50,017
  Distributions Reinvested                                                 8,847          6,207         8,255        11,556
  Redeemed                                                              (137,177)       (48,375)      (83,174)     (150,374)
INVESTMENT CLASS:
  Subscribed                                                                  --             --         3,117           510
  Distributions Reinvested                                                    --             --           175           179
  Redeemed                                                                    --             --          (874)         (973)
ADVISER CLASS:
  Subscribed                                                                  --             --         7,962        16,368
  Distributions Reinvested                                                    --             --         1,682         1,623
  Redeemed                                                                    --             --       (10,234)      (12,247)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                       67,381         74,238       (22,131)      (83,341)
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              $  68,742      $  80,753    $   22,941    $ (153,640)
NET ASSETS:
  Beginning of Period                                                    245,257        164,504       307,482       461,122
---------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                          $ 313,999      $ 245,257    $  330,423    $  307,482
---------------------------------------------------------------------------------------------------------------------------
  Undistributed (Distributions in Excess of) Net Investment Income
    Included in End of Period Net Assets                               $   1,286      $      53    $    1,875    $    3,509
---------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
    Shares Subscribed                                                     15,801          9,577         5,323         5,672
    Shares Issued on Distributions Reinvested                                714            510           897         1,102
    Shares Redeemed                                                      (11,084)        (4,011)       (8,860)      (15,747)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Institutional Class Shares Outstanding      5,431          6,076        (2,640)       (8,973)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
    Shares Subscribed                                                         --             --           320            51
    Shares Issued on Distributions Reinvested                                 --             --            19            17
    Shares Redeemed                                                           --             --           (91)          (98)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Investment Class Shares Outstanding            --             --           248           (30)
---------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
    Shares Subscribed                                                         --             --           845         1,533
    Shares Issued on Distributions Reinvested                                 --             --           183           156
    Shares Redeemed                                                           --             --        (1,081)       (1,195)
---------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Adviser Class Shares Outstanding               --             --           (53)          494
===========================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

STATEMENTS OF CASH FLOWS

For the Year Ended September 30, 2003

                                                                           CORE PLUS       INVESTMENT        U.S. CORE
                                                                               FIXED      GRADE FIXED            FIXED
                                                                              INCOME           INCOME           INCOME
                                                                           PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                               (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Proceeds from Sales and Maturities of Investments                      $   6,768,656     $    656,141    $     510,483
Purchases of Investments                                                  (4,709,304)        (620,028)        (510,009)
Net (Increase) Decrease in Short-Term Investments                           (108,099)         (30,416)          (7,555)
Net Realized Gain (Loss) on Foreign Currency Transactions                        641               89               --
Net Realized Gain (Loss) on Futures Contracts                                (43,803)          (5,452)          (1,583)
Net Realized Gain (Loss) on Swap Agreements                                  (50,792)          (6,158)          (4,885)
Net Investment Income                                                        124,905           16,801            9,577
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED
  BY OPERATING ACTIVITIES:
Net (Increase) Decrease in Receivables Related to Operations                   2,904             (274)            (347)
Net Increase (Decrease) in Payables Related to Operations                     10,445            1,686              960
Accretion/Amortization of Discounts and Premiums                               1,292              (73)             311
----------------------------------------------------------------------------------------------------------------------
Net Cash Used in Operating Activities                                      1,996,845           12,316           (3,048)
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Portfolio Shares Sold                                          654,209          182,909           78,208
Payment on Portfolio Shares Redeemed                                      (2,027,098)        (194,415)         (85,534)
Proceeds from sales of Forward Commitments                                18,953,877        2,940,024        1,685,304
Purchases of Forward Commitments                                         (19,560,392)      (2,939,143)      (1,675,013)
Cash Dividends and Distributions Paid                                        (19,232)          (1,909)            (61)
----------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                                 (1,998,636)         (12,534)           2,904
----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                               (1,791)            (218)            (144)
CASH AT BEGINNING OF PERIOD                                                      780               37               20
----------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                  $      (1,011)    $       (181)   $        (124)
----------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

STATEMENTS OF CASH FLOWS (CONT'D)

For the Year Ended September 30, 2003

                                                                 INTERMEDIATE
                                                                     DURATION   LIMITED DURATION      MUNICIPAL       BALANCED
                                                                    PORTFOLIO          PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                        (000)              (000)          (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Proceeds from Sales and Maturities of Investments                 $   106,271        $   312,097    $   171,805    $   354,458
Purchases of Investments                                             (157,407)          (643,050)      (250,841)      (288,196)
Net (Increase) Decrease in Short-Term Investments                      36,401             99,523         (3,868)       (26,987)
Net Realized Gain (Loss) on Foreign Currency Transactions                  16                 --             --            162
Net Realized Gain (Loss) on Futures Contracts                           1,194              2,711         (1,156)           251
Net Realized Gain (Loss) on Swaps                                        (261)                --         (2,180)        (1,736)
Net Investment Income                                                   3,371             11,529         11,588          6,668
ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Net (Increase) Decrease in Receivables Related to Operations             (302)            (2,935)        (1,398)          (149)
Net Increase (Decrease) in Payables Related to Operations                 132                134             94            218
Accretion/Amortization of Discounts and Premiums                           29              3,381         (3,522)           (13)
------------------------------------------------------------------------------------------------------------------------------
Net Cash Used in Operating Activities                                 (10,556)          (216,610)       (79,478)        44,676
------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Portfolio Shares Sold                                    53,343            420,544        194,200         62,542
Payment on Portfolio Shares Redeemed                                  (57,341)          (245,017)      (136,521)       (94,396)
Proceeds from sales of Forward Commitments                            342,800            789,728        392,762        465,982
Purchases of Forward Commitments                                     (328,080)          (748,270)      (369,203)      (478,847)
Cash Dividends and Distributions Paid                                    (106)              (283)        (1,751)            (5)
------------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by Financing Activities                              10,616            216,702         79,487        (44,724)
------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                                            60                 92              9            (48)
CASH AT BEGINNING OF PERIOD                                                13                 41             16             34
------------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                             $        73        $       133    $        25    $       (14)
------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                             INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.82     $     11.84     $     11.25     $     11.26     $     12.22
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.40+           0.55+           0.75            0.77+           0.77+
  Net Realized and Unrealized Gain (Loss)
   on Investments                                        0.31            0.17            0.62           (0.02)          (0.72)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.71            0.72            1.37            0.75            0.05
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.67)          (0.74)          (0.78)          (0.76)          (0.71)
  Net Realized Gain                                     (0.15)             --              --              --           (0.30)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.82)          (0.74)          (0.78)          (0.76)          (1.01)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.71     $     11.82     $     11.84     $     11.25     $     11.26
=============================================================================================================================
TOTAL RETURN                                             6.24%           6.30%          12.74%           7.02%           0.33%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $ 2,600,453     $ 3,883,346     $ 4,142,009     $ 4,087,553     $ 4,338,939
Ratio of Expenses to Average Net Assets (1)              0.50%           0.50%           0.48%           0.48%           0.48%
Ratio of Net Investment Income to Average
 Net Assets                                              3.39%           4.69%           6.46%           7.03%           6.62%
Portfolio Turnover Rate                                    92%            110%            111%             62%            103%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS
      TO AVERAGE NET ASSETS:
      Ratio of Expenses to Average
        Net Assets Including
        Expense Offsets                                  0.50%           0.50%           0.47%           0.47%           0.47%
-----------------------------------------------------------------------------------------------------------------------------

                                                                              INVESTMENT CLASS
                                                  ---------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.81     $     11.84     $     11.25     $     11.27     $     12.22
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.37+           0.53+           0.72            0.76+           0.76+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.33            0.16            0.64           (0.03)          (0.72)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.70            0.69            1.36            0.73            0.04
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.65)          (0.72)          (0.77)          (0.75)          (0.69)
  Net Realized Gain                                     (0.15)             --              --              --           (0.30)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.80)          (0.72)          (0.77)          (0.75)          (0.99)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.71     $     11.81     $     11.84     $     11.25     $     11.27
=============================================================================================================================
TOTAL RETURN                                             6.07%           6.08%          12.59%           6.84%           0.24%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $   114,509     $    83,308     $    74,905     $    63,944     $    39,165
Ratio of Expenses to Average Net Assets (2)              0.65%           0.65%           0.63%           0.63%           0.63%
Ratio of Net Investment Income to Average
    Net Assets                                           3.24%           4.54%           6.28%           6.89%           6.50%
Portfolio Turnover Rate                                    92%            110%            111%             62%            103%
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets                        0.65%           0.65%           0.62%           0.62%           0.62%
-----------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FINANCIAL HIGHLIGHTS

CORE PLUS FIXED INCOME PORTFOLIO

                                                                                 ADVISER CLASS
                                                  ---------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.81     $     11.83     $     11.24     $     11.26     $     12.23
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.36+           0.52+           0.71            0.75+           0.74+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.32            0.15            0.63           (0.02)          (0.72)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.68            0.67            1.34            0.73            0.02
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.64)          (0.69)          (0.75)          (0.75)          (0.69)
  Net Realized Gain                                     (0.15)             --              --              --           (0.30)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.79)          (0.69)          (0.75)          (0.75)          (0.99)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.70     $     11.81     $     11.83     $     11.24     $     11.26
=============================================================================================================================
TOTAL RETURN                                             5.99%           6.01%          12.43%           6.79%           0.07%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $   211,260     $   200,034     $   176,849     $   144,754     $   141,709
Ratio of Expenses to Average Net Assets (1)              0.75%           0.75%           0.73%           0.73%           0.73%
Ratio of Net Investment Income to Average
 Net Assets                                              3.14%           4.44%           6.20%           6.78%           6.38%
Portfolio Turnover Rate                                    92%            110%            111%             62%            103%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets                        0.75%           0.75%           0.72%           0.72%           0.72%
-----------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

INVESTMENT GRADE FIXED INCOME PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.57     $     11.32     $     10.67     $     10.74     $     11.69
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.34+           0.47+           0.68            0.78            0.69
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.23            0.39            0.70           (0.12)          (0.75)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.57            0.86            1.38            0.66           (0.06)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.55)          (0.61)          (0.73)          (0.73)          (0.63)
  Net Realized Gain                                     (0.05)             --              --              --           (0.26)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.60)          (0.61)          (0.73)          (0.73)          (0.89)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.54     $     11.57     $     11.32     $     10.67     $     10.74
=============================================================================================================================
TOTAL RETURN                                             5.00%           7.93%          13.45%           6.48%          (0.57)%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $   569,593     $   556,252     $   278,657     $   279,141     $   384,893
Ratio of Expenses to Average Net Assets (1)              0.51%           0.51%           0.50%           0.49%           0.48%
Ratio of Net Investment Income to Average
 Net Assets                                              2.96%           4.15%           6.19%           6.99%           6.20%
Portfolio Turnover Rate                                    81%             93%             89%             43%            106%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets                        0.51%           0.51%           0.50%           0.48%           0.47%
-----------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                  ---------------------------------------------------------------------------
                                                                                                                      MAY 20,
                                                                                                   YEAR ENDED       2002** TO
                                                                                                    SEPTEMBER       SEPTEMBER
SELECTED PER SHARE DATA AND RATIOS                                                                   30, 2003        30, 2003
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $     11.57     $     11.18
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                                                                  0.32+           0.34+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                                                                           0.22            0.15
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                     0.54            0.49
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                                                                 (0.53)          (0.10)
  Net Realized Gain                                                                                     (0.05)             --
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                 (0.58)          (0.10)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $     11.53     $     11.57
=============================================================================================================================
TOTAL RETURN                                                                                             4.87%           4.40%++
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                             $     1,581     $     1,714
Ratio of Expenses to Average Net Assets (2)                                                              0.66%           0.66%*
Ratio of Net Investment Income to Average
 Net Assets                                                                                              2.81%           4.00%*
Portfolio Turnover Rate                                                                                    81%             93%++
-----------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets                                                                        0.66%           0.66%*
-----------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.
++    Not Annualized.
*     Annualized
**    Initial offering of Adviser Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

Financial Highlights

U.S. CORE FIXED INCOME PORTFOLIO

                                                                              INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.46     $     11.15     $     10.46     $     10.55     $     11.40
=============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.32+           0.44+           0.65+           0.71+           0.71
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.19            0.42            0.73           (0.12)          (0.83)
-----------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.51            0.86            1.38            0.59           (0.12)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.51)          (0.55)          (0.69)          (0.68)          (0.52)
  Net Realized Gain                                     (0.20)             --              --              --           (0.21)
-----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.71)          (0.55)          (0.69)          (0.68)          (0.73)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.26     $     11.46     $     11.15     $     10.46     $     10.55
=============================================================================================================================
TOTAL RETURN                                             4.61%           7.98%          13.68%           5.88%          (1.12)%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $   320,036     $   310,546     $   195,467     $   181,884     $   189,860
Ratio of Expenses to Average Net Assets (1)              0.50%           0.50%           0.51%           0.51%           0.51%
Ratio of Net Investment Income to Average
 Net Assets                                              2.82%           3.89%           6.04%           6.86%           6.09%
Portfolio Turnover Rate                                   109%             86%             86%             51%            115%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                   0.51%           0.53%            N/A            0.51%            N/A
        Net Investment Income to Average
          Net Assets                                     2.81%           3.86%            N/A            6.85%            N/A
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund
        of Filing Fees                                   0.50%           0.50%           0.50%           0.50%           0.49%
-----------------------------------------------------------------------------------------------------------------------------

                                                                         ADVISER CLASS
                                                  -----------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                                  -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     11.42     $     11.10     $     10.43     $     10.53
=============================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.29+          0.41+            0.62+           0.68+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.19            0.43            0.72           (0.11)
-------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     0.48            0.84            1.34            0.57
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
   Net Investment Income                                (0.48)          (0.52)          (0.67)          (0.67)
   Net Realized Gain                                    (0.20)             --              --              --
-------------------------------------------------------------------------------------------------------------
     Total Distributions                                (0.68)          (0.52)          (0.67)          (0.67)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     11.22     $     11.42     $     11.10     $     10.43
=============================================================================================================
TOTAL RETURN                                             4.28%           7.85%          13.29%           5.68%
=============================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $    10,585     $     9,054     $     4,635     $     1,625
Ratio of Expenses to Average Net Assets (2)              0.75%           0.75%           0.75%           0.76%
Ratio of Net Investment Income to Average
 Net Assets                                              2.57%           3.64%           5.72%           6.61%
Portfolio Turnover Rate                                   109%             86%             86%             51%
-------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                   0.76%           0.78%            N/A            0.76%
        Net Investment Income to Average Net
          Assets                                         2.56%           3.61%            N/A            6.60%
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund
        of Filing Fees                                   0.75%           0.75%           0.75%           0.75%
-------------------------------------------------------------------------------------------------------------

                                                           ADVISER CLASS
                                                      -----------------------
                                                                  PERIOD FROM
                                                              MARCH 1, 1999**
SELECTED PER SHARE DATA AND RATIOS                      TO SEPTEMBER 30, 1999
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $     10.85
=============================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                       0.39
  Net Realized and Unrealized Gain (Loss) on
   Investments                                               (0.43)
-----------------------------------------------------------------------------
    Total from Investment Operations                         (0.04)
-----------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
   Net Investment Income                                     (0.28)
   Net Realized Gain                                            --
-----------------------------------------------------------------------------
     Total Distributions                                     (0.28)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $     10.53
=============================================================================
TOTAL RETURN                                                 (0.40)%++
=============================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $     1,192
Ratio of Expenses to Average Net Assets (2)                   0.75%*
Ratio of Net Investment Income to Average
 Net Assets                                                   6.73%*
Portfolio Turnover Rate                                        115%++
-----------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                         N/A*
        Net Investment Income to Average Net Assets            N/A*
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund of
        Filing Fees                                           0.74%*
-----------------------------------------------------------------------------

+      Per share amount is based on average shares outstanding.
++     Not Annualized.
*      Annualized
**     Initial offering of Adviser Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

CASH RESERVES PORTFOLIO

                                                                           INSTITUTIONAL CLASS
                                                  ---------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
=============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 0.010           0.018           0.049           0.058           0.048
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.010)         (0.018)         (0.049)         (0.058)         (0.048)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $     1.000     $     1.000     $     1.000     $     1.000     $     1.000
=============================================================================================================================
TOTAL RETURN                                             1.02%           1.79%           5.03%           5.91%           4.93%
=============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $   128,097     $   174,138     $   132,901     $   115,513     $   156,510
Ratio of Expenses to Average Net Assets (1)              0.32%           0.33%           0.39%           0.37%           0.33%
Ratio of Net Investment Income to Average
 Net Assets                                              1.02%           1.75%           4.86%           5.72%           4.77%
-----------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by Adviser:
        Expenses to Average Net Assets                   0.40%           0.39%           0.38%           0.37%           0.36%
        Net Investment Income to Average
          Net Assets                                     0.94%           1.68%           4.80%           5.67%           4.73%
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund of
        Filing Fees                                      0.32%           0.32%           0.32%           0.32%           0.32%
-----------------------------------------------------------------------------------------------------------------------------

                                                                      INVESTMENT CLASS
                                                -----------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                                -----------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                     2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $     1.000     $     1.000     $     1.000     $     1.000
===========================================================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.009           0.016           0.048           0.056
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                              (0.009)         (0.016)         (0.048)         (0.056)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $     1.000     $     1.000     $     1.000     $     1.000
===========================================================================================================
TOTAL RETURN                                           0.87%           1.63%           4.88%           5.75%
===========================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $     7,865     $     5,021     $    16,100     $     1,977
Ratio of Expenses to Average Net Assets (2)            0.47%           0.48%           0.54%           0.52%
Ratio of Net Investment Income to Average
 Net Assets                                            0.87%           1.60%           4.58%           5.74%
-----------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by  Adviser:
        Expenses to Average Net Assets                 0.55%           0.47%           0.52%           0.54%
        Net Investment Income to Average
          Net Assets                                   0.79%           1.53%           4.53%           5.67%
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund
        of Filing Fees                                 0.47%           0.47%           0.47%           0.47%
-----------------------------------------------------------------------------------------------------------

                                               INVESTMENT CLASS
                                             --------------------
                                                     PERIOD FROM
                                              AUGUST 16, 1999 **
                                                              TO
                                                   SEPTEMBER 30,
SELECTED PER SHARE DATA AND RATIOS                          1999
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     1.000
================================================================
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                    0.006
----------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.006)
----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     1.000
================================================================
TOTAL RETURN                                                0.60%++
================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $       919
Ratio of Expenses to Average Net Assets (2)                 0.48%*
Ratio of Net Investment Income to Average
  Net Assets                                                4.83%*
----------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed
        by  Adviser:
        Expenses to Average Net Assets                      0.51%*
        Net Investment Income to Average
          Net Assets                                        4.79%*
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund of
        Filing Fees                                         0.47%*
----------------------------------------------------------------

++    Not Annualized
*     Annualized
**    Initial offering of Investment Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FINANCIAL HIGHLIGHTS

HIGH YIELD PORTFOLIO

                                                                         INSTITUTIONAL CLASS
                                                     ------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   4.41     $   5.75     $   7.86     $   8.77     $   8.99
=================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.43+        0.54+        0.78+         0.89+       0.86+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.77        (1.16)       (1.95)       (0.88)       (0.10)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.20        (0.62)       (1.17)        0.01         0.76
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.31)       (0.72)       (0.94)       (0.92)       (0.79)
  Net Realized Gain                                        --           --           --           --        (0.19)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.31)       (0.72)       (0.94)       (0.92)       (0.98)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   5.30     $   4.41     $   5.75     $   7.86     $   8.77
=================================================================================================================
TOTAL RETURN                                            28.68%      (12.33)%     (16.27)%      (0.22)%       8.81%
=================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $330,990     $366,956     $583,110     $848,507     $937,482
Ratio of Expenses to Average Net Assets (1)              0.61%        0.59%        0.57%        0.56%        0.49%
Ratio of Net Investment Income to Average
 Net Assets                                              9.05%       10.13%       11.44%       10.50%        9.61%
Portfolio Turnover Rate                                    97%          79%          67%          55%          45%
-----------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund of
        Filing Fees                                      0.60%        0.58%        0.56%        0.55%        0.48%
-----------------------------------------------------------------------------------------------------------------

                                                                         INVESTMENT CLASS
                                                     ------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                       2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   4.41     $   5.75     $   7.87     $   8.78     $   9.00
=================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                  0.45+        0.53+        0.77+        0.88+        0.85+
  Net Realized and Unrealized Gain (Loss) on
   Investments                                           0.76        (1.16)       (1.96)       (0.89)       (0.10)
-----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.21        (0.63)       (1.19)       (0.01)        0.75
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                 (0.31)       (0.71)       (0.93)       (0.90)       (0.78)
  Net Realized Gain                                        --           --           --           --        (0.19)
-----------------------------------------------------------------------------------------------------------------
    Total Distributions                                 (0.31)       (0.71)       (0.93)       (0.90)       (0.97)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $   5.31     $   4.41     $   5.75     $   7.87     $   8.78
=================================================================================================================
TOTAL RETURN                                            28.69%      (12.54)%     (16.42)%      (0.40)%       8.67%
=================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $  1,329     $  6,890     $  9,603     $ 10,151     $  7,041
Ratio of Expenses to Average Net Assets (2)              0.76%        0.74%        0.72%        0.71%        0.64%
Ratio of Net Investment Income to Average
 Net Assets                                              8.90%        9.98%       11.32%       10.43%        9.50%
Portfolio Turnover Rate                                    97%          79%          67%          55%          45%
-----------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
      AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including  Expense Offsets and Refund of
        Filing Fees                                       0.75%        0.73%        0.71%        0.70%        0.63%
-----------------------------------------------------------------------------------------------------------------

+       Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

HIGH YIELD PORTFOLIO

                                                                                ADVISER CLASS
                                                           ---------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                           ---------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003         2002        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   4.40     $   5.72    $   7.85    $   8.76    $   8.99
====================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.42+        0.54+       0.72+       0.87+       0.84+
  Net Realized and Unrealized Gain (Loss) on Investments       0.78        (1.15)      (1.92)      (0.88)      (0.11)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           1.20        (0.61)      (1.20)      (0.01)       0.73
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.29)       (0.71)      (0.93)      (0.90)      (0.77)
  Net Realized Gain                                              --           --          --          --       (0.19)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.29)       (0.71)      (0.93)      (0.90)      (0.96)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $   5.31     $   4.40    $   5.72    $   7.85    $   8.76
====================================================================================================================
TOTAL RETURN                                                  28.54%      (12.24)%    (16.62)%     (0.42)%      8.44%
====================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $ 13,936     $ 13,178    $ 95,483    $ 22,781    $ 13,701
Ratio of Expenses to Average Net Assets (1)                    0.86%        0.84%       0.83%       0.81%       0.74%
Ratio of Net Investment Income to Average Net Assets           8.80%        9.88%      11.03%      10.34%       9.29%
Portfolio Turnover Rate                                          97%          79%         67%         55%         45%
--------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
      NET ASSETS:
      Reduction in Ratio of Expense/Increase in Ratio of
        Net Investment Income to Average Net Assets due
          to Expense Offsets and Refund of Filing Fees         0.85%        0.83%       0.82%       0.80%       0.73%
--------------------------------------------------------------------------------------------------------------------

+      Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FINANCIAL HIGHLIGHTS

INTERMEDIATE DURATION PORTFOLIO

                                                                                       INSTITUTIONAL CLASS
                                                               -----------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                               -----------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                                 2003         2002         2001         2000              1999
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.71     $  10.37     $   9.67     $   9.77     $       10.68
================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.28+        0.39+        0.57         0.67+             0.72
  Net Realized and Unrealized Gain (Loss) on Investments           0.14         0.43         0.69        (0.19)            (0.65)
--------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.42         0.82         1.26         0.48              0.07
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.36)       (0.48)       (0.56)       (0.58)            (0.76)
  Net Realized Gain                                               (0.28)          --           --           --             (0.22)
--------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.64)       (0.48)       (0.56)       (0.58)            (0.98)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.49     $  10.71     $  10.37     $   9.67     $        9.77
================================================================================================================================
TOTAL RETURN                                                       4.12%        8.12%       13.42%        5.84%             0.64%
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 23,991     $ 63,912     $ 50,814     $ 37,686     $      50,513
Ratio of Expenses to Average Net Assets (1)                        0.54%        0.54%        0.54%        0.54%             0.49%
Ratio of Net Investment Income to Average Net Assets               2.63%        3.73%        5.62%        6.95%             6.20%
Portfolio Turnover Rate                                              89%          61%          59%          76%               97%
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets Including
        Expense Offsets and Refund of Filing Fees                  0.54%        0.53%        0.54%        0.53%             0.48%

                                                                                        INVESTMENT CLASS
                                                               --------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,                    PERIOD FROM
                                                               -----------------------------------------------    AUGUST 16, 1999**
                                                                                                                                 TO
SELECTED PER SHARE DATA AND RATIOS                                 2003         2002         2001         2000   SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  10.68     $  10.35     $   9.66     $   9.77     $        9.76
===================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                            0.26+        0.37+        0.54         0.65+             0.11
  Net Realized and Unrealized Gain (Loss) on Investments           0.15         0.43         0.70        (0.23)             0.04
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.41         0.80         1.24         0.42              0.15
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.35)       (0.47)       (0.55)       (0.53)            (0.14)
  Net Realized Gain                                               (0.28)          --           --           --                --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.63)       (0.47)       (0.55)       (0.53)            (0.14)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $  10.46     $  10.68     $  10.35     $   9.66     $        9.77
===================================================================================================================================
TOTAL RETURN                                                       3.97%        8.02%       13.24%        5.68%             1.49%++
===================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $ 99,441     $ 58,092     $ 35,094     $ 27,678     $       9,304
Ratio of Expenses to Average Net Assets (2)                        0.69%        0.69%        0.69%        0.69%             0.64%*
Ratio of Net Investment Income to Average Net Assets               2.48%        3.58%        5.47%        6.81%             8.99%*
Portfolio Turnover Rate                                              89%          61%          59%          76%               97%++
-----------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets Including
       Expense Offsets and Refund of Filing Fees                   0.69%        0.68%        0.69%        0.68%             0.63%*
-----------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.
++    Not Annualized.
*     Annualized
**    Initial offering of Investment Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

INTERNATIONAL FIXED INCOME PORTFOLIO

                                                                                  INSTITUTIONAL CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     9.88     $     8.96     $     8.88     $    10.12     $    10.75
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.38+          0.39           0.28+          0.35           0.34
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                1.66           0.53           0.04          (1.15)         (0.41)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           2.04           0.92           0.32          (0.80)         (0.07)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --             --          (0.24)         (0.27)         (0.34)
  Net Realized Gain                                              --             --             --          (0.17)         (0.22)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                          --             --          (0.24)         (0.44)         (0.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    11.92     $     9.88     $     8.96     $     8.88     $    10.12
===============================================================================================================================
TOTAL RETURN                                                  20.65%         10.27%          3.63%         (8.23)%        (0.93)%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  114,932     $   94,474     $   77,363     $  112,456     $  125,981
Ratio of Expenses to Average Net Assets (1)                    0.56%          0.60%          0.55%          0.56%          0.52%
Ratio of Net Investment Income to Average Net Assets           3.51%          3.44%          3.31%          3.76%          3.68%
Portfolio Turnover Rate                                          41%            38%            71%            91%            64%
-------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets                              0.56%          0.60%          0.55%          0.55%          0.52%
-------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FINANCIAL HIGHLIGHTS

LIMITED DURATION PORTFOLIO

                                                                                  INSTITUTIONAL CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.69     $    10.59     $    10.17     $    10.18     $    10.54
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.23+          0.39           0.59           0.60           0.68
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                0.05           0.14           0.42          (0.03)         (0.31)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           0.28           0.53           1.01           0.57           0.37
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.27)         (0.43)         (0.59)         (0.58)         (0.73)
  Net Realized Gain                                           (0.05)            --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.32)         (0.43)         (0.59)         (0.58)         (0.73)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    10.65     $    10.69     $    10.59     $    10.17     $    10.18
===============================================================================================================================
TOTAL RETURN                                                   2.65%          5.13%         10.23%          6.37%          3.61%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  622,801     $  429,937     $  224,358     $  177,776     $  161,538
Ratio of Expenses to Average Net Assets (1)                    0.43%          0.44%          0.43%          0.42%          0.41%
Ratio of Net Investment Income to Average Net Assets           2.17%          3.45%          5.67%          6.61%          6.16%
Portfolio Turnover Rate                                          68%            72%            59%            57%           102%
-------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        Including Expense Offsets and Refund of Filing
        Fees                                                   0.43%          0.44%          0.43%          0.41%          0.41%
-------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

MUNICIPAL PORTFOLIO

                                                                                  INSTITUTIONAL CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    12.49     $    12.14     $    11.43     $    11.39     $    11.96
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.50+          0.47           0.48           0.62           0.55
  Net Realized and Unrealized Gain (Loss) on
    Investments                                               (0.01)          0.39           0.72           0.10          (0.53)
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           0.49           0.86           1.20           0.72           0.02
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.45)         (0.51)         (0.49)         (0.62)         (0.59)
  Net Realized Gain                                              --             --             --          (0.06)            --
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.45)         (0.51)         (0.49)         (0.68)         (0.59)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    12.53     $    12.49     $    12.14     $    11.43     $    11.39
===============================================================================================================================
TOTAL RETURN                                                   4.19%          7.27%         10.69%          6.66%          0.11%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  313,999     $  245,257     $  164,504     $  115,217     $  121,917
Ratio of Expenses to Average Net Assets (1)                    0.50%          0.50%          0.51%          0.51%          0.51%
Ratio of Net Investment Income to Average Net Assets           4.01%          3.70%          4.03%          5.51%          4.72%
Portfolio Turnover Rate                                          47%            72%            70%            82%            88%
-------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed by
        Adviser:
        Expenses to Average Net Assets                         0.51%          0.52%          0.51%          0.51%          0.59%
        Net Investment Income to Average Net Assets            4.00%          4.14%          4.65%          4.30%          3.85%
      Ratio of Expenses to Average Net Assets Including
        Expense Offsets and Refund of Filing Fees              0.50%          0.50%          0.50%          0.50%          0.50%
-------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

                                                                                  INSTITUTIONAL CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     8.78     $    10.60     $    13.37     $    13.83     $    13.46
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.21+          0.25+          0.35+          0.44+          0.45+
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                1.47          (1.75)         (2.07)          1.45           1.71
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           1.68          (1.50)         (1.72)          1.89           2.16
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.31)         (0.32)         (0.38)         (0.46)         (0.43)
  Net Realized Gain                                              --             --          (0.67)         (1.89)         (1.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.31)         (0.32)         (1.05)         (2.35)         (1.79)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    10.15     $     8.78     $    10.60     $    13.37     $    13.83
===============================================================================================================================
TOTAL RETURN                                                  19.48%        (14.60)%       (13.51)%        14.75%         16.99%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $  262,960     $  250,796     $  397,666     $  505,078     $  341,886
Ratio of Expenses to Average Net Assets (1)                    0.60%          0.59%          0.58%          0.58%          0.58%
Ratio of Net Investment Income to Average Net Assets           2.17%          2.37%          2.98%          3.29%          3.21%
Portfolio Turnover Rate                                          84%           133%           157%           162%           111%
-------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets Including
        Expense Offsets and Refund of Filing Fees              0.60%          0.59%          0.57%          0.57%          0.57%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    INVESTMENT CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     8.76     $    10.61     $    13.37     $    13.82     $    13.45
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.18+          0.23+          0.34+          0.42+          0.42+
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                1.48          (1.78)         (2.08)          1.45           1.72
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           1.66          (1.55)         (1.74)          1.87           2.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.29)         (0.30)         (0.35)         (0.43)         (0.41)
  Net Realized Gain                                              --             --          (0.67)         (1.89)         (1.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.29)         (0.30)         (1.02)         (2.32)         (1.77)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    10.13     $     8.76     $    10.61     $    13.37     $    13.82
===============================================================================================================================
TOTAL RETURN                                                  19.28%        (15.03)%       (13.65)%        14.59%         16.84%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $    8,209     $    4,925     $    6,284     $    8,085     $      208
Ratio of Expenses to Average Net Assets (2)                    0.75%          0.74%          0.73%          0.73%          0.74%
Ratio of Net Investment Income to Average Net Assets           2.02%          2.22%          2.83%          3.13%          3.03%
Portfolio Turnover Rate                                          84%           133%           157%           162%           111%
-------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets Included
        Expense Offsets and Refund of Filing Fees              0.75%          0.74%          0.72%          0.72%          0.72%
-------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

September 30, 2003

FINANCIAL HIGHLIGHTS

BALANCED PORTFOLIO

                                                                                     ADVISER CLASS
                                                         ----------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                         ----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002           2001           2000           1999
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $     8.77     $    10.57     $    13.34     $    13.80     $    13.43
===============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.18+          0.22+          0.33+          0.41+          0.42+
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                1.46          (1.74)         (2.09)          1.44           1.71
-------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                           1.64          (1.52)         (1.76)          1.85           2.13
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                       (0.28)         (0.28)         (0.34)         (0.42)         (0.40)
  Net Realized Gain                                              --             --          (0.67)         (1.89)         (1.36)
-------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                       (0.28)         (0.28)         (1.01)         (2.31)         (1.76)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $    10.13     $     8.77     $    10.57     $    13.34     $    13.80
===============================================================================================================================
TOTAL RETURN                                                  19.12%        (14.76)%       (13.79)%        14.46%         16.76%
===============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $   59,254     $   51,761     $   57,172     $   33,928     $   29,210
Ratio of Expenses to Average Net Assets (1)                    0.85%          0.84%          0.84%          0.83%          0.83%
Ratio of Net Investment Income to Average Net Assets           1.92%          2.12%          2.77%          3.04%          2.97%
Portfolio Turnover Rate                                          84%           133%           157%           162%           111%
-------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets Including
        Expense Offsets and Refund of Filing Fees              0.85%          0.84%          0.83%          0.82%          0.82%
-------------------------------------------------------------------------------------------------------------------------------

+     Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2003, the Fund was comprised of nineteen active portfolios. The accompanying financial statements and financial highlights are those of the Core Plus Fixed Income, Investment Grade Fixed Income, U.S. Core Fixed Income, Cash Reserves, High Yield, Intermediate Duration, International Fixed Income, Limited Duration, Municipal and Balanced Portfolios, all of which except the International Fixed Income Portfolios are considered diversified for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios of the Fund are presented separately.

The Fund offers up to three different classes of shares for certain Portfolios -- Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures approved by the Board of Trustees, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Portfolios' custodian until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. FUTURES: Financial futures contracts (secured by cash and securities deposited with brokers as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. "Due from (to) Broker" includes initial margin and variation margin, as stated in the Statement of Net Assets.

     Futures contracts may be used by each Portfolio, except the Cash Reserves Portfolio, in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

     Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

4. SECURITIES SOLD SHORT: Each Portfolio, except Cash Reserves Portfolio, may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the

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2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between
     (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

5. SWAP AGREEMENTS: Each Portfolio, except the Cash Reserves Portfolio, may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in "Due from (to) Broker" on the Statement of Net Assets. The following summarizes swaps entered into by the Portfolios:

     CREDIT DEFAULT SWAPS: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. In a zero-coupon interest rate swap payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the unrealized gain/loss reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net payments to be received, if any, at the date of default.

6. STRUCTURED INVESTMENTS: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

7. DELAYED DELIVERY COMMITMENTS: Each Portfolio, except the Cash Reserves Portfolio, may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securi-

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     ties or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

8. PURCHASED OPTIONS: Certain Portfolios may purchase call and put options on their portfolio securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the instrument at the exercise price. A Portfolio may purchase a put option to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Portfolio the right to sell the instrument at the option exercise price. Possible losses from purchased options cannot exceed the total amount invested.

9. FOREIGN CURRENCY TRANSLATION AND FOREIGN CURRENCY EXCHANGE CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

     A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the U.S. Core Fixed Income, Cash Reserves, and Limited Duration Portfolios) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

     At September 30, 2003, the net assets of certain Portfolios were substantially comprised of foreign-currency denominated securities and foreign currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis.

     Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly owned by indirect subsidiaries of Morgan Stanley for

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the fiscal year ended September 30, 2003, the investment advisory fees of each of the Portfolios were:

                                           VOLUNTARY EXPENSE LIMITATIONS
                                 ANNUAL -----------------------------------
                             INVESTMENT  INSTITUTIONAL  INVESTMENT  ADVISER
PORTFOLIO                  ADVISORY FEE          CLASS       CLASS    CLASS
---------------------------------------------------------------------------
Core Plus Fixed Income            0.375%            --%         --%      --%
Investment Grade Fixed
  Income                          0.375             --          --       --
U.S. Core Fixed Income            0.375           0.50          --     0.75
Cash Reserves                     0.250           0.32        0.47       --
High Yield                        0.450             --          --       --
Intermediate Duration             0.375             --          --       --
International Fixed Income        0.375             --          --       --
Limited Duration                  0.300             --          --       --
Municipal                         0.375           0.50          --       --
Balanced                          0.450             --          --       --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

Morgan Stanley Investment Management Limited ("MSIM Limited") serves as Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolio, makes certain day-today investment decisions for the Portfolio and places certain of the Portfolio's MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. ("JPMIS") a corporate affiliate of JPMorgan Chase Bank, serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services. An employee of JPMIS is an officer of the Fund.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays an annual distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays an annual shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alliance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% distribution fee it is entitled to receive from the Adviser Class Shares' average daily net assets for the Investment Grade Fixed Income Portfolio.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offset" on the Statements of Operations.

F.   PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES. For the fiscal year ended September 30, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                         PURCHASES            SALES
PORTFOLIO                                    (000)            (000)
-------------------------------------------------------------------
Core Plus Fixed Income                 $ 3,630,280      $ 5,481,077
Investment Grade Fixed Income              479,549          503,319
U.S. Core Fixed Income                     442,543          436,861
High Yield                                 315,386          411,915
Intermediate Duration                      142,497           95,983
International Fixed Income                  36,313           47,561
Limited Duration                           453,878          212,447
Municipal                                  224,916          143,993
Balanced                                   248,180          327,797

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

  For the fiscal year ended September 30, 2003, purchases and sales of long-term U.S. government securities were:

                                         PURCHASES            SALES
PORTFOLIO                                    (000)            (000)
-------------------------------------------------------------------
Core Plus Fixed Income                 $ 1,066,821      $ 1,111,812
Investment Grade Fixed Income              132,413          132,061
U.S. Core Fixed Income                      54,770           59,671
Intermediate Duration                       23,715           23,292
Limited Duration                           216,740          101,402
Balanced                                    37,685           25,757

2. TRANSACTIONS WITH AFFILIATES: During the fiscal year ended September 30, 2003, the Balanced Portfolio paid brokerage commissions of approximately $2,000 to Morgan Stanley & Co., an affiliated broker/dealer.

3. SWAP AGREEMENTS: At September 30, 2003, the following Portfolios had open Swap Agreements:

                               NOTIONAL
                  TERMINATION   AMOUNT
COUNTERPARTY         DATE       (000)      TYPE   PAY                                RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Bank of America      1/30/04   $  31,000   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     1/30/04      29,000   TRS    4 month LIBOR                      Index Return(1)
                     9/30/04     107,050   IRS    fixed rate of 2.3932%              3 month LIBOR
                     2/27/04      22,500   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     9/28/12      40,750   IRS    fixed rate of 4.4685%              3 month LIBOR
Citigroup           10/31/03      25,000   TRS    3 month LIBOR less 35 basis points Index Return(2)
                     3/15/12      82,300   IRS    fixed rate of 5.99625%             3 month LIBOR
                     3/19/12      81,700   IRS    fixed rate of 6.0428%              3 month LIBOR
                     6/27/12      58,225   IRS    fixed rate of 5.3628%              3 month LIBOR
                     2/15/20      15,250   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     2/15/20      15,250   ZCS    at maturity                        compounded 3 month LIBOR less 2.75 basis point
                     2/15/20      53,000   ZCS    at maturity                        compounded 3 month LIBOR less 4.14 basis points
                     2/15/20      52,000   ZCS    at maturity                        compounded 3 month LIBOR less 4.882 basis
                                                                                       points
                     5/15/20      25,725   ZCS    at maturity                        compounded 3 month LIBOR less 6 basis points
                     5/15/20     117,850   ZCS    at maturity                        compounded 3 month LIBOR less 5.75 basis points
                     5/15/20      20,350   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     8/15/20      18,000   ZCS    at maturity                        compounded 3 month LIBOR less 7.25 basis points
                     5/15/21      10,000   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21      46,300   ZCS    at maturity                        compounded 3 month LIBOR less 5.75 basis points
                     5/15/21      23,150   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                     5/15/21      23,100   ZCS    at maturity                        compounded 3 month LIBOR less 3.0 basis points
                     5/15/21      16,000   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21      23,150   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis points
                    11/15/21      23,150   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
Credit Suisse First
  Boston             5/15/21      69,450   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21      69,300   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21      23,100   ZCS    at maturity                        compounded 3 month LIBOR
Deutsche Bank       11/14/07       5,000   CDS    fixed rate of 1.20%                upon the occurrence of a negative credit
                                                                                     event(3)
Goldman Sachs        6/27/12      63,475   IRS    fixed rate of 5.3776%              3 month LIBOR
                     2/15/20      17,700   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/20       7,275   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/20      10,000   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/21      15,500   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21      23,100   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21      40,525   ZCS    at maturity                        compounded 3 month LIBOR
                     8/15/22      18,000   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/22      23,100   ZCS    at maturity                        compounded 3 month LIBOR
                      4/5/32      41,625   IRS    fixed rate of 6.3291%              3 month LIBOR
                     6/27/32      31,600   IRS    fixed rate of 5.9745%              3 month LIBOR
Merrill Lynch       10/31/03       9,188   TRS    3 month LIBOR less 30 basis points Index Return(2)

                                NET UNREALIZED
                                  APPRECIATION
                  TERMINATION   (DEPRECIATION)
COUNTERPARTY         DATE                (000)
----------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
Bank of America      1/30/04   $         1,874
                     1/30/04                --
                     9/30/04            (1,220)
                     2/27/04             1,142
                     9/28/12              (802)
Citigroup           10/31/03              (443)
                     3/15/12           (11,273)
                     3/19/12           (11,471)
                     6/27/12            (5,208)
                     2/15/20               343
                     2/15/20               331
                     2/15/20               860
                     2/15/20
                                           760
                     5/15/20               220
                     5/15/20               472
                     5/15/20               142
                     8/15/20                12
                     5/15/21              (141)
                     5/15/21               248
                     5/15/21               246
                     5/15/21               953
                     5/15/21               838
                    11/15/21                87
                    11/15/21                75
Credit Suisse First
  Boston             5/15/21                33
                     5/15/21               549
                     5/15/21               502
Deutsche Bank       11/14/07              (147)

Goldman Sachs        6/27/12            (5,748)
                     2/15/20               215
                     2/15/20                88
                     5/15/20               195
                     2/15/21                48
                    11/15/21               201
                    11/15/21                15
                     8/15/22              (270)
                    11/15/22               833
                      4/5/32            (7,118)
                     6/27/32            (3,713)
Merrill Lynch       10/31/03               540
                               ---------------
                                       (35,732)
                               ===============

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                               NOTIONAL
                  TERMINATION   AMOUNT
COUNTERPARTY         DATE       (000)      TYPE   PAY                                RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME PORTFOLIO
Bank of America     11/28/03   $   3,900   TRS    3 month LIBOR less 60 basis points Index Return(1)
                    12/31/03       4,000   TRS    4 month LIBOR                      Index Return(1)
                     1/30/04       6,700   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     2/27/04       3,350   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     9/30/04      14,450   IRS    fixed rate of 2.3932%              3 month LIBOR
                     9/28/12       4,575   IRS    fixed rate of 4.4685%              3 month LIBOR
Citigroup           10/31/03       2,500   TRS    3 month LIBOR less 35 basis points Index Return(2)
                     3/19/12       9,875   IRS    fixed rate of 6.0428%              3 month LIBOR
                     6/27/12       7,300   IRS    fixed rate of 5.3628%              3 month LIBOR
                     8/16/12      12,380   IRS    fixed rate of 4.55%                3 month LIBOR
                     2/15/20       4,600   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     2/15/20       4,600   ZCS    at maturity                        compounded 3 month LIBOR less 2.75 basis points
                     2/15/20      16,100   ZCS    at maturity                        compounded 3 month LIBOR less 4.14 basis points
                     2/15/20       6,425   ZCS    at maturity                        compounded 3 month LIBOR less 4.882 basis
                                                                                       points
                     5/15/20       3,425   ZCS    at maturity                        compounded 3 month LIBOR less 6 basis points
                     5/15/20       2,950   ZCS    at maturity                        compounded 3 month LIBOR less 5.75 basis points
                     5/15/20       6,150   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     8/15/20       3,400   ZCS    at maturity                        compounded 3 month LIBOR less 7.25 basis points
                     5/15/21      16,000   ZCS    at maturity                        compounded 3 month LIBOR less 8 basis points
                     5/15/21       2,700   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       2,700   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       5,000   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       7,200   ZCS    at maturity                        compounded 3 month LIBOR less 3.75 basis points
                     5/15/21       3,600   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis points
                     5/15/21       3,475   ZCS    at maturity                        compounded 3 month LIBOR less 3.0 basis points
                     5/15/21       5,000   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21       3,600   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21       5,350   ZCS    at maturity                        compounded 3 month LIBOR less 3.7 basis points
                    11/15/21       3,600   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis points
                    5/28/32       12,375   IRS    fixed rate of 6.1328%              3 month LIBOR
Credit Suisse First
  Boston             5/15/21      10,800   ZCS    at maturity                        compounded 3 month LIBOR

                     5/15/21      10,425   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21       3,475   ZCS    at maturity                        compounded 3 month LIBOR
Goldman Sachs        2/15/20       1,200   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/20       2,550   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/20         675   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21       3,475   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21       6,325   ZCS    at maturity                        compounded 3 month LIBOR
                     8/15/22       3,400   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/22       3,475   ZCS    at maturity                        compounded 3 month LIBOR
                     6/27/32       2,925   IRS    fixed rate of 5.9745%              3 month LIBOR
Merrill Lynch       10/31/03         775   TRS    3 month LIBOR less 30 basis points Index Return(2)
                     3/12/13       4,500   IRS    fixed rate of 4.03%                3 month LIBOR

U.S. CORE FIXED INCOME PORTFOLIO
Bank of America     11/28/03         780   TRS    3 month LIBOR less 60 basis points Index Return(1)
                    12/31/03        780    TRS    4 month LIBOR                      Index Return(1)
                    1/30/04        6,100   TRS    3 month LIBOR less 50 basis points Index Return(1)
                    2/27/04        2,000   TRS    3 month LIBOR less 50 basis points Index Return(1)
                    9/30/04        8,350   IRS    fixed rate of 2.3932%              3 month LIBOR
                    9/28/12        3,850   IRS    fixed rate of 4.4685%              3 month LIBOR
Citigroup           10/31/03       2,000   TRS    3 month LIBOR less 35 basis points Index Return(2)

                                NET UNREALIZED
                                  APPRECIATION
                  TERMINATION   (DEPRECIATION)
COUNTERPARTY         DATE                (000)
----------------------------------------------
INVESTMENT GRADE FIXED INCOME PORTFOLIO
Bank of America     11/28/03   $           198
                    12/31/03               203
                     1/30/04               405
                     2/27/04               170
                     9/30/04              (165)
                     9/28/12               (90)
Citigroup           10/31/03               (44)
                     3/19/12            (1,386)
                     6/27/12              (653)
                     8/16/12              (334)
                     2/15/20               103
                     2/15/20               100
                     2/15/20               261
                     2/15/20
                                            94
                     5/15/20                29
                     5/15/20                12
                     5/15/20                43
                     8/15/20                 2
                     5/15/21              (170)
                     5/15/21               (31)
                     5/15/21               (27)
                     5/15/21               (70)
                     5/15/21                39
                     5/15/21                38
                     5/15/21               143
                     5/15/21               262
                    11/15/21                13
                    11/15/21                 1
                    11/15/21                12
                    5/28/32             (1,754)
Credit Suisse First
  Boston             5/15/21                 4

                     5/15/21                83
                     5/15/21                75
Goldman Sachs        2/15/20                15
                     2/15/20                31
                     5/15/20                13
                    11/15/21                30
                    11/15/21                 2
                     8/15/22               (16)
                    11/15/22               125
                     6/27/32              (344)
Merrill Lynch       10/31/03                46
                     3/12/13                91
                               ---------------
                                        (2,441)
                               ===============

U.S. CORE FIXED INCOME PORTFOLIO
Bank of America     11/28/03                40
                    12/31/03                40
                    1/30/04                369
                    2/27/04                102
                    9/30/04                (95)
                    9/28/12                (76)
Citigroup           10/31/03               (35)

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                               NOTIONAL
                  TERMINATION   AMOUNT
COUNTERPARTY         DATE       (000)      TYPE   PAY                                RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
U.S. CORE FIXED INCOME PORTFOLIO (CONT'D)
Citigroup            6/27/12    $  3,875   IRS    fixed rate of 5.3628%              3 month LIBOR
                     8/16/12       7,000   IRS    fixed rate of 4.55%                3 month LIBOR
                     7/21/13       1,750   IRS    fixed rate of 4.375%               3 month LIBOR
                     2/15/20       1,325   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     2/15/20       1,325   ZCS    at maturity                        compounded 3 month LIBOR less 2.75 basis points
                     2/15/20       4,550   ZCS    at maturity                        compounded 3 month LIBOR less 4.14 basis points
                     2/15/20       3,300   ZCS    at maturity                        compounded 3 month LIBOR less 4.882 basis
                                                                                       points
                     5/15/20       1,650   ZCS    at maturity                        compounded 3 month LIBOR less 6 basis points
                     5/15/20       9,750   ZCS    at maturity                        compounded 3 month LIBOR less 5.75 basis points
                     5/15/20       3,500   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis points
                     8/15/20       2,000   ZCS    at maturity                        compounded 3 month LIBOR less 7.25 basis points
                     5/15/21       2,000   ZCS    at maturity                        compounded 3 month LIBOR less 8 basis points
                     5/15/21       1,500   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       1,500   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       4,500   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21       4,350   ZCS    at maturity                        compounded 3 month LIBOR less 3.75 basis points
                     5/15/21       2,175   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis points
                     5/15/21       2,200   ZCS    at maturity                        compounded 3 month LIBOR less 3.0 basis points
                     5/15/21       6,750   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21       2,175   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21       3,000   ZCS    at maturity                        compounded 3 month LIBOR less 3.7 basis points
                    11/15/21       2,175   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis points
Credit Suisse First                               at maturity
  Boston             5/15/21       6,525   ZCS                                       compounded 3 month LIBOR
                     5/15/21       6,600   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21       2,200   ZCS    at maturity                        compounded 3 month LIBOR
Goldman Sachs       10/22/12       3,250   IRS    fixed rate of 4.754%               3 month LIBOR
                     2/15/20       1,100   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/20       1,175   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/20         675   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/21         500   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21       2,200   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21       3,800   ZCS    at maturity                        compounded 3 month LIBOR
                     8/15/22       2,000   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/22       2,200   ZCS    at maturity                        compounded 3 month LIBOR
                    10/21/32       4,700   IRS    fixed rate of 5.5044%              3 month LIBOR
Merrill Lynch       10/31/03         500   TRS    3 month LIBOR less 30 basis points Index Return(2)
                     3/12/13       2,250   IRS    fixed rate of 4.03%                3 month LIBOR

INTERMEDIATE DURATION PORTFOLIO
Bank of America      1/30/04       1,300   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     1/30/04       1,600   TRS    4 month LIBOR                      Index Return(1)
Citigroup            3/15/12       1,350   IRS    fixed rate of 5.99625%             3 month LIBOR
                     3/19/12       1,350   IRS    fixed rate of 6.0428%              3 month LIBOR
                    11/27/12       6,800   IRS    fixed rate of 4.6165%              3 month LIBOR
Merrill Lynch       10/31/03          88   TRS    3 month LIBOR less 30 basis points Index Return(2)

MUNICIPAL PORTFOLIO
Citigroup            8/15/20       5,000   ZCS    at maturity                        3 month LIBOR less 6.25 basis points
                     6/17/23      35,000   IRS    fixed rate of 4.396%               3 month LIBOR
Goldman Sachs        2/15/22      50,000   ZCS    at maturity                        compounded 3 month LIBOR
Lehman Brothers     11/01/03       7,500   TRS    1 month LIBOR plus 43 basis points Index Return(4)

                                NET UNREALIZED
                                  APPRECIATION
                  TERMINATION   (DEPRECIATION)
COUNTERPARTY         DATE                (000)
----------------------------------------------
U.S. CORE FIXED INCOME PORTFOLIO (CONT'D)
Citigroup            6/27/12   $          (347)
                     8/16/12              (189)
                     7/21/13                (5)
                     2/15/20                30
                     2/15/20                29
                     2/15/20                74
                     2/15/20                48
                     5/15/20                14
                     5/15/20                39
                     5/15/20                24
                     8/15/20                 1
                     5/15/21               (21)
                     5/15/21               (17)
                     5/15/21               (15)
                     5/15/21               (63)
                     5/15/21                23
                     5/15/21                23
                     5/15/21                91
                     5/15/21               354
                    11/15/21                 8
                    11/15/21               --@
                    11/15/21                 7
Credit Suisse First
  Boston             5/15/21                 3
                     5/15/21                52
                     5/15/21                48
Goldman Sachs       10/22/12              (131)
                     2/15/20                13
                     2/15/20                14
                     5/15/20                13
                     2/15/21                 2
                    11/15/21                19
                    11/15/21                 1
                     8/15/22               (10)
                    11/15/22                79
                    10/21/32              (216)
Merrill Lynch       10/31/03                29
                     3/12/13                45
                               ---------------
                                           414
                               ===============

INTERMEDIATE DURATION PORTFOLIO
Bank of America      1/30/04                79
                     1/30/04                --
Citigroup            3/15/12              (185)
                     3/19/12              (189)
                    11/27/12              (199)
Merrill Lynch       10/31/03                 5
                               ---------------
                                          (489)
                               ===============
MUNICIPAL PORTFOLIO
Citigroup            8/15/20                --
                     6/17/23             1,240
Goldman Sachs        2/15/22              (117)
Lehman Brothers     11/01/03             2,312
                               ---------------
                                         3,435
                               ===============

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

                               NOTIONAL
                  TERMINATION   AMOUNT
COUNTERPARTY         DATE       (000)      TYPE   PAY                                RECEIVE
------------------------------------------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME PORTFOLIO
BALANCED PORTFOLIO
Bank of America     11/28/03    $     135   TRS    3 month LIBOR less 60 basis points Index Return(1)
                    12/31/03          135   TRS    4 month LIBOR                      Index Return(1)
                     1/30/04        1,600   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     2/27/04          525   TRS    3 month LIBOR less 50 basis points Index Return(1)
                     9/30/04        2,850   IRS    fixed rate of 2.3932%              3 month LIBOR
                     9/28/12          950   IRS    fixed rate of 4.4685%              3 month LIBOR
Citigroup           10/31/03          800   TRS    3 month LIBOR less 35 basis points Index Return(2)
                     3/19/12        2,650   IRS    fixed rate of 6.0428%              3 month LIBOR
                     6/27/12        2,550   IRS    fixed Rate of 5.3628%              3 month LIBOR
                     6/28/12        1,750   IRS    fixed Rate of 5.2133%              3 month LIBOR
                     8/16/12        1,930   IRS    fixed Rate of 4.55%                3 month LIBOR
                     5/15/20        1,025   ZCS    at maturity                        compounded 3 month LIBOR less 3.1 basis
                                                                                        points
                     8/15/20          550   ZCS    at maturity                        compounded 3 month LIBOR less 7.25 basis
                                                                                        points
                     5/15/21        2,500   ZCS    at maturity                        compounded 3 month LIBOR less 8 basis points
                     5/15/21          400   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis
                                                                                        points
                     5/15/21          400   ZCS    at maturity                        compounded 3 month LIBOR less 7.5 basis points
                     5/15/21        1,000   ZCS    at maturity                        compounded 3 month LIBOR less 7.5
                                                                                        basis points
                     5/15/21        1,150   ZCS    at maturity                        compounded 3 month LIBOR less 3.75 basis
                                                                                        points
                     5/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR less 4.5
                                                                                        basis points
                     5/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR less 3.0 basis points
                    11/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR less 4.5 basis points
                    11/15/21          875   ZCS    at maturity                        compounded 3 month LIBOR less 3.7 basis points
                    11/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR less 4.25 basis
                                                                                        points
Credit Suisse First
  Boston             5/15/21        1,725   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21        1,725   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR
Goldman Sachs        2/15/20        2,550   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/20        1,175   ZCS    at maturity                        compounded 3 month LIBOR
                     5/15/20          950   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/21        1,175   ZCS    at maturity                        compounded 3 month LIBOR
                     2/15/21        1,000   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21          575   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/21        1,000   ZCS    at maturity                        compounded 3 month LIBOR
                     8/15/22          550   ZCS    at maturity                        compounded 3 month LIBOR
                    11/15/22          575   ZCS    at maturity                        compounded 3 month LIBOR
                     6/27/32        1,600   IRS    fixed rate of 5.9745%              3 month LIBOR
Merrill Lynch       10/31/03          400   TRS    3 month LIBOR less 30 basis points Index Return(2)
                     3/12/13          750   IRS    fixed rate of 4.03%                3 month LIBOR

                                NET UNREALIZED
                                  APPRECIATION
                  TERMINATION   (DEPRECIATION)
COUNTERPARTY         DATE                (000)
----------------------------------------------
BALANCED PORTFOLIO
Bank of America     11/28/03    $            7
                    12/31/03                 7
                     1/30/04                97
                     2/27/04                27
                     9/30/04               (33)
                     9/28/12               (19)
Citigroup           10/31/03               (14)
                     3/19/12              (372)
                     6/27/12              (228)
                     6/28/12              (137)
                     8/16/12               (52)
                     5/15/20                 7
                     8/15/20                --@
                     5/15/21               (27)
                     5/15/21                (5)
                     5/15/21                (4)
                     5/15/21               (14)
                     5/15/21                 6
                     5/15/21                 6
                     5/15/21                24
                    11/15/21                 2
                    11/15/21                --@
                    11/15/21                 2
Credit Suisse First
  Boston             5/15/21                 1
                     5/15/21                14
                     5/15/21                12
Goldman Sachs        2/15/20                31
                     2/15/20                14
                     5/15/20                19
                     2/15/21                 4
                     2/15/21                --@
                    11/15/21                 5
                    11/15/21                --@
                     8/15/22                (3)
                    11/15/22                21
                     6/27/32              (188)
Merrill Lynch       10/31/03                24
                     3/12/13                15
                                --------------
                                          (751)
                                ==============

  (1) Receive if positive (pay if negative), the total rate of return on the Banc of America Securities LLC AAA 10-year Commercial Mortgage-Backed Securities Daily Index.

  (2) Receive if positive (pay if negative), the total rate of return on the Commercial Mortgage-Backed Securities AAA Custom Index.

  (3) Payment of $1,000,000 or $10,000,000, in the event of a missed payment or bankruptcy by the issuer, respectively, of Cooper Tire and Rubber Co. 7.75% Bond Maturing 12/15/2009.

  (4) Receive if positive (pay if negative), the total rate of return on the Lehman Brothers CMBS Index.

  CDS -- Credit Default Swap
  IRS -- Interest Rate Swap
  TRS -- Total Return Swap
  ZCS -- Zero Coupon Interest Rate Swap
  @ -- Amount is less than $500.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

G. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash or securities as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of loaned securities and related collateral outstanding at September 30, 2003 are as follows:

                                       VALUE OF
                                         LOANED       VALUE OF
                                     SECURITIES     COLLATERAL
PORTFOLIO                                 (000)          (000)
--------------------------------------------------------------
Core Plus Fixed Income                $ 307,633      $ 310,771
Investment Grade Fixed Income            89,360         90,095
U.S. Core Fixed Income                   71,049         71,872
High Yield                               64,574         65,392
Balanced                                  9,874          9,920

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                                  NET INTEREST
                                                     EARNED BY
                                                     PORTFOLIO
PORTFOLIO                                                 (000)
--------------------------------------------------------------
Core Plus Fixed Income                               $     570
Investment Grade Fixed Income                              133
U.S. Core Fixed Income                                      64
High Yield                                                 177
Balanced                                                    59

H. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Cash Reserves Portfolio which are declared daily and paid monthly and Intermediate Duration, Limited Duration and Municipal Portfolios which are declared and paid monthly. Net realized capital gains are distributed at least annually.

The tax character of the Municipal distributions include tax exempt as well as taxable components. The undistributed ordinary income for the Municipal Portfolio includes tax exempt as well as taxable components.

The tax character for distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 were as follows:

                                             2003           2002
                                         DISTRIBUTIONS   DISTRIBUTIONS
                                          PAID FROM:      PAID FROM:
                                  ------------------------------------
                                     ORDINARY     LONG-TERM   ORDINARY
                                       INCOME  CAPITAL GAIN     INCOME
PORTFOLIO                               (000)         (000)      (000)
----------------------------------------------------------------------
Core Plus Fixed Income              $ 267,294       $    --  $ 261,898
Investment Grade Fixed Income          28,788           666     17,261
U.S. Core Fixed Income                 20,574           199     11,282
Cash Reserves                           1,432            --      2,539
High Yield                             24,256            --     81,395
Intermediate Duration                   6,936         1,160      4,621
Limited Duration                       14,833           688     11,264
Municipal                              10,489            --      8,022
Balanced                               10,117            --     13,362

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized net gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed net

2003 ANNUAL REPORT

September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

investment income (loss) for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

At September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED   UNDISTRIBUTED
                                       ORDINARY       LONG-TERM
                                         INCOME    CAPITAL GAIN
PORTFOLIO                                 (000)           (000)
---------------------------------------------------------------
Core Plus Fixed Income                 $ 42,991            $ --
Investment Grade Fixed Income             6,776              --
U.S. Core Fixed Income                    4,367              --
Cash Reserves                               105              --
High Yield                                6,651              --
Intermediate Duration                       731              --
International Fixed Income               13,791              --
Limited Duration                          1,417              --
Municipal                                 1,292              --
Balanced                                  2,116

At September 30, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                            NET
                                                                     UNREALIZED
                                                                   APPRECIATION
                               COST  APPRECIATION  DEPRECIATION  (DEPRECIATION)
PORTFOLIO                     (000)         (000)         (000)           (000)
-------------------------------------------------------------------------------
Core Plus Fixed
  Income                $ 4,269,245     $ 120,130     $ (76,695)       $ 43,435
Investment Grade
  Fixed Income              817,432        20,187        (5,190)         14,997
U.S. Core Fixed
  Income                    484,005        12,935        (3,525)          9,410
Cash Reserves               140,062            --            --              --
High Yield                  456,976        26,010       (79,274)        (53,264)
Intermediate Duration       155,498         4,283          (484)          3,799
International Fixed
  Income                     86,420        12,657          (184)         12,473
Limited Duration            727,249         9,305          (767)          8,538
Municipal                   326,276        18,729        (2,646)         16,083
Balanced                    359,061        21,811        (9,179)         12,632

At September 30, 2003, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                              EXPIRATION DATE
                               SEPTEMBER 30,
                                   (000)
                     ---------------------------------------------------------
PORTFOLIO             2007      2008      2009      2010       2011      TOTAL
------------------------------------------------------------------------------
Core Plus Fixed
  Income             $  --  $     --  $     --  $     --   $ 53,942  $ 53,942
Investment Grade
  Fixed Income          --        --        --        --         --         --
U.S. Core Fixed
  Income                --        --        --        --         --         --
Cash Reserves           --        --        --        --          5          5
High Yield             718    12,236    26,962    20,212    183,778    243,906
Intermediate
  Duration              --        --        --        --        280        280
International
  Fixed Income          --        --     1,259        57         --      1,316
Limited Duration        --        --                  --         --         --
Municipal               --        --       281        --        171        452
Balanced                --        --     4,254    38,924     40,947     84,125

In addition to the $243,906,000 in unused capital losses attributed to the High Yield Portfolio in the table above, approximately $63,437,000 has been brought forward as a result of the Portfolio. The utilization of the capital loss carryforward in subsequent years may be limited pursuant to sections 382 and 383 of the Internal Revenue Code. This acquired capital loss carryforward is expected to expire between 2006-2011.

To the extent that capital loss carryover is used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2003, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2002 and September 30, 2003 up to the following amounts:

                                                POST-OCTOBER
                                       ------------------------------
                                       CAPITAL LOSSES CURRENCY LOSSES
PORTFOLIO                                       (000)           (000)
---------------------------------------------------------------------
Core Plus Fixed Income                      $   2,277           $  --
Investment Grade Fixed Income                     658               8
U.S. Core Fixed Income                          3,967              --
Cash Reserves                                      --              --
High Yield                                    206,433             446
Intermediate Duration                             269               3
International Fixed Income                         --              --
Limited Duration                                  463              --
Municipal                                       5,315              --
Balanced                                        8,434              --

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

I. REFUND OF FILING FEES. Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $337,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Refund of Filing Fees".

J. OTHER. At September 30, 2003, the High Yield Portfolio's net assets were substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect the issuer's ability to make payments of income and principal on these securities and ultimately impact their valuation.

A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2003, approximately 53.3% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolio's net assets:

                                                                 % OF
                                                          PORTFOLIO'S
INSURERS                                                   NET ASSETS
---------------------------------------------------------------------
MBIA                                                             18.0%
AMBAC                                                            10.2
FGIC                                                             14.1
FSA                                                              11.0

At September 30, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                        PERCENTAGE OF OWNERSHIP
                                   ----------------------------------
                                   INSTITUTIONAL  INVESTMENT  ADVISER
PORTFOLIO                                  CLASS       CLASS    CLASS
---------------------------------------------------------------------
Core Plus Fixed Income                  20.9%        85.4%     72.5%
Investment Grade Fixed Income           50.1           --      54.9
U.S. Core Fixed Income                  65.7           --      94.2
Cash Reserves                           71.0        100.0        --
High Yield                              45.5         95.7      72.9
Intermediate Duration                   86.6         98.0        --
International Fixed Income              84.3           --        --
Limited Duration                        85.9           --        --
Municipal                               39.4           --        --
Balanced                                81.0         99.5      91.1

K. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED). On June 5, 2003, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Trustees, effective July 31, 2003:

                                                  VOTES IN      VOTES
                                                  FAVOR OF    AGAINST
---------------------------------------------------------------------
Michael Bozic                                  905,751,024  3,948,484
Charles A. Fiumefreddo                         905,751,256  3,948,252
Edwin J. Garn                                  905,235,651  4,463,857
Wayne E. Hedien                                905,751,024  3,948,484
James F. Higgins                               905,751,256  3,948,252
Dr. Manuel H. Johnson                          905,751,256  3,948,252
Philip J. Purcell                              905,684,325  4,015,183

Also effective July 31, 2003, in connection with a reconstitution of the Fund's Board of Trustees, John D. Barrett II, Thomas P. Gerrity, Gerard E. Jones, Vincent R. McLean, C. Oscar Morong, Jr., William G. Morton, Jr., Ronald E. Robison, and Mitchell M. Merin have resigned from the Board of Trustees.

2003 ANNUAL REPORT

September 30, 2003

INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Institutional Fund Trust


We have audited the accompanying statements of net assets of the Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, U.S. Core Fixed Income Portfolio, Cash Reserves Portfolio, High Yield Portfolio, Intermediate Duration Portfolio, International Fixed Income Portfolio, Limited Duration Portfolio, Municipal Portfolio and Balanced Portfolio, (the "Funds") (ten of the portfolios constituting Morgan Stanley Institutional Fund Trust) as of September 30, 2003, and the related statements of operations for the year then ended, the statements of cash flows for the Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, U.S. Core Fixed Income Portfolio, Intermediate Duration Portfolio, Limited Duration Portfolio, Municipal Portfolio and Balanced Portfolio for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended September 30, 1999 were audited by other auditors whose report, dated November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned ten Funds of Morgan Stanley Institutional Fund Trust at September 30, 2003, the results of their operations for the year then ended, the cash flows for the aforementioned seven portfolios for the year then ended, and the changes in their net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 14, 2003

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

For the year ended September 30, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

               PORTFOLIO                                    AMOUNT
               ---------------------------------------------------
               High Yield                                      2.2%
               Balanced                                       32.9

For the year ended September 30, 2003, qualified dividend income for each applicable Portfolio totaled:

                                                        QUALIFYING
                                                          DIVIDEND
                                                            INCOME
               PORTFOLIO                                     (000)
               ---------------------------------------------------
               Balanced                                   $  1,787

For the year ended September 30, 2003, the percentage of income earned from direct U.S. Treasury Obligations was as follows.

                                                            INCOME
                                                            EARNED
               PORTFOLIO                                      (000)
               ----------------------------------------------------
               Core Plus Fixed Income                         22.8%
               Investment Grade Fixed Income                  33.9
               U.S. Core Fixed Income                         39.2
               Cash Reserves                                  18.4
               Intermediate Duration                          19.1
               International Fixed Income                      1.2
               Limited Duration                               23.8
               Municipal                                       1.2
               Balanced                                       15.9

* The information reported in this notice may differ from the information shareholders receive for the calendar year ending December 31, 2003. Amounts for the calendar year ending December 31, 2003 will be provided with Form 1099-DIV to be mailed on or before January 31, 2004.

2003 ANNUAL REPORT

September 30, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

INDEPENDENT TRUSTEES:

                                             TERM OF
                                             OFFICE                                        NUMBER OF
                                             AND                                           PORTFOLIOS IN
                            POSITION(S) HELD LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS OF    WITH             TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
TRUSTEE                     REGISTRANT       SERVED*    PAST 5 YEARS                       TRUSTEE**     BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Michael Bozic (62)          Trustee          Trustee    Retired; Director or Trustee of    211           Director of Weirton Steel
1 Trimont Lane                               since      the Retail Funds and the TCW/DW                  Corporation.
Apartment 1000A                              2003       Term Trust 2003 and the
Pittsburgh, PA 15211                                    Institutional Funds; formerly
                                                        Vice Chairman of Kmart
                                                        Corporation, Chairman
                                                        and Chief Executive
                                                        Officer of Levitz
                                                        Furniture Corporation
                                                        and President and Chief
                                                        Executive Officer of
                                                        Hills Department Stores;
                                                        formerly variously
                                                        Chairman, Chief
                                                        Executive Officer,
                                                        President and Chief
                                                        Operating Officer of the
                                                        Sears Merchandise Group
                                                        of Sears, Roebuck & Co.

Edwin J. Garn (70)          Trustee          Trustee    Director or Trustee of the         211           Director of Franklin
Summit Ventures LLC                          since      Retail Funds and the TCW/DW                      Covey (time management
One Utah Center                              2003       Term Trust 2003 and the                          systems), BMW Bank of
201 South Main Street                                   Institutional Funds; member of                   North America, Inc.
Salt Lake City, UT 84111                                the Utah Regional Advisory                       (industrial loan
                                                        Board of Pacific Corp.;                          corporation), United
                                                        formerly, United States Senator                  Space Alliance (joint
                                                        (R- Utah) and Chairman, Senate                   venture between Lockheed
                                                        Banking Committee, Mayor of                      Martin and The Boeing
                                                        Salt Lake City, Utah,                            Company) and Nuskin Asia
                                                        Astronaut, Space Shuttle                         Pacific (multilevel
                                                        Discovery and Vice Chairman,                     marketing); member of the
                                                        Huntsman Corporation                             board of various civic
                                                        (chemical company).                              and charitable
                                                                                                         organizations.

Wayne E. Hedien (69)        Trustee          Trustee    Retired; Director or Trustee of    211           Director of the PMI Group
WEH Associates                               since      the Retail Funds and TCW/DW                      Inc. (private mortgage
5750 Old Orchard Road                        2003       Term Trust 2003 and the                          insurance); Trustee and
Suite 530                                               Institutional Funds; formerly                    Vice Chairman of the
Skokie, IL 60077                                        associated with the Allstate                     Field Museum of Natural
                                                        Companies, most recently as                      History; director of
                                                        Chairman of The Allstate                         various other
                                                        Corporation and Chairman and                     business and charitable
                                                        Chief Executive Officer of its                   organizations.
                                                        wholly-owned subsidiary,
                                                        Allstate Insurance Company.

Dr. Manuel H. Johnson (54)  Trustee          Trustee    Chairman of the Audit Committee    211           Director of NVR, Inc.
Johnson Smick Group, Inc.                    since      and Director or Trustee of the                   (home construction);
2099 Pennsylvania Avenue,                    2003       Retail Funds and TCW/DW Term                     Chairman and Trustee of
NW Suite 950                                            Trust 2003 and the                               the Financial Accounting
Washington, D.C. 20006                                  Institutional Funds; Senior                      Foundation (oversight
                                                        Partner, Johnson Smick                           organization of the
                                                        International, Inc. (consulting                  Financial Accounting
                                                        firm); Co-Chairman and a                         Standards Board);
                                                        founder of the Group of Seven                    Director of RBS Greenwich
                                                        Council (G7C), an international                  Capital Holdings
                                                        economic commission; formerly,                   (financial holdings
                                                        Vice Chairman of the Board of                    company).
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S. Treasury.

Joseph J. Kearns (61)       Trustee          Trustee    Deputy Chairman of the Audit       212           Director of Electro Rent
Kearns & Associates LLC                      since      Committee and Director or                        Corporation (equipment
PMB754                                       1994       Trustee of the Retail Funds and                  leasing), The Ford
23852 Pacific Coast                                     TCW/DW Term Trust 2003 and the                   Family Foundation and the
Highway                                                 Institutional Funds; previously                  UCLA Foundation.
Malibu, CA 90265                                        Chairman of the Audit Committee
                                                        of the Institutional Funds;
                                                        President, Kearns & Associates
                                                        LLC (investment consulting);
                                                        formerly, CFO of The J. Paul
                                                        Getty Trust.

Michael Nugent (67)         Trustee          Trustee    Chairman of the Insurance          211           Director of various
Triumph Capital, L.P.                        since      Committee and Director or                        business organizations.
445 Park Avenue, 10th                        2001       Trustee of the Retail Funds and
Floor                                                   TCW/DW Term Trust 2003 and the
New York, NY 10022                                      Institutional Funds; General
                                                        Partner of Triumph Capital,
                                                        L.P., (private investment
                                                        partnership); formerly, Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation.

Fergus Reid (71)            Trustee          Trustee    Director or Trustee of the         212           Trustee and Director of
Lumelite Plastics                            since      Retail Funds and TCW/DW Term                     certain investment
85 Charles Coleman Blvd.                     2001       Trust 2003 and the                               companies in the JPMorgan
Pawling, NY 12564                                       Institutional Funds; Chairman                    Funds complex managed by
                                                        of Lumelite Plastics                             JP Morgan Investment
                                                        Corporation.                                     Management Inc.

                                                  2003 ANNUAL REPORT

                                                  September 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)

INTERESTED TRUSTEES

                                             TERM OF
                                             OFFICE                                        NUMBER OF
                                             AND                                           PORTFOLIOS IN
                            POSITION(S) HELD LENGTH OF                                     FUND COMPLEX
NAME, AGE AND ADDRESS OF    WITH             TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN BY   OTHER DIRECTORSHIPS HELD
TRUSTEE                     REGISTRANT       SERVED*    PAST 5 YEARS                       TRUSTEE**     BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Charles A. Fiumefreddo (70) Chairman         Chairman   Chairman and Director or           211           None
Morgan Stanley Funds        and Trustee      and        Trustee of the Retail Funds and
Harborside Financial                         trustee    TCW/DW Term Trust 2003 and the
Center                                       since 2003 Institutional Funds; formerly,
Plaza Two 3rd Floor                                     Chief Executive Officer of the
Jersey City, NJ 07311                                   Retail Funds and TCW/DW Term
                                                        Trust 2003.

James F. Higgins (55)       Trustee          Trustee    Director or Trustee of the         211           Director of AXA
Morgan Stanley                               since      Retail Funds and TCW/DW Term                     Financial, Inc. and The
Harborside Financial                         2003       Trust 2003 and the                               Equitable Life Assurance
Center                                                  Institutional Funds; Senior                      Society of the United
Plaza Two 2nd Floor                                     Advisor of Morgan Stanley;                       States (financial
Jersey City, NJ 07311                                   Director of Morgan Stanley                       services).
                                                        Distributors Inc. and Dean
                                                        Witter Realty Inc.; previously
                                                        President and Chief Operating
                                                        Officer of the Private Client
                                                        Group of Morgan Stanley and
                                                        President and Chief Operating
                                                        Officer of Individual
                                                        Securities of Morgan Stanley.

Philip J. Purcell (60)      Trustee          Trustee    Director or Trustee of the         211           Director of American
Morgan Stanley                               since 2003 Retail Funds and TCW/DW Term                     Airlines, Inc. and its
1585 Broadway 39th Floor                                Trust 2003 and the                               parent company, AMR
New York, NY 10036                                      Institutional Funds; Chairman                    Corporation.
                                                        of the Board of Directors and
                                                        Chief Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW Inc.; Director of
                                                        Morgan Stanley Distributors
                                                        Inc.; Chairman of the Board of
                                                        Directors and Chief Executive
                                                        Officer of Novus Credit
                                                        Services Inc.; Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries.

----------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investments
   LP ("MSI") that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. ("MSIM"), Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additonal Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2003 ANNUAL REPORT

September 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)

OFFICERS:

                                                    TERM OF
                                                    OFFICE
                                                    AND
                              POSITION(S)HELD       LENGTH OF
NAME, AGE AND ADDRESS OF      WITH                  TIME           PRINCIPAL OCCUPATION(S) DURING
EXECUTIVE OFFICER             REGISTRANT            SERVED*        PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------

Mitchell M. Merin (50)        President             President      President and Chief Operating Officer of Morgan Stanley
Morgan Stanley Investment                           since 2003     Investment Management Inc.; President, Director and Chief
Management Inc.                                                    Executive Officer of Morgan Stanley Investment Advisors, Inc.
1221 Avenue of the Americas                                        and Morgan Stanley Services Company Inc.; Chairman, Chief
33rd Floor                                                         Executive Officer and Director of Morgan Stanley Distributors
New York, NY 10020                                                 Inc.; Chairman and Director of Morgan Stanley Trust; Director
                                                                   of various Morgan Stanley subsidiaries; President of Morgan
                                                                   Stanley Investments LP; President of the Institutional Funds
                                                                   and President of the Retail Funds and TCW/DW Term Trust 2003;
                                                                   Trustee and President of the Van Kampen Closed-End funds;
                                                                   Trustee and President of the Van Kampen Open-End funds.

Ronald E. Robison (64)        Executive             Executive      Chief Global Operations Officer and Managing Director of Morgan
Morgan Stanley Investment     Vice                  Vice           Stanley Investment Management Inc.; Managing Director of Morgan
Management Inc.               President and         President      Stanley & Co. Incorporated; Managing Director of Morgan
1221 Avenue of the Americas   Principal             and            Stanley; Managing Director, Chief Administrative Officer and
34th Floor                    Executive             Principal      Director of Morgan Stanley Investment Advisors Inc. and Morgan
New York, NY 10020            Officer               Executive      Stanley Services Company Inc.; Chief Executive Officer and
                                                    Officer        Director of Morgan Stanley Trust; Executive Vice President and
                                                    since          Principal Executive Officer of the Retail Funds and TCW/DW Term
                                                    2003           Trust 2003; previously President of the Institutional Funds and
                                                                   Director of the Institutional Funds.

Barry Fink (48)               Vice                  Vice           General Counsel and Managing Director of Morgan Stanley
Morgan Stanley Investment     President             President      Investment Management; Managing Director, Secretary and
Management Inc.                                     since 2003     Director of Morgan Stanley Investment Advisors Inc. and Morgan
1221 Avenue of the Americas                                        Stanley Services Company Inc.; Assistant Secretary of Morgan
22nd Floor                                                         Stanley DW Inc.; Chief Legal Officer of Morgan Stanley
New York, NY 10020                                                 Investments LP; Vice President and General Counsel of the
                                                                   Retail Funds and TCW/DW Term Trust 2003; Vice President and
                                                                   Secretary of Morgan Stanley Distributors Inc.; previously
                                                                   Secretary of the Retail Funds; previously Vice President and
                                                                   Assistant General Counsel of Morgan Stanley Investment Advisors
                                                                   Inc. and Morgan Stanley Services Company Inc.

Joseph J. McAlinden (60)      Vice                  Vice           Managing Director and Chief Investment Officer of Morgan
Morgan Stanley Investment     President             President      Stanley Investment Advisors Inc., Morgan Stanley Investment
Management Inc.                                     since 2003     Management Inc. and Morgan Stanley Investments LP; Director of
1221 Avenue of the Americas                                        Morgan Stanley Trust, Chief Investment Officer of the Van
33rd Floor                                                         Kampen Funds; Vice President of the Institutional Funds and the
New York, NY 10020                                                 Retail Funds.

Stefanie V. Chang (36)        Vice                  Vice           Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment     President             President      Morgan Stanley Investment Management Inc. and Vice President of
Management Inc.                                     since 2001     the Institutional Funds and the Retail Funds; formerly
1221 Avenue of the Americas                                        practiced law with the New York law firm of Rogers & Wells (now
22nd Floor                                                         Clifford Chance US LLP).
New York, NY 10020

James W. Garrett (34)         Treasurer and         Treasurer      Executive Director of Morgan Stanley & Co. Incorporated and
Morgan Stanley Investment     Chief                 since 2002     Morgan Stanley Investment Management Inc.; Treasurer and Chief
Management Inc.               Financial             CFO since      Financial Officer of the Institutional Funds; Previously with
1221 Avenue of the Americas   Officer               2003           PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).
34th Floor
New York, NY 10020

Michael J. Leary (37)         Assistant             Assistant      Assistant Director and Vice President of Fund Administration,
J.P. Morgan Investor Services Treasurer             Treasurer      J.P. Morgan Investor Services Co. (formerly Chase Global Funds
Co.                                                 since 2003     Company); formerly Audit Manager at Ernst & Young LLP.
73 Tremont Street
Boston, MA 02108

Mary E. Mullin (36)           Secretary             Secretary      Vice President of Morgan Stanley & Co. Incorporated and Morgan
Morgan Stanley Investment                           since 2001     Stanley Investment Management Inc., Secretary of the
Management Inc.                                                    Institutional Funds and the Retail Funds; formerly practiced law
1221 Avenue of the Americas                                        with the New York firms of McDermott, Will & Emery and Skadden,
22nd Floor                                                         Arps, Slate, Meagher & Florm LLP.
New York, NY 10020

----------------
* Each Officer serves an indefinite term, until his or her successor is elected.

2003 ANNUAL REPORT

September 30, 2003


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

Additionally, a description of the Trust's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 354-8185.

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

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

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

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser: (610) 940-5000 - MSIF Trust (800) 354-8185

(C) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]

                                                                 935-fbmann-1103

[MORGAN STANLEY LOGO]

2003 ANNUAL REPORT

SEPTEMBER 30, 2003


MORGAN STANLEY INSTITUTIONAL FUND TRUST

EQUITY PORTFOLIOS

EQUITY
MID CAP GROWTH
STRATEGIC SMALL VALUE
U.S. MID CAP VALUE
U.S. SMALL CAP VALUE
VALUE

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TABLE OF CONTENTS

SHAREHOLDER'S LETTER                                                2
INVESTMENT OVERVIEWS AND STATEMENTS OF NET ASSETS
EQUITY PORTFOLIOS:
Equity                                                              3
Mid Cap Growth                                                      6
Strategic Small Value                                               9
U.S. Mid Cap Value                                                 14
U.S. Small Cap Value                                               19
Value                                                              25
STATEMENTS OF OPERATIONS                                           28
STATEMENTS OF CHANGES IN NET ASSETS                                30
FINANCIAL HIGHLIGHTS                                               33
NOTES TO FINANCIAL STATEMENTS                                      41
INDEPENDENT AUDITOR'S REPORT                                       46
FEDERAL INCOME TAX INFORMATION                                     47
TRUSTEE AND OFFICER INFORMATION                                    48

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus, which contains more complete information such as charges, expenses, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call 1 (800) 354-8185. Please read the prospectus carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

SHAREHOLDER'S LETTER


Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the fiscal year ended September 30, 2003. Our Fund currently consists of 19 portfolios, providing investors with a broad array of equity, fixed-income, and balanced portfolios. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization), fixed income (e.g., short, medium, and long duration; investment grade and high yield) and cash (e.g., money market).

Effective September 30, 2003, the U.S. Mid Cap Core and U.S. Small Cap Core portfolios changed their names to the U.S. Mid Cap Value and U.S. Small Cap Value portfolios, respectively.


Sincerely,


/s/ Ronald E. Robinson

Ronald E. Robison

Executive Vice President and Principal Executive Officer

October 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

EQUITY PORTFOLIO

The Equity Portfolio is Morgan Stanley Investment Management's core-equity fund. Our goal for core equity investing is to seek above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of large U.S. companies with market capitalizations generally greater than $1 billion. The Portfolio may invest, to a limited extent, in stocks of small companies and foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 25.78% compared to 24.40% for the S&P 500 Index (the "Index"). Note that as of September 30, 2003, the Russell 1000 Value Index has been added as one of the Portfolio's benchmarks. The Russell 1000 Value Index had a total return of 24.37% for the fiscal year ended September 30, 2003.

FACTORS AFFECTING PERFORMANCE

In October 2002, shortly after the beginning of the period under review, the U.S. domestic stock market reached its cyclical low, approximately 49% below its March 2000 high. From the low point, the Index has risen sharply, resulting in a total return for the twelve-month period in excess of 24%.

In this environment of cyclical rebound, performance in the technology sector was particularly strong, outperforming the Index return by over 3,400 basis points during the period under review. Consequently, technology accounted for nearly forty percent of the Index return for the year. Other strongly performing sectors were industrial and retail cyclicals, basic materials, consumer services, and financials.

The Portfolio outperformed the Index due to sector allocation and stock selection within sectors.

MANAGEMENT STRATEGIES

Compared to the Index, the Portfolio maintained modest sector overweights in financial services (principally banks, consumer credit & finance, and investment companies), and industrials (machinery, electrical equipment, and diversified industrials), which contributed to performance. The technology sector was neutrally weighted overall, but the Portfolio's underweight in mega-cap technology stocks hurt performance. In underweight sectors, the Portfolio held positively performing overweights in certain subsector exposures, e.g., in retail (food and specialty stores); health care (pharmaceuticals); consumer staples (tobacco); and utilities (electric power). Stock selection within consumer services (mainly publishing & broadcasting) detracted from relative performance.

The Portfolio maintained a moderate cyclical tilt throughout the year, and capitalized on the eventual market response to the recovering economy, which positively affected both value and growth cyclical positions. Adding new value-sector stocks (e.g., machinery, electric power, and banks) and growth (e.g., specialty retail, electronics, telecom and computer service & software) also helped performance.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

          EQUITY PORTFOLIO -                             RUSSELL 1000
         INSTITUTIONAL CLASS*      S&P 500 INDEX          VALUE INDEX

93             5,000,000              5,000,000            5,000,000
94             5,205,350              5,184,330            4,964,480
95             6,567,100              6,726,820            6,340,430
96             7,648,850              8,094,690            7,478,500
97            10,591,500             11,366,900           10,642,900
98            10,309,500             12,395,200           11,025,200
99            13,417,200             15,841,100           13,089,200
00            16,078,800             17,943,400           14,255,900
01            11,162,300             13,167,400           12,985,600
02             8,292,390             10,472,500           10,784,700
03            10,429,000             13,026,500           13,412,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE RUSSELL 1000 VALUE INDEX(1)

                                                     TOTAL RETURNS(2)
                                             ----------------------------------
                                                          AVERAGE ANNUAL
                                                    ---------------------------
                                              ONE     FIVE      TEN       SINCE
                                             YEAR    YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          25.78%   0.23%    7.63%      11.58%
S&P 500 Index -- Institutional Class         24.40    1.00    10.05       12.83
Russell 1000 Value Index --
  Institutional Class                        24.37    4.00    10.37       13.19
Portfolio -- Adviser Class(4)                25.35   (0.03)      --       (0.03)
S&P 500 Index -- Adviser Class               24.37    4.00       --        3.72
Russell 1000 Value Index -- Adviser Class    24.40    1.00       --        2.06

(1) The S&P 500 Index and the Russell 1000 Value Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 14, 1984.
(4)  Commenced offering on January 16, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (100.0%)
BASIC RESOURCES (2.9%)
Air Products & Chemicals, Inc.                                                34,200   $       1,542
Engelhard Corp.                                                               61,900           1,713
International Paper Co.                                                       27,800           1,085
----------------------------------------------------------------------------------------------------
                                                                                               4,340
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (3.3%)
Adolph Coors Co., Class B                                                     12,700             683
Avon Products, Inc.                                                           24,100           1,556
Coca-Cola Co. (The)                                                           35,300           1,516
Proctor & Gamble Co.                                                          14,000           1,299
----------------------------------------------------------------------------------------------------
                                                                                               5,054
====================================================================================================
CONSUMER DURABLES (1.1%)
Delphi Corp.                                                                  42,900             388
General Motors Corp.                                                        (c)8,600             352
Masco Corp.                                                                   34,700             850
----------------------------------------------------------------------------------------------------
                                                                                               1,590
====================================================================================================
CONSUMER SERVICES (3.7%)
AOL Time Warner, Inc.                                                      (a)32,600             493
Comcast Corp., Class A                                                     (a)57,100           1,687
International Game Technology                                                 25,300             712
Park Place Entertainment Corp.                                          (a)(c)42,100             379
Viacom, Inc., Class B                                                         44,500           1,704
Walt Disney Co.                                                               30,000             605
----------------------------------------------------------------------------------------------------
                                                                                               5,580
====================================================================================================
ENERGY (3.6%)
Exxon Mobil Corp.                                                             43,100           1,578
Royal Dutch Petroleum Co.                                                     21,300             941
Total S.A. ADR                                                             (c)39,500           2,994
----------------------------------------------------------------------------------------------------
                                                                                               5,513
====================================================================================================
FINANCIAL SERVICES (24.1%)
American Express Co.                                                          10,100             455
American International Group, Inc.                                            16,900             975
Bank of America Corp.                                                         55,300           4,316
Citigroup, Inc.                                                               68,100           3,099
Comerica, Inc.                                                                64,100           2,987
Freddie Mac                                                                   66,800           3,497
Goldman Sachs Group, Inc. (The)                                               17,800           1,493
Hartford Financial Services Group, Inc.                                       23,200           1,221
Lehman Brothers Holdings, Inc.                                                30,100           2,079
MBNA Corp.                                                                   135,700           3,094
Mellon Financial Corp.                                                        76,700           2,312
Merrill Lynch & Co., Inc.                                                     42,300           2,264
PNC Financial Services Group                                               (c)43,800           2,084
Principal Financial Group                                                     24,800             769
Travelers Property Casualty Corp., Class A                                    77,700           1,234
Travelers Property Casualty Corp., Class B                                     2,500              40
U.S. BanCorp                                                                 129,400           3,104
Wachovia Corp.                                                                   800              33
Wells Fargo & Co.                                                             26,400           1,360
----------------------------------------------------------------------------------------------------
                                                                                              36,416
====================================================================================================
FOOD & TOBACCO (3.2%)
Altria Group, Inc.                                                            71,900           3,149
Unilever N.V.                                                              (c)29,000   $       1,716
----------------------------------------------------------------------------------------------------
                                                                                               4,865
====================================================================================================
HEALTH CARE (13.1%)
Abbott Labs, Inc.                                                             21,800             928
Amgen, Inc.                                                                (a)18,000           1,162
Anthem, Inc.                                                               (a)14,000             999
Baxter International, Inc.                                                     8,500             247
Boston Scientific Corp.                                                     (a)8,300             529
Bristol-Myers Squibb Co.                                                     104,100           2,671
CIGNA Corp.                                                                   10,300             460
HCA, Inc.                                                                     11,200             413
Medtronic, Inc.                                                               11,500             539
Merck & Co., Inc.                                                             49,400           2,501
Pfizer, Inc.                                                                 217,400           6,605
Wyeth                                                                         60,000           2,766
----------------------------------------------------------------------------------------------------
                                                                                              19,820
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (10.8%)
Boeing Co. (The)                                                              21,600             742
Caterpillar, Inc.                                                             21,000           1,446
Cooper Industries Ltd., Class A                                               28,800           1,383
General Electric Co.                                                         150,400           4,483
Honeywell International, Inc.                                                 70,400           1,855
Northrop Grumman Corp.                                                         8,800             759
Tyco International Ltd.                                                      176,500           3,606
United Technologies Corp.                                                     27,100           2,094
----------------------------------------------------------------------------------------------------
                                                                                              16,368
====================================================================================================
RETAIL (9.7%)
Best Buy Co., Inc.                                                         (a)48,300           2,295
Home Depot, Inc.                                                             132,500           4,220
Kohl's Corp.                                                               (a)13,700             733
Kroger Co.                                                                (a)232,500           4,155
McDonald's Corp.                                                              19,200             452
Wal-Mart Stores, Inc.                                                         50,900           2,843
----------------------------------------------------------------------------------------------------
                                                                                              14,698
====================================================================================================
TECHNOLOGY (19.2%)
Accenture Ltd., Class A                                                 (a)(c)99,700           2,227
Analog Devices, Inc.                                                       (a)58,500           2,224
Applied Materials, Inc.                                                    (a)21,400             388
BMC Software, Inc.                                                        (a)129,200           1,800
Check Point Software Technologies Ltd.                                  (a)(c)80,200           1,347
Cisco Systems, Inc.                                                        (a)45,200             883
Dell, Inc.                                                                 (a)16,600             554
Hewlett-Packard Co.                                                          144,800           2,803
Intel Corp.                                                                   16,700             459
International Business Machines Corp.                                         24,200           2,138
Maxim Integrated Products, Inc.                                               33,400           1,319
Microsoft Corp.                                                              194,800           5,414
Motorola, Inc.                                                               213,700           2,558
Nokia Oyj ADR, Class A                                                        84,800           1,323
Oracle Corp.                                                               (a)71,100             798
Qualcomm, Inc.                                                                11,400             475
Solectron Corp.                                                        (a)(c)354,000           2,071
Sun Microsystems, Inc.                                                     (a)64,000             212
----------------------------------------------------------------------------------------------------
                                                                                              28,993
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

EQUITY PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
UTILITIES (5.3%)
Exelon Corp.                                                                  37,000   $       2,349
FirstEnergy Corp.                                                             95,700           3,053
SBC Communications, Inc.                                                      34,500             768
Verizon Communications, Inc.                                                  54,400           1,765
----------------------------------------------------------------------------------------------------
                                                                                               7,935
====================================================================================================
  TOTAL COMMON STOCKS (COST $143,188)                                                        151,172
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.9%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (4.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $       (h)96              96
BETA Finance, Inc., 1.08%, 6/16/04                                            (h)447             447
CC USA, Inc., 1.09%, 2/6/04                                                   (h)160             160
Citibank Credit Card, 1.14%, 11/7/03                                          (h)172             172
Deutsche Bank London AG, 1.07%, 10/27/03                                         319             319
Dorado Finance, Inc., 1.09%, 2/5/04                                           (h)160             160
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                318             318
Federal National Mortgage Association,
  1.07%, 1/29/04                                                              (h)957             957
Grampian Funding LLC, 1.07%, 11/24/03                                            178             178
International Credit Card Funding No. I Ltd.,
  1.12%, 3/19/04                                                              (h)371             371
Links Finance LLC, 1.08%, 6/16/04                                             (h)255             255
Links Finance LLC, 1.09%, 5/24/04                                             (h)160             160
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)141             141
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)256             256
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)113             113
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)319             319
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)252             252
UBS Securities LLC, 1.11%, 10/1/03                                             1,870           1,870
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)319             319
----------------------------------------------------------------------------------------------------
                                                                                               6,863
====================================================================================================
REPURCHASE AGREEMENT (0.4%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                                  (f)557             557
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $7,420)                                                   7,420
====================================================================================================
TOTAL INVESTMENTS (104.9%) (COST $150,608) --
  INCLUDING $6,710 OF SECURITIES LOANED                                                      158,592
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (0.3%)
  Dividends Receivable                                                 $         235
  Receivable for Portfolio Shares Sold                                           166
  Other                                                                            7   $         408
----------------------------------------------------------------------------------------------------
LIABILITIES (-5.2%)
  Collateral on Securities Loaned, at Value                                   (6,863)
  Payable for Investments Purchased                                             (656)
  Payable for Investment Advisory Fees                                          (208)
  Payable for Portfolio Shares Redeemed                                          (80)
  Payable for Trustees' Fees and Expenses                                        (26)
  Payable for Administrative Fees                                                (17)
  Payable for Custodian Fees                                                      (3)
  Other Liabilities                                                              (32)         (7,885)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     151,115
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     259,998
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          435
Accumulated Net Realized Gain (Loss)                                                        (117,302)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                        7,984
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     151,115
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     150,432
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,898,031 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $        8.90
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $         683
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 76,938 outstanding shares of beneficial interest
    (unlimited authorization, no par value)                                            $        8.88
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

MID CAP GROWTH PORTFOLIO

The Mid Cap Growth Portfolio seeks long-term capital growth. The Adviser seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies. The Adviser selects issues from a universe comprised of mid cap companies, most with market capitalization of generally less than $35 billion. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 32.36% compared to 38.89% for the Russell Mid Cap Growth Index (the "Index").

FACTORS AFFECTING PERFORMANCE

During the past fiscal year, the U.S. equity markets advanced sharply, benefiting from a two- month upswing in the fall of 2002 and a prolonged rally that began in mid-March and continued through August 2003. During the past year, mid- and small-cap stocks outperformed their large-cap peers and growth outperformed value across all market capitalizations.

Stocks in the utilities, technology, and producer durable sectors were significant contributors to the Index return over this period.

Security selection in the technology, producer durables, energy, and healthcare sectors had a negative effect on the Portfolio's relative performance, while selection among consumer discretionary stocks added to relative return.

In terms of sector allocations relative to the Index, an underweight in utilities and an overweight in energy detracted from relative return, while underweights in consumer staples, materials, and processing added to relative return.

MANAGEMENT STRATEGIES

Early in the fiscal year, we sought to minimize our exposure to economically sensitive stocks within the consumer discretionary sector. As the economy and stock markets strengthened, we sought to identify select companies in a variety of sectors that could benefit from an economic recovery.

Relative to the benchmark, the Portfolio was meaningfully overweight in the consumer discretionary sector and underweight in the consumer staples, utilities, and healthcare sectors.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

           MID CAP GROWTH              RUSSELL
            PORTFOLIO -                MID CAP
        INSTITUTIONAL CLASS          GROWTH INDEX
93            5,000,000                5,000,000
94            4,836,130                5,121,790
95            6,314,340                6,641,370
96            8,133,150                7,725,310
97           10,414,400               10,015,900
98           10,622,000                9,077,190
99           17,447,700               12,453,600
00           27,322,400               19,971,900
01           1,3442,000                9,632,740
02           10,580,800                8,139,390
03           14,005,500               11,304,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP GROWTH INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                     --------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class (3)         32.36%   5.69%   10.85%      13.87%
Index -- Institutional Class                 38.89    4.49     8.50       10.45
Portfolio -- Adviser Class(4)                32.14    5.44       --        8.27
Index -- Adviser Class                       38.89    4.49       --        4.75

(1)  The Russell Mid Cap Growth Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on March 30, 1990.
(4)  Commenced offering on January 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (96.2%)
AUTO & TRANSPORTATION (2.3%)
C.H. Robinson Worldwide, Inc.                                                146,277   $       5,443
Expeditors International of Washington, Inc.                                 180,518           6,212
Gentex Corp.                                                              (a)141,900           4,944
JetBlue Airways Corp.                                                     (a)145,700           8,912
----------------------------------------------------------------------------------------------------
                                                                                              25,511
====================================================================================================
CONSUMER DISCRETIONARY (35.7%)
Abercrombie & Fitch Co., Class A                                          (a)619,325          17,161
Apollo Group, Inc., Class A                                                (a)81,700           5,395
AutoZone, Inc.                                                             (a)73,100           6,545
Brascan Corp.                                                                202,184           5,097
Career Education Corp.                                                     (a)60,200           2,727
Carmax, Inc.                                                              (a)237,542           7,758
Chico's FAS, Inc.                                                         (a)395,673          12,123
ChoicePoint, Inc.                                                         (a)146,261           4,900
Citadel Broadcasting Corp.                                                (a)399,050           7,885
Coach, Inc.                                                               (a)266,710          14,562
Corporate Executive Board Co.                                             (a)387,100          18,174
DeVry, Inc.                                                               (a)344,120           8,142
Dollar General Corp.                                                         679,563          13,591
Dollar Tree Stores, Inc.                                                  (a)460,200          15,417
Electronic Arts, Inc.                                                     (a)184,902          17,053
GTECH Holdings Corp.                                                         689,841          29,560
Harman International Industries, Inc.                                        129,025          12,690
International Game Technology                                                541,904          15,255
Iron Mountain, Inc.                                                       (a)258,025           9,263
ITT Educational Services, Inc.                                            (a)223,700          10,720
Krispy Kreme Doughnuts, Inc.                                               (a)90,370           3,479
MGM Mirage, Inc.                                                          (a)124,700           4,558
Monster Worldwide, Inc.                                                   (a)189,219           4,765
P.F. Chang's China Bistro, Inc.                                           (a)120,400           5,460
Petsmart, Inc.                                                            (a)258,100           5,859
R.H. Donnelley Corp.                                                       (a)94,600           3,823
Radio One, Inc., Class A                                                  (a)679,575           9,759
Royal Caribbean Cruises Ltd.                                                 764,094          21,479
Sonic Corp.                                                               (a)258,100           6,525
Starbucks Corp.                                                           (a)236,600           6,814
Station Casinos, Inc.                                                        520,400          15,924
Tiffany & Co.                                                                288,160          10,757
TJX Cos., Inc.                                                               391,400           7,601
Univision Communications, Inc., Class A                                   (a)675,275          21,561
Viad Corp.                                                                   240,900           5,753
Weight Watchers International, Inc.                                       (a)320,876          13,348
Westwood One, Inc.                                                        (a)266,675           8,051
----------------------------------------------------------------------------------------------------
                                                                                             389,534
====================================================================================================
CONSUMER STAPLES (0.5%)
Cott Corp.                                                                (a)240,900           5,639
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (9.7%)
Affiliated Managers Group, Inc.                                           (a)172,027          10,803
Ameritrade Holding Corp.                                                  (a)890,300          10,016
Doral Financial Corp.                                                        262,338          12,330
Interactive Data Corp.                                                    (a)508,700           8,037
Legg Mason, Inc.                                                             111,800           8,072
Markel Corp.                                                               (a)12,932           3,453
Moody's Corp.                                                                232,226   $      12,765
Radian Group, Inc.                                                           223,700           9,932
Sovereign Bancorp, Inc.                                                      314,000           5,825
SunGard Data Systems, Inc.                                                (a)296,779           7,808
UCBH Holdings, Inc.                                                          172,000           5,200
White Mountains Insurance Group Ltd.                                          28,392          11,273
----------------------------------------------------------------------------------------------------
                                                                                             105,514
====================================================================================================
HEALTH CARE (15.5%)
Allergan, Inc.                                                               128,985          10,155
Caremark Rx, Inc.                                                         (a)648,775          14,662
Celgene Corp.                                                             (a)262,337          11,367
Charles River Laboratories International, Inc. (a)                           177,700           5,454
Coventry Health Care, Inc.                                                (a)111,800           5,896
C.R. Bard, Inc.                                                               77,500           5,502
Endo Pharmaceuticals Holdings, Inc.                                       (a)240,900           4,926
Genzyme Corp.                                                             (a)215,060           9,946
ICOS Corp.                                                                (a)146,200           5,602
IDEXX Laboratories, Inc.                                                  (a)137,600           5,847
ImClone Systems, Inc.                                                     (a)128,400           4,972
Lincare Holdings, Inc.                                                    (a)215,050           7,882
Mid Atlantic Medical Services, Inc.                                       (a)141,933           7,300
NPS Pharmaceuticals, Inc.                                                 (a)129,075           3,595
Patterson Dental Co.                                                       (a)66,600           3,835
St. Jude Medical, Inc.                                                    (a)176,302           9,480
Stericycle, Inc.                                                          (a)464,525          21,912
Varian Medical Systems, Inc.                                              (a)400,005          22,992
Zimmer Holdings, Inc.                                                     (a)146,186           8,055
----------------------------------------------------------------------------------------------------
                                                                                             169,380
====================================================================================================
MATERIALS & PROCESSING (2.2%)
Ecolab, Inc.                                                                 215,068           5,430
Mohawk Industries, Inc.                                                    (a)73,100           5,214
Phelps Dodge Corp.                                                        (a)120,400           5,635
Sealed Air Corp.                                                          (a)176,377           8,330
----------------------------------------------------------------------------------------------------
                                                                                              24,609
====================================================================================================
OTHER ENERGY (4.1%)
BJ Services Co.                                                           (a)288,154           9,846
Pioneer Natural Resources Co.                                             (a)412,925          10,513
Questar Corp.                                                                301,100           9,277
Smith International, Inc.                                                 (a)296,728          10,676
Suncor Energy, Inc.                                                          237,028           4,397
----------------------------------------------------------------------------------------------------
                                                                                              44,709
====================================================================================================
PRODUCER DURABLES (2.8%)
Graco, Inc.                                                                  146,200           5,490
KLA-Tencor Corp.                                                          (a)103,177           5,303
Novellus Systems, Inc.                                                    (a)232,286           7,840
NVR, Inc.                                                                  (a)24,900          11,616
----------------------------------------------------------------------------------------------------
                                                                                              30,249
====================================================================================================
TECHNOLOGY (21.5%)
Adobe Systems, Inc.                                                          227,902           8,947
Agere Systems, Inc.                                                     (a)1,513,900           4,648
American Tower Corp., Class A                                             (a)993,500          10,084
Amkor Technology, Inc.                                                    (a)253,800           3,606
Amphenol Corp., Class A                                                   (a)120,475           6,271

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

MID CAP GROWTH PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
ASML Holding NV                                                           (a)202,100   $       2,654
ATI Technologies, Inc.                                                    (a)189,200           2,810
Broadcom Corp., Class A                                                   (a)253,774           6,755
CDW Corp.                                                                    100,664           5,812
Corning, Inc.                                                             (a)774,200           7,293
Crown Castle International Corp.                                        (a)1,036,500           9,753
Emulex Corp.                                                              (a)223,638           5,696
Espeed, Inc.                                                              (a)167,700           3,792
Fairchild Semiconductor International, Inc., Class A                      (a)326,900           5,420
Global Payments, Inc.                                                        219,300           7,895
Integrated Circuit Systems, Inc.                                          (a)218,469           6,563
Intersil Corp., Class A                                                   (a)365,625           8,702
JDS Uniphase Corp.                                                      (a)1,703,200           6,131
Juniper Networks, Inc.                                                    (a)361,300           5,391
Lam Research Corp.                                                        (a)140,100           3,103
Linear Technology Corp.                                                      103,225           3,696
Marvell Technology Group Ltd.                                             (a)292,452          11,040
Mercury Interactive Corp.                                                 (a)193,536           8,788
Microchip Technology, Inc.                                                   197,800           4,735
Network Appliance, Inc.                                                   (a)408,600           8,389
Network Associates, Inc.                                                  (a)597,875           8,227
Omnivision Technologies, Inc.                                              (a)64,500           2,724
Peoplesoft, Inc.                                                          (a)206,462           3,756
QLogic Corp.                                                              (a)219,328          10,311
SanDisk Corp.                                                             (a)141,900           9,045
Seagate Technology, Inc.                                                     258,036           7,019
Siebel Systems, Inc.                                                      (a)283,888           2,759
Symantec Corp.                                                            (a)270,919          17,073
Synopsys, Inc.                                                            (a)249,416           7,675
VeriSign, Inc.                                                            (a)184,900           2,491
VERITAS Software Corp.                                                    (a)167,749           5,267
----------------------------------------------------------------------------------------------------
                                                                                             234,321
====================================================================================================
UTILITIES (1.9%)
IDT Corp., Class B                                                        (a)578,800          10,453
NTL, Inc.                                                                 (a)209,400           9,867
----------------------------------------------------------------------------------------------------
                                                                                              20,320
====================================================================================================
  TOTAL COMMON STOCKS (COST $912,220)                                                      1,049,786
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $36,258)                                                        $  (f)36,258          36,258
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $948,478)                                                  1,086,044
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.7%)
  Cash                                                                  $        148
  Receivable for Investments Sold                                             16,399
  Receivable for Portfolio Shares Sold                                         1,403
  Dividends Receivable                                                           256
  Interest Receivable                                                              1
  Other                                                                           46   $      18,253
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.2%)
  Payable for Investments Purchased                                           (9,932)
  Payable for Investment Advisory Fees                                        (1,326)
  Payable for Portfolio Shares Redeemed                                       (1,321)
  Payable for Distribution Fees --
    Adviser Class                                                               (112)
  Payable for Trustees' Fees and Expenses                                       (100)
  Payable for Administrative Fees                                                (88)
  Payable for Custodian Fees                                                      (7)
  Other Liabilities                                                              (80)        (12,966)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,091,331
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   2,279,646
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              (92)
Accumulated Net Realized Gain (Loss)                                                      (1,325,789)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      137,566
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,091,331
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     559,760
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 36,291,346 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.42
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     531,571
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 35,138,247 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       15.13
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

STRATEGIC SMALL VALUE PORTFOLIO

The Strategic Small Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stock of domestic companies with equity capitalizations generally in the range of companies included in the Russell 2000 Value Index. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 27.32%, compared to 31.66% for the Russell 2000 Value Index (the "Index").

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight in these types of riskier stocks relative to the Index, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the consumer durables, consumer services, and technology sectors. In addition, our cash position, which averaged approximately 3.6%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within transportation, food and tobacco, and utilities; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index during the period, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices. We also maintained an overweight in health care.

Relative to the Index, we reduced exposure in heavy industry/transportation, reflecting high valuations and weakness in a number of end markets. We also reduced our weighting in consumer durables. Finally, we continued to underweight financial services, particularly regional banks and REITs.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VLAUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    STRATEGIC SMALL VALUE
                        PORTFOLIO -             RUSSELL 2000
                     INSTITUTIONAL CLASS         VALUE INDEX
**                      5,000,000                 5,000,000
        00              5,310,000                 5,367,000
        01              5,278,000                 5,668,000
        02              5,151,000                 5,585,000
        03              6,557,500                 7,353,500

* Minimum Investment
**Commenced operations on June 30, 2000.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX(1)

                                              TOTAL RETURNS(2)
                                            -------------------
                                                        AVERAGE
                                                         ANNUAL
                                                ONE       SINCE
                                               YEAR   INCEPTION
---------------------------------------------------------------
Portfolio -- Institutional Class(3)           27.32%       8.70%
Index -- Institutional Class                  31.66       12.59

(1)  The Russell 2000 Value Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on June 30, 2000.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
BASIC RESOURCES (5.7%)
Albany International Corp., Class A                                            8,000   $     247
Bowater, Inc.                                                                  8,800         370
Crown Holdings, Inc.                                                       (a)31,400         212
Engelhard Corp.                                                                7,200         199
FMC Corp.                                                                   (a)4,400         111
Georgia Gulf Corp.                                                            10,100         236
GrafTech International Ltd.                                                (a)16,300         130
Hercules, Inc.                                                              (a)9,200         104
IMC Global, Inc.                                                              23,600         151
Schulman, Inc., Class A                                                        6,400         102
Scotts Co. (The)                                                            (a)6,200         339
Smurfit-Stone Container Corp.                                              (a)26,100         391
Sonoco Products Co.                                                           16,900         371
Steel Dynamics, Inc.                                                        (a)5,400          82
------------------------------------------------------------------------------------------------
                                                                                           3,045
================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (0.4%)
Playtex Products, Inc.                                                     (a)33,900         202
------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.2%)
Beazer Homes USA, Inc.                                                      (a)2,700         228
Furniture Brands International, Inc.                                       (a)10,600         255
MDC Holdings, Inc.                                                             2,700         146
Meritage Corp.                                                              (a)3,300         156
Polaris Industries, Inc.                                                       1,700         126
Ryland Group, Inc.                                                             4,400         322
Standard Pacific Corp.                                                         9,500         360
Strattec Security Corp.                                                     (a)7,000         333
Trex Company, Inc.                                                          (a)6,400         199
WCI Communities, Inc.                                                      (a)18,100         299
Winnebago Industries, Inc.                                                     7,700         343
------------------------------------------------------------------------------------------------
                                                                                           2,767
================================================================================================
CONSUMER SERVICES (6.6%)
Ameristar Casinos, Inc.                                                    (a)16,500         413
Argosy Gaming Co.                                                          (a)16,500         403
Charter Communications, Inc., Class A                                      (a)51,000         210
Choice Hotels International, Inc.                                           (a)7,200         209
Extended Stay America, Inc.                                                (a)22,000         328
Gray Television, Inc.                                                         30,200         353
Isle Of Capri Casinos, Inc.                                                 (a)9,200         182
Journal Communications, Inc.                                                (a)3,800          63
La Quinta Corp.                                                            (a)48,100         300
Penn National Gaming, Inc.                                                 (a)35,500         757
SCP Pool Corp.                                                             (a)10,400         289
------------------------------------------------------------------------------------------------
                                                                                           3,507
================================================================================================
ENERGY (5.4%)
Forest Oil Corp.                                                           (a)18,000         431
Grey Wolf, Inc.                                                            (a)75,600         263
Horizon Offshore, Inc.                                                     (a)14,300          59
Key Energy Services, Inc.                                                  (a)48,000         463
MDU Resources Group, Inc.                                                      5,600         189
New Jersey Resources Corp.                                                     8,200         295
Newpark Resources, Inc.                                                    (a)27,400         118
Oil States International, Inc.                                             (a)10,100         128
Southwest Gas Corp.                                                           16,600         377
St. Mary Land & Exploration Co.                                                7,500   $     190
Ultra Petroleum Corp.                                                      (a)10,800         151
W-H Energy Services, Inc.                                                  (a)13,200         235
------------------------------------------------------------------------------------------------
                                                                                           2,899
================================================================================================
FINANCIAL SERVICES (26.1%)
Affiliated Managers Group, Inc.                                             (a)5,200         327
American Financial Group, Inc.                                                12,000         261
Associated Banc-Corp                                                           6,500         246
Astoria Financial Corp.                                                       10,200         315
Bancorpsouth, Inc.                                                             6,400         140
BankAtlantic Bancorp, Inc., Class B                                            2,000          29
Banknorth Group, Inc.                                                         11,000         310
BRE Properties, Inc., Class A REIT                                             3,600         119
Brookline Bancorp, Inc.                                                       16,600         244
Camden Property Trust REIT                                                     4,300         165
CarrAmerica Realty Corp. REIT                                                  5,900         176
Catellus Development Corp. REIT                                            (a)16,600         406
City National Corp.                                                            6,300         321
Colonial BancGroup, Inc. (The)                                                 9,500         137
Cullen/Frost Bankers, Inc.                                                     7,100         264
Dime Community Bancshares, Inc.                                                4,300          99
Direct General Corp.                                                        (a)6,000         150
Downey Financial Corp.                                                         6,400         299
East-West Bancorp, Inc.                                                        1,900          81
Equity One, Inc.                                                               9,300         158
F.N.B. Corp.                                                                   4,000         138
Financial Federal Corp.                                                     (a)2,600          79
First Midwest Bancorp., Inc.                                                  14,600         434
First Niagara Financial Group, Inc.                                           16,600         251
GATX Corp.                                                                     8,900         188
General Growth Properties, Inc. REIT                                           4,500         323
Greater Bay Bancorp.                                                          13,300         277
Harleysville Group, Inc.                                                       7,600         177
Health Care REIT, Inc.                                                         6,200         191
Hibernia Corp., Class A                                                       22,800         462
Hilb, Rogal & Hamilton Co.                                                     6,000         186
IBERIABANK Corp.                                                               2,600         137
Infinity Property & Casualty Corp.                                             4,000         112
Investors Financial Services Corp.                                             3,500         110
Kilroy Realty Corp. REIT                                                      10,900         311
Local Financial Corp.                                                       (a)6,900         124
Macerich Co. (The)                                                             4,300         162
MAF Bancorp, Inc.                                                              8,500         325
Main Street Banks, Inc.                                                        5,600         140
Mercantile Bankshares Corp.                                                    2,300          92
National Financial Partners Corp.                                           (a)1,900          51
Pan Pacific Retail Properties, Inc. REIT                                       3,700         159
Platinum Underwriters Holdings Ltd.                                           10,700         301
PMI Group, Inc. (The)                                                         16,200         547
Prentiss Properties Trust REIT                                                 5,400         167
Protective Life Corp.                                                         18,900         564
Provident Bankshares Corp.                                                    10,000         283
Provident Financial Group, Inc.                                                5,200         145
PS Business Parks, Inc. REIT                                                   8,400         317
Regency Centers Corp. REIT                                                     3,800         140
Scottish Annuity & Life Holdings Ltd.                                         12,700         307

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Selective Insurance Group                                                      4,400   $     131
Sky Financial Group, Inc.                                                     15,200         342
SL Green Realty Corp. REIT                                                     6,000         217
Southwest Bancorp of Texas, Inc.                                               2,600          95
Stancorp Financial Group, Inc.                                                 8,700         500
Texas Regional Bancshares, Inc.                                               13,700         463
United Dominion Realty Trust, Inc. REIT                                        9,000         165
Universal Health Realty Income Trust REIT                                      3,700         101
W. Holding Co., Inc.                                                           7,700         138
Webster Financial Corp.                                                        8,900         355
------------------------------------------------------------------------------------------------
                                                                                          13,954
================================================================================================
FOOD & TOBACCO (2.0%)
NBTY, Inc.                                                                 (a)18,900         441
Pilgrim's Pride Corp.                                                         28,400         355
Smithfield Foods, Inc.                                                     (a)13,000         250
------------------------------------------------------------------------------------------------
                                                                                           1,046
================================================================================================
HEALTH CARE (7.8%)
American Medical Security Group, Inc.                                      (a)14,500         294
Cephalon, Inc.                                                              (a)5,200         239
Conceptus, Inc.                                                             (a)9,600         126
Coventry Health Care, Inc.                                                 (a)16,100         849
Immucor, Inc.                                                              (a)21,700         585
LifePoint Hospitals, Inc.                                                   (a)9,900         238
Medicines Co.                                                              (a)10,600         275
MGI Pharma, Inc.                                                            (a)9,900         389
Regeneration Technologies, Inc.                                            (a)13,400         121
Respironics, Inc.                                                           (a)9,400         393
Serologicals Corp.                                                          (a)7,500          99
Steris Corp.                                                                (a)7,000         161
United Therapeutics Corp.                                                  (a)18,600         420
------------------------------------------------------------------------------------------------
                                                                                           4,189
================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (13.3%)
AGCO Corp.                                                                  (a)3,400          58
Allete, Inc.                                                                  13,700         375
Ametek, Inc.                                                                   7,600         326
AMR Corp.                                                                  (a)11,500         132
Anteon International Corp.                                                  (a)4,600         141
Arkansas Best Corp.                                                           15,100         415
BearingPoint, Inc.                                                         (a)17,300         138
Benchmark Electronics, Inc.                                                 (a)3,700         156
Black Box Corp.                                                                3,100         123
Casella Waste Systems, Inc., Class A                                       (a)19,600         243
CIRCOR International, Inc.                                                    17,400         334
Continental Airlines, Inc., Class B                                         (a)7,600         126
Covenant Transport, Inc.                                                   (a)12,400         228
Delta Air Lines, Inc.                                                         17,600         234
DRS Technologies, Inc.                                                     (a)17,000         410
ExpressJet Holdings, Inc.                                                   (a)9,100         126
Gardner Denver, Inc.                                                       (a)11,300         237
Genesee & Wyoming, Inc., Class A                                            (a)6,700         159
Goodrich Corp.                                                                 7,500         182
Insituform Technologies, Inc., Class A                                      (a)6,000         107
Minerals Technologies, Inc.                                                    4,500         229
Navistar International Corp.                                                (a)5,300         198
Oshkosh Truck Corp.                                                            7,200   $     285
Robbins & Myers, Inc.                                                          6,600         147
Ryder System, Inc.                                                             6,500         191
SCS Transportation, Inc.                                                    (a)5,900          89
Tetra Tech, Inc.                                                            (a)5,100         102
Texas Industries, Inc.                                                         5,800         143
Tredegar Corp.                                                                11,700         176
USF Corp.                                                                      2,300          72
Wabash National Corp.                                                       (a)4,300          69
Waste Connections, Inc.                                                    (a)13,700         481
Watts Industries, Inc.                                                        13,800         243
Yellow Corp.                                                               (a)14,800         442
------------------------------------------------------------------------------------------------
                                                                                           7,117
================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                     (a)28,200         484
Foot Locker, Inc.                                                             17,300         280
Footstar, Inc.                                                             (a)14,500          98
Galyans Trading Co., Inc.                                                   (a)3,000          31
Hancock Fabrics, Inc.                                                         17,600         278
Hollywood Entertainment Corp.                                              (a)20,000         340
Jo-Ann Stores, Inc.                                                        (a)11,700         326
Kellwood Co.                                                                   5,500         184
Linens 'N Things, Inc.                                                     (a)16,200         385
Oshkosh B'Gosh, Inc.                                                           6,200         159
Sonic Corp.                                                                (a)15,100         382
Stage Stores, Inc.                                                         (a)11,800         301
Tuesday Morning Corp.                                                      (a)11,200         312
Tweeter Home Entertainment Group, Inc.                                      (a)5,800          44
Urban Outfitters, Inc.                                                     (a)18,000         469
------------------------------------------------------------------------------------------------
                                                                                           4,073
================================================================================================
TECHNOLOGY (13.3%)
AMIS Holdings, Inc.                                                         (a)6,400         118
Analogic Corp.                                                                 3,100         149
Andrew Corp.                                                               (a)24,300         299
Ascential Software Corp.                                                   (a)12,700         235
Asyst Technologies, Inc.                                                    (a)8,900         125
Axcelis Technologies, Inc.                                                 (a)15,600         129
BISYS Group, Inc. (The)                                                    (a)24,400         321
Borland Software Corp.                                                     (a)14,200         131
CommScope, Inc.                                                            (a)11,200         135
DuPont Photomasks, Inc.                                                     (a)5,600         127
Earthlink, Inc.                                                            (a)18,600         153
Electronics for Imaging, Inc.                                              (a)12,100         282
Emulex Corp.                                                                (a)6,100         155
FileNET Corp.                                                               (a)8,000         161
GlobespanVirata, Inc.                                                      (a)16,700         121
Hutchinson Technology, Inc.                                                 (a)4,100         136
Hyperion Solutions Corp.                                                    (a)6,800         196
Inet Technologies, Inc.                                                    (a)13,300         172
Informatica Corp.                                                          (a)20,200         150
Insight Enterprises, Inc.                                                   (a)8,100         123
Inter-Tel, Inc.                                                                5,100         125
Intergraph Corp.                                                            (a)5,900         137
Internet Security Systems, Inc.                                            (a)11,300         141
Intrado, Inc.                                                               (a)6,000         137

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                           VALUE
                                                                              SHARES       (000)
------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Ixia                                                                       (a)18,500   $     200
JDA Software Group, Inc.                                                    (a)8,300         123
Kemet Corp.                                                                (a)12,600         161
Komag, Inc.                                                                 (a)7,900         138
Micromuse, Inc.                                                            (a)16,000         131
Mindspeed Technologies, Inc.                                               (a)26,100         141
MRO Software, Inc.                                                         (a)12,000         164
NetIQ Corp.                                                                (a)19,300         230
ON Semiconductor Corp.                                                     (a)30,400         125
Overland Storage, Inc.                                                      (a)7,200         106
Plantronics, Inc.                                                           (a)6,900         165
Polycom, Inc.                                                               (a)8,300         138
Quest Software, Inc.                                                       (a)15,400         186
Radisys Corp.                                                               (a)7,300         132
RSA Security, Inc.                                                          (a)9,300         133
Standard Micosystems Corp.                                                  (a)6,000         162
Sybase, Inc.                                                               (a)13,800         235
Synaptics, Inc.                                                            (a)10,500         113
Tech Data Corp.                                                             (a)4,200         130
TTM Technologies, Inc.                                                      (a)7,300         104
WebEx Communications, Inc.                                                  (a)9,000         171
------------------------------------------------------------------------------------------------
                                                                                           7,146
================================================================================================
UTILITIES (2.7%)
Cleco Corp.                                                                   23,100         377
Energen Corp.                                                                 10,700         387
ONEOK, Inc.                                                                   12,500         252
Southwestern Energy Co.                                                     (a)9,200         167
WGL Holdings, Inc.                                                            10,000         276
------------------------------------------------------------------------------------------------
                                                                                           1,459
================================================================================================
  TOTAL COMMON STOCKS (COST $45,889)                                                      51,404
================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
REPURCHASE AGREEMENT (3.3%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03 (COST $1,782)                              $   (f)1,782       1,782
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (COST $47,671)                                                  53,186
================================================================================================

                                                                              AMOUNT      AMOUNT
                                                                               (000)       (000)
------------------------------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Receivable for Investments Sold                                       $        886
  Receivable for Portfolio Shares Sold                                            63
  Dividends Receivable                                                            42
  Other                                                                            2   $     993
------------------------------------------------------------------------------------------------
LIABILITIES (-1.3%)
  Payable for Investments Purchased                                             (444)
  Payable for Investment Advisory Fees                                           (75)
  Payable for Portfolio Shares Redeemed                                          (61)
  Bank Overdraft Payable                                                         (56)
  Payable for Custodian Fees                                                      (9)
  Payable for Administrative Fees                                                 (7)
  Other Liabilities                                                              (13)       (665)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $  53,514
================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $  47,534
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                       31
Accumulated Net Realized Gain (Loss)                                                         434
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                    5,515
------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $  53,514
================================================================================================
INSTITUTIONAL CLASS:
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,282,394 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $   12.50
================================================================================================

(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. MID CAP VALUE PORTFOLIO

The U.S. Mid Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Mid Cap Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal ended September 30, 2003, the Portfolio's Institutional Class had a total return of 33.85%, compared to 26.82% for the S&P Mid Cap 400 Index (the "Index"). Note that as of September 30, 2003, the Portfolio's name changed to the U.S. Mid Cap Value Portfolio, and the Index changed to the Russell Mid Cap Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to the swift U.S. victory in Iraq as well as encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's relative outperformance as compared to the Index during the period was driven primarily by stock selection, especially within the technology, utilities, and financial services sectors. Sector allocations also contributed somewhat to relative performance, particularly our overweight in technology.

The Portfolio benefited from a number of technology stocks that rallied strongly from the depressed levels at which we had initiated or added to positions. We focused on companies with strong balance sheets, particularly software and semiconductor-related names, and these were among the top contributors within the sector. A number of the Portfolio's utilities holdings benefited from a reduction in liquidity fears, as many companies took significant steps to improve their balance sheets through debt refinancing or asset sales. Within financial services, the Portfolio enjoyed solid performance in the areas of insurance and reinsurance, as well as credit and finance.

Detractors from performance included stock selection within health care and various consumer-oriented sectors, and an overweight relative to the Index in basic resources.

MANAGEMENT STRATEGIES

During the period we increased our focus on companies with high levels of free cash flow. We view free cash flow as a valuable attribute because it enables companies to initiate or increase dividends, repurchase stock, or reinvest in their businesses.

We increased the extent of the Portfolio's technology overweight relative to the Index, reflecting our more favorable outlook for growth in business spending versus growth in consumer spending. We also increased exposure to financial services and utilities, in each case moving to a slight overweight. We reduced exposure to consumer services and non-durables, and continued to underweight consumer-related sectors generally. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT SINCE INCEPTION

                    U.S. MID CAP
                 VALUE PORTFOLIO -        S&P 400          RUSSELL MID CAP
                INSTITUTIONAL CLASS     MIDCAP INDEX          VALUE INDEX
**                    5,000,000          5,000,000             5,000,000
      95              6,725,000          6,455,230             6,453,500
      96              8,224,550          7,359,080             7,469,640
      97             13,274,400         10,235,300            10,476,000
      98             12,356,400          9,590,140            10,086,900
      99             15,993,900         12,034,700            11,028,000
      00             20,708,100         17,235,400            12,461,500
      01             16,311,800         13,961,900            12,457,100
      02             13,035,100         13,308,400            11,777,300
      03             17,447,500         16,877,500            15,110,500

* Minimum Investment
**Commenced operations on December 30, 1994.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.

PERFORMANCE COMPARED TO THE RUSSELL MID CAP VALUE INDEX AND THE S&P 400 MIDCAP INDEX(1)

                                                          TOTAL RETURNS(2)
                                                     --------------------------
                                                               AVERAGE ANNUAL
                                                              -----------------
                                                       ONE     FIVE       SINCE
                                                      YEAR    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)                  33.85%    7.14%      15.35%
Russell Mid Cap Value Index -- Institutional Class   28.30     8.42       13.47
S&P 400 MidCap Index -- Institutional Class          26.82    11.97       14.92
Portfolio -- Investment Class(4)                     33.66     6.99       11.29
Russell Mid Cap Value Index -- Investment Class      28.30     8.42       13.47
S&P 400 MidCap Index -- Investment Class             26.82    11.97       12.31
Portfolio -- Adviser Class(5)                        33.56     6.87        2.86
Russell Mid Cap Value Index -- Adviser Class         28.30     8.42        4.89
S&P 400 MidCap Index -- Adviser Class                26.82    11.97        7.34

(1) The Russell Mid Cap Value Index and the S&P 400 MidCap Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on December 30, 1994.
(4)  Commenced offering on May 10, 1996.
(5)  Commenced offering on July 17, 1998.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE S&P 400 MIDCAP INDEX, TO THE RUSSELL MID CAP VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (99.4%)
BASIC RESOURCES (4.7%)
Bowater, Inc.                                                                 68,900   $       2,898
Crown Holdings, Inc.                                                      (a)211,500           1,428
Eastman Chemical Co.                                                          79,800           2,673
GrafTech International Ltd.                                               (a)157,400           1,259
Harsco Corp.                                                                  45,000           1,731
Hercules, Inc.                                                             (a)10,200             116
IMC Global, Inc.                                                             705,100           4,520
Lubrizol Corp.                                                                32,700           1,061
Lyondell Chemical Co.                                                        106,400           1,360
Olin Corp.                                                                    98,100           1,552
Pactiv Corp.                                                              (a)111,100           2,253
RPM International, Inc.                                                       82,300           1,075
Sonoco Products Co.                                                          150,500           3,303
----------------------------------------------------------------------------------------------------
                                                                                              25,229
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Constellation Brands, Inc., Class A                                        (a)55,500           1,692
Dial Corp. (The)                                                             104,900           2,259
Pepsi Bottling Group, Inc.                                                    68,300           1,406
----------------------------------------------------------------------------------------------------
                                                                                               5,357
====================================================================================================
CONSUMER DURABLES (3.5%)
Activision, Inc.                                                           (a)81,100             969
ArvinMeritor, Inc.                                                            32,200             573
Furniture Brands International, Inc.                                       (a)16,500             397
Hasbro, Inc.                                                                  86,400           1,614
KB Home                                                                       24,400           1,456
Lear Corp.                                                                 (a)44,200           2,327
Leggett & Platt, Inc.                                                        111,500           2,412
SPX Corp.                                                                 (a)131,300           5,945
Stanley Works (The)                                                          104,800           3,094
----------------------------------------------------------------------------------------------------
                                                                                              18,787
====================================================================================================
CONSUMER SERVICES (5.8%)
Acxiom Corp.                                                              (a)253,000           3,987
Aramark Corp., Class B                                                    (a)104,500           2,616
Bally Total Fitness Holding Corp.                                         (a)525,000           4,541
Belo Corp.                                                                   107,400           2,605
Citadel Broadcasting Corp.                                                 (a)81,600           1,612
Cox Radio, Inc.                                                            (a)68,300           1,494
DoubleClick, Inc.                                                         (a)141,300           1,522
GTECH Holdings Corp.                                                          41,200           1,765
Harrah's Entertainment, Inc.                                                  37,400           1,575
Journal Communications, Inc.                                               (a)39,200             649
Metro-Goldwyn-Mayer, Inc.                                                 (a)127,800           1,961
Park Place Entertainment Corp.                                             (a)66,400             598
Reader's Digest Association, Inc. (The), Class A                             157,500           2,203
Westwood One, Inc.                                                        (a)147,100           4,441
----------------------------------------------------------------------------------------------------
                                                                                              31,569
====================================================================================================
ENERGY (6.7%)
Apache Corp.                                                                  18,600           1,290
Aquila, Inc.                                                              (a)163,000             551
Arch Coal, Inc.                                                               54,600           1,213
Baker Hughes, Inc.                                                            19,300             571
Cooper Cameron Corp.                                                       (a)12,600             582
Dynegy, Inc., Class A                                                     (a)300,800   $       1,083
ENSCO International, Inc.                                                     41,100           1,102
Equitable Resources, Inc.                                                    102,500           4,213
FMC Technologies, Inc.                                                    (a)173,600           3,719
GlobalSantaFe Corp.                                                           96,100           2,302
KeySpan Corp.                                                                  4,900             172
National-Oilwell, Inc.                                                     (a)21,400             388
Noble Corp.                                                               (a)153,500           5,217
Schlumberger Ltd.                                                             14,200             687
Smith International, Inc.                                                   (a)9,200             331
Tidewater, Inc.                                                               36,600           1,036
Valero Energy Corp.                                                           93,200           3,567
Varco International, Inc.                                                 (a)106,000           1,792
Weatherford International Ltd.                                             (a)42,200           1,594
XTO Energy, Inc.                                                             223,900           4,700
----------------------------------------------------------------------------------------------------
                                                                                              36,110
====================================================================================================
FINANCIAL SERVICES (21.2%)
ACE Ltd.                                                                      43,700           1,446
Affiliated Managers Group, Inc.                                            (a)31,500           1,978
American Financial Group, Inc.                                                41,300             898
AmeriCredit Corp.                                                         (a)398,400           4,104
Amvescap plc ADR                                                             166,700           2,532
AON Corp.                                                                    128,400           2,677
Arthur J. Gallagher & Co.                                                      6,700             189
Astoria Financial Corp.                                                      108,300           3,346
Banknorth Group, Inc.                                                        106,100           2,994
Bear Stearns Co., Inc. (The)                                                  21,900           1,638
CapitalSource, Inc.                                                        (a)38,800             679
Charter One Financial, Inc.                                                  130,200           3,984
CIT Group, Inc.                                                               48,800           1,404
City National Corp.                                                           35,000           1,784
Comerica, Inc.                                                                76,100           3,546
Commerce Bancorp., Inc.                                                       84,400           4,044
Countrywide Financial Corp.                                                   45,000           3,523
E*TRADE Group, Inc.                                                       (a)319,300           2,957
Everest Reinsurance Group Ltd.                                                23,500           1,766
FirstMerit Corp.                                                              67,200           1,663
GATX Corp.                                                                    77,600           1,641
Greater Bay Bancorp.                                                          65,600           1,365
GreenPoint Financial Corp.                                                    43,900           1,311
Hartford Financial Services Group, Inc.                                       60,400           3,179
Hibernia Corp., Class A                                                       96,400           1,953
Investors Financial Services Corp.                                           143,900           4,518
Janus Capital Group, Inc.                                                    110,800           1,548
LaBranche & Co., Inc.                                                         62,000             905
Lehman Brothers Holdings, Inc.                                                68,000           4,697
Lincoln National Corp.                                                        97,100           3,435
Mellon Financial Corp.                                                       125,000           3,768
Mercantile Bankshares Corp.                                                   27,400           1,096
National Commerce Financial Corp.                                            221,500           5,511
Nationwide Financial Services, Inc., Class A                                 193,900           6,077
New York Community Bancorp., Inc.                                             45,200           1,424
Ohio Casualty Corp.                                                        (a)71,400           1,035
Platinum Underwriters Holdings Ltd.                                           69,000           1,939
PMI Group, Inc. (The)                                                        139,400           4,705
Radian Group, Inc.                                                           114,700           5,093

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D)
Sovereign Bancorp, Inc.                                                      181,100   $       3,359
State Street Corp.                                                            46,700           2,102
UnumProvident Corp.                                                          170,400           2,517
Waddell & Reed Financial, Inc.                                                24,500             577
Zions Bancorp.                                                                62,300           3,479
----------------------------------------------------------------------------------------------------
                                                                                             114,386
====================================================================================================
FOOD & TOBACCO (0.8%)
Sara Lee Corp.                                                               118,800           2,181
Smithfield Foods, Inc.                                                     (a)65,800           1,263
Tyson Foods, Inc., Class A                                                    73,100           1,033
----------------------------------------------------------------------------------------------------
                                                                                               4,477
====================================================================================================
HEALTH CARE (12.4%)
Anthem, Inc.                                                               (a)68,400           4,879
Barr Laboratories, Inc.                                                    (a)29,100           1,985
Biovail Corp.                                                              (a)27,800           1,033
Caremark Rx, Inc.                                                         (a)249,400           5,636
Cephalon, Inc.                                                             (a)62,800           2,884
Community Health Systems, Inc.                                            (a)110,700           2,402
Coventry Health Care, Inc.                                                 (a)83,500           4,404
Endo Pharmaceuticals Holdings, Inc.                                       (a)163,400           3,342
Fisher Scientific International, Inc.                                      (a)12,100             480
Gilead Sciences, Inc.                                                     (a)154,800           8,658
Health Net, Inc.                                                           (a)38,400           1,216
ICOS Corp.                                                                 (a)23,100             885
Idec Pharmaceuticals Corp.                                                 (a)30,200           1,001
LifePoint Hospitals, Inc.                                                  (a)83,000           1,996
Medicines Co.                                                             (a)112,100           2,915
MGI Pharma, Inc.                                                          (a)128,000           5,025
Pharmaceutical Resources, Inc.                                             (a)26,100           1,781
St. Jude Medical, Inc.                                                     (a)41,500           2,232
Steris Corp.                                                              (a)172,200           3,964
Trimeris, Inc.                                                             (a)65,800           1,656
United Therapeutics Corp.                                                 (a)193,200           4,364
Universal Health Services, Inc., Class B                                   (a)48,400           2,393
Vertex Pharmaceuticals, Inc.                                              (a)122,900           1,512
----------------------------------------------------------------------------------------------------
                                                                                              66,643
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (7.6%)
AGCO Corp.                                                                (a)129,000           2,211
Allied Waste Industries, Inc.                                              (a)93,100           1,006
BearingPoint, Inc.                                                        (a)326,200           2,603
Brink's Co. (The)                                                             59,100           1,026
CNF, Inc.                                                                     19,900             638
Concord EFS, Inc.                                                         (a)172,600           2,359
Cooper Industries Ltd., Class A                                               46,100           2,214
Cross Timbers Royalty Trust                                                    1,719              36
Fair Isaac Corp.                                                               9,400             554
Federal Signal Corp.                                                         191,200           2,849
Flowserve Corp.                                                            (a)43,100             875
Fluor Corp.                                                                   46,100           1,721
Goodrich Corp.                                                               115,600           2,802
Kennametal, Inc.                                                              58,200           2,177
Lockheed Martin Corp.                                                         53,200           2,455
Manpower, Inc.                                                                61,200           2,271
Navistar International Corp.                                               (a)80,800           3,012
Parker-Hannifin Corp.                                                         53,400   $       2,387
Raytheon Co.                                                                  68,800           1,926
Tecumseh Products Co., Class A                                                30,800           1,149
United Rentals, Inc.                                                       (a)54,100             871
Waste Connections, Inc.                                                    (a)70,100           2,460
Yellow Corp.                                                               (a)40,300           1,204
----------------------------------------------------------------------------------------------------
                                                                                              40,806
====================================================================================================
RETAIL (8.1%)
Abercrombie & Fitch Co., Class A                                          (a)112,800           3,126
Barnes & Noble, Inc.                                                       (a)52,900           1,344
Borders Group, Inc.                                                       (a)201,300           3,809
Brinker International, Inc.                                                (a)91,800           3,062
CBRL Group, Inc.                                                              15,300             543
Darden Restaurants, Inc.                                                      38,500             731
Dollar Tree Stores, Inc.                                                  (a)162,500           5,444
Federated Department Stores, Inc.                                             39,200           1,642
Foot Locker, Inc.                                                             86,000           1,393
Hollywood Entertainment Corp.                                             (a)104,400           1,775
InterActiveCorp.                                                           (a)48,600           1,606
Jones Apparel Group, Inc.                                                    233,100           6,977
Kroger Co.                                                                (a)208,600           3,728
Linens 'N Things, Inc.                                                     (a)83,700           1,990
Michaels Stores, Inc.                                                         30,800           1,255
Pier 1 Imports, Inc.                                                          68,800           1,324
Safeway, Inc.                                                              (a)93,200           2,138
Too, Inc.                                                                  (a)84,100           1,239
Williams-Sonoma, Inc.                                                      (a)18,200             491
----------------------------------------------------------------------------------------------------
                                                                                              43,617
====================================================================================================
TECHNOLOGY (19.5%)
3Com Corp.                                                                (a)326,400           1,926
Affiliated Computer Services, Inc., Class A                                (a)95,500           4,650
AMIS Holdings, Inc.                                                        (a)65,700           1,213
Andrew Corp.                                                              (a)185,100           2,275
ASML Holding NV (New York shares)                                         (a)173,200           2,274
AU Optronics Corp. ADR                                                       104,300           1,331
Avnet, Inc.                                                               (a)211,300           3,491
BISYS Group, Inc. (The)                                                   (a)364,500           4,793
BMC Software, Inc.                                                        (a)190,000           2,647
Cadence Design Systems, Inc.                                               (a)95,700           1,282
CDW Corp.                                                                     52,300           3,020
Celestica, Inc.                                                           (a)210,000           3,331
Check Point Software Technologies Ltd.                                     (a)82,800           1,391
Compuware Corp.                                                         (a)1,011,300           5,421
Comverse Technology, Inc.                                                  (a)85,700           1,282
DST Systems, Inc.                                                         (a)123,200           4,632
Emulex Corp.                                                               (a)51,000           1,299
Fairchild Semiconductor International, Inc.,
  Class A                                                                 (a)190,200           3,153
Informatica Corp.                                                          (a)64,200             478
Integrated Device Technology, Inc.                                        (a)255,800           3,177
Internet Security Systems, Inc.                                           (a)133,000           1,662
Intersil Corp., Class A                                                    (a)89,500           2,130
Lam Research Corp.                                                         (a)28,700             636
Lucent Technologies, Inc.                                               (a)1,501,500           3,243

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. MID CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
McData Corp., Class A                                                      (a)72,900   $         873
Microchip Technology, Inc.                                                    52,400           1,254
National Semiconductor Corp.                                               (a)68,200           2,202
NCR Corp.                                                                  (a)95,900           3,039
NetIQ Corp.                                                               (a)144,800           1,729
Network Associates, Inc.                                                  (a)213,200           2,934
ON Semiconductor Corp.                                                    (a)317,600           1,302
Peoplesoft, Inc.                                                          (a)126,300           2,297
Polycom, Inc.                                                             (a)109,600           1,820
Powerwave Technologies, Inc.                                               (a)88,900             589
Quest Software, Inc.                                                      (a)189,000           2,287
RF Micro Devices, Inc.                                                     (a)56,000             520
Siebel Systems, Inc.                                                      (a)582,900           5,666
Silicon Storage Technology, Inc.                                          (a)297,700           2,605
Solectron Corp.                                                           (a)745,700           4,362
Sybase, Inc.                                                               (a)60,000           1,021
Tech Data Corp.                                                           (a)149,100           4,600
VeriSign, Inc.                                                            (a)160,500           2,162
Vishay Intertechnology, Inc.                                              (a)165,600           2,901
Wind River Systems, Inc.                                                   (a)74,700             425
----------------------------------------------------------------------------------------------------
                                                                                             105,325
====================================================================================================
UTILITIES (8.1%)
Allegheny Energy, Inc.                                                    (a)420,900           3,847
American Electric Power Co., Inc.                                             82,500           2,475
AT&T Wireless Services, Inc.                                              (a)263,000           2,151
Cincinnati Bell, Inc.                                                     (a)194,200             988
Constellation Energy Group, Inc.                                              90,900           3,252
Duquesne Light Holdings, Inc.                                                112,800           1,742
Edison International                                                      (a)172,200           3,289
Energy East Corp.                                                            107,800           2,418
Exelon Corp.                                                                  86,700           5,505
FirstEnergy Corp.                                                             59,300           1,892
Kinder Morgan Management LLC                                               (a)32,500           1,241
Nicor, Inc.                                                                   18,900             664
PNM Resources, Inc.                                                           29,100             816
Reliant Resources, Inc.                                                   (a)194,500             996
Sempra Energy Co.                                                            119,500           3,509
Sprint Corp. (PCS Group)                                                  (a)295,600           1,694
Williams Cos., Inc.                                                          793,000           7,470
----------------------------------------------------------------------------------------------------
                                                                                              43,949
====================================================================================================
  TOTAL COMMON STOCKS (COST $454,209)                                                        536,255
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
REPURCHASE AGREEMENT (1.5%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $8,047)                                                        $    (f)8,047           8,047
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $462,256)                                                   544,302
====================================================================================================

                                                                              AMOUNT          AMOUNT
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                      $       4,349
  Receivable for Portfolio Shares Sold                                           685
  Dividends Receivable                                                           488
  Other                                                                           25   $       5,547
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.9%)
  Payable for Investments Purchased                                           (4,953)
  Payable for Portfolio Shares Redeemed                                       (3,552)
  Payable for Investment Advisory Fees                                        (1,042)
  Bank Overdraft Payable                                                        (581)
  Payable for Trustees' Fees and Expenses                                        (69)
  Payable for Administrative Fees                                                (45)
  Payable for Distribution Fees -- Adviser Class                                 (18)
  Payable for Custodian Fees                                                      (6)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (2)
  Other Liabilities                                                              (69)        (10,337)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     539,512
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     832,942
Undistributed Net Investment Income
  (Accumulated Net Investment Loss)                                                              480
Accumulated Net Realized Gain (Loss)                                                        (375,956)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       82,046
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     539,512
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     441,775
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 24,447,438 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.07
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      13,004
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 724,281 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      84,733
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,719,638 outstanding shares of
    beneficial interest (unlimited authorization, no par value)                        $       17.95
====================================================================================================

(a)  Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

U.S. SMALL CAP VALUE PORTFOLIO

The U.S. Small Cap Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell 2000 Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.09%, compared to 36.50% for the Russell 2000 Index (the "Index"). Note that as of September 30, 2003, the Portfolio name changed to the U.S. Small Cap Value Portfolio, and the Index changed to the Russell 2000 Value Index.

FACTORS AFFECTING PERFORMANCE

At the beginning of the period, corporate malfeasance, geopolitical and terrorism concerns, and a sluggish economy all weighed heavily on the market. Equities recovered briefly during October and November, as investors responded positively to third-quarter earnings announcements and the Federal Reserve cut short-term interest rates to levels not seen since 1961. Stocks went on to give back much of their gains during the next three months, however, amid ongoing concerns about Iraq.

Starting in mid-March, equity markets staged a powerful rally. Investors reacted positively to encouraging economic data and reports of corporate earnings that exceeded expectations. Long-term bond yields declined and mortgage rates fell to record lows (before subsequently rising again), triggering an increase in refinancing activity. By the end of the period, investor pessimism about exogenous issues had largely been replaced by cautious optimism, buoyed by a nascent economic and capital markets recovery.

The Portfolio's underperformance versus the Index came during the second half of the fiscal year, as small-cap stocks dramatically outperformed their large-cap counterparts during the market rally. In particular, the stocks that appreciated the most tended to be more speculative in nature: stocks priced below $5, stocks of companies with negative earnings, and stocks with the smallest market capitalizations. The Portfolio's focus on higher-quality issues led to an underweight relative to the Index in riskier stocks such as these, which resulted in performance that lagged the Index.

Specifically, underperformance during the period was driven primarily by stock selection, especially within the technology, health care, and consumer durables sectors. In addition, our cash position, which averaged approximately 4%, dampened returns in a rising market.

Positive contributors to relative performance included stock selection within financial services, utilities, and food and tobacco; while sector allocations essentially had a neutral impact overall.

MANAGEMENT STRATEGIES

Relative to the Index, we increased exposure to technology, moving from an underweight to an overweight, reflecting a more favorable outlook for growth in technology spending. We also maintained an overweight in energy for much of the period, seeking to capitalize on high natural gas prices.

Relative to the Index, we increased exposure to consumer services, especially in the areas of gaming and lodging, while reducing our weighting in consumer durables. Finally, we moved from an overweight to a modest underweight in health care, primarily by reducing exposure to health care services and health technology.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (CONT'D)

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

             U.S. SMALL CAP
            VALUE PORTFOLIO -          RUSSELL                RUSSELL 2000
           INSTITUTIONAL CLASS        2000 INDEX              VALUE INDEX
93            5,000,000                5,000,000                5,000,000
94            5,401,920                5,131,390                5,202,380
95            6,394,920                6,331,890                6,168,770
96            7,929,940                7,164,330                7,000,520
97           11,880,000                9,541,940                9,986,180
98            9,700,530                7,726,790                8,709,070
99           12,013,100                9,199,970                9,216,300
00           14,789,000               11,351,700               10,631,800
01           11,646,200                8,944,390               11,228,100
02           10,834,500                8,111,950               11,063,600
03           14,093,500               11,073,000               14,567,000

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Adviser Class shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE RUSSELL 2000 VALUE INDEX AND RUSSELL 2000 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.09%   7.76%   10.92%      10.91%
Russell 2000 Value Index -- Institutional
  Class                                      31.66   10.84    11.29       11.20
Russell 2000 Index -- Institutional Class    36.50    7.46     8.28        8.65
Portfolio -- Adviser Class(4)                29.76      --       --        4.85
Russell 2000 Value Index -- Adviser Class    31.66      --       --        9.98
Russell 2000 Index -- Adviser Class          36.50      --       --        4.51

(1) The Russell 2000 Value Index and the Russell 2000 Index are unmanaged market indices.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on July 1, 1986.
(4)  Commenced offering on January 22, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE PORTFOLIO'S BENCHMARK WAS CHANGED FROM THE RUSSELL 2000 INDEX, TO THE RUSSELL 2000 VALUE INDEX, TO MORE ACCURATELY REFLECT THE PORTFOLIO'S INVESTABLE UNIVERSE AND GROWTH STYLE.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.5%)
BASIC RESOURCES (3.5%)
Albany International Corp., Class A                                           86,300   $       2,662
Bowater, Inc.                                                                103,500           4,353
FMC Corp.                                                                  (a)61,000           1,537
Georgia Gulf Corp.                                                           113,900           2,660
GrafTech International Ltd.                                               (a)187,500           1,500
Hercules, Inc.                                                             (a)95,100           1,077
IMC Global, Inc.                                                             256,400           1,644
Schulman, Inc., Class A                                                       75,300           1,194
Scotts Co. (The)                                                           (a)68,800           3,763
Steel Dynamics, Inc.                                                       (a)59,600             902
----------------------------------------------------------------------------------------------------
                                                                                              21,292
====================================================================================================
CONSUMER DURABLES (3.4%)
Beazer Homes USA, Inc.                                                     (a)19,400           1,637
Furniture Brands International, Inc.                                      (a)121,700           2,933
MDC Holdings, Inc.                                                            31,400           1,695
Meritage Corp.                                                             (a)34,600           1,635
Polaris Industries, Inc.                                                      21,600           1,602
Standard Pacific Corp.                                                        53,800           2,039
Trex Co., Inc.                                                             (a)74,100           2,301
WCI Communities, Inc.                                                     (a)203,700           3,361
Winnebago Industries, Inc.                                                    76,800           3,424
----------------------------------------------------------------------------------------------------
                                                                                              20,627
====================================================================================================
CONSUMER SERVICES (7.3%)
Alliance Gaming Corp.                                                     (a)190,000           3,853
Ameristar Casinos, Inc.                                                   (a)177,600           4,447
Argosy Gaming Co.                                                         (a)174,400           4,255
Charter Communications, Inc., Class A                                     (a)316,000           1,302
Choice Hotels International, Inc.                                         (a)103,600           3,006
Cumulus Media, Inc., Class A                                              (a)101,600           1,732
Extended Stay America, Inc.                                               (a)185,100           2,764
Gray Television, Inc.                                                        352,700           4,120
Isle of Capri Casinos, Inc.                                               (a)106,400           2,108
Journal Communications, Inc.                                               (a)43,800             725
La Quinta Corp.                                                           (a)458,500           2,856
Penn National Gaming, Inc.                                                (a)405,900           8,654
SCP Pool Corp.                                                            (a)136,300           3,792
----------------------------------------------------------------------------------------------------
                                                                                              43,614
====================================================================================================
ENERGY (4.3%)
Cimarex Energy Co.                                                        (a)156,100           3,060
Forest Oil Corp.                                                          (a)198,900           4,764
Grey Wolf, Inc.                                                           (a)992,100           3,452
Horizon Offshore, Inc.                                                    (a)190,600             783
Key Energy Services, Inc.                                                 (a)390,800           3,771
Newpark Resources, Inc.                                                   (a)305,300           1,313
Oil States International, Inc.                                            (a)126,700           1,608
St. Mary Land & Exploration Co.                                               70,700           1,790
Ultra Petroleum Corp.                                                     (a)153,600           2,143
W-H Energy Services, Inc.                                                 (a)179,000           3,186
----------------------------------------------------------------------------------------------------
                                                                                              25,870
====================================================================================================
FINANCIAL SERVICES (18.4%)
Affiliated Managers Group, Inc.                                            (a)58,100           3,649
American Financial Group, Inc.                                               140,100           3,047
Associated Banc-Corp.                                                         73,500   $       2,778
Bancorpsouth, Inc.                                                            71,200           1,559
BankAtlantic Bancorp, Inc., Class B                                           23,100             329
BRE Properties, Inc., Class A REIT                                            43,800           1,445
Brookline Bancorp, Inc.                                                       82,100           1,209
Camden Property Trust REIT                                                    52,800           2,029
CarrAmerica Realty Corp. REIT                                                 67,700           2,021
Catellus Development Corp. REIT                                           (a)115,500           2,824
Colonial BancGroup, Inc. (The)                                               102,200           1,476
Cullen/Frost Bankers, Inc.                                                    78,700           2,930
Dime Community Bancshares, Inc.                                               49,900           1,148
Direct General Corp.                                                       (a)67,300           1,687
Downey Financial Corp.                                                        72,000           3,365
East-West Bancorp, Inc.                                                       21,200             906
Equity One, Inc.                                                              66,200           1,125
F.N.B. Corp.                                                                  46,100           1,590
Financial Federal Corp.                                                    (a)29,800             909
First Midwest Bancorp., Inc.                                                 132,100           3,925
First Niagara Financial Group, Inc.                                          176,600           2,667
GATX Corp.                                                                    75,600           1,599
Greater Bay Bancorp.                                                         149,600           3,112
Harleysville Group, Inc.                                                      10,400             242
Hibernia Corp., Class A                                                      230,200           4,664
Hilb, Rogal & Hamilton Co.                                                    70,800           2,198
IBERIABANK Corp.                                                              26,400           1,389
Infinity Property & Casualty Corp.                                            42,300           1,189
Kilroy Realty Corp. REIT                                                     111,800           3,192
Local Financial Corp.                                                      (a)79,500           1,422
Macerich Co. (The)                                                            54,500           2,057
MAF Bancorp, Inc.                                                             42,700           1,631
Main Street Banks, Inc.                                                       62,900           1,576
Mercantile Bankshares Corp.                                                   29,000           1,160
National Financial Partners Corp.                                          (a)20,900             564
Platinum Underwriters Holdings Ltd.                                          117,900           3,313
Prentiss Properties Trust REIT                                                86,200           2,672
Provident Bankshares Corp.                                                    38,000           1,073
Provident Financial Group, Inc.                                               57,700           1,613
PS Business Parks, Inc. REIT                                                  63,200           2,385
Regency Centers Corp. REIT                                                    41,000           1,511
Scottish Re Group Ltd.                                                       153,400           3,705
Selective Insurance Group                                                     50,600           1,506
Sky Financial Group, Inc.                                                    182,700           4,113
Southwest Bancorp of Texas, Inc.                                              29,700           1,084
Stancorp Financial Group, Inc.                                                77,300           4,441
Texas Regional Bancshares, Inc.                                              156,100           5,275
United Dominion Realty Trust, Inc. REIT                                      105,100           1,924
Universal Health Realty Income Trust REIT                                     45,100           1,224
W. Holding Co., Inc.                                                         121,600           2,177
Webster Financial Corp.                                                      100,400           4,004
----------------------------------------------------------------------------------------------------
                                                                                             110,633
====================================================================================================
FOOD & TOBACCO (2.3%)
NBTY, Inc.                                                                (a)230,800           5,389
Pilgrim's Pride Corp.                                                        222,500           2,781
Smithfield Foods, Inc.                                                    (a)132,100           2,537

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
FOOD & TOBACCO (CONT'D)
Universal Corp.                                                               75,200   $       3,168
----------------------------------------------------------------------------------------------------
                                                                                              13,875
====================================================================================================
HEALTH CARE (12.4%)
American Medical Security Group, Inc.                                     (a)153,000           3,107
Cephalon, Inc.                                                             (a)71,800           3,297
Conceptus, Inc.                                                           (a)218,900           2,868
Coventry Health Care, Inc.                                                (a)181,700           9,583
CTI Molecular Imaging, Inc.                                                (a)78,400           1,158
Endo Pharmaceuticals Holdings, Inc.                                       (a)195,500           3,998
Fisher Scientific International, Inc.                                      (a)35,200           1,397
Immucor, Inc.                                                             (a)250,300           6,746
LifePoint Hospitals, Inc.                                                 (a)159,500           3,836
Medicines Co.                                                             (a)193,700           5,036
MGI Pharma, Inc.                                                          (a)179,000           7,028
Pozen, Inc.                                                               (a)102,600           1,845
Regeneration Technologies, Inc.                                           (a)224,100           2,028
Respironics, Inc.                                                         (a)110,900           4,633
Select Medical Corp.                                                       (a)43,100           1,241
Serologicals Corp.                                                         (a)85,800           1,128
Steris Corp.                                                              (a)248,400           5,718
Thoratec Corp.                                                            (a)105,100           1,786
United Therapeutics Corp.                                                 (a)215,300           4,864
Universal Display Corp.                                                   (a)124,400           1,292
Vertex Pharmaceuticals, Inc.                                              (a)137,700           1,694
----------------------------------------------------------------------------------------------------
                                                                                              74,283
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (11.7%)
AGCO Corp.                                                                 (a)40,100             687
Ametek, Inc.                                                                  89,500           3,836
AMR Corp.                                                                 (a)126,400           1,447
Anteon International Corp.                                                 (a)52,400           1,604
Arkansas Best Corp.                                                          182,600           5,022
BearingPoint, Inc.                                                        (a)188,900           1,507
Benchmark Electronics, Inc.                                                (a)40,000           1,691
Black Box Corp.                                                               33,700           1,342
CIRCOR International, Inc.                                                    67,600           1,298
Continental Airlines, Inc., Class B                                        (a)84,500           1,401
Covenant Transport, Inc.                                                  (a)137,700           2,534
Delta Air Lines, Inc.                                                        188,800           2,511
DRS Technologies, Inc.                                                    (a)186,900           4,510
ExpressJet Holdings, Inc.                                                 (a)151,400           2,089
Gardner Denver, Inc.                                                      (a)104,000           2,185
Genesee & Wyoming, Inc., Class A                                           (a)97,900           2,321
Goodrich Corp.                                                                91,200           2,211
Insituform Technologies, Inc., Class A                                     (a)91,100           1,618
Minerals Technologies, Inc.                                                   34,600           1,761
Navistar International Corp.                                               (a)57,700           2,151
Oshkosh Truck Corp.                                                           81,200           3,216
Robbins & Myers, Inc.                                                         72,400           1,610
Ryder System, Inc.                                                            72,200           2,117
SCS Transportation, Inc.                                                   (a)68,500           1,034
Skywest, Inc.                                                                 98,500           1,706
Tetra Tech, Inc.                                                           (a)56,500           1,125
Texas Industries, Inc.                                                        62,800           1,545
USF Corp.                                                                     35,400           1,114
Wabash National Corp.                                                      (a)53,100   $         847
Waste Connections, Inc.                                                   (a)132,000           4,632
Watts Industries, Inc.                                                       154,500           2,722
Yellow Corp.                                                              (a)159,200           4,757
----------------------------------------------------------------------------------------------------
                                                                                              70,151
====================================================================================================
RETAIL (7.6%)
Children's Place, Inc.                                                    (a)311,300           5,339
Foot Locker, Inc.                                                            188,600           3,055
Footstar, Inc.                                                            (a)164,800           1,114
Galyan's Trading Co., Inc.                                                 (a)29,700             303
Hancock Fabrics, Inc.                                                        199,500           3,148
Hollywood Entertainment Corp.                                             (a)218,100           3,708
Jo-Ann Stores, Inc.                                                       (a)131,900           3,680
Linens 'N Things, Inc.                                                    (a)180,700           4,297
Quiksilver, Inc.                                                          (a)148,600           2,370
Sonic Corp.                                                               (a)214,500           5,423
Stage Stores, Inc.                                                        (a)131,700           3,356
Tuesday Morning Corp.                                                     (a)126,400           3,518
Tweeter Home Entertainment Group, Inc.                                     (a)66,200             508
Urban Outfitters, Inc.                                                    (a)225,600           5,879
----------------------------------------------------------------------------------------------------
                                                                                              45,698
====================================================================================================
TECHNOLOGY (23.1%)
Advanced Digital Information Corp.                                        (a)132,500           1,858
Aeroflex, Inc.                                                            (a)176,800           1,565
AMIS Holdings, Inc.                                                        (a)73,400           1,355
Andrew Corp.                                                              (a)221,500           2,722
Ascential Software Corp.                                                  (a)142,900           2,648
Aspect Communications Corp.                                               (a)191,000           1,591
Asyst Technologies, Inc.                                                  (a)164,100           2,309
Avid Technology, Inc.                                                      (a)36,300           1,918
Avocent Corp.                                                              (a)47,200           1,430
Axcelis Technologies, Inc.                                                (a)170,300           1,407
BISYS Group, Inc. (The)                                                   (a)279,900           3,681
Borland Software Corp.                                                    (a)227,400           2,094
CommScope, Inc.                                                           (a)128,600           1,551
Conexant Systems, Inc.                                                    (a)279,900           1,584
Cray, Inc.                                                                (a)154,700           1,699
Digital Insight Corp.                                                      (a)76,400           1,520
Digital River, Inc.                                                        (a)55,600           1,521
Documentum, Inc.                                                          (a)117,400           2,502
Dot Hill Systems Corp.                                                     (a)99,500           1,350
DuPont Photomasks, Inc.                                                    (a)64,500           1,465
Earthlink, Inc.                                                           (a)206,000           1,695
Electronics for Imaging, Inc.                                             (a)108,600           2,533
Emulex Corp.                                                               (a)67,000           1,706
Enterasys Networks, Inc.                                                  (a)269,900           1,080
FileNET Corp.                                                             (a)151,200           3,035
GlobespanVirata, Inc.                                                     (a)268,100           1,936
Hutchinson Technology, Inc.                                                (a)60,800           2,012
Hyperion Solutions Corp.                                                  (a)100,100           2,890
II-Vi, Inc.                                                                (a)27,300             546
Imation Corp.                                                                 42,800           1,397
Inet Technologies, Inc.                                                   (a)144,300           1,867
Informatica Corp.                                                         (a)269,100           2,005
Inter-Tel, Inc.                                                               58,400           1,434

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
TECHNOLOGY (CONT'D)
Intergraph Corp.                                                          (a)106,200   $       2,472
Internet Security Systems, Inc.                                           (a)123,200           1,540
Intrado, Inc.                                                              (a)68,700           1,565
Ixia                                                                      (a)203,900           2,206
JDA Software Group, Inc.                                                   (a)93,200           1,386
Kemet Corp.                                                               (a)139,700           1,780
Komag, Inc.                                                                (a)90,500           1,586
Kronos, Inc.                                                               (a)29,200           1,545
Lexar Media, Inc.                                                          (a)98,800           1,684
Lightbridge, Inc.                                                         (a)147,300           1,389
Macromedia, Inc.                                                           (a)60,500           1,497
Macrovision Corp.                                                          (a)75,000           1,385
Mentor Graphics Corp.                                                      (a)84,500           1,481
Micromuse, Inc.                                                           (a)195,700           1,601
Mindspeed Technologies, Inc.                                              (a)299,600           1,615
MRO Software, Inc.                                                        (a)135,100           1,844
NetIQ Corp.                                                               (a)220,200           2,629
ON Semiconductor Corp.                                                    (a)348,500           1,429
Openwave Systems, Inc.                                                    (a)298,600           1,260
Overland Storage, Inc.                                                     (a)80,600           1,189
Pinnacle Systems, Inc.                                                    (a)177,300           1,495
Pixelworks, Inc.                                                          (a)151,200           1,303
Planar Systems, Inc.                                                       (a)69,100           1,482
Plantronics, Inc.                                                         (a)100,800           2,406
Polycom, Inc.                                                              (a)91,200           1,515
Powerwave Technologies, Inc.                                              (a)194,900           1,290
Quest Software, Inc.                                                      (a)196,000           2,372
Radisys Corp.                                                              (a)83,800           1,512
RF Micro Devices, Inc.                                                    (a)192,600           1,789
RSA Security, Inc.                                                        (a)106,800           1,525
Silicon Laboratories, Inc.                                                 (a)39,100           1,757
Silicon Storage Technology, Inc.                                          (a)352,600           3,085
Skyworks Solutions, Inc.                                                  (a)272,200           2,477
SRA International, Inc.                                                    (a)38,800           1,452
Standard Micosystems Corp.                                                 (a)68,200           1,840
Sybase, Inc.                                                              (a)208,300           3,543
Synaptics, Inc.                                                           (a)112,300           1,208
Tech Data Corp.                                                            (a)65,800           2,030
TTM Technologies, Inc.                                                     (a)83,300           1,189
United Online, Inc.                                                        (a)43,000           1,493
Varian Semiconductor Equipment Associates, Inc.                            (a)55,200           2,067
Vignette Corp.                                                            (a)767,700           1,766
WebEx Communications, Inc.                                                 (a)94,700           1,798
Zoran Corp.                                                                (a)83,500           1,628
----------------------------------------------------------------------------------------------------
                                                                                             139,011
====================================================================================================
UTILITIES (3.5%)
AGL Resources, Inc.                                                          112,800           3,177
Avista Corp.                                                                 110,500           1,722
Energen Corp.                                                                 93,300           3,375
ONEOK, Inc.                                                                  103,900           2,096
Peoples Energy Corp.                                                          41,200           1,705
PNM Resources, Inc.                                                           84,100           2,358
Southwestern Energy Co.                                                   (a)102,800           1,861
UGI Corp.                                                                     52,600           1,522
WGL Holdings, Inc.                                                           112,000   $       3,089
----------------------------------------------------------------------------------------------------
                                                                                              20,905
====================================================================================================
  TOTAL COMMON STOCKS (COST $505,258)                                                        585,959
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.7%)
REPURCHASE AGREEMENT (2.7%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03
  (COST $16,338)                                                       $   (f)16,338          16,338
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $521,596)                                                   602,297
====================================================================================================

                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.4%)
  Receivable for Investments Sold                                              7,253
  Receivable for Portfolio Shares Sold                                           533
  Dividends Receivable                                                           425
  Other                                                                           26           8,237
----------------------------------------------------------------------------------------------------
LIABILITIES (-1.6%)
  Payable for Investments Purchased                                           (6,137)
  Payable for Portfolio Shares Redeemed                                       (1,422)
  Payable for Investment Advisory Fees                                        (1,120)
  Bank Overdraft Payable                                                        (647)
  Payable for Trustees' Fees and Expenses                                        (60)
  Payable for Administrative Fees                                                (54)
  Payable for Distribution Fees -- Adviser Class                                 (14)
  Payable for Custodian Fees                                                     (12)
  Other Liabilities                                                              (57)         (9,523)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $     601,011
====================================================================================================
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $     647,583
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                          659
Accumulated Net Realized Gain (Loss)                                                        (127,932)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                       80,701
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     601,011
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     536,620
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,503,888 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.19
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $      64,391
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,545,678 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       18.16
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

U.S. SMALL CAP VALUE PORTFOLIO

------------
(a)   Non-income producing security
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
REIT  Real Estate Investment Trust

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT OVERVIEW (UNAUDITED)

VALUE PORTFOLIO

The Value Portfolio seeks above-average total returns over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

PERFORMANCE

For the fiscal year ended September 30, 2003, the Portfolio's Institutional Class had a total return of 30.19% compared to a 24.40% return for the S&P 500 Index ("the Index").

FACTORS AFFECTING PERFORMANCE

Stock selection was strong during the period; sector selection had a neutral impact on results.

Stock selection contributed to results most notably in the Portfolio's heavy industry, financial services, and retail names.

In terms of sector allocation, the Portfolio was underweight in the technology sector relative to the Index, which hurt results. Sector exposures relative to the Index in beverages & personal products (underweight), health care (underweight), retail (overweight) and financial services (overweight) gave a boost to relative returns.

MANAGEMENT STRATEGIES

The fund maintained a cyclical exposure, which benefited results.

Portfolio strategy over the last twelve months continued to reflect a bias toward stocks with attractive valuations relative to their profitability and growth characteristics.

Exposure was increased in drug stocks, where share prices had declined over concerns about the new product pipeline, generic drug competition, and other, company-specific product concerns. In our view, drug stock prices became oversold relative to the underlying quality of the companies, which in general exhibited high returns and high free cash flow, with relatively unleveraged balance sheets.

Another emphasis during the year was the retail group, which we believed was undervalued by a market that underestimated the strength of consumer spending.

[CHART]

  COMPARISON OF THE CHANGE IN VALUE OF A $5 MILLION* INVESTMENT OVER 10 YEARS

              VALUE PORTFOLIO -
             INSTITUTIONAL CLASS      S&P 500 INDEX
93              5,000,000               5,000,000
94              5,372,310               5,184,330
95              7,122,450               6,726,810
96              8,433,630               8,094,680
97             11,913,000              11,366,900
98              9,958,110              12,395,200
99             10,784,600              15,841,100
00             11,827,300              17,943,300
01             12,854,700              13,167,400
02             10,036,200              10,472,400
03             13,066,000              13,026,500

* Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Adviser Class shares will vary based upon the different inception dates and fees assessed to those classes.


PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)

                                                      TOTAL RETURNS(2)
                                             ----------------------------------
                                                           AVERAGE ANNUAL
                                                    ---------------------------
                                               ONE    FIVE      TEN       SINCE
                                              YEAR   YEARS    YEARS   INCEPTION
-------------------------------------------------------------------------------
Portfolio -- Institutional Class(3)          30.19%   5.58%   10.08%      12.89%
Index -- Institutional Class                 24.40    1.00    10.05       12.73
Portfolio -- Investment Class(4)             30.06    5.43       --        6.61
Index -- Investment Class                    24.40    1.00       --        7.80
Portfolio -- Adviser Class(5)                29.87    5.32       --        7.49
Index -- Adviser Class                       24.40    1.00       --        8.10

(1)  The S&P 500 Index is an unmanaged market index.
(2) Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.
(3)  Commenced operations on November 5, 1984.
(4)  Commenced offering on May 6, 1996.
(5)  Commenced offering on July 17, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE AND ASSUMES THAT ALL DIVIDENDS AND DISTRIBUTIONS, IF ANY, WERE REINVESTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS

VALUE PORTFOLIO

                                                                                               VALUE
                                                                              SHARES           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
BASIC RESOURCES (8.0%)
Air Products & Chemicals, Inc.                                               288,800   $      13,025
Dow Chemical Co. (The)                                                       203,700           6,629
Engelhard Corp.                                                              497,300          13,760
International Paper Co.                                                      217,000           8,467
Lubrizol Corp.                                                               427,400          13,869
PPG Industries, Inc.                                                         109,500           5,718
Rohm & Haas Co.                                                              283,200           9,473
Weyerhaeuser Co.                                                             162,700           9,510
----------------------------------------------------------------------------------------------------
                                                                                              80,451
====================================================================================================
BEVERAGE & HOUSEHOLD PRODUCTS (1.0%)
Fortune Brands, Inc.                                                         181,500          10,300
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES (5.7%)
Black & Decker Corp.                                                         247,800          10,048
Masco Corp.                                                                  328,800           8,049
Maytag Corp.                                                                 227,100           5,671
Stanley Works (The)                                                          509,500          15,040
Whirlpool Corp.                                                              273,200          18,515
----------------------------------------------------------------------------------------------------
                                                                                              57,323
====================================================================================================
ENERGY (5.9%)
BP plc ADR                                                                (c)417,200          17,564
ChevronTexaco Corp.                                                          173,400          12,389
ConocoPhillips, Inc.                                                         120,400           6,592
Occidental Petroleum Corp.                                                   186,600           6,574
Royal Dutch Petroleum Co.                                                    383,700          16,960
----------------------------------------------------------------------------------------------------
                                                                                              60,079
====================================================================================================
FINANCIAL SERVICES (31.9%)
ACE Ltd.                                                                     162,100           5,362
Allstate Corp. (The)                                                         111,600           4,077
Bank of America Corp.                                                        338,000          26,378
Capital One Financial Corp.                                                  238,500          13,604
CIT Group, Inc.                                                              391,200          11,251
Citigroup, Inc.                                                              491,900          22,386
Comerica, Inc.                                                               386,700          18,020
Everest Reinsurance Group Ltd.                                               181,200          13,619
Freddie Mac                                                                  460,300          24,097
Goldman Sachs Group, Inc. (The)                                              207,400          17,401
Hartford Financial Services Group, Inc.                                      341,800          17,989
Lehman Brothers Holdings, Inc.                                               191,600          13,236
MBNA Corp.                                                                   726,300          16,560
Mellon Financial Corp.                                                       323,600           9,753
Merrill Lynch & Co., Inc.                                                    402,300          21,535
MGIC Investment Corp.                                                     (c)189,100           9,846
PNC Financial Services Group                                                 465,000          22,125
Prudential Financial, Inc.                                                    63,400           2,369
St. Paul Cos., Inc.                                                          192,500           7,128
Travelers Property Casualty Corp., Class A                                   466,600           7,410
Travelers Property Casualty Corp., Class B                                    31,900             507
U.S. Bancorp                                                                 584,700          14,027
Wachovia Corp.                                                               272,600          11,228
Washington Mutual, Inc.                                                      172,300           6,783
Wells Fargo & Co.                                                            118,300           6,092
----------------------------------------------------------------------------------------------------
                                                                                             322,783
====================================================================================================
FOOD & TOBACCO (2.0%)
Altria Group, Inc.                                                           456,700          20,003
----------------------------------------------------------------------------------------------------
HEALTH CARE (11.1%)
Beckman Coulter, Inc.                                                        221,300          10,078
Bristol-Myers Squibb Co.                                                     753,300          19,330
Health Net, Inc.                                                          (a)719,500          22,786
Merck & Co., Inc.                                                            373,700          18,917
Pfizer, Inc.                                                                 737,400          22,402
Wyeth                                                                        400,000          18,440
----------------------------------------------------------------------------------------------------
                                                                                             111,953
====================================================================================================
HEAVY INDUSTRY & TRANSPORTATION (12.6%)
Burlington Northern Santa Fe Corp.                                           155,100           4,478
Caterpillar, Inc.                                                            125,300           8,626
Cooper Industries Ltd., Class A                                              158,300           7,603
Eaton Corp.                                                                  171,500          15,198
Honeywell International, Inc.                                                433,300          11,417
Ingersoll-Rand Co., Class A                                                  259,300          13,857
Navistar International Corp.                                           (a)(c)347,400          12,951
Northrop Grumman Corp.                                                        78,400           6,760
Parker-Hannifin Corp.                                                        330,800          14,787
Tyco International Ltd.                                                    1,423,100          29,074
Waste Management, Inc.                                                        88,100           2,305
----------------------------------------------------------------------------------------------------
                                                                                             127,056
====================================================================================================
RETAIL (8.0%)
Best Buy Co., Inc.                                                        (a)306,900          14,584
Home Depot, Inc.                                                             722,200          23,002
Kroger Co. (The)                                                        (a)1,506,400          26,920
Liz Claiborne, Inc.                                                          372,100          12,670
VF Corp.                                                                     106,100           4,128
----------------------------------------------------------------------------------------------------
                                                                                              81,304
====================================================================================================
TECHNOLOGY (6.6%)
Accenture Ltd., Class A                                                (a)(c)733,300          16,382
Check Point Software Technologies Ltd.                                 (a)(c)457,400           7,684
Computer Sciences Corp.                                                   (a)337,100          12,665
Hewlett-Packard Co.                                                        1,063,200          20,584
Nokia Oyj ADR, Class A                                                       637,200           9,940
----------------------------------------------------------------------------------------------------
                                                                                              67,255
====================================================================================================
UTILITIES (5.0%)
FirstEnergy Corp.                                                            639,300          20,394
SBC Communications, Inc.                                                     715,400          15,918
Verizon Communications, Inc.                                                 446,400          14,481
----------------------------------------------------------------------------------------------------
                                                                                              50,793
====================================================================================================
  TOTAL COMMON STOCKS (COST $838,402)                                                        989,300
====================================================================================================

                                                                                FACE
                                                                              AMOUNT
                                                                               (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.4%)
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
 SECURITIES (1.5%)
American Express Credit Corp.,
  1.13%, 5/17/04                                                       $      (h)216             216
BETA Finance, Inc., 1.08%, 6/16/04                                          (h)1,009           1,009
CC USA, Inc., 1.09%, 2/6/04                                                   (h)360             360
Citibank Credit Card, 1.14%, 11/7/03                                          (h)389             389
Deutsche Bank London AG, 1.07%, 10/27/03                                         721             721

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENT OF NET ASSETS (CONT'D)

VALUE PORTFOLIO

                                                                                FACE
                                                                              AMOUNT           VALUE
                                                                               (000)           (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES HELD AS COLLATERAL ON LOANED
  SECURITIES (CONT'D)
Dorado Finance, Inc., 1.09%, 2/5/04                                    $      (h)360   $         360
Federal Home Loan Mortgage Corporation,
  1.10%, 12/30/03                                                                717             717
Federal National Mortgage Association,
  1.07%, 1/29/04                                                            (h)2,163           2,163
Grampian Funding LLC, 1.07%, 11/24/03                                            403             403
International Credit Card Funding No. l Ltd.,
  1.12%, 3/19/04                                                              (h)836             836
Links Finance LLC, 1.08%, 6/16/04                                             (h)360             360
Links Finance LLC, 1.09%, 5/24/04                                             (h)576             576
Macquarie Bank Ltd., 1.21%, 6/24/04                                           (h)317             317
Sears Credit Card Account Master,
  1.15%, 10/15/04                                                             (h)577             577
SWIFT 2001, Series A6, 1.12%, 1/15/04                                         (h)255             255
SWIFT 2001, Series A7, 1.12%, 3/15/04                                         (h)721             721
Target Credit Card Master Trust,
  1.15%, 7/26/04                                                              (h)570             570
UBS Securities LLC, 1.11%, 10/1/03                                             4,222           4,222
Westdeutsche Landesbank N.Y.,
  1.05%, 11/17/03                                                             (h)721             721
----------------------------------------------------------------------------------------------------
                                                                                              15,493
====================================================================================================
REPURCHASE AGREEMENT (2.9%)
J.P. Morgan Securities, Inc., 0.80%,
  dated 9/30/03, due 10/1/03                                               (f)29,369          29,369
----------------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM INVESTMENTS (COST $44,862)                                                 44,862
====================================================================================================
TOTAL INVESTMENTS (102.2%) (COST $883,264) --
  INCLUDING $15,290 OF SECURITIES LOANED                                                   1,034,162
====================================================================================================

                                                                               VALUE
                                                                               (000)
----------------------------------------------------------------------------------------------------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold                                              8,884
  Dividends Receivable                                                         1,457
  Receivable for Portfolio Shares Sold                                           203
  Interest Receivable                                                              1
  Other                                                                           46          10,591
----------------------------------------------------------------------------------------------------
LIABILITIES (-3.2%)
  Collateral on Securities Loaned, at Value                                  (15,493)
  Payable for Investments Purchased                                          (14,322)
  Payable for Investment Advisory Fees                                        (1,274)
  Payable for Portfolio Shares Redeemed                                       (1,218)
  Payable for Distribution Fees --
    Adviser Class                                                               (131)
  Payable for Administrative Fees                                                (87)
  Payable for Trustees' Fees and Expenses                                        (79)
  Payable for Custodian Fees                                                      (5)
  Payable for Shareholder Servicing Fees --
    Investment Class                                                              (3)
  Other Liabilities                                                             (106)        (32,718)
----------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                      $   1,012,035
====================================================================================================

                                                                                              AMOUNT
                                                                                               (000)
----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in Capital                                                                        $   1,132,714
Undistributed (Distributions in Excess of)
  Net Investment Income                                                                        3,588
Accumulated Net Realized Gain (Loss)                                                        (275,165)
Unrealized Appreciation (Depreciation) on
  Investment Securities                                                                      150,898
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $   1,012,035
====================================================================================================
INSTITUTIONAL CLASS:
NET ASSETS                                                                             $     363,636
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 26,667,197 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.64
====================================================================================================
INVESTMENT CLASS:
NET ASSETS                                                                             $      26,169
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,917,573 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.65
====================================================================================================
ADVISER CLASS:
NET ASSETS                                                                             $     622,230
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 45,686,869 outstanding shares of beneficial
    interest (unlimited authorization, no par value)                                   $       13.62
====================================================================================================

(a)  Non-income producing security
(c)  All or a portion of security on loan at September 30, 2003.
(f) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated parties.
(h) Variable/Floating Rate Security -- interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2003.
ADR  American Depositary Receipt

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2003

                                                                                                   MID CAP       STRATEGIC
                                                                                    EQUITY          GROWTH     SMALL VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME +:
Dividends                                                                     $      3,418    $      2,007    $        466
Interest                                                                                40             246              22
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              3,458           2,253             488
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                                878           4,409             357
Administrative Fee                                                                     159             826              43
Custodian Fee                                                                           20             113              98
Shareholder Reporting Fee                                                               17             119               4
Professional Fees                                                                       27              35              22
Distribution Fees -- Adviser Class shares                                                2           1,059              --
Trustees' Fees and Expenses                                                             --              28               1
Other Expenses                                                                          --             113              14
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       1,103           6,702             539
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (10)            (89)             --
Waiver of Investment Advisory Fees                                                      --              --            (129)
Expense Offset                                                                          (1)             (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         1,092           6,610             410
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         2,366          (4,357)             78
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                     8,131          45,464             991
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                         29,663         203,522           8,289
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                       37,794         248,986           9,280
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $     40,160    $    244,629    $      9,358
--------------------------------------------------------------------------------------------------------------------------

+ Net of $14 withholding tax for the Mid Cap Growth Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF OPERATIONS (CONT'D)

For the Year Ended September 30, 2003

                                                                                  U.S. MID      U.S. SMALL
                                                                                 CAP VALUE       CAP VALUE           VALUE
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                                                     (000)           (000)           (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME+:
Dividends                                                                     $      6,152    $      5,888    $     21,147
Interest                                                                               124             287             220
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                              6,276           6,175          21,367
--------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment Advisory Fee                                                              4,722           4,200           4,886
Administrative Fee                                                                     570             514             900
Custodian Fee                                                                           81             108             101
Shareholder Reporting Fee                                                               57              34             141
Professional Fees                                                                       33              35              53
Shareholder Servicing Fee -- Investment Class shares                                    28              --              34
Distribution Fees -- Adviser Class shares                                              216             134           1,283
Trustees' Fees and Expenses                                                              8              --              --
Other Expenses                                                                          87              82              72
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                                       5,802           5,107           7,470
--------------------------------------------------------------------------------------------------------------------------
Refund of Filing Fees                                                                  (36)            (20)            (57)
Expense Offset                                                                          (3)             (3)             (1)
--------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                         5,763           5,084           7,412
--------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                           513           1,091          13,955
--------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN (LOSS) ON:
Investments Sold                                                                  (124,379)         (6,030)       (126,760)
Foreign Currency Transactions                                                           --              (3)             --
--------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss)                                                          (124,379)         (6,033)       (126,760)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments                                                                        303,118         151,629         355,321
--------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss) and Change in Unrealized
  Appreciation (Depreciation)                                                      178,739         145,596         228,561
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $    179,252    $    146,687    $    242,516
--------------------------------------------------------------------------------------------------------------------------

+ Net of $13 withholding tax for the U.S. Small Cap Value Portfolio.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  EQUITY                      MID CAP GROWTH
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      2,366    $      2,391    $     (4,357)   $     (6,483)
  Net Realized Gain (Loss)                                                   8,131         (45,301)         45,464        (406,975)
  Net Change in Unrealized Appreciation (Depreciation)                      29,663         (16,995)        203,522         210,629
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations           40,160         (59,905)        244,629        (202,829)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,539)         (2,869)             --              --
ADVISER CLASS:
  Net Investment Income                                                         (7)             (4)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,546)         (2,873)             --              --
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                36,506          98,583         223,058         290,176
  Distributions Reinvested                                                   2,449           2,764              --              --
  Redeemed                                                                 (97,710)       (270,125)       (229,215)       (812,733)
ADVISER CLASS:
  Subscribed                                                                   148             288         187,568         203,656
  Distributions Reinvested                                                       7               4              --              --
  Redeemed                                                                    (198)           (562)       (159,693)       (373,258)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                        (58,798)       (169,048)         21,718        (692,159)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (21,184)       (231,826)        266,347        (894,988)
NET ASSETS:
  Beginning of Period                                                      172,299         404,125         824,984       1,719,972
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    151,115    $    172,299    $  1,091,331    $    824,984
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        435    $        646    $        (92)   $        (52)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          5,053          11,115          18,366          22,307
  Shares Issued on Distributions Reinvested                                    316             282              --              --
  Shares Redeemed                                                          (12,370)        (28,836)        (19,735)        (56,470)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding         (7,001)        (17,439)         (1,369)        (34,163)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             18              29          14,498          13,642
  Shares Issued on Distributions Reinvested                                      1              --              --              --
  Shares Redeemed                                                              (26)            (55)        (13,076)        (24,932)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   (7)            (26)          1,422         (11,290)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           STRATEGIC SMALL VALUE            U.S. MID CAP VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $         78    $         36    $        513    $     (1,034)
  Net Realized Gain (Loss)                                                     991            (575)       (124,379)       (155,554)
  Net Change in Unrealized Appreciation (Depreciation)                       8,289          (2,745)        303,118         (62,454)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations            9,358          (3,284)        179,252        (219,042)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                        (60)            (12)             --          (1,189)
  Net Realized Gain                                                             --             (99)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                          (60)           (111)             --          (1,189)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                                32,308          23,186         225,748         326,339
  Distributions Reinvested                                                      60             111              --           1,000
  Redeemed                                                                  (8,548)         (1,940)       (605,222)       (573,331)
INVESTMENT CLASS:
  Subscribed                                                                    --              --           4,769          15,447
  Redeemed                                                                      --              --         (31,125)        (21,022)
ADVISER CLASS:
  Subscribed                                                                    --              --          32,702          95,710
  Redeemed                                                                      --              --         (71,772)        (66,315)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                         23,820          21,357        (444,900)       (222,172)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                   33,118          17,962        (265,648)       (442,403)
NET ASSETS:
  Beginning of Period                                                       20,396           2,434         805,160       1,247,563
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $     53,514    $     20,396    $    539,512    $    805,160
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $         31    $         24    $        480    $        (33)
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                          2,967           2,009          16,066          18,469
  Shares Issued on Distributions Reinvested                                      6               9              --              51
  Shares Redeemed                                                             (764)           (177)        (41,444)        (33,519)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding          2,209           1,841         (25,378)        (14,999)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --             313             890
  Shares Redeemed                                                               --              --          (2,053)         (1,162)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --          (1,740)           (272)
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                             --              --           2,114           5,148
  Shares Redeemed                                                               --              --          (4,799)         (3,997)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                   --              --          (2,685)          1,151
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)

                                                                           U.S. SMALL CAP VALUE                    VALUE
                                                                                 PORTFOLIO                       PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,        YEAR ENDED SEPTEMBER 30,
                                                                              2003            2002            2003            2002
                                                                             (000)           (000)           (000)           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                        $      1,091    $      3,358    $     13,955    $     14,054
  Net Realized Gain (Loss)                                                  (6,033)         10,357        (126,760)       (100,543)
  Net Change in Unrealized Appreciation (Depreciation)                     151,629         (22,196)        355,321        (229,744)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations          146,687          (8,481)        242,516        (316,233)
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
INSTITUTIONAL CLASS:
  Net Investment Income                                                     (2,280)         (3,150)         (7,260)         (7,240)
  Net Realized Gain                                                             --          (1,996)             --              --
INVESTMENT CLASS:
  Net Investment Income                                                         --              --            (310)           (223)
ADVISER CLASS:
  Net Investment Income                                                        (59)            (16)         (6,551)         (7,335)
  Net Realized Gain                                                             --            (114)             --              --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                       (2,339)         (5,276)        (14,121)        (14,798)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
INSTITUTIONAL CLASS:
  Subscribed                                                               221,655         450,040          98,739         184,113
  Distributions Reinvested                                                   1,807           4,626           7,030           6,864
  Redeemed                                                                (406,455)       (877,311)       (307,494)       (256,344)
INVESTMENT CLASS:
  Subscribed                                                                    --              --          13,267          16,286
  Distributions Reinvested                                                      --              --             306             220
  Redeemed                                                                      --              --         (12,039)         (9,456)
ADVISER CLASS:
  Subscribed                                                                20,461          37,188         197,545         303,258
  Distributions Reinvested                                                      59             130           6,537           7,311
  Redeemed                                                                 (21,631)        (32,754)       (231,355)       (391,475)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Capital Share Transactions                                       (184,104)       (418,081)       (227,464)       (139,223)
----------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (39,756)       (431,838)            931        (470,254)
NET ASSETS:
  Beginning of Period                                                      640,767       1,072,605       1,011,104       1,481,358
----------------------------------------------------------------------------------------------------------------------------------
END OF PERIOD                                                         $    601,011    $    640,767    $  1,012,035    $  1,011,104
----------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (accumulated net
    investment loss) included in end of period net assets             $        659    $      2,955    $      3,588    $      3,820
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
INSTITUTIONAL CLASS:
  Shares Subscribed                                                         14,780          30,095           8,562          13,330
  Shares Issued on Distributions Reinvested                                    122             271             621             480
  Shares Redeemed                                                          (27,334)        (55,545)        (25,423)        (18,431)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Institutional Class Shares Outstanding        (12,432)        (25,179)        (16,240)         (4,621)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT CLASS:
  Shares Subscribed                                                             --              --           1,058           1,092
  Shares Issued on Distributions Reinvested                                     --              --              26              16
  Shares Redeemed                                                               --              --            (991)           (700)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Investment Class Shares Outstanding                --              --              93             408
----------------------------------------------------------------------------------------------------------------------------------
ADVISER CLASS:
  Shares Subscribed                                                          1,265           2,193          15,648          20,858
  Shares Issued on Distributions Reinvested                                      4               7             570             513
  Shares Redeemed                                                           (1,432)         (2,144)        (20,819)        (29,574)
----------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Adviser Class Shares Outstanding                 (163)             56          (4,601)         (8,203)
----------------------------------------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

EQUITY PORTFOLIO

                                                                            INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.18    $      9.75    $     17.28    $     19.82    $     20.44
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.11+          0.08+          0.09+          0.05+          0.14
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       1.72          (2.57)         (4.78)          3.53           5.24
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.83          (2.49)         (4.69)          3.58           5.38
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.11)         (0.08)         (0.09)         (0.05)         (0.17)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.11)         (0.08)         (2.84)         (6.12)         (6.00)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.90    $      7.18    $      9.75    $     17.28    $     19.82
===========================================================================================================================
TOTAL RETURN                                              25.78%        (25.71)%       (30.58)%        19.83%         30.15%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   150,432    $   171,698    $   403,062    $   615,078    $   635,593
Ratio of Expenses to Average Net Assets (1)                0.63%          0.66%          0.62%          0.61%          0.62%
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                       1.35%          0.78%          0.71%          0.27%          0.64%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS
    TO AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.62%          0.66%          0.62%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      7.17    $      9.71    $     17.24    $     19.79    $     20.42
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.09+          0.05+          0.06+          0.01+          0.11
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          1.71          (2.55)         (4.78)          3.53           5.21
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     1.80          (2.50)         (4.72)          3.54           5.32
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.09)         (0.04)         (0.06)         (0.02)         (0.12)
  Net Realized Gain                                          --             --          (2.75)         (6.07)         (5.83)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.09)         (0.04)         (2.81)         (6.09)         (5.95)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      8.88    $      7.17    $      9.71    $     17.24    $     19.79
===========================================================================================================================
TOTAL RETURN                                              25.35%        (25.83)%       (30.81)%        19.58%         29.80%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $       683    $       601    $     1,063    $     5,039    $     2,123
Ratio of Expenses to Average Net Assets (2)                0.88%          0.91%          0.86%          0.86%          0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.10%          0.53%          0.48%          0.04%          0.34%
Portfolio Turnover Rate                                      59%            93%           160%           211%           103%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.91%          0.86%          0.86%          0.85%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

MID CAP GROWTH PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                    -----------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.65    $     14.80    $     35.15    $     25.77    $     18.62
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.05)+        (0.05)+        (0.05)         (0.06)         (0.01)
  Net Realized and Unrealized Gain (Loss)
      on Investments                                       3.82          (3.10)        (16.44)         13.71          10.65
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.77          (3.15)        (16.49)         13.65          10.64
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                      --             --             --             --          (0.00)++
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                    --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.42    $     11.65    $     14.80    $     35.15    $     25.77
===========================================================================================================================
TOTAL RETURN                                              32.36%        (21.28)%       (50.80)%        56.60%         64.27%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   559,760    $   438,778    $ 1,063,186    $ 2,109,750    $   785,659
Ratio of Expenses to Average Net Assets (1)                0.64%          0.65%          0.61%          0.62%          0.62%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.37)%        (0.35)%        (0.25)%        (0.21)%        (0.07)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.63%          0.64%          0.60%          0.61%          0.60%
---------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     11.45    $     14.59    $     34.79    $     25.59    $     18.55
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                            (0.08)+        (0.09)+        (0.10)         (0.09)         (0.05)
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          3.76          (3.05)        (16.24)         13.56          10.58
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.68          (3.14)        (16.34)         13.47          10.53
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Realized Gain                                          --             --          (3.86)         (4.27)         (3.49)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     15.13    $     11.45    $     14.59    $     34.79    $     25.59
===========================================================================================================================
TOTAL RETURN                                              32.14%        (21.52)%       (50.91)%        56.24%         63.87%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   531,571    $   386,206    $   656,786    $   979,694    $   263,312
Ratio of Expenses to Average Net Assets (2)                0.89%          0.90%          0.86%          0.87%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                              (0.62)%        (0.60)%        (0.50)%        (0.46)%        (0.31)%
Portfolio Turnover Rate                                     180%           221%           145%           169%           208%
---------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.88%          0.89%          0.85%          0.86%          0.86%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

STRATEGIC SMALL VALUE PORTFOLIO

                                                                                     INSTITUTIONAL CLASS
                                                            --------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,                        PERIOD FROM
                                                            -------------------------------------------          JUNE 30, 2000**
SELECTED PER SHARE DATA AND RATIOS                                 2003            2002            2001    TO SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $      9.84     $     10.51     $     10.62       $            10.00
================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                     0.02+           0.05+           0.09                     0.03
  Net Realized and Unrealized Gain (Loss) on Investments           2.66           (0.24)          (0.15)                    0.59
--------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                             2.68           (0.19)          (0.06)                    0.62
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                           (0.02)          (0.05)          (0.05)                      --
  Net Realized Gain                                                  --           (0.43)             --                       --
--------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                         (0.02)          (0.48)          (0.05)                      --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $     12.50     $      9.84     $     10.51       $            10.62
================================================================================================================================
TOTAL RETURN                                                      27.32%          (2.41)%         (0.60)%                   6.20%++
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $    53,514     $    20,396     $     2,434       $            2,506
Ratio of Expenses to Average Net Assets (1)                        1.15%           1.15%           1.15%                    1.31%*
Ratio of Net Investment Income (Loss) to Average Net
  Assets (1)                                                       0.22%           0.43%           0.73%                    1.15%*
Portfolio Turnover Rate                                             159%            131%             80%                      33%++
--------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratios Before Expenses Waived/Reimbursed by Adviser:
        Expenses to Average Net Assets                             1.51%           2.09%           3.00%                    5.38%*
        Net Investment Income (Loss) to Average Net Assets        (0.14)%         (0.51)%         (1.12)%                  (3.08)%*
      Ratio of Expenses to Average Net Assets including
        Expense Offsets                                            1.15%           1.15%           1.15%                    1.15%*
--------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Not Annualized.
*    Annualized
**   Commencement of Operations

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                       ---------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.50   $      16.91    $      25.07    $      21.88    $      18.12
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                 0.02+         (0.01)+          0.05+           0.06+           0.12+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.55          (3.38)          (4.91)           5.78            5.01
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.57          (3.39)          (4.86)           5.84            5.13
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --          (0.02)          (0.08)          (0.08)          (0.06)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --          (0.02)          (3.30)          (2.65)          (1.37)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      18.07   $      13.50    $      16.91    $      25.07    $      21.88
==================================================================================================================================
TOTAL RETURN                                                  33.85%        (20.09)%        (21.23)%         29.48%          29.44%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $    441,775   $    672,507    $  1,096,021    $  1,374,275    $    721,015
Ratio of Expenses to Average Net Assets (1)                    0.88%          0.89%           0.86%           0.87%           0.87%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                   0.13%         (0.05)%          0.22%           0.28%           0.57%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                            0.87%          0.89%           0.85%           0.85%           0.86%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    INVESTMENT CLASS
                                                       ---------------------------------------------------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                       ---------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                             2003           2002            2001            2000            1999
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $      13.43   $      16.83    $      24.97    $      21.80    $      18.05
==================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                (0.01)+        (0.03)+          0.01+           0.03+           0.09+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                              4.53          (3.37)          (4.88)           5.75            5.00
----------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                         4.52          (3.40)          (4.87)           5.78            5.09
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                          --             --           (0.05)          (0.04)          (0.03)
  Net Realized Gain                                              --             --           (3.22)          (2.57)          (1.31)
----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                        --             --           (3.27)          (2.61)          (1.34)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $      17.95   $      13.43    $      16.83    $      24.97    $      21.80
==================================================================================================================================
TOTAL RETURN                                                  33.66%        (20.20)%        (21.36)%         29.25%          29.30%
==================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $     13,004   $     33,100    $     46,063    $     29,593    $     25,197
Ratio of Expenses to Average Net Assets (2)                    1.03%          1.04%           1.01%           1.02%           1.02%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                      (0.02)%        (0.20)%          0.05%           0.14%           0.42%
Portfolio Turnover Rate                                         138%           145%            176%            226%            244%
----------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees              1.02%          1.04%           1.00%           1.00%           1.01%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. MID CAP VALUE PORTFOLIO

                                                                                        ADVISER CLASS
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                               2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $     13.44    $     16.87    $     25.02    $     21.86    $     18.12
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                                  (0.02)+        (0.05)+        (0.01)+         0.01+          0.07+
  Net Realized and Unrealized Gain (Loss) on Investments         4.53          (3.38)         (4.88)          5.76           5.01
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                           4.51          (3.43)         (4.89)          5.77           5.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                            --             --          (0.04)         (0.04)         (0.03)
  Net Realized Gain                                                --             --          (3.22)         (2.57)         (1.31)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                          --             --          (3.26)         (2.61)         (1.34)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $     17.95    $     13.44    $     16.87    $     25.02    $     21.86
=================================================================================================================================
TOTAL RETURN                                                    33.56%        (20.33)%       (21.40)%        29.12%         29.12%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $    84,733    $    99,553    $   105,479    $    98,588    $    40,636
Ratio of Expenses to Average Net Assets (1)                      1.13%          1.14%          1.11%          1.12%          1.12%
Ratio of Net Investment Income (Loss) to Average Net
  Assets                                                        (0.12)%        (0.30)%        (0.03)%         0.03%          0.33%
Portfolio Turnover Rate                                           138%           145%           176%           226%           244%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO AVERAGE
    NET ASSETS:
      Ratio of Expenses to Average Net Assets including
        Expense Offsets and Refund of Filing Fees                1.12%          1.14%          1.10%          1.10%          1.11%
----------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

U.S. SMALL CAP VALUE PORTFOLIO

                                                                                 INSTITUTIONAL CLASS
                                                 --------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                 --------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                      2003           2002           2001           2000                    1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.04    $     15.16     $     21.18    $     18.62           $      17.37
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                          0.03+          0.06+           0.10+          0.09+                  0.13+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.10)          (4.35)          4.01                   3.65
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.21          (1.04)          (4.25)          4.10                   3.78
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.06)         (0.05)          (0.07)         (0.14)                 (0.07)
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                 (2.46)
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.06)         (0.08)          (1.77)         (1.54)                 (2.53)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.19    $     14.04     $     15.16    $     21.18           $      18.62
=================================================================================================================================
TOTAL RETURN                                           30.09%         (6.97)%        (21.25)%        23.11%                 23.83%
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $   536,620    $   588,803     $ 1,017,346    $ 1,269,171           $    897,629
Ratio of Expenses to Average Net Assets (1)             0.89%          0.89%           0.86%          0.86%                  0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                            0.21%          0.35%           0.52%          0.43%                  0.70%
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%
---------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     0.89%          0.89%           0.86%          0.85%                  0.86%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ADVISER CLASS
                                                 --------------------------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,                             PERIOD FROM
                                                 ---------------------------------------------------------     JANUARY 22, 1999**
SELECTED PER SHARE DATA AND RATIOS                      2003           2002            2001           2000  TO SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $     14.01    $     15.13     $     21.15    $     18.62           $      17.32
=================================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)                         (0.01)+         0.02+           0.05+          0.04+                  0.06+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                       4.18          (1.11)          (4.34)          4.02                   1.24
---------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                  4.17          (1.09)          (4.29)          4.06                   1.30
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                (0.02)         (0.00)++        (0.03)         (0.13)                    --
  Net Realized Gain                                       --          (0.03)          (1.70)         (1.40)                    --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                              (0.02)         (0.03)          (1.73)         (1.53)                    --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $     18.16    $     14.01     $     15.13    $     21.15           $      18.62
=================================================================================================================================
TOTAL RETURN                                           29.76%         (7.22)%        (21.46)%        22.83%                  7.51%@
=================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (Thousands)            $    64,391    $    51,964     $    55,259    $    47,708           $     16,117
Ratio of Expenses to Average Net Assets (2)             1.14%          1.14%           1.11%          1.11%                  1.11%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                   (0.04)%         0.10%           0.26%          0.18%                  0.45%*
Portfolio Turnover Rate                                  159%           118%            157%           193%                   251%@
---------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                     1.14%          1.14%           1.11%          1.10%                  1.10%*
---------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.
++   Amount is less than $0.005 per share.
@    Not Annualized
*    Annualized
**   Commencement of offering of Adviser Class shares.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                                INSTITUTIONAL CLASS
                                                     -------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.59    $       15.16
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.19+          0.16+          0.19+          0.16+            0.21+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           2.99          (3.14)          0.93           0.95             1.11
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.18          (2.98)          1.12           1.11             1.32
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.19)         (0.17)         (0.18)         (0.18)           (0.28)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.19)         (0.17)         (0.18)         (1.84)           (2.89)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.64    $     10.65    $     13.80    $     12.86    $       13.59
==============================================================================================================================
TOTAL RETURN                                               30.19%        (21.93)%         8.68%          9.67%            8.30%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $   363,636    $   456,996    $   656,007    $   690,859    $   1,079,356
Ratio of Expenses to Average Net Assets (1)                 0.63%          0.64%          0.62%          0.61%            0.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.57%          1.09%          1.26%          1.32%            1.38%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.62%          0.64%          0.61%          0.60%            0.62%
------------------------------------------------------------------------------------------------------------------------------

                                                                                INVESTMENT CLASS
                                                     -------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,
                                                     -------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                          2003           2002           2001           2000             1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     10.65    $     13.80    $     12.86    $     13.58    $       15.15
==============================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                              0.17+          0.14+          0.16+          0.15+            0.19+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                           3.00          (3.15)          0.93           0.94             1.12
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                      3.17          (3.01)          1.09           1.09             1.31
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                    (0.17)         (0.14)         (0.15)         (0.15)           (0.27)
  Net Realized Gain                                           --             --             --          (1.66)           (2.61)
------------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.17)         (0.14)         (0.15)         (1.81)           (2.88)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     13.65    $     10.65    $     13.80    $     12.86    $       13.58
==============================================================================================================================
TOTAL RETURN                                               30.06%        (22.06)%         8.46%          9.50%            8.20%
==============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $    26,169    $    19,440    $    19,552    $     4,069    $       9,673
Ratio of Expenses to Average Net Assets (2)                 0.78%          0.79%          0.77%          0.76%            0.78%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                1.42%          0.94%          1.08%          1.19%            1.25%
Portfolio Turnover Rate                                       65%            42%            38%            50%              53%
------------------------------------------------------------------------------------------------------------------------------
(2) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                         0.77%          0.79%          0.76%          0.75%            0.77%
------------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

FINANCIAL HIGHLIGHTS

VALUE PORTFOLIO

                                                                               ADVISER CLASS
                                                    -----------------------------------------------------------------------
                                                                          YEAR ENDED SEPTEMBER 30,
                                                    -----------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS                         2003           2002           2001           2000           1999
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $     10.63    $     13.78    $     12.83    $     13.57    $     15.13
===========================================================================================================================
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                             0.16+          0.12+          0.15+          0.13+          0.17+
  Net Realized and Unrealized Gain (Loss) on
      Investments                                          2.99          (3.14)          0.94           0.94           1.12
---------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                     3.15          (3.02)          1.09           1.07           1.29
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND/OR IN EXCESS OF:
  Net Investment Income                                   (0.16)         (0.13)         (0.14)         (0.15)         (0.24)
  Net Realized Gain                                          --             --             --          (1.66)         (2.61)
---------------------------------------------------------------------------------------------------------------------------
      Total Distributions                                 (0.16)         (0.13)         (0.14)         (1.81)         (2.85)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $     13.62    $     10.63    $     13.78    $     12.83    $     13.57
===========================================================================================================================
TOTAL RETURN                                              29.87%        (22.17)%         8.49%          9.31%          8.10%
===========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $   622,230    $   534,668    $   805,799    $   301,497    $   254,483
Ratio of Expenses to Average Net Assets (1)                0.88%          0.89%          0.87%          0.86%          0.88%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                               1.32%          0.84%          0.99%          1.05%          1.10%
Portfolio Turnover Rate                                      65%            42%            38%            50%            53%
---------------------------------------------------------------------------------------------------------------------------
(1) SUPPLEMENTAL INFORMATION ON THE RATIOS TO
    AVERAGE NET ASSETS:
      Ratio of Expenses to Average Net Assets
        including Expense Offsets and Refund of
        Filing Fees                                        0.87%          0.89%          0.86%          0.85%          0.87%
---------------------------------------------------------------------------------------------------------------------------

+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS


Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. At September 30, 2003, the Fund was comprised of nineteen active portfolios. The accompanying financial statements and financial highlights are those of the Equity, Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value (formerly U.S. Mid Cap Core), U.S. Small Cap Value (formerly U.S. Small Cap Core), and Value Portfolios, all of which are considered diversified funds for purposes of the 1940 Act (each referred to as a "Portfolio"). The financial statements of the remaining portfolios are presented separately. Effective September 26, 2003, the Fund's Small Cap Growth Portfolio merged into the Morgan Stanley Institutional Fund, Inc.'s Small Company Growth Portfolio.

The Fund offers up to three different classes of shares for certain Portfolios - Institutional Class shares, Investment Class shares and Adviser Class shares. Each class of shares has identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights, except each class bears different distribution or service fees as described in Note D.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NAS-DAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are not determined solely with regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures approved by the Board of Trustees, although actual calculations may be done by others.

2. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of a default; however, in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be subject to legal proceedings.

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolios may transfer their uninvested cash balances into a joint trading account with other Portfolios of the Fund which invests in one or more repurchase agreements. Any such joint repurchase agreement is covered by the same collateral requirements as discussed above.

3. FOREIGN CURRENCY TRANSLATION AND FOREIGN CURRENCY EXCHANGE CONTRACTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent of amounts actually received or paid.

   A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Mid Cap Growth Portfolio) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains or losses, which are disclosed in the Statement of Operations, include net gains or losses on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


   to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold.

   Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. INVESTMENT ADVISORY FEE. Under the terms of an Investment Advisory Agreement, each Portfolio has agreed to pay Morgan Stanley Investments LP ("MSI LP" or the "Adviser"), wholly-owned by indirect subsidiaries of Morgan Stanley, for investment advisory services performed at a fee calculated by applying a quarterly rate based on an annual percentage rate to each Portfolio's average daily net assets for the quarter. For the year ended September 30, 2003, the investment advisory fees of each of the Portfolios were:

                          ANNUAL     VOLUNTARY EXPENSE LIMITATIONS
                      INVESTMENT  -----------------------------------
                        ADVISORY   INSTITUTIONAL  INVESTMENT  ADVISER
PORTFOLIO                    FEE           CLASS       CLASS    CLASS
---------------------------------------------------------------------
Equity                    0.500%        --%           --%       --%
Mid Cap Growth            0.500         --            --        --
Strategic Small Value     1.000       1.15            --        --
U.S. Mid Cap Value        0.750         --            --        --
U.S. Small Cap Value      0.750         --            --        --
Value                     0.500         --            --        --

The Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Strategic Small Value Portfolio for certain expenses so that annual operating expenses, after giving effect to custody fee offsets, will not exceed voluntary expense limitations established for each class of shares as presented in the table above.

C. ADMINISTRATION FEE. MSI LP serves as Administrator to the Fund pursuant to an Administration Agreement. Under the agreement, MSI LP receives an annual fee, accrued daily and payable monthly, of 0.08% of each Portfolio's average daily net assets. J.P. Morgan Investor Services Co. serves as Transfer Agent to the Fund and provides fund accounting and other services pursuant to a sub-administration agreement with MSI LP and receives compensation from MSI LP for these services.

D. DISTRIBUTOR. Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly owned subsidiary of the Adviser, is the distributor for the Fund. MSDI is a limited-purpose broker/dealer whose only function is to distribute open-end mutual fund shares. The Distributor provides all classes of shares in each Portfolio with distribution services, and receives fees in connection with these services, pursuant to separate Distribution and Shareholder Servicing Plans (the "Plans") in accordance with Rule 12b-1 under the Investment Company Act of 1940.

Under the Plans, the Distributor is entitled to distribution fees and shareholder servicing fees for Adviser Class and Investment Class shares, respectively. The distribution fee is an asset-based fee to support distribution efforts and/or servicing of accounts. The Adviser Class of shares pays a distribution fee of 0.25% of average net assets of the class for such services under the 12b-1 plan adopted by the Fund. The Investment Class of shares pays a shareholder servicing fee of 0.15% of average net assets of the class. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. Both fees are paid directly to MSDI. The distribution fee may be retained by MSDI if an Adviser Class shareholder invests directly through MSDI. Usually the fees are paid by MSDI to external organizations such as 401(k) alli-

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


ance sponsors, discount brokers and bank trust departments who distribute MSIFT Portfolios to the public.

E. CUSTODY. JPMorgan Chase Bank serves as custodian for the Fund in accordance with a custodian agreement.

The Portfolios have entered into an arrangement with their custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio's expenses. These custodian credits are shown as "expense offsets" on the Statement of Operations.

F. PORTFOLIO INVESTMENT ACTIVITY.

1. PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 2003, purchases and sales of investment securities other than temporary cash investments and long-term U.S. government securities were:

                                    PURCHASES        SALES
PORTFOLIO                               (000)         (000)
----------------------------------------------------------
Equity                            $   101,039  $   158,467
Mid Cap Growth                      1,562,538    1,582,583
Strategic Small Value                  77,685       54,419
U.S. Mid Cap Value                    876,903    1,316,176
U.S. Small Cap Value                  869,780    1,052,242
Value                                 623,376      856,113

   There were no purchases or sales of long-term U.S. government securities.

   During the year ended September 30, 2003, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer.

                                                    BROKER
                                               COMMISSIONS
PORTFOLIO                                            (000)
----------------------------------------------------------
Mid Cap Growth                                 $        18
U.S. Mid Cap Value                                     102
Value                                                   87

G. SECURITIES LENDING. Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash or securities as collateral in the amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% of such amount is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations in interest income. The value of the loaned securities and related collateral outstanding at September 30, 2003 were as follows:

                                     VALUE OF
                                       LOANED     VALUE OF
                                   SECURITIES   COLLATERAL
PORTFOLIO                               (000)        (000)
----------------------------------------------------------
Equity                            $     6,710  $     6,863
Value                                  15,290       15,493

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                              NET INTEREST
                                                 EARNED BY
                                                 PORTFOLIO
PORTFOLIO                                            (000)
----------------------------------------------------------
Equity                                         $        14
Value                                                   77

H. FEDERAL INCOME TAXES. It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Dividends from net investment income, if any, are declared and paid quarterly for the Equity and Value Portfolios. The Mid Cap Growth, Strategic Small Value, U.S. Mid Cap Value, and U.S. Small Cap Value Portfolios dividends are declared and paid annually. Net realized capital gains are distributed at least annually.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. As of September 30, 2003, the tax character of distributions paid during 2003 and 2002 was as follows:

                       2003 DISTRIBUTIONS           2002 DISTRIBUTIONS
                           PAID FROM:                   PAID FROM:
                                 ORDINARY            ORDINARY     LONG-TERM
                                   INCOME              INCOME  CAPITAL GAIN
PORTFOLIO                            (000)               (000)         (000)
---------------------------------------------------------------------------
Equity                      $  2,546            $  2,873         $    --
Strategic Small Value             60                  74              37
U.S. Mid Cap Value                --               1,189              --
U.S. Small Cap Value           2,339               3,166           2,110
Value                         14,121              14,798              --

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)


The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are either considered temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains or losses on securities, forwards and futures, including Post October Losses. Permanent differences are generally due to REIT adjustments, gain (loss) on in-kind redemptions, foreign currency transactions and gains on certain equity securities designated as issued by "passive foreign investment companies".

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed (distributions in excess of) net investment income, accumulated net realized gain (loss) and paid-in capital. Permanent book-tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                  UNDISTRIBUTED  UNDISTRIBUTED
                                       ORDINARY      LONG-TERM
                                         INCOME   CAPITAL GAIN
PORTFOLIO                                 (000)          (000)
--------------------------------------------------------------
Equity                                   $   432         $  --
Strategic Small Value                        886           150
U.S. Mid Cap Value                           547            --
U.S. Small Cap Value                         487            --
Value                                      3,625            --

At September 30, 2003, cost, unrealized appreciation, unrealized depreciation and net unrealized appreciation (depreciation) of securities for Federal income tax purposes were:

                                                                            NET
                                                                   APPRECIATION
                              COST   APPRECIATION   DEPRECIATION  (DEPRECIATION)
PORTFOLIO                    (000)          (000)          (000)           (000)
-------------------------------------------------------------------------------
Equity                  $  154,237     $   15,683     $ (11,328)      $    4,355
Mid Cap Growth             953,912        145,588       (13,456)         132,132
Strategic Small Value       48,154          6,044        (1,012)           5,032
U.S. Mid Cap Value         479,138         81,244       (16,080)          65,164
U.S. Small Cap Value       530,792         83,591       (12,086)          71,505
Value                      902,157        154,185       (22,180)         132,005

At September 30, 2003, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

                                   EXPIRATION DATE
                                    SEPTEMBER 30,
                                        (000)
                     -------------------------------------------------------
PORTFOLIO              2008      2009        2010        2011       TOTAL
----------------------------------------------------------------------------
Equity               $     --  $  9,611  $    71,011  $  32,106  $   112,728
Mid Cap Growth             --    16,101    1,000,928    303,325    1,320,354
U.S. Mid Cap Value         --       493     1 02,896    157,636      261,025
U.S. Small Cap Value       --        --      118,523         --      118,523
Value                  16,828     3,629       15,692    139,659      175,808

During the year ended September 30, 2003, the Strategic Small Value and U.S. Small Cap Value Portfolios utilized capital loss carryovers for U.S. Federal income tax purposes of approximately $2,000 and $1,782,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Under current tax law, certain capital and net foreign exchange losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2003, the following Portfolios elected to defer capital and currency losses occurring between November 1, 2002 and September 30, 2003 up to the following amounts:

                                         POST-OCTOBER
                                -------------------------------
                                CAPITAL LOSSES  CURRENCY LOSSES
PORTFOLIO                            (000)           (000)
---------------------------------------------------------------
Equity                                $    944       $ --
Strategic Small Value                       86         --
U.S. Mid Cap Value                      98,049         --
Value                                   80,464         --

For the year ended September 30, 2003,the following Portfolios realized gains (losses) from in-kind redemptions:

                                                       NET GAIN
                                                         (LOSS)
PORTFOLIO                                                 (000)
---------------------------------------------------------------
U.S. Mid Cap Value                                    $ (15,236)
U.S. Small Cap Value                                     (9,413)

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

NOTES TO FINANCIAL STATEMENTS (CONT'D)

I. REFUND OF FILING FEES. Pursuant to the Investor and Capital Markets Fee Relief Act of 2002 which retroactively reduced certain filing fees paid subsequent to October 1, 2001, the Fund has received a $337,000 reimbursement from the Securities and Exchange Commission. This amount has been allocated among the Portfolios based upon fees previously paid. These amounts are shown on the Statement of Operations as "Refund of Filing Fees".

J. OTHER. At September 30, 2003, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners was as follows:

                                      PERCENTAGE
                                     OF OWNERSHIP
                         -----------------------------------
                         INSTITUTIONAL   INVESTMENT  ADVISER
PORTFOLIO                        CLASS        CLASS    CLASS
------------------------------------------------------------
Equity                       41.6%           --%       100.0%
Mid Cap Growth               41.1            --         84.3
Strategic Small Value        96.1            --           --
U.S. Mid Cap Value           39.7          74.9         58.0
U.S. Small Cap Value         42.7            --         76.0
Value                        33.9          91.9         96.2

K. SUBSEQUENT EVENT. On October 23, 2003, the Board of Trustees approved the merger of the Strategic Small Value Portfolio into the U.S. Small Cap Value Portfolio. This merger is subject to the approval of the shareholders of the Strategic Small Value Portfolio.

L. SUPPLEMENTAL PROXY INFORMATION (UNAUDITED). On June 5, 2003, a special meeting of the shareholders of the Fund was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. To elect the following Trustees, effective July 31, 2003:

                                        VOTES IN       VOTES
                                        FAVOR OF     AGAINST
                                     -----------  -----------
Michael Bozic                        905,751,024   3,948,484
Charles A. Fiumefreddo               905,751,256   3,948,252
Edwin J. Garn                        905,235,651   4,463,857
Wayne E. Hedien                      905,751,024   3,948,484
James F. Higgins                     905,751,256   3,948,252
Dr. Manuel H. Johnson                905,751,256   3,948,252
Philip J. Purcell                    905,684,325   4,015,183

Also effective July 31, 2003, in connection with a reconstitution of the Fund's Board of Trustees, John D. Barrett II, Thomas P. Gerrity, Gerard E. Jones, Vincent R. McLean, C. Oscar Morong, Jr., William G. Morton, Jr.,
Ronald E. Robison, and Mitchell M. Merin have resigned from the Board of
Trustees.

On September 23, 2003, a special meeting of the shareholders of the Small Cap Growth Portfolio was held. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:
1. Approve an Agreement and Plan of Reorganization, effective September 26,
2003:

                                  VOTES IN    VOTES    VOTES
                                  FAVOR OF  ABSTAIN  AGAINST
                                 ---------  -------  -------
Small Cap Growth                 1,984,800   15,660   56,180

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Trustees of

Morgan Stanley Institutional Fund Trust


We have audited the accompanying statements of net assets of the Equity Portfolio, Mid Cap Growth Portfolio, Strategic Small Value Portfolio, U.S. Mid Cap Value Portfolio (formerly Mid Cap Value Portfolio), U.S. Small Cap Value Portfolio (formerly Small Cap Value Portfolio) and Value Portfolio (the "Funds") (six of the portfolios constituting Morgan Stanley Institutional Fund Trust) as of September 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended September 30, 2001 were audited by other auditors whose report, dated November 16, 2001, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended September 30, 1999 were audited by other auditors whose report, dated
November 19, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the six aforementioned Funds of Morgan Stanley Institutional Fund Trust at
September 30, 2003, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts

November 14, 2003

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)


For the year ended September 30, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for each applicable Portfolio were:

               PORTFOLIO                               PERCENTAGE
               --------------------------------------------------
               Equity                                    100.0%
               U.S. Small Cap Value                      100.0
               Value                                     100.0

For the year ended September 30, 2003, qualified dividend income for each applicable Portfolio totaled:

                                                       QUALIFYING
                                                         DIVIDEND
                                                           INCOME
               PORTFOLIO                                    (000)
               --------------------------------------------------
               Equity                                   $  1,233
               Value                                       6,603

For the year ended September 30, 2003, the Portfolios earned no income from direct U.S. Treasury Obligations.


* The information reported in this notice may differ from the information shareholders receive for the calender year ending December 31, 2003. Amounts for the calender year ending December 31, 2003 will be provided with Form 1099-DIV to be mailed on or before January 31, 2004.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)


INDEPENDENT TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                                             TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    POSITION(S) HELD AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     WITH REGISTRANT  TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------  ---------------- --------------  ------------------------------  -------------  ------------------------
Michael Bozic (62)          Trustee          Trustee since   Retired; Director or Trustee    211            Director of Weirton
1 Trimont Lane                               2003            of the Retail Funds and the                    Steel Corporation.
Apartment 1000A                                              TCW/DW Term Trust 2003 and the
Pittsburgh, PA 15211                                         Institutional Funds; formerly
                                                             Vice Chairman of Kmart
                                                             Corporation, Chairman and
                                                             Chief Executive Officer of
                                                             Levitz Furniture Corporation
                                                             and President and Chief
                                                             Executive Officer of Hills
                                                             Department Stores; formerly
                                                             variously Chairman, Chief
                                                             Executive Officer, President
                                                             and Chief Operating Officer of
                                                             the Sears Merchandise Group of
                                                             Sears, Roebuck & Co.

Edwin J. Garn (70)          Trustee          Trustee since   Director or Trustee of the      211            Director of Franklin
Summit Ventures LLC                          2003            Retail Funds and the TCW/DW                    Covey (time management
One Utah Center                                              Term Trust 2003 and the                        systems), BMW Bank of
201 South Main Street                                        Institutional Funds; member of                 North America, Inc.
Salt Lake City, UT 84111                                     the Utah Regional Advisory                     (industrial loan
                                                             Board of Pacific Corp.;                        corporation), United
                                                             formerly, United States                        Space Alliance (joint
                                                             Senator (R-Utah) and                           venture between
                                                             Chairman, Senate Banking                       Lockheed Martin and The
                                                             Committee, Mayor of Salt Lake                  Boeing Company)
                                                             City, Utah, Astronaut, Space                   and Nuskin Asia Pacific
                                                             Shuttle Discovery and Vice                     (multilevel marketing);
                                                             Chairman, Huntsman Corporation                 member of the board of
                                                             (chemical company).                            various civic and
                                                                                                            charitable
                                                                                                            organizations.

Wayne E. Hedien (69)        Trustee          Trustee since   Retired; Director or Trustee    211            Director of the PMI
WEH Associates                               2003            of the Retail Funds and TCW/DW                 Group Inc. (private
5750 Old Orchard Road                                        Term Trust 2003 and the                        mortgage insurance);
Suite 530                                                    Institutional Funds; formerly                  Trustee and Vice
Skokie, IL 60077                                             associated with the Allstate                   Chairman of the Field
                                                             Companies, most recently as                    Museum of Natural
                                                             Chairman of The Allstate                       History; director of
                                                             Corporation and Chairman and                   various other business
                                                             Chief Executive Officer of its                 and charitable
                                                             wholly-owned subsidiary,                       organizations.
                                                             Allstate Insurance Company.

Dr.Manuel H. Johnson (54)   Trustee          Trustee since   Chairman of the Audit           211            Director of NVR, Inc.
Johnson Smick Group, Inc.                    2003            Committee and Director or                      (home construction);
2099 Pennsylvania Avenue,                                    Trustee of the Retail Funds                    Chairman and Trustee
NW Suite 950                                                 and TCW/DW Term Trust 2003 and                 of the Financial
Washington, D.C. 20006                                       the Institutional Funds;                       Accounting Foundation
                                                             Senior Partner, Johnson Smick                  (oversight
                                                             International, Inc.                            organization of the
                                                             (consulting firm); Co-Chairman                 Financial Accounting
                                                             and a founder of the Group of                  Standards Board);
                                                             Seven Council (G7C), an                        Director of RBS
                                                             international economic                         Greenwich Capital
                                                             commission; formerly, Vice                     Holdings (financial
                                                             Chairman of the Board of                       holdings company).
                                                             Governors of the Federal
                                                             Reserve System and Assistant
                                                             Secretary of the U.S.
                                                             Treasury.

Joseph J. Kearns (61)       Trustee          Trustee since   Deputy Chairman of the Audit    212            Director of Electro
Kearns & Associates LLC                      1994            Committee and Director or                      Rent Corporation
PMB754                                                       Trustee of the Retail Funds                    (equipment leasing),
23852 Pacific Coast Highway                                  and TCW/DW Term Trust 2003 and                 The Ford Family
Malibu, CA 9026                                              the Institutional Funds;                       Foundation and the
                                                             previously Chairman of the                     UCLA Foundation.
                                                             Audit Committee of the
                                                             Institutional Funds;
                                                             President, Kearns & Associates
                                                             LLC (investment consulting);
                                                             formerly, CFO of The J. Paul
                                                             Getty Trust.

Michael Nugent (67)         Trustee          Trustee since   Chairman of the Insurance       211            Director of various
Triumph Capital, L.P.                        2001            Committee and Director or                      business organizations.
445 Park Avenue, 10th                                        Trustee of the Retail Funds
Floor                                                        and TCW/DW Term Trust 2003 and
New York, NY 10022                                           the Institutional Funds;
                                                             General Partner of Triumph
                                                             Capital, L.P., (private
                                                             investment partnership);
                                                             formerly, Vice President,
                                                             Bankers Trust Company and BT
                                                             Capital Corporation.

Fergus Reid (71)            Trustee          Trustee since   Director or Trustee of the      212            Trustee and Director
Lumelite Plastics                            2001            Retail Funds and TCW/DW Term                   of certain investment
85 Charles Coleman Blvd.                                     Trust 2003 and the                             companies in the
Pawling, NY 12564                                            Institutional Funds; Chairman                  JPMorgan Funds complex
                                                             of Lumelite Plastics                           managed by JP Morgan
                                                             Corporation.                                   Investment Management
                                                                                                            Inc.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN
                            POSITION(S)      TERM OF OFFICE                                  FUND COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH        AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
TRUSTEE                     REGISTRANT       TIME SERVED*    PAST 5 YEARS                    TRUSTEE**      HELD BY TRUSTEE
--------------------------- ---------------  --------------  ------------------------------  -------------  ------------------------
Charles A. Fiumefreddo (70) Chairman and     Chairman and    Chairman and Director or        211            None
Morgan Stanley Funds        Trustee          Trustee since   Trustee of the Retail Funds
Harborside Financial                         2003            and TCW/DW Term Trust 2003 and
Center                                                       the Institutional Funds;
Plaza Two 3rd Floor                                          formerly, Chief Executive
Jersey City, NJ 07311                                        Officer of the Retail Funds
                                                             and TCW/DW Term Trust 2003.

James F. Higgins (55)       Trustee          Trustee since   Director or Trustee of the      211            Director of AXA
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Financial, Inc. and The
Harborside Financial                                         Trust 2003 and the                             Equitable Life Assurance
Center                                                       Institutional Funds; Senior                    Society of the United
Plaza Two 2nd Floor                                          Advisor of Morgan Stanley;                     States (financial
Jersey City, NJ 07311                                        Director of Morgan Stanley                     services).
                                                             Distributors Inc. and Dean
                                                             Witter Realty Inc.; previously
                                                             President and Chief Operating
                                                             Officer of the Private Client
                                                             Group of Morgan Stanley and
                                                             President and Chief Operating
                                                             Officer of Individual
                                                             Securities of Morgan Stanley.

Philip J. Purcell (60)      Trustee          Trustee since   Director or Trustee of the      211            Director of American
Morgan Stanley                               2003            Retail Funds and TCW/DW Term                   Airlines, Inc. and its
1585 Broadway 39th Floor                                     Trust 2003 and the                             parent company, AMR
New York, NY 10036                                           Institutional Funds; Chairman                  Corporation.
                                                             of the Board of Directors and
                                                             Chief Executive Officer of
                                                             Morgan Stanley and Morgan
                                                             Stanley DW Inc.; Director of
                                                             Morgan Stanley Distributors
                                                             Inc.; Chairman of the Board of
                                                             Directors and Chief Executive
                                                             Officer of Novus Credit
                                                             Services Inc.; Director and/or
                                                             officer of various Morgan
                                                             Stanley subsidiaries.

-----------
* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investments LP ("MSI") that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. ("MSIM"), Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund's Trustees can be found in the Fund's Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-354-8185. You may also retrieve this information on-line at the Securities and Exchange Commission's web site at "http://www.sec.gov". To aid you in obtaining this information on-line, the Fund's Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2003 ANNUAL REPORT

SEPTEMBER 30, 2003

TRUSTEE AND OFFICER INFORMATION (CONT'D)


OFFICERS:

                                                              TERM OF OFFICE
NAME, AGE AND ADDRESS OF                   POSITION(S) HELD   AND LENGTH OF
EXECUTIVE OFFICER                          WITH REGISTRANT    TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------  ----------------   --------------  ------------------------------------------------------
Mitchell M. Merin (50)                     President          President       President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management Inc.; President,
1221 Avenue of the                                                            Director and Chief Executive Officer of Morgan Stanley
Americas 33rd Floor                                                           Investment Advisors, Inc. and Morgan Stanley Services
New York, NY 10020                                                            Company Inc.; Chairman, Chief Executive Officer and
                                                                              Director of Morgan Stanley Distributors Inc.; Chairman
                                                                              and Director of Morgan Stanley Trust; Director of
                                                                              various Morgan Stanley subsidiaries; President of
                                                                              Morgan Stanley Investments LP; President of the
                                                                              Institutional Funds and President of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Trustee and President of
                                                                              the Van Kampen Closed-End funds; Trustee and President
                                                                              of the Van Kampen Open-End funds.

Ronald E. Robison (64)                     Executive Vice     Executive Vice  Chief Global Operations Officer and Managing Director
Morgan Stanley Investment Management Inc.  President and      President and   of Morgan Stanley Investment Management Inc.; Managing
1221 Avenue of the                         Principal          Principal       Director of Morgan Stanley & Co. Incorporated;
Americas 34th Floor                        Executive          Executive       Managing Director of Morgan Stanley; Managing
New York, NY 10020                         Officer            Officer         Director, Chief Administrative Officer and Director of
                                                              since 2003      Morgan Stanley Investment Advisors Inc. and Morgan
                                                                              Stanley Services Company Inc.; Chief Executive Officer
                                                                              and Director of Morgan Stanley Trust; Executive Vice
                                                                              President and Principal Executive Officer of the
                                                                              Retail Funds and TCW/DW Term Trust 2003; previously
                                                                              President of the Institutional Funds and Director of
                                                                              the Institutional Funds.

Barry Fink (48)                            Vice President     Vice President  General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                     since 2003      Stanley Investment Management; Managing Director,
1221 Avenue of the                                                            Secretary and Director of Morgan Stanley Investment
Americas 22nd Floor                                                           Advisors Inc. and Morgan Stanley Services Company
New York, NY 10020                                                            Inc.; Assistant Secretary of Morgan Stanley DW Inc.;
                                                                              Chief Legal Officer of Morgan Stanley Investments LP;
                                                                              Vice President and General Counsel of the Retail Funds
                                                                              and TCW/DW Term Trust 2003; Vice President and
                                                                              Secretary of Morgan Stanley Distributors Inc.;
                                                                              previously Secretary of the Retail Funds; previously
                                                                              Vice President and Assistant General Counsel of Morgan
                                                                              Stanley Investment Advisors Inc. and Morgan Stanley
                                                                              Services Company Inc.

Joseph J. McAlinden (60)                   Vice President     Vice President  Managing Director and Chief Investment Officer of
Morgan Stanley Investment Management Inc.                     since 2003      Morgan Stanley Investment Advisors Inc., Morgan
1221 Avenue of the                                                            Stanley Investment Management Inc. and Morgan Stanley
Americas 33rd Floor                                                           Investments LP; Director of Morgan Stanley Trust,
New York, NY 10020                                                            Chief Investment Officer of the Van Kampen Funds; Vice
                                                                              President of the Institutional Funds and the Retail
                                                                              Funds.

Stefanie V. Chang (36)                     Vice President     Vice President  Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2001      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                                                            Inc. and Vice President of the Institutional Funds and
Americas 22nd Floor                                                           the Retail Funds; formerly practiced law with the
New York, NY 10020                                                            New York law firm of Rogers & Wells (now Clifford
                                                                              Chance US LLP).

James W. Garrett (34)                      Treasurer and      Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.  Chief Financial    since 2002      Incorporated and Morgan Stanley Investment Management
1221 Avenue of the                         Officer            CFO since       Inc.; Treasurer and Chief Financial Officer of the
Americas 34th Floor                                           2003            Institutional Funds; Previously with PriceWaterhouse
New York, NY 10020                                                            LLP (now PriceWaterhouseCoopers LLP).

Michael J. Leary (37)                      Assistant          Assistant       Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.          Treasurer          Treasurer       Administration, J.P. Morgan Investor Services Co.
73 Tremont Street                                             since 2003      (formerly Chase Global Funds Company); formerly Audit
Boston, MA 02108                                                              Manager at Ernst & Young LLP.

Mary E. Mullin (36)                        Secretary          Secretary       Vice President of Morgan Stanley & Co. Incorporated
Morgan Stanley Investment Management Inc.                     since 2001      and Morgan Stanley Investment Management Inc.;
1221 Avenue of the                                                            Secretary of the Institutional Funds and the Retail
Americas 22nd Floor                                                           Funds; formerly practiced law with the New York law
New York, NY 10020                                                            firms of McDermott, Will & Emery and Skadden, Arps,
                                                                              Slate, Meagher & Flom LLP.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                              2003 ANNUAL REPORT

                                                              SEPTEMBER 30, 2003

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


DISTRIBUTOR
Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899


CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017

LEGAL COUNSEL
Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, NY 10019-5820


INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072


This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call 1(800) 354-8185.

Additionally, a description of the Trust's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 354-8185.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


Morgan Stanley Investment Management Inc.
Morgan Stanley Investments LP
One Tower Bridge
100 Front Street Suite 1100
West Conshohocken, PA 19428-2899
Investment Adviser : (610) 940-5000 - MSIF Trust (800) 354-8185

(C) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]
                                                                  934-eqann-1103

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        U.S. Small Cap Value Portfolio

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information relates to the shares of U.S. Small Cap Value Portfolio (the "Portfolio"), a portfolio of Morgan Stanley Institutional Fund Trust (the "Trust"), to be issued pursuant to an Agreement and Plan of Reorganization dated October 23, 2003 between the Trust, on behalf of the Portfolio, and the Trust, on behalf of its Strategic Small Value Portfolio (the "Target Fund"), in connection with the acquisition by the Portfolio of substantially all of the assets, subject to stated liabilities, of the Target Fund. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposal contained in the Proxy Statement and Prospectus that relates to their Portfolio, and, therefore, should be read in conjunction with the related Proxy
Statement and Prospectus, dated December   , 2003. A copy of the Proxy
Statement and Prospectus may be obtained without charge by calling (800) 548-7786. Please retain this document for future reference.

   The date of this Statement of Additional Information is dated December   ,
2003.

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
                INTRODUCTION............................... B-2

                ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS B-2

                FINANCIAL STATEMENTS....................... B-3

                                 INTRODUCTION

   This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated December   ,
2003 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to the Target Fund shareholders in connection with the solicitation of proxies by the Board of Trustees of the Target Fund to be voted at the Special Meeting of Shareholders of the Target Fund to be held on February 24, 2004. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Portfolio and the Target Fund dated January 31, 2003.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Investment Objectives and Policies

   For additional information about the Portfolio's investment objectives and policies, see "The Portfolio's Investments and Strategies" in the Portfolio's Statement of Additional Information.

Management

   For additional information about the Board of Trustees, officers and management personnel of the Portfolio, see "Management of the Fund" in the Portfolio's Statement of Additional Information.

Investment Advisory and Other Services

   For additional information about the Portfolio's investment adviser, see "Investment Adviser" in the Portfolio's Statement of Additional Information. For additional information about the Portfolio's independent auditors, see "Other Service Providers" in the Portfolio's Statement of Additional Information. For additional information about other services provided to the Portfolios, see "Fund Administration", and "Other Service Providers" in the Portfolio's Statement of Additional Information.

Portfolio Transactions and Brokerage

   For additional information about brokerage allocation practices, see "Transactions with Broker/Dealers" and "Brokerage Transactions" in the Portfolio's Statement of Additional Information.

Description of Fund Shares

   For additional information about the voting rights and other characteristics of the shares of the Portfolio, see "General Information" in the Portfolio's Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

   For additional information about the purchase and redemption of the Portfolio's shares and the determination of net asset value, see "Purchase of Shares", "Redemption of Shares", and "Valuation of Shares" in the Portfolio's Statement of Additional Information.

Dividends, Distributions and Tax Status

   For additional information about the Portfolio's policies regarding dividends and distributions and tax matters affecting the Portfolio and its shareholders, see "General Information" and "Tax Considerations" in the Portfolio's Statement of Additional Information.

Distribution of Shares

   For additional information about the Portfolio's distributor and the distribution agreement between the Portfolio and the distributor, see "Distribution of Shares" and "Principal Underwriter" in the Portfolio's Statement of Additional Information.

Performance Data

   For additional information about the Portfolio's performance, see "Performance Information" in the Portfolio's Statement of Additional Information.

                             FINANCIAL STATEMENTS

   The Portfolio's and the Target Fund's most recently audited financial statements are set forth in their Annual Report for the fiscal year ended September 30, 2003. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus.

   Pro forma financial information need not be shown because as of November 12, 2003, the net asset value of the Target Fund did not exceed ten percent of the net asset value of the Portfolio.

                        SUPPLEMENT DATED AUGUST 21, 2003
                                       TO
                     THE STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                                  (the "Fund" )

        Effective July 31, 2003, the shareholders of the Fund approved the election of Messrs. Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne
E. Hedien, James F. Higgins, Philip J. Purcell and Dr. Manuel H. Johnson to serve as Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Boards of Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP. In addition, the Board of Trustees of the Fund approved modifications to Trustee compensation also effective July 31, 2003. The disclosure in the sections of the Fund's Statement of Additional Information referenced below is hereby modified to reflect the foregoing:

MANAGEMENT OF THE FUND

         The section of the Statement of Additional Information entitled Management Of The Fund is hereby amended as follows:

         Officers and Trustees. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by Morgan Stanley Investment Management Inc., the Adviser, and Morgan Stanley AIP GP LP (the "Institutional Funds") and all of the funds advised by Morgan Stanley Investment Advisors Inc. (the "Retail Funds"). Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These Trustees are the non "Interested Persons" of the Fund as defined under Section 2(a)(19) of the 1940 Act (the "Independent Trustees"). The other three Trustees (the "Management Trustees") are affiliated with the Adviser.

         The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment advisor that is an affiliated person of the Adviser (including but not limited to Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.).


---------------------------------------------------------------------------------------------------------------------
                                                                                 Number of
                                                                                 Portfolios in
                            Position(s)                Principal                 Fund Complex       Other
Name, Age and Address of    Held with    Length of     Occupation(s)             Overseen by        Directorships
Independent Trustee         Registrant   Time Served*  During Past 5 Years**     Trustee            Held by Trustee
---------------------------------------------------------------------------------------------------------------------
Michael Bozic (62)          Trustee      Since July    Retired; Director or      216                Director of
c/o Mayer, Brown, Rowe &                 2003          Trustee of the                               Weirton Steel
Maw LLP                                                Retail Funds and                             Corporation.
Counsel to the                                         TCW/DW Term Trust
Independent Trustees                                   2003 (since April
1675 Broadway                                          1994) and the
New York, NY                                           Institutional Funds
                                                       (since July 2003);
                                                       formerly Vice Chairman of
                                                       Kmart Corporation
                                                       (December 1998-October
                                                       2000), Chairman and Chief
                                                       Executive Officer of
                                                       Levitz Furniture
                                                       Corporation (November
                                                       1995-November 1998) and
                                                       President and Chief
                                                       Executive Officer of
                                                       Hills Department Stores
                                                       (May 1991-July 1995);
                                                       formerly variously
                                                       Chairman, Chief Executive
                                                       Officer, President and
                                                       Chief Operating Officer
                                                       (1987-1991) of the Sears
                                                       Merchandise Group of
                                                       Sears, Roebuck & Co.
---------------------------------------------------------------------------------------------------------------------
Edwin J. Garn (70)          Trustee      Since July    Director or Trustee       216                Director of
c/o Summit Ventures LLC                  2003          of the Retail Funds                          Franklin Covey
1 Utah Center                                          and TCW/DW Term                              (time management
201 S. Main Street                                     Trust 2003 (since                            systems), BMW
Salt Lake City, UT                                     January 1993) and                            Bank of North
                                                       the Institutional                            America, Inc.
                                                       Funds (since July                            (industrial loan
                                                       2003); member of the                         corporation),
                                                       Utah Regional                                United Space
                                                       Advisory Board  of                           Alliance (joint
                                                       Pacific Corp.;                               venture between
                                                       formerly United                              Lockheed Martin
                                                       States Senator (R-                           and the Boeing
                                                       Utah) (1974-1992)                            Company) and
                                                       and Chairman, Senate                         Nuskin Asia
                                                       Banking Committee                            Pacific
---------------------------------------------------------------------------------------------------------------------

----------
 * This is the earliest date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/ Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds as applicable.


---------------------------------------------------------------------------------------------------------------------
                                                       (1980-1986),  Mayor                          (multilevel
                                                       of Salt Lake City,                           marketing);
                                                       Utah (1971-1974),                            member of the
                                                       Astronaut, Space                             board of various
                                                       Shuttle Discovery                            civic and
                                                       (April 12-19, 1985),                         charitable
                                                       and Vice Chairman,                           organizations.
                                                       Huntsman Corporation
                                                       (chemical company).
---------------------------------------------------------------------------------------------------------------------
Wayne E. Hedien (69)        Trustee      Since July    Retired; Director or      216                Director of The
c/o Mayer, Brown, Rowe &                 2003          Trustee of the                               PMI Group Inc.
Maw LLP                                                Retail Funds and                             (private mortgage
Counsel to the                                         TCW/DW Term Trust                            insurance);
Independent Trustees                                   2003 (since                                  Trustee and Vice
1675 Broadway                                          September 1997) and                          Chairman of The
New York, NY                                           the Institutional                            Field Museum of
                                                       Funds (since July                            Natural History;
                                                       2003); formerly                              director of
                                                       associated with the                          various other
                                                       Allstate Companies                           business and
                                                       (March 1993-December                         charitable
                                                       1994), most recently                         organizations.
                                                       as Chairman of The
                                                       Allstate Corporation
                                                       (1993-December 1994)
                                                       and Chairman and
                                                       Chief Executive
                                                       Officer of its
                                                       wholly-owned
                                                       subsidiary, Allstate
                                                       Insurance Company
                                                       (July 1989-December
                                                       1994).
---------------------------------------------------------------------------------------------------------------------
Dr. Manuel H. Johnson (54)  Trustee      Since July    Chairman of the           216                Director of NVR,
c/o Johnson Smick                        2003          Audit Committee and                          Inc. (home
International, Inc.                                    Director or Trustee                          construction);
2099 Pennsylvania Avenue                               of the Retail Funds                          Chairman and
N.W.                                                   and TCW/DW Term                              Trustee of the
Suite 950                                              Trust 2003 (since                            Financial
Washington, D.C.                                       July 1991) and the                           Accounting
                                                       Institutional Funds                          Foundation
                                                       (since July 2003);                           (oversight
                                                       Senior Partner,                              organization of
                                                       Johnson Smick                                the Financial
                                                       International, Inc.,                         Accounting
                                                       a consulting firm;                           Standards Board);
                                                       Co- Chairman and a                           Director of RBS
                                                       founder of the Group                         Greenwich Capital
                                                       of Seven Council                             Holdings
                                                       (G7C), an                                    (financial
                                                       international                                holding company).
                                                       economic commission;
                                                       formerly Vice
                                                       Chairman of the
                                                       Board of Governors
                                                       of the Federal
                                                       Reserve System and
                                                       Assistant Secretary
                                                       of the U.S. Treasury.
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Joseph J. Kearns (60)       Trustee      Since August  Deputy Chairman of        217                Director of
PMB754                                   1994          the Audit Committee                          Electro Rent
23852 Pacific Coast Highway                            and Director or                              Corporation
Malibu, CA                                             Trustee of the                               (equipment
                                                       Retail Funds and                             leasing), The
                                                       TCW/DW Term Trust                            Ford Family
                                                       2003 (since July                             Foundation, and
                                                       2003) and the                                the UCLA
                                                       Institutional Funds                          Foundation.
                                                       (since August
                                                       1994);  previously
                                                       Chairman of the
                                                       Audit Committee of
                                                       the Institutional
                                                       Funds (October 2001 -
                                                       July 2003); President,
                                                       Kearns & Associates LLC
                                                       (investment consulting);
                                                       formerly CFO of the J.
                                                       Paul Getty Trust.
---------------------------------------------------------------------------------------------------------------------
Michael E. Nugent (67)      Trustee      Since July    Chairman of the           216                Director of
c/o Triumph Capital, L.P.                2001          Insurance Committee                          various business
445 Park Avenue                                        and Director or                              organizations.
New York, NY                                           Trustee of the
                                                       Retail Funds and TCW/DW
                                                       Term Trust 2003 (since
                                                       July 1991) and the
                                                       Institutional Funds
                                                       (since July 2001);
                                                       General Partner of
                                                       Triumph Capital, L.P., a
                                                       private investment
                                                       partnership; formerly
                                                       Vice President, Bankers
                                                       Trust Company and BT
                                                       Capital Corporation
                                                       (1984-1988).
---------------------------------------------------------------------------------------------------------------------
Fergus Reid (70)            Trustee      Since June    Director or Trustee       217                Trustee and
85 Charles Colman Blvd.                  1992          of the Retail Funds                          Director of
Pawling, NY                                            and TCW/DW Term                              certain
                                                       Trust 2003 (since                            investment
                                                       July 2003) and the                           companies in the
                                                       Institutional Funds                          JPMorgan Funds
                                                       (since June 1992);                           complex managed
                                                       Chairman of Lumelite                         by JP Morgan
                                                       Plastics Corporation.                        Investment
                                                                                                    Management Inc.
---------------------------------------------------------------------------------------------------------------------

         The Trustees who are affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in     Other
                                                                                              Fund Complex      Directorships
                                 Position(s)                                                  Overseen by       Held by
Name, Age and Address of         Held with      Length of     Principal Occupation(s)         Management        Management
Management Trustee               Registrant     Time Served*  During Past 5 Years**           Trustee           Trustee
---------------------------------------------------------------------------------------------------------------------------------
Charles A. Fiumefreddo (70)      Chairman of    Since July    Chairman and Director or        216               None
c/o Morgan Stanley Trust         the Board and  2003          Trustee of the Retail
Harborside Financial Center,     Trustee                      Funds and TCW/DW Term
Plaza Two,                                                    Trust 2003 (since July
Jersey City, NJ                                               1991) and the Institutional
                                                              Funds (since July 2003);
                                                              formerly Chief Executive
                                                              Officer of the Retail Funds
                                                              and the TCW/DW Term Trust
                                                              2003 (until September 2002).
---------------------------------------------------------------------------------------------------------------------------------
James F. Higgins (55)            Trustee        Since July    Director or Trustee of the      216               Director of
c/o Morgan Stanley Trust                        2003          Retail Funds and TCW/DW                           AXA Financial,
Harborside Financial Center,                                  Term Trust 2003 (since                            Inc. and The
Plaza Two,                                                    June 2000) and the                                Equitable Life
Jersey City, NJ                                               Institutional Funds (since                        Assurance Society
                                                              July 2003); Senior Advisor                        of the United
                                                              of Morgan Stanley (since                          States (financial
                                                              August 2000); Director of                         services).
                                                              Morgan Stanley Distributors
                                                              Inc. and Dean Witter Realty
                                                              Inc.; previously President and
                                                              Chief Operating Officer of
                                                              the Private Client Group
                                                              of Morgan Stanley (May
                                                              1999-August 2000), and
                                                              President and Chief
                                                              Operating Officer of
                                                              Individual Securities of
                                                              Morgan Stanley (February
                                                              1997-May 1999).
---------------------------------------------------------------------------------------------------------------------------------

----------
 * This is the date the Trustee began serving the Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/ Trustee for the Retail and Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail and Institutional Funds as applicable.


---------------------------------------------------------------------------------------------------------------------------------
Philip J. Purcell (59)           Trustee        Since April   Director or Trustee of the      216               Director of
1585 Broadway                                   1994          Retail Funds and TCW/DW                           American
New York, NY                                                  Term Trust 2003 (since                            Airlines
                                                              April 1994) and the                               Inc. and its
                                                              Institutional Funds (since                        parent
                                                              July 2003); Chairman of                           company, AMR
                                                              the Board of Directors and                        Corporation.
                                                              Chief Executive Officer of
                                                              Morgan Stanley and Morgan
                                                              Stanley DW Inc.; Director
                                                              of Morgan Stanley
                                                              Distributors Inc.;
                                                              Chairman of the Board of
                                                              Directors and Chief
                                                              Executive Officer of Novus
                                                              Credit Services Inc.;
                                                              Director and/or officer of
                                                              various Morgan Stanley
                                                              subsidiaries.
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                   Position(s)
Name, Age and Address of           Held with           Length of Time Served*   Principal Occupation(s) During
Executive Officer                  Registrant                                   Past 5 Years**
-------------------------------------------------------------------------------------------------------------------
Mitchell M. Merin (49)             President           Since July 2003          President and Chief Operating
1221 Avenue of the Americas                                                     Officer of Morgan Stanley
New York, NY                                                                    Investment Management Inc.;
                                                                                President, Director and Chief
                                                                                Executive Officer of Morgan
                                                                                Stanley Investment Advisors,
                                                                                Inc. and Morgan Stanley
                                                                                Services Company Inc.;
                                                                                Chairman, Chief Executive Officer
                                                                                and Director of Morgan Stanley
                                                                                Distributors Inc.; Chairman and
                                                                                Director of Morgan Stanley Trust;
                                                                                Director of various Morgan Stanley
                                                                                subsidiaries; President of Morgan
                                                                                Stanley Investments LP (since
                                                                                February2003); President of the
                                                                                Institutional Funds (since July 2003)
                                                                                and President of the Retail Funds
                                                                                and TCW/DW Term Trust 2003 (since
        `                                                                       May 1999); Trustee (since July 2003)
                                                                                President (since December 2002) of
                                                                                the Van Kampen Closed-End Funds;
                                                                                Trustee (since May 1999) and President
                                                                                (since October 2002) of the Van Kampen
                                                                                Open-End Funds.
-------------------------------------------------------------------------------------------------------------------

----------
 * This is the earliest date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Officer of the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.


-------------------------------------------------------------------------------------------------------------------
Barry Fink (48)                    Vice President      Since July 2003          General Counsel (since May 2000)
1221 Avenue of the Americas                                                     and Managing Director (since
New York, NY                                                                    December 2000) of Morgan Stanley
                                                                                Investment Management; Managing
                                                                                Director (since December 2000),
                                                                                Secretary (since February 1997)
                                                                                and Director (since July 1998)
                                                                                of  Morgan Stanley Investment
                                                                                Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc.; Assistant
                                                                                Secretary of Morgan Stanley DW
                                                                                Inc.; Chief Legal Officer of
                                                                                Morgan Stanley Investments LP
                                                                                (since July 2002); Vice President
                                                                                and General Counsel of the Retail
                                                                                Funds and TCW/DW Term Trust 2003
                                                                                (since February 1997); Vice
                                                                                President and Secretary of Morgan
                                                                                Stanley Distributors Inc.;
                                                                                previously Secretary of the
                                                                                Retail Funds (February 1997- July
                                                                                2003); previously Vice President
                                                                                and Assistant General Counsel of
                                                                                Morgan Stanley Investment
                                                                                Advisors Inc. and Morgan Stanley
                                                                                Services Company Inc. (February
                                                                                1997- December 2001).
-------------------------------------------------------------------------------------------------------------------
Ronald E. Robison (64)             Executive Vice      Since July 2003          Chief Global Operations Officer
1221 Avenue of the Americas        President and                                and Managing Director of Morgan
New York, NY                       Principal                                    Stanley Investment Management
                                   Executive Officer                            Inc.; Managing Director of Morgan
                                                                                Stanley & Co. Incorporated;
                                                                                Managing Director of Morgan
                                                                                Stanley; Managing Director, Chief
                                                                                Administrative Officer and
                                                                                Director of Morgan Stanley
                                                                                Investment Advisors Inc. and
                                                                                Morgan Stanley Services Company
                                                                                Inc.; Chief Executive Officer and
                                                                                Director of Morgan Stanley Trust;
                                                                                Executive Vice President and
                                                                                Principal Executive Officer of
                                                                                the Retail Funds and TCW/DW Term
                                                                                Trust 2003 (since April 2003);
                                                                                previously President of the
                                                                                Institutional Funds (March 2001 -
                                                                                July 2003) and Director of the
                                                                                Institutional Funds (March 2001 -
                                                                                July 2003).
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Joseph J. McAlinden (60)           Vice President      Since July 2003          Managing Director and Chief
1221 Avenue of the Americas                                                     Investment Officer of Morgan
New York, NY                                                                    Stanley Investment Advisors Inc.,
                                                                                Morgan Stanley Investment
                                                                                Management Inc. and Morgan
                                                                                Stanley Investments LP; Director
                                                                                of Morgan Stanley Trust, Chief
                                                                                Investment Officer of the Van
                                                                                Kampen Funds; Vice President of
                                                                                the Institutional Funds (since
                                                                                July 2003) and the Retail Funds
                                                                                (since July 1995).
--------------------------------------------------------------------------------------------------------------------
Stefanie V. Chang (36)             Vice President      Since December 1997      Executive Director of Morgan
1221 Avenue of the Americas                                                     Stanley & Co. Incorporated and
New York, NY                                                                    Morgan Stanley Investment
                                                                                Management Inc. and Vice
                                                                                President of the Institutional
                                                                                Funds (since December 1997) and
                                                                                the Retail Funds (since July 2003);
                                                                                formerly practiced law with the
                                                                                New York law firm of Rogers & Wells
                                                                                (now Clifford Chance LLP).
--------------------------------------------------------------------------------------------------------------------
Mary E. Mullin (36)                Secretary           Since June 1999          Vice President of Morgan Stanley
1221 Avenue of the Americas                                                     & Co. Incorporated and Morgan
New York, NY                                                                    Stanley Investment Management
                                                                                Inc.; Secretary of the Institutional
                                                                                Funds (since June 1999) and the
                                                                                Retail Funds (since July 2003);
                                                                                formerly practiced law with the New
                                                                                York law firms of McDermott, Will
                                                                                & Emery and Skadden, Arps, Slate,
                                                                                Meagher & Flom LLP.
--------------------------------------------------------------------------------------------------------------------
James Garrett (34)                 Treasurer and       Treasurer since          Executive Director of Morgan
1221 Avenue of the Americas        Chief Financial     February 2002 and Chief  Stanley & Co. Incorporated and
New York, NY                       Officer             Financial Officer since  Morgan Stanley Investment
                                                       July 2003                Management Inc.; Treasurer and
                                                                                Chief Financial Officer of the
                                                                                Institutional Funds; previously
                                                                                with PriceWaterhouse LLP (now
                                                                                PricewaterhouseCoopers LLP).
--------------------------------------------------------------------------------------------------------------------
Michael Leary (37)                 Assistant Treasurer Since March 2003         Assistant Director and Vice
J.P. Morgan Investor Services Co.                                               President of Fund Administration,
73 Tremont Street                                                               J.P. Morgan Investors Services
Boston, MA                                                                      Co. (formerly Chase Global Funds
                                                                                Services Company); formerly Audit
                                                                                Manager at Ernst & Young, LLP.
--------------------------------------------------------------------------------------------------------------------

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2002 is set forth in the Fund's current Statement of Additional Information referenced above. Messrs. Bozic, Fiumefreddo, Garn, Hedien, Higgins, Purcell and Johnson did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.

         As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

         Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Institutional Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Institutional Funds' Boards, such individuals may reject other attractive assignments because the Institutional Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Trustees serve as members of the Governance Committee.

         The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Reid and Nugent. Messrs. Johnson, Bozic, Reid, Hedien and Garn were appointed to the Audit Committee on July 31, 2003. The number of Audit Committee meetings held by the Fund during its most recent fiscal year end is set forth in the Fund's current Statement of Additional Information referenced above.

         The Boards of the Institutional Funds have a Governance Committee to
(i) monitor and make recommendations on corporate governance matters and board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Fund's most recent fiscal year end.

         Finally, the Boards of the Institutional Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The number of meetings held by the Insurance Committee during the Fund's most recent fiscal year end is set forth in the Fund's current Statement of Additional Information referenced above.

         Advantages of Having the Same Individuals as Independent Trustees for the Retail Funds and Institutional Funds. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of these funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on the boards of the Retail Funds and Institutional Funds enhances the ability of each fund to obtain, at modest cost to each, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

         Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Compensation of Trustees and Officers.

         Effective August 1, 2003, each Independent Trustee will receive an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee will receive $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee will receive an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee will be paid by the Retail Funds and Institutional Funds, and will be allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds. Mr. Fiumefreddo receives an annual fee of $360,000 for his service as Chairman of the Boards of the Retail and Institutional Funds and for administrative services provided to each Board.

         Prior to August 1, 2003, the Fund paid each Independent Trustee as described in Management of the Fund-Compensation of Trustees and Officers, as set forth in the Fund's current Statement of Additional Information referenced above. Messrs. Johnson, Bozic, Hedien, Garn, Fiumefreddo, Higgins and Purcell did not serve as Trustees of the Fund during the Fund's most recent fiscal year end and therefore did not receive any compensation from the Fund for that period.

                     MORGAN STANLEY INSTITUTIONAL FUND TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 2003

Morgan Stanley Institutional Fund Trust (the "Fund") is a no load mutual fund consisting of twenty-six portfolios (each a "Portfolio" and collectively the "Portfolios") offering a variety of investment alternatives. Of the twenty-six Portfolios, five Portfolios are not operational. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all twenty-six Portfolios.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses dated January 31, 2003, as may be revised from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.


The Fund's most recent annual report is a separate document supplied with this SAI and includes the Fund's audited financial statements, which are incorporated by reference into this SAI.

                      Shareholder Services: 1-800-548-7786
             Prices and Investment Results: www.morganstanley.com/im



                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----
THE PORTFOLIOS' INVESTMENTS AND STRATEGIES .............................    2
INVESTMENT STRATEGIES ..................................................    8
INVESTMENTS ............................................................   11
INVESTMENT LIMITATIONS .................................................   37
PURCHASE OF SHARES .....................................................   40
REDEMPTION OF SHARES ...................................................   40
TRANSACTIONS WITH BROKER/DEALERS .......................................   41
SHAREHOLDER SERVICES ...................................................   41
VALUATION OF SHARES ....................................................   41
MANAGEMENT OF THE FUND .................................................   42
INVESTMENT ADVISER .....................................................   51
PRINCIPAL UNDERWRITER ..................................................   54
DISTRIBUTION OF SHARES .................................................   55
FUND ADMINISTRATION ....................................................   55
OTHER SERVICE PROVIDERS ................................................   56
LITIGATION .............................................................   56
BROKERAGE TRANSACTIONS .................................................   57
GENERAL INFORMATION ....................................................   59
TAX CONSIDERATIONS .....................................................   61
PRINCIPAL HOLDERS OF SECURITIES ........................................   65

PERFORMANCE INFORMATION ................................................   88
COMPARATIVE INDICES ....................................................   96
FINANCIAL STATEMENTS ...................................................  101
APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS .........................  102


                   THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

The prospectus describes the investment objectives, principal investment strategies and principal risks associated with each Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible strategies and investments for each Portfolio (abbreviations are explained following each table). The tables exclude strategies and investments that Portfolios may make solely for temporary defensive purposes. More details about each strategy and investment are provided in the discussion following the tables.

 -----------------------------------------------------------------------------------------------------------------
                                           EQUITY AND BALANCED PORTFOLIOS
 -----------------------------------------------------------------------------------------------------------------

                                                 Balanced                                 Mid Cap      U.S. Mid
                                    Balanced       Plus        Equity       Growth        Growth       Cap Core
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
 -----------------------------------------------------------------------------------------------------------------
 Strategies
 -----------------------------------------------------------------------------------------------------------------
 Asset Allocation Management           x            x
 -----------------------------------------------------------------------------------------------------------------
 Core Equity Investing                 x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing            x            x                                        x           x
 -----------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation     x            x
 -----------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing        x            x
 -----------------------------------------------------------------------------------------------------------------
 Foreign Investing                     x            x             x                          x           x
 -----------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                                           x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 High Yield Investing                  x            x
 -----------------------------------------------------------------------------------------------------------------
 International Equity Investing        x            x             x                          x           x
 -----------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management      x            x
 -----------------------------------------------------------------------------------------------------------------
 Mortgage Investing                    x            x
 -----------------------------------------------------------------------------------------------------------------
 Value Investing                       x            x
 -----------------------------------------------------------------------------------------------------------------
 Value Stock Investing                 x                          x                                      x
 -----------------------------------------------------------------------------------------------------------------
 Investments
 -----------------------------------------------------------------------------------------------------------------
 ADRs                                  x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Agencies                              x            x             x            x                         x
 -----------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities               x            x
 -----------------------------------------------------------------------------------------------------------------
 Brady Bonds                           x            x
 -----------------------------------------------------------------------------------------------------------------
 Cash Equivalents                      x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 CMOs                                  x            x
 -----------------------------------------------------------------------------------------------------------------
 Commercial Paper                      x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Common Stock                          x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Convertibles                          x            x             x            x             x           x
 -----------------------------------------------------------------------------------------------------------------
 Corporates                            x            x             x            x                         x
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                        Multi-     Small      U.S Small
                                        Asset-      Cap          Cap        Strategic
                                        Class      Growth       Core       Small Value      Value       Value II
                                      Portfolio   Portfolio   Portfolio     Portfolio     Portfolio     Portfolio
 -----------------------------------------------------------------------------------------------------------------
 Strategies
 -----------------------------------------------------------------------------------------------------------------
 Asset Allocation Management              x
 -----------------------------------------------------------------------------------------------------------------
 Core Equity Investing                    x
 -----------------------------------------------------------------------------------------------------------------
 Emerging Markets Investing               x           x           x             x
 -----------------------------------------------------------------------------------------------------------------
 Fixed Income and Asset Allocation        X
 ----------------------------------------------------------------------------------------------------------------
 Foreign Fixed Income Investing           X
 -----------------------------------------------------------------------------------------------------------------
 Foreign Investing                        x           x           x             x             x             X
 -----------------------------------------------------------------------------------------------------------------
 Growth Stock Investing                               x           x
 -----------------------------------------------------------------------------------------------------------------
 High Yield Investing                     x
 -----------------------------------------------------------------------------------------------------------------
 International Equity Investing           x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Maturity and Duration Management         x
 -----------------------------------------------------------------------------------------------------------------
 Mortgage Investing                       x
 -----------------------------------------------------------------------------------------------------------------
 Value Investing                          x
 -----------------------------------------------------------------------------------------------------------------
 Value Stock Investing                                            x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Investments
 -----------------------------------------------------------------------------------------------------------------
 ADRs                                     x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Agencies                                 x                       x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                  x
 -----------------------------------------------------------------------------------------------------------------
 Brady Bonds                              x
 -----------------------------------------------------------------------------------------------------------------
 Cash Equivalents                         x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 CMOs                                     x
 -----------------------------------------------------------------------------------------------------------------
 Commercial Paper                         x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Common Stock                             x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Convertibles                             x           x           x             x             x             x
 -----------------------------------------------------------------------------------------------------------------
 Corporates                               x                       x             x             x             x
 -----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                         EQUITY AND BALANCED PORTFOLIOS
-------------------------------------------------------------------------------------------------------

                                              Balanced                           Mid Cap    U.S. Mid
                                   Balanced     Plus      Equity     Growth      Growth     Cap Core
                                   Portfolio  Portfolio  Portfolio  Portfolio   Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------
Depositary Receipt                     x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Emerging Markets Securities            x          x
-------------------------------------------------------------------------------------------------------
Floaters                               x          x
-------------------------------------------------------------------------------------------------------
Foreign Currency                       x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Foreign Equity                         x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities        x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
Forwards                               x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
Futures                                x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
High Yield Securities                  x          x
-------------------------------------------------------------------------------------------------------
Inverse Floaters                       x          x
-------------------------------------------------------------------------------------------------------
Investment Companies                   x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Investment Funds                       x          x
-------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                            x          x
-------------------------------------------------------------------------------------------------------
Mortgage Securities                    x          x
-------------------------------------------------------------------------------------------------------
Municipals                             x          x
-------------------------------------------------------------------------------------------------------
Options                                x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Preferred Stock                        x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Repurchase Agreements                  x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements          x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Rights                                 x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
SMBS                                   x          x
-------------------------------------------------------------------------------------------------------
Securities Lending                     x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Short Sales                            x          x          x          x           x          x
-------------------------------------------------------------------------------------------------------
Structured Investments                            x
-------------------------------------------------------------------------------------------------------
Structured Notes                       x          x
-------------------------------------------------------------------------------------------------------
Swaps                                  x          x          x          x                      x
-------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                      Multi-    Small                  Strategic
                                      Asset-     Cap       U.S. Small    Small
                                      Class     Growth      Cap Core     Value      Value    Value II
                                    Portfolio  Portfolio   Portfolio   Portfolio  Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------
Depositary Receipt                      x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Emerging Markets Securities             x
--------------------------------------------------------------------------------------------------------
Floaters                                x
--------------------------------------------------------------------------------------------------------
Foreign Currency                        x          x           x                      x          x
--------------------------------------------------------------------------------------------------------
Foreign Equity                          x          x           x                      x          x
--------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities         x                      x                      x          x
--------------------------------------------------------------------------------------------------------
Forwards                                x                      x                      x          x
--------------------------------------------------------------------------------------------------------
Futures                                 x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
High Yield Securities                   x
--------------------------------------------------------------------------------------------------------
Inverse Floaters                        x
--------------------------------------------------------------------------------------------------------
Investment Companies                    x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Investment Funds                        x
--------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                             x
--------------------------------------------------------------------------------------------------------
Mortgage Securities                     x
--------------------------------------------------------------------------------------------------------
Municipals                              x
--------------------------------------------------------------------------------------------------------
Options                                 x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Preferred Stock                         x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Repurchase Agreements                   x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements           x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Rights                                  x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
SMBS                                    x
--------------------------------------------------------------------------------------------------------
Securities Lending                      x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Short Sales                             x          x           x           x          x          x
--------------------------------------------------------------------------------------------------------
Structured Investments                  x
--------------------------------------------------------------------------------------------------------
Structured Notes                        x
--------------------------------------------------------------------------------------------------------
Swaps                                   x                      x           x          x          x
--------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                           EQUITY AND BALANCED PORTFOLIOS
 -----------------------------------------------------------------------------------------------------------------

                                                 Balanced                                 Mid Cap      U.S. Mid
                                    Balanced       Plus        Equity       Growth        Growth       Cap Core
                                    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
 -----------------------------------------------------------------------------------------------------------------
 U.S. Governments                      x             x            x            x                          x
 -----------------------------------------------------------------------------------------------------------------
 Warrants                              x             x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                x             x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                 x             x
 -----------------------------------------------------------------------------------------------------------------
 Zero Coupons                          x             x            x            x                          x
 -----------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------
                                        Multi-     Small      U.S Small
                                        Asset-      Cap          Cap        Strategic
                                        Class      Growth       Core       Small Value      Value       Value II
                                      Portfolio   Portfolio   Portfolio     Portfolio     Portfolio     Portfolio
 -----------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------
 U.S. Governments                       x                         x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Warrants                               x            x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 When-Issued Securities                 x            x            x            x             x            x
 -----------------------------------------------------------------------------------------------------------------
 Yankees and Eurobonds                  x
 -----------------------------------------------------------------------------------------------------------------
 Zero Coupons                           x                         x            x             x            x
 -----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                    Cash      U.S. Core      Core Plus    Investment Grade               Intermediate  International
                                  Reserves   Fixed Income   Fixed Income   Fixed Income      High Yield   Duration     Fixed Income
                                  Portfolio   Portfolio      Portfolio      Portfolio        Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                                       x                           x
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                   x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                                x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                                             x                               x                           x
------------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management                  x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                                x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Money Market Investing                x
------------------------------------------------------------------------------------------------------------------------------------
Municipals Management
------------------------------------------------------------------------------------------------------------------------------------
Value Investing                                   x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Agencies                              x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities               x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                                                      x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                      x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
CMOs                                              x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                      x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Convertibles                                      x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Corporates                            x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities                                      x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Floaters                              x           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                                 x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                                                                   x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                                  x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Forwards                                                         x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------
Futures                                           x              x               x               x             x             x
------------------------------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------

                                ----------------------------------------------------------------------------------------------------
                                   Limited                   NY       Targeted   Advisory Foreign   Advisory Foreign   Advisory
                                   Duration   Municipal   Municipal   Duration     Fixed Income       Fixed Income     Mortgage
                                  Portfolio   Portfolio   Portfolio   Portfolio     Portfolio          Portfolio       Portfolio
                                ----------------------------------------------------------------------------------------------------
Emerging Markets Investing                                                              x                  x
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income and Asset
Allocation
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Investing                                            x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Investing                                                         x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
High Yield Investing                              x           x           x             x
------------------------------------------------------------------------------------------------------------------------------------
Maturity and Duration Management      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Investing                    x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Money Market Investing
------------------------------------------------------------------------------------------------------------------------------------
Municipals Management                             x           x
------------------------------------------------------------------------------------------------------------------------------------
Value Investing                       x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Agencies                              x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities               x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Brady Bonds                           x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Cash Equivalents                      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
CMOs                                  x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper                      x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Convertibles                          x           x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Corporates                            x           x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Securities           x           x           x                         x                  x
------------------------------------------------------------------------------------------------------------------------------------
Floaters                              x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Currency                                  x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Foreign Equity
------------------------------------------------------------------------------------------------------------------------------------
Foreign Fixed Income Securities                   x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Forwards                                          x           x           x             x                  x
------------------------------------------------------------------------------------------------------------------------------------
Futures                               x           x           x           x             x                  x               x
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       FIXED INCOME PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
                                    Cash      U.S. Core      Core Plus    Investment Grade               Intermediate  International
                                  Reserves   Fixed Income   Fixed Income   Fixed Income      High Yield   Duration     Fixed Income
                                  Portfolio   Portfolio      Portfolio      Portfolio        Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------------------------------------

High Yield Securities                                            x                               x                           x
------------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                                  x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Investment Companies                  x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Investment Funds
------------------------------------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                                                      x                               x
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                               x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Municipals                                        x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
NY Municipals
------------------------------------------------------------------------------------------------------------------------------------
Options                                           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                   x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                 x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements         x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Rights                                                           x                               x
------------------------------------------------------------------------------------------------------------------------------------
SMBS                                              x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Securities Lending                    x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Short Sales                                       x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Structured Investments
------------------------------------------------------------------------------------------------------------------------------------
Structured Notes                                  x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Swaps                                             x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                      x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Warrants                                          x                                              x
------------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities                            x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds                 x                          x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                          x           x              x              x                x            x              x
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                 Limited                   NY       Targeted   Advisory Foreign   Advisory Foreign   Advisory
                                 Duration   Municipal   Municipal   Duration     Fixed Income       Fixed Income     Mortgage
                                Portfolio   Portfolio   Portfolio   Portfolio     Portfolio          Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------------------

High Yield Securities                           x           x           x             x
----------------------------------------------------------------------------------------------------------------------------------
Inverse Floaters                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Investment Companies                x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Investment Funds
----------------------------------------------------------------------------------------------------------------------------------
Loan Participations and
Assignments                                                             x
----------------------------------------------------------------------------------------------------------------------------------
Mortgage Securities                 x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Municipals                                      x           x           x             x                  x
----------------------------------------------------------------------------------------------------------------------------------
NY Municipals                                               x
----------------------------------------------------------------------------------------------------------------------------------
Options                             x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock                                 x           x           x             x                  x
----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements       x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Rights
----------------------------------------------------------------------------------------------------------------------------------
SMBS                                x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Securities Lending                  x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Short Sales                         x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Structured Investments                                      x
----------------------------------------------------------------------------------------------------------------------------------
Structured Notes                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Swaps                               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
U.S. Governments                    x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Warrants
----------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities              x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Yankees and Eurobonds               x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------
Zero Coupons                        x           x           x           x             x                  x               x
----------------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT STRATEGIES

Asset Allocation Management: The approach of Morgan Stanley Investments LP (the "Adviser") to asset allocation management is to determine investment strategies for each asset class in a Portfolio separately, and then determine the mix of those strategies expected to maximize the return potential within each market. Strategic judgments on the mix among asset classes are based on valuation disciplines and tools for analysis which have been developed over the Adviser's long history of managing balanced accounts.

Tactical asset-allocation shifts are based on comparisons of prospective risks, potential returns, and the likely risk-reducing benefits derived from combining different asset classes into a single portfolio. Experienced teams of equity, fixed income, and international investment professionals manage the investments in each asset class.

Core Equity Investing: The Adviser's "core" or primary equity strategy emphasizes common stocks of large companies, with targeted investments in small company stocks that promise special growth opportunities. Depending on the Adviser's outlook for the economy and different market sectors, the mix between value stocks and growth stocks will change.

Emerging Market Investing: The Adviser's approach to emerging market investing is based on the Adviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities.

As used in this SAI, an emerging market describes any country which is generally considered to be an emerging or developing country by the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. There are currently over 130 countries which are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Emerging markets may include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Currently, investing in many emerging markets is either not feasible or very costly, or may involve unacceptable political risks. Other special risks include the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments. A Portfolio will focus its investments on those emerging market countries in which the Adviser believes the potential for market appreciation outweighs these risks and the cost of investment. Investing in emerging markets also involves an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Fixed Income Management and Asset Allocation: In selecting fixed income securities for certain Portfolios, the Adviser considers the value offered by various segments of the fixed income securities market relative to cash equivalents and equity securities. The Adviser may find that certain segments of the fixed income securities market offer more or less attractive relative value when compared to equity securities or when compared to other fixed income securities.

For example, in a given interest rate environment, equity securities may be judged to be fairly valued when compared to intermediate duration fixed income securities, but overvalued compared to long duration fixed income securities. Consequently, while a Portfolio investing only in fixed income securities may not emphasize long duration assets to the same extent, the fixed-income portion of a balanced investment may invest a percentage of its assets in long duration bonds on the basis of their valuation relative to equity securities.

Foreign Fixed Income Investing: The Adviser invests in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the Adviser, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the Adviser's judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk.

Foreign Investing: Investors should recognize that investing in foreign bonds and foreign equities involves certain special considerations which are not typically associated with investing in domestic securities.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, there may be less publicly available information about certain foreign securities than about U.S. securities. Foreign bonds and foreign equities may be less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Additionally, there may be difficulty in obtaining and enforcing judgments against foreign issuers.

Because foreign bonds and foreign equities may be denominated in foreign currencies, and because a Portfolio may temporarily hold uninvested reserves in bank deposits of foreign currencies prior to reinvestment or conversion to U.S. dollars, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

Although a Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Portfolio's foreign securities will be greater than the expenses for the custodial arrangements for handling U.S. securities of equal value. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income a Portfolio receives from the companies comprising the Portfolio's investments.

Growth Stock Investing: This strategy involves the Adviser's focus on common stocks that generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate market index.

High Yield Investing: This strategy involves investments in high yield securities based on the Adviser's analysis of economic and industry trends and individual security characteristics. The Adviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers. See "High Yield Securities" below for further discussion of these securities, including risks.

International Equity Investing: The Adviser's approach to international equity investing is based on its evaluation of both short-term and long-term international economic trends and the relative attractiveness of non-U.S. equity markets and individual securities.

The Adviser generally considers fundamental investment characteristics, the principles of valuation and diversification, and a relatively long-term investment time horizon. Since liquidity will also be a consideration, emphasis will likely be influenced by the relative market capitalizations of different non-U.S. stock markets and individual securities. Portfolios seek to diversify investments broadly among both developed and newly industrializing foreign countries. Where appropriate, a Portfolio may also invest in regulated investment companies or investment funds which invest in such countries to the extent allowed by applicable law.

Maturity and Duration Management: One of two main components of the Adviser's fixed income investment strategy is maturity and duration management. The maturity and duration structure of a Portfolio investing in fixed income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators. See "value investing" for a description of the second main component of the Adviser's fixed income strategy.

About Maturity and Duration: Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser in the selection of fixed income securities. Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Money Market Investing: The Cash Reserves Portfolio invests in securities which present minimal credit risk and may not yield as high a level of current income as securities of lower quality or longer maturities which generally have less liquidity, greater market risk and more price fluctuation. The Cash Reserves Portfolio is designed to provide maximum stability of principal. However, because the Cash Reserves Portfolio invests in the money market obligations of private financial and non-financial corporations in addition to those of the U.S. Government or its agencies and instrumentalities, it offers higher credit risk and yield potential relative to money market funds which invest exclusively in U.S. Government securities. The Cash Reserves Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share.

Mortgage Investing: As described in the prospectus, certain Portfolios may invest in mortgage-related securities. These include mortgage securities representing interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various organizations, including the Government National Mortgage Association ("GNMA"), Freddie Mac, Fannie Mae, other government agencies, and private issuers. It is expected that a Portfolio's primary emphasis will be in mortgage securities issued by the various government-related organizations. However, a Portfolio may invest, without limit, in mortgage securities issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Adviser to be of comparable investment quality.

Municipals Management: Municipals management emphasizes a diversified portfolio of high grade municipal debt securities. These securities generally provide interest income that is exempt from federal regular income tax. However, the interest on certain types of municipal securities may be subject to the alternative minimum tax.

The Adviser manages the Fund's municipal Portfolios with the goal of maximizing their total return. This means that they may invest in taxable investments when the prospective after-tax total return on such investments is attractive, regardless of the taxable nature of income on the security. Municipal Portfolios also may invest in taxable investments such as U.S. Governments, agencies, corporates, cash equivalents, preferred stocks, mortgage securities, asset-backed securities, floaters, and inverse floaters.

Value Investing: One of two primary components of the Adviser's fixed income strategy is value investing. The Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a Portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

Value Stock Investing: This strategy involves investing primarily in common stocks that it believes are undervalued relative to the stock market in general as measured by an appropriate market index. The Adviser determines value using a variety of measures, including price/earnings and price/book ratios. Value stocks generally pay dividends, but the Adviser may select non-dividend paying stocks for their value characteristics.

                                   INVESTMENTS

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. Equity Securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Unsponsored ADR facilities typically provide less information to ADR holders. ADRs also include American Depositary Shares.

Agencies: Agencies are Fixed Income Securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the GNMA, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Fannie Mae, are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Freddie Mac, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with the mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

The market for asset-backed securities is not as developed as other markets. Accordingly, there may be a limited secondary market for such securities.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. Portfolios will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Cash Equivalents: Cash equivalents are short-term Fixed Income Securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, and, except for the U.S. Core Fixed Income Portfolio, in foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in the foreign investing section of this SAI.

The Portfolios will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio (except the Cash Reserves Portfolio) may invest in commercial paper rated at time of purchase by one or more Nationally Recognized Statistical Rating Organizations ("NRSRO") in one of their two highest categories, (e.g., A-l or A-2 by Standard & Poor's or Prime 1 or Prime 2 by Moody's), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA ("Fitch") ). The Cash Reserves Portfolio invests only in commercial paper rated in the highest category;

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority, and others;

(6)   Repurchase agreements collateralized by securities listed above; and

(7) The Cash Reserves Portfolio's investments in Cash Equivalents are limited by the quality, maturity and diversification requirements adopted under Rule 2a-7 of the Investment Company Act of 1940 ("1940 Act").

Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

CMOs: Collateralized mortgage obligations ("CMOs") are Derivatives structured as debt obligations or multiclass pass-through certificates. CMOs are issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. They are backed by mortgage securities (discussed below) or whole loans (all such assets, the "Mortgage Assets") and are evidenced by a series of bonds or certificates issued in multiple classes. Each class of a CMO, often referred to as a "tranche," may be issued with a specific fixed or floating coupon rate and has a stated maturity or final scheduled distribution date. The principal and interest on the underlying Mortgage Assets may be allocated among the several classes of a series of CMOs in many ways. Interest is paid or accrues on CMOs on a monthly, quarterly or semi-annual basis.

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxable as a corporation under rules regarding taxable mortgage pools.

The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile. In addition, some inverse floating rate obligation CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of these CMOs is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying Mortgage Assets.

Included within the category of CMOs are PAC Bonds. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments, provided that, among other things, the actual prepayment experience on the underlying Mortgage Assets falls within a predefined range. If the actual prepayment experience on the underlying Mortgage Assets is faster or slower than the predefined range or if deviations from other assumptions occur, payments on the PAC Bond may be earlier or later than predicted and the yield may rise or fall. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risk of prepayment than are other types of mortgage related securities.

Possible Risks: Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Like bonds in general, mortgage securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages with the result that the average life of mortgage securities that a Portfolio holds may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. In part to compensate for these risks, mortgages will generally offer higher yields than comparable bonds. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are Equity Securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Convertibles: Convertibles may be considered either Equity Securities or Fixed Income Securities. They are commonly corporates or preferred stocks which may be exchanged for a fixed number of shares of common stock at the purchaser's option. Convertibles may be viewed as an investment in the convertible security or the security into which it may be exchanged. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase convertibles.

Corporates: Corporate bonds ("Corporates") are Fixed Income Securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy corporates subject to any quality constraints. If a Portfolio holds a security that is down-graded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Foreign Equity Securities, including Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives include the following instruments, each of which is described in this Statement of Additional Information: CMOs, Forwards, Futures, Options, SMBS, Structured Investments, Structured Notes, and Swaps.

The Portfolios may enter into over-the-counter Derivatives transactions with counterparties approved by the Adviser in accordance with guidelines established by the Board of Trustees ("Board").

When a Portfolio engages in certain types of derivatives transactions, including certain forwards, futures, options and mortgage derivatives, it will have to segregate cash and/or liquid securities to cover its obligations. At certain levels, this can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Emerging Market Securities: Emerging market securities are Foreign Equity Securities or Foreign Fixed Income Securities issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets, or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of such countries or the value of a Portfolio's investments in those countries. It may be difficult to obtain and enforce a judgment in a court outside the United States. Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this Statement of Additional Information: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay money that it has borrowed together with interest on the amount borrowed. Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, and the type of collateral, if any. Some fixed income securities may have other novel features such as conversion rights. Fixed income securities include the following types of instruments, each of which is described in this Statement of Additional Information: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Securities, Municipals, NY Municipals, Preferred Stock, Repurchase Agreements, U.S. Governments, When-Issued Securities, Yankee and Eurodollar Obligations and Zero Coupons.

Prices of fixed income securities fluctuate and, in particular, are subject to credit risk and market risk. Credit risk is the possibility that an issuer may be unable to meet scheduled interest and principal payments. Market risk is the possibility that a change in interest rates or the market's perception of the issuer's prospects may adversely affect the value of a fixed income security. Economic, political and other events also may affect the prices of broad fixed-income markets. The duration and maturity of a fixed income security also affect its price volatility. These concepts are described above in Maturity and Duration Management. Generally, securities with longer maturities or durations will experience greater price volatility.

Generally, the values of fixed income securities vary inversely with changes in interest rates, so that during periods of falling interest rates the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of such securities generally decline. Prepayments and call provisions also will affect the maturity and value of some fixed income securities. The occurrence of prepayments and calls generally increases in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. When this happens, a Portfolio may be forced to reinvest in lower yielding fixed income securities.

Floaters: Floaters are Fixed Income Securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under foreign investing.

Foreign currency: Portfolios investing in Foreign Securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated

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commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Equity Securities: Foreign equity securities are Equity Securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including depositary receipts. See also Foreign Securities, below.

Foreign Fixed Income Securities: Foreign fixed income securities are Fixed Income Securities denominated in foreign currency and issued and traded primarily outside of the U.S., including: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities. See also Foreign Securities, below.

Foreign Securities: Foreign Securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities, Foreign Fixed Income Securities, and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their Portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. However, these foreign withholding taxes are not expected to have a significant impact on those Portfolios for which the investment objective is to seek long-term capital appreciation and any income should be considered incidental.

European Currency Transition. On January 1, 1999, the European Monetary Union
(EMU) implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries are now denominated in Euros. Monetary policy for participating countries is uniformly managed by a new central bank, the European Central Bank.

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The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets worldwide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets worldwide.

Forwards: Forward Foreign Currency Exchange Contracts ("Forwards") are Derivatives which may be used to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Such contracts do not eliminate fluctuations caused by changes in the local currency prices of the securities, but rather, they establish an exchange rate at a future date. Also, although such contracts can minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized.

A Portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Portfolios may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or expects to have portfolio exposure. Portfolios may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the Portfolio to hold liquid securities or cash equal to the Portfolio's obligations in a segregated account throughout the duration of the contract.

A Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, a Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, a Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

Risks. Forward contracts are not traded on contract markets regulated by the Securities and Exchange Commission ("SEC") or the Commodity Futures Trading Commission ("CFTC"). They are traded through financial institutions acting as market-makers. Portfolios that trade forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with them.

Forward contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Currency hedging strategies involve certain other risks as well. There is a risk in adopting a transaction hedge or position hedge to the extent that the value of a security denominated in foreign currency is not exactly matched with a Portfolio's obligation under the forward contract. On the date of maturity, a Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Adviser will be able to

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do so. For proxy hedges, cross hedges or a synthetic position, there is an additional risk in that these transactions create residual foreign currency exposure. When a Portfolio enters into a forward contract for purposes of creating a position hedge, transaction hedge, cross hedge or a synthetic security, it will generally be required to hold liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

Futures: Futures contracts and options on futures contracts ("Futures") are Derivatives. Each Portfolio, except the Cash Reserves Portfolio, may invest in Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying securities) if it is not terminated prior to the specified delivery date. Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on the basis of margin deposits that may range upward from less than 5% of the value of the contract being traded. A Portfolio's margin deposits will be placed in a segregated account maintained by the Fund's custodian or with a futures commission merchant as approved by the Board.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. Regulations of the CFTC applicable to the Fund require that the aggregate initial margins and premiums required to establish non-hedging positions not exceed 5% of the liquidation value of a Portfolio.

Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Risks. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be

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disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

A Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk that a Portfolio could lose margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

High Yield Securities: High yield securities are Fixed Income Securities, generally corporates, preferred stocks, and convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See the Appendix for more information about fixed income security ratings. Investment grade securities that Portfolios hold may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The High Yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is

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generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations ("inverse floaters") are Fixed Income Securities which have coupon rates that vary inversely to another specified floating rate, such as LIBOR (London Inter-Bank Offered Rate). If the specified reference rate rises, the coupon rate of the inverse floater falls, while a decrease in the reference rate causes an increase in the inverse floater's coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Some inverse floater CMOs are extremely sensitive to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Investment Companies: Investment companies are Equity Securities and include open-end or closed-end investment companies. The 1940 Act generally prohibits the Portfolios from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

To the extent a Portfolio invests a portion of its assets in investment companies, those assets will be subject to the expenses of the investment company as well as to the expenses of the Portfolio itself. The Portfolios may not purchase shares of any affiliated investment company except as permitted by SEC rule or order.

Investment Funds: Investment funds can include Emerging Market Securities. Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging market countries through investment funds. Portfolios that may invest in these Investment Funds are subject to applicable law as discussed under Investment Restrictions and will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies.

Investment Grade Securities: Investment grade securities are Fixed Income Securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the

                                       23

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U.S. Government or a private organization; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of Investment Grade Securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Securities rated A or higher are considered to be "high grade." Any Portfolio is permitted to hold Investment Grade Securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an Investment Grade Security or "high grade" security, respectively. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, be sufficiently seasoned that they are considered by the Adviser to be investment grade quality.

Loan Participations and Assignments: Loan participations and assignments are Fixed Income Securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Securities: Mortgage-backed securities ("Mortgage Securities") are Fixed Income Securities representing an ownership interest in a pool of residential and commercial mortgage loans. Generally, these

                                       24

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securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Portfolio. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various governmental, government-related and private organizations. Portfolios may invest in securities issued or guaranteed by GNMA, FHLMC, Fannie Mae, private issuers and other government agencies. There can be no assurance that the private insurers can meet their obligations under the policies. Mortgage securities issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk. If a Portfolio purchases a mortgage security that does not have an issuer-provided guarantee, the security will be rated investment grade at the time of purchase by one or more NRSROs, or, if unrated, deemed by the Adviser to be of equivalent quality.

A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral, usually consisting of agency mortgage pass-through securities, although other assets, including U.S. Treasuries (including zero coupon U.S. Treasuries), agencies, cash equivalent securities, whole loans and corporate bonds, may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type.

Average Life. The average life of pass-through pools varies with the maturities, coupon rates, and type of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

Returns of Mortgage Securities. Yields on mortgage pass-through securities are typically quoted based on a prepayment assumption derived from the coupon and maturity of the underlying instruments. Actual prepayment experience may cause the realized return to differ from the assumed yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the realized returns of the Portfolios. The compounding effect from reinvestment of monthly payments received by each Portfolio will increase its return to shareholders, compared to bonds that pay interest semi-annually.

About Mortgage Securities. Interests in pools of mortgage securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments resulting from the sale of the underlying property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make payment.

Residential Mortgage-Backed Securities. Pools consist of whole mortgage loans or participation in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Portfolios may purchase pools of adjustable rate mortgages ("ARM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. ARM's are mortgages which reset the mortgage's interest rate with changes in open market interest rates. The Portfolios' interest income will vary with changes in the applicable interest rate on pools of ARM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Portfolios' net asset values since the prices at which these securities are valued each day will reflect the payment procedures.

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All poolers apply standards for qualifications to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Residential mortgage loans are pooled by FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Fannie Mae is a Government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, banks, commercial banks, credit unions, mortgage bankers, state and local housing finance agencies and other financial institutions. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae.

The principal Government guarantor of mortgage-backed securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers can meet their obligations under the policies. The Portfolios will purchase mortgage securities that are rated investment grade quality by Moody's and/or Standard & Poor's or, if unrated, deemed by the Adviser to be of investment grade quality.

It is expected that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios will, consistent with their investment objective and policies, consider making investments in such new types of securities.

There are two methods of trading mortgage securities. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage security transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through mortgage securities are traded on a TBA basis.

Possible Risks: Due to the possibility that prepayments on home mortgages will alter cash flow on Mortgage Securities, it is not possible to determine in advance the actual final maturity date or average life. Like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the

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average life of mortgage securities held by a Portfolio may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Prepayments at a time when interest rates are falling generally means that a Portfolio may have to invest the principal payments it receives at lower interest rates. In selecting mortgage securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

Commercial Mortgage-Backed Securities ("CMBS"): CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and, in come cases there may be prohibitions on principal prepayments for several years following origination.

Municipals: Municipal securities are Fixed Income Securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" basis, meaning the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the alternative minimum tax ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

NY Municipals: NY Municipals are Fixed Income Securities issued by the New York State government, state agencies and various local governments, including counties, cities, municipalities, townships, special districts and authorities. In general, the credit quality and credit risk of any issuer's debt is contingent upon the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in the debt document that protects debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, where financial operations are sound and the debt burden is reasonable.

Concentration of investment in the securities of one state exposes the NY Municipal Portfolio to greater credit risks than would be present in a nationally diversified portfolio of municipal securities. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal securities of that state.

Certain state-created agencies have statutory authority to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed; it is not an obligation of the State. Some of these agencies, however, are indirectly dependent on State funds through various state-assisted programs.

The NY Municipal Portfolio will make significant investments in NY Municipal Bonds. The Portfolio's performance will depend in part upon the ability of the issuers of these Bonds to meet their obligations for the payment of principal and interest. The Portfolio may acquire Bonds whose issuers are affected by the financial circumstances facing New York generally. While the overall wealth of New York, as reflected by its per capita income, is among the highest in the nation, New York has a large accumulated deficit, the per capita debt is among the highest in the country and New York City, which represents a significant part of the state's economy, has struggled at times to maintain fiscal stability.


As expected, the World Trade Center terrorist attacks had an even more devastating impact on the New York State economy than on the national economy as a whole. The New York State Division of Budget has estimated New York State employment to have declined 0.5 percent in 2001 to be followed by an estimated decline of 0.8 percent for 2002. Wages and salaries were expected to show an increase of 2.4 percent for 2001, and a projected decline of 1.5 percent for 2002. Total State personal income, of which wages and salaries are the largest components, was projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

New York City expects total expenditures for recovery, clean up and repair efforts in the wake of the September 11, 2001 terrorist attacks on the World Trade Center to be substantial. The U.S. Congress passed emergency legislation which authorized $40 billion for disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York State, Pennsylvania and Virginia. The President has submitted a bill to Congress that would bring the total commitment of Federal disaster assistance for New York State to $21.4 billion.

On March 9, 2002, the President signed nation-wide economic stimulus legislation which included $5.5 billion toward the $21.4 billion commitment in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30% depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City and increase the small business expensing limit. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (the "Finance Authority") by $2.5 billion to fund costs related to or arising from the September 11 attack ("Recovery Costs"), and has authorized the Finance Authority to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

New York City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. New York City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

New York City believes it is not possible to quantify at present with any certainty the long-term impact of the September 11 attack on the City and its economy, any benefits which may result from recovery and rebuilding activities and the amount of additional resources from Federal, State, City and other sources which will be required.


Financial difficulties affecting New York's economy generally may affect municipal securities issuers, by jeopardizing their credit standing, impairing their borrowing abilities, and affording fewer markets for their outstanding debt obligations. In recent years, Standard & Poor's and Moody's have downgraded several different issues of municipal securities of New York City and New York State and their agencies and instrumentalities. Historically, there has been a strong demand for New York Municipal Bonds, and as a consequence, New York Municipal Bonds are often issued with relatively lower yields, and traded in the marketplace at relatively higher prices than comparably rated municipal bonds issued in other jurisdictions.

Options: Options are Derivatives. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

Portfolios may purchase over-the-counter options ("OTC Options") from, or sell them to, securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios expect generally to enter into OTC Options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor of credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. The staff of the SEC currently takes the position that OTC Options purchased by the Portfolios or sold by them (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing in illiquid securities.

The Portfolios may also write covered-call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to protect against a decline in the U.S. dollar value of a currency due to the changes of exchange rates vis a vis the U.S. dollar and the option is written for a currency other than the currency in which the security is denominated. In such circumstances, the Portfolios will follow the coverage requirements as described in the preceding paragraph.

Risks of Options. Investments in options involve some of the same risks that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Those price changes also can result in a Portfolio holding an option that will expire worthless. For example, if a Portfolio purchases a call option and the price of the underlying security falls to rise above the option's strike price, the Portfolio would not exercise the option. As a result, the option will expire worthless and the Portfolio will lose the price it paid for the option. By contrast, if a Portfolio writes a call option on a security and the price of the underlying security rises above the strike price, the purchaser of the option may exercise the option, so that the Portfolio will not benefit from the increase in value of the underlying security.

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

Depending on the pricing of the option compared to either the futures contract or securities, an option may or may not be less risky than ownership of the futures contract or actual securities. The market prices of options generally can be more volatile than the market prices on the underlying futures contract or securities. Another risk is that the Counterparty to an over-the-counter option will be unable to fulfill its obligation to the Portfolio due to bankruptcy or other circumstances.

Options on Currencies. All Portfolios, except the Cash Reserves, U.S. Core Fixed Income, Limited Duration and Advisory Mortgage Portfolios, may purchase and write options on foreign currencies in a manner similar to that in which they would use futures contracts on foreign currencies, or forward contracts. For example, a decline in the dollar value of a foreign currency in which Portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency falls, a Portfolio will have the right to sell the currency for a fixed amount in dollars and thereby offset, in whole or in part, the adverse effect that the foreign currency's fall would have had on the Portfolio's holdings.

Conversely, a Portfolio may buy call options on a foreign currency when the Adviser wants to purchase securities denominated in that currency and believes that the dollar value of that foreign currency will increase, thereby increasing the cost of acquiring those securities. Purchasing such options may offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolios lose money on transactions in foreign currency options, which could reduce the gain the Portfolio might have achieved from advantageous changes in the exchange rates.

The Portfolios may write options on foreign currencies for the same purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may only write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call, an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) or upon conversion or exchange of other foreign currency held in its portfolio. A written call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian, or (c) maintains in a segregated account cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars, marked-to-market daily.

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The Portfolios may also write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire due to an adverse change in the exchange rate and which is denominated in the currency underlying the option. In such circumstances, the Portfolio will either "cover" the transaction as described above or collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions, instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. A combined transaction, while part of a single strategy, may contain elements of risk that are present in each of its component transactions and will be structured in accordance with applicable SEC regulations and SEC staff guidelines.

Risks of options on futures contracts and on foreign currencies. Options on foreign currencies are traded over-the-counter through financial institutions acting as market-makers, although they are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Portfolio that writes options could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

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Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both Equity Securities and Fixed Income Securities. Therefore, the Fund's equity, fixed income and balanced Portfolios may all purchase preferred stocks.

Repurchase Agreements: Repurchase agreements are Fixed Income Securities in the form of an agreement backed by collateral. Each of the Fund's Portfolios may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In these transactions, the securities purchased by a Portfolio have a total value in excess of the value of the repurchase agreement and are held by the Portfolio's custodian bank until repurchased. Such agreements permit a Portfolio to keep all its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser and the Fund's Administrator will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price.

Pursuant to an SEC order, the Fund's Portfolios may pool their daily uninvested cash balances in order to invest in repurchase agreements on a joint basis. By entering into repurchase agreements on a joint basis, it is expected that the Portfolios will incur lower transaction costs and potentially obtain higher rates of interest on such repurchase agreements. Each Portfolio's participation in the income from jointly purchased repurchase agreements will be based on that Portfolio's percentage share in the total repurchase agreement.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of a Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security and counterparty selection criteria and careful monitoring procedures.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement.

Rights: Rights are Equity Securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment

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

securities, a Portfolio attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trustees.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan must be called and the securities voted.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short, and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Risks: Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

SMBS: Stripped mortgage-backed securities ("SMBS") are Derivatives in the form of multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

SMBS are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Certain of these securities may be deemed "illiquid" and subject to each Portfolio's limitation on investing in illiquid securities.

Structured Investments: Structured investments are Derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. A Portfolio will purchase Structured Investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board.

Structured Notes: Structured notes are Derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows a Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

Swaps: All Portfolios, except the Cash Reserves and Mid Cap Growth Portfolios, may enter into swap contracts ("Swaps"). A swap is a Derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolios may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Portfolios may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio. To the extent that these swaps, caps, floors, and collars are entered into for hedging purposes, the Adviser believes such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. All of the Portfolios, except the Cash Reserves Portfolio, may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with Counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each Counterparty and various credit enhancement techniques (for example, collateralization of amounts due from Counterparties) to limit exposure to Counterparties with ratings below AA.

Risks: Interest rate and total rate of return Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return Swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolios would be less favorable than it would have been if this investment technique were not used.

U.S. Governments: The term "U.S. Government securities" ("U.S. Governments") refers to a variety of Fixed Income Securities issued or guaranteed by the U.S. Government and various instrumentalities which have been established or sponsored by the U.S. Government, on which the payment of principal and interest is backed by the full faith and credit of the U.S. Government. For example, U.S. Treasury securities are backed by the "full faith and credit" of the U.S.

Warrants: Warrants are Equity Securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When, as and if issued securities: The Portfolios may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio, except the U.S. Core Fixed Income Portfolio, may invest in Eurobond and Yankee obligations, which are Fixed Income Securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers. The Cash Reserves Portfolio will perform the same credit analysis on Eurobond and Yankee obligations that it purchases as it does on domestic issues, and will seek to invest in obligations of issuers that have at least the same financial strength as the domestic issuers whose securities it purchases.

Zero Coupons: Zero coupon bonds are Fixed Income Securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. Zero Coupon Treasury Bonds are sold under a variety of different names, such as:
Certificate of Accrual on Treasury Securities ("CATS"), Treasury Receipts ("TRS"), Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Treasury Investment Growth Receipts ("TIGERS").

                             INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio of the Fund is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1)   invest in physical commodities or contracts on physical commodities;

(2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3) make loans except: (i) by purchasing debt securities in accordance with its investment objectives and policies, or entering into repurchase agreements, subject to the limitations described in non-fundamental limitation (7), below,
(ii) by lending its portfolio securities, and (iii) by lending Portfolio assets to other Portfolios of the Fund, so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations, or interpretations or orders of the SEC thereunder;


(4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer (this restriction is not applicable to the International Fixed Income, Advisory Foreign Fixed Income or the Advisory Foreign Fixed Income II Portfolios);

(5) with respect to 75% of its assets, purchase securities of any issuer if, as a result, more than 5% of the Portfolio's total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (this restriction does not apply to the International Fixed Income, Advisory Foreign Fixed Income or Advisory Foreign Fixed Income II Portfolios);


(6) borrow money, except (i) as a temporary measure for extraordinary or emergency purposes, and (ii) in connection with reverse repurchase agreements, provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (exclusive of borrowings);

(7) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act") in connection with the disposition of restricted securities); and

(8) acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
(ii) the Cash Reserves Portfolio may invest without limitation in certificates of deposit or bankers' acceptances of domestic banks; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset-backed securities will be classified according to the underlying assets securing such securities; and (vi) the Advisory Mortgage Portfolio will concentrate in mortgage-backed securities.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)   in the case of any equity or balanced Portfolio

      (a) enter into futures contracts to the extent that each Portfolio's outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 50% of each Portfolio's total assets, and will maintain assets sufficient to meet its obligations under such contracts in a segregated account with the custodian bank or will otherwise comply with the SEC's position on asset coverage; or

      (b)   write put or call options except to the extent described above in
            (a);

(2) in the case of any fixed income Portfolio, enter into futures contracts or options on futures contracts for purposes other than bona fide hedging if more than 5% of the Portfolio's total assets at the time of the transaction would be required as margin and option premiums to secure the Portfolio's obligations under such contracts;

(3) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(4) sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(5) borrow money other than from banks or other Portfolios of the Fund, provided that a Portfolio may borrow from banks or other Portfolios of the Fund so long as such borrowing is not inconsistent with the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; or purchase additional securities when borrowings exceed 5% of total (gross) assets;

(6) pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(8) invest for the purpose of exercising control over management of any company; and

(9) invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

                               PURCHASE OF SHARES

The Portfolios requested should be designated on the Account Registration Form. Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders, and (iii) to reduce or waive the minimum for initial and subsequent investments. The officers of the Fund may from time to time waive the minimum initial and subsequent investment requirements in connection with investments in the Fund by certain investors, including but not limited to (a) employees of the Adviser and its affiliates, and (b) other investors with whom the Adviser wishes to develop a relationship or whose investments are expected, over a reasonable period of time, to exceed the minimum initial investment requirement.

The Cash Reserves Portfolio declares dividends daily and, therefore, at the time of a purchase must have funds immediately available for investment. As a result, you must pay for shares of the Cash Reserves Portfolio with Federal Funds (monies credited to the Portfolio's Custodian by a Federal Reserve Bank). Payment for shares of the other Portfolios need not be converted into Federal Funds before acceptance by the Fund.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Institutional Class Shares.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

                              REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

No charge is made by a Portfolio for redemptions. Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                        TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

                              SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to the Shareholder Services Group at the address noted above. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                               VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. NAV for Investment Class Shares, Institutional Class Shares and Adviser Class Shares may differ due to class-specific expenses paid by each class, and the shareholder servicing fees charged to Investment Class Shares and distribution fees charged to Adviser Class Shares.

Equity securities listed on a U.S. securities exchange or Nasdaq for which market quotations are available are valued at the last quoted sale price on the day of valuation. Price information on listed equity securities is taken from the exchange where the security is primarily traded. Equity securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of NAV, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the bid price of the foreign currencies against U.S. dollars. Unlisted equity securities and listed U.S. equity securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. NAV includes interest on bonds and other fixed income securities which are accrued daily. Bonds and other fixed income securities which are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market.

However, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Bonds and other fixed income securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board determines that amortized cost reflects fair value. In the event that amortized cost does not approximate market, market prices as determined above will be used.

Cash Reserves Portfolio: For the purpose of calculating the Cash Reserves Portfolio's NAV, securities are valued by the amortized cost method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price the Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share NAV at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the Portfolio must maintain a dollar-weighted average Portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Trustees to present minimal credit risks and which are of eligible quality as determined under the rule.

The Board has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Trustees deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such a review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board.

In the event of a deviation of over 1/2 of 1% between a Portfolio's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Trustees will promptly consider what action, if any, should be taken. The Board will also take any action they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. This action may include redeeming shares in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten average maturity, withholding dividends, paying distributions from capital gains or losses, or utilizing a NAV not equal to $1.00 based upon available market quotations.

                             MANAGEMENT OF THE FUND

Trustees' Responsibilities

The Trustees supervise the Trust's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Trust.


Officers and Trustees

The Fund's officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its officers. Trustees and officers of the Fund are also directors and officers of some or all of the funds in the Fund Complex (defined below) or other investment companies managed, administered, advised or distributed by the Adviser or its affiliates.

Two Trustees ("Interested Trustees") and all of the officers of the Fund are directors, officers or employees of the Fund's Adviser, distributor or administrator. The other Trustees have no affiliation with the Fund's Adviser, distributor or administrator and are not "Interested Persons" as defined under
Section 2(a)(19) of the 1940 Act (the "Independent Trustees").

INDEPENDENT TRUSTEES:

The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee, are shown below.

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
John D. Barrett II (67)       Trustee      Trustee       Chairman, Director,   90         Director of
Barrett Associates, Inc.                   since May     and Chief Executive              the Ashforth
565 Fifth Avenue                           1995*         Officer of Barrett               Company (real
New York, NY  10017                                      Associates, Inc.                 estate).
                                                         (investment advisory
                                                         firm); Chairman, and
                                                         Director Emeritas of
                                                         the Barrett Growth
                                                         Fund; Limited
                                                         Partner, Long Meadow
                                                         Holdings, LP.;
                                                         Limited Partner,
                                                         Barrett Capital
                                                         Growth Partners, LP.
----------------------------------------------------------------------------------------------------------

_______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity (61)        Trustee      Trustee       Professor of          90         Director of
Wharton School                             since         Management, and                  Sunoco (oil
University of Pennsylvania                 October 2001  formerly Dean,                   refining),
Philadelphia, PA  19104-6370                             Wharton School of                Fannie Mae
                                                         Business, University             (mortgage
                                                         of Pennsylvania;                 finance), CVS
                                                         formerly Director of             Corporation
                                                         IKON Office                      (retail
                                                         Solutions, Inc.                  pharmacy),
                                                         (office equipment),              Knight-Ridder,
                                                         Fiserv (financial                Inc. and
                                                         services), Digital               Internet
                                                         Equipment                        Capital Group
                                                         Corporation                      (newspapers).
                                                         (computer
                                                         equipment), ICG
                                                         Commerce, Inc.
                                                         (internet commerce),
                                                         Investor Force
                                                         Holdings, Inc.
                                                         (institutional
                                                         investment
                                                         information
                                                         services) and Union
                                                         Carbide Corporation
                                                         (chemicals).
----------------------------------------------------------------------------------------------------------
Gerard E. Jones (66)          Trustee      Trustee       Of Counsel, Shipman   92         Director of
Shipman & Goodwin LLP                      since         & Goodwin LLP (law               Tractor Supply
43 Arch Street                             September     firm).                           Company,
Greenwich, CT  06830                       1988                                           Tiffany
                                                                                          Foundation and
                                                                                          Fairfield
                                                                                          County
                                                                                          Foundation.
----------------------------------------------------------------------------------------------------------

_________________
*     Each Trustee serves an indefinite term, until his or her successor is elected.
**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
Joseph J. Kearns (60)         Trustee      Trustee       Investment            90         Director of
6287 Via Escondido                         since         consultant; formerly             Electro Rent
Malibu, CA  90265                          October 2001  CFO of the J. Paul               Corporation
                                                         Getty Trust.                     (equipment
                                                                                          leasing) and
                                                                                          The Ford
                                                                                          Family
                                                                                          Foundation.
----------------------------------------------------------------------------------------------------------

Vincent R. McLean (71)        Trustee      Trustee       Formerly Executive    90         Director of
702 Shackamaxon Dr.                        since         Vice President,                  Legal and
Westfield, NJ  07090                       October 2001  Chief Financial                  General
                                                         Officer, Director                America Inc.
                                                         and Member of the                (insurance),
                                                         Executive Committee              Banner Life
                                                         of Sperry                        Insurance Co.
                                                         Corporation (now                 and William
                                                         part of Unisys                   Penn Life
                                                         Corporation).                    Insurance
                                                                                          Company of New
                                                                                          York.
----------------------------------------------------------------------------------------------------------

C. Oscar Morong, Jr. (67)     Trustee      Trustee       Managing Director of  90         None
1385 Outlook Drive West                    since         Morong Capital
Mountainside, NJ  07092                    October 2001  Management; formerly
                                                         Senior Vice
                                                         President and
                                                         Investment Manager
                                                         for CREF, TIAA-CREF
                                                         Investment
                                                         Management, Inc.;
                                                         formerly Director of
                                                         the Indonesia Fund,
                                                         the Landmark Funds
                                                         and the Ministers
                                                         and Missionaries
                                                         Benefit Board of
                                                         American Baptist
                                                         Churches.
----------------------------------------------------------------------------------------------------------

_______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

----------------------------------------------------------------------------------------------------------
                                                                               Number of
                                                                               Portfolios
                                                                               in Fund
                                           Term of                             Complex
                              Position(s)  Office and    Principal             Overseen   Other
Name, Age and Address of      Held with    Length of     Occupation(s)         by         Directorships
Independent Trustee           Registrant   Time Served*  During Past 5 Years   Trustee**  Held by Trustee
----------------------------------------------------------------------------------------------------------
William G. Morton, Jr. (65)   Trustee      Trustee       Formerly Chief        90         Director of
100 Franklin Street                        since         Executive Officer of             Radio Shack
Boston, MA  02110                          February 2000 Boston Stock                     Corporation
                                                         Exchange, Formerly               (electronics),
                                                         Chairman and Chief               Director of
                                                         Executive Officer of             the Griswold
                                                         Boston Stock                     Company
                                                         Exchange.                        (securities
                                                                                          brokerage).
----------------------------------------------------------------------------------------------------------

Michael E. Nugent (66)        Trustee      Trustee       General Partner of    213        Director of
c/o Triumph Capital, L.P.                  since July    Triumph Capital,                 various
237 Park Avenue                            2001          L.P., (a private                 business
New York, NY  10017                                      investment                       organizations.
                                                         partnership);
                                                         formerly Vice
                                                         President, Bankers
                                                         Trust Company and BT
                                                         Capital Corporation;
                                                         Director or Trustee of
                                                         the Morgan Stanley
                                                         Funds and TCW/DW
                                                         Term Trust.
----------------------------------------------------------------------------------------------------------

Fergus Reid (69)              Trustee      Trustee since Chairman and Chief    92         Trustee and
85 Charles Colman Blvd.                    May 1995      Executive Officer of             Director of
Pawling, NY  12564                                       Lumelite Plastics                approximately
                                                         Corporation.                     30 investment
                                                                                          companies in
                                                                                          the JPMorgan
                                                                                          Funds complex
                                                                                          managed by JP
                                                                                          Morgan
                                                                                          Investment
                                                                                          Management Inc.
----------------------------------------------------------------------------------------------------------

___________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

INTERESTED TRUSTEES:

The Interested Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of funds in the Fund Complex overseen by each Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

------------------------------------------------------------------------------------------------------------

                                                                                 Number of
                                                                                 Portfolios
                                                                                 in           Other
                           Position(s)  Term of Office                           Fund Complex Directorships
Name, Age and Address of   Held with    and Length of   Principal Occupation(s)  Overseen by  Held by
Independent Trustee        Registrant   Time Served*    During Past 5 Years      Trustee**    Trustee
------------------------------------------------------------------------------------------------------------
Ronald E. Robison (64)     President    President       Chief Global Operations  93           None
1221 Avenue of the         and Trustee  (since March    Officer and Managing
Americas                                2001) Trustee   Director of Morgan
New York, NY  10020                     since October   Stanley Investment
                                        2001            Management Inc;
                                                        Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Managing
                                                        Director, Chief
                                                        Administrative Officer
                                                        and Director (since
                                                        February 1999) of
                                                        Morgan Stanley
                                                        Investment Advisors Inc.
                                                        and Morgan Stanley
                                                        Services Inc. and Chief
                                                        Executive Officer and
                                                        Director of Morgan
                                                        Stanley Trust; formerly,
                                                        Managing Director and
                                                        Chief Operating Officer
                                                        of TCW Investment
                                                        Management Company; and
                                                        Managing Director of
                                                        The Trust Company of
                                                        the West.
------------------------------------------------------------------------------------------------------------

Barton M. Biggs (69)       Chairman of  Trustee since   Chairman, Director and   93           None
1221 Avenue of the         the Board    May 1995        Managing Director of
Americas                   of Trustees                  Morgan Stanley
New York, NY  10020        and Trustee                  Investment Management
                                                        Inc. and Chairman and
                                                        Director of Morgan
                                                        Stanley Investment
                                                        Management Limited;
                                                        Managing Director of
                                                        Morgan Stanley & Co.
                                                        Incorporated; Member of
                                                        the Yale Development
                                                        Board.
------------------------------------------------------------------------------------------------------------

______________
* Each Trustee serves an indefinite term, until his or her successor is elected.

**    The Fund Complex includes all funds advised by Morgan Stanley Investment
Management Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

OFFICERS:

----------------------------------------------------------------------------------------------------------

                                 Position(s)
Name, Age and Address of         Held with                                Principal Occupation(s) During
Executive Officer                Registrant        Length of Time Served  Past 5 Years
----------------------------------------------------------------------------------------------------------
James Garrett (34)               Treasurer         Treasurer since        Executive Director of Morgan
Morgan Stanley                                     February 2002          Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management;  Treasurer of
New York, NY  10020                                                       various U.S. registered
                                                                          investment companies managed
                                                                          by Morgan Stanley Investment
                                                                          Management Inc.; Previously
                                                                          with Price Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).
----------------------------------------------------------------------------------------------------------

Stefanie V. Chang (36)           Vice President    Vice President since   Executive Director of Morgan
Morgan Stanley                                     1997                   Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management Inc; and Vice
New York, NY  10020                                                       President of various funds in
                                                                          the Fund Complex and Assistant
                                                                          Secretary of various funds in the
                                                                          Fund Complex; formerly,
                                                                          practiced law with the New
                                                                          York law firm of Rogers &
                                                                          Wells (now Clifford Chance
                                                                          Rogers & Wells).
----------------------------------------------------------------------------------------------------------

Mary E. Mullin (35)              Secretary         Secretary since 1999   Vice President of Morgan
Morgan Stanley                                                            Stanley & Co. Incorporated and
Investment Management Inc.                                                Morgan Stanley Investment
1221 Avenue of the Americas                                               Management Inc; Secretary of
New York, NY  10020                                                       various funds in the Fund
                                                                          Complex; formerly, practiced
                                                                          law with the New York law firms
                                                                          of McDermott, Will & Emery and
                                                                          Skadden, Arps, Slate, Meagher
                                                                          & Flom LLP.
----------------------------------------------------------------------------------------------------------

Belinda A. Brady (35)            Assistant         Assistant Treasurer    Fund Administration Senior
J.P. Morgan Investor Services    Treasurer         since 2001             Manager, J.P. Morgan Investor
Co.                                                                       Services Co. (formerly Chase
73 Tremont Street                                                         Global Funds Services
Boston, MA  02108-3913                                                    Company); and Assistant
                                                                          Treasurer of various funds in
                                                                          the Fund Complex; formerly,
                                                                          Senior Auditor at Price
                                                                          Waterhouse LLP (now
                                                                          PricewaterhouseCoopers LLP).
----------------------------------------------------------------------------------------------------------

Lorraine Truten (40)             Vice President    Vice President since   Executive Director of Morgan
One Tower Bridge                                   2001                   Stanley Investment Management
100 Front Street, Suite 1100                                              Inc.; President, Morgan
West Conshohocken, PA                                                     Stanley Distribution Inc.;
19428-2881                                                                formerly President of Morgan
                                                                          Stanley Institutional Fund
                                                                          Trust; Vice President of
                                                                          various funds in the Fund
                                                                          Complex.
----------------------------------------------------------------------------------------------------------

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.

-----------------------------------------------------------------------------------------------------------
                                                       Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity        Registered Investment Companies Overseen by
                           Securities in the Fund (As   Trustee in Family of Investment Companies (As of
     Name of Trustee         of December 31, 2002)*                   December 31, 2002)**
-----------------------------------------------------------------------------------------------------------
John D. Barrett II                     $0                                 Over $100,000
-----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity                      $0                               $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Gerard E. Jones                        $0                                      $0
-----------------------------------------------------------------------------------------------------------
Joseph J. Kearns                $10,001 - $50,000                       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Vincent R. McLean                 $1 - $10,000                            $1 - $10,000
-----------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr.            $10,001 - $50,000                       $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
William G. Morton, Jr.                 $0                              $50,001 - $100,000
-----------------------------------------------------------------------------------------------------------
Michael E. Nugent                      $0                                $10,000-$50,000
-----------------------------------------------------------------------------------------------------------
Fergus Reid                            $0                                 Over $100,000
-----------------------------------------------------------------------------------------------------------
Ronald E. Robison                      $0                                      $0
-----------------------------------------------------------------------------------------------------------
Barton M. Biggs                   Over $100,000                           Over $100,000
-----------------------------------------------------------------------------------------------------------

_______________

* The following ranges should be used: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

**    Family of Investment Companies includes all funds advised by Morgan
Stanley Investment Management Inc. (including but not limited to Morgan Stanley Institutional Fund, Inc., Morgan Stanley Strategic Adviser Fund, Inc., the Universal Institutional Funds, Inc. and various close-end funds advised by Morgan Stanley Investment Management, Inc.)

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

As of January 15, 2003, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio the Fund.

Committees

The Board of Trustees of the Fund has an Audit Committee, a Valuation Committee and a Nominating and Compensation Committee. The Audit Committee is composed entirely of Trustees who are not "interested persons" ("Interested Trustees") as defined under the Investment Company Act of 1940, as amended, of the Fund ("Independent Trustees"). Currently, the Audit Committee is composed of Messrs. Jones, Barrett, Kearns, McLean and Morong. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accounts and reviews with the independent accounts the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations.

The Valuation Committee of the Board meets from time to time as necessary to value any securities or currency held by the Fund for which market quotations are not available through the Fund's usual pricing procedures or when adjustments to the price become necessary due to events that occur subsequent to the close of trading on a foreign market. The Valuation Committee may consist of one or more Independent Trustees.

The Nominating and Compensation Committee of the Board currently consists of Messrs. Gerrity, Morton, Nugent and Reid and is responsible for evaluating and recommending nominees for election to the Board, such nominees being either interested persons or non-interested persons of the Fund. The committee will not consider nominees recommended by securities holders.

During the Fund's fiscal year ended September 30, 2002, there were three meetings of the Audit Committee, no meetings of the Valuation Committee, and one meeting of the Nominating and Compensation Committee.

Compensation of Trustees and Officers

The Fund, together with other funds in the Fund Complex advised by Morgan Stanley Investment Management or Morgan Stanley Investments LP for which a Trustee serves as director or trustee, pays each Independent Trustee an annual retainer fee of $75,000, as well as the following additional amounts to Trustees for performing certain services for all of the funds in the Fund Group; $5,000 annually for performing the duties of Chairman of the Audit Committee, $5,000 annually for performing the duties of Chairman of the Nominating and Compensation Committee, $2,500 for each in-person Board meeting attended, and $1,000 for each telephonic Board meeting attended. For the fiscal year ended September 30, 2002, the Fund paid approximately $38,000 in Trustees' fees and expenses. Trustees who are also officers or affiliated persons receive no remuneration from the Fund for their services as Trustees. The Fund's officers and employees are paid by Morgan Stanley Investment Management or its agents.

The Fund maintains an unfunded Deferred Compensation Plan which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to either of the following: (i) a rate equal to the prevailing rate for 90-day U.S. Treasury Bills, or (ii) a rate equal to the total return on one or more portfolios of the Fund or other funds in the Fund Complex selected by the Trustee. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The Fund intends that the Deferred Compensation Plan shall be maintained at all times on an unfunded basis for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The rights of an eligible Trustee and the beneficiaries to the amounts held under the Deferred Compensation Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and the Fund Complex for the fiscal year ended September 30, 2002.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------
Name of Person                        Aggregate Compensation from         Total Compensation from Fund and
                                               Fund /(4)/                 Fund Complex Payable to Trustees
----------------------------------------------------------------------------------------------------------
Barton M. Biggs*                               $   0                               $   0
----------------------------------------------------------------------------------------------------------
John D. Barrett II/6/                           52,612.00                           89,500.00
----------------------------------------------------------------------------------------------------------
Thomas P. Gerrity/1, 5/                         50,810.00                           86,462.00
----------------------------------------------------------------------------------------------------------
Gerard E. Jones/6/                              53,682.00                           93,500.00
----------------------------------------------------------------------------------------------------------
Joseph J. Kearns/1, 6/                          54,236.00                           92,462.00
----------------------------------------------------------------------------------------------------------
Vincent R. McLean/1, 6/                         51,379.00                           87,462.00
----------------------------------------------------------------------------------------------------------
C. Oscar Morong, Jr./1, 6/                      51,379.00                           87,462.00
----------------------------------------------------------------------------------------------------------
William G. Morton, Jr./2, 5/                    52,026.00                           88,500.00
----------------------------------------------------------------------------------------------------------
Michael Nugent/3, 5/                            52,612.00                           89,500.00
----------------------------------------------------------------------------------------------------------
Fergus Reid/4, 5/                               55,176.00                           94,500.00
----------------------------------------------------------------------------------------------------------
Ronald E. Robison/*1/                              0                                   0
----------------------------------------------------------------------------------------------------------

(*)    Trustees Biggs and Robison are deemed to be "interested persons" of the
Fund as that term is defined in the 1940 Act.

/(1)/ Messrs. Gerrity, Kearns, McLean, Morong and Robison were elected to the Board by shareholders of the Fund on October 11, 2001.
/(2)/  Mr. Morton was appointed to the Board on February 17, 2000.
/(3)/  Mr. Nugent was appointed to the Board on July 9, 2001.
/(4)/ Includes amounts deferred at the election of Trustees under the Deferred Compensation Plan.
/(5)/ Member of Nominating/Compensation Committee of the Board of Trustees of the Fund.
/(6)/  Member of the Audit Committee of the Board of Trustees of the Fund.


                               INVESTMENT ADVISER


The Investment Adviser to the Fund, Morgan Stanley Investments LP (formerly "Miller Andersen & Sherrerd, LP"), is wholly-owned by subsidiaries of Morgan Stanley ("Morgan Stanley"), and is an investment advisory affiliate of Morgan Stanley Investment Management Inc. ("MSIM"). The Adviser is located at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of December 31, 2002, the Adviser, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management with approximately $173.4 billion in institutional assets.


Morgan Stanley Investment Advisors Inc. ("MSIA") serves as Sub-Adviser to the Cash Reserves Portfolio. MSIA, located at 1221 Avenue of the Americas, New York, New York 10020, is a wholly-owned subsidiary of Morgan Stanley. Under an Investment Sub-Advisory Agreement with the Adviser, MSIA, subject to the control and supervision of the Fund, its officers and Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Cash Reserves Portfolio, makes day-to-day investment decisions for the Cash Reserves Portfolio and places the Portfolio's purchase and sales orders. The Adviser pays MSIA 40% of the fee the Adviser receives from the Cash Reserves

Portfolio as compensation for sub-advisory services. The Investment Sub-Advisory Agreement will continue in effect for an initial term of two years, and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

Under an Investment Advisory Agreement ("Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund (except for the Cash Reserves Portfolio). In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:


--------------------------------------------------------------------------------
Portfolio                                              Rate (%)

--------------------------------------------------------------------------------
Equity Portfolio                                       0.50
--------------------------------------------------------------------------------
Growth Portfolio                                       Unfunded
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                               0.50
--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                            0.75
--------------------------------------------------------------------------------
Small Cap Growth Portfolio                             1.00
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                          0.75
--------------------------------------------------------------------------------
Strategic Small Value Portfolio                        1.00
--------------------------------------------------------------------------------
Value Portfolio                                        0.50
--------------------------------------------------------------------------------
Value II Portfolio                                     Unfunded
--------------------------------------------------------------------------------
Cash Reserves Portfolio                                0.25
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                       0.375
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                       0.375
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
High Yield Portfolio                                   0.45
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                        0.375
--------------------------------------------------------------------------------
International Fixed Income Portfolio                   0.375
--------------------------------------------------------------------------------
Limited Duration Portfolio                             0.30
--------------------------------------------------------------------------------
Municipal Portfolio                                    0.375
--------------------------------------------------------------------------------
New York Municipal Portfolio                           Unfunded
--------------------------------------------------------------------------------
Targeted Duration Portfolio                            Unfunded
--------------------------------------------------------------------------------
Balanced Portfolio                                     0.45
--------------------------------------------------------------------------------
Balanced Plus Portfolio                                Unfunded
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                            0.65
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                0.375
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio             0.375
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                            0.375
--------------------------------------------------------------------------------

In cases where a shareholder of any of the Portfolios (other than the Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios) has an investment counseling relationship with the Adviser, the Adviser may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the Fund. This procedure will be utilized with clients having contractual relationships based on total assets managed by Morgan Stanley Investments LP to avoid situations where excess advisory fees might be paid to the Adviser. In no event will a client pay higher total advisory fees as a result of the client's investment in the Fund. In addition, the Adviser has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Institutional Class of the Cash Reserves, U.S. Core Fixed Income, Municipal, Multi-Asset-Class, Small Cap Growth, Strategic Small Value, Advisory Foreign Fixed Income, Advisory Foreign Fixed Income II and Advisory Mortgage Portfolios from exceeding 0.32%, 0.50%, 0.50%, 0.78%, 1.15%, 1.15%, 0.15%, 0.15% and 0.08% of their average daily net assets, respectively. The Adviser also has voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses actually deducted from Portfolio assets for the Investment Class of the Small Cap Growth, Cash Reserves and Multi-Asset-Class Portfolios from exceeding 1.30%, 0.47% and 0.93% of their average daily net assets, respectively, and for the Adviser Class of the Small Cap Growth, U.S. Core Fixed Income and Multi-Asset-Class Portfolios from exceeding 1.40%, 0.75% and 1.03% of their average daily net assets, respectively.

For the fiscal years ended September 30, 2000, 2001 and 2002 the Fund paid the following advisory fees:

------------------------------------------------------------------------------------------------------
                                                Advisory Fees Paid           Advisory Fees Waived
------------------------------------------------------------------------------------------------------
Portfolio                                     2000      2001      2002      2000      2001      2002
                                             (000)     (000)     (000)     (000)     (000)     (000)
------------------------------------------------------------------------------------------------------
Equity Portfolio                            $ 3,433   $ 2,736   $ 1,544    $    0    $    0    $    0
------------------------------------------------------------------------------------------------------
Growth Portfolio                                  *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                     11,237    12,210     7,457         0         0         0
------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                   8,821    11,145     9,611         0         0         0
------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    3,628     2,932     1,548         0         0        79
------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                 9,073     9,480     7,720         0         0         0
------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                   0         0         5         5        27        78
------------------------------------------------------------------------------------------------------
Value Portfolio                               5,261     7,763     7,395         0         0         0
------------------------------------------------------------------------------------------------------
Value II Portfolio                                *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                         246       239       264        66        68        98
------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                642       684       848        22         0        79
------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio             16,928    16,184    15,665         0         0         0
------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio       1,276     1,079     1,408         0         0         0
------------------------------------------------------------------------------------------------------
High Yield Portfolio                          4,536     4,145     2,712         0         0         0
------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                 217       285       385         0         0         0
------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio            435       351       304         0         0         0
------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                      485       572       888         0         0         0
------------------------------------------------------------------------------------------------------
Municipal Portfolio                             465       499       691        12        17        36
------------------------------------------------------------------------------------------------------
New York Municipal Portfolio                      *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                       *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Balanced Portfolio                            1,809     2,225     1,969         0         0         0
------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                           *         *         *         *         *         *
------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                   1,013       972       532        44        60       130
------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           0         0         0        47       574       614
------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                  0         0         0         2       132       177
Portfolio
------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       0         0         0    28,776    26,365    27,615
------------------------------------------------------------------------------------------------------


* Not in operation during the period.

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

Approval of the Advisory Agreements

In approving the investment advisory agreements, and the sub-advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Adviser and the sub-advisers, the performance, fees and expenses of each Portfolio compared to other similar investment companies, the Adviser's and the sub-advisers' expenses in providing the services, the profitability of the Adviser and the sub-advisers and their affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with each Portfolio. The Independent Trustees reviewed reports from third parties and management about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Adviser and the sub-advisers and the financial strength of the Adviser and the sub-advisers and their affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by legal counsel to the Fund as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment that approval of the investment advisory agreement (and the sub-advisory agreement respecting the Cash Reserves Portfolio) were in the best interests of each Portfolio and its shareholders.


                              PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at One Tower Bridge, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

Shareholder Service Agreement. The Fund has entered into a Shareholder Service Agreement with the Distributor whereby the Distributor will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Portfolios described in the Investment Class prospectus. Each Portfolio will pay to the Distributor a fee at the annual rate of 0.15% of the average daily net assets of such Portfolio attributable to the shares serviced by the service provider, which fee will be computed daily and paid monthly. During the fiscal year ended September 30, 2002, the Balanced, Cash Reserves, Core Plus Fixed Income, High Yield, Intermediate Duration, U.S. Mid Cap Core, Multi-Asset-Class, and Value Portfolios paid $9,000, $7,000, $116,000, $13,000, $70,000, $70,000, $6,000, and $36,000, respectively, to compensate the Distributor under this Shareholder Service Agreement.


                             DISTRIBUTION OF SHARES


The Fund's Distribution Plan provides that the Adviser Class Shares will pay the Distributor an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Adviser Class Shares, which the Distributor can use to compensate broker/dealers and service providers which provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares.

The Fund has adopted the Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Fund and the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Adviser Class Shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Fund and of the Trustees who are not "interested persons" of the Fund. For the fiscal year ended September 30, 2002, the Balanced, Core Plus Fixed Income, Equity, High Yield, Investment Grade Fixed Income, Mid Cap Growth, U.S. Mid Cap Core, Small Cap Growth, U.S. Small Cap Core, U. S. Core Fixed Income, and Value Portfolios paid $153,000, $456,000, $2,000, $246,000, $1,000,
$1,541,000, $350,000, $6,000, $174,000, $15,000, and $2,116,000, respectively, in distribution fees pursuant to the Distribution Plan. Other than $188,193 of fees retained by the Distributor, fees paid to the Distributor during the fiscal year were used to reimburse third-parties for distribution-related services performed on behalf of the Fund.


                               FUND ADMINISTRATION

Morgan Stanley Investments LP also serves as Administrator to the Fund pursuant to an Administration Agreement dated as of November 18, 1993. Under its Administration Agreement with the Fund, Morgan Stanley Investments LP receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements. J.P. Morgan Investor Services Company, serves as transfer agent and provides fund accounting and other services pursuant to a sub-administration agreement.


For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund paid the following administrative fees (no administrative fees were waived):


------------------------------------------------------------------------------------------------------------
                                                                          Administrative Fees Paid
----------------------------------------------------------------------------------------------------------
Portfolio                                                             2000          2001         2002
                                                                     (000)         (000)        (000)
----------------------------------------------------------------------------------------------------------
Equity Portfolio                                                        $   549     $    438      $   289
----------------------------------------------------------------------------------------------------------
Growth Portfolio                                                              *            *            *
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                                  1,795        1,954        1,249
----------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                                 941        1,188        1,156
----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                                                  290          235          151
----------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                               968        1,010          937
----------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                                               1            2            7
----------------------------------------------------------------------------------------------------------
Value Portfolio                                                             842        1,242        1,318
----------------------------------------------------------------------------------------------------------
Value II Portfolio                                                            *            *            *
----------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                                                     100           99          121
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                            142          146          212
----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                          3,611        3,453        3,660
----------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                                     272          230          323
----------------------------------------------------------------------------------------------------------
High Yield Portfolio                                                        806          737          504
----------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                                              46           61           87
----------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                                         93           75           69
----------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                                                  129          153          240
----------------------------------------------------------------------------------------------------------
Municipal Portfolio                                                         102          110          155
----------------------------------------------------------------------------------------------------------
NY Municipal Portfolio                                                        *            *            *
----------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio                                                   *            *            *
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                                                          321          396          370
----------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio                                                       *            *            *
----------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                                 130          129           85
----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                                      10          122          137
----------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                                    1           28           39
----------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                               6,139        5,625        6,399
----------------------------------------------------------------------------------------------------------


*      Not in operation during the period.

                             OTHER SERVICE PROVIDERS

Custodian. J.P. Morgan Chase & Co., located at 3 Chase MetroTech Center, Brooklyn, NY 11245 serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. J.P. Morgan Investor Services Company, 73 Tremont Street, Boston, MA 02108-3913, serves as the Funds' Transfer Agent and Dividend Disbursing Agent.

Independent Auditors. Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, serves as independent accountants for the Fund and audits the annual financial statements of each Portfolio.


Fund Counsel. Mayer, Brown, Rowe & Maw, located at 1675 Broadway, New York, NY 10019, acts as the Fund's legal counsel.


                                   LITIGATION

The Fund is not involved in any litigation.

                             BROKERAGE TRANSACTIONS

Portfolio Transactions

The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through intermediary brokers or dealers. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As an indirect subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under its investment advisory agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Commissions Paid


For the fiscal years ended September 30, 2000, 2001, and 2002 the Fund paid brokerage commissions of approximately $45,305,271, $44,245,683 and $28,092,637 respectively. For the fiscal years ended September 30, 2000, 2001, and 2002, the Fund paid in the aggregate, $591,402, $99,489 and $301,000 respectively, as brokerage commissions to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), an affiliated broker-dealer, which represented 1.31%, 0.22% and 1.07% of the total amount of brokerage commissions paid in each respective period. For the fiscal years ended September 30, 2000, 2001, and 2002, the Fund did not pay any brokerage commissions to Morgan Stanley DW Inc. ("DW"), an affiliated broker-dealer.

For the fiscal year ended September 30, 2002, the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers as follows:

--------------------------------------------------------------------------------
                      Fiscal Year Ended September 30, 2002
--------------------------------------------------------------------------------
                                               Percent of Total
Portfolio                   Total              Commissions to
                             ($)               Morgan Stanley & Co
--------------------------------------------------------------------------------
Equity                           1,052,735                                6.65%
--------------------------------------------------------------------------------
Growth                                   *                                    *
--------------------------------------------------------------------------------
Mid Cap Growth                   9,409,699                                0.90%
--------------------------------------------------------------------------------
U.S. Mid Cap Core                6,837,935                                0.54%
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                            Fiscal Year Ended September 30, 2002
--------------------------------------------------------------------------------
                                                           Percent of Total
Portfolio                         Total                      Commissions to
                                   ($)                    Morgan Stanley & Co
--------------------------------------------------------------------------------
Small Cap Growth                         1,273,592                         0.86%
-------------------------------------------------------------------------- -----
U.S. Small Cap Core                      4,480,554                         0.40%
--------------------------------------------------------------------------------
Strategic Small Value                       76,657                         0.00%
--------------------------------------------------------------------------------
Value                                    2,048,064                         3.91%
--------------------------------------------------------------------------------
Value II                                         *                             *
--------------------------------------------------------------------------------
Cash Reserves                                  N/A                           N/A
--------------------------------------------------------------------------------
U.S. Core Fixed Income                      34,540                         0.00%
--------------------------------------------------------------------------------
Core Plus Fixed Income                     563,138                         0.00%
--------------------------------------------------------------------------------
Investment Grade Fixed Income               58,384                         0.00%
--------------------------------------------------------------------------------
High Yield                                  26,216                         0.00%
--------------------------------------------------------------------------------
Intermediate Duration                       28,334                         0.00%
--------------------------------------------------------------------------------
International Fixed Income                   2,553                         0.00%
--------------------------------------------------------------------------------
Limited Duration                            59,779                         0.00%
--------------------------------------------------------------------------------
Municipal                                   58,039                         0.00%
--------------------------------------------------------------------------------
NY Municipal                                     *                             *
--------------------------------------------------------------------------------
Targeted Duration                                *                             *
--------------------------------------------------------------------------------
Balanced                                   983,822                         0.00%
--------------------------------------------------------------------------------
Balanced Plus                                    *                             *
--------------------------------------------------------------------------------
Multi-Asset-Class                          218,188                         0.00%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income                    0                         0.00%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II                 0                         0.00%
--------------------------------------------------------------------------------
Advisory Mortgage                          880,408                         0.00%
--------------------------------------------------------------------------------

N/A -- Not Applicable
*Not operational during period

                               GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993. The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February, 1984.

Description of Shares and Voting Rights


The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently the Fund consists of twenty-six Portfolios (five of which are not operational).


The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a distribution plan or service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution, except for the Cash Reserves Portfolio. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

Unless the shareholder elects otherwise in writing, all dividends and distributions are automatically received in additional shares of that Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gain distributions in cash) has been elected. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios except the Cash Reserves Portfolio, undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Special Considerations for the Cash Reserves Portfolio: Net investment income is computed and dividends declared as of 12:00 noon (Eastern Time), on each day. Such dividends are payable to Cash Reserves Portfolio shareholders of record as of 12:00 noon (Eastern Time) on that day, if the Portfolio is open for business. Shareholders who redeem prior to 12:00 noon (Eastern Time) are not entitled to dividends for that day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 12:00 noon (Eastern Time) on the preceding business day on which the Portfolio was open for business. Net realized short-term capital gains, if any, of the Cash Reserves Portfolio will be distributed whenever the Trustees determine that such distributions would be in the best interest of shareholders, but at least once a year. The Portfolio does not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

                               TAX CONSIDERATIONS


Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions.

Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRS or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.


Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record in such month.


Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on
Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding currently at a rate of 30% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

Although income received on direct U.S. Government obligations is taxable at the Federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than twelve months and short-term if for twelve months or less. Generally, for non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in that Portfolio's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the Internal Revenue Service to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them;
(iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rate share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 30-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 30-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisers for the state and local income tax consequences of distributions from the Portfolios.

Special Tax Considerations for the Municipal and NY Municipal Portfolios: Each of the Municipal and NY Municipal Portfolios intends that at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's total assets will consist of obligations the interest on which is excludable from gross income (i.e., municipal bonds and notes), so that it may pay "exempt-interest" dividends to shareholders. Exempt-interest dividends, which are defined in the Code, are excluded from a shareholder's gross income for federal income tax purposes, but may nevertheless be subject to the alternative minimum tax (imposed at a rate of 26%-28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers). A shareholder may, however, lose the federal tax-exempt status of the accrued income of the Portfolio if the shareholder redeems its shares before a dividend has been declared. Exempt-interest dividends received by shareholders from these Portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

These Portfolios may invest in private activity municipal securities, the interest on which is subject to the federal alternative minimum tax for corporations and individuals. These Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use in a trade or business or facility financed from the proceeds of industrial development bonds or private activity bonds. Such persons should consult their tax advisors before purchasing shares.

Any distributions paid to shareholders of either Portfolio that are derived from taxable interest or capital gains will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of these Portfolios is not deductible for federal income tax purposes to the extent that it relates to exempt-interest dividends distributed to the shareholder during the taxable year.

                         PRINCIPAL HOLDERS OF SECURITIES


As of January 15, 2003, the following represents persons or entities that owned, directly or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares:

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      KAISER PERMANENTE                   56,064.268                 29.6%
INCOME II                   RETIREMENT PLANS
                            DEFINED BENEFIT
                            ATTN VIVIAN HEATH
                            1 KAISER PLAZA OLDSWAY BLDG
                            OAKLAND CA 94612-3610

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      HERSHEY TRUST COMPANY ATTN          18,985.658                 10.0%
INCOME II                   JANE BITTERMAN
                            MILTON HERSHEY SCHOOL -
                            PRINCIPAL
                            PO BOX 445
                            100 MANSION RD EAST
                            HERSHEY PA 17033-0445

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      THE JOHNS HOPKINS UNIVERSITY        17,872.740                 9.5%
INCOME II                   303 GARLAND HALL
                            3400 NORTH CHARLES ST
                            BALTIMORE MD 21218

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      MR STEVE GALLAS                     15,665.211                 8.3%
INCOME II                   NISOURCE INC MASTER
                            RETIREMENT TRUST
                            801 E 86TH AVE
                            MERRILLVILLE IN 46410

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      SUNOCO INC RETIREMENT PLAN          11,193.563                 5.9%
INCOME II                   TRUST
                            TEN PENN CENTER
                            TRUST INVESTMENTS
                            ATTN MARLENE P FORRETER
                            1801 MARKET ST
                            PHILADELPHIA PA 19103-2924

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            MONSANTO COMPANY                     9,653.503                  5.1%
FIXED INCOME II             DEFINED CONTRIBUTION
                            OWNERSHIP TRUST
                            ATTN GARY STENTZ
                            800 N LINDBERGH BLVD E
                            BLDG
                            ST LOUIS MO 63167

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN FIXED      CHASE MANHATTAN BANK                 9,596.325                 5.1%
INCOME II                   AS CUSTODIAN FBO
                            SMITHSONIAN INSTITUTION
                            ATTN HAZEL DRINKARD
                            4 NEW YORK PLZ 4/TH/ FLR
                            NEW YORK NY 10004

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            BOST & CO A/C LCRF0391002          342,697.366                13.2%
FIXED INCOME II             MUTUAL FUND
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            NORTHERN TRUST                     283,260.960                10.9%
FIXED INCOME II             COMPANY TRUSTEE FBO
                            FORD MOTOR COMPANY
                            A/C 22-01854
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            MINNESOTA STATE BOARD              205,489.519                 7.9%
FIXED INCOME II             OF INVESTMENTS
                            MGR FIXED INCOME
                            INVESTMENTS
                            ATTN JASON MATZ
                            SUITE 105 MEA BLDG
                            55 SHERBURNE AVE
                            ST PAUL MN 55155

---------------------------------------------------------------------------------------------------
ADVISORY FOREIGN            STATE STREET BANK AS               204,605.453                 7.9%
FIXED INCOME II             TTEE
                            MAS FIXED INCOME
                            ACCOUNT
                            FBO PACIFIC GAS &
                            ELECTRIC
                            ATTN ARTHUR BARNES
                            1776 HERITAGE DR
                            NORTH QUINCY MA 02171

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            THE BOSTON CO                     55,401,076.967               7.7%
                             FBO LACERA A/C LCRF0391002
                             ATTN MUTUAL FUND OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            NORTHERN TRUST COMPANY            50,331,849.393                7.0%
                             TRUSTEE FBO
                             FORD MOTOR COMPANY A/C
                             22-01854
                             PO BOX 92956
                             CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
ADVISORY MORTGAGE            PACIFIC GAS & ELECTRIC            41,307,766.907                5.7%
                             COMPANY
                             PO BOX 770000
                             ATTN CAROLYN MARGIOTTI
                             MAIL CODE B24K
                             SAN FRANCISCO CA 94177

---------------------------------------------------------------------------------------------------
BALANCED                     SOUTHWEST AIRLINES CO 401K         9,157,796.096               34.7%
                             PLAN C/O
                             STATE STREET BANK ATTN
                             KAREN ALBRIGHT
                             105 ROSEMONT RD
                             WESTWOOD MA 02090-2318

---------------------------------------------------------------------------------------------------
BALANCED                     NORTHERN TRUST CO AS TTEE          7,741,486.465               29.3%
                             MASTER TRUST A/C 22-45889
                             FBO ALLIANZ DEFINED CONT
                             PLAN
                             PO BOX 92956
                             CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
BALANCED                     SOUTHWEST AIRLINE CO PROFIT        2,991,734.800               11.3%
                             SHARING C/O
                             STATE STREET BANK ATTN
                             KAREN ALBRIGHT
                             105 ROSEMONT RD
                             WESTWOOD MA 02090

---------------------------------------------------------------------------------------------------
BALANCED                     MITRA & CO                           566,055.546               99.2%
                             ATTN EXP FUNDS
                             1000 N WATER STREET
                             MILWAUKEE WI 53202-6648

-------------------------------------------------------------------------------- ------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                    NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
CASH RESERVES                MAC & CO A/C MSWF1000302          40,975,182.240               35.1%
                             MUTUAL FUNDS OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
CASH RESERVES                SHARON HOSPITAL PENSION FUND      21,191,943.210               18.1%
                             50 HOSPITAL HILL ROAD
                             ATTN  DANIEL G  DOMBAL
                             VP  FISCAL SERVICES
                             SHARON CT 06069

---------------------------------------------------------------------------------------------------
CASH RESERVES                DEUTSCHE BANK TRUST COMPANY       13,938,581.170               11.9%
                             AMERICAS
                             FBO CNMC MILLER ANDERSON &
                             SHERRERD
                             PO BOX 9014 CHURCH STREET
                             STATION
                             NEW YORK NY 10008

---------------------------------------------------------------------------------------------------
CASH RESERVES                ELLEN KURTZMAN                    5,850,558.800                5.0%
                             1243 BOBARN DR
                             PENN VALLEY PA 19072

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME       MAC & CO A/C MSWF1000302          46,468,460.388               14.4%
                             MUTUAL FUNDS OPERATIONS
                             PO BOX 3198
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
EQUITY                       MORGAN STANLEY DW INC.             6,289,910.694                26.1%
                             825 THIRD AVENUE
                             NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
EQUITY                       APRF1745742                        1,590,588.470                6.6%
                             P O BOX 3198
                             FBO WEST PENN POWER
                             MUTUAL FUND OPERATIONS
                             PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
EQUITY                      FIDELITY INVESTMENTS              1,218,189.487                 5.1%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
HIGH YIELD                  MAC & CO A/C MSWF4000132         10,592,764.220                14.4%
                            MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
HIGH YIELD                  MORGAN STANLEY DW INC.            7,641,396.292                 10.4%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022
---------------------------------------------------------------------------------------------------
HIGH YIELD                  CHARLES SCHWAB & CO               6,637,714.375                  9.0%
                            INC
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY
                            ACCOUNT FOR THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
HIGH YIELD                  WESTERN METAL                     3,781,305.371                  5.1%
                            INDUSTRY
                            ATTN ERIC JESIONOWSKI
                            C/O MILLER ANDERSON &
                            SHERRERD
                            ONE TOWER BRIDGE
                            WEST CONSHOHOCKEN PA 19428

---------------------------------------------------------------------------------------------------
INTERMEDIATE                UNION BANK OF                     1,798,998.366                 26.8%
DURATION                    CALIFORNIA TR NOMINEE
                            HEALTH & WELFARE FUND
                            FBO LOS ANGELES HOTEL
                            RESTAURANT
                            610001264 00
                            PO BOX 85484
                            SAN DIEGO CA 92186

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
INTERMEDIATE                TRUST FOR CIVIL SOCIETY          1,326,172.247                 19.7%
DURATION                    IN CENTRAL & EASTERN
                            EUROPE
                            ATTN MARIANNE
                            GINSBURG
                            11 DUPONT CIRLCE NW
                            SUITE 750
                            WASHINGTON DC 20036

---------------------------------------------------------------------------------------------------
INTERMEDIATE                BOSTON SAFE DEPOSIT AND            945,843.962                 14.1%
DURATION                    TRUST CO AS
                            TRUSTEE OF SCOVILL INC
                            ATTN JAMES WENSTROM
                            135 SANTILLI HWY
                            EVERETT MA 02149

---------------------------------------------------------------------------------------------------
INTERMEDIATE                MORGAN STANLEY DW INC.             663,696.473                  9.9%
DURATION                    825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
INTERMEDIATE                STRATEGIC ADVISER FUND             504,392.273                  7.5%
DURATION                    INC
                            MODERATE
                            73 TREMONT ST
                            BOSTON MA 02108

---------------------------------------------------------------------------------------------------
INTERMEDIATE                MORGAN STANLEY CO FBO              485,026.729                  7.2%
DURATION                    CHASE CUSTODIAN
                            JAMES B COWPERTHWAIT
                            IRA ROLLOVER
                            50 FAIRFIELD ROAD
                            GREENWICH CT 06830

---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED         MORGAN STANLEY DW INC.           5,034,395.850                 47.1%
INCOME                      825 THIRD AVENUE
                            NEW YORK, NY 10022

--------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED         CHARLES SCHWAB & CO              2,207,822.418                 20.7%
INCOME                      INC
                            SPECIAL CUSTODY
                            ACCOUNT FBO CUSTOMERS
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES          % OF CLASS
---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME  WESTERN METAL INDUSTRY             2,105,938.048               19.7%
                            PENSION FUND
                            ATTN ERIC JESIONOWSKI
                            C/O MILLER ANDERSON &
                            SHERRERD
                            ONE TOWER BRIDGE
                            WEST CONSHOHOCKEN PA 19428

---------------------------------------------------------------------------------------------------
INTERNATIONAL FIXED INCOME  WENDEL & CO 202645                   579,956.649                5.4%
                            C/O THE BANK OF NEW YORK
                            MUTUAL FUND/REORG DEPT
                            P.O. BOX 1066
                            WALL STREET STATION
                            NEW YORK NY 10268
---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MAC &CO A/C MSWF4000052           11,009,540.024               21.7%
INCOME                      MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MORGAN STANLEY DW INC.             5,765,355.675               11.4%
INCOME                      825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      HUBCO                              4,432,256.662                8.7%
INCOME                      C O REGIONS FINANCIAL CORP
                            PO BOX 830688
                            BIRMINGHAM AL 35283-0688

---------------------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED      MERCANTILE SAFE DEPOSIT &          3,212,004.992                6.3%
INCOME                      TRUST
                            COMPANY TRUSTEE FOR JHU
                            PENSION 2750
                            ATTN MUTUAL FUNDS
                            766 OLD HAMMONDS FERRY RD
                            LINTHICUM MD 21090

---------------------------------------------------------------------------------------------------
LIMITED DURATION            MORGAN STANLEY DW INC.            32,942,775.165               70.2%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
LIMITED DURATION            UNION BANK OF CALIFORNIA TR        2,504,177.268                5.3%
                            NOMINEE
                            HEALTH & WELFARE FUND
                            FBO LOS ANGELES HOTEL
                            RESTAURANT
                            610001264 00
                            PO BOX 85484
                            SAN DIEGO CA 92186

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              FIDELITY INVESTMENTS              13,180,950.387               38.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              CHARLES SCHWAB & CO INC            2,761,286.489                8.0%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MAC & CO A/C TUCF8748672           2,670,604.633                7.8%
                            MUTUAL FUND OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198
---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MAC & CO A/C MSWF4000202           2,244,635.206                6.5%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              NATIONWIDE INSURANCE COMPANY       1,895,622.288                5.5%
                            QPVA
                            ATTN IPO PORTFOLIO
                            ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                THE NORTHERN TRUST COMPANY        5,814,459.827                15.6%
                            FBO AMEREN CORP DEFINED
                            CONT PLAN
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
MID CAP CORE                THE BANK OF NEW YORK AS           4,487,836.113                12.0%
                            TTEE FOR
                            ONE WALL STREET
                            THE BFGOODRICH CO MASTER
                            TRUST
                            ATTN  THOMAS MACIOCE
                            12TH FLOOR
                            NEW YORK NY 10286

---------------------------------------------------------------------------------------------------
MID CAP CORE                CHARLES SCHWAB & CO INC           3,237,395.688                 8.7%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104
---------------------------------------------------------------------------------------------------
MID CAP CORE                MAC & CO A/C MSWF4000092          2,660,058.994                 7.1%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
MID CAP CORE                FIDELITY INVESTMENTS              2,162,876.474                 5.8%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MULTI-ASSET-CLASS           THE NORTHERN TRUST CO FBO         3,596,946.243                89.0%
                            MUTUAL FUNDS DAILY VALUATION
                            EMERSON ELECTRIC
                            PO BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MUNICIPAL                   CHARLES SCHWAB & CO  INC          5,095,966.152                22.8%
                            SPECIAL CUSTODY ACCOUNT FBO
                            CUSTOMERS
                            ATTN MUTUAL FUNDS
                            101 MONTOGMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
MUNICIPAL                   MORGAN STANLEY DW INC.            1,806,967.875                 8.1%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
MUNICIPAL                   JR TRUEMAN QUALIFIED              1,446,430.129                 6.5%
                            SUBCHAPTER S TRUST
                            ATTN  BARBARA TRUEMAN
                            5490 HAYDEN RUN RD
                            HILLIARD OH 43026

---------------------------------------------------------------------------------------------------
MUNICIPAL                   HINES INVESTMENT HOLDINGS         1,232,494.213                 5.5%
                            LIMITED PARTNERSHIP
                            ATTN MARK CUMMINGS
                            2800 POST OAK BLVD  SUITE
                            4800
                            HOUSTON TX 77056

---------------------------------------------------------------------------------------------------
MUNICIPAL                   BARTON M BIGGS                    1,223,376.637                 5.5%
                            390 RIVERSVILLE RD
                            GREENWICH CT 06830

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            CHARLES SCHWAB & CO INC             635,598.484                  16.3%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            PFPC FBO LPL SUPERMARKET            500,063.358                  12.8%
                            PROGRAM
                            ATTN KOP-LPL
                            211 SOUTH GULPH ROAD
                            KING OF PRUSSIA PA 19406

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MAC & CO A/C MSWF4000232            428,968.112                11.0%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            FIDELITY INVESTMENTS                388,965.822                10.0%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MORGAN STANLEY & CO FBO             298,341.500                 7.6%
                            5810 E  SKELLY DR
                            HOOK INVESTMENTS LLC
                            SUITE 1650
                            TULSA OK 74135

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            NATIONAL FINANCIAL SERVICES         267,395.282                 6.8%
                            CORP FBO
                            P O BOX 3908
                            THEIR CUSTOMERS
                            CHURCH STREET STATION
                            NEW YORK NY 10008-3908

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MORGAN STANLEY & CO FBO             227,606.613                 5.8%
                            C O AMERICAN INNOVATIONS
                            LTD
                            PM OPERATING SUBSIDIARY LTD
                            ATTN ANNE M  SMALLING
                            12112 TECHNOLOGY BLVD100
                            AUSTIN TX 78727

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              FIDELITY INVESTMENTS              5,509,221.667                17.8%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY  KWIC
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MORGAN STANLEY DW INC.            4,518,411.915                14.6%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              THE NORTHERN TRUST COMPANY        1,969,201.227                 6.3%
                            TTEE
                            FBO SILICON GRAPHICS
                            P O  BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              BOST & CO                         1,817,854.452                 5.9%
                            MAS SMALL CAP- FINF1504002
                            FBO TOTALFINA ELF FINANCE
                            USA
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MAC & CO A/C MSWF4000102          1,622,319.073                 5.2%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
STRATEGIC SMALL VALUE       MORGAN STANLEY DW INC.            2,562,208.739                93.4%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        FIDELITY INVESTMENTS              9,638,571.436                32.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS FIIOC AS AGENT
                            FOR
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        MORGAN STANLEY DW INC.            5,386,790.768                18.0%
                            825 THIRD AVENUE
                            NEW YORK, NY 10022

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        LOCKHEED MARTIN                    3,013,347.479               10.1%
                            INVESTMENT MANAGEMENT
                            COMPANY
                            ATTENTION DAVID C TOTH
                            6705 ROCKLEDGE DR SUITE 550
                            BETHESDA MD 20817

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        THE WORLD BANK                     2,369,694.142                7.9%
                            1818 H STREET NW
                            WASHINGTON DC 20433

---------------------------------------------------------------------------------------------------
US CORE FIXED               MINISTERS AND MISSIONARIES         1,854,299.443                6.2%
                            BENEFIT
                            ATTN TIM MURPHY
                            BOARD OF THE AMERICAN
                            BABTIST CHURCHES
                            MORGAN STANLEY ASSET MGMT
                            1221 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020

---------------------------------------------------------------------------------------------------
US CORE FIXED               FIDELITY MANAGEMENT TRUST          1,813,696.561                6.1%
                            CO AS TRUSTEE
                            FOR US AIRWAYS INC - CAP
                            GROWTH
                            ATTN  TRUST OPERATIONS -
                            H10C
                            82 DEVONSHIRE ST
                            BOSTON MA 02109

---------------------------------------------------------------------------------------------------
VALUE                       CHARLES SCHWAB & CO INC           16,085,395.794               37.8%
                            EXCLUSIVE BENEFIT OF
                            CUSTOMERS
                            SPECIAL CUSTODY ACCOUNT FOR
                            THE
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104
---------------------------------------------------------------------------------------------------
VALUE                       MAC & CO A/C MSWF4000162           4,569,589.013                 10.8%
                            MUTUAL FUNDS OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                       INSTITUTIONAL CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
VALUE                       GLOBAL OPPORTUNISTIC FUND         2,355,938.481                 5.5%
                            LLC
                            ATTN LOIS MCFARLANE
                            1221 AVENUE OF THE AMERICAS
                            NEW YORK NY 10020

---------------------------------------------------------------------------------------------------
VALUE                       NORWEST BANK TTEE FBO             2,276,103.803                 5.4%
                            COUNTY OF LOS ANGELES 401K
                            SAVINGS PLA
                            ATTN  GREAT-WEST LIFE &
                            ANNUITY
                            8515 EAST ORCHARD RD ATTN
                            2T2
                            ENGLEWOOD CO 80111

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
                                       INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES          % OF CLASS
---------------------------------------------------------------------------------------------------
BALANCED                    MITRA & CO                           566,055.546              99.2%
                            ATTN EXP FUNDS
                            1000 N WATER STREET
                            MILWAUKEE WI 53202-6648

---------------------------------------------------------------------------------------------------
CASH RESERVES               MSDW STABLE VALUE PLAN-            3,397,096.200             100.0%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      MSDW STABLE VALUE PLAN-            6,473,579.579              73.7%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      MORGAN STANLEY & CO FBO              761,444.067               8.7%
                            PANAMA  GP
                            ECOLOGICAL TRUST FUND OF
                            THE NATURE CONSERVANCY
                            4245 NORTH FAIRFAX
                            DRIVE  100
                            ARLINGTON VA 22203

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
HIGH YIELD                  HUNTER & CO FBO JAMES                443,698.236                45.5%
                            HARBOUR
                            HOLDINGS LP CUSTODY
                            52-018801
                            PO BOX 9242
                            BOSTON MA 02209

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIRST UNION NATIONAL BANK            244,408.768                25.1%
                            A/C 1546003507
                            FBO NO AMERICAN VAN
                            LINES RETIREMENT P
                            1524 WEST W T HARRIS
                            BLVD -  NC1151
                            CHARLOTTE NC 28288-1151

---------------------------------------------------------------------------------------------------
HIGH YIELD                  NORTHERN TRUST COMPANY               134,375.850                13.8%
                            AS CUSTODIAN
                            FOR NOBLEHOUSE
                            INTERNATIONAL LTD
                            P  O  BOX 92956
                            CHICAGO IL 60675

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FLEET NATIONAL BANK                  63,271.039                  6.5%
                            FBO THIRD PRESBYTERIAN
                            CHURCH
                            ATTN 26432005
                            P  O  BOX 92800
                            ROCHESTER NY 14692-8900

---------------------------------------------------------------------------------------------------
INTERM. DURATION            MSDW STABLE VALUE PLAN-            7,140,030.720               100.0%
                            SEI TRUSTEE
                            ATTENTION JEFF RYAN
                            530 E SWEDESFORD ROAD
                            WAYNE PA 19087-1693

---------------------------------------------------------------------------------------------------
MID CAP CORE                SUNTRUST BANK INC TTEE               196,923.558                16.7%
                            THE PHILADELPHIA
                            COCA-COLA BOTTLING CO
                            MASTER TR - FURMAN SELZ
                            CM
                            AC 11051301137302
                            PO BOX 105870-CTR3144
                            ATLANTA GA 30348-5870
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                DONALDSON LUFKIN &                 182,666.899                 15.5%
                            JENRETTE
                            SECURITIES CORPORATION
                            1 PERSHING PLAZA
                            JERSEY CITY NJ 07399

---------------------------------------------------------------------------------------------------
MID CAP CORE                HSBC BANK FBO TTEE                 118,854.797                 10.1%
                            ROXBORO GROUP PENSION
                            PLAN
                            PO BOX 1329
                            BUFFALO NY 14240-1329

---------------------------------------------------------------------------------------------------
MID CAP CORE                RELIANCE TRUST COMPANY              87,513.261                  7.4%
                            CUST FBO
                            BROADWAY BANCSHARES INC
                            PROFIT SHARING 401K PLAN
                            SUITE 200
                            3300 NORTHEAST EXPRESSWAY
                            ATLANTA GA 30341
---------------------------------------------------------------------------------------------------
MID CAP CORE                COLUMBIA TRUST COMPANY              85,878.703                  7.3%
                            TTEE
                            FBO THE COLUMBIAN
                            EMPLOYEES' PSP
                            ATTN  VICKI ARTIS
                            1301 SW FIFTH AVE
                            PORTLAND OR 97201-5601

---------------------------------------------------------------------------------------------------
MID CAP CORE                INVESCO TRUST COMPANY               69,210.125                  5.9%
                            TTEE
                            SCANA CORPORATION STOCK
                            P P
                            PO BOX 105779
                            ATLANTA GA 30348

---------------------------------------------------------------------------------------------------
MID CAP CORE                STATE STREET BANK &                 65,159.830                  5.5%
                            TRUST CO
                            FOR CHARLES A FRUEAUFF
                            FDN INC
                            SPECIALIZED TRUST
                            SERVICES DIVISION
                            ACCT  IX1A-FDN ATTN JACK
                            MCCORKLE
                            200 NEWPORT AVE -JQB7
                            NORTH QUINCY MA 02171

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                      INVESTMENT CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDRESS                 NUMBER OF SHARES           % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                WILMINGTON TRUST COMP                60,102.801                 5.1%
                            TTEE
                            PER TRUST AGREEMENT
                            1/1/97
                            FOR PLAYTEX PRODUCTS INC
                            A/C 40847-0
                            C/O MUTUAL FUNDS
                            PO BOX 8882
                            WILMINGTON DE 19899-8882
---------------------------------------------------------------------------------------------------
MULTI-ASSET CLASS           KANO PROFIT SHARING PLAN            306,491.173               100.0%
                            ATTN RHOADS ZIMMERMAN
                            P O  BOX 110098
                            NASHVILLE TN 37222

---------------------------------------------------------------------------------------------------
VALUE                       CHASE MANHATTAN BANK              1,626,924.921                83.8%
                            TTEE FOR
                            4 NEW YORK PLAZA
                            NY STATE DEFERRED COMP
                            PLAN
                            ATTN  GLADSTONE
                            STEPHENSON
                            3 CHASE METROTECH CENTER
                            6TH FLOOR
                            BROOKLYN NY 11245

---------------------------------------------------------------------------------------------------
VALUE                       TAHOE LLC MELLON BANK N             159,373.494                 8.2%
                            A CUSTODIAN FO
                            135 SANTILLI HWY - ROOM
                            026 0320
                            EVERETT MA 02149-1950

---------------------------------------------------------------------------------------------------
VALUE                       THE CLOVERNOOK CENTER               133,151.999                 6.9%
                            ATTN VP OF FINANCE
                            7000 HAMILTON AVENUE
                            CINCINNATI OH 45231

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
BALANCED                    FIDELITY INVESTMENTS            3,089,343.386                   52.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST          1,557,809.434                   26.4%
                            CO TTEE
                            FBO NISSAN EMPLOYEE
                            SAVINGS PLAN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS C4D
                            NORWOOD MA 02062

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST            678,403.763                    11.5%
                            CO TTEE
                            FBO ABN AMRO LLC
                            SECURITIES 401K SAVIN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N3G
                            NORWOOD MA 02062-9105

---------------------------------------------------------------------------------------------------
BALANCED                    PUTNAM FIDUCIARY TRUST            401,499.005                    6.8%
                            CO TTEE FBO
                            ING US FINANCIAL
                            HOLDINGS CORP
                            401K SAVINGS PLAN
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N3G
                            NORWOOD MA 02062
---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      FIDELITY INVESTMENTS            6,439,297.712                   39.0%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      FIDELITY MANAGEMENT              2,204,943.838                  13.4%
                            TRUST COMPANY
                            ATTN BEN BRANHAM
                            MAIL ZONE H10C
                            82 DEVONSHIRE ST
                            BOSTON MA 02109

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      TRANSCO & CO                     2,092,892.926                  12.7%
                            ATTN WEALTH MANAGEMENT
                            10TH FLOOR
                            PO BOX 48698
                            WICHITA KS 67201

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      TRANSCO & CO                     1,941,937.142                  11.8%
                            ATTN WEALTH MANAGEMENT
                            10TH FLOOR
                            PO BOX 48698
                            WICHITA KS 67201

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      PAN-AMERICAN LIFE                1,374,838.021                   8.3%
                            INSURANCE COMPANY
                            ATTN PATRICIA A LOMBARD
                            SEPARATE ACCOUNT VII
                            14TH FLOOR
                            601 POYDRAS ST
                            NEW ORLEANS LA 70130

---------------------------------------------------------------------------------------------------
CORE PLUS FIXED INCOME      WENDEL & CO A/C 295773           1,366,709.027                   8.3%
                            ATTN MUTUAL FUNDS/REORG
                            DEPT
                            C/O THE BANK OF NEW YORK
                            P O BOX 1066 WALL STREET
                            STATION
                            NEW YORK NY 10286

---------------------------------------------------------------------------------------------------
EQUITY                      T ROWE PRICE TRUST CO               81,374.269                   96.2%
                            FBO ALLIANCE PARTNERS
                            RPS ASSET RECONCILIATION
                            PO BOX 17215
                            BALTIMORE MD 21297-7215

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIDELITY INVESTMENTS             1,575,814.648                   59.9%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
HIGH YIELD                  FIDELITY INVESTMENTS               263,752.261                   10.0%
                            INSTITUTIONAL
                            CERTAIN NON-QUALIFIED EE
                            BENEFIT PLANS
                            OPERATIONS CO INC FIIOC
                            AS AGENT FOR
                            100 MAGELLAN WAY KWIC
                            COVINGTON KY 41015-1987

---------------------------------------------------------------------------------------------------
HIGH YIELD                  NATIONAL FINANCIAL                 166,276.009                    6.3%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             39,110.185                   28.4%
                            BURTON D COHEN
                            3912 ZENITH AVE  SOUTH
                            MINNEAPOLIS MN 55410

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             21,162.798                   15.4%
                            CHASE CUSTODIAN
                            C MARKS HINTON JR
                            ETF S IRA ROLLOVER
                            49 BRIAR HOLLOW LANE
                            1705
                            HOUSTON TX 77027

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             9,486.794                    6.9%
                            JOHN CARR EADS TRUST
                            THANE T SPONSEL JR TTEE
                            U A D 4 14 94
                            1200 BINZ  STE 840
                            HOUSTON TX 77004

---------------------------------------------------------------------------------------------------
INVEST GRADE FIXED INCOME   MORGAN STANLEY & CO FBO             9,486.794                    6.9%
                            HALLIE HOUSTON EADS TRUST
                            THANE T SPONSEL JR TTEE
                            U A D 4 14 94
                            1200 BINZ  STE 840
                            HOUSTON TX 77004

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              FIDELITY INVESTMENTS           17,759,150.747                   58.5%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
MID CAP GROWTH              MERRILL LYNCH TRUST CO          5,489,448.273                   18.1%
                            TTEE
                            FBO QUALIFIED RETIREMENT
                            PLANS
                            ATTN  JERRY STONE
                            265 DAVIDSON AVE
                            SOMERSET NJ 08873

---------------------------------------------------------------------------------------------------
MID CAP CORE                FIDELITY INVESTMENTS            1,401,948.820                   22.3%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
MID CAP CORE                T ROWE PRICE TRUST CO             875,232.683                   13.9%
                            FBO ALLIANCE PARTNERS
                            RPS ASSET RECONCILIATION
                            PO BOX 17215
                            BALTIMORE MD 21297-7215

---------------------------------------------------------------------------------------------------
MID CAP CORE                THE UNION CENTRAL LIFE            656,029.324                   10.4%
                            INSURANCE
                            COMPANY-GROUP SEPARATE
                            ACCOUNT
                            ATTN ROBERTA UJUARY
                            1876 WAYCROSS RD
                            CINCINNATI OH 45240

---------------------------------------------------------------------------------------------------
MID CAP CORE                MELLON BANK AS                    583,340.726                    9.3%
                            AGENT/OMNIBUS ACCOUNT
                            OMNIBUS AIM 026 0027
                            135 SANTILLI HWY
                            EVERETT MA 02149-1950

---------------------------------------------------------------------------------------------------
MID CAP CORE                CHARLES SCHWAB & CO INC           420,378.437                    6.7%
                            ATTN MUTUAL FUNDS
                            SPECIAL CUSTODY FBO
                            CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            MAC & CO A/C AQTF8768252            7,113.201                   80.9%
                            ATTN MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP GROWTH            NATIONAL FINANCIAL                  1,678.584                   19.1%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
SMALL CAP CORE              FIDELITY INVESTMENTS             1,409,664.135                  42.6%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              PUTNAM FIDUCIARY TRUST             557,986.401                  16.9%
                            CO TTEE FBO
                            KOCH INDUSTRIES INC
                            ATTN DC PLAN ADMIN TEAM
                            ONE INVESTORS WAY MS N2E
                            NORWOOD MA 02062

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              MAC & CO A/C SBKF97C4082           397,504.153                  12.0%
                            ATTN MUTUAL FUNDS
                            OPERATIONS
                            PO BOX 3198
                            PITTSBURGH PA 15230-3198

---------------------------------------------------------------------------------------------------
SMALL CAP CORE              VANGUARD FIDUCIARY TRUST           241,130.695                   7.3%
                            CO
                            FBO MAS ADVISER CLASS
                            FUNDS
                            ATTN OUTSIDE FUNDS
                            PO BOX 2600 VM 613
                            VALLEY FORGE PA 19482

---------------------------------------------------------------------------------------------------
US CORE FIXED INCOME        AMERICAN EXPRESS TRUST             966,705.992                  96.2%
                            COMPANY FBO
                            THE BENEFIT OF AMERICAN
                            EXPRESS
                            TRUST RETIREMENT
                            SERVICES PLANS
                            996 AXP FINANCIAL CTR
                            MINNEAPOLIS MN 55474

--------------------------------------------------------------------------------------------------
VALUE                       STATE STREET BANK TTEE          27,894,142.629                  65.3%
                            FBO
                            BOEING COMPANY MASTER
                            TRUST
                            200 NEWPORT AVENUE
                            JQ6N
                            NORTH QUINCY MA 02171

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                         ADVISER CLASS PORTFOLIOS
---------------------------------------------------------------------------------------------------
PORTFOLIO                   NAME AND ADDREESS              NUMBER OF SHARES              % OF CLASS
---------------------------------------------------------------------------------------------------
VALUE                       FIDELITY INVESTMENTS            10,081,187.283                  23.6%
                            INSTITUTIONAL
                            CERTAIN EE BENEFIT PLANS
                            OPERATIONS CO FIIOC AS
                            AGENT FOR
                            100 MAGELLAN WAY  KW1C
                            COVINGTON KY 41015

---------------------------------------------------------------------------------------------------
VALUE                       NATIONAL FINANCIAL              3,075,956.766                   7.2%
                            SERVICES CORPORATION
                            FOR EXCLUSIVE BENEFIT OF
                            OUR CUSTOMERS
                            ATTN MUTUAL FUNDS
                            DEPT5TH FLOOR
                            ONE WORLD FINANCIAL
                            CENTER
                            NEW YORK NY 10281

------------------------------------------------------ --------------------------------------------


The persons listed above as owning 25% or more of the outstanding shares of each Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolios. As a result, those persons would have the ability to vote a majority of the shares of the Portfolios on any matter requiring the approval of shareholders of such Portfolios.

                             PERFORMANCE INFORMATION

The Fund may from time to time quote various performance figures to illustrate the past performance of its Portfolios. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the methods for computing performance follows.

Total Return

A Portfolio's average annual total return is determined by finding the average annual compounded rates of return over 1, 5, and 10 year periods (or, if shorter, the period since inception of the Portfolio) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5, and 10 year period (or, if shorter, the period since inception of the Portfolio) and the deduction of all applicable Fund expenses on an annual basis. When considering average total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one period might have been greater or less than the average for the entire period. Average annual total return is calculated according to the following formula:

                  P (1+T)/n/ = ERV

Where:   P =      a hypothetical initial payment of $1,000
                  T = average annual total return
                  n = number of years

                  ERV = ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the stated period

The average annual total return of the Institutional Class Shares of each Portfolio for the periods noted is set forth below:


----------------------------------------------------------------------------------------------------------------
                                               1 Year ended  5 Years ended    10 Years    Inception to Inception
       Portfolio                                  9/30/02       9/30/02     ended 9/30/02   9/30/02        Date

----------------------------------------------------------------------------------------------------------------
Equity Portfolio                                -25.71%        -4.78%          6.30%       10.83%       11/14/84
---------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                  N/A           N/A           N/A          N/A             N/A
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                        -21.28%         0.32%         10.98%       12.50%        3/30/90
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -20.09%        -0.36%            N/A       13.16%       12/30/94
---------------------------------------------------------------------------------------- -----------------------
Small Cap Growth Portfolio                      -16.97%           N/A            N/A       22.57%        6/30/98
----------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                    -6.97%        -1.83%         11.55%        9.83%         7/1/86
----------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                  -2.41%           N/A            N/A        1.33%        6/30/00
----------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -21.93%        -3.37%          9.16%       12.00%        11/5/84
----------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.79%         4.61%          4.56%        4.70%        8/29/90
----------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                  7.98%         7.14%          7.48%        9.05%        9/29/87
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  6.30%         6.78%          7.58%        9.78%       11/14/84
----------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio           7.93%         7.20%          7.44%        8.88%        8/31/90
----------------------------------------------------------------------------------------------------------------
High Yield Portfolio                            -12.33%        -4.66%          4.27%        5.79%        2/28/89
----------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   8.12%         7.24%            N/A        7.85%        10/3/94
----------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio             10.27%         2.78%            N/A        4.40%        4/29/94
----------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                        5.13%         6.27%          5.73%        6.12%        3/31/92
---------------------------------------------------------------------------------------------------------------
Municipal Portfolio                               7.27%         6.33%            N/A        7.14%        10/1/92
----------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                            N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                       N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Balanced Portfolio                              -14.60%         0.39%            N/A        7.05%       12/31/92
----------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                           N/A           N/A            N/A          N/A            N/A
----------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                     -15.84%        -2.54%            N/A        5.02%        7/29/94
----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           9.73%         7.91%            N/A       10.25%        10/7/94
----------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                        12.07%           N/A            N/A       10.53%        6/20/00
----------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       8.49%         7.62%            N/A        8.28%        4/12/95
----------------------------------------------------------------------------------------------------------------


* The Growth, Value II, NY Municipal, Targeted Duration and Balanced Plus Portfolios had not commenced operations as of September 30, 2002.

The average annual total return of the Investment Class shares of each Portfolio for the periods noted is set forth below:


---------------------------------------------------------------------------------------------------------------
                Portfolio                 1 Year ended  5 Years ended    10 Years    Inception to  Inception
                                             9/30/02       9/30/02     ended 9/30/02   9/30/02        Date
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -20.20%         -0.52%           N/A        8.15%      5/10/96
---------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -22.06%         -3.53%           N/A        3.35%       5/6/96
---------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.63%            N/A           N/A        4.11%      8/16/99
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  6.08%          6.62%           N/A        7.24%     10/15/96
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                            -12.54%         -4.84%           N/A       -0.25%      5/21/96
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   8.02%            N/A           N/A        9.08%      8/16/99
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                              -15.03%          0.15%           N/A        3.26%       4/3/97
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                     -15.95%         -2.70%           N/A        1.82%      6/10/96
---------------------------------------------------------------------------------------------------------------


The average annual total return of the Adviser Class Shares of each Portfolio for the periods noted is set forth below:


---------------------------------------------------------------------------------------------------------------
                Portfolio                 1 Year ended  5 Years ended    10 Years    Inception to  Inception
                                             9/30/02       9/30/02     ended 9/30/02   9/30/02        Date
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                     1 Year ended      5 Years        10 Years      Inception     Inception
           Portfolio                    9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02       Date
-----------------------------------------------------------------------------------------------------------
Equity Portfolio                        -25.83%            N/A           N/A          -4.73%      1/16/98
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                -21.52%          0.08%           N/A           4.53%      1/31/97
----------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio             -20.33%            N/A           N/A           -3.34%      7/17/98
----------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio              -17.15%            N/A           N/A          -27.66%      1/10/01
----------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio            -7.22%            N/A           N/A           -1.04%      1/22/99
----------------------------------------------------------------------------------------------------------
Value Portfolio                         -22.17%         -3.62%           N/A            4.27%      7/17/96
----------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio          7.85%            N/A           N/A            7.28%       3/1/99
----------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio          6.01%          6.51%           N/A            6.84%      11/7/96
----------------------------------------------------------------------------------------------------------
High Yield Portfolio                    -12.24%         -4.87%           N/A           -2.28%      1/31/97
----------------------------------------------------------------------------------------------------------
Balanced Portfolio                      -14.76%          0.13%           N/A            3.79%      11/1/96
----------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Institutional Class Shares of each Portfolio for the periods noted is set forth below.

---------------------------------------------------------------------------------------------------------------
                                         1 Year ended      5 Years        10 Years      Inception     Inception
           Portfolio                        9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02       Date
----------------------------------------------------------------------------------------------------------------

Equity Portfolio                                -15.74%         -3.42%         4.60%        8.56%     11/14/84
---------------------------------------------------------------------------------------------------------------
Growth Portfolio *                                  N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                        -13.07%          0.18%         8.18%        9.84%      3/30/90
---------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                     -12.33%         -1.56%           N/A        9.48%     12/30/94
---------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                      -10.42%            N/A           N/A       18.65%      6/30/98
---------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                    -4.23%         -2.34%         8.10%        7.22%       7/1/86
---------------------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                  -1.09%            N/A           N/A        0.86%      6/30/00
---------------------------------------------------------------------------------------------------------------
Value Portfolio                                 -13.40%         -2.96%         6.46%        8.66%      11/5/84
---------------------------------------------------------------------------------------------------------------
Value II Portfolio *                                N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                           1.09%          2.77%         2.74%        2.91%      8/29/90
---------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                  4.82%          4.34%         4.50%        6.04%      9/29/87
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                  3.79%          3.92%         4.47%        6.37%     11/14/84
---------------------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio           4.78%          4.35%         4.49%        5.83%      8/31/90
---------------------------------------------------------------------------------------------------------------
High Yield Portfolio                             -7.22%         -5.14%         1.68%        2.87%      2/28/89
---------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                   4.91%          4.41%           N/A        4.90%      10/3/94
---------------------------------------------------------------------------------------------------------------
International Fixed Income Portfolio              6.30%          1.61%           N/A        2.72%      4/29/94
---------------------------------------------------------------------------------------------------------------
Limited Duration Portfolio                        3.11%          3.82%         3.47%        3.85%      3/31/92
---------------------------------------------------------------------------------------------------------------
Municipal Portfolio                               5.99%          5.81%           N/A        6.59%      10/1/92
---------------------------------------------------------------------------------------------------------------
NY Municipal Portfolio *                            N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Targeted Duration Portfolio *                       N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               -8.87%         -0.49%           N/A        4.76%     12/31/92
---------------------------------------------------------------------------------------------------------------
Balanced Plus Portfolio *                           N/A            N/A           N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                      -9.64%         -2.58%           N/A        3.24%      7/29/94
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio           5.89%          1.68%           N/A        4.32%      10/7/94
---------------------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II
Portfolio                                         7.22%            N/A           N/A        6.47%      6/20/00
---------------------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                       5.11%          4.62%           N/A        5.18%      4/12/95
---------------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Investment Class Shares of each Portfolio for the periods noted is set forth below.

-------------------------------------------------------------------------------------------------------------
                                         1 Year ended      5 Years        10 Years      Inception   Inception
          Portfolio                         9/30/02     ended 9/30/02   ended 9/30/02   to 9/30/02     Date
-------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                   -12.40%       -1.66%           N/A          5.37%      5/10/96
-------------------------------------------------------------------------------------------------------------
Value Portfolio                               -13.49%       -3.29%           N/A          2.08%       5/6/96
-------------------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                         1.00%          N/A           N/A          2.47%      8/16/99
-------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                3.66%        3.82%           N/A          4.35%     10/15/96
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                           -7.35%       -5.24%           N/A         -1.74%      5/21/96
-------------------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                 4.85%          N/A           N/A          6.04%      8/16/99
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Balanced Portfolio                               -9.13%         -0.64%           N/A        1.86%       4/3/97
---------------------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                      -9.71%         -2.69%           N/A        0.63%      6/10/96
---------------------------------------------------------------------------------------------------------------

The average annual total return (after taxes on distributions and redemption) of the Adviser Class Shares of each Portfolio for the periods noted is set forth below.

-------------------------------------------------------------------------------------------------------------
                                         1 Year ended   5 Years       10 Years       Inception    Inception
         Portfolio                          9/30/02    ended 9/30/02  ended 9/30/02  to 9/30/02      Date
-------------------------------------------------------------------------------------------------------------
Equity Portfolio                            -15.83%          N/A           N/A         -3.26%      1/16/98
-------------------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                    -13.21%        0.01%           N/A          3.64%      1/31/97
-------------------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                 -12.48%          N/A           N/A         -3.59%      7/17/98
-------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                  -10.53%          N/A           N/A        -21.58%      1/10/01
-------------------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                -4.39%          N/A           N/A         -1.41%      1/22/99
-------------------------------------------------------------------------------------------------------------
Value Portfolio                             -13.56%       -3.10%           N/A          3.07%      7/17/96
-------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio              4.74%          N/A           N/A          4.63%       3/1/99
-------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio              3.62%        3.76%           N/A          4.04%      11/7/96
-------------------------------------------------------------------------------------------------------------
High Yield Portfolio                         -7.17%       -5.26%           N/A         -3.25%      1/31/97
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                           -8.97%       -0.65%           N/A          2.12%      11/1/96
-------------------------------------------------------------------------------------------------------------


The Portfolios may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. Aggregate total returns may be shown by means of schedules, charts or graphs and may include subtotals of the various components of total return (e.g., income dividends or returns for specific types of securities such as industry or country types). The formula for calculating aggregate total return can be expressed as follows:

                           Aggregate Total Return =       [  (  ERV  )  -  P  ]
                                                     ---------------------------
                                                              P

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures and Portfolio inception dates are reflected under the average annual total return figures provided above.


------------------------------------------------------------------------------------------------
             Portfolio                          5 Years Ended    10 Years Ended   Inception to
                                                  9/30/02 *        9/30/02 *        9/30/02 *
------------------------------------------------------------------------------------------------
Equity Portfolio                                    -21.71%          84.16%           528.57%
------------------------------------------------------------------------------------------------
Mid Cap Growth Portfolio                              1.60%         183.41%           336.34%
------------------------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                          -1.80%             N/A           160.70%
------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                              N/A             N/A           137.60%
------------------------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                        -8.80%         198.40%           358.81%
------------------------------------------------------------------------------------------------
Strategic Small Value Portfolio                         N/A             N/A             3.01%
------------------------------------------------------------------------------------------------
Value Portfolio                                     -15.75%         140.21%           659.89%
------------------------------------------------------------------------------------------------
Cash Reserves Portfolio                              25.30%          56.13%            74.23%
------------------------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                     41.15%         105.74%           266.85%
------------------------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                     38.84%         107.70%           430.04%
------------------------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio              41.59%         105.04%           179.60%
------------------------------------------------------------------------------------------------
High Yield Portfolio                                -21.23%          51.89%           114.91%
------------------------------------------------------------------------------------------------
Intermediate Duration Portfolio                      41.82%             N/A            82.87%
------------------------------------------------------------------------------------------------
International Fixed Income Portfolio                 14.68%             N/A            43.68%
------------------------------------------------------------------------------------------------
Limited Duration Portfolio                           35.54%          74.58%            86.63%
------------------------------------------------------------------------------------------------
Municipal Portfolio                                  35.91%             N/A            99.24%
------------------------------------------------------------------------------------------------
Balanced Portfolio                                    1.98%             N/A            94.20%
------------------------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                         -12.07%             N/A            49.21%
------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio              46.31%             N/A           117.95%
------------------------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio              N/A             N/A            25.64%
------------------------------------------------------------------------------------------------
Advisory Mortgage Portfolio                          44.36%             N/A            81.09%
------------------------------------------------------------------------------------------------

* The above performance information relates solely to the Institutional Class. Performance for the Investment Class and Adviser Class would be lower because of the Shareholder Servicing fees and 12b-1 fees charged to the Investment Class and Adviser Class, respectively.

The Portfolios may also calculate a total return gross of all expenses which reflects the cumulative percentage change in value over the measuring period prior to the deduction of all fund expenses. The formula for calculating the total return gross of all expenses can be expressed as follows:

Total Return Gross of all Expenses = ((ERV + E)/P) -1)


E = Fund expenses deducted from the ending redeemable value during the measuring period.

The annualized since inception gross of fees returns of the Institutional Class Portfolios are set forth below:


--------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

--------------------------------------------------------------------------------
Equity Portfolio                                              528.57%
--------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                      336.34%
--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                   160.70%
--------------------------------------------------------------------------------
Small Cap Growth Portfolio                                    137.60%
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                 358.81%
--------------------------------------------------------------------------------
Strategic Small Value Portfolio                                 3.01%
--------------------------------------------------------------------------------
Value Portfolio                                               659.89%
--------------------------------------------------------------------------------
Cash Reserves Portfolio                                        74.23%
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                              266.85%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                              430.04%
--------------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                       179.60%
--------------------------------------------------------------------------------
High Yield Portfolio                                          114.91%
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                                82.87%
--------------------------------------------------------------------------------
International Fixed Income Portfolio                           43.68%
--------------------------------------------------------------------------------
Limited Duration Portfolio                                     86.63%
--------------------------------------------------------------------------------
Municipal Portfolio                                            99.24%
--------------------------------------------------------------------------------
Balanced Portfolio                                             94.20%
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                    49.21%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                       117.95%
--------------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                     25.64%
--------------------------------------------------------------------------------
Advisory Mortgage Portfolio                                    81.09%
--------------------------------------------------------------------------------


The annualized since inception gross of fees returnsof the Investment Class Portfolios are set forth below:


--------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

--------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                    65.02%
--------------------------------------------------------------------------------
Value Portfolio                                                23.47%
--------------------------------------------------------------------------------
Cash Reserves Portfolio *                                      13.39%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               51.65%
--------------------------------------------------------------------------------
High Yield Portfolio                                           -1.55%
--------------------------------------------------------------------------------
Intermediate Duration Portfolio                                31.20%
--------------------------------------------------------------------------------
Balanced Portfolio                                             19.27%
--------------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                    12.07%
--------------------------------------------------------------------------------


* Cumulative Return Since Inception (8/16/99)

The annualized since inception gross of fees returns of the Adviser Class Portfolios are set forth below:


-------------------------------------------------------------------------------
                     Portfolio                            Total Return (%)

-------------------------------------------------------------------------------
Equity Portfolio                                              -20.36%
-------------------------------------------------------------------------------
Mid Cap Growth Portfolio                                       28.50%
-------------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                   -13.30%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Portfolio                                    -42.67%
--------------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                  -3.77%
--------------------------------------------------------------------------------
Value Portfolio                                                29.59%
--------------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                               28.61%
--------------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               47.74%
--------------------------------------------------------------------------------
High Yield Portfolio                                          -12.23%
--------------------------------------------------------------------------------
Balanced Portfolio                                             24.63%
--------------------------------------------------------------------------------


Yield

In addition to total return, each Portfolio of the Fund (except the Cash Reserves Portfolio) may quote performance in terms of a 30-day yield. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, therefore the advertised 30-day yield may not reflect the income paid to your own account or the yield reported in the Portfolio's reports to shareholders. A Portfolio may also advertise or quote a yield which is gross of expenses.

The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                           Yield  =  2  [ ( (a-b/cd) + 1) /6/ - 1 ]

Where:
a =      dividends and interest earned during the period.
b =      expenses accrued for the period (net of reimbursements).
c =      the average daily number of shares outstanding during the
         period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period.



For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations. The 30-day yield figures for each of the Fund's Fixed Income and Equity Portfolios (except for the Cash Reserve Portfolio) is set forth below:

-------------------------------------------------------------------------

                                                          Period Ending
        Institutional Class Portfolios                        9/30/02
-------------------------------------------------------------------------
Equity Portfolio                                               1.25%
-------------------------------------------------------------------------
Mid Cap Growth Portfolio                                      -0.24%
-------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                    0.19%
-------------------------------------------------------------------------
Small Cap Growth Portfolio                                    -0.95%
-------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                  0.47%
-------------------------------------------------------------------------
Strategic Small Value Portfolio                                0.51%
-------------------------------------------------------------------------
Value Portfolio                                                1.56%
-------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                               4.21%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                               5.16%
-------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                        4.27%
-------------------------------------------------------------------------
High Yield Portfolio                                          12.10%
-------------------------------------------------------------------------
Intermediate Duration Portfolio                                3.75%
-------------------------------------------------------------------------
International Fixed Income Portfolio                           3.13%
-------------------------------------------------------------------------
Limited Duration Portfolio                                     2.67%
-------------------------------------------------------------------------
Municipal Portfolio                                            3.24%
-------------------------------------------------------------------------
Balanced Portfolio                                             3.12%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                        2.23%
-------------------------------------------------------------------------
Advisory Foreign Fixed Income Portfolio                            5.58%
-------------------------------------------------------------------------
Advisory Foreign Fixed Income II Portfolio                         5.32%
-------------------------------------------------------------------------
Advisory Mortgage Portfolio                                        5.14%
-------------------------------------------------------------------------


-------------------------------------------------------------------------
Investment Class Portfolios                                Period Ending
                                                              9/30/02
-------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                        0.04%
-------------------------------------------------------------------------
Value Portfolio                                                    1.38%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                   5.00%
-------------------------------------------------------------------------
High Yield Portfolio                                              12.24%
-------------------------------------------------------------------------
Intermediate Duration Portfolio                                    3.61%
-------------------------------------------------------------------------
Balanced Portfolio                                                 2.97%
-------------------------------------------------------------------------
Multi-Asset-Class Portfolio                                        2.08%
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Adviser Class Portfolios                                   Period Ending
                                                              9/30/02
-------------------------------------------------------------------------
Equity Portfolio                                                   0.99%
-------------------------------------------------------------------------
Mid Cap Growth Portfolio                                          -0.49%
------------------------------------------------------------------------
U.S. Mid Cap Core Portfolio                                       -0.07%
-------------------------------------------------------------------------
Small Cap Growth Portfolio                                        -1.21%
-------------------------------------------------------------------------
U.S. Small Cap Core Portfolio                                      0.47%
-------------------------------------------------------------------------
Value Portfolio                                                    1.29%
-------------------------------------------------------------------------
U.S. Core Fixed Income Portfolio                                   3.98%
-------------------------------------------------------------------------
Core Plus Fixed Income Portfolio                                   4.80%
-------------------------------------------------------------------------
High Yield Portfolio                                              15.07%
-------------------------------------------------------------------------
Balanced Portfolio                                                 2.86%
-------------------------------------------------------------------------
Investment Grade Fixed Income Portfolio                            4.12%
-------------------------------------------------------------------------


Yield of the Cash Reserves Portfolio

The current yield of the Cash Reserves Portfolio is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by the value of the account at the beginning of the period and then multiplying it by 365/7 to get the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualizing of the current yield with all dividends reinvested, may also be calculated for the Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the results.

Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Cash Reserves Portfolio for the 7 day base period ending September 30, 2002.


                         Period ending           Period ending
                         9/30/02                 9/30/02

                      Institutional Class       Investment Class

  Current yield              1.65%                   1.50%
  Effective yield            1.66%                   1.51%

The net asset value per share of the Cash Reserves Portfolio is $1.00 and has remained at that amount since the initial offering of the Portfolio. The yield of the Portfolio will fluctuate. The annualizing of a week's dividend is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared and differences in the methods used in valuing Portfolio instruments, computing net asset value and calculating yield.

Other Performance Information

Each Portfolio's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

From time to time, a Portfolio's performance may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Portfolio may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. The performance of a Portfolio, as well as the composite performance of all fixed income Portfolios and all equity Portfolios, may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

Portfolio advertising may include data on historical returns of the capital markets in the United States compiled or published by Ibbotson Associates of Chicago, Illinois ("Ibbotson"), including returns on common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Portfolios may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Portfolios. The Portfolios may also compare their performance to that of other compilations or indices that may be developed and made available in the future.

The Portfolios may include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, foreign securities, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisements may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and various investment alternatives. Advertisements may include lists of representative Morgan Stanley clients. The Portfolios may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment.

The Portfolios may include in its advertisements, discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Portfolio (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments). Advertisements and sales materials relating to a Portfolio may include information regarding the background and experience of its portfolio managers; the resources, expertise and support made available to the portfolio managers by Morgan Stanley; and the portfolio manager's goals, strategies and investment techniques.

The Portfolios' advertisements may discuss economic and political conditions of the United States and foreign countries, the relationship between sectors of the U.S., a foreign, or the global economy and the U.S., a foreign, or the global economy as a whole and the effects of inflation. The Portfolios may include discussions and illustrations of the growth potential of various global markets including, but not limited to, Africa, Asia, Europe, Latin America, North America, South America, Emerging Markets and individual countries. These discussions may include the past performance of the various markets or market sectors; forecasts of population, gross national product and market performance; and the underlying data which supports such forecasts. From time to time, advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in the Portfolios' shareholder reports (including the investment composition of a Portfolio), as well as the views of Morgan Stanley as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio.

The Portfolios may quote various measures of volatility and benchmark correlation in advertising. The Portfolios may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Portfolio may also advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

The Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Portfolio at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The after-tax returns of the Portfolios may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

                               COMPARATIVE INDICES

Each Portfolio of the Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

Consumer Price Index

The Consumer Price Index is published by the US Department of Labor and is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Financial Times Actuaries World Ex US Index

The FT-A World Ex US Index is a capitalization-weighted price index, expressed in dollars, after dividend withholding taxes, of foreign stock prices. This Index is calculated daily and reflects price changes in 24 major foreign equity markets. It is jointly compiled by the Financial Times, Ltd., Goldman, Sachs & Co., and County NatWest/Wood Mackenzie in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

CS First Boston Global High Yield Index

The CS First Boston Global High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BBB to CCC and defaults. Morningstar receives and publishes this figure as a monthly total return.

JP Morgan Traded Government Bond Index

The JP Morgan Traded Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of 13 countries. The Index is maintained by JP Morgan Securities, Inc. and includes only liquid issues.

J.P. Morgan Emerging Markets Bond Global Index (EMBI Global)

The EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities:
Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d'Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey, and Venezuela.

Lehman Brothers 5-Year Municipal Bond Index

Lehman Brothers 5-Year Municipal Bond Index is a total return performance benchmark for the intermediate investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 4 and 6 years.

Lehman Brothers 10-Year Municipal Bond Index

Lehman Brothers 10-Year Municipal Bond Index is a total return performance benchmark for the long term, investment grade tax exempt bond market. The Index includes general obligation bonds, revenue bonds, insured bonds and prefunded bonds with maturities between 8 and 12 years.

Lehman Brothers Aggregate Index

The Lehman Brothers Aggregate Index is a fixed-income market value-weighted Index that combines the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $150 million.

Lehman Brothers Government/Credit Index

The Lehman Government/Credit Index includes securities in the Government and Corporate Indices. Specifically, the Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Corporate Index includes publicly issued U.S. corporate and Yankee debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Subgroups of the Lehman Government/Corporate Bond Index, based on maturity, are the Lehman Government/Corporate Intermediate Index and the Lehman Government/Corporate Long Index.

Lehman Brothers Intermediate Government/Credit Index

The Lehman Brothers Intermediate Government/Credit Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.

Lehman Brothers Long Municipal Bond Index

The Lehman Brothers Long Municipal Bond Index is a total return for the long-term, investment-grade tax-exempt bond market for bonds. The Index includes municipal bonds with maturities of 22 years or more.

Lehman Brothers Mortgage-Backed Securities Index

The Lehman Brothers Mortgage-Backed Securities Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Fannie Mae and the Federal Home Loan Mortgage Corporation (FHLMC), and balloon mortgage with fixed-rate coupons.

Lipper Growth & Income Fund Index

The Lipper Growth & Income Fund Index is a net asset value weighted Index of the 30 largest Funds within the Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.

Lipper High Current Yield Fund Average

The Lipper High Current Yield Fund Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc. classified as high yield funds. The number of Funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Russell 2000(R) Growth Index

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap(R) Growth Index

The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.


Salomon World Government Bond Index ex US

The Salomon World Government Bond Index ex US is designed to provide a comprehensive measure of total return performance of the domestic government bond markets of 12 countries outside the U.S. The index has been constructed with the aim of choosing "an inclusive" universe of institutionally traded fixed rate bonds. The selection of security types to be included in the index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

International Finance Corporation Emerging Markets Index

The International Finance Corporation Emerging Markets Index is an Index designed to measure the total return in either US or local currency terms of developing markets as defined by the World Bank. The selection of stocks is made based on size, liquidity and industry. The weight given to any stock is determined by its market capitalization.

Lipper Money Market Average

The Lipper Money Market Average reports the average return of all the Funds tracked by Lipper Analytical Services, Inc., classified as money market funds for any given period. The number of funds tracked varies. As a result, reported returns for longer time periods do not always match the linked product of shorter period returns.

Merrill Lynch Corporate & Government Bond Index

The Merrill Lynch Corporate & Government Bond Index includes over 4,500 U.S. Treasury, Agency and investment grade corporate bonds. The Index is calculated daily and will be used from time to time in performance comparison for partial month periods.

Morgan Stanley Capital International World ex USA Index

The Morgan Stanley Capital International World ex USA Index is a capitalization-weighted price index expressed in dollars. The Index reflects the performance of over 1,100 companies in 19 foreign equity markets. The Index includes dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE Index

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International EAFE-GDP Weighted Index

The Morgan Stanley Capital International EAFE-GDP index is an arithmetic average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. The Index is weighted by the Gross Domestic Product of the various countries in the index.

Morgan Stanley Capital International Emerging Markets Free Index

The Morgan Stanley Capital International Emerging Markets Free Index is a capitalization weighted Index of over 800 stocks from 17 different emerging market countries.

Nasdaq Industrials Index

The Nasdaq Industrials Index is a measure of all Nasdaq National Market System issues classified as industrial based on Standard Industrial Classification codes relative to a company's major source of revenue. The Index is exclusive of warrants, and all domestic common stocks traded in the regular Nasdaq market which are not part of the Nasdaq National Market System. The Nasdaq Industrials Index is market value weighted.

Russell 1000

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 billion.


Russell 2000

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $530 million; the median market capitalization was approximately $410 million. The largest company in the index had an approximate market capitalization of $1.4 billion.

Russell 2500

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $885 million; the median market capitalization was approximately $541 million. The largest company in the index had an approximate market capitalization of $3.8 billion.

Russell 3000

The Russell 3000 Index is a combination of the Russell 1000 Index and the Russell 2000 Index.


Salomon 1-3 Year Treasury/Government Sponsored Index

The Salomon 1-3 Year Treasury/Government Sponsored Index includes U.S. Treasury and agency securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index

The Salomon 1-3 Year Treasury/Government Sponsored/Corporate Index includes U.S. Treasury, agency and investment grade (BBB or better) securities with maturities one year or greater and less than three years. Securities with amounts outstanding of at least $25 million are included in the Index.

Salomon Broad Index

The Salomon Broad Index, also known as the Broad Investment Grade (BIG) Index, is a fixed-income market capitalization-weighted index, including U. S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government Index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (e.g., U. S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the Index is published monthly.

Salomon High-Yield Market Index

The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment-grade quality rating from either Standard & Poor's or Moody's rating services.

Salomon Mortgage Index

The Salomon Mortgage Index includes agency pass-throughs (GNMA, FHLMC, FNMA) and FHA and GNMA project loans. Pools with remaining terms shorter than 25 years are seasoned; pools with longer terms are classified as new. The Index is published monthly.

Salomon One To Three Year Treasury Index

The Salomon One To Three Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Salomon World Government Bond Index

The Salomon World Government Bond Index is designed to provide a comprehensive measure of total return performance of the domestic Government bond market of thirteen countries. The Index has been constructed with the aim of choosing an "all inclusive" universe of institutionally traded fixed-rate bonds. The selection of security types to be included in the Index is made with the aim of being as comprehensive as possible, while satisfying the criterion of reasonable availability to domestic and international institutions and the existence of complete pricing and market profile data.

S&P 500

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

S&P Mid Cap 400 Index

The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement.



S&P 500 Ex South Africa Index

The S&P 500 Ex South Africa Index is the same as the S&P 500 Index excluding companies that are on the Investor Responsibility Research Center ("IRRC") list of companies doing business in South Africa. This Index is maintained by Wilshire Associates.

The Wilshire Total Market Index (Formerly the Wilshire 5000 Equity Index)

The Wilshire 5000 Index contains over 7500 stocks that trade in the U.S. It is often referred to as the "total market index" because it covers such a large and wide amount of shares - it is the largest index in the World.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 2002, including notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference. A copy of the 2002 Annual Report will accompany the delivery of this Statement of Additional Information.

                 APPENDIX-DESCRIPTION OF SECURITIES AND RATINGS

I. Description of Bond Ratings Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: judged to be the best quality; carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A: possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa: considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured; Ba: B: protection of interest and principal payments is questionable.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers, 1,2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Corporate Bond Ratings:

AAA: highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA: also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A: regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB: regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investments.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CI: The rating CI is reserved for income bonds on which no interest is being paid. D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Corporate Bond Ratings:


AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "-,+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on the these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Excerpts from Duff & Phelps Corporate Bond Ratings:

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time of economic conditions.

A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protections factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP: Preferred stock with dividend arrearage.

Description of Bond Ratings

Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks. aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future. a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels. baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time. ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class. b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small. caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment. ca: An issue which is rated ca is speculative in a high degree an is likely to be in arrears on dividends with little likelihood of eventual payment. c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1,2 and 3 in each rating classification from "aa "through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Excerpts from Standard & Poor's Corporation's Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations. AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA. A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations , although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions. BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category. BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.
CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying. C: A preferred stock rated C is a non-paying issue. D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus(+) or Minus(-): The ratings from "AA" for "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts from Fitch IBCA Preferred Stock Ratings:

AAA: Preferred stocks assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an "AAA" rating.

AA: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

A: Preferred of preference issues assigned this rating are good quality. Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB: Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the "A" to "AAA" categories. Current results should be watched for possible of deterioration.

BB: Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to wide fluctuations. The loner-term financial capacities of the enterprises cannot be predicted with assurance.

B: Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC: Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC: Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C: Dividends are not currently being paid and may be in arrears. Prospects for future payments are remote.

D: Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA", "CCC", "CC", "C", and "D" categories.

                    MORGAN STANLEY INSTITUTIONAL FUND TRUST
                        U.S. Small Cap Value Portfolio
                                    PART C

                               Other Information

Item 15. Indemnification

   The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A, dated January 30, 2002, which was filed electronically on January 30, 2002 ("Post-Effective Amendment No. 58") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-03980 and 002-89729) (the "Registration Statement").

Item 16. Exhibits

 (1)Amended and Restated Declaration of Trust (the "Declaration") (incorporated herein by reference to Exhibit 1 of the Initial Registration Statement, filed on March 1, 1984); Amendment No. 1 to the Declaration, dated May 20, 1992 as filed as Exhibit 2 of Post-Effective Amendment No. 25, as filed on January 28, 1993 (incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 25 as filed on January 28, 1993); Amended and Restated Declaration of Trust dated November 18, 1993 (incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 42, as filed on July 15, 1996); Amended and Restated Declaration of Trust dated July 26, 2001 as filed as Exhibit 1 to the Registration Statement on Form N-14, as filed on March 22, 2002 (incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-14, as filed on March 22, 2002).

 (2)By-Laws of Registrant (incorporated herein by reference to Exhibit 2 of the Initial Registration Statement, filed on March 1, 1984); By-Laws as filed as Exhibit 2 of Post Effective Amendment No. 29, as filed on December 27, 1993; Amended and Restated By-Laws dated November 21, 1996 (incorporated herein by reference to Exhibit 2 (b) of Post-Effective Amendment No. 43, as filed on January 29, 1997); By-Laws dated October 18, 2001 as filed as
    Exhibit 2 to the Registration Statement on Form N-14, as filed on March 22, 2002 (incorporated herein by reference to Exhibit 2 to the Registration Statement on Form N-14, as filed on March 22, 2002).

 (3)Not Applicable.

 (4)Copy of Agreement and Plan of Reorganization (filed herewith).

 (5)Not Applicable.

 (6)Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated July 1, 1988 (incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 8, as filed on February 18, 1987); Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated January 3, 1996 (incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997); Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated May 31, 1997 (incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 44, as filed on June 13, 1997); Amended Schedule A, dated November 16, 2000, to Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP dated May 31, 1997 9 (incorporated herein by reference to Exhibit (5)(d) of Post -Effective Amendment No. 57, as filed on January 20, 2001); Investment Sub-Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. dated May 3, 1999 (incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 55, as filed on March 31, 2000); Amended Schedule A, dated July 31, 2003, to the Investment Advisory Agreement with Miller Anderson & Sherrerd, LLP, dated May 31, 1997 (incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60, as filed on September 26, 2002).

 (7)Distribution Agreement with MAS Fund Distribution, Inc. dated April 13, 1993 (incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 26, as filed on June 28, 1993). Distribution Agreement with MAS Fund Distribution, Inc. dated January 3, 1996 (incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 43, as filed January 29, 1997). Distribution Agreement with MAS Fund Distribution, Inc. dated May 31, 1997, (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 50, as filed on July 10, 1998).

 (8)Not Applicable

 (9)Custodian Agreement with State Street Bank & Trust Company (incorporated herein by reference to Exhibit (8) of the initial Registration Statement, as filed on March 1, 1984). Custodian Agreement with Morgan Stanley Trust Company dated September 1, 1993 (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 41 filed on January 30, 1996); Custodian Agreement with United States Trust Company of New York dated July 22, 1994 (incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 41, as filed on January 30, 1996.); Amendment dated January 3, 1996 between Morgan Stanley Trust Company and MAS Funds (incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 41, as filed on January 30, 1996); Deferred Compensation Plan for MAS Funds Board of Trustees, as amended, (incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 44, as filed on June 13, 1997); Amendment dated July 22, 1994 to the Custody Agreement between MAS Funds and United states Trust Company of New York (incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 46, as filed on January 29, 1998); Amendment to the Custody Fee Schedule effective October 1, 2002 (incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 59, as filed on January 31, 2003).

(10) (a)Distribution Plan relating to Adviser Class Shares (incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 41, as filed on January 30, 1996).

     (b) Rule 18f-3 Multiple Class Plan (incorporated herein by reference to
         Exhibit 18 of Post-Effective Amendment No. 41, as filed on January 30,
         1996)

(11)  (a)Opinion and consent of Mayer, Brown, Rowe & Maw (filed herewith).

     (b) Opinion and consent of Morgan Lewis and Bockius LLP (filed herewith).

(12)Opinion and consent of Mayer, Brown, Rowe & Maw regarding tax matters (filed herewith).

(13)Not Applicable.

(14)Consent of Independent Auditors Ernst & Young LLP (filed herewith).

(15)Not Applicable.

(16)Powers of Attorney (incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 60, as filed on September 26, 2003).

(17)Form of Proxy (filed herewith).

Item 17. Undertakings

   1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of November, 2003.

                                           Morgan Stanley Institutional Fund
                                           Trust

                                                         /S/  BARRY FINK
                                                  ------------------------------
                                           By:             Barry Fink
                                           Title:        Vice President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 26th day of November, 2003.

          Signature                         Title                    Date
          ---------                         -----                    ----

    /s/ Ronald E. Robison       Executive Vice President and   November 26, 2003
-----------------------------     Principal Executive Officer
      Ronald E. Robison

      /s/ James Garrett         Treasurer and Chief Financial  November 26, 2003
-----------------------------     Officer
        James Garrett

  Majority of Trustees

      /s/ Michael Bozic         Trustee                        November 26, 2003
-----------------------------
        Michael Bozic

 /s/ Charles A. Fiumefreddo     Chairman and Trustee           November 26, 2003
-----------------------------
   Charles A. Fiumefreddo

      /s/ Edwin J. Garn         Trustee                        November 26, 2003
-----------------------------
        Edwin J. Garn

     /s/ Wayne E. Hedien        Trustee                        November 26, 2003
-----------------------------
       Wayne E. Hedien

    /s/ James F. Higgins        Trustee                        November 26, 2003
-----------------------------
      James F. Higgins

  /s/ Dr. Manuel H. Johnson     Trustee                        November 26, 2003
-----------------------------
    Dr. Manuel H. Johnson

    /s/ Joseph J. Kearns        Trustee                        November 26, 2003
-----------------------------
      Joseph J. Kearns

    /s/ Michael E. Nugent       Trustee                        November 26, 2003
-----------------------------
      Michael E. Nugent

   /s/ Phillip J. Purcell       Trustee                        November 26, 2003
-----------------------------
     Phillip J. Purcell

       /s/ Fergus Reid          Trustee                        November 26, 2003
-----------------------------
         Fergus Reid

                                 EXHIBIT INDEX

        EX99.4     Form of Agreement and Plan of Reorganization.

        EX99.11(a) Opinion and consent of Mayer, Brown, Rowe & Maw LLP.

        EX99.11(b) Opinion and consent of Morgan, Lewis and Bockius LLP.

        EX99.12    Opinion of Mayer, Brown, Rowe & Maw LLP.

        EX99.14    Consent of Ernst & Young LLP, Independent Auditors.

        EX99.17    Form of Proxy.